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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado
80206 (Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 6/30/11

Item 1 — Reports to Shareholders

ANNUAL REPORT
June 30, 2011

Janus Alternative Fund

Janus Real Return Allocation Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

We would like to take this opportunity to thank you for investing with Janus. It has been a challenging time for investors as a variety of macro issues have flared up, including softening economic data, Europe’s sovereign debt crisis and the battle in Washington over raising the debt ceiling. These are real risks, in our view, and we’re less bullish than we were at the start of 2011. Nonetheless, we continue to see encouraging fundamentals in many of the companies we follow. Valuations for equities look attractive to us, and we’re still bullish on corporate bonds.

The economy has clearly softened in recent months, both domestically and globally. The question now is whether this is a temporary soft patch or a retreat into recession. At the core, we think it’s a soft patch. Companies we follow have generally been reporting strong results and engaging in activities – such as increasing dividends – that coincide with a steady, if modest, rebound in confidence. It’s important to note that some economic slowing is natural after a period of rapid acceleration. Political risk in the U.S. and Europe remains a wild card. Europe’s debt crisis may recede near-term, but the longer-term structural issues have not been resolved and are likely to keep financial markets edgy. In the U.S., we think the high stakes, partisan nature of the federal debt limit battle means the ultimate deal will probably be a stopgap measure. This may only lead to more uncertainty, and the issue is likely to plague the markets through the 2012 election season.

Equities: Healthy Fundamentals

Stocks have been volatile in recent months, often trading around macro concerns. At the corporate level, however, we’re seeing solid fundamentals. Profits for the S&P 500 Index are forecast to be 18% higher this year than in 2010. Even assuming no growth in earnings, valuations look reasonable to us: the S&P 500 is trading around 13 times 1-year forward estimated earnings, well below its average for the last decade. We’re seeing compelling opportunities in several sectors, including health care, consumer and technology. We also think large-cap stocks look particularly attractive. Valuations appear historically low. Growth has been reasonably good, and many of these companies have strong non-U.S. growth opportunities. When the cycle turns toward large caps, we think they’ll outperform for years.

Fixed Income: Building Dry Powder

The consensus around fixed income has been dead wrong this year. Virtually everyone expected higher rates, yet yields on 10-year Treasuries have moved below where they were at the start of 2011. The market seems to have realized that the economy is slowing and that deleveraging in the global economy is going to be a drag on growth – holding rates down longer than expected.

From a positioning standpoint, we have been buying U.S. Treasuries in an attempt to hedge against market volatility and uncertainty. We’re still very bullish on credit. Still, we have been taking some profits and focusing more on protecting the downside. We also want to put the portfolios in a position to take advantage of market volatility. It’s always nice to be in a position to buy when others are selling.

Outlook: Maintaining Balance in a Volatile Environment

With the economy uncertain, we expect volatility to persist for some time. When 10- and 30-year Treasuries move up and down one or two points each day, it tells us that the market doesn’t have a lot of conviction in outcomes. The volatility in stocks, meanwhile, suggests a lack of confidence in growth estimates, despite healthy fundamentals at many companies. In this kind of market, we think there’s no sense in trying to be a hero. We thus continue to focus on downside risk while looking for attractive long-term opportunities and growth. Maintaining a balanced portfolio, while staying active and focusing on

Janus Alternative Fund | 1

Continued

the fundamentals, we think, remains the best way to achieve attractive long-term results for our shareholders.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Investing involves market risk. Investment return and fund share value will fluctuate and it is possible to lose money by investing.

The opinions are those of the authors as of June 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

Risk-adjusted return enables investors to compare the performance of low risk, low return investments to high risk, high return investments.

S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | JUNE 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2012. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Janus Alternative Fund | 3

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Fund’s prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2011

Janus Real Return Allocation Fund (unaudited)

FUND SNAPSHOT
We believe that strategically allocating among diversified asset classes that exhibit positive correlations to inflation can protect against the loss of purchasing power and wealth destruction caused by higher inflation. We allocate among six actively managed strategies to seek higher returns than core U.S. inflation.
John Brynjolfsson portfolio manager	Gibson Smith portfolio manager

PERFORMANCE OVERVIEW

Since its inception on May 13, 2011, Janus Real Return Allocation Fund’s Class I Shares returned –0.50% for the period ended June 30, 2011. This compares to a return of 1.43% for its benchmark, the Barclays Capital U.S. TIPS Index.

FUND OVERVIEW

Janus Real Return Allocation Fund, a strategic asset allocation strategy, launched during the second quarter 2011 to help long-term investors seek protection against the loss of purchasing power due to inflation. We believe the potential for inflation is growing due to factors such as a growing money supply, rising commodity prices and a rapidly growing national budget deficit. To combat this threat, we think it is going to be important to invest in multiple asset classes that exhibit low historical correlations to equity and fixed income markets. Comprised of six-sleeves of diversified asset classes, (global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate and short-duration debt) the Fund’s objective is to seek real return consistent with capital preservation.

The Fund is led by Gibson Smith, co-CIO of Janus Capital Management LLC and co-portfolio manager on some Janus fixed income strategies, and John Brynjolfsson, CIO of Armored Wolf, LLC a registered investment adviser founded in 2008, and a portfolio manager on Armored Wolf’s inflation-linked bonds and real return strategies. They co-chair the Fund’s allocation committee, which determines the Fund’s overall asset allocation among each sleeve on a monthly or ad hoc basis, as market conditions dictate. In addition, as members of the allocation committee, they are jointly and primarily responsible for management of the Fund, and, along with other Janus portfolio managers, are individually responsible for management of one or more sleeves of the Fund.

PORTFOLIO MANAGER COMMENTS

Since the Fund’s launch in May 2011 through period end, the allocation among the sleeves was largely unchanged with a 50% allocation in global inflation-linked bonds and 11% each in commodities, emerging market equities, global real estate, and short-duration debt. Another 1% was allocated to emerging market debt with the balance in cash. The Fund has the flexibility to invest in the sleeves based on the following approximate parameters: 25% to 75% in global inflation-linked securities and 0% to 20% divided among the other five sleeves.

Our global inflation-linked bonds allocation is focused on long positions in 5- and 10-year U.S. Treasury Inflation Protection Securities (which are indexed to headline inflation) and short positions in long maturity Treasuries. We cannot stress enough that real yield (nominal yields adjusted for inflation or the Consumer Price Index (“CPI”) on the Fed Funds Rate is at a historically low rate. We believe as the economy slows and headwinds of higher taxes and mandates weigh on confidence, the Federal Reserve (Fed) will maintain its zero Fed Funds Rate. By prolonging its policy, the Fed will continue to stoke liquidity induced appreciation in real assets, depreciation in the dollar, and only tangentially modestly increase the core CPI.

During the period, our short-term bond sleeve experienced the intensifying and extreme risk-on/risk-off mentality that has driven fixed income volatility year-to-date. Renewed investor fears about sovereign debt and economic growth uncertainty during May and June prompted a significant flight to safety rally that drove two-year Treasury rates sharply lower, ending the period at 0.46% after reaching a year-to-date low of 0.33% in late June. Investment grade and high-yield and corporate spreads widened as bond investors took some risk assets off the table during May and June with a brief rally in the last week of trading. While we remain underweight U.S. Treasuries, we trimmed positions to decrease our allocation. There has been much recent market debate about the long-term prospects of U.S. Treasuries. In our opinion, however, the sleeve’s

Janus Alternative Fund | 5

Janus Real Return Allocation Fund (unaudited)

strategic allocation to these securities plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly dial portfolio risk down. That being said, the sleeve’s fundamental positioning remained unchanged, and we continued to view corporate credit security selection as the most effective way to capture alpha and manage long-term risk.

Emerging market equities have been weak due to slowing growth due in part to slowdowns in Europe and North America as well as temporary retrenchments related to supply chain disruptions in Japan. Emerging market countries (China, Brazil and India) have also raised interest rates in an effort to combat rising inflation, which have contributed to their markets’ underperformance. Most emerging market countries are serious about addressing inflation with some exceptions (Indonesia, Turkey, Eastern Europe, South Africa and to a lesser extent South Korea). Thus, we believe there will be differentiation in emerging markets going forward. Also at work is likely reductions in fiscal and monetary stimulus, particularly in the U.S. Emerging market equities remain volatile, which is why we only maintain a cautiously opportunistic stance at this juncture.

Given the sharp corrections in prices, emerging market risk assets are very attractive to us. Relative to developed market equities, we are very bullish on emerging markets based on moderate inflation levels and the earnestness by central banks to fight it. On a relative value basis, India has become much more attractive and we are finding opportunities in China and Brazil.

Our emerging market debt investment theme is centered on a growing middle class that will put price pressure on commodities as demand expands faster than supply. We are focused on finding the low-cost producers in the food, energy, mining and infrastructure sectors. Since we anticipate commodity inflation will drop to single digits from the 30% plus levels in most food and minerals displayed over the past 12 months, we prefer commodity exporting countries that have high nominal and real Gross Domestic Product (“GDP”) growth and companies that produce commodities at favorable margins. We are finding fixed-rated bonds with good credit that are available at or near double-digit yields.

In commodities, we have long positions in crude oil. Although macro-economic risks and slowing demand weighed on prices during the quarter, we believe as industrial demand returns this summer along with seasonal demand and a supply shortfall emerges prices will rebound. We also like natural gas with inventories below five-year averages and at record lows in comparison to coal and crude. Finally, we believe corn and soybean prices should benefit from lost acreage due to weather-related issues in the U.S., Europe and China.

In global real estate, we remain positive on both emerging and developed markets. In developed markets, we believe the economic recovery is sufficiently entrenched to avoid another recession on a global scale. Slow growth accompanied by little to modest inflation and no or very gradual rate increases is a good scenario for commercial real estate. As the landlord to the global economy, commercial real estate would benefit from improving fundamentals, muted new supply and higher asset prices and still attractive borrowing rates. In emerging markets, listed real estate in most markets has been a significant laggard, even though the macro overhang plaguing the developed markets is largely absent. In the three emerging markets — China, Brazil and India where we’ve been the most active, the economic backdrop remains constructive. It appears we’re in the later stages of tightening cycles in all three of the countries, which is particularly bullish for the sector.

As the market environment continues to be volatile in the near term, the asset allocation committee will monitor and proactively take advantage of market dislocations by moving assets among the underlying sleeves.

DERIVATIVES

The Fund held futures, swaps, options and forward currency contracts, which in aggregate detracted from performance. We used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In an effort to capitalize on the volatility in the certain sectors, we periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for investing in Janus Real Return Allocation Fund.

6 | JUNE 30, 2011

(unaudited)

Janus Real Return Allocation Fund At A Glance

5 Top Performers – Holdings

Contribution

Rehne Commercial Holdings Co., Ltd.	0.02%
Ivanhoe Mines, Ltd. (U.S. Shares)	0.02%
Prologis, Inc.	0.01%
POSCO	0.01%
Erste Group Bank A.G.	0.01%

5 Bottom Performers – Holdings

Contribution

Sino-Forest Corp.	–0.12%
Sino-Forest Corp. – Put
expires July 2011 23 contracts exercise price 17.00 CAD	–0.08%
Niko Resources, Ltd.	–0.04%
MRV Entgenharia e Participacoes S.A.	–0.03%
Karoon Gas Australia, Ltd.	–0.02%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)

Financials	0.53%	59.36%
Utilities	0.20%	1.62%
Other**	0.08%	3.90%
Information Technology	0.05%	3.68%
Real Estate	0.02%	0.44%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)

Consumer Staples	–0.31%	1.55%
Industrials	–0.18%	3.68%
Materials	–0.15%	6.41%
Energy	–0.12%	6.36%
Telecommunication Services	–0.01%	2.91%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Alternative Fund | 7

Janus Real Return Allocation Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

BOCI — Prudential — W.I.S.E. — CSI China Tracker Fund (ETF) Exchange-Traded Funds	0.5%
CapitaLand, Ltd. Real Estate Operating/Development	0.4%
Vanguard MSCI Emerging Markets (ETF) Exchange-Traded Funds	0.4%
Hang Lung Properties, Ltd. Real Estate Operating/Development	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components — Integrated Circuits	0.3%

1.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 6.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

8 | JUNE 30, 2011

(unaudited)

Performance

Cumulative Total Return – for the period ended June 30, 2011		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Real Return Allocation Fund — Class A Shares		2.17%	1.27%
NAV	–0.50%
MOP	–6.22%

Janus Real Return Allocation Fund — Class C Shares		2.94%	2.02%
NAV	–0.60%
CDSC	–1.59%

Janus Real Return Allocation Fund — Class D Shares(1)	–0.50%	1.98%	1.15%

Janus Real Return Allocation Fund — Class I Shares	–0.50%	1.83%	1.02%

Janus Real Return Allocation Fund — Class S Shares	–0.50%	2.31%	1.52%

Janus Real Return Allocation Fund — Class T Shares	–0.50%	2.06%	1.27%

Barclays Capital U.S. TIPS Index	1.43%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/ allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Alternative Fund | 9

Janus Real Return Allocation Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary, allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.
Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Inflation-linked bonds typically have lower yields than conventional fixed-rate bonds due to their inflation adjustment feature and normally decline in price when interest rates rise.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund’s performance for very short time periods may not be indicative of future performance.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date — May 13, 2011
(1)	Closed to new investors.

10 | JUNE 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(5/13/11)	(6/30/11)	(5/13/11 - 6/30/11)†

Actual	$1,000.00	$995.00	$1.70

Hypothetical (5% return before expenses)	$1,000.00	$1,005.01	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(5/13/11)	(6/30/11)	(5/13/11 - 6/30/11)†

Actual	$1,000.00	$994.00	$2.70

Hypothetical (5% return before expenses)	$1,000.00	$1,004.00	$10.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(5/13/11)	(6/30/11)	(5/13/11 - 6/30/11)†

Actual	$1,000.00	$995.00	$1.67

Hypothetical (5% return before expenses)	$1,000.00	$1,005.63	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(5/13/11)	(6/30/11)	(5/13/11 - 6/30/11)†

Actual	$1,000.00	$995.00	$1.37

Hypothetical (5% return before expenses)	$1,000.00	$1,005.34	$5.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(5/13/11)	(6/30/11)	(5/13/11 - 6/30/11)†

Actual	$1,000.00	$995.00	$2.04

Hypothetical (5% return before expenses)	$1,000.00	$1,004.67	$7.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(5/13/11)	(6/30/11)	(5/13/11 - 6/30/11)†

Actual	$1,000.00	$995.00	$1.70

Hypothetical (5% return before expenses)	$1,000.00	$1,005.01	$6.31

†	Actual expenses paid reflect only the inception period (May 13, 2011 to June 30, 2011). Therefore actual expenses shown are lower than would be expected for a six month period. Actual expenses are equal to the annualized expense ratio of 1.27% for Class A Shares, 2.02% for Class C Shares, 1.25% for Class D Shares, 1.02% for Class I Shares, 1.52% for Class S Shares and 1.27% for Class T Shares multiplied by the average account value over the period, multiplied by 49/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Alternative Fund | 11

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Common Stocks – 18.5%
Automotive – Cars and Light Trucks – 0%
8,000	Dongfeng Motor Group Co., Ltd.**	$15,249
Brewery – 0.1%
9,500	East African Breweries, Ltd.**	20,703
4,850	San Miguel Corp.**	12,910
		33,613
Building and Construction – Miscellaneous – 0%
400	Multiplan Empreendimentos Imobiliarios S.A.**	8,740
Building – Residential and Commercial – 0.3%
600	Hajime Construction Co., Ltd.**	15,871
14,600	MRV Engenharia e Participacoes S.A.**	121,242
		137,113
Casino Hotels – 0.1%
580	Kangwon Land, Inc.**	15,557
142,000	NagaCorp, Ltd.**	34,770
		50,327
Cellular Telecommunications – 0.4%
890	America Movil S.A.B. de C.V. - Series L (ADR)**	47,953
3,023	MTN Group, Ltd.**	64,412
2,235	Turkcell Iletisim Hizmetleri (ADR)*,**	30,284
		142,649
Coal – 0.2%
15,500	China Shenhua Energy Co., Ltd.**	74,424
Commercial Banks – 1.1%
6,340	Banco Bilbao Vizcaya Argentaria S.A. (ADR)**	74,432
5,740	Banco do Brasil S.A. (ADR)**	102,918
5,000	Banco Santander Brasil S.A. (ADR)**	58,550
6,446	Commercial Bank of Qatar Q.S.C. (GDR)**	25,777
2,567	Commercial International Bank Egypt S.A.E.**	12,789
1,592	Erste Group Bank A.G.**	83,388
7,854	First Gulf Bank PJSC**	38,192
3,016	Sberbank of Russia (ADR)*,**	43,728
		439,774
Computer Services – 0%
100	VanceInfo Technologies, Inc. (ADR)*,**	2,311
Computer Software – 0%
5,000	China ITS Holdings Co., Ltd.*,**	1,986
Consumer Products – Miscellaneous – 0%
22,000	Goodbaby International Holdings, Ltd.**	10,036
Diversified Financial Services – 0.1%
1,050	Shinhan Financial Group Co., Ltd.**	50,154
Diversified Minerals – 0.1%
1,500	Vale S.A. (ADR)**	47,925
Diversified Operations – Commercial Services – 0.4%
4,000	China Merchants Holdings International Co., Ltd.**	15,530
4,406	KHD Humboldt Wedag International A.G.*,**	38,974
886	Orascom Development Holding A.G.*,**	29,176
10,000	Shanghai Industrial Holdings, Ltd.**	37,135
6,000	Wharf Holdings, Ltd.**	41,912
		162,727
Electric Products – Miscellaneous – 0.1%
1,500	LG Electronics, Inc. (Preference Shares)**	43,259
Electric – Distribution – 0.2%
4,900	Equatorial Energia S.A.**	37,362
41,081	Spark Infrastructure Group (144A)**	56,914
		94,276
Electric – Integrated – 0.1%
1,010	Centrais Eletricas Brasileiras S.A. (ADR)**	13,635
800	Korea Electric Power Corp.*,**	21,269
		34,904
Electronic Components – Semiconductors – 0.2%
126	Samsung Electronics Co., Ltd.**	97,932
Electronic Parts Distrib – 0.1%
19,000	WPG Holdings, Ltd.**	32,330
Energy – Alternate Sources – 0%
40	First Solar, Inc.*,**	5,291
Food – Meat Products – 0.1%
9,400	JBS S.A.*,**	32,404
Food – Miscellaneous/Diversified – 0.2%
11,000	China Yurun Food Group, Ltd.**	31,174
157,000	Pacific Andes Resources Development, Ltd.**	35,174
		66,348
Food – Wholesale/Distribution – 0.1%
20,863	Olam International, Ltd.ß	46,395
Forestry – 0%
160	Deltic Timber Corp.**	8,590
Industrial Automation and Robotics – 0.1%
300	FANUC Corp.**	50,026
Insurance Brokers – 0.1%
2,600	CNinsure, Inc. (ADR)*,**	38,298
Internet Content – Entertainment – 0%
340	Youku.com, Inc. (ADR)*,**	11,679
Internet Infrastructure Software – 0%
310	AsiaInfo Holdings, Inc.*,**	5,134
Life and Health Insurance – 0.3%
20,000	AIA Group, Ltd.*,**	69,608
11,345	Discovery Holdings, Ltd.**	64,727
		134,335
Medical – Generic Drugs – 0.1%
1,315	Pharmstandard OJSC (GDR)*,**	29,969
Metal – Aluminum – 0.1%
2,555	Aluminium Bahrain BSC (GDR)**	28,079
Metal – Copper – 0.3%
9,405	Copper Mountain Mining Corp.*,**	72,845
280	First Quantum Minerals, Ltd.**	40,825
		113,670
Metal – Diversified – 0.2%
1,905	Ivanhoe Mines, Ltd. (U.S. Shares)*,**	48,196
692	Rio Tinto PLC**	49,969
		98,165
Metal – Iron – 0.1%
392	Kumba Iron Ore, Ltd.**	28,103
41	Newton Resources, Ltd.*,**	9
		28,112

See Notes to Consolidated Schedule of Investments and Financial Statements.

12 | JUNE 30, 2011

Consolidated Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Oil Companies – Exploration and Production – 0.8%
4,594	Cairn Energy PLC*,**	$30,586
1,570	Chariot Oil & Gas, Ltd.*,**	4,670
290	CNOOC, Ltd. (ADR)**	68,420
2,845	Cobalt International Energy, Inc.*,**	38,777
1,850	Gazprom OAO (ADR)*,**	26,918
32	HRT Participacoes em Petroleo S.A.*,**	28,706
6,775	Karoon Gas Australia, Ltd.*,**	38,191
925	Niko Resources, Ltd.**	57,747
4,300	OGX Petroleo e Gas Participacoes S.A. (ADR)*,**	41,065
		335,080
Oil Companies – Integrated – 0.4%
341	Lukoil OAO (ADR)**	21,689
1,403	Pacific Rubiales Energy Corp.**	37,604
2,010	Petroleo Brasileiro S.A. (ADR)**	68,059
570	YPF S.A. (ADR)**	25,679
		153,031
Oil Refining and Marketing – 0.1%
1,174	Reliance Industries, Ltd. (GDR) (144A)**	47,277
Platinum – 0.1%
331	Anglo Platinum, Ltd.**	30,785
19,700	Eastern Platinum, Ltd.*,**	16,341
		47,126
Power Converters and Power Supply Equipment – 0.0%
755	China Ming Yang Wind Power Group, Ltd. (ADR)*,**	4,749
Property and Casualty Insurance – 0.1%
97	Samsung Fire & Marine Insurance Co., Ltd.**	22,532
Real Estate Management/Services – 1.0%
7,696	Atrium European Real Estate, Ltd.**	50,688
6,000	BR Malls Participacoes S.A.**	68,625
513	Castellum AB**	7,687
1,115	CB Richard Ellis Group, Inc. – Class A*,**	27,998
93	Deutsche Euroshop A.G.**	3,682
2,340	E-House China Holdings, Ltd. (ADR)**	22,955
2,761	First Capital Realty, Inc.**	47,178
390	Jones Lang LaSalle, Inc.**	36,777
1,500	LPS Brasil Consultoria de Imoveis S.A.**	36,523
4,000	Mitsubishi Estate Co., Ltd.**	70,219
9,735	Songbird Estates PLC*,**	23,980
		396,312
Real Estate Operating/Development – 2.8%
5,800	BR Properties S.A.**	65,037
3,120	Brookfield Asset Management, Inc. – Class A**	103,490
71,000	CapitaLand, Ltd.**	168,853
6,000	China Resources Land, Ltd.**	10,880
300	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes**	2,858
2,900	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes**	25,978
43,624	Emaar Properties PJSC**	36,164
5,422	GAGFAH S.A.**	39,426
34,000	Global Logistic Properties, Ltd.*,**	57,111
34,000	Hang Lung Properties, Ltd.**	140,827
14,500	Hopewell Holdings, Ltd.**	46,118
924	Hysan Development Co., Ltd.**	4,574
3,017	Medinet Nasr Housing*,**	10,508
1,000	Mitsui Fudosan Co., Ltd.**	17,241
7,000	New World Development, Ltd.**	10,633
5,800	PDG Realty S.A. Empreendimentos e Participacoes**	32,667
337,000	Powerlong Real Estate Holdings, Ltd.**	96,939
372,000	Renhe Commercial Holdings Co., Ltd.**	71,753
99,000	Shui On Land, Ltd.**	43,454
114,000	Shun Tak Holdings, Ltd.**	69,424
84,749	Sorouh Real Estate Co.*,**	28,442
865	St Joe Co.*,**	18,027
3,000	Sun Hung Kai Properties, Ltd.**	43,782
		1,144,186
REIT – Apartments – 0.4%
1,675	American Campus Communities, Inc.**	59,496
2,800	Associated Estates Realty Corp.**	45,500
1,300	Canadian Apartment Properties**	26,069
70	Essex Property Trust, Inc.**	9,470
395	Home Properties, Inc.**	24,048
		164,583
REIT – Diversified – 1.9%
12,563	Abacus Property Group**	31,203
1,975	American Assets Trust, Inc.**	44,339
2,595	Coresite Realty Corp.**	42,558
385	Corio N.V.**	25,503
1,025	Digital Realty Trust, Inc.**	63,324
4,330	Duke Realty Corp.**	60,663
760	DuPont Fabros Technology, Inc.**	19,152
465	Entertainment Properties Trust**	21,716
510	Eurocommercial Properties N.V.**	25,362
20,700	Fibra Uno Administracion S.A. de C.V.**	35,536
3,575	Land Securities Group PLC**	48,883
7,610	Lexington Realty Trust**	69,479
845	Liberty Property Trust**	27,530
92,000	Mapletree Logistics Trust**	68,952
1,800	Morguard Real Estate Investment Trust**	28,872
5,962	Segro PLC**	29,867
1,533	Shaftesbury PLC**	12,991
259	Unibail-Rodamco S.E.**	59,854
250	Vornado Realty Trust**	23,295
670	Winthrop Realty Trust**	8,000
		747,079
REIT – Health Care – 0.3%
720	HCP, Inc.**	26,417
800	Health Care, Inc.**	41,944
1,585	LTC Properties, Inc.**	44,094
290	Ventas, Inc.**	15,286
		127,741
REIT – Hotels – 0.5%
45,000	Ascott Residence Trust**	43,281
5,875	Chatham Lodging Trust**	94,646
3,405	FelCor Lodging Trust, Inc.*,**	18,149
530	Hospitality Properties Trust**	12,852
2,025	Pebblebrook Hotel Trust**	40,885
		209,813
REIT – Mortgage – 0.5%
4,555	Annaly Capital Management, Inc.**	82,172
2,935	Colony Financial, Inc.**	53,035

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 13

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

3,570	Cypress Sharpridge Investments, Inc.**	$45,732
		180,939
REIT – Office Property – 0.7%
1,135	Alexandria Real Estate Equities, Inc.**	87,872
1,465	BioMed Realty Trust, Inc.**	28,187
380	Boston Properties, Inc.**	40,341
380	Douglas Emmett, Inc.**	7,558
4,646	Great Portland Estates PLC**	32,512
2,170	Kilroy Realty Corp.**	85,693
1	Tokyu, Inc.**	6,714
		288,877
REIT – Regional Malls – 0.4%
3,123	General Growth Properties, Inc.**	52,123
1,740	Macerich Co.**	93,090
270	Simon Property Group, Inc.**	31,382
		176,595
REIT – Shopping Centers – 0.9%
2,100	Acadia Realty Trust**	42,693
3,265	Cedar Shopping Centers, Inc.**	16,815
9,725	CFS Retail Property Trust**	18,976
193	Federal Realty Investment Trust**	16,440
1,325	Kimco Realty Corp.**	24,698
8,840	Kite Realty Group Trust**	44,023
2,000	Link**	6,828
310	Regency Centers Corp.**	13,630
1,055	Weingarten Realty Investors**	26,544
12,711	Westfield Group**	118,451
9,567	Westfield Retail Trust**	27,850
		356,948
REIT – Storage – 0.1%
890	Sovran Self Storage, Inc.**	36,490
REIT – Warehouse/Industrial – 0.5%
178,000	AIMS AMP Capital Industrial**	31,946
3,250	First Potomac Realty Trust**	49,757
2,921	Prologis, Inc.**	104,689
		186,392
Resorts and Theme Parks – 0.2%
1,340	Vail Resorts, Inc.**	61,935
Retail – Apparel and Shoe – 0.3%
35,000	Anta Sports Products, Ltd.**	62,814
2,000	Li Ning Co., Ltd.**	3,477
13,500	Ports Design, Ltd.**	32,082
		98,373
Retail – Major Department Stores – 0.1%
13,600	Parkson Holdings Berhad**	27,143
Retail – Restaurants – 0.1%
535	Arcos Dorados Holdings, Inc.**	11,283
1,639	Whitbread PLC**	42,485
		53,768
Rubber/Plastic Products – 0.1%
16,420	Jain Irrigation Systems, Ltd. (EDR)**	31,346
Schools – 0%
395	Ambow Education Holding, Ltd. (ADR)*,**	2,042
Semiconductor Components – Integrated Circuits – 0.3%
235	RDA Microelectronics, Inc. (ADR)*,**	2,113
10,640	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)**	134,170
		136,283
Steel – Producers – 0.4%
6,260	Ezz Steel*,**	11,125
5,915	Mechel (ADR)**	51,046
186	POSCO**	80,791
		142,962
Telecommunication Services – 0.2%
4,630	VimpelCom, Ltd. (ADR)**	59,079
Transactional Software – 0.0%
1,225	Longtop Financial Technologies, Ltd. (ADR)*,ß,oo	1,801
Transportation – Marine – 0%
175	Alexander & Baldwin, Inc.**	8,428
Wire and Cable Products – 0%
390	Fushi Copperweld, Inc.*,**	2,235
Wireless Equipment – 0.1%
750	Crown Castle International Corp.*,**	30,593

Total Common Stocks (cost $7,563,195)		7,457,962

Corporate Bonds – 9.6%
Airlines – 0.1%
$30,000	Southwest Airlines Co. 5.2500%, 10/1/14**	32,462
Automotive – Cars and Light Trucks – 0.1%
30,000	Daimler Finance North America LLC 6.5000%, 11/15/13**	33,374
Brewery – 0.2%
65,000	Anheuser-Busch InBev Worldwide, Inc. 3.0000%, 10/15/12**	66,741
Chemicals – Diversified – 0.3%
30,000	Dow Chemical Co. 4.8500%, 8/15/12**	31,334
100,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)**	111,250
		142,584
Chemicals – Specialty – 0%
10,000	Ashland, Inc. 9.1250%, 6/1/17**	11,250
Commercial Banks – 1.3%
45,000	BB&T Corp. 2.0500%, 4/28/14**	45,502
45,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)**	44,775
44,614	CIT Group, Inc. 7.0000%, 5/1/14**	45,171
20,000	Commonwealth Bank of Australia 2.7500%, 10/15/12 (144A)**	20,443
100,000	HSBC Bank PLC 1.6250%, 8/12/13 (144A)**	100,371
20,000	Mercantile Bankshares Corp. - Series B 4.6250%, 4/15/13**	20,986
100,000	Nordea Bank A.B. 1.7500%, 10/4/13 (144A)**	100,120

See Notes to Consolidated Schedule of Investments and Financial Statements.

14 | JUNE 30, 2011

Consolidated Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

$100,000	Royal Bank of Scotland PLC 4.8750%, 8/25/14 (144A)**	$104,076
65,000	Westpac Banking Corp. 2.2500%, 11/19/12**	66,241
		547,685
Computers – Memory Devices – 0.1%
30,000	Seagate Technology 10.0000%, 5/1/14 (144A)**	34,800
Diversified Banking Institutions – 1.2%
40,000	Citigroup, Inc. 5.6250%, 8/27/12**	41,788
45,000	Citigroup, Inc. 1.1108%, 2/15/13‡,**	44,824
40,000	Citigroup, Inc. 4.8750%, 5/7/15**	41,684
30,000	Goldman Sachs Group, Inc. 4.7500%, 7/15/13**	31,669
20,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16**	20,217
100,000	Morgan Stanley 1.2533%, 4/29/13‡,**	99,818
301,146	Morgan Stanley 5.4000%, 5/15/15 (144A)	191,611
		471,611
Diversified Financial Services – 0.1%
40,000	General Electric Capital Corp. 5.4500%, 1/15/13**	42,571
20,000	General Electric Capital Corp. 5.9000%, 5/13/14**	22,218
		64,789
Diversified Minerals – 0.1%
25,000	Teck Resources, Ltd. 10.2500%, 5/15/16**	29,875
Diversified Operations – 0.1%
30,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12**	31,810
Diversified Operations – Commercial Services – 0.2%
65,000	ARAMARK Corp. 8.5000%, 2/1/15**	67,519
Electric – Generation – 0%
4,000	AES Corp. 7.7500%, 10/15/15**	4,270
Electric – Integrated – 0.2%
45,000	CMS Energy Corp. 2.7500%, 5/15/14**	45,041
20,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13**	21,813
		66,854
Electronic Components – Semiconductors – 0.2%
20,000	Texas Instruments, Inc. 0.8750%, 5/15/13**	20,041
18,700	Texas Instruments, Inc. 1.3750%, 5/15/14**	18,778
35,000	Texas Instruments, Inc. 2.3750%, 5/16/16**	35,011
		73,830
Electronics – Military – 0.2%
100,000	L-3 Communications Corp. - Series B 6.3750%, 10/15/15**	$102,750
Finance – Credit Card – 0.1%
30,000	American Express Credit Co. 5.8750%, 5/2/13 (MTN)**	32,296
Finance – Investment Bankers/Brokers – 0.4%
35,000	Jefferies Group, Inc. 3.8750%, 11/9/15**	35,569
70,000	Merrill Lynch & Co., Inc. 5.4500%, 7/15/14 (MTN)**	75,365
20,000	Raymond James Financial, Inc. 4.2500%, 4/15/16**	20,647
20,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12**	20,456
20,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14**	21,177
		173,214
Food – Miscellaneous/Diversified – 0.1%
45,000	Kraft Foods, Inc. 2.6250%, 5/8/13**	46,296
Life and Health Insurance – 0.2%
65,000	Prudential Financial, Inc. 3.6250%, 9/17/12 (MTN)**	66,729
Medical Products – 0.1%
20,000	CareFusion Corp. 4.1250%, 8/1/12**	20,614
Medical – Biomedical and Genetic – 0.1%
25,000	Amgen, Inc. 2.3000%, 6/15/16**	24,784
Medical – Drugs – 0.1%
20,000	Sanofi 1.6250%, 3/28/14**	20,233
Metal – Diversified – 1.2%
500,000	Vedanta Resources PLC 8.2500%, 6/7/21 (144A)	503,750
Mortgage Banks – 0.1%
20,000	Abbey National Treasury Services PLC 1.8538%, 4/25/14**,‡	19,881
20,000	Abbey National Treasury Services PLC 2.8750%, 4/25/14**	20,072
		39,953
Multi – Line Insurance – 0.2%
20,000	American International Group, Inc. 3.6500%, 1/15/14**	20,382
50,000	MetLife, Inc. 5.3750%, 12/15/12**	52,889
		73,271
Multimedia – 0.1%
35,000	NBC Universal, Inc. 2.1000%, 4/1/14 (144A)**	35,464
Oil Companies – Integrated – 0.3%
30,000	BP Capital Markets PLC 5.2500%, 11/7/13**	32,504
100,000	Petroleos de Venezuela S.A. 8.5000%, 11/2/17 (144A)	74,150
		106,654

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 15

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Oil Refining and Marketing – 0.1%
$20,000	Valero Energy Corp. 6.8750%, 4/15/12**	$20,915
Pipelines – 0.4%
20,000	El Paso Corp. 6.8750%, 6/15/14**	22,349
20,000	Energy Transfer Partners L.P. 5.6500%, 8/1/12**	20,955
30,000	Enterprise Products Operating LLC 4.6000%, 8/1/12**	31,157
65,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12**	67,206
45,000	Transcontinental Gas Pipe Line Co. LLC – Series B 7.0000%, 8/15/11**	45,317
		186,984
Property Trust – 0.1%
30,000	WCI Finance LLC / WEA Finance LLC 5.4000%, 10/1/12 (144A)**	31,524
REIT – Health Care – 0.4%
45,000	HCP, Inc. 5.9500%, 9/15/11 (MTN)**	45,437
40,000	HCP, Inc. 5.6500%, 12/15/13**	43,826
20,000	Senior Housing Properties Trust 8.6250%, 1/15/12**	20,659
36,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16**	37,194
		147,116
REIT – Hotels – 0.1%
55,000	Host Hotels & Resorts L.P. – Series R 6.8750%, 11/1/14**	56,375
REIT – Regional Malls – 0.3%
65,000	Rouse Co. L.P. 7.2000%, 9/15/12**	67,681
40,000	Rouse Co. L.P. / TRC Co-Issuer, Inc. 6.7500%, 5/1/13 (144A)**	41,350
20,000	Simon Property Group L.P. 5.0000%, 3/1/12**	20,340
		129,371
Retail – Perfume and Cosmetics – 0.1%
40,000	Sally Holdings LLC / Sally Capital, Inc. 9.2500%, 11/15/14**	41,600
Retail – Restaurants – 0.1%
20,000	Brinker International 5.7500%, 6/1/14**	21,251
Steel – Producers – 0.1%
40,000	ArcelorMittal 5.3750%, 6/1/13**	42,589
Telecommunication Services – 0.1%
40,000	Qwest Corp. 7.5000%, 10/1/14**	44,850
Telephone – Integrated – 0.2%
100,000	Virgin Media Finance PLC 9.1250%, 8/15/16**	105,250
Transportation – Railroad – 0.1%
60,000	Kansas City Southern Railway 8.0000%, 6/1/15**	64,350
Transportation – Services – 0.1%
45,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)**	44,400

Total Corporate Bonds (cost $3,861,887)		3,862,037

Exchange-Traded Funds – 1.3%
45,000	BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF)*,**	211,013
923	iShares JPMorgan USD Emerging Markets Bond Fund (ETF)	100,903
2,900	iShares MSCI Taiwan Index Fund (ETF)**	44,022
3,434	Vanguard MSCI Emerging Markets (ETF)**	166,961

Total Exchange-Traded Funds (cost $526,304)		522,899

Preferred Stocks – 0%
REIT – Regional Malls – 0%
620	CBL & Associates Properties, Inc. - Series D, 7.3750%** (cost $15,370)	15,351

Rights – 0%
Food – Meat Products – 0%
1,794	JBS S.A.*,**	0
Real Estate Management/Services – 0%
18	LPS Brasil Consultoria de Imoveis S.A.*,**	0

Total Rights (cost $0)		0

U.S. Treasury Notes/Bonds – 51.5%
U.S. Treasury Notes/Bonds:
4,000,000	0.0203%, 8/11/11**	3,999,932
124,000	0.6250%, 6/30/12**	124,485
32,000	0.6250%, 12/31/12**	32,131
138,000	1.3750%, 2/15/13**	140,194
92,000	0.6250%, 2/28/13**	92,356
78,000	1.7500%, 4/15/13**	79,835
139,000	1.3750%, 5/15/13**	141,421
15,000	1.1250%, 6/15/13**	15,194
92,000	1.2500%, 2/15/14**	93,351
32,000	1.2500%, 3/15/14**	32,465
15,418,650	1.1250%, 1/15/21**,çç	16,011,312

Total U.S. Treasury Notes/Bonds (cost $20,687,901)		20,762,676

Purchased Options – Call – 0%
620	Chaoda Modern Agriculture expires January 2012 exercise price 3.70 HKD (premiums paid $3,480)	3,335

Purchased Options - Put – 0.1%
50	S&P 500 E-Mini Index expires August 2011 exercise price $1,225.00 (premiums paid $47,625)	20,625

See Notes to Consolidated Schedule of Investments and Financial Statements.

16 | JUNE 30, 2011

Consolidated Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Money Market – 18.5%
7,445,028	Janus Cash Liquidity Fund LLC, 0%** (cost $7,445,028)	7,445,028

Total Investments (cost $40,150,790) – 99.5%		40,089,913

Cash, Receivables and Other Assets, net of Liabilities** – 0.5%		220,941

Net Assets – 100%		$40,310,854

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 17

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2011

Summary of Investments by Country — (Long Positions)

		% of Investment
Country	Value	Securities

Argentina	$36,962	0.1%
Australia	422,669	1.0%
Austria	83,388	0.2%
Bahrain	28,079	0.1%
Brazil	792,294	2.0%
Canada	509,042	1.3%
Cambodia	34,770	0.1%
Cayman Islands	34,800	0.1%
China	571,242	1.4%
Egypt	34,422	0.1%
France	80,087	0.2%
Germany	42,656	0.1%
Guernsey	4,670	0.0%
Hong Kong	780,665	1.9%
India	78,623	0.2%
Japan	160,071	0.4%
Jersey	50,688	0.1%
Kenya	20,703	0.1%
Luxembourg	113,825	0.3%
Malaysia	27,143	0.1%
Mexico	83,489	0.2%
Netherlands	109,944	0.2%
Philippines	12,910	0.0%
Qatar	25,777	0.1%
Russia	173,350	0.4%
Singapore	416,538	1.0%
South Africa	188,027	0.5%
South Korea	331,494	0.8%
Spain	74,432	0.2%
Sweden	107,807	0.3%
Switzerland	29,176	0.1%
Taiwan	166,500	0.4%
Turkey	30,284	0.1%
United Arab Emirates	102,798	0.2%
United Kingdom	1,157,177	2.9%
United States††	33,099,261	82.6%
Venezuela	74,150	0.2%

Total	$40,089,913	100.0%

††	Includes Cash Equivalents (64.0% excluding Cash Equivalents).

Forward Currency Contracts, Open

Counterparty/Currency	Currency		Unrealized
Sold/(Purchased)	Units Sold/	Currency	Appreciation/
and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Euro 8/18/11	84,000	$121,662	$(2,456)
Euro 8/18/11	80,000	115,868	116

		237,530	(2,340)

HSBC Securities (USA), Inc.:
Japanese Yen 7/7/11	(3,800,000)	47,203	144
Japanese Yen 7/7/11	3,500,000	43,476	205
Japanese Yen 7/7/11	300,000	3,727	(16)
Japanese Yen 8/25/11	3,800,000	47,216	(147)
Swiss Franc 7/7/11	(23,000)	27,357	138
Swiss Franc 7/7/11	20,000	23,788	65
Swiss Franc 7/7/11	3,000	3,568	29
Swiss Franc 8/25/11	23,000	27,366	(140)

		223,701	278

Total		$461,231	$(2,062)

Financial Futures – Long
33 Contracts	U.S. Treasury Note 5 year expires September 2011, principal amount $3,938,727, value $3,933,445, cumulative depreciation	$(5,282)

Financial Futures – Short
9 Contracts	U.S. Treasury Note 10 year expires September 2011, principal amount $1,109,228, value $1,100,953, cumulative appreciation	8,275

Schedule of Written Options – Call	Value

Youku.com, Inc. expires September 2011 2 contracts exercise price $60.00 (premiums received $494)	$(259)

Schedule of Written Options – Puts
Adaro Energy expires September 2011 395 contracts exercise price 2,115.00 IDR	(198)
Lennar Corp. expires August 2011 30 contracts exercise price $17.00	(1,389)
Plum Creek Timber Co. expires August 2011 25 contracts exercise price $36.00	(633)
Sino Forest Corp. expires July 2011 23 contracts exercise price 17.00 CAD	(32,906)

Total Written Options — Puts (premiums received $8,237)	$(35,126)

See Notes to Consolidated Schedule of Investments and Financial Statements.

18 | JUNE 30, 2011

Consolidated Schedule of Investments

As of June 30, 2011

Credit Default Swaps outstanding as of June 30, 2011

Counterparty and				Upfront		Unrealized	Credit Rating
Reference	Fixed Deal (Pay)	Notional	Market	Premium (Paid)	Termination	Appreciation/	of Referenced
Entity	Receive Rate	Amount	Value	Received	Date	(Depreciation)	Obligation†

UBS A.G. Federal Republic of Germany	(.25)	$1,400,000	$9,119	$10,756	6/20/16	$(1,637)	Aaa
UBS A.G. Russian Federation	1.00	1,000,000	(18,098)	(17,269)	6/20/16	(829)	Baa1
UBS A.G. French Republic	(.25)	1,000,000	24,998	23,208	6/20/16	1,790	Aaa

Total			$16,019	$16,695		$(676)

†	Credit Rating as issued by Moody’s.

Interest Rate Swaps outstanding at June 30, 2011

	Notional	Return Paid	Return Received	Termination	Unrealized
Counterparty	Amount	by the Fund	by the Fund	Date	Appreciation

UBS A.G.	$2,700,000	3.07	3-Month Libor	6/3/21	$35,418
UBS A.G.	13,000,000	3.10	3-Month Libor	6/17/21	171,371

Total					$206,789

Total Return Swaps outstanding at June 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse	$4,250	1-Month Libor	Dewan Housing Finance Corp.	6/18/12	$(198)
Credit Suisse	3,621	1-Month Libor plus 75 basis points	Educomp Solutions, Ltd.	6/19/12	(3,747)
Credit Suisse	5,577	1-Month Libor plus 75 basis points	Glenmark Pharmaceuticals, Ltd.	6/19/12	5,300
Credit Suisse	19,456	1-Month Libor plus 75 basis points	Indiabulls Real Estate, Ltd.	6/19/12	(1,996)
Credit Suisse	1,728	1-Month Libor plus 75 basis points	JSW Steel, Ltd.	6/19/12	(1,353)
Credit Suisse	11,891	1-Month Libor plus 75 basis points	Mundra Port and Sez, Ltd.	6/19/12	7,097
Credit Suisse	28,710	1-Month Libor plus 75 basis points	Pipavav Shipyard, Ltd.	6/19/12	(3,195)
Credit Suisse	10,127	1-Month Libor plus 75 basis points	Redington India, Ltd.	6/19/12	467
Credit Suisse	4,791	1-Month Libor plus 75 basis points	Samba Financial Group	6/19/12	(6,153)
Credit Suisse	939	1-Month Libor plus 75 basis points	Saudi Basic Industries Corp.	6/19/12	(1,132)
Credit Suisse	1,097	1-Month Libor plus 75 basis points	Yamamah Saudi Cement Co., Ltd.	6/19/12	1,597
Morgan Stanley	19	FED Funds Effective	AK Transneft	5/16/13	(498)
Morgan Stanley	28,700	FED Funds Effective	Baoshan Iron & Steel Co., Ltd.	5/16/13	(3,057)
Morgan Stanley	82,500	FED Funds Effective	China Construction Bank Corp.	5/16/13	(1,911)
UBS A.G.	20,639	Dow Jones-UBS Commodity Index plus 15 basis points	Dow Jones-UBS Commodity Index	7/29/11	(36,265)

Total					$(45,044)

See Notes to Consolidated Schedule of Investments and Financial Statements.

Janus Alternative Fund | 19

Janus Real Return Allocation Fund

Consolidated Schedule of Investments

As of June 30, 2011

Zero Coupon Swap outstanding at June 30, 2011

	Notional	Floating Rate	Pay/Receivable	Termination	Premium (Paid)	Unrealized
Counterparty	Amount	Index	Floating Rate	Date	Received	(Depreciation)

UBS A.G.	$20,000,000	Consumer Price Index	Receive	5/18/15	–	$(43,179)

See Notes to Consolidated Schedule of Investments and Financial Statements.

20 | JUNE 30, 2011

Consolidated Statement of Assets and Liabilities

As of June 30, 2011	Janus Real Return
(all numbers in thousands except net asset value per share)	Allocation Fund

Assets:
Investments at cost	$40,151
Unaffiliated investments at value	$32,645
Affiliated investments at value	7,445
Cash	5
Cash denominated in foreign currency(1)	2
Restricted cash (Note 1)	590
Receivables:
Investments sold	113
Dividends	28
Due from adviser	122
Foreign dividend tax reclaim	1
Interest	123
Outstanding swap contracts at value	255
Dividends and interest on swap contracts	2
Non-interested Trustees’ deferred compensation	1
Forward currency contracts	1
Total Assets	41,333
Liabilities:
Payables:
Options written, at value(2)	35
Outstanding swap contracts at value	121
Investments purchased	702
Dividends and interest on swap contracts	23
Administrative services fees	3
Distribution fees and shareholder servicing fees	8
Administrative, networking and omnibus fees	–
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	1
Foreign tax liability	2
Variation Margin	5
Accrued expenses and other payables	117
Forward currency contracts	3
Total Liabilities	1,022
Net Assets	$40,311

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Alternative Fund | 21

As of June 30, 2011	Janus Real Return
(all numbers in thousands except net asset value per share)	Allocation Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$40,526
Undistributed net investment income*	134
Undistributed net realized loss from investments and foreign currency transactions*	(380)
Unrealized appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	31
Total Net Assets	$40,311
Net Assets — Class A Shares	$6,660
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	669
Net Asset Value Per Share(3)	$9.95
Maximum Offering Price Per Share(4)	$10.56
Net Assets — Class C Shares	$6,627
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	667
Net Asset Value Per Share(3)	$9.94
Net Assets — Class D Shares	$6,954
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	699
Net Asset Value Per Share	$9.95
Net Assets — Class I Shares	$6,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	683
Net Asset Value Per Share	$9.95
Net Assets — Class S Shares	$6,632
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	667
Net Asset Value Per Share	$9.95
Net Assets — Class T Shares	$6,641
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	667
Net Asset Value Per Share	$9.95

*	See Note 6 in Notes to Financial Statements.
(1)	Includes cost of $2,167.
(2)	Includes premiums of $8,731 on written options.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

22 | JUNE 30, 2011

Consolidated Statement of Operations

For the fiscal period ended June 30, 2011	Janus Real Return
(all numbers in thousands)	Allocation Fund(1)

Investment Income:
Interest	$198
Dividends	43
Dividends from affiliate	2
Foreign tax withheld	(2)
Total Investment Income	241
Expenses:
Advisory fees	40
Shareholder reports expenses	6
Transfer agent fees and expenses	4
Registration fees	138
Custodian fees	5
Professional fees	37
Non-interested Trustees’ fees and expenses	2
Administrative services fees - Class D Shares	1
Administrative services fees - Class S Shares	2
Administrative services fees - Class T Shares	2
Distribution fees and shareholder servicing fees - Class A Shares	2
Distribution fees and shareholder servicing fees - Class C Shares	9
Distribution fees and shareholder servicing fees - Class S Shares	2
Administrative, networking and omnibus fees - Class A Shares	–
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	64
Total Expenses	314
Expense and Fee Offset	–
Net Expenses	314
Less: Excess Expense Reimbursement	(239)
Net Expenses after Expense Reimbursement	75
Net Investment Income/(Loss)	166
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(26)
Net realized gain/(loss) from futures contracts	(353)
Net realized gain/(loss) from swap contracts	(15)
Net realized gain/(loss) from options contracts	(6)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	31
Net Gain/(Loss) on Investments	(369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(203)

(1)	Period from May 13, 2011 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Alternative Fund | 23

Consolidated Statement of Changes in Net Assets

Janus Real Return
For the fiscal period ended June 30, 2011	Allocation Fund
(all numbers in thousands)	2011(1)

Operations:
Net investment income/(loss)	$166
Net realized gain/(loss) from investment and foreign currency transactions	(26)
Net realized gain/(loss) from futures contracts	(353)
Net realized gain/(loss) from swaps	(15)
Net realized gain/(loss) from options contracts	(6)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	31
Net Increase/(Decrease) in Net Assets Resulting from Operations	(203)
Capital Share Transactions:
Shares Sold
Class A Shares	6,693
Class C Shares	6,667
Class D Shares	6,987
Class I Shares	6,826
Class S Shares	6,667
Class T Shares	6,674
Net Increase from Capital Share Transactions	40,514
Net Increase in Net Assets	40,311
Net Assets:
Beginning of period	–
End of period	$40,311
Undistributed Net Investment Income*	$134

*	See Note 6 in Notes to Financial Statements.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.

See Notes to Financial Statements.

24 | JUNE 30, 2011

Financial Highlights

Class A Shares

Janus Real Return
Allocation Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment income/(loss)	.04
Net gains/(losses) on investments (both realized and unrealized)	(.09)
Total from Investment Operations	(.05)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.95
Total Return**	(.50)%
Net Assets, End of Period (in thousands)	$6,660
Average Net Assets for the Period (in thousands)	$6,635
Ratio of Gross Expenses to Average Net Assets***(2)	1.27%
Ratio of Net Expenses to Average Net Assets***(2)	1.27%
Ratio of Net Investment Income to Average Net Assets***	3.21%
Portfolio Turnover Rate***	43%

Class C Shares

Janus Real Return
Allocation Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03
Net gains/(losses) on investments (both realized and unrealized)	(.09)
Total from Investment Operations	(.06)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.94
Total Return**	(.60)%
Net Assets, End of Period (in thousands)	$6,627
Average Net Assets for the Period (in thousands)	$6,616
Ratio of Gross Expenses to Average Net Assets***(2)	2.02%
Ratio of Net Expenses to Average Net Assets***(2)	2.02%
Ratio of Net Investment Income to Average Net Assets***	2.46%
Portfolio Turnover Rate***	43%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Alternative Fund | 25

Financial Highlights (continued)

Class D Shares

Janus Real Return
Allocation Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04
Net gains/(losses) on investments (both realized and unrealized)	(.09)
Total from Investment Operations	(.05)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.95
Total Return**	(.50)%
Net Assets, End of Period (in thousands)	$6,954
Average Net Assets for the Period (in thousands)	$6,832
Ratio of Gross Expenses to Average Net Assets***(2)	1.25%
Ratio of Net Expenses to Average Net Assets***(2)	1.25%
Ratio of Net Investment Income to Average Net Assets***	3.24%
Portfolio Turnover Rate***	43%

Class I Shares

Janus Real Return
Allocation Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05
Net gains/(losses) on investment (both realized and unrealized)	(.10)
Total from Investment Operations	(.05)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.95
Total Return**	(.50)%
Net Assets, End of Period (in thousands)	$6,797
Average Net Assets for the Period (in thousands)	$6,658
Ratio of Gross Expenses to Average Net Assets***(2)	1.02%
Ratio of Net Expenses to Average Net Assets***(2)	1.02%
Ratio of Net Investment Income to Average Net Assets***	3.47%
Portfolio Turnover Rate***	43%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

26 | JUNE 30, 2011

Class S Shares

Janus Real Return
Allocation Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04
Net gains/(losses) on investments (both realized and unrealized)	(.09)
Total from Investment Operations	(.05)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.95
Total Return**	(.50)%
Net Assets, End of Period (in thousands)	$6,632
Average Net Assets for the Period (in thousands)	$6,618
Ratio of Gross Expenses to Average Net Assets***(2)	1.52%
Ratio of Net Expenses to Average Net Assets***(2)	1.52%
Ratio of Net Investment Income to Average Net Assets***	2.96%
Portfolio Turnover Rate***	43%

Class T Shares

Janus Real Return
Allocation Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment/(loss)	.04
Net gains/(losses) on investments (both realized and unrealized)	(.09)
Total from Investment Operations	(.05)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.95
Total Return**	(.50)%
Net Assets, End of Period (in thousands)	$6,641
Average Net Assets for the Period (in thousands)	$6,623
Ratio of Gross Expenses to Average Net Assets***(2)	1.27%
Ratio of Net Expenses to Average Net Assets***(2)	1.27%
Ratio of Net Investment Income to Average Net Assets***	3.21%
Portfolio Turnover Rate***	43%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 13, 2011 (inception date) through June 30, 2011.
(2)	See Note 7 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Alternative Fund | 27

Notes to Consolidated Schedule of Investments

Barclays Capital U.S. TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500M or more.

ADR	American Depositary Receipt

EDR	European Depositary Receipt

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

MTN	Medium Term Note

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts and/or swap agreements.
ß	Security is illiquid.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

°° ∞ Schedule of Fair Valued Securities (as of June 30, 2011)

		Value as a %
	Value	of Net Assets

Janus Real Return Allocation Fund
Longtop Financial Technologies, Ltd. (ADR)	$1,801	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Real Return Allocation Fund	$1,542,275	3.8%

The following is a summary of the inputs that were used to value the Fund’s investment in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Real Return Allocation Fund
Common Stocks
Automotive — Cars and Light Trucks	$–	$15,249	$–
Brewery	–	33,613	–
Building — Residential and Commercial	121,242	15,871	–
Casino Hotels	–	50,327	–
Cellular Telecommunications	–	142,649	–
Coal	–	74,424	–
Commercial Banks	–	439,774	–
Computer Services	–	2,311	–
Computer Software	–	1,986	–
Diversified Financial Services	–	50,154	–
Diversified Minerals	–	47,925	–
Diversified Operations — Commercial Services	–	162,727	–
Electric Products — Miscellaneous	–	43,259	–
Electric — Distribution	37,362	56,914	–

28 | JUNE 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Electric — Integrated	$–	$34,904	$–
Electronic Components — Semiconductors	–	97,932	–
Electronic Parts Distrib	–	32,330	–
Food — Miscellaneous/Diversified	–	66,348	–
Food — Wholesale/Distribution	–	46,395	–
Industrial Automation and Robotics	–	50,026	–
Insurance Brokers	–	38,298	–
Internet Content — Entertainment	–	11,679	–
Life and Health Insurance	–	134,335	–
Medical — Generic Drugs	–	29,969	–
Metal — Aluminum	–	28,079	–
Metal — Diversified	48,196	49,969	–
Metal — Iron	9	28,103	–
Oil Companies — Exploration and Production	125,230	209,850	–
Oil Companies — Integrated	37,604	115,427	–
Oil Refining and Marketing	–	47,277	–
Platinum	16,341	30,785	–
Power Converters and Power Supply Equipment	–	4,749	–
Real Estate Management/Services	217,101	179,211	–
Real Estate Operating/Development	248,057	896,129	–
REIT — Diversified	444,464	302,615	–
REIT — Hotels	166,532	43,281	–
REIT — Office Property	249,651	39,226	–
REIT — Shopping Centers	184,843	172,105	–
REIT — Warehouse/Industrial	154,446	31,946	–
Retail — Apparel and Shoe	–	98,373	–
Retail — Major Department Stores	–	27,143	–
Retail — Restaurants	11,283	42,485	–
Rubber/Plastic Products	–	31,346	–
Schools	–	2,042	–
Semiconductor Components — Integrated Circuits	–	136,283	–
Steel — Producers	–	142,962	–
Telecommunication Services	–	59,079	–
Transactional Software	–	–	1,801
All Other	995,936	–	–

Corporate Bonds	–	3,862,037	–

Exchange-Traded Funds	311,886	211,013	–

Preferred Stocks	15,351	–	–

Rights	–	–	–
Food — Meat Products	–	–	–
Real Estate Management/Services	–	–	–

U.S. Treasury Notes/Bonds	–	20,762,676	–

Money Market	–	7,445,028	–

Total Investments in Securities	$3,385,534	$36,678,618	$1,801

Investments in Purchased Options:
Janus Real Return Allocation Fund	$–	$23,960	$–

Other Financial Instruments(b):
Janus Real Return Allocation Fund	$2,993	$80,443	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Janus Alternative Fund | 29

Notes to Consolidated Schedule of Investments

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended June 30, 2011)

Change in
		Accrued	Realized	Unrealized			Transfers In
	Balance as of	Discounts/	Gain	Appreciation/	Gross	Gross	and/or Out	Balance as of
	May 13, 2011	Premiums	(Loss)(a)	(Depreciation)(b)	Purchases	Sales	of Level 3	June 30, 2011

Investments in Securities:
Janus Real Return Allocation Fund
Common Stock
Transactional Software	$–	$–	$–	$(21,883)	$23,684	$–	$–	$1,801

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Consolidated Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts and/or swap agreements as of June 30, 2011 is noted below.

Fund	Aggregate Value

Janus Real Return Allocation Fund	$39,735,080

30 | JUNE 30, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Real Return Allocation Fund is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Janus Real Return Subsidiary, Ltd. is a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and Consolidated Statement of Changes in Net Assets include the accounts of both Janus Real Return Allocation Fund and the Subsidiary. The consolidated financial statements include information for the period from May 13, 2011 (inception date) through June 30, 2011. The Trust offers forty-one funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities

Janus Alternative Fund | 31

Notes to Financial Statements (continued)

may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. In addition, the Subsidiary, and in turn the Fund indirectly, will bear fees and expenses incurred in connection with the custody, transfer agency, and audit services that the Subsidiary receives.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

32 | JUNE 30, 2011

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise complies with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Consolidated Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of June 30, 2011, Janus Real Return Allocation Fund had restricted cash in the amount of $590,000. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at June 30, 2011. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed

Janus Alternative Fund | 33

Notes to Financial Statements (continued)

securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Consolidated Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal period.

2.	Derivative Instruments

The Fund may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, and inflation index swaps. Each derivative instrument that was held by the Fund during the period ended June 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully

34 | JUNE 30, 2011

exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk — Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Fund.

•	Credit Risk — Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk — Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk — Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk — Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk — Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk — Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in Janus Real Return Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) which is generally subject to the same investment policies and restrictions of the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The

Janus Alternative Fund | 35

Notes to Financial Statements (continued)

value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Consolidated Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Consolidated Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Inflation-Linked Securities
Inflation-linked bonds are fixed-income securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments.

Because of the inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Inflation-linked bonds also

36 | JUNE 30, 2011

normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Fund may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Consolidated Schedule of Investments (if applicable). Options written are reported as a liability on the Consolidated Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Consolidated Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In

Janus Alternative Fund | 37

Notes to Financial Statements (continued)

addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the period ended June 30, 2011 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Options outstanding at May 13, 2011	–	$–
Options written	12	1,744
Options closed	(10)	(1,250)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2011	2	$494

	Number of	Premiums
Put Options	Contracts	Received

Options outstanding at May 13, 2011	–	$–
Options written	482	10,751
Options closed	(9)	(2,514)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2011	473	$8,237

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to a commodity index, commodity markets, or certain common or preferred stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Fund are reported as an asset or liability on the Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Consolidated Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), inflation index, interest rate, total return, and zero coupon swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Inflation index swaps are used to hedge against unexpected changes in the rate of inflation as measured by an inflation index such as the Consumer Price Index. Inflation index swaps are also subject to inflation risk, where such a swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

38 | JUNE 30, 2011

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for credit default swaps, inflation index swaps, interest rate swaps, total return swaps, and zero coupon swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit Contracts	Outstanding swap contracts, at value	$34,117	Outstanding swap contracts, at value	$18,098

Equity Contracts	Unaffiliated investments at value	23,960	Options written, at value	35,385

Equity Contracts	Outstanding swap contracts, at value	14,461	Outstanding swap contracts, at value	59,505

Foreign Exchange Contracts	Foreign currency contracts	697	Foreign currency contracts	2,759

Futures Contracts	Variation margin	3,094

Interest Rate Contracts	Outstanding swap contracts, at value	206,789	Outstanding swap contracts, at value	43,179

Total		$283,118		$158,926

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal period ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Credit Contracts	$–	$93	$–	$–	$93

Equity Contracts	–	5,099	11,219	–	16,318

Foreign Exchange Contracts	–	–	–	811	811

Interest Rate Contracts	(352,721)	(20,352)	–	–	(373,073)

Total	$(352,721)	$(15,160)	$11,219	$811	$(355,851)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Credit Contracts	$–	$(676)	$–	$–	$(676)

Equity Contracts	–	(45,044)	(53,799)	–	(98,843)

Foreign Exchange Contracts	–	–	–	(2,062)	(2,062)

Interest Rate Contracts	2,993	163,610	–	–	166,603

Total	$2,993	$117,890	$(53,799)	$(2,062)	$65,022

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and the Consolidated Statement of Investments are indicative of the Fund’s volume throughout the period.

Janus Alternative Fund | 39

Notes to Financial Statements (continued)

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Consolidated Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will

40 | JUNE 30, 2011

have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code (“IRC”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, and which is generally subject to the same investment policies and restrictions of the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest up to 25% of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary and Armored Wolf is the Subsidiary’s subadviser. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction. The Fund has applied for

Janus Alternative Fund | 41

Notes to Financial Statements (continued)

a private letter ruling confirming that income produced by the Fund’s investment in the Subsidiary and that income from certain commodity-related investments constitutes qualifying income to the Fund. There is no guarantee that a favorable private letter ruling will be obtained.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the IRC, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) recently proposed changes to Rule 4.5 under the Commodity Exchange Act which, if adopted, could require the Fund and the Subsidiary to register with the CFTC and be subject to CFTC rules and regulations. Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategies and/or increase the costs of implementing its strategies.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. As noted above, the Fund has applied for a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the tax treatment of income from its investment in the Subsidiary.

Mortgage and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and the Fund’s return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Repurchase and Reverse Repurchase Agreements
The Fund may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The

42 | JUNE 30, 2011

resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.”

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and loss, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Fund’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Consolidated Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Consolidated Statement of Operations (if applicable).

The Fund did not have any securities on loan during the period.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction,

Janus Alternative Fund | 43

Notes to Financial Statements (continued)

the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Consolidated Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Sovereign Debt
Investments in foreign government debt securities (“sovereign debt”) can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Basis for Consolidation for Janus Real Return Allocation Fund

The Subsidiary was incorporated on April 19, 2011 as a wholly owned subsidiary of Janus Real Return Allocation Fund. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments by the Subsidiary and which is generally subject to the same investment policies and restrictions of the Fund. As of June 30, 2011, net assets of the Fund were $40,310,854, of which $4,373,600, or approximately 11%, represented the Fund’s ownership of the shares of the Subsidiary. Janus Real Return Allocation Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and Consolidated Statement of Changes in Net Assets include the accounts of both Janus Real Return Allocation Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

5.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.

44 | JUNE 30, 2011

The rate shown is a fixed rate based on the Fund’s average daily net assets.

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee
Fund	of the Fund		% (annual rate)

Janus Real Return Allocation Fund	First $	3 Billion	0.75
	Over $	3 Billion	0.72

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Armored Wolf, LLC (“Armored Wolf”) serves as a subadviser to the Fund and to the Subsidiary, and provides advisory services to the Fund related to inflation-linked securities, emerging market debt, commodity-linked investments and participates in overall investment category allocation determinations. Armored Wolf has been in the investment management business since 2008 and provides day-to-day management of certain portions of the Fund, as well as other mutual funds and other accounts.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary (excluding the distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to 1.00% until at least November 1, 2012. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. This recoupment of such reimbursements expires May 13, 2014.

State Street Bank and Trust Company (“State Street”) provides certain accounting services to the Fund and the Subsidiary as part of the custodial and fund accounting arrangement, including calculating the daily NAV of each share class and certain compliance-related functions. State Street also provides certain administration services to the Fund, including services related to the Fund’s audit, tax, and reporting obligations, pursuant to an Agreement with the Trust, on behalf of the Fund. As compensation for such services, the Fund pays State Street a flat fee. Janus Capital serves as administrator to the Fund. With respect to other administration services, such as recordkeeping, and state monitoring and registration functions, Janus Capital does not receive any compensation for these services but may be reimbursed for out-of-pocket expenses by the Fund. Additionally, the Subsidiary has entered into separate agreements with State Street related to custodian, accounting, and transfer agency services related to the Subsidiary. Compensation to State Street for such services is indirectly borne by the Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pays an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Janus Alternative Fund | 45

Notes to Financial Statements (continued)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Consolidated Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2011 is included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the period ended June 30, 2011.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $407,122 was paid by the Trust during the period ended June 30, 2011. The Fund’s portion is reported as part of “Other Expenses” on the Consolidated Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended June 30, 2011, there were no upfront sales charges for Class A Shares.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended June 30, 2011, there were no contingent deferred sales charges for Class C Shares.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Consolidated Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Consolidated Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Consolidated Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

46 | JUNE 30, 2011

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed- income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2011, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Real Return Allocation Fund
Janus Cash Liquidity Fund LLC	$41,828,028	$(34,383,000)	$1,699	$7,445,028

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended June 30, 2011 as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
	at 5/13/11	Purchases	Purchases	Redemptions	Redemptions	at 6/30/11

Janus Real Return Allocation Fund – Class A	$–	$6,666,666	5/13/11	$–	–	$6,666,666
Janus Real Return Allocation Fund – Class C	–	6,666,666	5/13/11	–	–	6,666,666
Janus Real Return Allocation Fund – Class D	–	6,666,667	5/13/11	–	–	6,666,667
Janus Real Return Allocation Fund – Class I	–	6,666,667	5/13/11	–	–	6,666,667
Janus Real Return Allocation Fund – Class S	–	6,666,667	5/13/11	–	–	6,666,667
Janus Real Return Allocation Fund – Class T	–	6,666,667	5/13/11	–	–	6,666,667

6.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives, foreign currency contract adjustments and foreign subsidiary income. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	Depreciation

Janus Real Return Allocation Fund	$162,404	$–	$(390,308)	$–	$79,429	$(66,348)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the detail of the carryovers.

Janus Alternative Fund | 47

Notes to Financial Statements (continued)

	Accumulated	Accumulated
	Short-Term	Long-Term	Accumulated
Fund	Capital Losses	Capital Losses	Capital Losses

Janus Real Return Allocation Fund	$(175,260)	$(215,048)	$(390,308)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, options, forward foreign currency and futures contracts, and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Real Return Allocation Fund	$40,156,261	$651,220	$(717,568)

7.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended June 30, 2011

Class A Shares
2011(1)	5.68%

Class C Shares
2011(1)	6.43%

Class D Shares
2011(1)	5.96%

Class I Shares
2011(1)	5.43%

Class S Shares
2011(1)	5.93%

Class T Shares
2011(1)	5.68%

(1)	Period from May 13, 2011 (inception date) through June 30, 2011.

48 | JUNE 30, 2011

8.	Capital Share Transactions

Janus Real Return
For the fiscal period ended June 30, 2011	Allocation Fund
(all numbers in thousands)	2011(1)

Transactions in Fund Shares — Class A Shares:
Shares Sold	669
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	669
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	669
Transactions in Fund Shares — Class C Shares:
Shares Sold	667
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	667
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	667
Transactions in Fund Shares — Class D Shares:
Shares Sold	699
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	699
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	699
Transactions in Fund Shares — Class I Shares:
Shares Sold	683
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	683
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	683
Transactions in Fund Shares — Class S Shares:
Shares Sold	667
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	667
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	667
Transactions in Fund Shares — Class T Shares:
Shares Sold	667
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	667
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	667

(1)	Period from May 13, 2011 (inception date) through June 30, 2011.

Janus Alternative Fund | 49

Notes to Financial Statements (continued)

9.	Purchases and Sales of Investment Securities

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchase of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Real Return Allocation	$12,906,237	$1,261,661	$17,081,283	$372,143

10.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

11.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Fund has early adopted the disclosure and is disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on the Fund’s financial position or the results of its operations.

12.	Subsequent Events

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Fund that it incurs for providing administration services to the Fund (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Fund’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

50 | JUNE 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Real Return Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2011 and the result of its operations, the changes in its net assets, and the financial highlights for the period May 13, 2011 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2011

Janus Alternative Fund | 51

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Investment Fund, and each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment advisor of Janus Real Return Allocation Fund (the “New Fund”), met on January 28, 2011 and March 17, 2011 to consider the proposed investment advisory agreements and subadvisory agreements for the New Fund. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed extensive information, including with respect to information related to Armored Wolf LLC (“Armored Wolf”), State Street Bank and Trust Company (“State Street”) and Janus Real Return Subsidiary, LTD. (the “Subsidiary”), a Cayman Islands exempted company, provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees unanimously approved the investment advisory agreements and subadvisory agreements for the New Fund for an initial term through February 1, 2013, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital and Armored Wolf, as well as the administrative services to be provided by State Street, taking into account the investment objective and strategy of the New Fund, including the investments to be made through the Subsidiary and the sleeve structure. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and Armored Wolf, particularly noting those employees from both entities who will provide investment management and risk management services to the New Fund. The Trustees noted their requests for additional information regarding Armored Wolf’s resources to manage each of its sleeves, and in particular with respect to a key employee.

The Trustees also considered other services provided to the New Fund by each of Janus Capital and Armored Wolf, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions for the sleeves each manages, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring accounting, custody and other services to be provided by State Street, compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital and Armored Wolf were appropriate and consistent with the terms of the proposed investment advisory agreements and subadvisory agreements. They also concluded that Janus Capital and Armored Wolf had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively.

Costs of Services Provided
The Trustees examined information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds in particular with respect to funds that have a third party administrator and a subsidiary structure. The Trustees noted that they had previously reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital

52 | JUNE 30, 2011

provides only portfolio management services). The Trustees noted the various services that Janus Capital performs for the New Fund that it does not provide to those other clients, including certain administration services, oversight of the Janus funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus funds, such as the New Fund, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the management fee payable by the New Fund and the Subsidiary to Janus Capital, and by Janus Capital to Armored Wolf with respect to these entities, was reasonable in relation to the nature, extent and quality of the services to be provided by each of Janus Capital and Armored Wolf, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement agreed to by Janus Capital that included within the limit the expenses of the Subsidiary. The Trustees noted that the fees received by Janus Capital and Armored Wolf for services provided to the Subsidiary would be waived for so long as Janus Capital and Armored Wolf are receiving fees for servicing the New Fund. The Trustees also noted the waiver of a portion of the subadvisory fee by Armored Wolf during the first two years of the New Fund’s operations.

Economies of Scale
The Trustees considered information about the potential for Janus Capital and/or Armored Wolf to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds. The Trustees noted the benefit an increase in the New Fund assets could have for Armored Wolf given the start up nature of Armored Wolf’s business. As a general matter, the Trustees also concluded that until there was significant growth in the New Fund’s assets, it was premature to attempt to analyze potential future economies of scale.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s and Armored Wolf’s proposed use of commissions to be paid by the New Fund on their portfolio brokerage transactions to obtain any proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital. The Trustees noted Armored Wolf’s representation that it does not engage in soft dollars. The Trustees concluded that Janus Capital’s use of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund, the Janus funds, and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital expects to benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund benefits from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees noted that benefits that may be received by Armored Wolf and the New Fund with respect to trading conducted by Armored Wolf. They further concluded that success of the New Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital and Armored Wolf could enhance Janus Capital’s and Armored Wolf’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreement for the New Fund and the Subsidiary, the subadvisory agreements with Armored Wolf, and various other agreements, policies and procedures related to establishment of the New Fund.

Janus Alternative Fund | 53

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a.	Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b.	Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c.	Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

54 | JUNE 30, 2011

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Consolidated Statements of Operations

These statements detail the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days of less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Alternative Fund | 55

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56 | JUNE 30, 2011

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of
				Funds in
				Fund Complex	Other Directorships
	Positions Held	Length of	Principal Occupations	Overseen	Held by Trustee
Name, Age and Address	with the Trust	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	51	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General Partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	51	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Alternative Fund | 57

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of
				Funds in
				Fund Complex	Other Directorships
	Positions Held	Length of	Principal Occupations	Overseen	Held by Trustee
Name, Age and Address	with the Trust	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	51	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of Remedy Temp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	51	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	51*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	51	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

* Mr. Mullen also serves as director of Janus Capital Funds Plc (“JCF“), an offshore product, consisting of 20 funds. Including JCF and the 51 funds comprising the Janus funds, Mr. Mullen oversees 71 funds.

58 | JUNE 30, 2011

Trustees (continued)

				Number of
				Funds in
				Fund Complex	Other Directorships
	Positions Held	Length of	Principal Occupations	Overseen	Held by Trustee
Name, Age and Address	with the Trust	Time Served	During the Past Five Years	by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	51	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Alternative Fund | 59

Trustees and Officers (unaudited) (continued)

Officers

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

John Brynjolfsson 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus Real Return Allocation Fund	5/11-Present	Chief Investment Officer and Managing Director of Armored Wolf, LLC (since 2008). Formerly, Managing Director at PIMCO (2003-2008).

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Real Return Allocation Fund	5/11-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

60 | JUNE 30, 2011

Notes

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-106	125-02-93009 08-11

ANNUAL REPORT

June 30, 2011

Janus Asset Allocation Fund

Janus Dynamic Allocation Fund
(formerly named Janus Modular Portfolio Construction® Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687); or download the file from janus.com/info. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus. It has been a challenging time for investors as a variety of macro issues have flared up, including softening economic data, Europe’s sovereign debt crisis and the battle in Washington over raising the debt ceiling. These are real risks, in our view, and we’re less bullish than we were at the start of 2011. Nonetheless, we continue to see encouraging fundamentals in many of the companies we follow. Valuations for equities look attractive to us, and we’re still bullish on corporate bonds.

The economy has clearly softened in recent months, both domestically and globally. The question now is whether this is a temporary soft patch or a retreat into recession. At the core, we think it’s a soft patch. Companies we follow have generally been reporting strong results and engaging in activities – such as increasing dividends – that coincide with a steady, if modest, rebound in confidence. It’s important to note that some economic slowing is natural after a period of rapid acceleration. Political risk in the U.S. and Europe remains a wild card. Europe’s debt crisis may recede near-term, but the longer-term structural issues have not been resolved and are likely to keep financial markets edgy. In the U.S., we think the high stakes, partisan nature of the federal debt limit battle means the ultimate deal will probably be a stopgap measure. This may only lead to more uncertainty, and the issue is likely to plague the markets through the 2012 election season.

Equities: Healthy Fundamentals

Stocks have been volatile in recent months, often trading around macro concerns. At the corporate level, however, we’re seeing solid fundamentals. Profits for the S&P 500 Index are forecast to be 18% higher this year than in 2010. Even assuming no growth in earnings, valuations look reasonable to us: the S&P 500 is trading around 13 times 1-year forward estimated earnings, well below its average for the last decade. We’re seeing compelling opportunities in several sectors, including health care, consumer and technology. We also think large-cap stocks look particularly attractive. Valuations appear historically low. Growth has been reasonably good, and many of these companies have strong non-U.S. growth opportunities. When the cycle turns toward large caps, we think they’ll outperform for years.

Fixed Income: Building Dry Powder

The consensus around fixed income has been dead wrong this year. Virtually everyone expected higher rates, yet yields on 10-year Treasuries have moved below where they were at the start of 2011. The market seems to have realized that the economy is slowing and that deleveraging in the global economy is going to be a drag on growth – holding rates down longer than expected.

From a positioning standpoint, we have been buying U.S. Treasuries in an attempt to hedge against market volatility and uncertainty. We’re still very bullish on credit. Still, we have been taking some profits and focusing more on protecting the downside. We also want to put the portfolios in a position to take advantage of market volatility. It’s always nice to be in a position to buy when others are selling.

Outlook: Maintaining Balance in a Volatile Environment

With the economy uncertain, we expect volatility to persist for some time. When 10- and 30-year Treasuries move up and down one or two points each day, it tells us that the market doesn’t have a lot of conviction in outcomes. The volatility in stocks, meanwhile, suggests a lack of confidence in growth estimates, despite healthy fundamentals at many companies. In this kind of market, we think there’s no sense in trying to be a hero. We thus continue to focus on downside risk while looking for attractive long-term opportunities and growth. Maintaining a balanced portfolio, while staying active and focusing on

Janus Asset Allocation Fund | 1

Continued

the fundamentals, we think, remains the best way to achieve attractive long-term results for our shareholders.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Investing involves market risk. Investment return and fund share value will fluctuate and it is possible to lose money by investing.

The opinions are those of the authors as of June 30, 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Past performance is no guarantee of future results.

2 | JUNE 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Fund | 3

Janus Dynamic Allocation Fund (unaudited)

Fund Snapshot
We believe that dynamic asset allocation among investments with distinct risk/return profiles can provide long-term growth of capital and outperform peers over time. We determine asset allocation by isolating the drivers of risk and return, then allocate using a dynamic approach that seeks to take advantage of market movements to enhance returns during rallies and protect principal during declines.
Dan Scherman portfolio manager

Performance Overview

Janus Dynamic Allocation Fund’s Class I Shares returned 17.22% for the twelve-month period ended June 30, 2011. This compares to a return of 32.37% for the Russell 3000 Index, the Fund’s primary benchmark, and a return of 24.30% for its secondary benchmark, the Dynamic Allocation Composite Index, an internally calculated, hypothetical combination of unmanaged indices, which combines the total returns from the Russell 3000 Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the MSCI All Country World ex-U.S. Index (25%).

Economic Overview

Global equity markets recorded strong gains for the one-year period ended June 30, 2011. Improving macro-economic data early in the period, stronger-than-expected corporate earnings and a second round of quantitative easing by the U.S. Federal Reserve (Fed) helped propel stocks significantly higher during the first half of the period. During the second half, global equity indices managed moderate gains during what proved to be a volatile period. Unrest in the Middle East and North Africa and a tragic earthquake and tsunami in Japan as well as its struggles with radiation contamination from damaged nuclear reactors as a result of the natural disaster led to a temporary bearish trend. However, positive macro-economic data and significant merger and acquisition activity helped indices recover by the end of the first quarter of 2011. Indices touched their highs for the period in early May on the heels of strong earnings reports in the U.S. and Europe. This positive trend didn’t last long, though, as indications of a slowing global economy and fears over a potential Greek debt default weighed on sentiment. Equities dipped again in mid-June as a series of economic data reports seemed to reinforce earlier observations that global growth had indeed slowed and concerns over a potential Greek default reached their nadir. Over the period’s final trading days, stocks rebounded after the Greek Parliament approved additional austerity measures that should lead to more aid for the beleaguered country.

Commodities recorded strong gains during the period as well with cotton and silver futures leading gainers. Natural gas was a notable decliner. In terms of currencies, the dollar was significantly weaker against all major currencies.

Fixed income indices also moved higher led by high yield and commercial mortgage-backed securities, while long-maturity government bonds had modest losses. Interest rate volatility became a central theme for investors over the past 12 months. Looking back, it seems investor expectations were met with near-opposite outcomes as both human and natural forces frustrated the prognostications of economists across the globe. Although the 10-year U.S. Treasury yield ended the period slightly above where it began at 2.93%, its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the 10-year U.S. Treasury steadily fell to a low of 2.39% on October 7 as investors fretted about a double-dip recession scenario, deflationary risks and potential repercussions as governments around the globe pondered the completion of various stimulus spending programs. Indications of a more sustainable, consumer-driven economic recovery moving into year-end pushed rates sharply up, climbing to a 10-year U.S. Treasury high of 3.74% on February 8 as investors were drawn to riskier assets based on these stronger growth signals. The trend reversed again in the following weeks during a flight to safety in reaction to political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, at which point they began a general decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June accelerated a significant U.S. Treasury rally

4 | JUNE 30, 2011

(unaudited)

that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior.

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic expansionary periods of investor unrest. This trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence lessened early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. None of these issues are resolved however, and investors should anticipate continued volatility driven principally by political and headline risk.

Investment Process

The Fund is dynamically rebalanced quarterly between three categories or sleeves (core, alpha and alternatives) and within categories (individual funds or investments). We combine an optimization process with qualitative reviews to make these decisions. Our Asset Allocation Committee approves the quantitative and qualitative parameters for each quarter and reviews classifications, allocations and rebalancing within the Fund.

Strategy Overview

During the first half of the period, we continued to increase equity exposure by increasing the alpha sleeve and lowering exposure to core and fixed income amid strengthening markets and a higher internal risk budget for the Fund. By the middle of the period, however, we reacted to heightened volatility in the equity market by reversing some of that trade, increasing core and reducing alpha, which as a result increased our allocation to fixed income. Both moves were consistent with how our quantitative model is designed to function: as markets and the risk budget increase, the Fund will become more aggressive; and as they decrease, it will become less aggressive.

We also moved a portion of our core allocation to our alternatives sleeve mid-way through the period. We believe the correlation environment is normalizing (lowering correlations), which should favor alternative assets and reinforce their diversification role in the portfolio. The move was also part of a defensive move with respect to the Fund’s fixed income holdings. We had grown increasingly concerned about the prospect of higher interest rates and rising inflation. This view made alternatives, which we believe act as a natural hedge (an investment to reduce the risk of adverse price movements) against inflation, especially attractive. At the same time, we lowered the duration of the fixed income portion of the Fund by allocating some of the Janus Flexible Bond Fund position into Janus Short-Term Bond Fund. Thus far, this positioning hasn’t helped: inflation and interest rates both remain subdued, and commodities have been somewhat mixed.

Overall, though, we are still reasonably aggressively positioned to reflect our outlook, which is that the global economy should continue its recovery.

Thank you for investing in Janus Dynamic Allocation Fund.

Janus Asset Allocation Fund | 5

Janus Dynamic Allocation Fund (unaudited)

Janus Dynamic Allocation Fund
(% of Net Assets)

Core
INTECH Risk-Managed Growth Fund – Class I Shares	2.5%
INTECH Risk-Managed International Fund – Class I Shares	2.3%
INTECH Risk-Managed Value Fund – Class I Shares	2.5%
Janus Flexible Bond Fund – Class I Shares	13.5%
Janus Global Bond Fund – Class I Shares	3.2%
Janus Global Technology Fund – Class I Shares	4.4%
Janus Growth and Income Fund – Class I Shares	0.0%
Janus High-Yield Fund – Class I Shares	3.1%
Janus International Equity Fund – Class I Shares	7.3%
Janus Research Fund – Class I Shares	1.0%
Janus Short-Term Bond Fund – Class I Shares	3.0%
Janus Triton Fund – Class I Shares	3.2%
Perkins Global Value Fund – Class I Shares	3.3%
Perkins Large Cap Value Fund – Class I Shares	0.7%
Perkins Mid Cap Value Fund – Class I Shares	2.4%
Perkins Small Cap Value Fund – Class I Shares	1.8%
Alpha
Janus Contrarian Fund – Class I Shares	3.0%
Janus Forty Fund – Class I Shares	5.4%
Janus Global Life Sciences Fund – Class I Shares	5.1%
Janus Global Select Fund – Class I Shares	9.6%
Janus Overseas Fund – Class I Shares	10.1%
Alternative
iShares S&P GSCI Commodity – Indexed Trust (ETF)	4.6%
Janus Global Real Estate Fund – Class I Shares	2.0%
Janus Long/Short Fund – Class I Shares	1.2%
WisdomTree Dreyfus Chinese Yuan Fund (ETF)	3.5%

Janus Dynamic Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2011

6 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011			Expense Ratios – per the October 28, 2010 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Dynamic Allocation Fund – Class A Shares

NAV	17.21%	3.56%	2.18%	1.31%

MOP	10.48%	1.41%

Janus Dynamic Allocation Fund – Class C Shares

NAV	16.27%	2.91%	2.89%	2.06%

CDSC	15.15%	2.91%

Janus Dynamic Allocation Fund – Class I Shares	17.22%	3.64%	1.96%	1.06%

Janus Dynamic Allocation Fund – Class S Shares	16.83%	3.33%	2.52%	1.56%

Janus Dynamic Allocation Fund – Class T Shares	17.16%	3.58%	1.73%	1.31%

Russell 3000® Index	32.37%	4.26%

Dynamic Allocation Composite Index	24.30%	5.28%

Lipper Quartile – Class I Shares	4th	4th

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	544/552	385/511

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Fund | 7

Janus Dynamic Allocation Fund (unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the underlying funds. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each corresponding class of Janus Adviser Modular Portfolio Construction® Fund (the “JAD predecessor fund”) into each respective share class of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of each respective class of the JAD predecessor fund, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 31, 2008 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

For a period of three years subsequent to the effective date of the predecessor fund, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective September 30, 2011, Janus Dynamic Allocation Fund will change its name to Janus World Allocation Fund and its primary benchmark from the Russell 3000® Index to the MSCI All Country World IndexSM. In addition, the secondary benchmark, Dynamic Allocation Composite Index, will change its name to the World Allocation Composite Index and its overall composition.

*	The predecessor Fund’s inception date – September 3, 2008

8 | JUNE 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,016.70	$3.80

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,011.80	$8.08

Hypothetical (5% return before expenses)	$1,000.00	$1,016.76	$8.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,015.60	$2.35

Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,014.70	$6.29

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,015.70	$3.65

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66

†	Expenses are equal to the annualized expense ratio of 0.76% for Class A Shares, 1.62% for Class C Shares, 0.47% for Class I Shares, 1.26% for Class S Shares and 0.73% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Fund | 9

Janus Dynamic Allocation Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Exchange – Traded Funds – 8.1%
Commodity – 4.6%
12,109	iShares S&P GSCI Commodity – Indexed Trust (ETF)	$413,062
Currency – 3.5%
12,450	WisdomTree Dreyfus Chinese Yuan Fund (ETF)	316,472

Total Exchange – Traded Funds (cost $673,156)		729,534

Mutual Funds(1) – 90.6%
Equity Funds – 67.8%
16,019	INTECH Risk-Managed Growth Fund – Class I Shares	223,786
25,819	INTECH Risk-Managed International Fund – Class I Shares	206,806
22,861	INTECH Risk-Managed Value Fund – Class I Shares	230,213
18,673	Janus Contrarian Fund – Class I Shares	267,019
13,972	Janus Forty Fund – Class I Shares	485,117
17,440	Janus Global Life Sciences Fund – Class I Shares	460,244
18,413	Janus Global Real Estate Fund – Class I Shares	176,950
73,087	Janus Global Select Fund – Class I Shares	870,465
22,464	Janus Global Technology Fund – Class I Shares	402,110
5	Janus Growth and Income Fund – Class I Shares	166
56,392	Janus International Equity Fund – Class I Shares	664,295
11,056	Janus Long/Short Fund – Class I Shares	111,889
19,414	Janus Overseas Fund – Class I Shares	914,996
3,032	Janus Research Fund – Class I Shares	93,890
16,197	Janus Triton Fund – Class I Shares	293,984
23,577	Perkins Global Value Fund – Class I Shares	300,369
4,575	Perkins Large Cap Value Fund – Class I Shares	64,833
9,027	Perkins Mid Cap Value Fund – Class I Shares	214,027
6,615	Perkins Small Cap Value Fund – Class I Shares	165,431
		6,146,590
Fixed-Income Funds – 22.8%
116,244	Janus Flexible Bond Fund – Class I Shares	1,225,205
28,126	Janus Global Bond Fund – Class I Shares	290,826
30,171	Janus High-Yield Fund – Class I Shares	275,458
87,834	Janus Short-Term Bond Fund – Class I Shares	271,407
		2,062,896

Total Mutual Funds (cost $7,138,780)		8,209,486

Money Market – 1.6%
147,130	Janus Cash Liquidity Fund LLC, 0% (cost $147,130)	147,130

Total Investments (total cost $7,959,066) – 100.3%		9,086,150

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(25,548)

Net Assets – 100%		$9,060,602

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2011

Statement of Assets and Liabilities

As of June 30, 2011	Janus Dynamic
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Assets:
Investments at cost	$7,959
Unaffiliated investments at value	$730
Affiliated investments at value	8,357
Cash	17
Receivables:
Fund shares sold	2
Dividends	6
Due from adviser	22
Non-interested Trustees’ deferred compensation	–
Other assets	1
Total Assets	9,135
Liabilities:
Payables:
Investments purchased	6
Fund shares repurchased	24
Dividends	–
Advisory fees	1
Administrative services fees	–
Distribution fees and shareholder servicing fees	3
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	39
Total Liabilities	74
Net Assets	$9,061

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 11

Statement of Assets and Liabilities  (continued)

As of June 30, 2011	Janus Dynamic
(all numbers in thousands except net asset value per share)	Allocation Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,673
Undistributed net investment income*	34
Undistributed net realized gain from investment and foreign currency transactions*	227
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,127
Total Net Assets	$9,061
Net Assets - Class A Shares	$3,651
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	352
Net Asset Value Per Share(2)	$10.37
Maximum Offering Price Per Share(3)	$11.00
Net Assets - Class C Shares	$2,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	285
Net Asset Value Per Share(2)	$10.25
Net Assets - Class I Shares	$1,276
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	123
Net Asset Value Per Share	$10.39
Net Assets - Class S Shares	$255
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25
Net Asset Value Per Share	$10.34
Net Assets - Class T Shares	$957
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	92
Net Asset Value Per Share	$10.36

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

12 | JUNE 30, 2011

Statement of Operations

For the fiscal year ended June 30, 2011	Janus Dynamic
(all numbers in thousands)	Allocation Fund(1)

Investment Income:
Dividends from affiliates	$177
Total Investment Income	177
Expenses:
Advisory fees	6
Shareholder reports expense	51
Transfer agent fees and expenses	2
Registration fees	1
Custodian fees	3
Professional fees	48
Non-interested Trustees’ fees and expenses	–
Administrative services fees - Class S Shares	1
Administrative services fees - Class T Shares	3
Distribution fees and shareholder servicing fees - Class A Shares	7
Distribution fees and shareholder servicing fees - Class C Shares	28
Distribution fees and shareholder servicing fees - Class S Shares	1
Administrative, networking and omnibus fees - Class A Shares	2
Administrative, networking and omnibus fees - Class C Shares	3
Administrative, networking and omnibus fees - Class I Shares	2
Other expenses	3
Total Expenses	161
Expense and Fee Offset	–
Net Expenses	161
Less: Excess Expense Reimbursement	(95)
Net Expenses after Expense Reimbursement	66
Net Investment Income	111
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(2)	418
Capital gain distributions from Underlying Funds	3
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	723
Net Gain on Investments	1,144
Net Increase in Net Assets Resulting from Operations	$1,255

(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.
See Notes to Financial Statements.

Janus Asset Allocation Fund | 13

Statements of Changes in Net Assets

	Janus Dynamic
For the fiscal year ended June 30, 2011, the eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009	Allocation Fund(1)
(all numbers in thousands)	2011	2010(2)	2009(3)

Operations:
Net investment income	$111	$54	$56
Net realized gain/(loss) from investment and foreign currency transactions(4)	418	174	(192)
Capital gain distribution from Underlying Funds	3	2	33
Net realized gain from swap contracts	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	723	41	364
Net Increase in Net Assets Resulting from Operations	1,255	271	261
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(49)	(31)	(3)
Class C Shares	(23)	(23)	(6)
Class I Shares	(20)	(14)	(3)
Class S Shares	(4)	(3)	(2)
Class T Shares	(3)	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(83)	(6)	–
Class C Shares	(73)	(4)	–
Class I Shares	(33)	(2)	–
Class S Shares	(8)	(1)	–
Class T Shares	(5)	–	–
Net Decrease from Dividends and Distributions	(301)	(84)	(14)
Capital Share Transactions:
Shares Sold
Class A Shares	593	1,786	1,670
Class C Shares	788	1,719	1,190
Class I Shares	625	1,479	740
Class S Shares	24	87	494
Class T Shares	3,187	56	1
Reinvested Dividends and Distributions
Class A Shares	129	37	3
Class C Shares	88	26	6
Class I Shares	53	16	3
Class S Shares	12	3	2
Class T Shares	8	–	–
Shares Repurchased
Class A Shares	(516)	(574)	(28)
Class C Shares	(677)	(636)	(22)
Class I Shares	(943)	(960)	(3)
Class S Shares	(112)	(283)	(40)
Class T Shares	(2,342)	(16)	–
Net Increase from Capital Share Transactions	917	2,740	4,016
Net Increase in Net Assets	1,871	2,927	4,263
Net Assets:
Beginning of period	7,190	4,263	–
End of period	$9,061	$7,190	$4,263

Undistributed Net Investment Income*	$34	$24	$42

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.
See Notes to Financial Statements.

14 | JUNE 30, 2011

Financial Highlights

Class A Shares

	Janus Dynamic
For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Allocation Fund(1)
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.20	$8.76	$10.00
Income from Investment Operations:
Net investment income	.17	.07	.15
Net gain/(loss) on investments (both realized and unrealized)	1.41	.49	(1.31)
Total from Investment Operations	1.58	.56	(1.16)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.10)	(.08)
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions	(.41)	(.12)	(.08)
Net Asset Value, End of Period	$10.37	$9.20	$8.76
Total Return**	17.21%	6.27%	(11.38)%
Net Assets, End of Period (in thousands)	$3,651	$3,059	$1,734
Average Net Assets for the Period (in thousands)	$3,482	$2,956	$488
Ratio of Gross Expenses to Average Net Assets***(4)	0.46%	0.45%	0.62%
Ratio of Net Expenses to Average Net Assets***(4)	0.46%	0.45%	0.61%
Ratio of Net Investment Income to Average Net Assets***	1.62%	1.13%	3.35%
Portfolio Turnover Rate***	71%	51%	78%

Class C Shares

	Janus Dynamic
For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Allocation Fund(1)
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.11	$8.74	$10.00
Income from Investment Operations:
Net investment income	.08	(.01)	.19
Net gain/(loss) on investments (both realized and unrealized)	1.40	.50	(1.37)
Total from Investment Operations	1.48	.49	(1.18)
Less Distributions:
Dividends (from net investment income)*	(.08)	(.10)	(.08)
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions	(.34)	(.12)	(.08)
Net Asset Value, End of Period	$10.25	$9.11	$8.74
Total Return**	16.27%	5.47%	(11.58)%
Net Assets, End of Period (in thousands)	$2,922	$2,429	$1,288
Average Net Assets for the Period (in thousands)	$2,776	$2,168	$684
Ratio of Gross Expenses to Average Net Assets***(4)	1.26%	1.22%	0.48%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.26%	1.21%	0.48%(5)
Ratio of Net Investment Income to Average Net Assets***	0.81%	0.34%	3.37%
Portfolio Turnover Rate***	71%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 1.46% and 1.45%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 15

Financial Highlights  (continued)

Class I Shares

	Janus Dynamic
For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Allocation Fund(1)
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.22	$8.79	$10.00
Income from Investment Operations:
Net investment income	.18	.05	.19
Net gain/(loss) on investments (both realized and unrealized)	1.40	.50	(1.32)
Total from Investment Operations	1.58	.55	(1.13)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.10)	(.08)
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions	(.41)	(.12)	(.08)
Net Asset Value, End of Period	$10.39	$9.22	$8.79
Total Return**	17.22%	6.13%	(11.08)%
Net Assets, End of Period (in thousands)	$1,276	$1,371	$782
Average Net Assets for the Period (in thousands)	$1,367	$1,332	$382
Ratio of Gross Expenses to Average Net Assets***(4)	0.48%	0.46%	0.46%
Ratio of Net Expenses to Average Net Assets***(4)	0.48%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets***	1.62%	1.12%	3.57%
Portfolio Turnover Rate***	71%	51%	78%

Class S Shares

	Janus Dynamic
For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Allocation Fund(1)
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.17	$8.75	$10.00
Income from Investment Operations:
Net investment income	.19	.15	.19
Net gain/(loss) on investments (both realized and unrealized)	1.36	.39	(1.36)
Total from Investment Operations	1.55	.54	(1.17)
Less Distributions:
Dividends (from net investment income)*	(.12)	(.10)	(.08)
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions	(.38)	(.12)	(.08)
Net Asset Value, End of Period	$10.34	$9.17	$8.75
Total Return**	16.95%	6.04%	(11.48)%
Net Assets, End of Period (in thousands)	$255	$292	$458
Average Net Assets for the Period (in thousands)	$326	$355	$274
Ratio of Gross Expenses to Average Net Assets***(4)	0.77%	0.75%	0.72%
Ratio of Net Expenses to Average Net Assets***(4)	0.77%	0.74%	0.71%
Ratio of Net Investment Income to Average Net Assets***	1.37%	0.79%	3.09%
Portfolio Turnover Rate***	71%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | JUNE 30, 2011

Class T Shares

	Janus Dynamic
For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Allocation Fund(1)
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$9.21	$8.78	$8.25
Income from Investment Operations:
Net investment income	.18	.09	.01
Net gain on investments (both realized and unrealized)	1.39	.46	.52
Total from Investment Operations	1.57	.55	.53
Less Distributions:
Dividends (from net investment income)*	(.16)	(.10)	–
Distributions (from capital gains)*	(.26)	(.02)	–
Total Distributions	(.42)	(.12)	–
Net Asset Value, End of Period	$10.36	$9.21	$8.78
Total Return**	17.04%	6.14%	6.42%
Net Assets, End of Period (in thousands)	$957	$39	$1
Average Net Assets for the Period (in thousands)	$1,044	$27	$1
Ratio of Gross Expenses to Average Net Assets***(4)	0.51%	0.47%	0.76%
Ratio of Net Expenses to Average Net Assets***(4)	0.51%	0.46%	0.70%
Ratio of Net Investment Income to Average Net Assets***	0.54%	0.97%	1.56%
Portfolio Turnover Rate***	71%	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 17

Notes to Schedules of Investments

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Dynamic Allocation Composite Index	A hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. IndexSM (25%).

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Morgan Stanley Capital International All Country World ex-U.S. Indexsm	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 3000® Index	Measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

ETF	Exchange-Traded Fund

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Dynamic Allocation Fund(1)
Exchange-Traded Funds	$729,534	$–	$–
Mutual Funds
Equity Funds	–	6,146,590	–
Fixed-Income Funds	–	2,062,896	–
Money Market	–	147,130	–
Total Investments in Securities	$729,534	$8,356,616	$–

(a)	Includes Fair Value Factors.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.

18 | JUNE 30, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Dynamic Allocation Fund (formerly named Janus Modular Portfolio Construction® Fund) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”) with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2011. The Trust offers forty-one funds which include multiple series of shares, with differing investment objectives and policies. The Fund in this report is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The expected asset allocation ranges are as follows: 30%-80% equity investments, 20%-60% fixed income investments, and 0-20% alternative investments for the Fund. Brief descriptions of each of the underlying funds that the Fund may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

Janus Asset Allocation Fund | 19

Notes to Financial Statements (continued)

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries

20 | JUNE 30, 2011

located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign debt securities.

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for each share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as options and futures. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over time. Up to 100% of assets may be allocated to either component.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Asset Allocation Fund | 21

Notes to Financial Statements (continued)

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

JANUS WORLDWIDE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, and zero-coupon bonds), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

22 | JUNE 30, 2011

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds (“ETFs”).

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS LONG/SHORT FUND seeks long-term capital appreciation with an emphasis on absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The fund will generally buy long securities that the portfolio managers believe will go up in price and will sell short ETFs and other equity securities the portfolio managers believe will go down in price. The fund may, to a lesser degree, also take long and short positions in instruments that provide additional exposure to the equity markets, including options, futures, and other index-based

Janus Asset Allocation Fund | 23

Notes to Financial Statements (continued)

instruments. The fund’s investments may include holdings across different industries, sectors, and regions.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories, and may at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
The Fund’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund and underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets

24 | JUNE 30, 2011

represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Asset Allocation Fund | 25

Notes to Financial Statements (continued)

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

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There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund and certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund and certain underlying funds may require the counterparty to post collateral if the Fund or underlying funds have a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Janus Asset Allocation Fund | 27

Notes to Financial Statements (continued)

In pursuit of their investment objectives, the Fund and underlying funds may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Fund and underlying funds.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund and underlying funds could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund and underlying funds paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s and underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund or underlying funds create leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Fund during the fiscal year ended June 30, 2011.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-

28 | JUNE 30, 2011

Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by an underlying fund including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Long/Short Fund’s agreement with its lender, the NAV per

Janus Asset Allocation Fund | 29

Notes to Financial Statements (continued)

share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Long/Short Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities, if applicable.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund or underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund or underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The Fund or underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or underlying funds’ total returns. The Fund or underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could

30 | JUNE 30, 2011

be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the

Janus Asset Allocation Fund | 31

Notes to Financial Statements (continued)

underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The underlying funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the underlying funds to collateralize the loan. If the underlying funds are unable to recover a security on loan, the underlying funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the underlying funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and an underlying fund’s portion of the interest income earned on cash collateral are included on the underlying fund’s Statement of Operations in its most recent annual or semiannual reports (if applicable).

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

32 | JUNE 30, 2011

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. The underlying Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Dynamic Allocation Fund(1)	All Asset Levels	0.07

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to,

Janus Asset Allocation Fund | 33

Notes to Financial Statements (continued)

recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Fund until at least November 1, 2011 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class S Shares and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Fund	Limit (%)

Janus Dynamic Allocation Fund(1)	0.45

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Capital is entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements expires September 3, 2011. At the fiscal year ended June 30, 2011, there was no recoupment.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/

34 | JUNE 30, 2011

(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2011.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $546,917 was paid by the Trust during the fiscal year ended June 30, 2011. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2011, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Dynamic Allocation Fund(1)	$2,170

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the fiscal year ended June 30, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Dynamic Allocation Fund(1)	$171

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

Janus Asset Allocation Fund | 35

Notes to Financial Statements (continued)

During the fiscal year ended June 30, 2011, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/11

Janus Dynamic Allocation Fund(1)
INTECH Risk-Managed Growth Fund – Class I Shares	7,655	$98,956	(6,357)	$(69,328)	$15,449	$2,265	$223,786
INTECH Risk-Managed International Fund – Class I Shares	12,883	99,371	(10,666)	(74,906)	9,864	2,577	206,806
INTECH Risk-Managed Value Fund – Class I Shares	11,109	105,575	(12,705)	(110,285)	11,509	2,650	230,213
Janus Cash Liquidity Fund LLC	851,556	851,556	(957,964)	(957,964)	–	555	147,130
Janus Contrarian Fund – Class I Shares	36,255	536,797	(72,610)	(975,819)	85,983	3,252	267,019
Janus Flexible Bond Fund – Class I Shares	75,757	798,196	(133,353)	(1,387,301)	19,508	110,975	1,225,205
Janus Forty Fund – Class I Shares	15,485	530,939	(24,877)	(811,539)	44,334	–	485,117
Janus Global Bond Fund – Class I Shares	37,818	379,415	(9,692)	(98,405)	1,713	4,474	290,826
Janus Global Life Sciences Fund – Class I Shares	10,889	263,731	(7,759)	(160,349)	28,162	1,994	460,244
Janus Global Real Estate Fund – Class I Shares	15,939	150,063	(7,232)	(55,011)	15,532	1,997	176,950
Janus Global Select Fund – Class I Shares	59,682	713,302	(27,233)	(312,013)	15,153	7,053	870,465
Janus Global Technology Fund – Class I Shares	27,088	483,998	(4,624)	(83,130)	1,836	–	402,110
Janus Growth and Income Fund – Class I Shares	1,741	54,045	(1,736)	(37,515)	39,579	–	166
Janus High-Yield Fund – Class I Shares	23,976	215,975	(12,617)	(105,489)	10,457	19,542	275,458
Janus International Equity Fund – Class I Shares	33,679	382,245	(24,477)	(247,802)	41,085	4,914	664,295
Janus Long/Short Fund – Class I Shares	15,630	164,138	(4,574)	(48,336)	(376)	–	111,889
Janus Overseas Fund – Class I Shares	10,749	549,493	(8,689)	(427,650)	3,874	2,218	914,996
Janus Research Fund – Class I Shares	1,257	37,277	(3,788)	(84,399)	13,537	476	93,890
Janus Short-Term Bond Fund – Class I Shares	118,031	362,715	(30,197)	(93,036)	203	3,848	271,407
Janus Triton Fund – Class I Shares	8,756	145,055	(10,977)	(134,106)	50,626	5,300	293,984
Perkins Global Value Fund – Class I Shares	23,715	300,000	(139)	(1,753)	–	–	300,369
Perkins Large Cap Value Fund – Class I Shares	2,476	33,632	(2,177)	(29,821)	453	1,093	64,833
Perkins Mid Cap Value Fund – Class I Shares	5,078	114,896	(3,867)	(74,934)	15,305	1,604	214,027
Perkins Small Cap Value Fund – Class I Shares	8,854	208,816	(2,240)	(55,740)	1,034	449	165,431

		$7,580,186		$(6,436,631)	$424,820	$177,236	$8,356,616

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended June 30, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/10	Purchases	Purchases	Redemptions	Redemption	6/30/11

Janus Dynamic Allocation Fund(1) - Class S Shares	$250,000	$–	–	$38,911	6/29/11	$211,089
Janus Dynamic Allocation Fund(1) - Class T Shares	11,000	–	–	11,000	6/29/11	–

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

36 | JUNE 30, 2011

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Dynamic Allocation Fund(1)	$34,325	$362,453	$–	$–	$(228)	$991,320

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Dynamic Allocation Fund(1)	$8,094,830	$991,982	$(662)

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Dynamic Allocation Fund(1)	$110,660	$190,704	$–	$–

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

For the eleven-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Dynamic Allocation Fund(1)	$71,173	$12,595	$–	$–

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Asset Allocation Fund | 37

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended June 30, 2011
the eleven-month fiscal period ended June 30, 2010
and the fiscal period ended July 31, 2009

Janus
Dynamic Allocation Fund(1)

Class A Shares
2011	1.55%
2010(2)	1.57%
2009(3)	13.34%

Class C Shares
2011	2.42%
2010(2)	2.28%
2009(3)	13.46%

Class I Shares
2011	1.40%
2010(2)	1.35%
2009(3)	13.47%

Class S Shares
2011	1.78%
2010(2)	1.91%
2009(3)	16.43%

Class T Shares
2011	1.38%
2010(2)	1.12%
2009(4)	7.61%

(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

38 | JUNE 30, 2011

7.	Capital Share Transactions

For the fiscal year ended June 30, 2011, the eleven-month fiscal period ended June 30, 2010 and the
fiscal period ended July 31, 2009	Janus Dynamic Allocation Fund(1)
(all numbers are in thousands)	2011	2010(2)	2009(3)

Transactions in Fund Shares – Class A Shares:
Shares sold	57	190	201
Reinvested dividends and distributions	12	4	–
Shares repurchased	(50)	(59)	(3)
Net Increase/(Decrease) in Fund Shares	19	135	198
Shares Outstanding, Beginning of Period	333	198	–
Shares Outstanding, End of Period	352	333	198
Transactions in Fund Shares – Class C Shares:
Shares sold	77	182	149
Reinvested dividends and distributions	8	3	1
Shares repurchased	(67)	(65)	(3)
Net Increase/(Decrease) in Fund Shares	18	120	147
Shares Outstanding, Beginning of Period	267	147	–
Shares Outstanding, End of Period	285	267	147
Transactions in Fund Shares – Class I Shares:
Shares sold	61	157	89
Reinvested dividends and distributions	5	2	–
Shares repurchased	(92)	(99)	–
Net Increase/(Decrease) in Fund Shares	(26)	60	89
Shares Outstanding, Beginning of Period	149	89	–
Shares Outstanding, End of Period	123	149	89
Transactions in Fund Shares – Class S Shares:
Shares sold	3	9	57
Reinvested dividends and distributions	1	1	–
Shares repurchased	(11)	(30)	(5)
Net Increase/(Decrease) in Fund Shares	(7)	(20)	52
Shares Outstanding, Beginning of Period	32	52	–
Shares Outstanding, End of Period	25	32	52
Transactions in Fund Shares – Class T Shares:
Shares sold	306	6	122*
Reinvested dividends and distributions	1	–	–
Shares repurchased	(219)	(2)	–
Net Increase/(Decrease) in Fund Shares	88	4	122*
Shares Outstanding, Beginning of Period	4	–	–
Shares Outstanding, End of Period	92	4	122*

*	Shares are not in thousands.
(1)	Formerly named Janus Modular Portfolio Construction® Fund.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from September 3, 2008 (inception date) through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Dynamic Allocation Fund(1)	$6,945,717	$6,101,987	$–	$–

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Asset Allocation Fund | 39

Notes to Financial Statements (continued)

9.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Fund has early adopted the disclosure and is disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on the Fund’s financial position or the results of its operations.

11.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Fund that it incurs for providing administration services to the Fund (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Fund’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40 | JUNE 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Dynamic Allocation Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at June 30, 2011 and the result of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2011

Janus Asset Allocation Fund | 41

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

42 | JUNE 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended June 30, 2010. The ratio also includes expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

These statements detail the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and

Janus Asset Allocation Fund | 43

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | JUNE 30, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal year ended June 30, 2011:

Capital Gain Distributions

Fund

Janus Dynamic Allocation Fund(1)	$190,704

Dividends Received Deduction Percentage

Fund

Janus Dynamic Allocation Fund(1)	100%

Qualified Dividend Income

Fund

Janus Dynamic Allocation Fund(1)	100%

(1)	Formerly named Janus Modular Portfolio Construction® Fund.

Janus Asset Allocation Fund | 45

Trustees and Officers (unaudited)

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the may also be officers and/or directors of Janus Capital. officers receive no compensation from the , except for the Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	51	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General Partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	51	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

46 | JUNE 30, 2011

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	51	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of Remedy Temp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	51	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	51*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	51	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (“JCF“), an offshore product, consisting of 20 funds. Including JCF and the 51 funds comprising the Janus funds, Mr. Mullen oversees 71 funds.

Janus Asset Allocation Fund | 47

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	51	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

48 | JUNE 30, 2011

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Dynamic Allocation Fund	9/08-Present	Senior Vice President and Chief Risk Officer of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006).

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Asset Allocation Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-106	125-02-93008 08-11

ANNUAL REPORT

June 30, 2011

Janus Asset Allocation Funds

Janus Growth Allocation Fund
(formerly named Janus Smart Portfolio – Growth)
Janus Moderate Allocation Fund
(formerly named Janus Smart Portfolio – Moderate)
Janus Conservative Allocation Fund
(formerly named Janus Smart Portfolio – Conservative)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus. It has been a challenging time for investors as a variety of macro issues have flared up, including softening economic data, Europe’s sovereign debt crisis and the battle in Washington over raising the debt ceiling. These are real risks, in our view, and we’re less bullish than we were at the start of 2011. Nonetheless, we continue to see encouraging fundamentals in many of the companies we follow. Valuations for equities look attractive to us, and we’re still bullish on corporate bonds.

The economy has clearly softened in recent months, both domestically and globally. The question now is whether this is a temporary soft patch or a retreat into recession. At the core, we think it’s a soft patch. Companies we follow have generally been reporting strong results and engaging in activities – such as increasing dividends – that coincide with a steady, if modest, rebound in confidence. It’s important to note that some economic slowing is natural after a period of rapid acceleration. Political risk in the U.S. and Europe remains a wild card. Europe’s debt crisis may recede near-term, but the longer-term structural issues have not been resolved and are likely to keep financial markets edgy. In the U.S., we think the high stakes, partisan nature of the federal debt limit battle means the ultimate deal will probably be a stopgap measure. This may only lead to more uncertainty, and the issue is likely to plague the markets through the 2012 election season.

Equities: Healthy Fundamentals

Stocks have been volatile in recent months, often trading around macro concerns. At the corporate level, however, we’re seeing solid fundamentals. Profits for the S&P 500 Index are forecast to be 18% higher this year than in 2010. Even assuming no growth in earnings, valuations look reasonable to us: the S&P 500 is trading around 13 times 1-year forward estimated earnings, well below its average for the last decade. We’re seeing compelling opportunities in several sectors, including health care, consumer and technology. We also think large-cap stocks look particularly attractive. Valuations appear historically low. Growth has been reasonably good, and many of these companies have strong non-U.S. growth opportunities. When the cycle turns toward large caps, we think they’ll outperform for years.

Fixed Income: Building Dry Powder

The consensus around fixed income has been dead wrong this year. Virtually everyone expected higher rates, yet yields on 10-year Treasuries have moved below where they were at the start of 2011. The market seems to have realized that the economy is slowing and that deleveraging in the global economy is going to be a drag on growth – holding rates down longer than expected.

From a positioning standpoint, we have been buying U.S. Treasuries in an attempt to hedge against market volatility and uncertainty. We’re still very bullish on credit. Still, we have been taking some profits and focusing more on protecting the downside. We also want to put the portfolios in a position to take advantage of market volatility. It’s always nice to be in a position to buy when others are selling.

Outlook: Maintaining Balance in a Volatile Environment

With the economy uncertain, we expect volatility to persist for some time. When 10- and 30-year Treasuries move up and down one or two points each day, it tells us that the market doesn’t have a lot of conviction in outcomes. The volatility in stocks, meanwhile, suggests a lack of confidence in growth estimates, despite healthy fundamentals at many companies. In this kind of market, we think there’s no sense in trying to be a hero. We thus continue to focus on downside risk while looking for attractive long-term opportunities and growth. Maintaining a balanced portfolio, while staying active and focusing on

Janus Asset Allocation Funds | 1

Continued

the fundamentals, we think, remains the best way to achieve attractive long-term results for our shareholders.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Investing involves market risk. Investment return and fund share value will fluctuate and it is possible to lose money by investing.

The opinions are those of the authors as of June 30, 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Past performance is no guarantee of future results.

2 | JUNE 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Funds | 3

Janus Growth Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Growth Allocation Fund’s Class T Shares returned 21.43% for the twelve-month period ended June 30, 2011. This compares to a return of 30.69% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 25.60% for its secondary benchmark, the Growth Allocation Index, which is a hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets Index (5%).

Economic Overview

Global equity markets recorded strong gains for the one-year period ended June 30, 2011. Improving macro-economic data, stronger-than-expected corporate earnings and a second round of quantitative easing by the U.S. Federal Reserve (Fed) helped propel stocks significantly higher during the first half of the period. During the second half, global equity indices managed moderate gains during what proved to be a volatile period. Unrest in the Middle East and North Africa and a tragic earthquake and tsunami in Japan as well as its struggles with radiation contamination from damaged nuclear reactors as a result of the natural disaster led to a temporary bearish trend. However, positive macro-economic data and significant merger and acquisition activity helped indices recover by the end of the first quarter in 2011. Indices touched their highs for the period in early May on the heels of strong earnings reports in the U.S. and Europe. This positive trend didn’t last long, though, as indications of a slowing global economy and fears over a potential Greek debt default weighed on sentiment. Equities dipped again in mid-June as a series of economic data reports seemed to reinforce earlier observations that global growth had indeed slowed and concerns over a potential Greek default reached their nadir. Over the period’s final trading days, stocks rebounded after the Greek Parliament approved additional austerity measures that should lead to more aid for the beleaguered country.

Fixed income indices also moved higher led by high yield and commercial mortgage-backed securities, while long-maturity government bonds had modest losses. Interest rate volatility became a central theme for investors over the past 12 months. Looking back, it seems investor expectations were met with near-opposite outcomes as both human and natural forces frustrated the prognostications of economists across the globe. Although the 10-year U.S. Treasury yield ended the period slightly above where it began at 2.93%, its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the 10-year U.S. Treasury steadily fell to a low of 2.39% on October 7 as investors fretted about a double-dip recession scenario, deflationary risks and potential repercussions as governments around the globe pondered the completion of various stimulus spending programs. Indications of a more sustainable, consumer-driven economic recovery moving into year-end pushed rates sharply up, climbing to a 10-year U.S. Treasury high of 3.74% on February 8 as investors were drawn to riskier assets based on these stronger growth signals. The trend reversed again in the following weeks during a flight to safety in reaction to political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, at which point they began a general decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June accelerated a significant U.S. Treasury rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior.

4 | JUNE 30, 2011

(unaudited)

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic expansionary periods of investor unrest. This trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence lessened early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. None of these issues are resolved however, and investors should anticipate continued volatility driven principally by political and headline risk.

Investment Process

Janus Growth Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Growth Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary and secondary benchmarks largely due to the relative underperformance of some of its underlying equity funds. Our fixed income allocation also detracted from performance to the primary benchmark.

Among changes during the period, we added to INTECH’s risk-managed funds (core, growth, international) and reduced Janus Growth and Income Fund and Janus Overseas Fund. We feel INTECH’s low excess return correlation to the Janus funds will improve the Fund’s diversification. We also reduced Janus High-Yield Fund and increased Janus Flexible Bond Fund based on the increased credit weighting within Janus Flexible Bond Fund. In addition, we initiated a position in Janus Short-Term Bond to reduce the Fund’s fixed income duration in response to increased worries over rising interest rates. Finally, we added Janus Global Bond Fund to fill a need for non-U.S. bond exposure.

Thank you for investing in Janus Growth Allocation Fund.

Janus Asset Allocation Funds | 5

Janus Growth Allocation Fund (unaudited)

Janus Growth Allocation Fund (% of Net Assets)

Janus International Equity Fund – Class I Shares	14.5%
Janus Flexible Bond Fund – Class I Shares	13.0%
INTECH Risk-Managed Value Fund – Class I Shares	10.9%
INTECH Risk-Managed Growth Fund – Class I Shares	9.4%
Janus Overseas Fund – Class I Shares	9.3%
Perkins Large Cap Value Fund – Class I Shares	9.1%
Janus Research Fund – Class I Shares	5.4%
Janus Twenty Fund – Class D Shares	4.9%
INTECH Risk-Managed International Fund – Class I Shares	4.1%
Janus Global Bond Fund – Class I Shares	3.6%
Janus Fund – Class I Shares	3.0%
Janus Global Real Estate Fund – Class I Shares	2.8%
Perkins Mid Cap Value Fund – Class I Shares	2.1%
Perkins Small Cap Value Fund – Class I Shares	2.0%
Janus Short-Term Bond Fund – Class I Shares	1.6%
Janus Triton Fund – Class I Shares	1.6%
Janus Contrarian Fund – Class I Shares	1.4%
Janus High-Yield Fund – Class I Shares	0.8%
Janus Global Select Fund – Class I Shares	0.5%

Janus Growth Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2011

6 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011				Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth Allocation Fund – Class A Shares

NAV	21.38%	5.96%	6.37%	0.91%	0.91%

MOP	14.39%	4.72%	5.23%

Janus Growth Allocation Fund – Class C Shares

NAV	20.49%	5.18%	5.58%	1.67%	1.67%

CDSC	19.30%	5.18%	5.58%

Janus Growth Allocation Fund – Class D Shares(1)	21.56%	6.13%	6.54%	0.81%	0.81%

Janus Growth Allocation Fund – Class I Shares	21.68%	6.11%	6.52%	0.68%	0.68%

Janus Growth Allocation Fund – Class S Shares	21.15%	5.72%	6.12%	1.19%	1.19%

Janus Growth Allocation Fund – Class T Shares	21.43%	6.11%	6.52%	0.98%	0.98%

S&P 500® Index	30.69%	2.94%	3.17%

Growth Allocation Index	25.60%	4.49%	4.92%

Lipper Quartile – Class T Shares	3rd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	377/552	16/420	11/408

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 7

Janus Growth Allocation Fund (unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

8 | JUNE 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,028.80	$2.01

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,024.00	$5.97

Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,029.60	$1.36

Hypothetical (5% return before expenses)	$1,000.00	$1,023.46	$1.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,029.60	$1.26

Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	$1.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,028.10	$3.17

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,029.60	$1.91

Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	$1.91

†	Expenses are equal to the annualized expense ratio of 0.40% for Class A Shares, 1.19% for Class C Shares, 0.27% for Class D Shares, 0.25% for Class I Shares, 0.63% for Class S Shares and 0.38% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds | 9

Janus Growth Allocation Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 81.0%
1,665,079	INTECH Risk-Managed Growth Fund – Class I Shares	$23,261,146
1,272,930	INTECH Risk-Managed International Fund – Class I Shares	10,196,172
2,690,117	INTECH Risk-Managed Value Fund – Class I Shares	27,089,476
244,331	Janus Contrarian Fund – Class I Shares	3,493,940
246,754	Janus Fund – Class I Shares	7,484,050
718,016	Janus Global Real Estate Fund – Class I Shares	6,900,134
107,626	Janus Global Select Fund – Class I Shares	1,281,828
3,056,752	Janus International Equity Fund – Class I Shares	36,008,544
489,288	Janus Overseas Fund – Class I Shares	23,060,141
435,720	Janus Research Fund – Class I Shares	13,494,236
221,925	Janus Triton Fund – Class I Shares	4,027,937
184,541	Janus Twenty Fund – Class D Shares	12,262,715
1,596,442	Perkins Large Cap Value Fund – Class I Shares	22,621,586
214,929	Perkins Mid Cap Value Fund – Class I Shares	5,095,970
196,129	Perkins Small Cap Value Fund – Class I Shares	4,905,197
		201,183,072
Fixed-Income Funds – 19.0%
3,048,459	Janus Flexible Bond Fund – Class I Shares	32,130,758
862,587	Janus Global Bond Fund – Class I Shares	8,919,151
220,575	Janus High-Yield Fund – Class I Shares	2,013,847
1,304,598	Janus Short-Term Bond Fund – Class I Shares	4,031,207
		47,094,963

Total Investments (total cost $209,644,607) – 100.0%		248,278,035

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(75,005)

Net Assets – 100%		$248,203,030

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

10 | JUNE 30, 2011

Janus Moderate Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Moderate Allocation Fund’s Class T Shares returned 17.78% for the twelve-month period ended June 30, 2011. This compares to a return of 30.69% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 20.05% for its secondary benchmark, the Moderate Allocation Index, which is a hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets Index (2%).

Market Review

Global equity markets recorded strong gains for the one-year period ended June 30, 2011. Improving macro-economic data, stronger-than-expected corporate earnings and a second round of quantitative easing by the U.S. Federal Reserve (Fed) helped propel stocks significantly higher during the first half of the period. During the second half, global equity indices managed moderate gains during what proved to be a volatile period. Unrest in the Middle East and North Africa and a tragic earthquake and tsunami in Japan as well as its struggles with radiation contamination from damaged nuclear reactors as a result of the natural disaster led to a temporary bearish trend. However, positive macro-economic data and significant merger and acquisition activity helped indices recover by the end of the first quarter of 2011. Indices touched their highs for the period in early May on the heels of strong earnings reports in the U.S. and Europe. This positive trend didn’t last long, though, as indications of a slowing global economy and fears over a potential Greek debt default weighed on sentiment. Equities dipped again in mid-June as a series of economic data reports seemed to reinforce earlier observations that global growth had indeed slowed and concerns over a potential Greek default reached their nadir. Over the period’s final trading days, stocks rebounded after the Greek Parliament approved additional austerity measures that should lead to more aid for the beleaguered country.

Fixed income indices also moved higher led by high yield and commercial mortgage-backed securities, while long-maturity government bonds had modest losses. Interest rate volatility became a central theme for investors over the past 12 months. Looking back, it seems investor expectations were met with near-opposite outcomes as both human and natural forces frustrated the prognostications of economists across the globe. Although the 10-year U.S. Treasury yield ended the period slightly above where it began at 2.93%, its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the 10-year U.S. Treasury steadily fell to a low of 2.39% on October 7 as investors fretted about a double-dip recession scenario, deflationary risks and potential repercussions as governments around the globe pondered the completion of various stimulus spending programs. Indications of a more sustainable, consumer-driven economic recovery moving into year-end pushed rates sharply up, climbing to a 10-year U.S. Treasury high of 3.74% on February 8 as investors were drawn to riskier assets based on these stronger growth signals. The trend reversed again in the following weeks during a flight to safety in reaction to political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, at which point they began a general decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June accelerated a significant U.S. Treasury rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior.

Janus Asset Allocation Funds | 11

Janus Moderate Allocation Fund (unaudited)

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic expansionary periods of investor unrest. This trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence lessened early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. None of these issues are resolved however, and investors should anticipate continued volatility driven principally by political and headline risk.

Investment Process

Janus Moderate Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Moderate Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary benchmark and secondary benchmarks largely due to the relative underperformance of some of its underlying equity funds. Janus Global Select Fund was the largest individual detractor. Our fixed income allocation also weighed on the performance relative to the primary benchmark. This was somewhat offset by the relative outperformance of INTECH Risk-Managed Value Fund, the top contributor for the period.

Among changes during the period, we added to INTECH’s risk-managed funds (core, growth, international) and reduced Janus Growth and Income Fund and Janus Overseas Fund. We feel INTECH’s low excess returns correlation to the Janus funds will improve the Fund’s diversification. We also reduced Janus High-Yield Fund and increased Janus Flexible Bond Fund based on an increased credit weighting within Janus Flexible Bond Fund. We also increased Janus Short-Term Bond’s weighting in early 2011 to reduce the Fund’s fixed income duration in response to increased worries over rising interest rates.

Thank you for investing in Janus Moderate Allocation Fund.

12 | JUNE 30, 2011

(unaudited)

Janus Moderate Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	33.7%
INTECH Risk-Managed Value Fund – Class I Shares	10.6%
Janus International Equity Fund – Class I Shares	9.7%
Perkins Large Cap Value Fund – Class I Shares	8.2%
INTECH Risk-Managed Growth Fund – Class I Shares	6.6%
Janus Overseas Fund – Class I Shares	6.2%
Janus Research Fund – Class I Shares	5.2%
Janus Short-Term Bond Fund – Class I Shares	4.8%
Janus Fund – Class I Shares	2.6%
Perkins Small Cap Value Fund – Class I Shares	2.5%
INTECH Risk-Managed International Fund – Class I Shares	2.4%
Janus Twenty Fund – Class D Shares	2.0%
Janus Triton Fund – Class I Shares	1.9%
Janus Global Real Estate Fund – Class I Shares	1.8%
Janus Global Select Fund – Class I Shares	0.9%
Janus High-Yield Fund – Class I Shares	0.7%
Janus Growth and Income Fund – Class I Shares	0.2%

Janus Moderate Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Janus Asset Allocation Funds | 13

Janus Moderate Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011				Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Moderate Allocation Fund – Class A Shares

NAV	17.68%	6.83%	6.85%	0.88%	0.88%

MOP	10.90%	5.57%	5.71%

Janus Moderate Allocation Fund – Class C Shares

NAV	16.86%	6.05%	6.07%	1.64%	1.64%

CDSC	15.71%	6.05%	6.07%

Janus Moderate Allocation Fund – Class D Shares(1)	18.00%	7.03%	7.06%	0.75%	0.75%

Janus Moderate Allocation Fund – Class I Shares	18.01%	6.99%	7.02%	0.64%	0.64%

Janus Moderate Allocation Fund – Class S Shares	17.56%	6.56%	6.59%	1.14%	1.14%

Janus Moderate Allocation Fund – Class T Shares	17.78%	6.99%	7.02%	0.89%	0.89%

S&P 500® Index	30.69%	2.94%	3.17%

Moderate Allocation Index	20.05%	5.08%	5.19%

Lipper Quartile – Class T Shares	3rd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	319/473	8/376	11/363

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

14 | JUNE 30, 2011

(unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trust (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 15

Janus Moderate Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,031.20	$2.27

Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,028.10	$5.63

Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,032.70	$1.16

Hypothetical (5% return before expenses)	$1,000.00	$1,023.65	$1.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,031.90	$0.76

Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	$0.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,030.50	$3.07

Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,031.90	$1.76

Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$1.76

†	Expenses are equal to the annualized expense ratio of 0.45% for Class A Shares, 1.12% for Class C Shares, 0.23% for Class D Shares, 0.15% for Class I Shares, 0.61% for Class S Shares and 0.35% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

16 | JUNE 30, 2011

Janus Moderate Allocation Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 60.8%
1,314,980	INTECH Risk-Managed Growth Fund – Class I Shares	$18,370,267
845,448	INTECH Risk-Managed International Fund – Class I Shares	6,772,037
2,911,792	INTECH Risk-Managed Value Fund – Class I Shares	29,321,744
234,152	Janus Fund – Class I Shares	7,101,841
522,385	Janus Global Real Estate Fund – Class I Shares	5,020,117
197,343	Janus Global Select Fund – Class I Shares	2,350,360
19,446	Janus Growth and Income Fund – Class I Shares	637,440
2,273,465	Janus International Equity Fund – Class I Shares	26,781,415
366,354	Janus Overseas Fund – Class I Shares	17,266,264
460,424	Janus Research Fund – Class I Shares	14,259,325
282,541	Janus Triton Fund – Class I Shares	5,128,111
83,784	Janus Twenty Fund – Class D Shares	5,567,482
1,591,327	Perkins Large Cap Value Fund – Class I Shares	22,549,104
280,021	Perkins Small Cap Value Fund – Class I Shares	7,003,325
		168,128,832
Fixed-Income Funds – 39.2%
8,832,182	Janus Flexible Bond Fund – Class I Shares	93,091,200
203,554	Janus High-Yield Fund – Class I Shares	1,858,444
4,289,722	Janus Short-Term Bond Fund – Class I Shares	13,255,242
		108,204,886

Total Investments (total cost $241,225,883) – 100.0%		276,333,718

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(53,565)

Net Assets – 100%		$276,280,153

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Asset Allocation Funds | 17

Janus Conservative Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine mutual funds from three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Conservative Allocation Fund’s Class T Shares returned 14.15% for the twelve-month period ended June 30, 2011. This compares to a return of 30.69% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 14.57% for its secondary benchmark, the Conservative Allocation Index, an internally-calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE Index (12%).

Economic Overview

Global equity markets recorded strong gains for the one-year period ended June 30, 2011. Improving macro-economic data, stronger-than-expected corporate earnings and a second round of quantitative easing by the U.S. Federal Reserve (Fed) helped propel stocks significantly higher during the first half of the period. During the second half, global equity indices managed moderate gains during what proved to be a volatile period. Unrest in the Middle East and North Africa and a tragic earthquake and tsunami in Japan as well as its struggles with radiation contamination from damaged nuclear reactors as a result of the natural disaster led to a temporary bearish trend. However, positive macro-economic data and significant merger and acquisition activity helped indices recover by the end of the first quarter of 2011. Indices touched their highs for the period in early May on the heels of strong earnings reports in the U.S. and Europe. This positive trend didn’t last long, though, as indications of a slowing global economy and fears over a potential Greek debt default weighed on sentiment. Equities dipped again in mid-June as a series of economic data reports seemed to reinforce earlier observations that global growth had indeed slowed and concerns over a potential Greek default reached their nadir. Over the period’s final trading days, stocks rebounded after the Greek Parliament approved additional austerity measures that should lead to more aid for the beleaguered country.

Fixed income indices also moved higher led by high yield and commercial mortgage-backed securities, while long-maturity government bonds had modest losses. Interest rate volatility became a central theme for investors over the past 12 months. Looking back, it seems investor expectations were met with near-opposite outcomes as both human and natural forces frustrated the prognostications of economists across the globe. Although the 10-year U.S. Treasury yield ended the period slightly above where it began at 2.93%, its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the 10-year U.S. Treasury steadily fell to a low of 2.39% on October 7 as investors fretted about a double-dip recession scenario, deflationary risks and potential repercussions as governments around the globe pondered the completion of various stimulus spending programs. Indications of a more sustainable, consumer-driven economic recovery moving into year-end pushed rates sharply up, climbing to a 10-year U.S. Treasury high of 3.74% on February 8 as investors were drawn to riskier assets based on these stronger growth signals. The trend reversed again in the following weeks during a flight to safety in reaction to political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, at which point they began a general decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June accelerated a significant U.S. Treasury rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior.

18 | JUNE 30, 2011

(unaudited)

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic expansionary periods of investor unrest. This trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence lessened early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. None of these issues are resolved however, and investors should anticipate continued volatility driven principally by political and headline risk.

Investment Process

Janus Conservative Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Conservative Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund underperformed its primary and secondary benchmarks largely due to the relative underperformance of some of its underlying equity funds. Janus Global Real Estate Fund was the largest individual detractor. Our fixed income allocation also detracted from performance relative to the primary benchmark. This was somewhat offset by the strong relative performance of Janus Flexible Bond Fund, the top contributor for the period.

Among changes during the period, we added to INTECH’s risk-managed funds (core, growth, international) and reduced Janus Growth and Income Fund and Janus Overseas Fund. We feel INTECH’s low excess return correlation to the Janus funds will improve the Fund’s diversification. We also reduced Janus High-Yield Fund and increased Janus Flexible Bond Fund based on the increased credit weighting within Janus Flexible Bond Fund. We also increased Janus Short-Term Bond’s weighting in early 2011 to reduce the Fund’s fixed income duration in response to increased worries over rising interest rates.

Thank you for investing in Janus Conservative Allocation Fund.

Janus Asset Allocation Funds | 19

Janus Conservative Allocation Fund (unaudited)

Janus Conservative Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	52.4%
INTECH Risk-Managed Value Fund – Class I Shares	8.6%
Janus Short-Term Bond Fund – Class I Shares	6.6%
Perkins Large Cap Value Fund – Class I Shares	6.5%
INTECH Risk-Managed Growth Fund – Class I Shares	6.0%
Janus International Equity Fund – Class I Shares	5.6%
Janus Research Fund – Class I Shares	4.0%
Janus Overseas Fund – Class I Shares	2.5%
Janus Fund – Class I Shares	1.9%
Janus Triton Fund – Class I Shares	1.9%
INTECH Risk-Managed International Fund – Class I Shares	1.1%
Janus Global Real Estate Fund – Class I Shares	0.9%
Perkins Small Cap Value Fund – Class I Shares	0.8%
Janus Growth and Income Fund – Class I Shares	0.5%
Janus High-Yield Fund – Class I Shares	0.5%
Janus Global Select Fund – Class I Shares	0.2%
Janus Contrarian Fund – Class I Shares	0.0%

Janus Conservative Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2011

20 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011				Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Conservative Allocation Fund – Class A Shares

NAV	14.08%	7.10%	6.85%	0.83%	0.83%

MOP	7.49%	5.84%	5.71%

Janus Conservative Allocation Fund – Class C Shares

NAV	13.15%	6.31%	6.06%	1.58%	1.58%

CDSC	12.05%	6.31%	6.06%

Janus Conservative Allocation Fund – Class D Shares(1)	14.24%	7.32%	7.08%	0.68%	0.68%

Janus Conservative Allocation Fund – Class I Shares	14.24%	7.29%	7.05%	0.59%	0.59%

Janus Conservative Allocation Fund – Class S Shares	13.82%	6.82%	6.57%	1.08%	1.08%

Janus Conservative Allocation Fund – Class T Shares	14.15%	7.29%	7.05%	0.86%	0.86%

S&P 500® Index	30.69%	2.94%	3.17%

Conservative Allocation Index	14.57%	5.59%	5.40%

Lipper Quartile – Class T Shares	2nd	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Conservative Funds	163/445	5/314	5/291

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 21

Janus Conservative Allocation Fund (unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares) brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

22 | JUNE 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,036.90	$1.57

Hypothetical (5% return before expenses)	$1,000.00	$1,023.26	$1.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,032.00	$5.34

Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,037.60	$0.91

Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$0.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,037.60	$0.61

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$0.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,035.10	$2.78

Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,036.70	$1.46

Hypothetical (5% return before expenses)	$1,000.00	$1,023.36	$1.45

†	Expenses are equal to the annualized expense ratio of 0.31% for Class A Shares, 1.06% for Class C Shares, 0.18% for Class D Shares, 0.12% for Class I Shares, 0.55% for Class S Shares and 0.29% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds | 23

Janus Conservative Allocation Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 40.5%
900,700	INTECH Risk-Managed Growth Fund – Class I Shares	$12,582,778
285,622	INTECH Risk-Managed International Fund – Class I Shares	2,287,830
1,783,743	INTECH Risk-Managed Value Fund – Class I Shares	17,962,290
582	Janus Contrarian Fund – Class I Shares	8,318
127,372	Janus Fund – Class I Shares	3,863,188
203,514	Janus Global Real Estate Fund – Class I Shares	1,955,772
35,397	Janus Global Select Fund – Class I Shares	421,583
32,513	Janus Growth and Income Fund – Class I Shares	1,065,779
1,001,201	Janus International Equity Fund – Class I Shares	11,794,146
110,995	Janus Overseas Fund – Class I Shares	5,231,223
270,711	Janus Research Fund – Class I Shares	8,383,914
215,274	Janus Triton Fund – Class I Shares	3,907,226
951,344	Perkins Large Cap Value Fund – Class I Shares	13,480,545
69,380	Perkins Small Cap Value Fund – Class I Shares	1,735,195
		84,679,787
Fixed-Income Funds – 59.5%
10,411,684	Janus Flexible Bond Fund – Class I Shares	109,739,153
112,325	Janus High-Yield Fund – Class I Shares	1,025,524
4,491,604	Janus Short-Term Bond Fund – Class I Shares	13,879,055
		124,643,732

Total Investments (total cost $189,627,898) – 100.0%		209,323,519

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(6,383)

Net Assets – 100%		$209,317,136

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

24 | JUNE 30, 2011

Statements of Assets and Liabilities

As of June 30, 2011	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands except net asset value per share)	Allocation Fund(1)	Allocation Fund(2)	Allocation Fund(3)

Assets:
Investments at cost	$209,645	$241,226	$189,628
Affiliated investments at value	248,278	276,334	209,324
Receivables:
Investments sold	68	–	–
Fund shares sold	109	393	460
Dividends	143	334	386
Non-interested Trustees’ deferred compensation	6	7	5
Other assets	1	–	1
Total Assets	248,605	277,068	210,176
Liabilities:
Payables:
Investments purchased	142	355	481
Fund shares repurchased	139	325	296
Dividends	–	–	–
Advisory fees	10	11	8
Administrative services fees	25	28	21
Distribution fees and shareholder servicing fees	3	8	7
Administrative, networking and omnibus fees	2	2	1
Non-interested Trustees’ fees and expenses	2	2	2
Non-interested Trustees’ deferred compensation fees	6	7	5
Accrued expenses and other payables	73	50	38
Total Liabilities	402	788	859
Net Assets	$248,203	$276,280	$209,317

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 25

Statements of Assets and Liabilities  (continued)

As of June 30, 2011	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands except net asset value per share)	Allocation Fund(1)	Allocation Fund(2)	Allocation Fund(3)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$230,381	$249,918	$191,659
Undistributed net investment income*	900	2,324	2,832
Undistributed net realized loss from investment and foreign currency transactions*	(21,711)	(11,070)	(4,870)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	38,633	35,108	19,696
Total Net Assets	$248,203	$276,280	$209,317
Net Assets - Class A Shares	$2,768	$5,498	$4,804
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	222	437	388
Net Asset Value Per Share(4)	$12.49	$12.57	$12.38
Maximum Offering Price Per Share(5)	$13.25	$13.34	$13.14
Net Assets - Class C Shares	$2,736	$7,572	$7,808
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	221	608	637
Net Asset Value Per Share(4)	$12.37	$12.46	$12.26
Net Assets - Class D Shares	$227,179	$238,030	$177,032
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,111	18,867	14,246
Net Asset Value Per Share	$12.54	$12.62	$12.43
Net Assets - Class I Shares	$2,316	$4,510	$2,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	185	358	202
Net Asset Value Per Share	$12.53	$12.60	$12.42
Net Assets - Class S Shares	$753	$416	$520
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60	33	42
Net Asset Value Per Share	$12.45	$12.52	$12.37
Net Assets - Class T Shares	$12,451	$20,254	$16,648
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	993	1,607	1,341
Net Asset Value Per Share	$12.54	$12.60	$12.42

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

26 | JUNE 30, 2011

Statements of Operations

For the fiscal year ended June 30, 2011	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands)	Allocation Fund(1)	Allocation Fund(2)	Allocation Fund(3)

Investment Income:
Dividends from affiliates	$4,665	$7,563	$7,715
Total Investment Income	4,665	7,563	7,715
Expenses:
Advisory fees	116	122	90
Shareholder reports expense	127	90	58
Transfer agent fees and expenses	78	56	35
Professional fees	30	30	30
Non-interested Trustees’ fees and expenses	10	10	7
Administrative services fees - Class D Shares	257	260	190
Administrative services fees - Class S Shares	1	1	1
Administrative services fees - Class T Shares	29	40	32
Distribution fees and shareholder servicing fees - Class A Shares	4	9	7
Distribution fees and shareholder servicing fees - Class C Shares	15	49	39
Distribution fees and shareholder servicing fees - Class S Shares	1	1	1
Administrative, networking and omnibus fees - Class A Shares	1	5	1
Administrative, networking and omnibus fees - Class C Shares	1	4	3
Administrative, networking and omnibus fees - Class I Shares	3	2	1
Other expenses	4	4	3
Total Expenses	677	683	498
Expense and Fee Offset	(1)	–	–
Net Expenses	676	683	498
Net Investment Income	3,989	6,880	7,217
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions(4)	(936)	1,392	2,632
Capital gain distributions from Underlying Funds	343	404	165
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	39,171	28,159	12,466
Net Gain on Investments	38,578	29,955	15,263
Net Increase in Net Assets Resulting from Operations	$42,567	$36,835	$22,480

(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 27

Statements of Changes in Net Assets

	Janus Growth			Janus Moderate			Janus Conservative
For the fiscal year ended June 30, 2011, the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
(all numbers in thousands)	2011	2010(4)	2009	2011	2010(4)	2009	2011	2010(4)	2009

Operations:
Net investment income	$3,989	$1,716	$4,494	$6,880	$2,478	$4,352	$7,217	$2,648	$3,741
Net realized gain/(loss) from investment transactions(5)	(936)	(3,346)	(12,193)	1,392	(2,072)	(6,872)	2,632	(428)	(4,304)
Capital gain distribution from Underlying Funds	343	37	1,694	404	65	1,069	165	73	428
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	39,171	6,573	39,565	28,159	4,681	28,219	12,466	3,016	17,136
Net Increase in Net Assets Resulting from Operations	42,567	4,980	33,560	36,835	5,152	26,768	22,480	5,309	17,001
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(33)	(3)	–	(109)	(34)	–	(98)	(14)	–
Class C Shares	(14)	(5)	–	(101)	(18)	–	(117)	(15)	–
Class D Shares	(3,582)	–	N/A	(5,283)	–	N/A	(5,454)	–	N/A
Class I Shares	(38)	–	–	(63)	(4)	–	(43)	–	–
Class S Shares	(11)	–	–	(11)	–	–	(12)	(3)	–
Class T Shares	(176)	(3,421)	(3,455)	(425)	(3,954)	(3,453)	(395)	(3,805)	(2,871)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	N/A	–	–	N/A	–	–	N/A
Class I Shares	–	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(3,854)	(3,429)	(3,455)	(5,992)	(4,010)	(3,453)	(6,119)	(3,837)	(2,871)
Capital Share Transactions:
Shares Sold
Class A Shares	2,555	561	145	4,264	946	1,173	4,529	960	239
Class C Shares	1,945	733	114	5,450	2,279	412	6,614	1,575	254
Class D Shares	44,297	19,647	N/A	65,374	25,812	N/A	64,235	22,444	N/A
Class I Shares	894	2,011	11	4,559	1,862	33	2,155	539	11
Class S Shares	704	20	11	491	50	11	390	36	157
Class T Shares	4,536	15,869	46,476	15,083	25,798	52,969	10,977	23,760	46,251
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	187,290	N/A	N/A	170,506	N/A	N/A	121,746	N/A
Reinvested Dividends and Distributions
Class A Shares	33	3	–	97	32	–	82	12	–
Class C Shares	13	5	–	92	17	–	84	14	–
Class D Shares	3,549	–	N/A	5,232	–	N/A	5,412	–	N/A
Class I Shares	37	–	–	62	4	–	42	–	–
Class S Shares	11	–	–	11	–	–	12	3	–
Class T Shares	167	3,390	3,405	420	3,928	3,428	348	3,747	2,848

28 | JUNE 30, 2011

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Growth			Janus Moderate			Janus Conservative
For the fiscal year ended June 30, 2011, the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
(all numbers in thousands)	2011	2010(4)	2009	2011	2010(4)	2009	2011	2010(4)	2009

Shares Repurchased
Class A Shares	(609)	(65)	–	(1,056)	(276)	(25)	(1,160)	(19)	–
Class C Shares	(79)	(108)	–	(962)	(117)	–	(802)	(176)	–
Class D Shares	(43,805)	(16,409)	N/A	(40,738)	(15,002)	N/A	(40,362)	(12,430)	N/A
Class I Shares	(918)	(35)	–	(2,072)	(257)	–	(332)	(7)	–
Class S Shares	(63)	–	–	(184)	–	–	(32)	(80)	–
Class T Shares	(4,666)	(17,302)	(32,674)	(7,251)	(11,993)	(29,732)	(5,782)	(10,511)	(31,902)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(187,290)	N/A	N/A	(170,506)	N/A	N/A	(121,746)	N/A
Net Increase from Capital Share Transactions	8,601	8,320	17,488	48,872	33,083	28,269	46,410	29,867	17,858
Net Increase in Net Assets	47,314	9,871	47,593	79,715	34,225	51,584	62,771	31,339	31,988
Net Assets:
Beginning of period	200,889	191,018	143,425	196,565	162,340	110,756	146,546	115,207	83,219
End of period	$248,203	$200,889	$191,018	$276,280	$196,565	$162,340	$209,317	$146,546	$115,207

Undistributed Net Investment Income*	$900	$765	$2,478	$2,324	$1,437	$2,969	$2,832	$1,733	$2,922

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.

30 | JUNE 30, 2011

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the fiscal
year ended June 30, 2011, the eight-
month fiscal period ended June 30, 2010	Janus Growth			Janus Moderate			Janus Conservative
and the fiscal period ended October 31,	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
2009	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$10.47	$10.35	$9.16	$10.95	$10.80	$9.68	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	.19	.17	.01	.34	.18	.02	.47	.33	.02
Net gain on investments (both realized and unrealized)	2.04	.14	1.18	1.58	.24	1.10	1.10	.20	.93
Total from Investment Operations	2.23	.31	1.19	1.92	.42	1.12	1.57	.53	.95
Less Distributions:
Dividends (from net investment income)*	(.21)	(.19)	–	(.30)	(.27)	–	(.43)	(.37)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–	–
Total Distributions	(.21)	(.19)	–	(.30)	(.27)	–	(.43)	(.37)	–
Net Asset Value, End of Period	$12.49	$10.47	$10.35	$12.57	$10.95	$10.80	$12.38	$11.24	$11.08
Total Return**	21.38%	2.96%	12.99%	17.59%	3.81%	11.57%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$2,768	$628	$149	$5,498	$1,844	$1,145	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$1,640	$343	$99	$3,818	$1,676	$424	$2,950	$710	$41
Ratio of Gross Expenses to Average Net Assets***(6)	0.44%	0.37%	0.50%	0.50%	0.40%	0.48%	0.38%	0.39%	0.45%
Ratio of Net Expenses to Average Net Assets***(6)	0.44%	0.37%	0.47%	0.50%	0.40%	0.44%	0.38%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***	1.61%	0.92%	0.56%	2.88%	1.82%	1.43%	3.79%	2.67%	2.70%
Portfolio Turnover Rate***	26%	20%	23%	15%	17%	19%	12%	18%	21%

Class C Shares

For a share outstanding during the fiscal
year ended June 30, 2011, the eight-
month fiscal period ended June 30, 2010	Janus Growth			Janus Moderate			Janus Conservative
and the fiscal period ended October 31,	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
2009	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$10.40	$10.33	$9.16	$10.88	$10.77	$9.68	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	.16	.13	–	.26	.21	.01	.40	.32	.01
Net gain on investments (both realized and unrealized)	1.96	.13	1.17	1.57	.15	1.08	1.07	.14	.92
Total from Investment Operations	2.12	.26	1.17	1.83	.36	1.09	1.47	.46	.93
Less Distributions:
Dividends (from net investment income)*	(.15)	(.19)	–	(.25)	(.25)	–	(.38)	(.35)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–	–
Total Distributions	(.15)	(.19)	–	(.25)	(.25)	–	(.38)	(.35)	–
Net Asset Value, End of Period	$12.37	$10.40	$10.33	$12.46	$10.88	$10.77	$12.26	$11.17	$11.06
Total Return**	20.39%	2.41%	12.77%	16.86%	3.33%	11.26%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$2,736	$706	$110	$7,572	$2,509	$406	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$1,446	$398	$20	$5,021	$1,469	$113	$4,096	$953	$54
Ratio of Gross Expenses to Average Net Assets***(6)	1.21%	1.13%	1.37%	1.16%	1.16%	1.26%	1.14%	1.14%	1.20%
Ratio of Net Expenses to Average Net Assets***(6)	1.21%	1.13%	1.26%	1.16%	1.16%	1.20%	1.14%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets***	0.51%	0.27%	(0.18)%	1.85%	0.87%	0.71%	2.98%	1.81%	1.87%
Portfolio Turnover Rate***	26%	20%	23%	15%	17%	19%	12%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

32 | JUNE 30, 2011

Class D Shares

For a share outstanding during the fiscal year ended	Janus Growth		Janus Moderate		Janus Conservative
June 30, 2011 and the fiscal period ended June 30,	Allocation Fund(1)		Allocation Fund(2)		Allocation Fund(3)
2010	2011	2010(4)	2011	2010(4)	2011	2010(4)

Net Asset Value, Beginning of Period	$10.49	$10.66	$10.96	$10.98	$11.26	$11.13
Income from Investment Operations:
Net investment income	.21	.03	.34	.06	.48	.10
Net gain/(loss) on investments (both realized and unrealized)	2.05	(.20)	1.62	(.08)	1.12	.03
Total from Investment Operations	2.26	(.17)	1.96	(.02)	1.60	.13
Less Distributions:
Dividends (from net investment income)*	(.21)	–	(.30)	–	(.43)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.21)	–	(.30)	–	(.43)	–
Net Asset Value, End of Period	$12.54	$10.49	$12.62	$10.96	$12.43	$11.26
Total Return**	21.56%	(1.59)%	18.00%	(0.18)%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$227,179	$187,128	$238,030	$180,261	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$214,398	$199,596	$216,280	$184,405	$158,291	$130,396
Ratio of Gross Expenses to Average Net Assets***(5)	0.28%	0.27%	0.25%	0.27%	0.25%	0.24%
Ratio of Net Expenses to Average Net Assets***(5)	0.28%	0.27%	0.25%	0.27%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets***	1.74%	0.71%	2.83%	1.43%	4.07%	2.40%
Portfolio Turnover Rate***	26%	20%	15%	17%	12%	18%

Class I Shares

For a share outstanding during the fiscal
year ended June 30, 2011, the eight-
month fiscal period ended June 30, 2010	Janus Growth			Janus Moderate			Janus Conservative
and the fiscal period ended October 31,	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
2009	2011	2010(6)	2009(7)	2011	2010(6)	2009(7)	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$10.49	$10.37	$9.16	$10.96	$10.80	$9.68	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	.22	.23	–	.34	.26	.05	.43	.43	.02
Net gain on investments (both realized and unrealized)	2.04	.09	1.21	1.61	.17	1.07	1.17	.10	.95
Total from Investment Operations	2.26	.32	1.21	1.95	.43	1.12	1.60	.53	.97
Less Distributions:
Dividends (from net investment income)*	(.22)	(.20)	–	(.31)	(.27)	–	(.44)	(.37)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–	–
Total Distributions	(.22)	(.20)	–	(.31)	(.27)	–	(.44)	(.37)	–
Net Asset Value, End of Period	$12.53	$10.49	$10.37	$12.60	$10.96	$10.80	$12.42	$11.26	$11.10
Total Return**	21.58%	3.03%	13.21%	17.91%	3.96%	11.57%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$2,316	$1,938	$11	$4,510	$1,625	$36	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$2,178	$1,065	$1	$3,130	$757	$29	$1,411	$265	$2
Ratio of Gross Expenses to Average Net Assets***(5)	0.25%	0.14%	0.49%	0.17%	0.16%	0.19%	0.18%	0.15%	0.20%
Ratio of Net Expenses to Average Net Assets***(5)	0.25%	0.13%	0.29%	0.17%	0.16%	0.18%	0.18%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***	1.72%	0.86%	1.04%	2.56%	1.70%	1.72%	3.84%	2.53%	2.98%
Portfolio Turnover Rate***	26%	20%	23%	15%	17%	19%	12%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 33

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the fiscal
year ended June 30, 2011, the eight-
month fiscal period ended June 30, 2010	Janus Growth			Janus Moderate			Janus Conservative
and the fiscal period ended October 31,	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
2009	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$10.45	$10.35	$9.16	$10.91	$10.78	$9.68	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	.21	.15	–	.29	.25	.01	.41	.30	.06
Net gain on investments (both realized and unrealized)	2.00	.14	1.19	1.62	.14	1.09	1.13	.20	.88
Total from Investment Operations	2.21	.29	1.19	1.91	.39	1.10	1.54	.50	.94
Less Distributions:
Dividends (from net investment income)*	(.21)	(.19)	–	(.30)	(.26)	–	(.41)	(.33)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–	–	–
Total Distributions	(.21)	(.19)	–	(.30)	(.26)	–	(.41)	(.33)	–
Net Asset Value, End of Period	$12.45	$10.45	$10.35	$12.52	$10.91	$10.78	$12.37	$11.24	$11.07
Total Return**	21.15%	2.73%	12.99%	17.56%	3.57%	11.36%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$753	$30	$11	$416	$58	$11	$520	$125	$164
Average Net Assets for the Period (in thousands)	$558	$19	$1	$374	$26	$1	$336	$126	$127
Ratio of Gross Expenses to Average Net Assets***(6)	0.67%	0.65%	0.87%	0.64%	0.66%	0.92%	0.62%	0.64%	0.67%
Ratio of Net Expenses to Average Net Assets***(6)	0.67%	0.65%	0.67%	0.64%	0.66%	0.77%	0.62%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***	1.61%	0.68%	0.66%	2.92%	1.35%	1.59%	3.84%	2.47%	2.22%
Portfolio Turnover Rate***	26%	20%	23%	15%	17%	19%	12%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

34 | JUNE 30, 2011

Class T Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eight-month fiscal period ended June 30, 2010 and	Janus Growth Allocation Fund(1)
each fiscal year or period ended October 31	2011	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.48	$10.36	$8.62	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income	.21	.29	.26	.24	.16	.05
Net gain/(loss) on investments (both realized and unrealized)	2.04	.01	1.69	(4.93)	2.62	1.29
Total from Investment Operations	2.25	.30	1.95	(4.69)	2.78	1.34
Less Distributions:
Dividends (from net investment income)*	(.19)	(.18)	(.21)	(.24)	(.13)	–
Distributions (from capital gains)*	–	–	–	(.40)	(.04)	–
Total Distributions	(.19)	(.18)	(.21)	(.64)	(.17)	–
Net Asset Value, End of Period	$12.54	$10.48	$10.36	$8.62	$13.95	$11.34
Total Return**	21.55%	2.86%	23.32%	(35.15)%	24.81%	13.40%
Net Assets, End of Period (in thousands)	$12,451	$10,459	$190,737	$143,425	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$11,585	$96,998	$154,899	$183,091	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(4)	0.35%	0.33%	0.37%	0.25%	0.25%	0.25%
Ratio of Net Expenses to Average Net Assets***(4)	0.35%	0.33%	0.36%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets***	1.62%	1.84%	2.90%	1.95%	1.32%	0.98%
Portfolio Turnover Rate***	26%	20%	23%	55%	19%	28%

Class T Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eight-month fiscal period ended June 30, 2010 and	Janus Moderate Allocation Fund(5)
each fiscal year or period ended October 31	2011	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.95	$10.79	$9.05	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income	.11	.56	.32	.31	.23	.09
Net gain/(loss) on investments (both realized and unrealized)	1.84	(.14)	1.71	(3.64)	1.86	.95
Total from Investment Operations	1.95	.42	2.03	(3.33)	2.09	1.04
Less Distributions:
Dividends (from net investment income)*	(.30)	(.26)	(.29)	(.29)	(.16)	–
Distributions (from capital gains)*	–	–	–	(.28)	(.02)	–
Total Distributions	(.30)	(.26)	(.29)	(.57)	(.18)	–
Net Asset Value, End of Period	$12.60	$10.95	$10.79	$9.05	$12.95	$11.04
Total Return**	17.89%	3.80%	23.19%	(26.77)%	19.16%	10.40%
Net Assets, End of Period (in thousands)	$20,254	$10,268	$160,742	$110,756	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$16,051	$83,813	$124,910	$132,650	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(4)	0.35%	0.30%	0.33%	0.21%	0.21%	0.21%
Ratio of Net Expenses to Average Net Assets***(4)	0.35%	0.30%	0.32%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets***	2.88%	2.63%	3.48%	2.63%	2.24%	1.97%
Portfolio Turnover Rate***	15%	17%	19%	71%	15%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through October 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Formerly named Janus Smart Portfolio - Moderate.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 35

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eight-month fiscal period ended June 30, 2010 and	Janus Conservative Allocation Fund(1)
each fiscal year or period ended October 31	2011	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$11.26	$11.09	$9.52	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income	.26	.72	.38	.33	.26	.13
Net gain/(loss) on investments (both realized and unrealized)	1.32	(.20)	1.52	(2.46)	1.23	.69
Total from Investment Operations	1.58	.52	1.90	(2.13)	1.49	.82
Less Distributions:
Dividends (from net investment income)*	(.42)	(.35)	(.33)	(.29)	(.20)	–
Distributions (from capital gains)*	–	–	–	(.15)	(.02)	–
Total Distributions	(.42)	(.35)	(.33)	(.44)	(.22)	–
Net Asset Value, End of Period	$12.42	$11.26	$11.09	$9.52	$12.09	$10.82
Total Return**	14.15%	4.70%	20.71%	(18.26)%	13.98%	8.20%
Net Assets, End of Period (in thousands)	$16,648	$9,999	$114,544	$83,219	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$12,762	$60,927	$90,262	$88,345	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(4)	0.36%	0.31%	0.31%	0.17%	0.18%	0.18%
Ratio of Net Expenses to Average Net Assets***(4)	0.36%	0.31%	0.30%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets***	3.77%	3.62%	4.14%	3.16%	3.04%	2.78%
Portfolio Turnover Rate***	12%	18%	21%	90%	16%	20%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Smart Portfolio - Conservative.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through October 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

36 | JUNE 30, 2011

Notes to Schedules of Investments

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM (2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

Janus Asset Allocation Funds | 37

Notes to Schedules of Investments (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Growth Allocation Fund(1)
Mutual Funds
Equity Funds	$–	$201,183,072	$–
Fixed-Income Funds	–	47,094,963	–
Total Investments in Securities	$–	$248,278,035	$–

Investments in Securities:
Janus Moderate Allocation Fund(2)
Mutual Funds
Equity Funds	$–	$168,128,832	$–
Fixed-Income Funds	–	108,204,886	–
Total Investments in Securities	$–	$276,333,718	$–

Investments in Securities:
Janus Conservative Allocation Fund(3)
Mutual Funds
Equity Funds	$–	$84,679,787	$–
Fixed-Income Funds	–	124,643,732	–
Total Investments in Securities	$–	$209,323,519	$–

(1)	Formerly named Janus Smart Portfolio – Growth.
(2)	Formerly named Janus Smart Portfolio – Moderate.
(3)	Formerly named Janus Smart Portfolio – Conservative.

38 | JUNE 30, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Growth Allocation Fund (formerly named Janus Smart Portfolio – Growth), Janus Moderate Allocation Fund (formerly named Janus Smart Portfolio – Moderate), and Janus Conservative Allocation Fund (formerly named Janus Smart Portfolio – Conservative) (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2011. The Trust offers forty-one funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Growth Allocation Fund; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Moderate Allocation Fund; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Conservative Allocation Fund. Brief descriptions of each of the underlying funds that the Funds may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

Janus Asset Allocation Funds | 39

Notes to Financial Statements (continued)

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process. The fund may also invest in foreign equity and debt securities.

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. Government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS EMERGING MARKETS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers in emerging market countries. The fund normally invests in securities of issuers that (i) are primarily listed on the trading market of an emerging market country; (ii) are incorporated or have their principal business activities in an emerging market country; or (iii) derive 50% or more of their revenues from, or have 50% or more of their assets in, an emerging market country. The fund generally invests in equity securities, which consist primarily of common stocks, preferred stocks and convertible securities, but may also invest in other types of instruments, such as equity-linked securities.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding

40 | JUNE 30, 2011

the United States. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

JANUS GLOBAL SELECT FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 domestic and foreign common stocks selected for their growth potential and normally investing at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may invest in companies of any size, located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund may also invest in U.S. and foreign debt securities. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign debt securities.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 60-100 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 20% of its net assets, measured at the time of purchase. The fund may also invest in foreign debt securities.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign debt securities.

JANUS PROTECTED SERIES – GROWTH seeks long-term growth of capital and capital preservation. The fund seeks growth of capital to the extent consistent with maintaining protection against significant downside movement of the net asset value (“NAV”) per share of each share class of the fund. Specifically, the portfolio manager manages the fund’s assets in an effort to ensure that the NAV for each share class will not fall below 80% of the highest NAV attained separately by each share class during the life of the fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items (for each share class, the “Protected NAV”). In order to minimize the effect of equity market volatility on the NAV per share for a share class, the fund allocates its portfolio assets between two investment components. Through its first component, the “Equity Component,” the fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. The Equity Component may also consist of derivatives such as options and futures. Through its second component, the “Protection Component,” the fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. Due to equity market conditions and the fund’s overall risk profile, the amount of fund assets allocated to the Protection Component may, at times, be significant. The fund’s allocation between the Equity Component and the Protection Component will vary over

Janus Asset Allocation Funds | 41

Notes to Financial Statements (continued)

time. Up to 100% of assets may be allocated to either component.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation. Small-sized companies are defined by the portfolio managers as those companies whose market capitalization falls within the range of companies in the Russell 2000® Growth Index. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized.

JANUS WORLDWIDE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in foreign equity and debt securities.

PERKINS GLOBAL VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world, including emerging markets. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. The fund may also invest in U.S. and foreign equity and debt securities.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

PERKINS VALUE PLUS INCOME FUND seeks capital appreciation and current income. The fund pursues its investment objective by normally investing 40-60% of its assets in equity securities selected primarily for capital appreciation and investing the remainder in fixed-income securities and cash equivalents. The fund’s equity investments generate total return from a combination of capital appreciation and, to a lesser degree, current income. Such equity investments may include companies of any size, but the fund will invest primarily in large- and mid-sized companies whose stock prices the portfolio managers believe to be undervalued or have the potential for high relative dividend yields, or both. The fund’s fixed-income investments generate total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The fund normally invests the portion of its assets allocated to

42 | JUNE 30, 2011

fixed-income investments in debt securities (including, but not limited to, government bonds, corporate bonds, mortgage-backed securities, and zero-coupon bonds), convertible securities, and short-term securities. The fund invests at least 50% of the fixed-income portion of its assets in investment grade debt securities. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk” bonds, to 50% or less of the fixed-income portion of its net assets.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds, also known as “junk bonds,” to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS GLOBAL BOND FUND seeks total return, consistent with preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, corporate bonds, government bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund invests in securities of issuers located in developed and emerging market countries. The fund may invest across all fixed-income sectors, including U.S. and non-U.S. government securities. The fund’s investments may be denominated in local currency or U.S. dollar-denominated. The fund may invest in debt securities with a range of maturities from short- to long-term. The fund may invest up to 35% of its net assets in high-yield/high-risk debt securities. The fund may also invest in preferred and common stock, money market instruments, municipal bonds, commercial and residential mortgage-backed securities, asset-backed securities, other securitized and structured debt products, private placements, and other investment companies, including exchange-traded funds (“ETFs”).

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds, also known as “junk bonds.” The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS LONG/SHORT FUND seeks long-term capital appreciation with an emphasis on absolute returns. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets, and exchange-traded funds (“ETFs”) that invest primarily in equity

Janus Asset Allocation Funds | 43

Notes to Financial Statements (continued)

securities. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The fund will generally buy long securities that the portfolio managers believe will go up in price and will sell short ETFs and other equity securities the portfolio managers believe will go down in price. The fund may, to a lesser degree, also take long and short positions in instruments that provide additional exposure to the equity markets, including options, futures, and other index-based instruments. The fund’s investments may include holdings across different industries, sectors, and regions.

JANUS REAL RETURN ALLOCATION FUND seeks real return consistent with preservation of capital. Under normal market conditions, the fund seeks to allocate its assets among the following inflation-related investment categories: global inflation-linked securities, commodity-linked investments, emerging market debt, emerging market equity, global real estate, and short-duration debt. Inflation-related investment categories are those which may provide what is known as “real return,” or a rate of return above the rate of inflation over a market cycle. The fund has wide flexibility to allocate assets across categories, and may at times, allocate assets to less than all categories. The fund’s Allocation Committee utilizes a “top down” analysis of macroeconomic factors to determine the overall allocation to each of the fund’s investment categories. Individual portfolio managers generally utilize a “bottom up” approach in choosing investments where the portfolio managers look at companies one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the fund’s investment policies, but may also consider macroeconomic factors.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
A Fund’s NAV is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be

44 | JUNE 30, 2011

subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2011, the Funds did

Janus Asset Allocation Funds | 45

Notes to Financial Statements (continued)

not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used

46 | JUNE 30, 2011

in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements (continued)

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Funds during the fiscal year ended June 30, 2011.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses and therefore an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is

48 | JUNE 30, 2011

supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by an underlying fund including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s or an underlying fund’s investment portfolios and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus

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Notes to Financial Statements (continued)

Long/Short Fund’s agreement with its lender, the NAV per share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Long/Short Fund compared with what it would have been without leverage.

Counterparties
The Funds’ or underlying funds’ transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund or underlying fund. A Fund or underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on each respective Statement of Assets and Liabilities, if applicable.

A Fund or underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s or underlying fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund or underlying fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund or underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major

50 | JUNE 30, 2011

U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as

Janus Asset Allocation Funds | 51

Notes to Financial Statements (continued)

a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The underlying funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The underlying funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the underlying funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the underlying funds to collateralize the loan. If the underlying funds are unable to recover a security on loan, the underlying funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the underlying funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and the underlying funds’ portion of the interest income earned on cash collateral are included on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

52 | JUNE 30, 2011

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. The underlying Janus Long/Short Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Growth Allocation Fund(1)	All Asset Levels	0.05
Janus Moderate Allocation Fund(2)	All Asset Levels	0.05
Janus Conservative Allocation Fund(3)	All Asset Levels	0.05

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ and the

Janus Asset Allocation Funds | 53

Notes to Financial Statements (continued)

underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2011 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Growth Allocation Fund(1)	0.45
Janus Moderate Allocation Fund(2)	0.39
Janus Conservative Allocation Fund(3)	0.40

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the

54 | JUNE 30, 2011

case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2011.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $546,917 was paid by the Trust during the fiscal year ended June 30, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Growth Allocation Fund(1)	$7,026
Janus Moderate Allocation Fund(2)	12,340
Janus Conservative Allocation Fund(3)	17,694

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the fiscal year ended June 30, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Growth Allocation Fund(1)	$333
Janus Moderate Allocation Fund(2)	770
Janus Conservative Allocation Fund(3)	287

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because

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Notes to Financial Statements (continued)

of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended June 30, 2011, the Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/11

Janus Growth Allocation Fund(1)
INTECH Risk-Managed Growth Fund – Class I Shares	614,131	$8,139,745	(110,135)	$(1,476,449)	$(101,932)	$176,832	$23,261,146
INTECH Risk-Managed International Fund – Class I Shares	1,275,051	10,187,655	(2,120)	(16,941)	14	–	10,196,172
INTECH Risk-Managed Value Fund – Class I Shares	478,442	4,567,124	(397,844)	(4,313,318)	(514,818)	325,505	27,089,476
Janus Contrarian Fund – Class I Shares	48,576	712,922	(271,596)	(3,714,805)	118,020	26,591	3,493,940
Janus Flexible Bond Fund – Class I Shares	566,727	5,978,374	(961,929)	(10,123,653)	(15,999)	2,494,060	32,130,758
Janus Fund – Class I Shares	24,652	721,932	(20,274)	(557,241)	5,107	35,601	7,484,050
Janus Global Bond Fund – Class I Shares	891,193	8,998,314	(28,606)	(293,956)	509	101,674	8,919,151
Janus Global Real Estate Fund – Class I Shares	150,492	1,413,336	(61,656)	(533,292)	29,073	127,005	6,900,134
Janus Global Select Fund – Class I Shares	9,035	103,599	(204,718)	(1,840,932)	570,052	43,706	1,281,828
Janus Growth and Income Fund – Class I Shares	10,783	316,056	(392,928)	(12,563,479)	(324,295)	76,481	–
Janus High-Yield Fund – Class I Shares	50,065	452,606	(371,081)	(3,423,819)	(29,212)	291,973	2,013,847
Janus International Equity Fund – Class I Shares	358,203	4,125,720	(984,729)	(11,707,530)	(481,006)	345,499	36,008,544
Janus Overseas Fund – Class I Shares	148,219	7,483,860	(98,120)	(4,869,693)	(250,593)	57,412	23,060,141
Janus Research Fund – Class I Shares	41,484	1,228,044	(59,640)	(1,616,471)	74,404	84,158	13,494,236
Janus Short-Term Bond Fund – Class I Shares	1,335,887	4,116,614	(31,290)	(96,739)	(105)	18,583	4,031,207
Janus Triton Fund – Class I Shares	90,628	1,503,112	(24,221)	(371,479)	3,438	45,557	4,027,937
Janus Twenty Fund – Class D Shares	17,042	1,117,851	(16,634)	(1,052,352)	(13,448)	40,925	12,262,715
Perkins Large Cap Value Fund – Class I Shares	495,884	6,875,724	(121,173)	(1,618,579)	(22,353)	310,485	22,621,586
Perkins Mid Cap Value Fund – Class I Shares	21,825	498,899	(17,323)	(367,538)	7,365	41,344	5,095,970
Perkins Small Cap Value Fund – Class I Shares	24,309	590,470	(16,137)	(365,355)	9,553	21,459	4,905,197

		$69,131,957		$(60,923,621)	$(936,226)	$4,664,850	$248,278,035

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/11

Janus Moderate Allocation Fund(2)
INTECH Risk-Managed Growth Fund – Class I Shares	481,464	$6,211,165	(46,825)	$(610,727)	$(16,398)	$151,403	$18,370,267
INTECH Risk-Managed International Fund – Class I Shares	845,857	6,758,399	(409)	(3,268)	–	–	6,772,037
INTECH Risk-Managed Value Fund – Class I Shares	761,586	7,170,709	(100,152)	(989,098)	(60,190)	315,195	29,321,744
Janus Flexible Bond Fund – Class I Shares	2,683,312	28,425,070	(300,832)	(3,264,109)	(57,836)	5,507,148	93,091,200
Janus Fund – Class I Shares	52,342	1,498,010	(51,289)	(1,360,255)	151,561	38,712	7,101,841
Janus Global Real Estate Fund – Class I Shares	120,687	1,130,386	(20,527)	(191,178)	(2,927)	97,476	5,020,117
Janus Global Select Fund – Class I Shares	28,578	323,696	(193,713)	(1,696,613)	585,902	55,986	2,350,360
Janus Growth and Income Fund – Class I Shares	39,355	1,149,479	(366,705)	(10,749,564)	734,898	76,950	637,440
Janus High-Yield Fund – Class I Shares	74,433	672,444	(295,031)	(2,502,811)	201,225	246,369	1,858,444
Janus International Equity Fund – Class I Shares	578,764	6,575,986	(321,801)	(3,841,801)	(139,203)	213,125	26,781,415
Janus Overseas Fund – Class I Shares	95,845	4,778,138	(119,486)	(5,829,075)	(185,788)	57,079	17,266,264
Janus Research Fund – Class I Shares	92,703	2,663,885	(21,894)	(640,825)	(20,704)	81,612	14,259,325
Janus Short-Term Bond Fund – Class I Shares	1,829,644	5,643,898	(135,009)	(420,083)	(2,526)	308,474	13,255,242
Janus Triton Fund – Class I Shares	104,577	1,700,324	(11,856)	(192,577)	(4,105)	67,414	5,128,111
Janus Twenty Fund – Class D Shares	16,259	1,050,579	(3,022)	(201,101)	(13,237)	17,670	5,567,482
Perkins Large Cap Value Fund – Class I Shares	643,147	8,836,396	(55,441)	(767,114)	(28,309)	292,757	22,549,104
Perkins Small Cap Value Fund – Class I Shares	70,568	1,680,175	(66,785)	(1,411,190)	250,348	35,660	7,003,325

		$86,268,739		$(34,671,389)	$1,392,711	$7,563,030	$276,333,718

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/11

Janus Conservative Allocation Fund(3)
INTECH Risk-Managed Growth Fund – Class I Shares	240,258	$3,061,726	(27,492)	$(382,749)	$(27,523)	$118,049	$12,582,778
INTECH Risk-Managed International Fund – Class I Shares	285,622	2,282,122	–	–	–	–	2,287,830
INTECH Risk-Managed Value Fund – Class I Shares	550,353	5,189,484	(52,759)	(579,497)	(78,539)	180,458	17,962,290
Janus Contrarian Fund – Class I Shares	161	2,333	(39,551)	(431,825)	132,567	2,333	8,318
Janus Flexible Bond Fund – Class I Shares	3,439,085	36,376,382	(317,796)	(3,466,219)	(86,842)	6,247,656	109,739,153

56 | JUNE 30, 2011

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/11

Janus Fund – Class I Shares	43,331	1,240,110	(4,447)	(127,669)	1,238	15,100	3,863,188
Janus Global Real Estate Fund – Class I Shares	53,637	498,710	(6,830)	(63,094)	1,432	36,205	1,955,772
Janus Global Select Fund – Class I Shares	20,571	223,163	(255,882)	(1,914,349)	1,147,527	41,808	421,583
Janus Growth and Income Fund – Class I Shares	20,920	590,369	(190,714)	(5,006,528)	866,363	43,484	1,065,779
Janus High-Yield Fund – Class I Shares	105,255	946,518	(508,040)	(3,943,858)	714,123	304,416	1,025,524
Janus International Equity Fund – Class I Shares	253,922	2,866,751	(140,787)	(1,670,198)	(43,064)	93,790	11,794,146
Janus Overseas Fund – Class I Shares	34,726	1,715,626	(3,229)	(159,118)	2,030	11,536	5,231,223
Janus Research Fund – Class I Shares	66,507	1,895,046	(8,843)	(259,857)	(2,054)	45,025	8,383,914
Janus Short-Term Bond Fund – Class I Shares	1,769,453	5,455,694	(130,534)	(407,316)	(3,455)	336,829	13,879,055
Janus Triton Fund – Class I Shares	84,878	1,374,314	(7,855)	(129,430)	(171)	49,303	3,907,226
Perkins Large Cap Value Fund – Class I Shares	353,260	4,803,721	(29,620)	(395,051)	7,417	183,641	13,480,545
Perkins Small Cap Value Fund – Class I Shares	33,272	795,756	(2,677)	(63,777)	700	5,368	1,735,195

		$69,317,825		$(19,000,535)	$2,631,749	$7,715,001	$209,323,519

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended June 30, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/10	Purchases	Purchases	Redemptions	Redemption	6/30/11

Janus Growth Allocation Fund(1) - Class A Shares	$1,000	$–	–	$1,000	6/29/2011	$–
Janus Growth Allocation Fund(1) - Class C Shares	1,000	–	–	1,000	6/29/2011	–
Janus Growth Allocation Fund(1) - Class I Shares	11,000	–	–	11,000	6/29/2011	–
Janus Growth Allocation Fund(1) - Class S Shares	11,000	–	–	11,000	6/29/2011	–
Janus Moderate Allocation Fund(2) - Class A Shares	1,000	–	–	1,000	6/29/2011	–
Janus Moderate Allocation Fund(2) - Class C Shares	1,000	–	–	1,000	6/29/2011	–
Janus Moderate Allocation Fund(2) - Class I Shares	1,000	–	–	1,000	6/29/2011	–
Janus Moderate Allocation Fund(2) - Class S Shares	11,000	–	–	11,000	6/29/2011	–
Janus Conservative Allocation Fund(3) - Class A Shares	1,000	–	–	1,000	6/29/2011	–
Janus Conservative Allocation Fund(3) - Class C Shares	1,000	–	–	1,000	6/29/2011	–
Janus Conservative Allocation Fund(3) - Class I Shares	6,000	–	–	6,000	6/29/2011	–
Janus Conservative Allocation Fund(3) - Class S Shares	1,000	–	–	1,000	6/29/2011	–

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Growth Allocation Fund(1)	$906,231	$–	$(15,130,640)	$–	$(6,239)	$32,052,781
Janus Moderate Allocation Fund(2)	2,331,588	–	(5,184,900)	–	(6,944)	29,222,211
Janus Conservative Allocation Fund(3)	2,836,964	–	(1,288,854)	–	(5,258)	16,114,827

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Asset Allocation Funds | 57

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2011

					Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	June 30, 2019	Capital Losses

Janus Growth Allocation Fund(1)	$(3,343,688)	$(5,645,021)	$(5,995,828)	$(146,103)	$(15,130,640)
Janus Moderate Allocation Fund(2)	–	(1,023,048)	(4,161,852)	–	(5,184,900)
Janus Conservative Allocation Fund(3)	–	–	(1,288,854)	–	(1,288,854)

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

During the fiscal year ended June 30, 2011, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Moderate Allocation Fund(1)	$2,091,484
Janus Conservative Allocation Fund(2)	3,008,910

(1)	Formerly named Janus Smart Portfolio-Moderate.
(2)	Formerly named Janus Smart Portfolio-Conservative.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Growth Allocation Fund(1)	$216,225,254	$32,052,781	$–
Janus Moderate Allocation Fund(2)	247,111,507	29,222,211	–
Janus Conservative Allocation Fund(3)	193,208,692	16,114,827	–

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

58 | JUNE 30, 2011

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Growth Allocation Fund(1)	$3,853,993	$–	$–	$–
Janus Moderate Allocation Fund(2)	5,991,773	–	–	–
Janus Conservative Allocation Fund(3)	6,119,373	–	–	–

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

For the eight-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Growth Allocation Fund(1)	$3,429,327	$–	$–	$–
Janus Moderate Allocation Fund(2)	4,009,936	–	–	–
Janus Conservative Allocation Fund(3)	3,836,527	–	–	–

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

Janus Asset Allocation Funds | 59

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended June 30, 2011,
the eight-month fiscal period ended June 30, 2010,
and each fiscal year or period ended October 31

	Janus Growth	Janus Moderate	Janus Conservative
	Allocation Fund(1)	Allocation Fund(2)	Allocation Fund(3)

Class A Shares
2011	0.44%	0.50%	0.38%
2010(4)	0.39%	0.40%	0.39%
2009(5)	0.50%	0.48%	0.45%

Class C Shares
2011	1.21%	1.16%	1.14%
2010(4)	1.14%	1.16%	1.14%
2009(5)	1.37%	1.26%	1.20%

Class D Shares
2011	0.28%	0.25%	0.25%
2010(6)	0.27%	0.27%	0.24%

Class I Shares
2011	0.25%	0.17%	0.18%
2010(4)	0.14%	0.16%	0.15%
2009(5)	0.49%	0.19%	0.20%

Class S Shares
2011	0.67%	0.64%	0.62%
2010(4)	0.65%	0.66%	0.64%
2009(5)	0.91%	0.92%	0.67%

Class T Shares
2011	0.35%	0.35%	0.36%
2010(4)	0.33%	0.30%	0.31%
2009	0.37%	0.33%	0.33%
2008	0.26%	0.24%	0.25%
2007	0.28%	0.27%	0.36%
2006(7)	0.39%	0.42%	0.69%

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from February 16, 2010 (inception date) through June 30, 2010.
(7)	Period from December 30, 2005 (inception date) through October 31, 2006.

60 | JUNE 30, 2011

7.	Capital Share Transactions

For the fiscal year ended June 30, 2011,
the eight-month fiscal period ended June 30, 2010	Janus Growth			Janus Moderate			Janus Conservative
and the fiscal year ended October 31, 2009	Allocation Fund(1)			Allocation Fund(2)			Allocation Fund(3)
(all numbers are in thousands)	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)

Transactions in Fund Shares – Class A Shares:
Shares sold	209	52	14	346	83	108	372	84	21
Reinvested dividends and distributions	3	–	–	8	3	–	7	1	–
Shares repurchased	(50)	(6)	–	(85)	(24)	(2)	(95)	(2)	–
Net Increase/(Decrease) in Fund Shares	162	46	14	269	62	106	284	83	21
Shares Outstanding, Beginning of Period	60	14	–	168	106	–	104	21	–
Shares Outstanding, End of Period	222	60	14	437	168	106	388	104	21
Transactions in Fund Shares – Class C Shares:
Shares sold	158	67	11	448	202	38	548	139	23
Reinvested dividends and distributions	1	–	–	8	1	–	7	1	–
Shares repurchased	(6)	(10)	–	(79)	(10)	–	(66)	(15)	–
Net Increase/(Decrease) in Fund Shares	153	57	11	377	193	38	489	125	23
Shares Outstanding, Beginning of Period	68	11	–	231	38	–	148	23	–
Shares Outstanding, End of Period	221	68	11	608	231	38	637	148	23
Transactions in Fund Shares – Class D Shares:
Shares sold	3,623	1,743(6)	N/A	5,326	2,235(6)	N/A	5,302	1,950(6)	N/A
Shares issued in connection with restructuring (Note 9)	N/A	17,576(6)	N/A	N/A	15,531(6)	N/A	N/A	10,943(6)	N/A
Reinvested dividends and distributions	291	– (6)	N/A	428	– (6)	N/A	452	– (6)	N/A
Shares repurchased	(3,643)	(1,479)(6)	N/A	(3,333)	(1,320)(6)	N/A	(3,320)	(1,081)(6)	N/A
Net Increase/(Decrease) in Fund Shares	271	17,840(6)	N/A	2,421	16,446(6)	N/A	2,434	11,812(6)	N/A
Shares Outstanding, Beginning of Period	17,840	–	N/A	16,446	–	N/A	11,812	–	N/A
Shares Outstanding, End of Period	18,111	17,840	N/A	18,867	16,446	N/A	14,246	11,812	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	73	187	1	373	167	3	177	48	1
Reinvested dividends and distributions	3	–	–	5	–	–	4	–	–
Shares repurchased	(76)	(3)	–	(168)	(22)	–	(27)	(1)	–
Net Increase/(Decrease) in Fund Shares	–	184	1	210	145	3	154	47	1
Shares Outstanding, Beginning of Period	185	1	–	148	3	–	48	1	–
Shares Outstanding, End of Period	185	185	1	358	148	3	202	48	1
Transactions in Fund Shares – Class S Shares:
Shares sold	61	2	1	42	4	1	33	3	15
Reinvested dividends and distributions	1	–	–	1	–	–	1	–	–
Shares repurchased	(5)	–	–	(15)	–	–	(3)	(7)	–
Net Increase/(Decrease) in Fund Shares	57	2	1	28	4	1	31	(4)	15
Shares Outstanding, Beginning of Period	3	1	–	5	1	–	11	15	–
Shares Outstanding, End of Period	60	3	1	33	5	1	42	11	15
Transactions in Fund Shares – Class T Shares:
Shares sold	370	1,451	5,156	1,230	2,294	5,504	899	2,094	4,547
Shares reorganized in connection with restructuring (Note 9)	N/A	(17,576)	N/A	N/A	(15,531)	N/A	N/A	(10,943)	N/A
Reinvested dividends and distributions	14	309	428	34	351	399	29	333	308
Shares repurchased	(389)	(1,594)	(3,807)	(595)	(1,071)	(3,242)	(475)	(928)	(3,265)
Net Increase/(Decrease) in Fund Shares	(5)	(17,410)	1,777	669	(13,957)	2,661	453	(9,444)	1,590
Shares Outstanding, Beginning of Period	998	18,408	16,631	938	14,895	12,234	888	10,332	8,742
Shares Outstanding, End of Period	993	998	18,408	1,607	938	14,895	1,341	888	10,332

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(6)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through June 30, 2010.

Janus Asset Allocation Funds | 61

Notes to Financial Statements (continued)

8.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Growth Allocation Fund(1)	$69,131,956	$59,988,295	$–	$–
Janus Moderate Allocation Fund(2)	86,268,741	36,078,888	–	–
Janus Conservative Allocation Fund(3)	69,317,824	21,640,691	–	–

(1)	Formerly named Janus Smart Portfolio-Growth.
(2)	Formerly named Janus Smart Portfolio-Moderate.
(3)	Formerly named Janus Smart Portfolio-Conservative.

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

11.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

12.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Funds that it incurs for providing administration services to the Funds (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

62 | JUNE 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth Allocation Fund, Janus Moderate Allocation Fund and Janus Conservative Allocation Fund (three of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2011 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2011

Janus Asset Allocation Funds | 63

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

64 | JUNE 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal period ended June 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the types of securities held in each Fund on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Janus Asset Allocation Funds | 65

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, changes in the target allocation and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

66 | JUNE 30, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended June 30, 2011:

Dividends Received Deduction Percentage

Fund

Janus Growth Allocation Fund(1)	100%
Janus Moderate Allocation Fund(2)	39%
Janus Conservative Allocation Fund(3)	18%

Qualified Dividend Income

Fund

Janus Growth Allocation Fund(1)	100%
Janus Moderate Allocation Fund(2)	51%
Janus Conservative Allocation Fund(3)	23%

(1)	Formerly named Janus Smart Portfolio - Growth.
(2)	Formerly named Janus Smart Portfolio - Moderate.
(3)	Formerly named Janus Smart Portfolio - Conservative.

Janus Asset Allocation Funds | 67

Trustees and Officers (unaudited)

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the may also be officers and/or directors of Janus Capital. officers receive no compensation from the , except for the Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	51	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General Partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	51	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

68 | JUNE 30, 2011

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	51	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of Remedy Temp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	51	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	51*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	51	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (“JCF“), an offshore product, consisting of 20 funds. Including JCF and the 51 funds comprising the Janus funds, Mr. Mullen oversees 71 funds.

Janus Asset Allocation Funds | 69

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	51	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

70 | JUNE 30, 2011

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel G. Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Conservative Allocation Fund, Janus Growth Allocation Fund, Janus Moderate Allocation Fund	12/05-Present	Senior Vice President and Chief Risk Officer of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006).

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Asset Allocation Funds | 71

Notes

72 | JUNE 30, 2011

Notes

Janus Asset Allocation Funds | 73

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-106	125-02-93005 08-11

ANNUAL REPORT

June 30, 2011

Janus Fixed Income & Money Market Funds

Fixed Income
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Government Money Market Fund
Janus Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income & Money Market Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for investing with Janus. It has been a challenging time for investors as a variety of macro issues have flared up, including softening economic data, Europe’s sovereign debt crisis and the battle in Washington over raising the debt ceiling. These are real risks, in our view, and we’re less bullish than we were at the start of 2011. Nonetheless, we continue to see encouraging fundamentals in many of the companies we follow. Valuations for equities look attractive to us, and we’re still bullish on corporate bonds.

The economy has clearly softened in recent months, both domestically and globally. The question now is whether this is a temporary soft patch or a retreat into recession. At the core, we think it’s a soft patch. Companies we follow have generally been reporting strong results and engaging in activities – such as increasing dividends – that coincide with a steady, if modest, rebound in confidence. It’s important to note that some economic slowing is natural after a period of rapid acceleration. Political risk in the U.S. and Europe remains a wild card. Europe’s debt crisis may recede near-term, but the longer-term structural issues have not been resolved and are likely to keep financial markets edgy. In the U.S., we think the high stakes, partisan nature of the federal debt limit battle means the ultimate deal will probably be a stopgap measure. This may only lead to more uncertainty, and the issue is likely to plague the markets through the 2012 election season.

Equities: Healthy Fundamentals

Stocks have been volatile in recent months, often trading around macro concerns. At the corporate level, however, we’re seeing solid fundamentals. Profits for the S&P 500 Index are forecast to be 18% higher this year than in 2010. Even assuming no growth in earnings, valuations look reasonable to us: the S&P 500 is trading around 13 times 1-year forward estimated earnings, well below its average for the last decade. We’re seeing compelling opportunities in several sectors, including health care, consumer and technology. We also think large-cap stocks look particularly attractive. Valuations appear historically low. Growth has been reasonably good, and many of these companies have strong non-U.S. growth opportunities. When the cycle turns toward large caps, we think they’ll outperform for years.

Fixed Income: Building Dry Powder

The consensus around fixed income has been dead wrong this year. Virtually everyone expected higher rates, yet yields on 10-year Treasuries have moved below where they were at the start of 2011. The market seems to have realized that the economy is slowing and that deleveraging in the global economy is going to be a drag on growth – holding rates down longer than expected.

From a positioning standpoint, we have been buying U.S. Treasuries in an attempt to hedge against market volatility and uncertainty. We’re still very bullish on credit. Still, we have been taking some profits and focusing more on protecting the downside. We also want to put the portfolios in a position to take advantage of market volatility. It’s always nice to be in a position to buy when others are selling.

Outlook: Maintaining Balance in a Volatile Environment

With the economy uncertain, we expect volatility to persist for some time. When 10- and 30-year Treasuries move up and down one or two points each day, it tells us that the market doesn’t have a lot of conviction in outcomes. The volatility in stocks, meanwhile, suggests a lack of confidence in growth estimates, despite healthy fundamentals at many companies. In this kind of market, we think there’s no sense in trying to be a hero. We thus continue to focus on downside risk while looking for attractive long-term opportunities and growth. Maintaining a balanced portfolio, while staying active and focusing on

Janus Fixed Income & Money Market Funds | 1

Continued

the fundamentals, we think, remains the best way to achieve attractive long-term results for our shareholders.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Investing involves market risk. Investment return and fund share value will fluctuate and it is possible to lose money by investing.

The opinions are those of the authors as of June 30, 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Past performance is no guarantee of future results.

2 | JUNE 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares of the Fixed Income Funds only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares of certain Fixed Income Funds only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares of certain Fixed Income Funds only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fixed Income Fund’s total annual fund operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

Janus Fixed Income & Money Market Funds | 3

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2011

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up process also drives decision-making at a macro level, enabling us to make informed decisions around allocations to all sectors within the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the one-year period ended June 30, 2011, Janus Flexible Bond Fund’s Class T Shares returned 5.47% compared to a 3.90% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (“the Agg”).

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above, the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the Fund.

Our in-house research plays a crucial role in the management of the Fund. We believe a key strength is our integrated research model, which harnesses the resources of our 17 fixed income and 38 equity analysts (includes co-portfolio managers).

Market Environment

Interest rate volatility became a central theme for investors over the past twelve months. Over the period, investor expectations were met with near-opposite outcomes as markets reacted to new information, frustrating the forecasts of economists across the globe. Although the 10-year U.S. Treasury yield ended the period slightly above where it began at 2.93%, its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the 10-year U.S. Treasury steadily fell to a low of 2.39% on October 7 as investors fretted about a double-dip recession scenario, deflationary risks and potential repercussions as governments around the globe pondered the completion of various stimulus spending programs. Indications of more sustainable, consumer-driven economic recovery moving into year-end pushed rates

Janus Fixed Income & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

sharply up, climbing to a 10-year U.S. Treasury high of 3.74% on February 8 as investors were drawn to riskier assets based on these stronger growth signals and fears of rising rates pushed investors to more defensive positioning. The trend reversed course in the following weeks as a flight to safety resulted due to the political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, after which point they began a gradual decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June resulted in a significant U.S. Treasury rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior. The consensus view that rates were headed higher was challenged throughout the period.

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic periods of investor unrest. This tightening trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence waned early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening of credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. While none of these issues have been truly resolved, investors should anticipate continued volatility driven principally by political and headline risk. The excessive imbalances in the world continue to present uncertain and challenging environments for investors.

Fund Comments

Overall, the Fund’s U.S. Treasury holdings remained underweight in both allocation and duration contribution relative to the Index for most of the period. Consistent with our process of closely monitoring company fundamentals to drive our investment decisions, we periodically attempted to reduce portfolio risk and slightly increased U.S. Treasury exposure in an effort to shield against undesirable outcomes. We executed on this strategy in late summer/early fall 2010, in February 2011 as well as during the most recent quarter. In our opinion the Fund’s strategic allocation to U.S. Treasuries plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address rising risk and uncertain markets. However, in light of the uncertainty related to the U.S. government’s fiscal challenges, we continue to monitor how this dynamic might change moving ahead.

Despite the occasional defensive shift, our fundamental bullish positioning toward credit remained in place, with period-end allocations largely in line to where they were last July. We maintained significant overweighting to corporate credit and zero exposure to U.S. government agencies throughout the year. We have long argued that the financial crisis has resulted in major structural changes to the fixed income market. In essence, three of the four core bond sectors in the Agg have converged, with U.S. government agencies, agency mortgages and U.S. Treasuries all now representing one large U.S. government sector. With over 75% of the Index now exhibiting U.S. Treasury-like characteristics, the overall bond market has become much more susceptible to interest rate volatility. We believe that corporate credit remains the primary nongovernment alternative, offering the best risk-adjusted returns. We also believe that our focus on security selection in this market segment represents the most effective way to capture alpha and manage long-term risk. This approach continued to reward shareholders as the Fund once again outperformed its benchmark and peer group during the period, principally through strong corporate credit security selection.

Corporate credit represented 68% of holdings at period end, modestly lower from the beginning of the period as we opportunistically realized gains and lowered the Fund’s risk profile. We remained bullish on this segment from both relative value and fundamental perspectives, but continued to selectively rotate from early stage sectors such as steel, chemicals and retail, incrementally emphasizing financials and later-cycle industries such as media and lodging. We also took advantage of widening credit spreads during periods of risk aversion to swap certain bond positions within different maturities from the same issuer, in some cases scaling back duration while maintaining company exposure.

We maintained a small weighting in bank loans, an asset class that experienced significant demand as investors looked for ways to reduce portfolio interest rate sensitivity. Our sense is that the flight to this sector was driven mostly by interest rate views over relative value as we favored short duration high yield over bank loans. Bank loans offer a variable rate that can be attractive in rising interest rate environments, but an increasing number of

6 | JUNE 30, 2011

(unaudited)

loans are being issued without maintenance covenants, indicating some erosion in bondholder protection. Both investors and issuers in the bank loan market are beginning to demonstrate behavior that reminds us of 2007, increasing our sense of concern for the sector.

We have favored real estate investment trusts (REIT) over commercial mortgage-backed securities (CMBS) in recent periods. During this period, we scaled back some REIT positions as they reached target valuations while at the same time identifying attractive entry points in CMBS in early 2011. Particularly appealing were some of the highest collateralized tranches, as well as select five- to 10-year AAA-rated securities. We initiated select positions in this area, focusing on lower-beta (less volatile), highly liquid names.

Another notable change was the addition of select agency mortgage-backed securities (MBS) to the Fund, an area we had previously avoided since the third quarter of 2009. When the U.S. government placed Fannie Mae and Freddie Mac into conservatorship, mortgage spreads tightened significantly relative to U.S. Treasuries, offering limited potential for outperformance. Moreover, duration extension risk within the group was largely unquantifiable with the dynamics unfolding in the housing market. In the current environment, both factors have eased somewhat with spread widening, and duration extensions presenting new opportunities. We believe valuations have become more compelling on a risk/reward basis. Consequently, near period end we initiated several small MBS positions. It is important to note, this positioning into mortgages was not a broad macroeconomic decision. Consistent with our investment process, each individual security underwent in-depth fundamental analysis, and only those mortgage bonds we believed compared favorably to select credit positions were implemented into the portfolio. Our focus has been on small-balance mortgages with low loan-to-value ratios, as these types of securities have historically exhibited both lower prepayment and limited negative convexity risk, important considerations should interest rates begin to rise in earnest.

Contributors to Performance

Reckson Operating Partnership, a New York City focused office property REIT owned by SL Green Realty, was a positive contributor to performance. We like the company’s portfolio of high quality mid-town Manhattan Class A and B office assets with long lease durations, in addition to employing one of the best leasing teams in the city. We continue to have a positive view on the fundamental backdrop of the New York City office market, and expect a continued firm leasing and property valuation environment in the second half of 2011.

GE Capital was another top contributor. We like the company’s focus on mid-market commercial lending as this represents one of the first areas of loan growth in a recovering economic environment. The company has been actively paying down debt in an effort to improve capital levels and shrink the company to approximately 30% of its parent company’s revenues. We believe GE Capital’s profitability can continue to improve by reducing in size and allowing the benefits of a strong industrial parent such as General Electric to lower their cost of capital.

CenturyLink, already an investment grade company, merged with Qwest Communications, creating the third-largest telecommunications company in the U.S. CenturyLink’s management team has made significant progress in improving the fundamentals of their business and has been pursuing a balance sheet strategy to support their investment grade rating by retiring lower-rated debt at the Qwest part of the capital structure. We anticipate CenturyLink will achieve greater synergies from the Qwest merger than the market anticipates.

Detractors from Performance

We initially were attracted to Regions Financial Corp, a provider of commercial, retail and mortgage banking services, given its improving credit performance, government support and new management team. The market became disappointed with Regions’ slower-than-expected pace of recovery and management surprised the street by terminating the firm’s risk management leadership without notice. We subsequently exited the position.

Holding the number one position in U.S. deposits and a large bank branch network, Bank of America is transitioning from being a serial acquirer to focusing on optimizing their existing business lines. As the U.S.’s largest originator and servicer of mortgages, Bank of America’s asset recovery tends to be more sensitive to U.S. real estate and employment improvements. The company continues to improve its capital structure, running off term-debt at a $40-55 billion per year pace and we expect the deleveraging to continue for the next few years. Depending on one’s perspective, Bank of America’s sensitivity to headline risk particularly of the mortgage or regulatory variety can provide attractive opportunities but also periodic volatility. It is also worth noting that the bank has been making progress in reducing the mortgage risk within their business.

Janus Fixed Income & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

Arcelor Mittal, the world’s largest steel maker is an example of an early economic cycle name that we started to rotate out of given our view that demand for steel and thus steel prices would fall and because our original debt pay-down thesis had played out. Steel prices rose in the third quarter of 2010, which helped to boost Arcelor’s performance. Downsizing the position coupled with our focus on the short-end of the curve held back the relative performance of our position.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

The bond climate continually defied consensus expectations throughout the past year. Prognosticators shifted between fears of a double-dip recession to more recently anticipating higher interest rates and inflation driven by accelerating economic growth. To date, the reverse has proven to be true and has more recently resulted in a general lack of investor confidence in two key areas. The first is the disappointing global economic signals that continue to emerge. From regional surveys in the U.S. to confidence levels in Europe and a challenging economic environment in Japan, the global economic data has turned modestly weaker. The real question is whether this recent information represents a temporary soft patch or the early signs of retreat back into recession. We think the former is more probable based on information we are receiving from our bottom-up fundamental company research. Given the positive data velocity at the end of 2010 and early 2011, it seems logical that the economy could pause a bit, and our core belief is that growth recovery will resume in the third and fourth quarters, though at a lower trajectory than previous GDP forecasts. We will continue to monitor developments closely and may revise our opinion as our ongoing discussions at the company level continue to provide real-time information on the state of the economy.

Looking ahead, we believe the most crucial factor to U.S. economic expansion will be an acceleration in employment and wages in the economy, making the next several nonfarm payroll reports and regional employment surveys extremely important. We also continue to focus intently on the global growth engine of China, where monetary tightening seems to be in the later stages. Our expectation is that growth in the region will moderate yet remain solid, but we are closely monitoring Chinese equity markets for indications of domestic confidence. Recent reports on delinquent credits within the country’s banking system and recent claims of fraudulent corporate policies and malfeasance are garnering considerable attention.

On the U.S. inflation front, the Federal Reserve (“the Fed”) appears to have been able to circumvent this risk of deflation while keeping inflation fears at bay for the moment, explaining the recent pricing pressures as being transitory in nature. Still, the ramifications of recent higher raw materials may take up to another 12 months to work through the system down to consumers. In addition, rising Owners’ Equivalent Rent will likely start to feed into the core CPI rates going forward. This is an area we are monitoring closely. While growth is slowing and inflation fears are moderating, the odds of an additional round of quantitative easing or QE3 seem remote. The negative speculation surrounding the wind down of the Fed’s most recent round of quantitative easing (QE2) has added considerable, and in our view, unnecessary noise to an already stressed marketplace.

The second and probably greater area making markets nervous is the risk ensuing from escalating concerns around U.S. and European government debt. In the U.S., Washington’s partisan budget battles have taken center stage and will probably intensify into the upcoming election cycle. Growing deficits and rising levels of absolute debt have raised questions around Washington’s lack of fiscal responsibility. As we quickly approach the U.S. debt ceiling, the pressure will likely move to ceiling expansions and deficit reduction targets, with Congress and the White House trying to find a common ground. From an economic standpoint, a lasting resolution could be a drag on growth, though it remains to be seen whether Congress will more fully embrace tax policy or austerity measures as the most workable fiscal salve. Long term, we think the federal debt burden is one of the most significant risk factors for markets. While we are optimistic that the U.S. will eventually get its financial house in order, the debate on how best to unwind this mess is likely to keep markets on edge until some sort of resolution is reached.

This is an appropriate point in our letter to interject an out-of-period but highly relevant comment regarding recent actions of the rating agencies Standard & Poor’s and Moody’s. After markets closed on July 13, 2011, Moody’s announced that it had put the U.S. under review for a credit rating downgrade. This followed a similar move by Standard & Poor’s in April, which lowered its U.S. credit rating outlook to negative from stable. Clearly, the ratings agencies were losing patience with Washington as the clock ticked on the deadline to raise the debt limit and politicians appeared deadlocked on a deal, raising the prospect of a “huge calamity,” as Fed Chairman Ben

8 | JUNE 30, 2011

(unaudited)

Bernanke put it, should the U.S. default. To put this in perspective, roughly 72% of the U.S. bond market, as represented by the Agg, was at risk of being downgraded. Despite the increasingly rancorous tone in Washington, a deal was reached before the August 2 deadline to raise the debt limit, thus averting a default. Unfortunately, the high-stakes, partisan nature of this battle resulted in what is probably best characterized as a stopgap solution. The inevitable resurgence of the issue is likely to plague the markets through the 2012 election season and may lead to more volatility and uncertainty.

The debt situation in Europe is also elevating overall market anxiousness. It is difficult to analyze exactly how the European Central Bank’s and International Monetary Fund’s approaches to the financial woes of countries such as Greece, Spain and Italy will play out long term. Short term it appears they are just kicking the can down the road, as well as creating greater political debate (and by extension uncertainty) in financially strong countries such as Germany and France. Ultimately, the debt of fiscally unstable sovereignties needs to be restructured in a way that allows for economic independence from other euro-zone countries, and we expect to see higher risk premiums throughout the region until that occurs.

Against this landscape, we think interest rate risk continues to pose a considerably larger threat to bond investors compared to default risk from our prudently selected credits. Unfortunately, the much-publicized debt problems of nations around the world are amplifying volatility across broader bond markets and causing substantial headline risk, which would be easier to discount if growth indicators were stronger. Hence, we think a modestly cautious portfolio stance is justified in what is likely to remain an uncertain and volatile market climate. We also stand ready to take advantage of opportunities offered in market downdrafts in the form of attractive corporate credit valuations. It seems inevitable that fundamentals remain chief driver of market performance despite periods of uncertainty, and we believe that securities purchased as the current turmoil ebbs will help position the Fund to continue to deliver the strongest risk-adjusted return potential over the long term.

On behalf of each member of our investment team, thank you for your investment in the Janus Flexible Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

Alpha is a measure of the return for asset specific (or residual) risk. An alpha of 1.0 means the portfolio outperformed the market by 1.0%. A positive (negative) alpha indicates that a portfolio was positively (negatively) rewarded for the residual risk taken for a given level of market exposure.

Beta is a measurement of a portfolio’s trailing since-inception returns in relation to the overall market (or appropriate market index). Beta of 1 means share price will typically move with the market; Beta more than 1 means share price will typically be more volatile than the market; Beta less than 1 means share price will typically be less volatile than the market.

The Consumer Price Index (CPI) represents changes in prices of all goods and services purchased for consumption by urban households. The core CPI represents changes in prices of all goods, excluding volatile food and energy prices.

Owners’ Equivalent Rent (OER) measures the change in the price of the shelter services provided by owner-occupied housing. Rental equivalence measures the change in the implicit rent, which is the amount a homeowner would pay to rent, or would earn from renting, his or her home in a competitive market. It is one of the larger components of CPI.

Janus Fixed Income & Money Market Funds | 9

Janus Flexible Bond Fund (unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
June 30, 2011

Weighted Average Maturity	6.5 Years
Average Effective Duration*	4.9 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.88%
With Reimbursement	2.88%
Class A Shares at MOP
Without Reimbursement	2.74%
With Reimbursement	2.74%
Class C Shares***
Without Reimbursement	2.03%
With Reimbursement	2.03%
Class D Shares
Without Reimbursement	3.15%
With Reimbursement	3.15%
Class I Shares
Without Reimbursement	2.81%
With Reimbursement	2.98%
Class R Shares
Without Reimbursement	2.49%
With Reimbursement	2.49%
Class S Shares
Without Reimbursement	2.75%
With Reimbursement	2.75%
Class T Shares
Without Reimbursement	3.01%
With Reimbursement	3.01%
Number of Bonds/Notes	284

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
June 30, 2011

AAA	26.2%
AA	5.4%
A	12.8%
BBB	30.3%
BB	21.1%
B	2.8%
Other	1.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2011

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 1.0% of total net assets.

10 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011					Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	5.41%	8.08%	6.55%	7.54%	0.76%	0.76%

MOP	0.43%	7.03%	6.03%	7.33%

Janus Flexible Bond Fund – Class C Shares

NAV	4.72%	7.37%	5.85%	6.87%	1.51%	1.51%

CDSC	3.73%	7.37%	5.85%	6.87%

Janus Flexible Bond Fund – Class D Shares(1)	5.59%	8.16%	6.59%	7.56%	0.60%	0.60%

Janus Flexible Bond Fund – Class I Shares	5.62%	8.13%	6.58%	7.56%	0.59%	0.55%

Janus Flexible Bond Fund – Class R Shares	4.94%	7.63%	6.10%	7.14%	1.20%	1.20%

Janus Flexible Bond Fund – Class S Shares	5.30%	7.90%	6.36%	7.40%	0.95%	0.95%

Janus Flexible Bond Fund – Class T Shares	5.47%	8.13%	6.58%	7.56%	0.70%	0.70%

Barclays Capital U.S. Aggregate Bond Index	3.90%	6.52%	5.74%	7.28%**

Lipper Quartile – Class T Shares	2nd	1st	1st	1st

Lipper Ranking – based on total returns for Intermediate Investment Grade Debt Funds	215/566	35/394	26/271	3/21

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 11

Janus Flexible Bond Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each share class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

12 | JUNE 30, 2011

(unaudited)

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987
**	The Barclays Capital U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 13

Janus Flexible Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/2011)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,030.70	$3.83

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/2011)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,027.00	$7.59

Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/2011)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,031.60	$2.92

Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/2011)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,031.70	$2.87

Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/11)	(6/30/2011)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,028.50	$6.04

Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/2011)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,029.80	$4.78

Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/2011)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,031.00	$3.52

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

†	Expenses are equal to the annualized expense ratio of 0.76% for Class A Shares, 1.51% for Class C Shares, 0.58% for Class D Shares, 0.57% for Class I Shares, 1.20% for Class R Shares, 0.95% for Class S Shares and 0.70% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

14 | JUNE 30, 2011

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
$6,940,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$7,593,609
6,197,000	Commercial Mortgage Pass Through Certificates 6.0084%, 12/10/49‡	6,806,662
6,448,892	DBUBS Mortgage Trust 3.7420%, 6/1/17(144A)	6,595,986
6,280,000	FREMF Mortgage Trust 4.7266%, 1/25/21(144A),‡	5,850,213
9,135,000	FREMF Mortgage Trust 4.7706%, 4/25/44(144A),‡	8,903,770
4,050,000	Goldman Sachs Group, Inc. 4.7530%, 3/10/44(144A)	4,097,437
6,322,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	6,850,806
4,012,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27(144A),‡	4,380,700
6,820,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.3110%, 8/5/32(144A)	6,611,679
4,012,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0671%, 4/15/45‡	4,452,725
7,090,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.7171%, 2/15/46(144A)	7,158,984
6,068,000	Morgan Stanley Capital I 3.8840%, 2/15/16(144A)	6,239,587
4,000,000	Oxbow Resources LLC 4.9690%, 5/1/36(144A)	4,050,000
3,350,000	SLM Student Loan Trust 4.3700%, 4/17/28(144A)	3,471,211
3,553,000	SLM Student Loan Trust 2.6871%, 1/15/43(144A),‡	3,571,582

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $86,012,731)		86,634,951

Bank Loans – 2.0%
Aerospace and Defense – Equipment – 0.4%
15,261,310	TransDigm, Inc. 4.0000%, 2/14/17‡	15,286,186
Auction House – Art Dealer – 0.2%
6,015,000	Adesa, Inc. 5.0000%, 5/19/17‡	6,052,594
Automotive – Cars and Light Trucks – 0.1%
2,144,756	Ford Motor Co. 2.9400%, 12/15/13‡	2,142,182
Data Processing and Management – 0.1%
2,029,663	Fidelity National Information 5.2500%, 7/18/16‡	2,035,751
Electric – Generation – 0.2%
6,294,225	AES Corp. 4.2500%, 5/28/18‡	6,295,358
Food – Canned – 0.4%
14,962,000	Del Monte Foods Co. 4.5000%, 3/8/18‡	14,911,279
Retail – Apparel and Shoe – 0.1%
5,688,207	Phillips-Van Heusen Corp. 3.5000%, 5/6/16‡	5,693,270
Retail – Restaurants – 0.4%
13,233,103	DineEquity, Inc. 4.2500%, 10/19/17‡	13,230,986
Telecommunication Equipment – 0.1%
3,700,725	CommScope, Inc. 5.0000%, 1/14/18‡	3,721,560

Total Bank Loans (cost $69,159,965)		69,369,166

Corporate Bonds – 67.3%
Advertising Services – 0.4%
1,427,000	WPP Finance UK 5.8750%, 6/15/14	1,567,434
9,369,000	WPP Finance UK 8.0000%, 9/15/14	10,990,202
		12,557,636
Agricultural Chemicals – 1.1%
20,163,000	CF Industries, Inc. 6.8750%, 5/1/18	22,859,801
7,112,000	CF Industries, Inc. 7.1250%, 5/1/20	8,276,590
6,328,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15(144A)	6,462,369
		37,598,760
Airlines – 0.1%
3,680,000	Southwest Airlines Co. 5.2500%, 10/1/14	3,981,977
Automotive – Cars and Light Trucks – 0.1%
3,008,000	Kia Motors Corp. 3.6250%, 6/14/16(144A)	2,975,502
Beverages – Wine and Spirits – 1.2%
7,642,000	Constellation Brands, Inc. 7.2500%, 9/1/16	8,348,885
32,352,000	Pernod-Ricard S.A. 5.7500%, 4/7/21(144A)	33,777,332
		42,126,217
Building – Residential and Commercial – 0.2%
3,350,000	D.R. Horton, Inc. 7.8750%, 8/15/11	3,368,425
4,801,000	MDC Holdings, Inc. 5.3750%, 12/15/14	5,084,994
		8,453,419
Building Products – Cement and Aggregate – 0.7%
4,591,000	CRH America, Inc. 4.1250%, 1/15/16	4,697,121
8,495,000	CRH America, Inc. 5.7500%, 1/15/21	8,881,862
11,539,000	Hanson, Ltd. 6.1250%, 8/15/16	12,173,645
		25,752,628
Cable/Satellite Television – 0.4%
13,686,000	Comcast Corp. 5.1500%, 3/1/20	14,735,593

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Chemicals – Diversified – 1.9%
$43,715,000	Lyondell Chemical Co. 8.0000%, 11/1/17(144A)	$48,632,937
14,268,000	Lyondell Chemical Co. 11.0000%, 5/1/18	15,980,160
		64,613,097
Chemicals – Specialty – 0.6%
16,952,000	Ashland, Inc. 9.1250%, 6/1/17	19,071,000
Coatings and Paint Products – 0.3%
9,925,000	RPM International, Inc. 6.1250%, 10/15/19	10,632,920
Commercial Banks – 5.0%
9,901,000	American Express Bank FSB 5.5000%, 4/16/13	10,592,050
32,579,000	Bank of Montreal 2.6250%, 1/25/16(144A)	33,152,521
14,661,000	CIT Group, Inc. 5.2500%, 4/1/14(144A)	14,587,695
9,114,590	CIT Group, Inc. 7.0000%, 5/1/14	9,228,522
12,157,000	CIT Group, Inc. 6.6250%, 4/1/18(144A)	12,673,672
16,034,000	HSBC Bank USA NA 4.8750%, 8/24/20	15,786,018
21,289,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	21,388,952
11,889,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	11,992,827
14,206,000	Standard Chartered PLC 3.2000%, 5/12/16(144A)	14,068,884
16,191,000	SVB Financial Group 5.3750%, 9/15/20	16,268,976
12,222,000	Zions Bancorp. 7.7500%, 9/23/14	13,400,873
		173,140,990
Commercial Services – Finance – 1.0%
32,380,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	34,345,434
Computers – Memory Devices – 0.6%
9,349,000	Seagate Technology 6.3750%, 10/1/11	9,442,490
10,517,000	Seagate Technology 10.0000%, 5/1/14(144A)	12,199,720
		21,642,210
Consumer Products – Miscellaneous – 0.1%
3,614,000	Jarden Corp. 8.0000%, 5/1/16	3,921,190
Containers – Metal and Glass – 0.4%
3,350,000	Ball Corp. 7.1250%, 9/1/16	3,651,500
8,471,000	Ball Corp. 5.7500%, 5/15/21	8,492,177
		12,143,677
Data Processing and Management – 0.6%
10,777,000	Fiserv, Inc. 3.1250%, 10/1/15	10,907,930
4,017,000	Fiserv, Inc. 3.1250%, 6/15/16	3,995,866
4,017,000	Fiserv, Inc. 4.7500%, 6/15/21	3,995,493
		18,899,289
Diversified Banking Institutions – 4.1%
13,251,000	Ally Financial, Inc. 6.8750%, 9/15/11	13,350,383
16,336,000	Bank of America Corp. 3.6250%, 3/17/16	16,383,048
6,993,000	Citigroup, Inc. 5.0000%, 9/15/14	7,328,370
7,219,000	Citigroup, Inc. 4.8750%, 5/7/15	7,522,826
3,352,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	3,413,234
10,132,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	10,242,013
7,498,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	7,742,772
9,201,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	10,232,929
7,550,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	7,396,493
11,373,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	11,126,604
14,509,000	Morgan Stanley 4.0000%, 7/24/15	14,765,679
9,556,000	Morgan Stanley 3.4500%, 11/2/15	9,465,925
13,382,000	Morgan Stanley 5.6250%, 9/23/19	13,731,926
7,586,000	Morgan Stanley 5.5000%, 7/24/20	7,678,481
		140,380,683
Diversified Financial Services – 3.1%
3,871,000	General Electric Capital Corp. 4.8000%, 5/1/13	4,110,518
5,427,000	General Electric Capital Corp. 5.9000%, 5/13/14	6,028,903
27,082,000	General Electric Capital Corp. 6.0000%, 8/7/19	29,986,816
21,822,000	General Electric Capital Corp. 5.5000%, 1/8/20	23,369,136
14,086,000	General Electric Capital Corp. 4.6250%, 1/7/21	14,168,910
24,572,000	General Electric Capital Corp. 5.3000%, 2/11/21	25,568,198
4,243,000	Hyundai Capital Services, Inc. 4.3750%, 7/27/16(144A)	4,350,870
		107,583,351
Diversified Minerals – 0.6%
3,680,000	Teck Resources, Ltd. 7.0000%, 9/15/12	3,913,746
3,271,000	Teck Resources, Ltd. 9.7500%, 5/15/14	3,959,487
9,856,000	Teck Resources, Ltd. 10.2500%, 5/15/16	11,777,920
		19,651,153

See Notes to Schedules of Investments and Financial Statements.

16 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Diversified Operations – 1.1%
$8,170,000	Danaher Corp. 2.3000%, 6/23/16	$8,163,489
6,951,000	Danaher Corp. 3.9000%, 6/23/21	6,923,648
5,211,000	SPX Corp 7.6250%, 12/15/14	5,758,155
15,224,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	16,142,707
		36,987,999
Diversified Operations – Commercial Services – 0.2%
7,995,000	ARAMARK Corp. 8.5000%, 2/1/15	8,304,806
Electric – Generation – 0.1%
2,570,000	AES Corp. 7.7500%, 10/15/15	2,743,475
Electric – Integrated – 1.8%
7,519,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16(144A)	8,120,520
6,201,000	CMS Energy Corp. 1.2280%, 1/15/13‡	6,138,990
13,291,000	CMS Energy Corp. 4.2500%, 9/30/15	13,670,485
9,883,000	CMS Energy Corp. 5.0500%, 2/15/18	10,156,729
4,013,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	4,025,854
6,454,000	Monongahela Power Co. 6.7000%, 6/15/14	7,094,643
5,642,000	PPL WEM Holdings PLC 3.9000%, 5/1/16(144A)	5,789,719
6,079,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	6,438,208
		61,435,148
Electronic Components – Semiconductors – 2.9%
6,352,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,621,407
18,753,000	National Semiconductor Corp. 3.9500%, 4/15/15	19,937,196
13,197,000	National Semiconductor Corp. 6.6000%, 6/15/17	15,532,143
15,515,000	Texas Instruments, Inc. 0.8750%, 5/15/13	15,546,914
14,282,000	Texas Instruments, Inc. 1.3750%, 5/15/14	14,341,685
27,124,000	Texas Instruments, Inc. 2.3750%, 5/16/16	27,132,354
		99,111,699
Electronic Connectors – 0.5%
15,633,000	Amphenol Corp. 4.7500%, 11/15/14	17,032,920
Electronic Measuring Instruments – 0.1%
4,852,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,940,219
Electronics – Military – 1.5%
32,793,000	L-3 Communications Corp. 6.3750%, 10/15/15	33,694,808
4,581,000	L-3 Communications Corp. 5.2000%, 10/15/19	4,743,186
14,205,000	L-3 Communications Corp. 4.7500%, 7/15/20	14,063,120
		52,501,114
Enterprise Software/Services – 0.3%
7,840,000	BMC Software, Inc. 7.2500%, 6/1/18	9,039,967
Finance – Auto Loans – 1.3%
5,211,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	5,289,196
5,096,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	5,332,475
10,260,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	10,906,801
22,572,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	22,494,826
2,172,000	Hyundai Capital America 3.7500%, 4/6/16(144A)	2,179,711
		46,203,009
Finance – Consumer Loans – 0.5%
16,423,000	SLM Corp. 6.2500%, 1/25/16	17,038,862
Finance – Credit Card – 0.3%
9,992,000	American Express Co. 6.8000%, 9/1/66‡	10,266,780
Finance – Investment Bankers/Brokers – 2.1%
8,465,000	Jefferies Group, Inc. 3.8750%, 11/9/15	8,602,438
14,685,000	Jefferies Group, Inc. 5.1250%, 4/13/18	14,714,620
7,630,000	Jefferies Group, Inc. 8.5000%, 7/15/19	9,023,894
14,925,000	Lazard Group LLC 7.1250%, 5/15/15	16,793,804
824,000	Lazard Group LLC 6.8500%, 6/15/17	908,741
16,482,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	17,452,015
5,702,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,112,652
		73,608,164
Finance – Leasing Companies – 1.0%
16,999,000	International Lease Finance Corp. 5.7500%, 5/15/16	16,739,204
17,061,000	International Lease Finance Corp. 6.2500%, 5/15/19	16,669,740
		33,408,944
Food – Canned – 0.1%
1,735,000	Del Monte Foods, Co. 7.6250%, 2/15/19(144A)	1,752,350
Food – Meat Products – 1.2%
1,238,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	1,343,230
35,768,000	Tyson Foods, Inc. 6.8500%, 4/1/16‡	39,523,640
		40,866,870

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 17

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Food – Miscellaneous/Diversified – 1.6%
$13,091,000	Corn Products International, Inc. 3.2000%, 11/1/15	$13,351,524
7,661,000	Corn Products International, Inc. 6.6250%, 4/15/37	8,285,272
2,115,000	Dole Food Co., Inc. 13.8750%, 3/15/14	2,532,765
8,026,000	Kellogg Co. 3.2500%, 5/21/18	8,071,106
8,863,000	Kraft Foods, Inc. 5.3750%, 2/10/20	9,689,014
13,038,000	Kraft Foods, Inc. 6.5000%, 2/9/40	14,482,271
		56,411,952
Gas – Transportation – 0.1%
1,861,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16(144A)	2,038,223
Hazardous Waste Disposal – 0.1%
4,169,000	Clean Harbors, Inc. 7.6250%, 8/15/16(144A)	4,419,140
Hotels and Motels – 1.1%
6,945,000	Hyatt Hotels Corp. 5.7500%, 8/15/15(144A)	7,302,042
2,233,000	Hyatt Hotels Corp. 6.8750%, 8/15/19(144A)	2,491,963
9,793,000	Marriott International, Inc. 4.6250%, 6/15/12	10,093,459
2,745,000	Marriott International, Inc. 5.6250%, 2/15/13	2,927,661
1,942,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	2,218,735
2,540,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,813,050
10,422,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	11,646,585
		39,493,495
Investment Management and Advisory Services – 0.8%
3,192,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	3,850,136
3,815,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	4,089,566
12,537,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	13,069,822
7,481,000	FMR LLC 6.4500%, 11/15/39(144A)	7,539,644
		28,549,168
Life and Health Insurance – 0.1%
2,755,000	Prudential Financial, Inc. 4.7500%, 6/13/15	2,946,663
Linen Supply & Related Items – 0.3%
5,760,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,805,095
6,147,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,142,752
		11,947,847
Medical – Biomedical and Genetic – 0.5%
6,466,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	7,177,260
4,855,000	Genzyme Corp. 3.6250%, 6/15/15	5,139,663
6,077,000	Genzyme Corp. 5.0000%, 6/15/20	6,526,139
		18,843,062
Medical – HMO – 0.1%
2,064,000	Health Care Service Corp. 4.7000%, 1/15/21(144A)	2,118,362
Medical – Hospitals – 0.4%
12,458,000	HCA, Inc. 9.2500%, 11/15/16	13,221,052
Medical Instruments – 0.8%
4,085,000	Boston Scientific Corp. 4.5000%, 1/15/15	4,307,114
12,080,000	Boston Scientific Corp. 6.0000%, 1/15/20	13,077,228
8,165,000	Boston Scientific Corp. 7.0000%, 11/15/35	8,744,527
		26,128,869
Medical Products – 0.2%
6,442,000	CareFusion Corp. 4.1250%, 8/1/12	6,639,898
Metal Processors and Fabricators – 0.1%
2,233,000	Timken Co. 6.0000%, 9/15/14	2,469,055
Money Center Banks – 0.3%
6,189,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16	6,329,929
4,951,400	Lloyds TSB Bank PLC 6.3750%, 1/21/21	5,154,680
		11,484,609
Mortgage Banks – 0.5%
7,892,000	Abbey National Treasury Services PLC 0%, 4/25/14‡	7,844,901
8,747,000	Abbey National Treasury Services PLC 4.0000%, 4/27/16	8,679,753
		16,524,654
Multi-Line Insurance – 1.9%
10,216,000	American International Group, Inc. 5.4500%, 5/18/17	10,669,733
32,695,000	American International Group, Inc. 6.4000%, 12/15/20	35,192,407
9,862,000	MetLife, Inc. 2.3750%, 2/6/14	10,049,575
4,298,000	MetLife, Inc. 6.7500%, 6/1/16	5,002,679
5,030,000	MetLife, Inc. 7.7170%, 2/15/19	6,088,423
		67,002,817
Oil and Gas Drilling – 1.2%
6,206,000	Ensco PLC 3.2500%, 3/15/16	6,301,293

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Oil and Gas Drilling – (continued)

$10,343,000	Ensco PLC 4.7000%, 3/15/21	$10,448,323
23,372,000	Nabors Industries, Inc. 5.0000%, 9/15/20	23,648,631
		40,398,247
Oil Companies – Exploration and Production – 0.5%
9,778,000	Forest Oil Corp. 8.0000%, 12/15/11	10,022,450
5,452,000	Forest Oil Corp. 8.5000%, 2/15/14	5,915,420
1,485,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	1,544,400
		17,482,270
Oil Companies – Integrated – 0.8%
8,543,000	BP Capital Markets PLC 4.5000%, 10/1/20	8,712,100
8,071,000	Petrobras International Finance Co. 3.8750%, 1/27/16	8,218,845
9,948,000	Petrobras International Finance Co. 5.3750%, 1/27/21	10,214,696
		27,145,641
Oil Refining and Marketing – 0.7%
3,200,000	Frontier Oil Corp. 8.5000%, 9/15/16	3,424,000
7,533,000	Motiva Enterprises LLC 5.7500%, 1/15/20(144A)	8,352,109
12,544,000	NuStar Logistics L.P. 4.8000%, 9/1/20	12,646,848
		24,422,957
Paper and Related Products – 0.6%
20,991,000	Georgia-Pacific LLC 5.4000%, 11/1/20(144A)	21,392,600
Pharmacy Services – 0.3%
8,576,000	Express Scripts, Inc. 3.1250%, 5/15/16	8,628,845
Pipelines – 3.0%
6,192,000	Buckeye Partners L.P. 4.8750%, 2/1/21	6,246,911
10,741,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	10,809,248
1,909,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,137,028
3,722,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	4,121,062
10,241,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	10,019,078
2,351,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	2,619,425
16,202,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	16,870,332
14,101,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	14,790,708
12,386,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	12,594,692
7,327,000	TC Pipelines L.P. 4.6500%, 6/15/21	7,287,654
11,320,000	Western Gas Partners L.P. 5.3750%, 6/1/21	11,656,770
3,853,000	Williams Partners L.P. 3.8000%, 2/15/15	4,035,998
		103,188,906
Property and Casualty Insurance – 0.2%
4,928,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	5,201,726
Publishing – Newspapers – 0.1%
1,699,000	Gannett Co., Inc. 6.3750%, 9/1/15(144A)	1,758,465
2,038,000	Gannett Co., Inc. 7.1250%, 9/1/18(144A)	2,045,643
		3,804,108
Publishing – Periodicals – 0.5%
16,303,000	United Business Media, Ltd. 5.7500%, 11/3/20(144A)	16,198,335
Real Estate Management/Services – 0.2%
7,681,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	7,892,228
Real Estate Operating/Development – 0.3%
10,760,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	10,909,876
Reinsurance – 0.3%
11,403,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	11,884,811
REIT – Diversified – 0.9%
6,372,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20(144A)	6,559,770
24,476,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21(144A)	25,129,020
		31,688,790
REIT – Health Care – 0.9%
5,912,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,311,255
4,259,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	4,400,220
7,072,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	7,305,397
11,736,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	12,360,801
		30,377,673
REIT – Hotels – 0.9%
15,729,000	Host Hotels & Resorts, Inc. 6.7500%, 6/1/16	16,240,192
14,142,000	Host Hotels & Resorts, Inc. 5.8750%, 6/15/19(144A)	14,159,678
		30,399,870
REIT – Office Property – 0.7%
3,821,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,093,743
18,405,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	21,085,707
		25,179,450

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 19

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

REIT – Regional Malls – 1.9%
$42,269,000	Rouse Co. L.P. 6.7500%, 5/1/13(144A)	$43,695,579
21,572,000	Rouse Co. L.P. 6.7500%, 11/9/15	22,246,125
		65,941,704
REIT – Shopping Centers – 0.2%
6,131,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	6,043,658
Resorts and Theme Parks – 0.2%
8,261,000	Vail Resorts, Inc. 6.5000%, 5/1/19(144A)	8,302,305
Retail – Apparel and Shoe – 0.2%
7,699,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	8,237,930
Retail – Computer Equipment – 0%
1,104,000	GameStop Corp. 8.0000%, 10/1/12	1,120,560
Retail – Regional Department Stores – 0.7%
5,025,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	5,527,369
10,850,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	12,179,809
5,771,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	6,386,835
		24,094,013
Retail – Restaurants – 0.3%
10,752,000	Brinker International 5.7500%, 6/1/14	11,424,398
Shipbuilding – 0.2%
3,158,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18(144A)	3,236,950
3,025,000	Huntington Ingalls Industries, Inc. 7.1250%, 3/15/21(144A)	3,130,875
		6,367,825
Steel – Producers – 0.3%
8,705,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	8,879,100
Super-Regional Banks – 1.0%
6,157,000	KeyCorp 5.1000%, 3/24/21	6,270,861
3,855,000	PNC Funding Corp. 3.6250%, 2/8/15	4,060,302
8,292,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	8,372,449
16,206,000	Wells Fargo & Co. 4.6000%, 4/1/21	16,295,976
		34,999,588
Telephone – Integrated – 1.8%
5,017,000	CenturyLink, Inc. 5.1500%, 6/15/17	5,025,238
4,815,000	CenturyLink, Inc. 7.6000%, 9/15/39	4,631,452
3,984,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	4,043,760
36,458,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	39,146,778
7,659,000	Sprint Capital Corp. 8.3750%, 3/15/12	7,965,360
		60,812,588
Television – 0.3%
9,975,000	CBS Corp. 8.2000%, 5/15/14	11,678,630
Transportation – Railroad – 1.0%
2,482,739	CSX Corp. 8.3750%, 10/15/14	2,908,106
16,042,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	17,405,570
5,489,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20(144A)	5,708,560
4,781,000	Kansas City Southern de Mexico S.A. de C.V. 6.1250%, 6/15/21(144A)	4,781,000
1,609,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,870,463
		32,673,699
Transportation – Services – 0.2%
2,537,000	Asciano Finance, Ltd. 3.1250%, 9/23/15(144A)	2,503,172
4,631,000	Ryder System, Inc. 3.6000%, 3/1/16	4,745,006
		7,248,178
Transportation – Truck – 0.5%
16,178,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	16,339,715

Total Corporate Bonds (cost $2,246,905,637)		2,320,048,142

Preferred Stock – 0.3%
Diversified Financial Services – 0.3%
452,675	Citigroup Capital, 7.8750% (cost $11,930,892)	$12,575,312

U.S. Government Agency Notes – 5.9%
	Fannie Mae:
$4,177,052	5.0000%, 11/1/33	4,464,246
7,961,540	5.0000%, 12/1/33	8,515,156
4,333,402	5.0000%, 2/1/34	4,634,730
8,605,443	5.5000%, 5/1/35	9,357,378
34,727,195	5.5000%, 5/1/37	37,783,328
5,520,823	5.5000%, 3/1/38	6,006,677
4,399,111	4.5000%, 10/1/40	4,557,847
4,126,578	5.0000%, 3/1/41	4,410,946
8,010,369	5.0000%, 4/1/41	8,527,329
10,316,776	5.0000%, 4/1/41	10,995,478
12,393,900	4.5000%, 4/1/41	12,879,847
	Freddie Mac:
7,511,757	5.0000%, 1/1/19	8,117,464
18,501,000	6.0000%, 1/1/38	20,395,673
4,343,619	5.5000%, 5/1/38	4,721,124
12,049,360	5.5000%, 10/1/39	13,096,572
9,186,426	4.5000%, 1/1/41	9,504,271
12,445,952	4.5000%, 5/1/41	12,914,495

See Notes to Schedules of Investments and Financial Statements.

20 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

$20,512,281	5.0000%, 5/1/41	$21,851,783

Total U.S. Government Agency Notes (cost $203,732,947)		202,734,344

U.S. Treasury Notes/Bonds – 18.4%
	U.S. Treasury Notes/Bonds:
22,614,000	1.3750%, 5/15/12	22,841,904
26,754,000	0.6250%, 7/31/12	26,863,691
24,474,000	1.3750%, 2/15/13	24,863,088
58,284,000	1.1250%, 6/15/13	59,037,612
95,578,000	1.0000%, 7/15/13	96,593,994
28,490,000	2.2500%, 5/31/14	29,698,603
21,014,000	2.3750%, 9/30/14	21,992,454
17,702,000	2.2500%, 1/31/15	18,419,763
11,874,000	2.3750%, 2/28/15	12,404,649
12,771,000	2.5000%, 3/31/15	13,397,545
15,952,919	0.5000%, 4/15/15ÇÇ	16,638,400
27,500,000	1.7500%, 5/31/16	27,542,900
16,923,000	2.3750%, 5/31/18	16,833,139
173,279,000	3.1250%, 5/15/21	172,792,086
12,087,000	4.6250%, 2/15/40	12,602,583
20,041,000	3.8750%, 8/15/40	18,350,041
9,867,000	4.2500%, 11/15/40	9,644,992
14,971,000	4.7500%, 2/15/41	15,913,709
16,899,000	4.3750%, 5/15/41	16,872,638

Total U.S. Treasury Notes/Bonds (cost $629,400,681)		633,303,791

Money Market – 1.2%
41,747,000	Janus Cash Liquidity Fund LLC, 0% (cost $41,747,000)	41,747,000

Total Investments (total cost $3,288,889,853) – 97.6%		3,366,412,706

Cash, Receivables and Other Assets, net of Liabilities – 2.4%		81,496,687

Net Assets – 100%		$3,447,909,393

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$40,654,331	1.2%
Canada	69,674,006	2.1%
Cayman Islands	40,075,751	1.2%
France	33,777,332	1.0%
Luxembourg	16,142,707	0.5%
Mexico	27,895,130	0.8%
South Korea	7,326,372	0.2%
United Kingdom	131,442,642	3.9%
United States††	2,999,424,435	89.1%

Total	$3,366,412,706	100.0%

††	Includes Cash Equivalents (87.9% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 21

Janus Global Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments anywhere in the world can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up process drives decision-making at a macro level, enabling us to make informed decisions around allocations to all sectors within the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Chris Diaz co-portfolio manager

Performance Overview

Since the Fund’s inception on December 28, 2010 to June 30, 2011, Janus Global Bond Fund’s Class T Shares returned 4.99% compared to a 5.94% return for the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index.

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the Fund.

Our in-house research plays a crucial role in the management of the Fund. We believe a key strength is our integrated research model, which harnesses the resources of our 17 fixed income and 38 equity analysts (includes co-portfolio managers).

Market Environment

The main story in global fixed income over the past months has been the story of the U.S. dollar. The Dollar Index depreciated close to 14% over the period with the majority of the move happening between June 30, 2010 and November 4, 2010. The underperformance of the dollar was primarily driven by the commitment to a zero interest rate policy and continuation of quantitative easing, or asset purchases, by the Federal Reserve (Fed). These policies concerned investors and pushed capital out of the U.S. in search of higher returns. Despite sovereign debt concerns, the European Central Bank expressed no desire to ease monetary conditions given inflationary concerns and this, in part, helped the euro to appreciate over 18% against the dollar. Also benefiting from dovish Fed policies were the Japanese yen and Canadian dollar, as both gained close to 10% against the dollar. The British pound gained the least of the majors as a weak economic

22 | JUNE 30, 2011

(unaudited)

outlook and loose monetary conditions restrained gains to just over 7%.

Interest rate volatility was also an important theme for investors over the past twelve months. Over the period, investor expectations were met with near-opposite outcomes as markets reacted to new information, frustrating the forecasts of economists across the globe. Although the 10-year U.S. Treasury yield ended the period slightly above where it began at 2.93%, its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. This was a theme exhibited across the globe as well. Early in the period, interest rates in the U.S. and Europe declined as investors fretted about renewed economic weakness, deflationary risks, and the potential repercussions of a European sovereign debt default. Indications of a more sustainable, consumer-driven economic recovery moving into year-end pushed rates sharply higher, with both U.S. and German rates increasing more than 1.00%, as investors were drawn to riskier assets based on these stronger economic growth signals and fears of rising rates pushed investors to more defensive positioning. The trend reversed course in the following weeks as a flight to safety resulted due to the political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and renewed concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed longer-term interest rates higher, after which point they began a gradual decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June resulted in a significant global interest rate rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16%, having reached a low of 2.86% the week prior. The consensus view that rates were headed higher was challenged throughout the period.

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic periods of investor unrest. This tightening trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence waned early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening of credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and the ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures, allowing spreads and investor appetite for risk assets to recover somewhat. While none of these issues have been truly resolved investors should anticipate continued volatility driven principally by political and headline risk. The excessive imbalances in the world continue to present uncertain and challenging environments for investors.

Fund Comments

The Fund’s allocation to currencies was largely in line with the weightings of the Barclay Capital Global Aggregate Bond Index. The approximate weight to U.S. dollar securities was 45% over the period. Euro and yen denominated securities comprised 40% of the portfolio over the holding period. Allocations to non-major currencies were relatively small but we will continue to monitor markets for opportunities in non-dollar securities and would expect this percentage of the portfolio to increase over time.

Overall, the Fund’s global sovereign debt holdings remained underweight in both allocation and duration contribution relative to the Index. However, the concentrations of sovereign debt positions were focused in the United States and Germany. Consistent with our process of closely monitoring company fundamentals to drive our allocation decisions, we periodically attempted to reduce portfolio risk and slightly increased U.S. and German debt exposure in late summer/early fall 2010, in February 2011 and again during the most recent quarter. In our opinion, the Fund’s strategic allocation to high quality global sovereign debt plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address risk, although we continue to monitor the fiscal challenges facing many developed world countries.

Despite the occasional defensive shift, our fundamental bullish positioning toward credit remained in place, with period-end allocations largely in line to where they were last July. We maintained significant overweighting to corporate credit and zero exposure to government agencies during the period. We have long argued that the financial crisis has resulted in major structural changes to the fixed income market, leading a few core bond sectors to converge and behave similar to government securities. We believe that corporate credit remains the primary non-government alternative, offering the best risk-adjusted returns. We also believe that our focus on security selection in this market segment represents the most effective way to capture alpha and manage long-term risk.

Janus Fixed Income & Money Market Funds | 23

Janus Global Bond Fund (unaudited)

Corporate credit represented 48% of holdings at period end, modestly lower from the beginning of the period as we opportunistically realized gains and lowered the Fund’s risk profile. We remained bullish on this segment from both relative value and fundamental perspectives, but continued to selectively rotate from early stage sectors such as steel, chemicals and retail, incrementally emphasizing financials and later-cycle industries such as media and lodging. In addition, we reduced exposure to credit issuance within the European Union due to the heightened uncertainty surrounding the region’s struggles, cutting exposure effectively in half during the past quarter. We also took advantage of widening credit spreads during periods of risk aversion to swap certain bond positions within different maturities from the same issuer, in some cases scaling back duration while maintaining company exposure.

We maintained a small weighting in bank loans, an asset class that experienced significant demand as investors looked for ways to reduce portfolio interest rate sensitivity. Our sense that the flight to this sector was driven mostly by interest rate views over relative value as we favored short duration high yield over bank loans. Bank loans offer a variable rate that can be attractive in rising interest rate environments, but an increasing number are being issued without maintenance covenants, indicating some erosion in bond-holder protection. Both investors and issuers in the bank loan market are beginning to demonstrate behavior that reminds us of 2007, increasing our concern for the sector.

We have favored real estate investment trusts (REITs) over commercial mortgage-backed securities (CMBS) in recent periods. During this period, we scaled back some REIT positions as they reached valuations while at the same time identifying attractive entry points into CMBS in early 2011. Particularly appealing were some of the highest collateralized tranches, as well as select five- to 10-year AAA-rated securities. We initiated select positions in this area, focusing on lower-beta (less volatile), highly liquid names.

Another notable change was the addition of select U.S. agency mortgage-backed securities (MBS) to the Fund, an area we had previously avoided since the third quarter of 2009. When the U.S. government placed Fannie Mae and Freddie Mac into conservatorship, mortgage spreads tightened significantly relative to U.S. Treasuries, offering limited potential for outperformance. Moreover, duration extension risk within the group was largely unquantifiable with the dynamics unfolding in the housing market. In the current environment, both factors have eased somewhat with spread widening and duration extensions presenting new opportunities. We believe valuations have become more compelling on a risk/reward basis. Consequently, near period end we initiated several small MBS positions. It is important to note, this positioning into mortgages was not a broad macroeconomic decision. Consistent with our investment process, each individual security underwent in-depth fundamental analysis, and only those mortgage bonds we believed compared favorably to select credit positions were implemented into the portfolio. Our focus has been on small-balance mortgages with low loan-to-value ratios, as these types of securities have historically exhibited both lower prepayment and limited negative convexity risk, important considerations should interest rates begin to rise in earnest.

Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.

Outlook

The bond climate continually defied consensus expectations throughout the past year. Prognosticators shifted between fears of a double-dip recession to more recently anticipating higher interest rates and inflation driven by accelerating economic growth. To date, the reverse has proven to be true and has more recently resulted in a general lack of investor confidence in two key areas. The first is the disappointing global economic signals that continue to emerge. From regional surveys in the U.S. to confidence levels in Europe and a challenging economic environment in Japan, the global economic data is modestly weaker. The real question is whether this recent information represents a temporary soft patch or the early signs of retreat back into recession. We think the former is more probable based on information we are receiving from our bottom-up fundamental company research. Given the positive data velocity at the end of 2010 and early 2011, it seems logical that the economy could pause a bit, and our core belief is that growth recovery will resume in the third and fourth quarters, though at a lower trajectory than previous GDP forecasts. We will continue to monitor developments closely and may revise our opinion as our ongoing discussions at the company level continue to provide real-time information on the state of the economy.

Looking ahead, we believe the most crucial factor to U.S. economic expansion will be accelerations in employment and wages in the economy, making the next several nonfarm payroll reports and regional employment surveys extremely important. We also continue to focus intently on the global growth engine of China, where

24 | JUNE 30, 2011

(unaudited)

monetary tightening seems to be in the later stages. Our expectation is that growth in the region will moderate yet remain solid, but we are closely monitoring Chinese equity markets for indications of domestic confidence. Recent reports on delinquent credits within the country’s banking system and recent claims of fraudulent corporate policies and malfeasance are garnering considerable attention.

On the U.S. inflation front, the Federal Reserve (“the Fed”) appears to have been able to circumvent this risk of deflation while keeping inflation fears at bay for the moment, explaining the recent pricing pressures as being transitory in nature. Still, the ramifications of recent higher raw materials may take up to another 12 months to work through the system down to consumers. In addition, rising Owners’ Equivalent Rent will start to feed into the core CPI rates going forward. This is an area we are monitoring closely. While growth is slowing and inflation fears are moderating, the odds of an additional round of quantitative easing or QE3 seem remote. The negative speculation surrounding the wind down of the Fed’s most recent round of quantitative easing (QE2) has added considerable, and in our view unnecessary, noise to an already stressed marketplace.

The second and probably greater area making markets nervous is the risk ensuing from escalating concerns around U.S. and European government debt. In the U.S., Washington’s partisan budget battles have taken center stage and will probably intensify into the upcoming election cycle. Growing deficits and rising levels of absolute debt have raised questions around Washington’s lack of fiscal responsibility. As we approached the U.S. debt ceiling, the pressure moved to ceiling expansions and deficit reduction targets, with Congress and the White House trying to find a common ground. From an economic standpoint, a lasting resolution could be a drag on growth, though it remains to be seen whether Congress will more fully embrace tax policy or austerity measures as the most workable fiscal salve. Long term, we think the federal debt burden is one of the most significant risk factors for markets. While we are optimistic that the U.S. will eventually get its financial house in order, the debate on how best to unwind this mess is likely to keep markets on edge until some sort of resolution is reached.

This is an appropriate point in our letter to interject an out-of-period but highly relevant comment regarding recent actions of the rating agencies Standard & Poor’s and Moody’s. After markets closed on July 13, 2011, Moody’s announced that it had put the U.S. under review for a credit rating downgrade. This followed a similar move by Standard & Poor’s in April, which lowered its U.S. credit rating outlook to negative from stable. Clearly, the ratings agencies were losing patience with Washington as the clock ticked on the deadline to raise the debt limit and politicians appeared deadlocked on a deal, raising the prospect of a “huge calamity,” as Fed Chairman Ben Bernanke put it, should the U.S. default. To put this in perspective, roughly 72% of the U.S. bond market, as represented by the Agg, was at risk of being downgraded. Despite the increasingly rancorous tone in Washington, a deal was reached before the August 2 deadline to raise the debt limit, thus averting a default. Unfortunately, the high-stakes, partisan nature of this battle resulted in what is probably best characterized as a stopgap solution. The inevitable resurgence of the issue is likely to plague the markets through the 2012 election season and may lead to more volatility and uncertainty.

The debt situation in Europe is elevating overall market anxiousness. It is difficult to analyze exactly how the European Central Bank’s and International Monetary Fund’s approaches to the financial woes of countries such as Greece, Ireland, Portugal, Spain and Italy will play out long term. Short term it appears they are just kicking the can down the road, as well as creating greater political debate (and by extension uncertainty) in financially strong countries such as Germany and France. Ultimately, the debt of fiscally unstable sovereignties needs to be restructured in a way that allows for economic independence from other euro-zone countries, and we expect to see higher risk premiums throughout the region until that occurs.

Against this landscape, we think interest rate risk continues to pose a considerably larger threat to bond investors compared to default risk from our prudently selected credits. Unfortunately, the much-publicized debt problems of nations around the world are amplifying volatility across broader bond markets and causing substantial headline risk, which would be easier to discount if growth indicators were stronger. Hence, we think a modestly cautious portfolio stance is justified in what is likely to remain an uncertain and volatile market climate. We also stand ready to take advantage of opportunities offered in market downdrafts in the form of attractive corporate credit valuations. It seems inevitable that fundamentals remain the chief driver of market performance despite periods of uncertainty, and we believe that securities purchased as the current turmoil ebbs will help position the Fund to continue to deliver the strongest risk-adjusted return potential over the long term.

On behalf of each member of our investment team, thank you for your investment in the Janus Global Bond Fund.

Janus Fixed Income & Money Market Funds | 25

Janus Global Bond Fund (unaudited)

We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

Alpha is a measure of the return for asset specific (or residual) risk. An alpha of 1.0 means the portfolio outperformed the market by 1.0%. A positive (negative) alpha indicates that a portfolio was positively (negatively) rewarded for the residual risk taken for a given level of market exposure.

Beta is a measurement of a portfolio’s trailing since-inception returns in relation to the overall market (or appropriate market index). Beta of 1 means share price will typically move with the market; Beta more than 1 means share price will typically be more volatile than the market; Beta less than 1 means share price will typically be less volatile than the market.

26 | JUNE 30, 2011

(unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
June 30, 2011

Weighted Average Maturity	6.5 Years
Average Effective Duration*	5.0 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.41%
With Reimbursement	1.99%
Class A Shares at MOP
Without Reimbursement	1.34%
With Reimbursement	1.89%
Class C Shares***
Without Reimbursement	0.71%
With Reimbursement	1.21%
Class D Shares
Without Reimbursement	1.52%
With Reimbursement	2.07%
Class I Shares
Without Reimbursement	1.64%
With Reimbursement	2.24%
Class S Shares
Without Reimbursement	1.14%
With Reimbursement	1.74%
Class T Shares
Without Reimbursement	2.00%
With Reimbursement	1.82%
Number of Bonds/Notes	213

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
June 30, 2011

AAA	28.9%
AA	5.7%
A	15.3%
BBB	15.2%
BB	13.5%
B	3.0%
CCC	0.4%
Other	18.0%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2011

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Janus Fixed Income & Money Market Funds | 27

Janus Global Bond Fund (unaudited)

Performance

Cumulative Total Return – for the periods ended June 30, 2011		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	4.99%	1.68%	1.00%

MOP	–0.01%

Janus Global Bond Fund – Class C Shares

NAV	4.70%	2.45%	1.75%

CDSC	3.66%

Janus Global Bond Fund – Class D Shares(1)	5.06%	1.47%	0.90%

Janus Global Bond Fund – Class I Shares	5.02%	1.34%	0.75%

Janus Global Bond Fund – Class S Shares	4.96%	1.82%	1.25%

Janus Global Bond Fund – Class T Shares	4.99%	1.57%	1.00%

Barclays Capital Global Aggregate Bond Index	5.94%

Barclays Capital Global Aggregate Corporate Bond Index	6.85%

Lipper Quartile – Class T Shares	–

Lipper Ranking – based on total returns for Global Income Funds	–

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

See important disclosures on the next page.

28 | JUNE 30, 2011

(unaudited)

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund’s performance for very short time periods may not be indicative of future performance.

Due to certain investment strategies, the Fund may have an increased position in cash.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 11, 2011, Christopher H. Diaz is Co-Portfolio Manager of Janus Global Bond Fund.

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 29

Janus Global Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,049.90	$3.86

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,047.00	$6.65*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,050.60	$3.61

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,050.20	$3.76

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,049.60	$4.12*

Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,049.90	$3.35*

Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31

†	Expenses are equal to the annualized expense ratio of 0.76% for Class A Shares, 1.31% for Class C Shares, 0.71% for Class D Shares, 0.74% for Class I Shares, 0.81% for Class S Shares and 0.66% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class C Shares, Class S Shares and Class T Shares. Without these waivers, the expenses paid during the period would have been $8.78 for Class C Shares, $6.25 for Class S Shares and $5.03 for Class T Shares.

30 | JUNE 30, 2011

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 5.6%
$23,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$25,166
17,000	Commercial Mortgage Pass Through Certificates 6.0084%, 12/10/49‡	18,672
21,844	DBUBS Mortgage Trust 3.7420%, 6/1/17(144A)	22,342
GBP 125,000	DECO Series 0%, 5/22/21‡,**	200,650
EUR 500,000	DECO Series 2.5800%, 11/20/35‡,**	699,620
71,000	FREMF Mortgage Trust 4.7706%, 4/25/44(144A),‡	69,203
121,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	131,121
13,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27(144A)	14,195
123,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.3110%, 8/5/32(144A)	119,243
13,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0671%, 4/15/45‡	14,428
21,000	Morgan Stanley Capital I 3.8840%, 2/15/16(144A)	21,594
200,000	Penarth Master Issuer PLC 0%, 7/18/13(144A),‡	200,188

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,537,305)		1,536,422

Bank Loans – 0.2%
Food – Canned – 0.2%
51,000	Del Monte Foods Co. 4.5000%, 3/8/18‡ (cost $50,879)	50,827

Corporate Bonds – 47.2%
Agricultural Chemicals – 0.9%
156,000	CF Industries, Inc. 6.8750%, 5/1/18	176,865
55,000	CF Industries, Inc. 7.1250%, 5/1/20	64,006
		240,871
Apparel Manufacturers – 0.5%
40,000	Levi Strauss & Co. 8.8750%, 4/1/16	41,500
100,000	Quiksilver, Inc. 6.8750%, 4/15/15	97,000
		138,500
Beverages – Wine and Spirits – 1.6%
61,000	Constellation Brands, Inc. 7.2500%, 9/1/16	66,643
EUR 50,000	Pernod-Ricard S.A. 4.8750%, 3/18/16**	73,130
300,000	Pernod-Ricard S.A. 5.7500%, 4/7/21(144A),**	313,217
		452,990
Building Products – Cement and Aggregate – 0.8%
50,000	CRH America, Inc. 4.1250%, 1/15/16	51,156
53,000	CRH America, Inc. 5.7500%, 1/15/21	55,414
EUR 75,000	Lafarge S.A. 5.3750%, 11/29/18**	108,999
		215,569
Cable/Satellite Television – 0.5%
125,000	Comcast Corp. 5.1500%, 3/1/20	134,586
Cellular Telecommunications – 0.3%
EUR 50,000	America Movil S.A.B. de C.V. 4.7500%, 6/28/22	73,287
Chemicals – Diversified – 1.9%
357,000	Lyondell Chemical Co. 8.0000%, 11/1/17(144A)	397,162
100,000	Lyondell Chemical Co. 11.0000%, 5/1/18	112,000
		509,162
Commercial Banks – 7.7%
EUR 50,000	Barclays Bank PLC 4.8750%, 8/13/19**	73,557
EUR 50,000	BBVA Senior Finance S.A. Unipersonal 3.8750%, 8/6/15**	69,442
113,000	CIT Group, Inc. 5.2500%, 4/1/14(144A)	112,435
28,442	CIT Group, Inc. 7.0000%, 5/1/14	28,798
44,000	CIT Group, Inc. 6.6250%, 4/1/18(144A)	45,870
EUR 100,000	Commonwealth Bank of Australia 4.2500%, 4/6/18	145,519
EUR 50,000	Danske Bank A/S 4.7500%, 6/4/14	74,957
EUR 100,000	Mediobanca SpA 4.6250%, 10/11/16**	144,278
EUR 130,000	National Australia Bank, Ltd. 3.7500%, 1/6/17	187,064
EUR 100,000	Nordea Bank AB 3.7500%, 2/24/17	144,964
EUR 35,000	Rabobank Nederland N.V. 4.3750%, 5/5/16**	52,780
EUR 100,000	Royal Bank of Scotland PLC 0%, 5/18/13‡,**	144,902
41,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	41,358
EUR 100,000	Royal Bank of Scotland PLC 4.7500%, 5/18/16**	145,310
EUR 50,000	Royal Bank of Scotland PLC 6.9340%, 4/9/18**	70,954
50,000	Royal Bank of Scotland PLC 5.6250%, 8/24/20**	50,021
100,000	Santander US Debt S.A. Unipersonal 3.7240%, 1/20/15(144A),**	96,796
EUR 150,000	Standard Chartered PLC 3.6250%, 12/15/15**	218,236
100,000	Standard Chartered PLC 3.2000%, 5/12/16(144A),**	99,035

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 31

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Commercial Banks – (continued)

EUR 50,000	Unione di Banche Italiane SCPA 4.9390%, 6/25/14**	$74,052
95,000	Zions Bancorp. 7.7500%, 9/23/14	104,163
		2,124,491
Commercial Services – Finance – 0.4%
115,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	121,980
Computers – Memory Devices – 0.1%
24,000	Seagate Technology 10.0000%, 5/1/14(144A)	27,840
Consumer Products – Miscellaneous – 0.8%
13,000	Jarden Corp. 8.0000%, 5/1/16	14,105
70,000	Jarden Corp. 7.5000%, 5/1/17	72,713
125,000	Reynolds Group Issuer, Inc. 9.0000%, 4/15/19(144A)	123,437
		210,255
Data Processing and Management – 0.5%
83,000	Fiserv, Inc. 3.1250%, 10/1/15	84,008
23,000	Fiserv, Inc. 3.1250%, 6/15/16	22,879
23,000	Fiserv, Inc. 4.7500%, 6/15/21	22,877
		129,764
Diversified Banking Institutions – 2.9%
55,000	Bank of America Corp. 3.6250%, 3/17/16	55,158
EUR 100,000	BNP Paribas 3.5000%, 3/7/16**	144,015
34,000	Citigroup, Inc. 5.0000%, 9/15/14	35,631
EUR 50,000	Credit Suisse Group Finance US, Inc. 3.6250%, 9/14/20‡	68,727
33,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	33,358
47,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	48,534
65,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	72,290
100,000	Morgan Stanley 3.4500%, 11/2/15	99,057
EUR 50,000	Morgan Stanley 4.0000%, 11/17/15	71,168
105,000	Morgan Stanley 5.6250%, 9/23/19	107,746
EUR 50,000	UniCredit SpA 4.8750%, 2/12/13**	74,241
		809,925
Diversified Financial Services – 1.1%
105,000	General Electric Capital Corp. 4.3750%, 9/16/20	103,797
192,000	General Electric Capital Corp. 5.3000%, 2/11/21	199,784
		303,581
Diversified Minerals – 0.3%
78,000	Teck Resources, Ltd. 10.2500%, 5/15/16**	93,210
Diversified Operations – 0.4%
64,000	Danaher Corp. 2.3000%, 6/23/16	63,949
54,000	Danaher Corp. 3.9000%, 6/23/21	53,787
		117,736
Diversified Operations – Commercial Services – 0.2%
58,000	ARAMARK Corp. 8.5000%, 2/1/15	60,248
Electric – Generation – 0.1%
13,000	AES Corp. 7.7500%, 10/15/15	13,878
Electric – Integrated – 0.7%
56,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16(144A)	60,480
14,000	CMS Energy Corp. 4.2500%, 9/30/15	14,400
76,000	CMS Energy Corp. 5.0500%, 2/15/18	78,105
20,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	20,064
26,000	PPL WEM Holdings PLC** 3.9000%, 5/1/16(144A)	26,680
		199,729
Electric – Transmission – 0.6%
GBP 100,000	Western Power Distribution (West Midlands) PLC 5.7500%, 4/16/32**	155,523
Electronic Components – Semiconductors – 2.5%
145,000	National Semiconductor Corp. 3.9500%, 4/15/15	154,156
100,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15(144A)	106,000
120,000	Texas Instruments, Inc. 0.8750%, 5/15/13	120,247
112,300	Texas Instruments, Inc. 1.3750%, 5/15/14	112,769
207,000	Texas Instruments, Inc. 2.3750%, 5/16/16	207,064
		700,236
Electronics – Military – 1.5%
300,000	L-3 Communications Corp. 6.3750%, 10/15/15	308,250
112,000	L-3 Communications Corp. 4.7500%, 7/15/20	110,881
		419,131
Finance – Auto Loans – 0.9%
100,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	106,304
125,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	144,802
		251,106

See Notes to Schedules of Investments and Financial Statements.

32 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Finance – Consumer Loans – 0.2%
$58,000	SLM Corp. 6.2500%, 1/25/16	$60,175
Finance – Investment Bankers/Brokers – 0.9%
115,000	Jefferies Group, Inc. 5.1250%, 4/13/18	115,232
114,000	Lazard Group LLC 7.1250%, 5/15/15	128,274
3,000	Lazard Group LLC 6.8500%, 6/15/17	3,309
		246,815
Finance – Leasing Companies – 0.6%
87,000	International Lease Finance Corp. 5.7500%, 5/15/16	85,670
87,000	International Lease Finance Corp. 6.2500%, 5/15/19	85,005
		170,675
Food – Canned – 0%
5,000	Del Monte Foods, Co. 7.6250%, 2/15/19(144A)	5,050
Food – Miscellaneous/Diversified – 0.6%
41,000	Kellogg Co. 3.2500%, 5/21/18	41,231
100,000	Kraft Foods, Inc. 6.5000%, 2/9/40	111,077
		152,308
Gambling – Non-Hotel – 0.3%
EUR 50,000	Codere Finance Luxembourg S.A. 8.2500%, 6/15/15(144A),**	73,587
Hotels and Motels – 0.2%
50,000	Marriott International, Inc. 5.6250%, 2/15/13	53,327
Investment Management and Advisory Services – 0%
10,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	10,425
Linen Supply & Related Items – 0.2%
29,000	Cintas Corp. No. 2 2.8500%, 6/1/16	29,227
31,000	Cintas Corp. No. 2 4.3000%, 6/1/21	30,979
		60,206
Lottery Services – 0.3%
EUR 50,000	Lottomatica SpA 5.3750%, 2/2/18**	72,619
Medical – Biomedical and Genetic – 0%
9,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	9,990
Medical – HMO – 0%
7,000	Health Care Service Corp. 4.7000%, 1/15/21(144A)	7,184
Medical Instruments – 0.7%
14,000	Boston Scientific Corp. 4.5000%, 1/15/15	14,761
92,000	Boston Scientific Corp. 6.0000%, 1/15/20	99,595
61,000	Boston Scientific Corp. 7.0000%, 11/15/35	65,330
		179,686
Money Center Banks – 0.9%
CAD 150,000	Lloyds TSB Bank PLC 5.2800%, 4/19/16**	155,842
EUR 50,000	Lloyds TSB Bank PLC 6.5000%, 3/24/20**	67,412
15,600	Lloyds TSB Bank PLC 6.3750%, 1/21/21**	16,240
		239,494
Mortgage Banks – 0.4%
37,000	Abbey National Treasury Services PLC 0%, 4/25/14‡,**	36,779
69,000	Abbey National Treasury Services PLC 4.0000%, 4/27/16**	68,470
		105,249
Multi-Line Insurance – 1.5%
78,000	American International Group, Inc. 5.4500%, 5/18/17	81,464
173,000	American International Group, Inc. 6.4000%, 12/15/20	186,215
EUR 50,000	American International Group, Inc. 8.0000%, 5/22/38(144A),‡	72,318
GBP 50,000	MetLife, Inc. 5.2500%, 6/29/20	82,005
		422,002
Multimedia – 0.3%
GBP 50,000	WPP PLC 6.0000%, 4/4/17	87,397
Oil and Gas Drilling – 1.2%
66,000	Ensco PLC 3.2500%, 3/15/16**	67,013
81,000	Ensco PLC 4.7000%, 3/15/21**	81,825
174,000	Nabors Industries, Inc. 5.0000%, 9/15/20	176,060
		324,898
Oil Companies – Integrated – 1.3%
EUR 50,000	BP Capital Markets PLC 3.8300%, 10/6/17**	72,697
58,000	Petrobras International Finance Co. 3.8750%, 1/27/16	59,063
73,000	Petrobras International Finance Co. 5.3750%, 1/27/21	74,957
EUR 95,000	Shell International Finance BV 4.3750%, 5/14/18**	145,577
		352,294
Oil Refining and Marketing – 0.3%
75,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17(144A)	70,500
Paper and Related Products – 1.1%
143,000	Georgia-Pacific LLC 5.4000%, 11/1/20(144A)	145,736

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 33

Janus Global Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Paper and Related Products – (continued)

EUR 50,000	M-real OYJ 8.7500%, 4/1/13‡,**	$76,668
EUR 50,000	Smurfit Kappa Acquisitions 7.7500%, 11/15/19(144A),**	74,856
		297,260
Pharmacy Services – 0.2%
65,000	Express Scripts, Inc. 3.1250%, 5/15/16	65,401
Pipelines – 2.0%
64,000	Buckeye Partners L.P. 4.8750%, 2/1/21	64,568
79,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	77,288
110,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	115,380
97,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	98,634
43,000	TC Pipelines L.P. 4.6500%, 6/15/21	42,769
50,000	TransCanada Pipelines, Ltd. 3.4000%, 6/1/15**	52,486
85,000	Western Gas Partners L.P. 5.3750%, 6/1/21	87,529
		538,654
Property Trust – 0.6%
EUR 50,000	Prologis International Funding S.A. 7.6250%, 10/23/14**	75,672
GBP 50,000	WT Finance Aust Pty, Ltd. / Westfield Europe Finance PLC / WEA Finance LLC 5.5000%, 6/27/17	85,753
		161,425
Publishing – Newspapers – 0%
6,000	Gannett Co., Inc. 7.1250%, 9/1/18(144A)	6,023
REIT – Diversified – 0.5%
EUR 50,000	Gecina S.A. 4.5000%, 9/19/14**	73,294
EUR 50,000	Unibail-Rodamco S.E. 4.6250%, 9/23/16**	75,934
		149,228
REIT – Health Care – 0.4%
6,000	HCP, Inc. 2.7000%, 2/1/14	6,086
88,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	92,685
		98,771
REIT – Hotels – 0.4%
110,000	Host Hotels & Resorts, Inc. 5.8750%, 6/15/19(144A)	110,137
REIT – Regional Malls – 1.0%
98,000	Rouse Co. L.P. 6.7500%, 5/1/13(144A)	101,307
172,000	Rouse Co. L.P. 6.7500%, 11/9/15	177,375
		278,682
REIT – Shopping Centers – 0.1%
21,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	20,701
Resorts and Theme Parks – 0.1%
37,000	Vail Resorts, Inc. 6.5000%, 5/1/19(144A)	37,185
Shipbuilding – 0.1%
11,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18(144A)	11,275
11,000	Huntington Ingalls Industries, Inc. 7.1250%, 3/15/21(144A)	11,385
		22,660
Steel – Producers – 0.2%
65,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	66,300
Super-Regional Banks – 0.4%
23,000	KeyCorp 5.1000%, 3/24/21	23,425
30,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	30,291
59,000	Wells Fargo & Co. 4.6000%, 4/1/21	59,328
		113,044
Telecommunication Services – 0.3%
GBP 50,000	Virgin Media Secured Finance PLC 7.0000%, 1/15/18**	84,848
Telephone – Integrated – 1.8%
29,000	CenturyLink, Inc. 5.1500%, 6/15/17	29,047
28,000	CenturyLink, Inc. 7.6000%, 9/15/39	26,933
296,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	317,830
100,000	Virgin Media Finance PLC 9.5000%, 8/15/16**	113,000
		486,810
Transportation – Railroad – 0.6%
125,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	135,625
23,000	Kansas City Southern de Mexico S.A. de C.V. 6.1250%, 6/15/21(144A)	23,000
		158,625
Transportation – Services – 0%
13,000	Asciano Finance, Ltd. 3.1250%, 9/23/15(144A)	12,827
Water – 0.3%
EUR 50,000	Veolia Environnement 4.2470%, 1/6/21**	72,150

Total Corporate Bonds (cost $12,797,390)		12,988,210

Foreign Government Bonds – 16.6%
AUD 320,000	Australia Government Bond 4.7500%, 6/15/16	341,261
AUD 190,000	Australia Government Bond 5.7500%, 5/15/21	211,973

See Notes to Schedules of Investments and Financial Statements.

34 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

EUR 29,000	Bundesobligation 4.0000%, 10/11/13**	$44,250
EUR 362,000	Bundesobligation 2.0000%, 2/26/16(144A),**	519,191
EUR 754,000	Bundesrepublik Deutschland 2.5000%, 1/4/21**	1,051,780
EUR 159,000	Bundesrepublik Deutschland 3.2500%, 7/4/21**	234,894
EUR 54,000	Bundesrepublik Deutschland 3.2500%, 7/4/42**	70,958
EUR 310,000	Bundesschatzanweisungen 1.0000%, 12/14/12**	446,148
CAD 145,000	Canadian Government Bond 4.2500%, 6/1/18**	165,009
GBP 123,000	United Kingdom Gilt 4.5000%, 3/7/13**	209,509
GBP 101,000	United Kingdom Gilt 2.2500%, 3/7/14**	166,559
GBP 116,000	United Kingdom Gilt 2.0000%, 1/22/16**	185,596
GBP 150,000	United Kingdom Gilt 4.5000%, 3/7/19**	265,490
GBP 392,000	United Kingdom Gilt 3.7500%, 9/7/20**	647,158

Total Foreign Government Bonds (cost $4,460,379)		4,559,776

Preferred Stock – 0.1%
Diversified Financial Services – 0.1%
1,075	Citigroup Capital 7.8750% (cost $29,073)	29,863

U.S. Government Agency Notes – 5.8%
	Fannie Mae:
33,041	5.0000%, 11/1/33	35,313
62,762	5.0000%, 12/1/33	67,126
34,010	5.0000%, 2/1/34	36,375
68,115	5.5000%, 5/1/35	74,067
273,906	5.5000%, 5/1/37	298,011
43,608	5.5000%, 3/1/38	47,445
34,747	4.5000%, 10/1/40	36,001
32,642	5.0000%, 3/1/41	34,891
98,278	4.5000%, 4/1/41	102,131
63,364	5.0000%, 4/1/41	67,453
81,608	5.0000%, 4/1/41	86,977
	Freddie Mac:
59,431	5.0000%, 1/1/19	64,223
146,000	6.0000%, 1/1/38	160,952
34,105	5.5000%, 5/1/38	37,069
95,175	5.5000%, 10/1/39	103,447
72,272	4.5000%, 1/1/41	74,773
98,690	4.5000%, 5/1/41	102,406
161,805	5.0000%, 5/1/41	172,371

Total U.S. Government Agency Notes (cost $1,608,917)		1,601,031

U.S. Treasury Notes/Bonds – 19.9%
	U.S. Treasury Notes/Bonds:
902,000	0.6250%, 12/31/12	905,700
225,000	0.6250%, 4/30/13	225,808
235,000	0.7500%, 12/15/13	235,771
9,000	1.2500%, 2/15/14	9,132
225,000	1.0000%, 5/15/14	226,494
954,000	2.1250%, 12/31/15	979,340
118,000	2.0000%, 1/31/16	120,295
48,000	2.2500%, 3/31/16	49,369
413,000	1.7500%, 5/31/16	413,644
389,000	2.7500%, 12/31/17	399,394
46,000	2.7500%, 2/28/18	47,103
130,000	2.3750%, 5/31/18	129,310
4,000	2.6250%, 11/15/20	3,853
1,265,000	3.1250%, 5/15/21	1,261,445
45,000	4.7500%, 2/15/41	47,834
416,000	4.3750%, 5/15/41	415,351

Total U.S. Treasury Notes/Bonds (cost $5,481,161)		5,469,843

Money Market – 5.3%
1,462,965	Janus Cash Liquidity Fund LLC, 0% (cost $1,462,965)	1,462,965

Total Investments (total cost $27,428,069) – 100.7%		27,698,937

Liabilities, net of Cash, Receivables and Other Assets– (0.7)%		(193,211)

Net Assets – 100%		$27,505,726

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$984,397	3.6%
Bermuda	70,500	0.3%
Canada	310,705	1.1%
Cayman Islands	161,860	0.6%
Denmark	74,957	0.3%
Finland	76,668	0.3%
France	860,739	3.1%
Germany	2,367,221	8.5%
Ireland	74,856	0.3%
Italy	365,190	1.3%
Luxembourg	149,259	0.5%
Mexico	231,912	0.8%
Netherlands	198,357	0.7%
Singapore	106,000	0.4%
Spain	166,238	0.6%
Sweden	144,964	0.5%
United Kingdom	4,251,681	15.4%
United States††	17,103,433	61.7%

Total	$27,698,937	100.0%

††	Includes Cash Equivalents (56.5% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency		Unrealized
	Units Sold/	Currency	Appreciation/
Counterparty/Currency Sold/(Purchased) and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

JPMorgan Chase & Co.:
British Pound 8/4/11	482,000	$773,135	$6,481
Canadian Dollar 8/4/11	(416,000)	(431,080)	6,582
Euro 8/4/11	175,000	253,507	117
Japanese Yen 8/4/11	(428,755,000)	(5,327,957)	(15,706)

Total		$(4,732,395)	$(2,526)

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 35

Janus High-Yield Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up fundamental process starts with individual company research and ends with individual security selection. Our process also facilitates decision-making at the macro level, enabling us to make informed decisions around allocations across all sectors within the leveraged finance universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the one-year period ended June 30, 2011, Janus High-Yield Fund’s Class T Shares returned 16.14% compared to a 15.63% return for the Fund’s benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index.

Investment Philosophy

Through our bottom-up, fundamental process, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. We deploy a holistic approach in analyzing companies that involves intense focus on the key drivers of the business as well as valuations across all securities within a company’s capital structure. We believe that Management teams are employed to drive returns for their equity holders (typically including the management), and thus an important part of our process is focused on the benefits to the equity holder from reducing debt and deleveraging the capital structure. These actions must be advantageous to the equity holder for the strategy to work. Thus, we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts fighting for recovery value. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above, the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the Fund.

Our in-house research plays a crucial role in the management of the Fund. We believe a key strength is our integrated research model, which harnesses the resources of our 17 fixed income and 38 equity analysts (includes co-portfolio managers).

Market Environment

Interest rate volatility became a central theme for investors over the past twelve months. Over the period, investor expectations were met with near-opposite outcomes as markets reacted to new information frustrating the forecasts of economists across the globe. Although the 10-year U.S. Treasury yield ended the period slightly above where it began at 2.93%, its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock

36 | JUNE 30, 2011

(unaudited)

and bond markets worldwide. Early in the period, the 10-year U.S. Treasury steadily fell to a low of 2.39% on October 7 as investors fretted about a double-dip recession scenario, deflationary risks and potential repercussions as governments around the globe pondered the completion of various stimulus spending programs. Indications of a more sustainable, consumer-driven economic recovery moving into year-end pushed rates sharply up, climbing to a 10-year U.S. Treasury high of 3.74% on February 8 as investors were drawn to riskier assets based on stronger economic growth signals and concerns of rising interest rates. The trend reversed course in the following weeks as a flight to safety resulted due to the political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, after which point they began a gradual decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June resulted in a significant U.S. Treasury rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior. The consensus view that rates were headed higher was challenged throughout the period.

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic periods of investor unrest. This trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence waned early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening of credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures, allowing spreads and investor appetite for risk assets to recover somewhat. None of these issues have been truly resolved, however, and investors should anticipate continued volatility driven principally by political and headline risk. The excessive imbalances in the world continue to present uncertain and challenging environments for investors.

Fund Comments

Given this backdrop, we periodically reduced the Fund’s risk, incrementally focusing on higher-quality, lower-beta positions during periods of uncertainty. This proved beneficial to the Fund as investors became risk averse in various periods of market uncertainty in late summer/early fall 2010, in February 2011 as well as during the most recent quarter. Despite the occasional defensive shift, our fundamental bullish positioning toward high-yield credit remained in place. We believe our focus on fundamental research and security selection in the high-yield markets represents the most effective way to capture alpha and manage Fund risk.

In general, high-beta names in high-yield corporate debt performed well early in the period, benefiting from positive global economic and equity market momentum. In fact, sub-investment-grade yields tested an all-time low in early February, although spreads remained near historical averages. This raises the question around low yields and attractive spreads in the high-yield market. We briefly reduced beta exposure in the segment during February, when yield spreads tightened to the lowest levels in almost a year. The timing was fortunate as the market’s risk appetite was interrupted with market unrest emerging a few weeks later. Spreads began to widen in March and then narrowed again toward month end. Although these market movements offered select buying opportunities, we remained extremely cognizant of binary risks in the high-yield market and continued to focus on closely scrutinizing each credit’s logical, as well as relative, value.

Our overall thesis on high-yield credit remained much the same despite the market’s volatility, with corporate issuers continuing to perform well on a fundamental basis in areas of cash flow generation and profitability. We remained bullish on the segment from both relative value and fundamental perspectives, but continued to selectively rotate from early stage sectors such as steel, chemicals and retail, incrementally emphasizing financials and later-cycle industries such as media and lodging. We also took advantage of widening credit spreads during periods of risk aversion to swap certain bond positions within different maturities from the same issuer, in some cases scaling back duration while maintaining company exposure.

We maintained a small weighting in bank loans, an asset class that experienced significant demand as investors looked for ways to reduce portfolio interest rate sensitivity. Our sense is that the flight to this sector was driven mostly by interest rate views over relative value as we favored short duration high yield over bank loans. Bank loans offer a variable rate that can be attractive in rising interest rate environments, but structures and valuations are becoming more borrower friendly, which is making us more cautious on the asset class. Both investors and

Janus Fixed Income & Money Market Funds | 37

Janus High-Yield Fund (unaudited)

issuers in the bank loan market are beginning to demonstrate behavior that reminds us of 2007, increasing our sense of concern for the sector.

Contributors to performance

One of the world’s largest and most recognized auto manufacturers, Ford has benefited from a number of improvements in its business model including reduced costs, better product mix, and their competitors’ stigma of having accepted government bailouts. These tailwinds have lessened somewhat as input costs have risen and rising gas prices have begun to compel new-car purchasers toward less profitable, more fuel efficient models. Despite these changes in the market, we believe Ford’s debt reduction strategy remains on course and that an upgrade to investment grade remains likely.

A supplier of high-tech auto parts, Visteon has a well-diversified customer base of auto manufacturers and continues to gain market share globally. The company’s key component distribution to fuel-efficient manufacturers such as Hyundai have also benefited from consumers’ preferences for smaller, technologically advanced cars in the face of rising gasoline prices. Having emerged from bankruptcy, the company has successfully restructured its capital base and recently issued new debt at attractive levels relative to peers.

First Data is an electronic payments processor that handles over 50% of the credit card transactions within the U.S. As a late cycle business tied to the recovery in consumer spending, the historically strong recurring revenue inherent in First Data’s business model continues to incrementally improve. The company underwent a leveraged buy-out at the top of the market in 2007, resulting in a good business with a poorly formulated capital structure. Fortunately, First Data has successfully amended and extended its near-term maturities and is in the process of restoring its balance sheet.

Detractors from performance

Recently purchased by private equity firm Fortress Investment Group, American General remains one of the highest-quality, sub-prime consumer lenders, in our opinion. The company is a high-touch relationship driven lender that experienced a considerably lower loss ratio during the credit crisis than its peers. American General also has a market share accumulation opportunity, in our opinion, in areas of consumer lending that we think will be less profitable for their larger competitors due to the higher capital ratio requirements facing “systemically important” banks.

As the largest developer and operator of tree plantations in China, Sino Forest provided an interesting opportunity given China’s net-importation of both logs and pulp. Though we have visited multiple plantations personally, we had questions about the possibility that Sino Forest is overstating the actual number of trees under the company’s control, including accusations of potential fraud. Given the situation, we exited our position this year.

During the year in review, our holdings in Clear Channel, a global media and entertainment company specializing in mobile and on-demand entertainment and information services, also detracted from relative performance. As a company that significantly burdened its balance sheet with a leveraged buyout (LBO) prior to the credit crisis, Clear Channel’s balance sheet woes kept us underweight the holding during the period. As revenues from radio advertising improve faster than we anticipated, our limited allocation led to a relative detraction as the bonds outperformed.

Outlook

The bond climate continually defied consensus expectations throughout the past six months. At the beginning of the year, prognosticators mostly anticipated higher interest rates and inflation driven by accelerating economic growth. To date, the reverse has proven to be true and has recently resulted in a general lack of investor confidence in two key areas. The first is the disappointing global economic signals that continue to emerge. From regional surveys in the U.S. to confidence levels in Europe and a challenging economic environment in Japan, the global economic data has turned modestly weaker. The real question is whether this recent information represents a temporary soft patch or the early signs of retreat back into recession. We think the former is more probable based on information we are receiving from our bottom-up fundamental company research. Given the positive data velocity at the end of 2010 and early 2011, it seems logical that the economy could pause a bit, and our core belief is that growth recovery will resume in the third and fourth quarters, though at a lower trajectory than previous GDP forecasts. We will continue to monitor developments closely and may revise our opinion as our ongoing discussions at the company level continue to provide real-time information on the state of the economy.

Looking ahead, we believe the most crucial factor to U.S. economic expansion will be acceleration in employment and wages in the economy, making the next several nonfarm payroll reports and regional employment surveys extremely important. We also continue to focus intently on the global growth engine of China, where

38 | JUNE 30, 2011

(unaudited)

monetary tightening seems to be in the later stages. Our expectation is that growth in the region will moderate yet remain solid, but we are closely monitoring Chinese equity markets for indications of domestic confidence. Recent reports on delinquent credits within the country’s banking system and recent claims of fraudulent corporate policies and malfeasance are garnering considerable attention.

On the U.S. inflation front, the Federal Reserve Board (“the Fed”) appear to have been able to circumvent this risk of deflation while keeping inflation fears at bay for the moment, explaining the recent pricing pressures as being transitory in nature. Still, the ramifications of recent higher raw materials may take up to another 12 months to work through the system down to consumers. In addition, rising Owners’ Equivalent Rent will start to feed into the core CPI rates going forward. This is an area we are monitoring closely. While growth is slowing and inflation fears are moderating, it also seems that the odds of an additional round of quantitative easing or QE3 seem remote. The negative speculation surrounding the wind down of the Fed’s most recent round of quantitative easing (QE2) has added considerable, and, in our view, unnecessary, noise to an already stressed marketplace.

The second and probably greater area making markets nervous is the risk ensuing from escalating concerns around U.S. and European government debt. In the U.S., Washington’s partisan budget battles have taken center stage and will probably intensify into the upcoming election cycle. Growing deficits and rising levels of absolute debt have raised questions around Washington’s lack of fiscal responsibility. As we approached the U.S. debt ceiling, the pressure moved to ceiling expansions and deficit reduction targets, with congress and the White House trying to find a common ground. From an economic standpoint, a lasting resolution could be a drag on growth, though it remains to be seen whether Congress will more fully embrace tax policy or austerity measures as the most workable fiscal salve. Long term, we think the federal debt burden is one of the most significant risk factors for markets. While we are optimistic that the U.S. will eventually get its financial house in order, the debate on how best to unwind this mess is likely to keep markets on edge until some sort of resolution is reached.

This is an appropriate point in our letter to interject an out-of-period but highly relevant comment regarding recent actions of the rating agencies Standard & Poor’s and Moody’s. After markets closed on July 13, 2011, Moody’s announced that it had put the U.S. under review for a credit rating downgrade. This followed a similar move by Standard & Poor’s in April, which lowered its U.S. credit rating outlook to negative from stable. Clearly, the ratings agencies were losing patience with Washington as the clock ticked on the deadline to raise the debt limit and politicians appeared deadlocked on a deal, raising the prospect of a “huge calamity,” as Fed Chairman Ben Bernanke put it, should the U.S. default. To put this in perspective, roughly 72% of the U.S. bond market, as represented by the Agg, was at risk of being downgraded. Despite the increasingly rancorous tone in Washington, a deal was reached before the August 2 deadline to raise the U.S. debt limit, thus averting a default. Unfortunately, the high-stakes, partisan nature of this battle resulted in what is probably best characterized as a stopgap solution. The inevitable resurgence of the issue is likely to plague the markets through the 2012 election season and may lead to more volatility and uncertainty.

The debt situation in Europe is also elevating overall market anxiousness. It is difficult to analyze exactly how the European Central Bank’s and International Monetary Fund’s approaches to the financial woes of countries such as Greece, Spain and Italy will play out long term. Short-term it appears they are just kicking the can down the road, as well as creating greater political debate (and by extension uncertainty) in financially strong countries such as Germany and France. Ultimately, the debt of fiscally unstable sovereignties needs to be restructured in a way that allows for economic independence from other euro-zone countries, and we expect to see higher risk premiums throughout the region until that occurs.

Against this landscape, we think interest rate risk continues to pose a considerably larger threat to bond investors compared to default risk from our prudently selected credits. Unfortunately, the much-publicized debt problems of nations around the world are amplifying volatility across broader bond markets and causing substantial headline risk, which would be easier to discount if growth indicators were stronger. Hence, we think a modestly cautious stance is justified in what is likely to remain an uncertain and volatile market climate. We also stand ready to take advantage of opportunities offered in market downdrafts in the form of attractive corporate credit valuations. It seems inevitable that fundamentals remain the chief driver of market performance despite periods of uncertainty, and we believe that securities purchased as the current turmoil ebbs will help position the Fund to continue to deliver the strongest risk-adjusted return potential over the long-term.

Looking at the high-yield market, we continue to believe that valuations are attractive and see numerous opportunities within the market. The fundamental improvement of companies post the 2008 crisis has

Janus Fixed Income & Money Market Funds | 39

Janus High-Yield Fund (unaudited)

resulted in some of the strongest margins and operating cash flows on record. These improving corporate fundamentals are directly flowing through to improving credit quality as leverage continues to decline. At the same time, the improving free cash flow profiles of companies is leading to improving liquidity profiles within capital structures, putting management in a strong financial position. The improving fundamentals are not going unnoticed as the rating agencies have started the early cycle of upgrades in what we believe will be a long and drawn out cycle of upgrades across the high-yield space. We are also seeing a technical bid for yield in the fixed income markets that is directly supporting the high-yield market. The zero interest rate policy environment that we are in, as well as long rates defying the consensus view that they must move higher, has resulted in strong buying of high-yield credit. We expect this to continue and believe it will be supportive of high-yield credit.

One if the dilemmas we face today in the high-yield market is the low absolute yields on a historical basis being driven by the low yields in the U.S. Treasury market. The low yields are accompanied by very attractive historical spreads, in our opinion. While absolute yield is an important driver of total return, we believe that spreads have additional room to tighten from current levels, for the reasons cited above. All in all, we believe the ultimate success in the high-yield market will be driven by individual security selection, which is core to our process. Finding the best risk/reward opportunities and avoiding the credits with significant downside is the key to long term success in high yield investing in our opinion.

On behalf of each member of our investment team, thank you for your investment in Janus High-Yield Fund. We appreciate you entrusting us with your assets and look forward to continuing to play a role in your overall portfolio.

Alpha is a measure of the return for asset specific (or residual) risk. An alpha of 1.0 means the portfolio outperformed the market by 1.0%. A positive (negative) alpha indicates that a portfolio was positively (negatively) rewarded for the residual risk taken for a given level of market exposure.

Beta is a measurement of a portfolio’s trailing since-inception returns in relation to the overall market (or appropriate market index). Beta of 1 means share price will typically move with the market; Beta more than 1 means share price will typically be more volatile than the market; Beta less than 1 means share price will typically be less volatile than the market.

The Consumer Price Index (CPI) represents changes in prices of all goods and services purchased for consumption by urban households. The core CPI represents changes in prices of all goods, excluding volatile food and energy prices.

Owners’ Equivalent Rent (OER) measures the change in the price of the shelter services provided by owner-occupied housing. Rental equivalence measures the change in the implicit rent, which is the amount a homeowner would pay to rent, or would earn from renting, his or her home in a competitive market. It is one of the larger components of CPI.

40 | JUNE 30, 2011

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
June 30, 2011

Weighted Average Maturity	7.0 Years
Average Effective Duration*	4.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	6.49%
With Reimbursement	6.49%
Class A Shares at MOP
Without Reimbursement	6.18%
With Reimbursement	6.18%
Class C Shares***
Without Reimbursement	5.73%
With Reimbursement	5.73%
Class D Shares
Without Reimbursement	6.79%
With Reimbursement	6.79%
Class I Shares
Without Reimbursement	6.35%
With Reimbursement	6.35%
Class R Shares
Without Reimbursement	6.09%
With Reimbursement	6.09%
Class S Shares
Without Reimbursement	6.35%
With Reimbursement	6.35%
Class T Shares
Without Reimbursement	6.60%
With Reimbursement	6.60%
Number of Bonds/Notes	254

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities )
June 30, 2011

BBB	3.5%
BB	25.2%
B	50.8%
CCC	14.6%
CC	0.5%
Other	5.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2011

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 1.9% of total net assets.

Janus Fixed Income & Money Market Funds | 41

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011					Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	16.09%	8.27%	7.73%	8.10%	0.92%	0.92%

MOP	10.60%	7.22%	7.21%	7.76%

Janus High-Yield Fund – Class C Shares

NAV	15.16%	7.54%	6.99%	7.34%	1.65%	1.65%

CDSC	14.08%	7.54%	6.99%	7.34%

Janus High-Yield Fund – Class D Shares(1)	16.28%	8.41%	7.82%	8.16%	0.77%	0.77%

Janus High-Yield Fund – Class I Shares	16.35%	8.38%	7.80%	8.15%	0.64%	0.64%

Janus High-Yield Fund – Class R Shares	15.62%	7.80%	7.25%	7.60%	1.37%	1.37%

Janus High-Yield Fund – Class S Shares	15.83%	8.09%	7.51%	7.87%	1.12%	1.12%

Janus High-Yield Fund – Class T Shares	16.14%	8.38%	7.80%	8.15%	0.88%	0.88%

Barclays Capital U.S. Corporate High-Yield Bond Index	15.63%	9.30%	8.99%	7.42%

Lipper Quartile – Class T Shares	1st	1st	2nd	1st

Lipper Ranking – based on total returns for High Current Yield Funds	106/489	64/361	85/233	7/86

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

42 | JUNE 30, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

Janus Fixed Income & Money Market Funds | 43

Janus High-Yield Fund (unaudited)

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

44 | JUNE 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,039.90	$4.60

Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,035.60	$7.67

Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	$7.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,040.70	$3.69

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,039.60	$3.59

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,038.10	$6.37

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,038.80	$5.61

Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,040.10	$4.35

Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31

†	Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.52% for Class C Shares, 0.73% for Class D Shares, 0.71% for Class I Shares, 1.26% for Class R Shares, 1.11% for Class S Shares and 0.86% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Fixed Income & Money Market Funds | 45

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Bank Loans – 4.5%
Advertising Services – 0.1%
$1,628,815	Visant Corp. 5.2500%, 12/22/16‡	$1,618,342
Bicycle Manufacturing – 0.1%
1,485,000	SRAM, LLC 8.5000%, 12/7/18‡	1,480,367
Broadcast Services and Programming – 0.6%
10,685,000	Hubbard Broadcasting, Inc. 8.7500%, 4/30/18‡	10,854,144
Building – Residential and Commercial – 0.1%
2,430	Orleans Homebuilders, Inc. 10.7500%, 2/14/16‡	2,430
1,798,057	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	1,798,057
		1,800,487
Building Products – Air and Heating – 0.3%
1,480,810	Goodman Global, Inc. 5.7500%, 10/28/16‡	1,482,868
3,283,000	Goodman Global, Inc. 9.0000%, 10/30/17‡	3,360,151
		4,843,019
Casino Hotels – 1.2%
2,376,000	Caesars Entertainment Corp. 0%, 4/25/17(a),‡	2,394,414
11,881,000	Caesars Entertainment Corp. 9.2500%, 4/25/17‡	11,973,078
7,787,000	MGM Resorts International 7.0000%, 2/21/14‡	7,591,624
		21,959,116
Casino Services – 0.1%
2,311,126	CCM Merger, Inc. 7.0000%, 3/1/17‡	2,337,126
Electric – Integrated – 0.3%
3,310,154	Texas Competitive Electric Holdings Co. LLC 4.6896%, 10/10/17‡	2,586,521
3,512,486	Texas Competitive Electric Holdings Co. LLC 4.7683%, 10/10/17‡	2,744,621
		5,331,142
Food – Canned – 0.4%
7,927,000	Del Monte Foods Co. 4.5000%, 3/8/18‡	7,900,127
Food – Retail – 0.1%
1,504,000	Great Atlantic & Pacific Tea Co. 8.7500%, 6/14/12‡	1,516,694
Medical – Outpatient and Home Medical Care – 0.3%
4,805,850	Res-Care, Inc. 7.2500%, 12/22/16‡	4,805,850
Retail – Pet Food and Supplies – 0.1%
2,957,130	Petco Animal Supplies, Inc. 4.5000%, 11/24/17‡	2,946,366
Retail – Restaurants – 0.3%
2,396,955	Burger King Corp. 4.5000%, 10/19/16‡	2,388,470
2,965,119	Dunkin Brands, Inc. 4.2500%, 11/23/17‡	2,959,396
		5,347,866
Special Purpose Entity – 0.3%
5,453,855	Fox Acquisition LLC 4.7500%, 7/14/15‡	5,450,474
Toys – 0.2%
3,588,008	Oriental Trading Co., Inc. 7.0000%, 2/11/17‡	3,525,217

Total Bank Loans (cost $82,904,011)		81,716,337

Common Stock – 0.7%
Telephone – Integrated – 0.7%
328,592	CenturyLink, Inc. (cost $8,039,100)	$13,284,974

Corporate Bonds – 86.0%
Advertising Services – 0.5%
$2,367,000	Checkout Holding Corp. 0%, 11/15/15(144A)	1,517,839
7,573,000	Visant Corp. 10.0000%, 10/1/17	7,838,055
		9,355,894
Aerospace and Defense – 1.9%
32,689,000	ADS Tactical, Inc. 11.0000%, 4/1/18(144A)	34,486,895
Aerospace and Defense – Equipment – 0.8%
14,235,000	TransDigm, Inc. 7.7500%, 12/15/18(144A)	14,946,750
Agricultural Chemicals – 0.7%
7,271,000	CF Industries, Inc. 7.1250%, 5/1/20	8,461,626
4,075,000	Phibro Animal Health Corp. 9.2500%, 7/1/18(144A)	4,299,125
		12,760,751
Airlines – 0.7%
2,954,000	American Airlines, Inc. 7.5000%, 3/15/16(144A)	2,894,920
1,066,000	Delta Air Lines, Inc. 9.5000%, 9/15/14(144A)	1,136,622
4,277,000	United Air Lines, Inc. 9.8750%, 8/1/13(144A)	4,490,850
4,158,000	United Air Lines, Inc. 12.0000%, 11/1/13(144A)	4,459,455
		12,981,847
Apparel Manufacturers – 1.3%
6,474,000	Levi Strauss & Co. 8.8750%, 4/1/16	6,716,775
5,940,000	Levi Strauss & Co. 7.6250%, 5/15/20	5,940,000
11,045,000	Quiksilver, Inc. 6.8750%, 4/15/15	10,713,650
		23,370,425
Automotive – Cars and Light Trucks – 0.7%
11,553,000	Ford Motor Co.** 7.4500%, 7/16/31	13,096,908

See Notes to Schedules of Investments and Financial Statements.

46 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Automotive – Truck Parts and Equipment – Original – 1.5%
$2,970,000	Accuride Corp. 9.5000%, 8/1/18	$3,177,900
10,425,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17(144A)	11,363,250
3,558,000	International Automotive Components Group S.L. 9.1250%, 6/1/18(144A)	3,638,055
4,466,000	Pinafore LLC / Pinafore, Inc. 9.0000%, 10/1/18(144A)	4,812,115
4,455,000	Tenneco, Inc. 7.7500%, 8/15/18	4,666,612
		27,657,932
Automotive – Truck Parts and Equipment – Replacement – 0.3%
4,775,000	Exide Technologies 8.6250%, 2/1/18(144A)	4,966,000
Beverages – Wine and Spirits – 0.1%
1,175,000	Constellation Brands, Inc. 8.3750%, 12/15/14	1,336,563
Broadcast Services and Programming – 0.6%
7,799,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19(144A)	7,799,000
3,020,000	XM Satellite Radio , Inc. 7.6250%, 11/1/18(144A)	3,155,900
		10,954,900
Building – Residential and Commercial – 1.5%
5,940,000	Lennar Corp. 5.6000%, 5/31/15	5,836,050
7,155,000	M/I Homes, Inc. 8.6250%, 11/15/18	7,038,731
5,940,000	Meritage Homes Corp. 6.2500%, 3/15/15	5,850,900
7,685,000	Shea Homes L.P. / Shea Homes Funding Corp. 8.6250%, 5/15/19(144A)	7,569,725
		26,295,406
Building and Construction – Miscellaneous – 0.3%
4,752,000	American Residential Services LLC 12.0000%, 4/15/15(144A)	5,138,100
Building and Construction Products – Miscellaneous – 0.9%
9,504,000	Ply Gem Industries, Inc. 13.1250%, 7/15/14	9,979,200
5,972,000	Ply Gem Industries, Inc. 8.2500%, 2/15/18(144A)	5,658,470
		15,637,670
Building Products – Cement and Aggregate – 0.9%
10,782,000	Cemex Espana Luxembourg 9.2500%, 5/12/20(144A)	10,674,180
2,890,000	Cemex S.A.B. de C.V. 0%, 9/30/15(144A),‡	2,788,850
2,995,000	Cemex S.A.B. de C.V. 9.0000%, 1/11/18(144A)	3,047,412
		16,510,442
Building Products – Doors and Windows – 0.3%
5,936,000	Masonite International Corp. 8.2500%, 4/15/21(144A)	5,898,900
Building Products – Wood – 0.4%
8,008,000	Boise Cascade LLC 7.1250%, 10/15/14	7,927,920
Cable/Satellite Television – 2.1%
9,504,000	Block Communications, Inc. 8.2500%, 12/15/15(144A)	9,682,200
15,637,000	Ono Finance PLC 10.8750%, 7/15/19(144A)	16,653,405
10,342,000	Unitymedia Hessen/Unitymedia NRW 8.1250%, 12/1/17(144A)	10,988,375
		37,323,980
Casino Hotels – 4.9%
11,855,000	Ameristar Casinos, Inc. 7.5000%, 4/15/21(144A)	12,225,469
3,564,000	Boyd Gaming Corp. 6.7500%, 4/15/14	3,532,815
2,376,000	Caesars Entertainment Operating Co., Inc. 11.2500%, 6/1/17	2,622,510
1,782,000	Caesars Entertainment Operating Co., Inc. 12.7500%, 4/15/18(144A)	1,777,545
24,367,000	Caesars Entertainment Operating Co., Inc. 10.0000%, 12/15/18	21,991,217
2,990,000	CityCenter Holdings LLC / CityCenter Finance Corp. 7.6250%, 1/15/16(144A)	3,087,175
4,289,000	MGM Mirage 10.3750%, 5/15/14	4,868,015
7,184,000	MGM Mirage 4.2500%, 4/15/15	7,776,680
8,374,000	MGM Mirage 7.5000%, 6/1/16	7,955,300
4,132,000	MGM Mirage 11.1250%, 11/15/17	4,720,810
3,267,000	MGM Mirage 11.3750%, 3/1/18	3,667,208
5,940,000	MGM Mirage 9.0000%, 3/15/20	6,504,300
6,534,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.7500%, 8/15/20	7,097,557
		87,826,601
Casino Services – 0.6%
10,402,000	CCM Merger, Inc. 8.0000%, 8/1/13(144A)	10,219,965
Cellular Telecommunications – 0.9%
4,455,000	Sprint Nextel Corp. 6.0000%, 12/1/16	4,449,431
11,434,000	Sprint Nextel Corp. 8.3750%, 8/15/17	12,563,108
		17,012,539
Chemicals – Diversified – 2.3%
4,714,000	Celanese U.S. Holdings LLC 5.8750%, 6/15/21(144A)	4,820,065

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 47

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Chemicals – Diversified – (continued)

$26,194,000	Lyondell Chemical Co. 8.0000%, 11/1/17(144A)	$29,140,825
7,419,000	Lyondell Chemical Co. 11.0000%, 5/1/18	8,309,280
		42,270,170
Chemicals – Specialty – 0.4%
7,177,000	Vertellus Specialties, Inc. 9.3750%, 10/1/15(144A)	7,428,195
Coal – 0.2%
2,376,000	Consol Energy, Inc. 6.3750%, 3/1/21(144A)	2,364,120
1,189,000	James River Escrow, Inc. 7.8750%, 4/1/19(144A)	1,177,110
		3,541,230
Commercial Banks – 2.8%
4,161,348	CIT Group, Inc. 7.0000%, 5/1/14	4,213,365
6,831,000	CIT Group, Inc. 7.0000%, 5/4/15	6,839,539
32,589,000	CIT Group, Inc. 7.0000%, 5/1/17**	32,507,527
6,273,000	CIT Group, Inc. 6.6250%, 4/1/18(144A)	6,539,603
		50,100,034
Commercial Services – 1.0%
4,748,000	ARAMARK Holdings Corp. 8.6250%, 5/1/16(144A)	4,831,090
1,785,000	Iron Mountain, Inc. 8.0000%, 6/15/20	1,847,475
10,396,000	Iron Mountain, Inc. 8.3750%, 8/15/21	10,915,800
		17,594,365
Commercial Services – Finance – 0.7%
11,880,000	Cardtronics, Inc. 8.2500%, 9/1/18	12,667,050
Consumer Products – Miscellaneous – 0.6%
2,376,000	Jarden Corp. 8.0000%, 5/1/16	2,577,960
5,720,000	Reynolds Group Issuer, Inc. 7.1250%, 4/15/19(144A)	5,677,100
3,011,000	Reynolds Group Issuer, Inc. 9.0000%, 4/15/19(144A)	2,973,362
		11,228,422
Containers – Metal and Glass – 0.7%
4,816,000	Ardagh Packaging Finance PLC 7.3750%, 10/15/17(144A)	4,960,480
8,126,000	Ardagh Packaging Finance PLC 9.1250%, 10/15/20(144A)	8,552,615
		13,513,095
Containers – Paper and Plastic – 0.6%
3,500,000	Graham Packaging Co. L.P. / GPC Capital Corp. 8.2500%, 10/1/18	3,893,750
5,825,000	Graphic Packaging International, Inc. 7.8750%, 10/1/18	6,174,500
		10,068,250
Cosmetics and Toiletries – 0.1%
1,791,000	Elizabeth Arden, Inc. 7.3750%, 3/15/21	1,864,879
Cruise Lines – 0.2%
3,855,000	NCL Corp., Ltd. 9.5000%, 11/15/18(144A)	4,105,575
Data Processing and Management – 1.1%
9,068,000	First Data Corp. 11.2500%, 3/31/16**	8,931,980
3,686,000	First Data Corp. 8.2500%, 1/15/21(144A)	3,612,280
7,245,000	First Data Corp. 12.6250%, 1/15/21(144A)	7,752,150
		20,296,410
Direct Marketing – 0.9%
9,632,000	Affinion Group Holdings, Inc. 11.6250%, 11/15/15(144A)	9,632,000
6,528,000	Affinion Group, Inc. 11.5000%, 10/15/15	6,740,160
		16,372,160
Distribution/Wholesale – 0.5%
3,772,000	Ace Hardware Corp. 9.1250%, 6/1/16(144A)	4,007,750
4,752,000	McJunkin Red Man Corp. 9.5000%, 12/15/16(144A)	4,835,160
		8,842,910
Diversified Banking Institutions – 0.7%
12,177,000	Ally Financial, Inc. 7.5000%, 9/15/20(144A)	12,724,965
Diversified Minerals – 0.8%
15,013,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15(144A)	15,313,260
Diversified Operations – 0.7%
4,733,000	Bombardier, Inc. 7.7500%, 3/15/20(144A)	5,324,625
7,113,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21(144A)	7,113,000
		12,437,625
Diversified Operations – Commercial Services – 0.4%
6,326,000	ARAMARK Corp. 8.5000%, 2/1/15	6,571,133
Electric – Generation – 0.7%
2,376,000	AES Corp. 9.7500%, 4/15/16	2,696,760
9,261,000	AES Corp. 8.0000%, 10/15/17	9,816,660
		12,513,420
Electric – Integrated – 1.4%
5,940,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16(144A)	6,415,200
8,155,000	Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.0000%, 12/1/20	8,696,981
10,406,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18(144A)	10,165,143
		25,277,324

See Notes to Schedules of Investments and Financial Statements.

48 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Electronic Components – Semiconductors – 0.9%
$9,398,000	Advanced Micro Devices, Inc. 8.1250%, 12/15/17	$9,820,910
6,534,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15(144A)	6,926,040
		16,746,950
Engineering – Research and Development Services – 0.2%
3,623,000	Abengoa Finance SAU 8.8750%, 11/1/17(144A)	3,699,989
Engines – Internal Combustion – 0.2%
4,213,000	Briggs & Stratton Corp. 6.8750%, 12/15/20	4,465,780
Finance – Auto Loans – 1.1%
5,643,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	6,190,614
2,376,000	Ford Motor Credit Co. LLC 8.7000%, 10/1/14	2,659,908
8,910,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	10,321,460
		19,171,982
Finance – Consumer Loans – 1.8%
15,694,000	AGFC Capital Trust I 6.0000%, 1/15/67(144A),‡	10,593,450
23,224,000	Springleaf Finance Corp 6.9000%, 12/15/17	21,308,020
		31,901,470
Finance – Investment Bankers/Brokers – 0.3%
5,610,000	E*Trade Financial Corp. 6.7500%, 6/1/16	5,497,800
Finance – Leasing Companies – 1.1%
17,863,000	International Lease Finance Corp. 8.7500%, 3/15/17(144A)	19,537,656
Food – Canned – 0.4%
3,433,000	Del Monte Foods, Co. 7.6250%, 2/15/19(144A)	3,467,330
2,970,000	TreeHouse Foods, Inc. 7.7500%, 3/1/18	3,155,625
		6,622,955
Food – Dairy Products – 0.6%
10,767,000	Dean Foods Co. 9.7500%, 12/15/18(144A)	11,439,937
Food – Meat Products – 0.4%
3,562,000	Smithfield Foods, Inc. 4.0000%, 6/30/13	4,189,803
3,171,000	Smithfield Foods, Inc. 10.0000%, 7/15/14	3,678,360
		7,868,163
Food – Miscellaneous/Diversified – 1.0%
5,272,000	Dole Food Co., Inc. 8.7500%, 7/15/13	5,733,300
5,536,000	Dole Food Co., Inc. 13.8750%, 3/15/14	6,629,360
5,049,000	Dole Food Co., Inc. 8.0000%, 10/1/16(144A)	5,288,827
		17,651,487
Food – Retail – 0.3%
3,148,000	Stater Brothers Holdings, Inc. 7.7500%, 4/15/15	3,258,180
2,367,000	Stater Brothers Holdings, Inc. 7.3750%, 11/15/18(144A)	2,455,763
		5,713,943
Gambling – Non-Hotel – 0.6%
5,696,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	5,781,440
1,782,000	Pinnacle Entertainment, Inc. 8.6250%, 8/1/17	1,913,423
2,984,000	Pinnacle Entertainment, Inc. 8.7500%, 5/15/20	3,125,740
		10,820,603
Home Furnishings – 0.5%
2,981,000	Norcraft Cos. L.P. / Norcraft Finance Corp. 10.5000%, 12/15/15(144A)	3,025,715
5,049,000	Norcraft Cos. L.P. / Norcraft Finance Corp. 10.5000%, 12/15/15	5,124,735
		8,150,450
Hotels and Motels – 0.1%
2,200,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,436,500
Independent Power Producer – 1.1%
6,237,000	Calpine Corp. 7.8750%, 7/31/20(144A)	6,517,665
6,237,000	NRG Energy, Inc. 7.3750%, 1/15/17	6,533,257
6,237,000	NRG Energy, Inc. 8.5000%, 6/15/19	6,455,295
		19,506,217
Machine Tools and Related Products – 0.2%
2,968,000	Thermadyne Holdings Corp. 9.0000%, 12/15/17(144A)	3,101,560
Machinery – Farm – 0.1%
1,782,000	Case New Holland, Inc. 7.8750%, 12/1/17(144A)	1,960,200
Medical – Drugs – 0%
595,000	Endo Pharmaceuticals Holdings, Inc. 7.0000%, 12/15/20(144A)	611,363
Medical – Hospitals – 2.4%
5,936,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	6,114,080
17,759,000	IASIS Healthcare LLC / IASIS Capital Corp. 8.3750%, 5/15/19(144A)	17,537,012
4,779,000	LifePoint Hospitals, Inc. 6.6250%, 10/1/20(144A)	4,922,370
10,472,000	Universal Health Services, Inc. 7.0000%, 10/1/18	10,786,160
4,790,000	Vanguard Health Systems, Inc. 0%, 2/1/16	3,155,413
		42,515,035

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 49

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Medical – Outpatient and Home Medical Care – 0%
$602,000	Res-Care, Inc. 10.7500%, 1/15/19	$629,090
Medical Labs and Testing Services – 0.2%
4,213,000	Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.7500%, 1/15/18(144A)	4,360,455
Motion Pictures and Services – 0.8%
14,265,000	Lions Gate Entertainment, Inc. 10.2500%, 11/1/16(144A)	14,514,637
Music – 0.2%
4,174,000	WMG Acquisition Corp. 7.3750%, 4/15/14	4,236,610
Office Furnishings – Original – 0.3%
5,434,000	Interface, Inc. 7.6250%, 12/1/18(144A)	5,651,360
Office Supplies and Forms – 0.3%
5,346,000	ACCO Brands Corp. 10.6250%, 3/15/15	5,967,473
Oil – Field Services – 0.5%
2,703,000	Basic Energy Services, Inc. 7.7500%, 2/15/19(144A)	2,716,515
1,480,000	Calfrac Holdings L.P. 7.5000%, 12/1/20(144A)	1,494,800
4,137,000	Key Energy Services, Inc. 6.7500%, 3/1/21	4,137,000
		8,348,315
Oil Companies – Exploration and Production – 7.2%
2,925,000	Chaparral Energy, Inc. 9.8750%, 10/1/20	3,159,000
7,189,000	Chaparral Energy, Inc. 8.2500%, 9/1/21	7,242,918
3,267,000	Chesapeake Energy Corp. 6.8750%, 11/15/20	3,450,769
12,772,000	Chesapeake Energy Corp. 6.1250%, 2/15/21	12,931,650
4,752,000	Continental Resources, Inc. 8.2500%, 10/1/19	5,191,560
2,970,000	Continental Resources, Inc. 7.1250%, 4/1/21	3,133,350
3,003,000	Denbury Resources, Inc. 6.3750%, 8/15/21	3,003,000
8,622,000	EV Energy Partners L.P. / EV Energy Finance Corp 8.0000%, 4/15/19(144A)	8,654,332
4,186,000	Harvest Operations Corp. 6.8750%, 10/1/17(144A)	4,322,045
1,188,000	Hilcorp Energy I L.P. / Hilcorp Finance Co. 9.0000%, 6/1/16(144A)	1,242,945
3,017,000	Hilcorp Energy I L.P. / Hilcorp Finance Co. 7.6250%, 4/15/21(144A)	3,152,765
4,752,000	Linn Energy LLC / Linn Energy Finance Corp. 7.7500%, 2/1/21(144A)	4,942,080
1,784,000	Linn Energy LLC/Linn Energy Finance Corp. 6.5000%, 5/15/19(144A)	1,766,160
14,800,000	OGX Petroleo e Gas Participacoes S.A. 8.5000%, 6/1/18(144A)	15,221,800
2,970,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	3,047,963
16,355,000	Petrohawk Energy Corp. 6.2500%, 6/1/19(144A)	15,987,012
11,890,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	11,890,000
5,346,000	SandRidge Energy, Inc. 9.8750%, 5/15/16(144A)	5,867,235
2,398,000	SM Energy Co. 6.6250%, 2/15/19(144A)	2,403,995
8,513,000	Stone Energy Corp. 6.7500%, 12/15/14	8,470,435
5,974,000	Venoco, Inc. 8.8750%, 2/15/19(144A)	5,974,000
		131,055,014
Oil Field Machinery and Equipment – 0.5%
8,392,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21(144A)	8,643,760
Oil Refining and Marketing – 0.7%
2,367,000	Frontier Oil Corp. 6.8750%, 11/15/18	2,497,185
10,295,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17(144A)	9,677,300
		12,174,485
Paper and Related Products – 0.3%
5,948,000	Longview Fibre Paper & Packaging, Inc. 8.0000%, 6/1/16(144A)	5,977,740
Physical Therapy and Rehabilitation Centers – 0.5%
5,915,000	Healthsouth Corp. 7.2500%, 10/1/18	6,166,387
2,957,000	Healthsouth Corp. 7.7500%, 9/15/22	3,115,939
		9,282,326
Pipelines – 1.5%
2,974,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19(144A)	2,951,695
12,295,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	13,094,175
6,017,000	El Paso Corp. 6.5000%, 9/15/20	6,578,561
3,624,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 6.8750%, 12/1/18	3,750,840
		26,375,271
Printing – Commercial – 1.3%
12,940,000	American Reprographics Co. 10.5000%, 12/15/16(144A)	13,489,950
9,526,000	Cenveo Corp. 8.8750%, 2/1/18	9,240,220
		22,730,170
Publishing – Books – 1.1%
3,801,000	Cengage Learning Acquisitions, Inc. 10.5000%, 1/15/15(144A)	3,439,905

See Notes to Schedules of Investments and Financial Statements.

50 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Publishing – Books – (continued)

$12,474,000	Cengage Learning Acquisitions, Inc. 13.2500%, 7/15/15(144A),‡	$11,226,600
5,920,000	Cengage Learning Holdco, Inc. 13.7500%, 7/15/15(144A)	5,416,800
		20,083,305
Publishing – Newspapers – 0.2%
3,588,000	Gannett Co., Inc. 6.3750%, 9/1/15(144A)	3,713,580
Publishing – Periodicals – 0.5%
1,931,000	Nielsen Finance LLC / Nielsen Finance Co. 11.5000%, 5/1/16	2,259,270
7,220,000	Nielsen Finance LLC / Nielsen Finance Co. 7.7500%, 10/15/18(144A)	7,581,000
		9,840,270
Radio – 0.8%
2,384,000	Citadel Broadcasting Corp. 7.7500%, 12/15/18(144A)	2,533,000
10,228,000	Sirius XM Radio, Inc. 8.7500%, 4/1/15(144A)	11,276,370
		13,809,370
Real Estate Management/Services – 0.7%
13,348,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19(144A)	13,431,425
REIT – Office Property – 1.0%
15,625,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	17,900,797
Rental Auto/Equipment – 0.4%
3,267,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 7.7500%, 5/15/16	3,324,173
3,844,000	Hertz Corp. 7.5000%, 10/15/18(144A)	3,959,320
		7,283,493
Resorts and Theme Parks – 0.2%
4,292,000	Vail Resorts, Inc. 6.5000%, 5/1/19(144A)	4,313,460
Retail – Apparel and Shoe – 0.5%
2,364,000	J.Crew Group 8.1250%, 3/1/19(144A)	2,275,350
6,710,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	7,179,700
		9,455,050
Retail – Arts and Crafts – 0.5%
8,613,000	Michael’s Stores, Inc. 11.3750%, 11/1/16	9,172,845
Retail – Leisure Products – 0.2%
3,700,000	Steinway Musical Instruments 7.0000%, 3/1/14(144A)	3,741,625
Retail – Pet Food and Supplies – 0.2%
4,162,000	Petco Animal Supplies, Inc. 9.2500%, 12/1/18(144A)	4,422,125
Retail – Propane Distribution – 1.0%
1,782,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 9.1250%, 10/1/17	1,913,422
4,687,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	4,944,785
8,750,000	Inergy L.P. / Inergy Finance Corp. 7.0000%, 10/1/18	8,837,500
2,993,000	Inergy L.P. / Inergy Finance Corp. 6.8750%, 8/1/21(144A)	2,993,000
		18,688,707
Retail – Regional Department Stores – 0.6%
5,049,000	Macy’s Retail Holdings, Inc. 7.4500%, 7/15/17	5,968,332
5,346,000	Neiman Marcus Group, Inc. 10.3750%, 10/15/15	5,613,300
		11,581,632
Retail – Restaurants – 1.6%
3,011,000	DineEquity, Inc. 9.5000%, 10/30/18(144A)	3,266,935
4,797,000	Dunkin Finance Corp. 9.6250%, 12/1/18(144A)	4,838,926
4,455,000	Landry’s Holdings, Inc. 11.5000%, 6/1/14(144A)	4,443,862
1,806,000	Landry’s Restaurants, Inc. 11.6250%, 12/1/15(144A)	1,932,420
5,940,000	Landry’s Restaurants, Inc. 11.6250%, 12/1/15	6,355,800
7,238,000	OSI Restaurant Partners, Inc. 10.0000%, 6/15/15	7,599,900
		28,437,843
Retail – Toy Store – 0.2%
2,970,000	Toys R Us Property Co. LLC 8.5000%, 12/1/17	3,103,650
Satellite Telecommunications – 0.6%
3,572,000	Intelsat Jackson Holdings S.A. 7.2500%, 4/1/19(144A)	3,545,210
2,350,000	Intelsat Jackson Holdings S.A. 7.2500%, 10/15/20(144A)	2,338,250
4,168,000	Intelsat Jackson Holdings S.A. 7.5000%, 4/1/21(144A)	4,141,950
		10,025,410
Security Services – 0.4%
7,128,000	Garda World Security Corp. 9.7500%, 3/15/17(144A)	7,537,860
Seismic Data Collection – 0.1%
1,782,000	Cie Generale de Geophysique-Veritas 9.5000%, 5/15/16	1,946,835
Semiconductor Equipment – 1.0%
17,241,000	Sensata Technologies Holding N.V. 6.5000%, 5/15/19(144A)	17,197,897
Shipbuilding – 0.7%
10,730,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18(144A)	10,998,250
2,354,000	Huntington Ingalls Industries, Inc. 7.1250%, 3/15/21(144A)	2,436,390
		13,434,640

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 51

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Special Purpose Entity – 0.6%
$11,814,000	Softbrands, Inc. 11.5000%, 7/15/18(144A)	$10,885,774
Telecommunication Services – 0.4%
5,346,000	Qwest Corp. 8.3750%, 5/1/16	6,308,280
1,188,000	Qwest Corp. 6.8750%, 9/15/33	1,144,935
		7,453,215
Telephone – Integrated – 3.0%
4,137,000	Level 3 Escrow, Inc. 8.1250%, 7/1/19(144A)	4,157,685
8,019,000	Level 3 Financing, Inc. 10.0000%, 2/1/18	8,610,401
11,829,000	Level 3 Financing, Inc. 9.3750%, 4/1/19(144A)	12,183,870
2,376,000	Qwest Capital Funding, Inc. 6.8750%, 7/15/28	2,269,080
891,000	Qwest Capital Funding, Inc. 7.7500%, 2/15/31	911,047
15,805,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	16,970,619
4,158,000	Virgin Media Finance PLC 8.3750%, 10/15/19	4,636,170
4,184,000	Windstream Corp. 7.7500%, 10/15/20	4,382,740
		54,121,612
Theaters – 0.4%
7,088,000	National Cinemedia LLC 7.8750%, 7/15/21(144A)	7,212,040
Transportation – Air Freight – 0.4%
6,541,000	AMGH Merger Sub, Inc. 9.2500%, 11/1/18(144A)	6,900,755
Transportation – Marine – 0.3%
4,158,000	Navios Maritime Holdings, Inc. 8.8750%, 11/1/17	4,282,740
594,000	Teekay Corp. 8.5000%, 1/15/20	613,305
		4,896,045
Transportation – Railroad – 0.9%
1,496,000	Florida East Coast Railway Corp. 8.1250%, 2/1/17(144A)	1,544,620
2,540,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	2,755,900
7,127,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20(144A)	7,412,080
3,444,000	Kansas City Southern de Mexico S.A. de C.V. 6.1250%, 6/15/21(144A)	3,444,000
1,290,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,499,625
		16,656,225
Transportation – Services – 0.4%
7,763,000	CHC Helicopter S.A. 9.2500%, 10/15/20(144A)	7,006,108
Transportation – Truck – 0.6%
9,600,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	10,164,000
Web Portals/Internet Service Providers – 0.2%
3,578,000	Level 3 Communications, Inc. 11.8750%, 2/1/19(144A)	3,859,768

Total Corporate Bonds (cost $1,488,432,330)		1,558,080,967

Preferred Stock – 1.7%
Diversified Banking Institutions – 0.8%
236,450	GMAC Capital Trust I, 8.1250%	6,053,120
445,975	Royal Bank of Scotland Group PLC, 7.2500%	8,379,870
		14,432,990
Diversified Financial Services – 0.4%
294,550	Citigroup Capital, 7.8750%	8,182,599
Electric – Integrated – 0.2%
59,000	PPL Corp., 8.7500%	3,239,690
Special Purpose Entity – 0.3%
361,215	Dole Food Automatic Exchange, 7.0000% §	4,560,340

Total Preferred Stock (cost $29,482,457)		30,415,619

Money Market – 7.1%
128,414,779	Janus Cash Liquidity Fund LLC, 0% (cost $128,414,779)	128,414,779

Total Investments (total cost $1,737,272,677) – 100.0%		1,811,912,676

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(688,745)

Net Assets – 100%		$1,811,223,931

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$15,313,260	0.8%
Bermuda	13,782,875	0.8%
Brazil	15,221,800	0.8%
Canada	30,089,538	1.7%
France	1,946,835	0.1%
Germany	10,988,375	0.6%
Ireland	30,166,500	1.7%
Luxembourg	13,663,465	0.7%
Marshall Islands	4,896,045	0.3%
Mexico	19,448,242	1.1%
Netherlands	17,197,897	0.9%
Singapore	6,926,040	0.4%
Spain	14,374,169	0.8%
United Kingdom	13,016,040	0.7%
United States††	1,604,881,595	88.6%

Total	$1,811,912,676	100.0%

††	Includes Cash Equivalents (81.5% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

52 | JUNE 30, 2011

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up process drives decision-making at a macro level, enabling us to make informed decisions around overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the one-year period ended June 30, 2011, Janus Short-Term Bond Fund’s Class T Shares returned 2.99% compared to a 1.90% return for the Fund’s benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index.

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus, we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

•	Free cash flow analysis – Free cash flow, a measure of financial performance calculated as operating cash flow minus capital expenditures, is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

•	Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

•	Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above, the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the Fund.

Our in-house research plays a crucial role in the management of the Fund. We believe a key strength is our integrated research model, which harnesses the resources of our 17 fixed income and 38 equity analysts (includes co-portfolio managers).

Market Environment

Interest rate volatility became a central theme for investors over the past twelve months. Over the period, investor expectations were met with near-opposite outcomes as markets reacted to new information, frustrating the forecasts of economists across the globe. The two-year U.S. Treasury yield ended the period slightly below where it began at 0.61%. Its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the two-year U.S. Treasury steadily fell to a low of 0.33% on November 3 as investors fretted about a double-dip recession scenario, deflationary risks and potential repercussions as governments around the globe pondered the completion of various stimulus spending programs. Indications of a more sustainable, consumer-driven economic recovery moving into year-end pushed rates sharply up, climbing to

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a two-year U.S. Treasury high of 0.87% on February 8 as investors were drawn to riskier assets based on these stronger economic growth signals and fears of rising rates pushed investors to more defensive positioning. The trend reversed course in the following weeks as a flight to safety resulted due to the political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed U.S. Treasury yields higher, after which point they began a gradual decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June resulted in a significant U.S. Treasury rally that drove two-year U.S. Treasury rates sharply lower, ending the period at 0.46% having reached a year-to-date low of 0.33% in late June. The consensus view that rates were headed higher was challenged throughout the period.

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic expansionary periods of investor unrest. This tightening trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence waned early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. While none of these issues have been truly resolved, investors should anticipate continued volatility driven principally by political and headline risk. The excessive imbalances in the world continue to present uncertain and challenging environments for investors.

Fund Comments

Overall, the Fund’s U.S. Treasury holdings remained underweight in both allocation and duration contribution relative to the Index for most of the period. Consistent with our process of closely monitoring company fundamentals to drive our investment decisions, we periodically attempted to reduce portfolio risk and slightly increased U.S. Treasury exposure in an effort to shield against undesirable outcomes. We executed on this strategy in late summer/early fall 2010, in February 2011 as well as during the most recent quarter. In our opinion, the Fund’s strategic allocation to U.S. Treasuries plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address rising risk and uncertain markets. However, in light of the uncertainty related to the U.S. government’s fiscal challenges, we continue to monitor how this dynamic might change moving ahead.

Despite the occasional defensive shift, our fundamental bullish positioning toward credit remained in place, with period-end allocations largely in line to where they were last July. We maintained significant overweighting to corporate credit and zero exposure to U.S. government agencies throughout the year. We have long argued that the financial crisis has resulted in major structural changes to the fixed income market. In essence, three of the four core bond sectors in the Barclays Capital U.S. Aggregate Bond Index (“the Agg”) have converged, with U.S. government agencies, agency mortgages and U.S. Treasuries all now representing one large U.S. government sector. With over 75% of the Index now exhibiting U.S. Treasury-like characteristics, the overall bond market has become much more susceptible to interest rate volatility. We believe that corporate credit remains the primary nongovernment alternative, offering the best risk-adjusted returns. We also believe that our focus on security selection in this market segment represents the most effective way to capture alpha and manage long-term risk. Opportunities in short-duration corporate credit are often overlooked by investors unwilling to dedicate the resources required to research these securities due to their short maturities. With our focus on extensive fundamental research across the entire market, we already know these companies quite well and can directly apply these insights to their short-term paper. This has translated into a notable alpha (a risk-adjusted measure of the active return) source, a trend that continued to prove true during the quarter with the Fund once again outperforming its benchmark and peer group, driven principally by security selection.

Corporate credit represented 72% of holdings at period end, modestly lower from the beginning of the period as we opportunistically realized gains and lowered the Fund’s risk profile. We remained bullish on this segment from both relative value and fundamental perspectives, but continued to selectively rotate from early stage sectors such as steel, chemicals and retail, incrementally emphasizing financials and later-cycle industries such as media and lodging. We also took advantage of widening credit spreads during periods of risk aversion to swap certain bond positions within different maturities from the

54 | JUNE 30, 2011

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same issuer, in some cases scaling back duration while maintaining company exposure.

We scaled back real estate investment trust (REIT) positions that neared target valuations in early 2011. We also maintained a small weighting in bank loans, an asset class that experienced significant demand as investors looked for ways to reduce portfolio interest rate sensitivity. Our sense is that the flight to this sector was driven mostly by interest rate views over relative value as we favored short duration high yield over bank loans. Bank loans offer a variable rate that can be attractive in rising interest rate environments, but an increasing number of loans are being issued without maintenance covenants, indicating some erosion in bondholder protection. Both investors and issuers in the bank loan market are beginning to demonstrate behavior that reminds us of 2007, increasing our sense of concern for the sector.

Contributors to Performance

A health care REIT featuring high quality assets and a portfolio almost entirely consisting of triple-net leases, HCP Inc. is well diversified, in our opinion, across life science, medical office, hospital and skilled nursing properties. The company runs a disciplined financial leverage profile and has a well laddered debt maturity schedule. Healthcare REIT valuations outperformed most of their sub-sector peers during the first half of 2011 as investors became more comfortable with the stability of their business models.

In the food sector, Smithfield Foods, performed very well due to earnings growth that exceeded most investors’ estimates and because of a commitment from management to continue reducing debt on the company’s balance sheet. Protein producers like Smithfield turned in this surprisingly strong performance in the face of higher grain prices. Herd sizes are less than average which drove pricing power in most meat products that these companies process.

Detractors from performance

Recently purchased by private equity firm Fortress Investment Group, American General remains one of the highest-quality, sub-prime consumer lenders, in our opinion. The company is a high-touch relationship driven lender that experienced a considerably lower loss ratio during the credit crisis than their peers. American General also has a market share accumulation opportunity in areas of consumer lending that we believe will be less profitable for their larger competitors due to the higher capital ratio requirements facing “systemically important” banks.

ANR Pipeline is one of the largest inter-state pipeline operators in the U.S., transporting over 1 trillion cubic feet of natural gas annually. The operating company of ANR is under the regulatory oversight of the Federal Energy Regulatory Commission (FERC). This oversight limits the amount of debt the company can issue and enforces better credit metrics when compared to the holding company of ANR. ANR Pipeline continued its debt pay-down efforts, resulting in our bonds being tendered and no longer in the Fund.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

The bond climate continually defied consensus expectations throughout the past year. Prognosticators shifted between fears of a double-dip recession to more recently anticipating higher interest rates and inflation driven by accelerating economic growth. To date, the reverse has often proven to be true and has more recently resulted in a general lack of investor confidence in two key areas. The first is the disappointing global economic signals that continue to emerge. From regional surveys in the U.S. to confidence levels in Europe and a challenging economic environment in Japan, the global economic data has turned modestly weaker. The real question is whether this recent information represents a temporary soft patch or the early signs of retreat back into recession. We think the former is more probable based on information we are receiving from our bottom-up, fundamental company research. Given the positive data velocity at the end of 2010 and early 2011, it seems logical that the economy could pause a bit, and our core belief is that growth recovery will resume in the third and fourth quarters, though at a lower trajectory than previous GDP forecasts. We will continue to monitor developments closely and may revise our opinion as our ongoing discussions at the company level continue to provide real-time information on the state of the economy.

Looking ahead, we believe the most crucial factor to U.S. economic expansion will be an acceleration in employment and wages in the economy, making the next several nonfarm payroll reports and regional employment surveys extremely important. We also continue to focus intently on the global growth engine of China, where monetary tightening seems to be in the later stages. Our expectation is that growth in the region will moderate yet remain solid, but we are closely monitoring Chinese equity markets for indications of domestic confidence. Recent reports on delinquent credits within the country’s banking

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system and recent claims of fraudulent corporate policies and malfeasance are garnering considerable attention.

On the U.S. inflation front, the Federal Reserve (“the Fed”) appears to have been able to circumvent this risk of deflation while keeping inflation fears at bay for the moment, explaining the recent pricing pressures as being transitory in nature. Still, the ramifications of recent higher raw materials may take up to another 12 months to work through the system down to consumers. In addition, rising Owners’ Equivalent Rent will likely start to feed into the core CPI rates going forward. This is an area we are monitoring closely. While growth is slowing and inflation fears are moderating the odds of an additional round of quantitative easing or QE3 seem remote. The negative speculation surrounding the wind down of the Fed’s most recent bout of quantitative easing (QE2) has added considerable, and in our view, unnecessary noise to an already stressed marketplace.

The second and probably greater area making markets nervous is the risk ensuing from escalating concerns around U.S. and European government debt. In the U.S., Washington’s partisan budget battles have taken center stage and will probably intensify into the upcoming election cycle. Growing deficits and rising levels of absolute debt have raised questions around Washington’s lack of fiscal responsibility. As we approached the U.S. debt ceiling, the pressure moved to ceiling expansions and deficit reduction targets, with Congress and the White House trying to find a common ground. From an economic standpoint, a lasting resolution could be a marginal drag on growth, though it remains to be seen whether Congress will more fully embrace tax policy or austerity measures as the most workable fiscal salve. Long term, we think the federal debt burden is one of the most significant risk factors for markets. While we are optimistic that the U.S. will eventually get its financial house in order, the debate on how best to unwind this mess is likely to keep markets on edge until some sort of resolution is reached.

This is an appropriate point in our letter to interject an out-of-period but highly relevant comment regarding recent actions of the rating agencies Standard & Poor’s and Moody’s. After markets closed on July 13, 2011, Moody’s announced that it had put the U.S. under review for a credit rating downgrade. This followed a similar move by Standard & Poor’s in April, which lowered its U.S. credit rating outlook to negative from stable. Clearly, the ratings agencies were losing patience with Washington as the clock ticked on the deadline to raise the debt limit and politicians appeared deadlocked on a deal, raising the prospect of a “huge calamity,” as Fed Chairman Ben Bernanke put it, should the U.S. default. To put this in perspective, roughly 72% of the U.S. bond market, as represented by the Agg, was at risk of being downgraded. Despite the increasingly rancorous tone in Washington, a deal was reached before the August 2 deadline to raise the U.S. debt limit thus averting a default. Unfortunately, the high-stakes, partisan nature of this battle resulted in what is probably best characterized as a stopgap solution. The inevitable resurgence of the issue is likely to plague the markets through the 2012 election season and may lead to more volatility and uncertainty.

The debt situation in Europe is also elevating overall market anxiousness. It is difficult to analyze exactly how the European Central Bank’s and International Monetary Fund’s approaches to the financial woes of countries such as Greece, Spain and Italy will play out long term. Short term it appears they are just kicking the can down the road, as well as creating greater political debate (and by extension uncertainty) in financially strong countries such as Germany and France. Ultimately, the debt of fiscally unstable sovereignties needs to be restructured in a way that allows for economic independence from other euro-zone countries, and we expect to see higher risk premiums throughout the region until that occurs.

Against this landscape, we think interest rate risk continues to pose a considerably larger threat to bond investors compared to default risk from what we consider our prudently selected credits. Unfortunately, the much-publicized debt problems of nations around the world are amplifying volatility across broader bond markets and causing substantial headline risk, which would be easier to discount if growth indicators were stronger. Hence, we think a modestly cautious portfolio stance is justified in what is likely to remain an uncertain and volatile market climate. We also stand ready to take advantage of opportunities offered in market downdrafts in the form of attractive corporate credit valuations. It seems inevitable that fundamentals remain the chief driver of market performance despite periods of uncertainty, and we believe that securities purchased as the current turmoil ebbs will help position the Fund to continue to deliver the strongest risk-adjusted return potential over the long term.

On behalf of each member of our investment team, thank you for your investment in the Janus Short-Term Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

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(unaudited)

Alpha is a measure of the return for asset specific (or residual) risk. An alpha of 1.0 means the portfolio outperformed the market by 1.0%. A positive (negative) alpha indicates that a portfolio was positively (negatively) rewarded for the residual risk taken for a given level of market exposure.

The Consumer Price Index (CPI) represents changes in prices of all goods and services purchased for consumption by urban households. The core CPI represents changes in prices of all goods, excluding volatile food and energy prices.

Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates, all else being equal.

Owners’ Equivalent Rent (OER) measures the change in the price of the shelter services provided by owner-occupied housing. Rental equivalence measures the change in the implicit rent, which is the amount a homeowner would pay to rent, or would earn from renting, his or her home in a competitive market. It is one of the larger components of CPI.

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Janus Short-Term Bond Fund At A Glance

Fund Profile
June 30, 2011

Weighted Average Maturity	2.3 Years
Average Effective Duration*	1.8 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.13%
With Reimbursement	1.11%
Class A Shares at MOP
Without Reimbursement	1.11%
With Reimbursement	1.09%
Class C Shares***
Without Reimbursement	0.34%
With Reimbursement	0.37%
Class D Shares
Without Reimbursement	1.34%
With Reimbursement	1.25%
Class I Shares
Without Reimbursement	1.28%
With Reimbursement	1.36%
Class S Shares
Without Reimbursement	0.90%
With Reimbursement	0.86%
Class T Shares
Without Reimbursement	1.15%
With Reimbursement	1.11%
Number of Bonds/Notes	252

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
June 30, 2011

AAA	23.2%
AA	11.1%
A	25.3%
BBB	22.4%
BB	13.6%
B	2.6%
Other	1.8%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2011

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 0.8% of total net assets.

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Performance

Average Annual Total Return – for the periods ended June 30, 2011					Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	2.65%	4.88%	3.70%	4.35%	0.84%	0.80%

MOP	0.06%	3.87%	3.20%	4.08%

Janus Short-Term Bond Fund – Class C Shares

NAV	2.24%	4.31%	3.09%	3.68%	1.59%	1.55%

CDSC	1.24%	4.31%	3.09%	3.68%

Janus Short-Term Bond Fund – Class D Shares(1)	3.12%	5.22%	4.11%	4.78%	0.74%	0.67%

Janus Short-Term Bond Fund – Class I Shares	3.25%	5.12%	3.94%	4.59%	0.59%	0.55%

Janus Short-Term Bond Fund – Class S Shares	2.74%	4.63%	3.51%	4.17%	1.09%	1.05%

Janus Short-Term Bond Fund – Class T Shares	2.99%	5.18%	4.09%	4.77%	0.84%	0.80%

Barclays Capital 1-3 Year U.S. Government/Credit Index	1.90%	4.52%	4.01%	4.90%**

Lipper Quartile – Class T Shares	2nd	1st	1st	2nd

Lipper Ranking – based on total returns for Short Investment Grade Debt Funds	101/246	17/169	17/97	6/22

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

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Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 2.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper

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ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays Capital 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,011.00	$3.94

Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,010.80	$7.48

Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,014.90	$3.30

Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,012.30	$2.79

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,013.20	$5.09

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,014.30	$3.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96

†	Expenses are equal to the annualized expense ratio of 0.79% for Class A Shares, 1.50% for Class C Shares, 0.66% for Class D Shares, 0.56% for Class I Shares, 1.02% for Class S Shares and 0.79% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

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Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Security – 0.3%
$8,658,000	Penarth Master Issuer PLC 0%, 7/18/13 (144A),‡ (cost $8,658,000)	$8,666,117

Bank Loans – 3.7%
Advertising Services – 0.4%
12,005,670	Visant Corp. 5.2500%, 12/22/16‡	11,928,474
Aerospace and Defense – Equipment – 0.4%
12,392,725	TransDigm, Inc. 4.0000%, 2/14/17‡	12,412,925
Auction House – Art Dealer – 0.2%
5,161,000	Adesa, Inc. 5.0000%, 5/19/17‡	5,193,256
Automotive – Cars and Light Trucks – 0.3%
8,582,832	Ford Motor Co. 2.9400%, 12/15/13‡	8,572,533
Automotive – Truck Parts and Equipment – Original – 0.2%
6,208,355	Dephi Automotive LLP 3.5000%, 3/31/17‡	6,242,501
Broadcast Services and Programming – 0.1%
3,763,034	Sinclair Television Group, Inc. 4.0000%, 10/28/16‡	3,763,479
Casino Hotels – 0%
902,737	Ameristar Casinos, Inc. 4.0000%, 4/16/18‡	904,994
Computer Services – 0.1%
3,640,000	SunGard Data Systems, Inc. 3.6902%, 2/28/14‡	3,626,350
Containers – Paper and Plastic – 0.1%
4,543,000	Rock-Tenn Co. 0%, 5/28/18(a),‡	4,551,541
Finance – Commercial – 0.1%
4,516,000	Navistar Financial Corp. 0%, 12/16/12(a),‡	4,502,813
Medical – Hospitals – 0.9%
22,560,312	HCA, Inc. 1.4958%, 11/16/12‡	22,423,980
4,510,695	IASIS Healthcare LLC 5.0000%, 5/3/18‡	4,488,954
		26,912,934
Radio – 0.1%
3,087,836	Citadel Broadcasting Corp. 4.2500%, 12/30/16‡	3,083,945
Retail – Apparel and Shoe – 0.3%
5,447,000	J Crew Group, Inc. 4.7500%, 3/7/18‡	5,209,456
3,225,622	Phillips-Van Heusen Corp. 3.5000%, 5/6/16‡	3,228,500
		8,437,956
Shipbuilding – 0.5%
1,929,885	Huntington Ingalls Industries, Inc. 2.6875%, 3/30/16‡	1,925,060
14,229,565	Huntington Ingalls Industries, Inc. 2.7500%, 3/30/16‡	14,193,991
		16,119,051

Total Bank Loans (cost $116,017,516)		116,252,752

Corporate Bonds – 69.4%
Advertising Services – 0.1%
1,671,000	WPP Finance UK 5.8750%, 6/15/14	1,835,446
Airlines – 0.6%
8,325,000	Southwest Airlines Co. 6.5000%, 3/1/12	8,615,892
9,547,000	Southwest Airlines Co. 5.2500%, 10/1/14	10,330,417
		18,946,309
Automotive – Cars and Light Trucks – 1.5%
9,015,000	Daimler Finance North America LLC 5.7500%, 9/8/11	9,096,874
21,965,000	Daimler Finance North America LLC 1.9500%, 3/28/14(144A)	22,146,145
2,731,000	Kia Motors Corp. 3.6250%, 6/14/16(144A)	2,701,494
14,812,000	Volkswagen International Finance N.V. 1.6250%, 8/12/13(144A)	14,912,885
		48,857,398
Automotive – Truck Parts and Equipment – Original – 0.3%
10,579,000	Johnson Controls, Inc. 1.7500%, 3/1/14	10,666,700
Brewery – 1.1%
9,015,000	Anheuser-Busch InBev Worldwide, Inc. 3.0000%, 10/15/12	9,256,449
20,735,000	Anheuser-Busch InBev Worldwide, Inc. 2.5000%, 3/26/13	21,248,170
3,696,000	SABMiller PLC 6.2000%, 7/1/11(144A)	3,696,000
		34,200,619
Broadcast Services and Programming – 0.3%
9,844,000	Discovery Communications LLC 3.7000%, 6/1/15	10,357,778
Building Products – Cement and Aggregate – 0.2%
1,702,000	CRH America, Inc. 5.6250%, 9/30/11	1,720,673
5,409,000	CRH America, Inc. 5.3000%, 10/15/13	5,788,344
		7,509,017
Cable/Satellite Television – 0.2%
1,352,000	COX Communications, Inc. 7.1250%, 10/1/12	1,450,065
3,155,000	Time Warner Cable, Inc. 5.4000%, 7/2/12	3,298,158
1,082,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,186,855
		5,935,078

See Notes to Schedules of Investments and Financial Statements.

62 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Cellular Telecommunications – 0.2%
$1,028,000	Cellco Partnership / Verizon Wireless Capital LLC 5.2500%, 2/1/12	$1,054,977
1,668,000	Cellco Partnership / Verizon Wireless Capital LLC 7.3750%, 11/15/13	1,896,482
1,713,000	Cellco Partnership / Verizon Wireless Capital LLC 5.5500%, 2/1/14	1,888,120
		4,839,579
Chemicals – Diversified – 1.9%
2,705,000	Dow Chemical Co. 4.8500%, 8/15/12	2,825,251
2,768,000	Dow Chemical Co. 7.6000%, 5/15/14	3,209,872
37,665,000	Lyondell Chemical Co. 8.0000%, 11/1/17(144A)	41,902,312
4,751,000	Nova Chemicals Corp. 6.5000%, 1/15/12	4,834,143
7,061,000	Rohm & Hass Co. 5.6000%, 3/15/13	7,564,753
		60,336,331
Chemicals – Specialty – 0.3%
7,234,000	Ashland, Inc. 9.1250%, 6/1/17	8,138,250
Commercial Banks – 8.9%
14,154,000	American Express Bank FSB 5.5500%, 10/17/12	14,932,866
15,091,000	ANZ National Int’l, Ltd. 2.3750%, 12/21/12(144A)	15,322,632
13,523,000	Banco Santander Chile 1.2465%, 9/22/11(144A),‡	13,522,838
8,474,000	Banco Santander Chile 2.8750%, 11/13/12(144A)	8,499,566
8,114,000	BB&T Corp. 6.5000%, 8/1/11	8,148,298
18,030,000	BB&T Corp. 2.0500%, 4/28/14	18,231,161
18,030,000	Canadian Imperial Bank of Commerce 1.4500%, 9/13/13	18,105,492
12,552,000	CIT Group, Inc. 5.2500%, 4/1/14(144A)	12,489,240
15,070,525	CIT Group, Inc. 7.0000%, 5/1/14	15,258,907
4,508,000	Commonwealth Bank of Australia 2.7500%, 10/15/12(144A)	4,607,951
3,845,000	Credit Suisse / New York NY 5.5000%, 5/1/14	4,223,137
26,144,000	HSBC Bank PLC 1.6250%, 8/12/13(144A)	26,240,863
11,103,000	HSBC Bank PLC 3.1000%, 5/24/16(144A)	11,029,598
15,948,000	National Australia Bank, Ltd. 2.5000%, 1/8/13(144A)	16,255,206
3,448,000	National Australia Bank, Ltd. 5.3500%, 6/12/13(144A)	3,698,277
7,822,000	National Bank of Canada 1.6500%, 1/30/14(144A)	7,933,010
6,320,000	National City Bank 6.2000%, 12/15/11	6,474,739
18,030,000	Nordea Bank A.B. 1.7500%, 10/4/13(144A)	18,051,582
16,418,000	Royal Bank of Scotland PLC 3.4000%, 8/23/13	16,799,718
9,835,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	9,920,889
10,088,000	Svenska Handelsbanken A.B. 2.8750%, 9/14/12(144A)	10,305,467
1,612,000	U.S. Bank N.A. 6.3750%, 8/1/11	1,618,775
9,015,000	Westpac Banking Corp. 2.2500%, 11/19/12	9,187,051
10,818,000	Westpac Banking Corp. 0.8426%, 4/8/13(144A),‡	10,846,397
		281,703,660
Computers – Memory Devices – 0.7%
11,711,000	Seagate Technology 6.3750%, 10/1/11	11,828,110
8,874,000	Seagate Technology 10.0000%, 5/1/14(144A)	10,293,840
		22,121,950
Cosmetics and Toiletries – 0.4%
13,523,000	Procter & Gamble International 1.3500%, 8/26/11	13,541,662
Data Processing and Management – 0.3%
8,864,000	Fiserv, Inc. 3.1250%, 10/1/15	8,971,689
Diversified Banking Institutions – 9.4%
9,015,000	Bank of America Corp. 3.7000%, 9/1/15	9,088,337
13,527,000	Bank of America Corp. 3.6250%, 3/17/16	13,565,958
13,320,000	Citigroup, Inc. 5.6250%, 8/27/12	13,915,297
27,676,000	Citigroup, Inc. 1.1108%, 2/15/13‡	27,567,981
14,875,000	Citigroup, Inc. 5.5000%, 4/11/13	15,792,431
10,701,000	Citigroup, Inc. 5.0000%, 9/15/14	11,214,199
6,757,000	Citigroup, Inc. 4.8750%, 5/7/15	7,041,382
4,580,000	Citigroup, Inc. 4.7500%, 5/19/15	4,843,634
18,030,000	Goldman Sachs Group, Inc. 4.7500%, 7/15/13	19,033,045
2,907,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	2,960,105
13,523,000	JPMorgan Chase & Co. 5.7500%, 1/2/13	14,414,747
6,085,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	6,514,564
17,805,000	Morgan Stanley 5.3000%, 3/1/13	18,825,369
11,269,000	Morgan Stanley 2.7608%, 5/14/13‡	11,570,108
6,311,000	Morgan Stanley 6.7500%, 10/15/13	6,895,127

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 63

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

$20,960,000	Morgan Stanley 2.8750%, 1/24/14	$21,209,885
48,607,000	Morgan Stanley 3.4500%, 11/2/15	48,148,830
27,424,000	UBS A.G. / Stamford CT 2.2500%, 8/12/13	27,895,994
17,129,000	UBS A.G. / Stamford CT 2.2500%, 1/28/14	17,308,101
		297,805,094
Diversified Financial Services – 2.6%
3,786,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11(144A)	3,851,854
15,889,000	General Electric Capital Corp. 2.8000%, 1/8/13	16,292,422
4,508,000	General Electric Capital Corp. 5.4500%, 1/15/13	4,797,706
26,865,000	General Electric Capital Corp. 1.8750%, 9/16/13	27,171,664
3,502,000	General Electric Capital Corp. 5.9000%, 5/13/14	3,890,403
27,045,000	General Electric Capital Corp. 2.9500%, 5/9/16	27,193,937
		83,197,986
Diversified Minerals – 0.8%
8,162,000	Anglo American Capital PLC 2.1500%, 9/27/13(144A)	8,269,510
6,419,000	Teck Resources, Ltd. 7.0000%, 9/15/12	6,826,722
8,924,000	Teck Resources, Ltd. 10.2500%, 5/15/16	10,664,180
		25,760,412
Diversified Operations – 0.8%
13,505,000	Danaher Corp. 1.3000%, 6/23/14	13,497,154
983,000	Eaton Corp. 4.9000%, 5/15/13	1,056,360
11,406,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	12,094,306
		26,647,820
Diversified Operations – Commercial Services – 0.3%
10,207,000	ARAMARK Corp. 8.5000%, 2/1/15	10,602,521
Electric – Distribution – 0.2%
5,454,000	SP Powerassets, Ltd. 5.0000%, 10/22/13(144A)	5,892,485
Electric – Generation – 0.7%
2,339,000	AES Corp. 7.7500%, 10/15/15	2,496,883
18,237,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12(144A)	19,226,029
		21,722,912
Electric – Integrated – 1.1%
7,988,000	CMS Energy Corp. 6.3000%, 2/1/12	8,198,748
6,075,000	CMS Energy Corp. 2.7500%, 5/15/14	6,080,528
1,487,000	Duke Energy Corp. 6.3000%, 2/1/14	1,660,625
902,000	Georgia Power Co. 6.0000%, 11/1/13	1,000,835
1,352,000	Monongahela Power Co. 7.9500%, 12/15/13(144A)	1,532,503
4,508,000	NiSource, Inc. 5.4000%, 7/15/14	4,955,545
703,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13	766,737
5,007,000	PPL WEM Holdings PLC 3.9000%, 5/1/16(144A)	5,138,093
4,508,000	Union Electric Co. 4.6500%, 10/1/13	4,824,678
		34,158,292
Electronic Components – Semiconductors – 2.1%
9,096,000	Advanced Micro Devices, Inc. 5.7500%, 8/15/12	9,323,400
6,099,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,357,677
13,720,000	Texas Instruments, Inc. 0.8750%, 5/15/13	13,748,222
12,611,000	Texas Instruments, Inc. 1.3750%, 5/15/14	12,663,701
23,482,000	Texas Instruments, Inc. 2.3750%, 5/16/16	23,489,233
		65,582,233
Electronic Measuring Instruments – 0.1%
4,151,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,226,474
Electronics – Military – 1.1%
34,155,000	L-3 Communications Corp. 6.3750%, 10/15/15	35,094,263
Fiduciary Banks – 0.1%
1,803,000	Northern Trust Corp. 5.5000%, 8/15/13	1,973,603
Finance – Auto Loans – 0.4%
4,508,000	American Honda Finance Corp. 2.3750%, 3/18/13(144A)	4,593,584
7,081,000	PACCAR Financial Corp. 1.9500%, 12/17/12	7,208,550
		11,802,134
Finance – Commercial – 0.4%
10,818,000	Caterpillar, Inc. 2.0000%, 4/5/13	11,053,194
Finance – Credit Card – 0%
541,000	American Express Credit Co. 5.8750%, 5/2/13	582,409
Finance – Investment Bankers/Brokers – 2.2%
3,241,000	Charles Schwab Corp. 4.9500%, 6/1/14	3,553,520
3,741,000	Credit Suisse USA, Inc. 6.1250%, 11/15/11	3,815,457
3,606,000	Jefferies Group, Inc. 7.7500%, 3/15/12	3,765,951
13,161,000	Jefferies Group, Inc. 3.8750%, 11/9/15	13,374,682

See Notes to Schedules of Investments and Financial Statements.

64 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

$6,130,000	Merrill Lynch & Co, Inc. 5.4500%, 2/5/13	$6,502,655
9,015,000	Merrill Lynch & Co, Inc. 6.1500%, 4/25/13	9,679,712
11,825,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	12,207,610
8,506,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12	8,699,997
6,040,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	6,395,472
		67,995,056
Finance – Other Services – 0.1%
1,803,000	National Rural Utilities Cooperative Finance Corp. 2.6250%, 9/16/12	1,844,310
Food – Confectionary – 1.0%
10,926,000	WM Wrigley Jr. Co. 2.4500%, 6/28/12(144A)	10,947,786
11,720,000	WM Wrigley Jr. Co. 3.0500%, 6/28/13(144A)	11,980,207
9,015,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14(144A)	9,366,279
		32,294,272
Food – Meat Products – 0.3%
9,624,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	10,442,040
Food – Miscellaneous/Diversified – 1.1%
1,803,000	H.J. Heinz Finance Co. 6.6250%, 7/15/11	1,805,782
31,237,000	Kraft Foods, Inc. 2.6250%, 5/8/13	32,136,500
487,000	Kraft Foods, Inc. 6.7500%, 2/19/14	551,615
		34,493,897
Food – Retail – 0%
338,000	Delhaize Group 5.8750%, 2/1/14	370,782
Gas – Transportation – 0.1%
2,254,000	Consolidated Natural Gas Co. 6.2500%, 11/1/11	2,294,755
Hotels and Motels – 0.5%
11,359,000	Marriott International, Inc. 4.6250%, 6/15/12	11,707,506
3,976,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	4,542,580
		16,250,086
Industrial Gases – 0.5%
16,227,000	Praxair, Inc. 2.1250%, 6/14/13	16,636,050
Instruments – Scientific – 0.2%
6,311,000	Thermo Fisher Scientific, Inc. 2.0500%, 2/21/14	6,434,349
Investment Management and Advisory Services – 0.3%
9,331,000	Franklin Resources, Inc. 2.0000%, 5/20/13	9,483,842
Life and Health Insurance – 1.5%
9,723,000	Prudential Financial, Inc. 5.1000%, 12/14/11	9,897,878
33,742,000	Prudential Financial, Inc. 3.6250%, 9/17/12	34,639,807
902,000	Prudential Financial, Inc. 4.5000%, 7/15/13	951,413
1,460,000	Prudential Financial, Inc. 6.2000%, 1/15/15	1,634,521
		47,123,619
Linen Supply & Related Items – 0.2%
5,208,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,248,773
Machinery – General Industrial – 0.1%
4,027,000	Wabtec Corp. DE 6.8750%, 7/31/13	4,308,890
Medical – Biomedical and Genetic – 0.6%
17,977,000	Amgen, Inc. 2.3000%, 6/15/16	17,821,643
Medical – Drugs – 0.5%
8,786,000	Sanofi-Aventis S.A. 0.5563%, 3/28/14‡	8,830,229
7,116,000	Sanofi-Aventis S.A. 1.6250%, 3/28/14	7,198,794
		16,029,023
Medical Products – 0.1%
2,732,000	CareFusion Corp. 4.1250%, 8/1/12	2,815,927
1,352,000	Covidien International Finance S.A. 5.4500%, 10/15/12	1,430,770
		4,246,697
Mortgage Banks – 0.7%
6,770,000	Abbey National Treasury Services PLC 1.8321%, 4/25/14‡	6,729,597
8,702,000	Abbey National Treasury Services PLC 2.8750%, 4/25/14	8,733,292
7,555,000	Abbey National Treasury Services PLC 4.0000%, 4/27/16	7,496,917
		22,959,806
Multi-Line Insurance – 1.2%
8,817,000	American International Group, Inc. 3.6500%, 1/15/14	8,985,317
12,621,000	MetLife, Inc. 1.5203%, 8/6/13‡	12,754,429
17,216,000	MetLife, Inc. 2.3750%, 2/6/14	17,543,448
		39,283,194
Multimedia – 1.1%
18,030,000	NBC Universal, Inc. 2.1000%, 4/1/14(144A)	18,269,168
14,658,000	Time Warner, Inc. 3.1500%, 7/15/15	15,158,908
		33,428,076
Office Automation and Equipment – 0.1%
3,106,000	Xerox Corp. 5.5000%, 5/15/12	3,229,355

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 65

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

$1,003,000	Xerox Corp. 8.2500%, 5/15/14	$1,176,885
		4,406,240
Oil Companies – Exploration and Production – 0.7%
11,539,000	Forest Oil Corp. 8.0000%, 12/15/11	11,827,475
8,465,000	Whiting Petroleum Corp. 7.0000%, 2/1/14	9,099,875
		20,927,350
Oil Companies – Integrated – 1.0%
4,508,000	Chevron Corp. 3.4500%, 3/3/12	4,602,429
2,254,000	ConocoPhillips 4.7500%, 2/1/14	2,459,439
22,860,000	Shell International Finance B.V. 1.8750%, 3/25/13	23,351,810
		30,413,678
Oil Refining and Marketing – 0.4%
4,327,000	Sunoco, Inc. 4.8750%, 10/15/14	4,655,134
7,726,000	Valero Energy Corp. 6.8750%, 4/15/12	8,079,341
		12,734,475
Pharmacy Services – 0.2%
7,236,000	Express Scripts, Inc. 3.1250%, 5/15/16	7,280,588
Pipelines – 3.3%
1,948,000	El Paso Corp. 7.3750%, 12/15/12	2,090,387
13,022,000	El Paso Corp. 6.8750%, 6/15/14	14,551,199
8,775,000	Energy Transfer Partners L.P. 5.6500%, 8/1/12	9,193,910
13,812,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	14,344,812
2,520,000	Kinder Morgan Energy Partners L.P. 5.8500%, 9/15/12	2,655,357
2,912,000	Kinder Morgan Energy Partners L.P. 5.0000%, 12/15/13	3,157,662
3,606,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	3,754,747
13,395,000	Kinder Morgan, Inc. 6.5000%, 9/1/12	14,064,750
17,765,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	18,367,997
18,891,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	19,814,997
3,173,000	Transcontinental Gas Pipe Line Co. LLC 7.0000%, 8/15/11	3,195,332
		105,191,150
Property and Casualty Insurance – 0.1%
1,618,000	Chubb Corp. 5.2000%, 4/1/13	1,730,635
Property Trust – 0.4%
10,818,000	WEA Finance LLC / WCI Finance LLC 5.4000%, 10/1/12(144A)	11,367,446
Publishing – Books – 0.4%
10,855,000	Scholastic Corp. 5.0000%, 4/15/13	11,112,806
Publishing – Newspapers – 0.4%
12,621,000	Gannett Co., Inc. 6.3750%, 9/1/15(144A)	13,062,735
Real Estate Management/Services – 0.3%
9,015,000	CB Richard Ellis Services, Inc. 11.6250%, 6/15/17	10,446,131
Reinsurance – 0.9%
4,508,000	Berkshire Hathaway Finance Corp 4.0000%, 4/15/12	4,633,931
2,975,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	3,173,665
1,059,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,143,789
18,255,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	18,730,725
		27,682,110
REIT – Health Care – 2.9%
7,212,000	HCP, Inc. 5.9500%, 9/15/11	7,282,115
24,101,000	HCP, Inc. 6.4500%, 6/25/12	25,295,638
12,910,000	HCP, Inc. 5.6250%, 2/28/13	13,698,685
14,307,000	HCP, Inc. 5.6500%, 12/15/13	15,675,665
4,343,000	HCP, Inc. 2.7000%, 2/1/14	4,405,626
5,166,000	Healthcare Realty Trust, Inc. 5.1250%, 4/1/14	5,506,238
13,058,000	Senior Housing Properties Trust 8.6250%, 1/15/12	13,488,144
6,064,000	Ventas Realty L.P. / Ventas Capital Corp. 3.1250%, 11/30/15	6,004,324
		91,356,435
REIT – Hotels – 0.8%
18,409,000	Host Hotels & Resorts L.P. 6.8750%, 11/1/14	18,869,225
7,212,000	Host Hotels & Resorts L.P. 6.3750%, 3/15/15	7,356,240
		26,225,465
REIT – Regional Malls – 2.0%
29,938,000	Rouse Co. L.P. 7.2000%, 9/15/12	31,172,943
26,639,000	Rouse Co. L.P. 6.7500%, 5/1/13(144A)	27,538,066
3,583,000	Simon Property Group L.P. 4.9000%, 1/30/14	3,876,777
		62,587,786
REIT – Shopping Centers – 0.3%
4,508,000	Developers Diversified Realty Corp. 5.3750%, 10/15/12	4,640,477
4,508,000	Equity One, Inc. 6.2500%, 12/15/14	4,925,486
		9,565,963

See Notes to Schedules of Investments and Financial Statements.

66 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Retail – Computer Equipment – 0.1%
$3,377,000	GameStop Corp. 8.0000%, 10/1/12	$3,427,655
Retail – Discount – 0%
942,000	Wal-Mart Stores, Inc. 3.2000%, 5/15/14	995,438
Retail – Perfume and Cosmetics – 0.5%
13,973,000	Sally Holdings LLC / Sally Capital, Inc. 9.2500%, 11/15/14	14,531,920
Retail – Regional Department Stores – 0.4%
9,015,000	Macy’s Retail Holdings, Inc. 5.3500%, 3/15/12	9,243,413
4,106,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	4,369,384
		13,612,797
Retail – Restaurants – 0.5%
11,115,000	Brinker International 5.7500%, 6/1/14	11,810,099
4,534,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	4,774,429
		16,584,528
Semiconductor Components/Integrated Circuits – 0.9%
10,998,000	Analog Devices, Inc. 5.0000%, 7/1/14	12,113,549
16,150,000	Maxim Integrated Products, Inc. 3.4500%, 6/14/13	16,771,484
		28,885,033
Steel – Producers – 0.8%
9,163,000	ArcelorMittal 5.3750%, 6/1/13	9,756,002
13,523,000	ArcelorMittal 3.7500%, 8/5/15	13,827,511
1,240,000	Steel Dynamics, Inc. 7.7500%, 4/15/16	1,302,000
		24,885,513
Super-Regional Banks – 0.4%
7,212,000	Bank One Corp. 5.9000%, 11/15/11	7,349,699
3,336,000	PNC Funding Corp. 5.2500%, 11/15/15	3,634,942
		10,984,641
Telecommunication Services – 0.6%
18,030,000	Qwest Corp. 8.8750%, 3/15/12	18,976,575
Telephone – Integrated – 0.4%
1,352,000	AT&T, Inc. 5.8750%, 8/15/12	1,427,624
992,000	AT&T, Inc. 4.9500%, 1/15/13	1,051,542
10,429,000	Virgin Media Finance PLC 9.1250%, 8/15/16	10,976,522
		13,455,688
Television – 0.1%
1,352,000	CBS Corp. 8.2000%, 5/15/14	1,582,908
Transportation – Railroad – 0.2%
2,105,000	Canadian Pacific Railway Co. 6.2500%, 10/15/11	2,139,147
2,209,000	Kansas City Southern Railway 8.0000%, 6/1/15	2,369,153
2,524,000	Union Pacific Corp. 5.4500%, 1/31/13	2,699,993
		7,208,293
Transportation – Services – 0.9%
26,144,000	Asciano Finance, Ltd. 3.1250%, 9/23/15(144A)	25,795,396
902,000	Fedex Corp. 7.3750%, 1/15/14	1,029,480
2,265,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,440,780
		29,265,656

Total Corporate Bonds (cost $2,158,217,718)		2,193,540,096

U.S. Treasury Notes/Bonds – 21.9%
	U.S. Treasury Notes/Bonds:
124,734,000	0.6250%, 6/30/12	125,221,710
23,905,000	0.6250%, 12/31/12	24,003,058
129,425,000	1.3750%, 2/15/13	131,482,599
87,933,000	0.6250%, 2/28/13	88,273,037
66,113,000	1.7500%, 4/15/13	67,667,978
23,059,000	0.6250%, 4/30/13	23,141,782
130,996,000	1.3750%, 5/15/13**	133,277,950
4,400,000	1.1250%, 6/15/13	4,456,892
56,567,000	1.2500%, 2/15/14	57,397,856
12,770,000	1.2500%, 3/15/14	12,955,548
23,059,000	1.0000%, 5/15/14	23,212,112

Total U.S. Treasury Notes/Bonds (cost $685,392,171)		691,090,522

Short-Term Taxable Variable Rate Demand Note – 0%
1,100,000	California Infrastructure & Economic Development Bank 0.7100%, 4/1/24‡ (cost $1,100,000)	1,100,000

Money Market – 3.9%
122,220,217	Janus Cash Liquidity Fund LLC, 0% (cost $122,220,217)	$122,220,217

Total Investments (total cost $3,091,605,622) – 99.2%		3,132,869,704

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		25,796,340

Net Assets – 100%		$3,158,666,044

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 67

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$70,390,278	2.3%
Belgium	370,782	0.0%
Canada	54,257,441	1.7%
Cayman Islands	22,121,950	0.7%
Chile	22,022,404	0.7%
France	16,029,023	0.5%
Luxembourg	50,650,251	1.6%
Netherlands	38,264,695	1.2%
New Zealand	15,322,632	0.5%
Singapore	5,892,485	0.2%
South Korea	2,701,494	0.1%
Sweden	28,357,049	0.9%
Switzerland	49,427,232	1.6%
United Kingdom	116,866,445	3.7%
United States††	2,640,195,543	84.3%

Total	$3,132,869,704	100.0%

††	Includes Cash Equivalents (80.4% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

68 | JUNE 30, 2011

Janus Money Market Funds (unaudited)

Co-Portfolio Manager
Janus Government Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended June 30, 2011	David Spilsted

Class D Shares(1)
1 Year	0.00%
5 Year	1.77%
10 Year	1.78%
Since Inception (February 14, 1995)	3.08%
Class T Shares
1 Year	0.00%
5 Year	1.77%
10 Year	1.78%
Since Inception (February 14, 1995)	3.08%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0000%
Without Reimbursement	0.0000%
Class T Shares
With Reimbursement	0.0000%
Without Reimbursement	0.0000%

Expense Ratio
Per the October 28, 2010 prospectus

Class D Shares(1)
Total Annual Fund Operating Expenses	0.68%
Class T Shares
Total Annual Fund Operating Expenses	0.72%

Co-Portfolio Manager
Janus Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended June 30, 2011	David Spilsted

Class D Shares(1)
1 Year	0.01%
5 Year	1.88%
10 Year	1.86%
Since Inception (February 14, 1995)	3.18%
Class T Shares
1 Year	0.01%
5 Year	1.88%
10 Year	1.86%
Since Inception (February 14, 1995)	3.18%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0000%
Without Reimbursement	0.0000%
Class T Shares
With Reimbursement	0.0000%
Without Reimbursement	0.0000%

Expense Ratio
Per the October 28, 2010 prospectus

Class D Shares(1)
Total Annual Fund Operating Expenses	0.67%
Class T Shares
Total Annual Fund Operating Expenses	0.71%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s yields and total returns would have been lower. Janus Capital may also voluntarily waive additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Included in the Total Annual Fund Operating Expenses is an administration fee of 0.46% for Class D Shares and 0.48% for Class T Shares of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 69

Janus Government Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,000.00	$1.09

Hypothetical (5% return before expenses)	$1,000.00	$1,023.70	$1.10

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,000.00	$1.04

Hypothetical (5% return before expenses)	$1,000.00	$1,023.75	$1.05

†	Expenses are equal to the annualized expense ratio of 0.22% for Class D and 0.21% for Class T Shares, Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

Janus Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,000.00	$0.94

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,000.00	$0.94

Hypothetical (5% return before expenses)	$1,000.00	$1,023.85	$0.95

†	Expenses are equal to the annualized expense ratio of 0.19% for Class D Shares and 0.19% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

70 | JUNE 30, 2011

Janus Government Money Market Fund

Schedule of Investments

As of June 30, 2011

Principal Amount		Value

Repurchase Agreements – 27.7%
$30,700,000	Credit Suisse Securities (USA) LLC 0.0600%, dated 6/30/11 maturing 7/1/11 to be repurchased at $30,700,051 collateralized by $993,191,318 in U.S. Government Agencies 0.0000% – 6.5000%, 12/25/11 – 6/15/41 with a value of $31,314,309	$30,700,000
23,400,000	RBC Capital Markets Corp. 0.0500%, dated 6/30/11 maturing 7/1/11 to be repurchased at $23,400,033 collateralized by $26,765,588 in U.S. Government Agencies 0.7440% – 5.0000%, 2/25/25 – 6/15/41 with a value of $23,868,000	23,400,000

Total Repurchase Agreements (amortized cost $54,100,000)		54,100,000

U.S. Government Agency Notes – 29.7%
	Army & Air Force Exchange Services:
5,500,000	0.2500%, 7/5/11	5,500,000
	Fannie Mae:
2,500,000	0.2100%, 7/11/11	2,499,889
3,000,000	0.1950%, 7/13/11	2,999,800
3,100,000	0.1000%, 9/28/11	3,099,233
2,233,000	0.0950%, 10/19/11	2,232,352
3,000,000	0.1000%, 11/9/11	2,998,908
2,000,000	0.1300%, 11/30/11	1,998,902
	Federal Home Loan Bank System:
3,400,000	0.1750%, 8/26/11	3,399,074
	Freddie Mac:
5,000,000	0.1600%, 10/5/11	4,997,866
3,088,000	0.0950%, 10/31/11	3,087,006
1,500,000	0.2200%, 11/2/11	1,499,432
3,000,000	0.1000%, 11/7/11	2,998,925
3,000,000	0.1000%, 11/14/11	2,998,867
2,000,000	0.1200%, 11/21/11	1,999,047
3,000,000	0.1250%, 12/5/11	2,998,364
3,000,000	0.1200%, 1/24/12	2,997,930
3,000,000	0.1300%, 2/8/12	2,997,595
6,589,301	0.1800%, 1/15/42	6,589,300

Total U.S. Government Agency Notes (amortized cost $57,892,490)		57,892,490

Variable Rate Demand Agency Notes – 42.6%
1,280,000	A.E. Realty LLC, Series 2003 0.2000%, 10/1/23	1,280,000
4,055,000	Cunat Capital Corp. 0.1900%, 4/1/36	4,055,000
9,000,000	Cypress Bend Real Estate Development LLC 0.2000%, 4/1/33	9,000,000
6,160,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments), Series K 0.0900%, 7/15/36	6,160,000
1,585,000	GMC Financing LLC 0.4000%, 6/1/30	1,585,000
3,135,000	Indian Hills Country Club 0.2000%, 3/1/30	3,135,000
2,500,000	Irrevocable Trust Agreement John A. Thomas & Elizabeth F. Thomas 0.2000%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.2400%, 6/1/47	3,745,000
165,000	Lakeshore Professional Properties LLC 0.2900%, 7/1/45	165,000
700,000	Maryland State Community Development Administration Multifamily Development (Crusader-D) 0.0600%, 2/1/41	700,000
28,000,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1850%, 11/1/35	28,000,000
4,560,000	Mississippi Business Finance Corp., Mississippi Revenue, (John Fayard), Series A 0.3000%, 3/1/29	4,560,000
4,880,000	Mississippi Business Finance Corp., Mississippi Revenue, (John Fayard), Series B 0.3000%, 3/1/29	4,880,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue (Aldus St. Apartments), Series A 0.0700%, 6/15/37	2,065,000
500,000	Sacramento California Redevelopment Agency 0.2200%, 1/15/36	500,000
1,740,000	Shepherd Capital LLC 0.2900%, 10/1/53	1,740,000
4,500,000	Thomas H. Turner Family Irrevocably Trust 0.2000%, 6/1/20	4,500,000
4,450,000	Tyler Enterprises LLC 0.2000%, 10/1/22	4,450,000

Total Variable Rate Demand Agency Notes (amortized cost $83,020,000)		83,020,000

Total Investments (total amortized cost $195,012,490 ) – 100.0%		195,012,490

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(32,216)

Net Assets – 100%		$194,980,274

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 71

Janus Money Market Fund

Schedule of Investments

As of June 30, 2011

Principal Amount		Value

Certificates Of Deposit – 8.3%
$20,000,000	Bank of Montreal 0.1400%, 7/18/11	$20,000,000
20,000,000	Bank of Montreal 0.1300%, 8/9/11	20,000,000
20,000,000	Canadian Imperial Bank of Commerce 0.1400%, 8/5/11	20,000,000
25,000,000	Rabobank Nederland 0.1700%, 8/19/11	25,000,000
20,000,000	Toronto-Dominion Bank 0.1300%, 8/8/11	20,000,000

Total Certificates Of Deposit (amortized cost $105,000,000)		105,000,000

Commercial Paper – 7.1%
38,470,000	Bryant Park Funding LLC 0.1400%, 7/25/11 (Section 4(2))	38,466,410
20,000,000	Commonwealth Bank of Australia 0.1259%, 7/11/11 (Section 4(2))	19,999,301
5,164,000	Nieuw Amsterdam Receivables Corp. 0.1800%, 7/20/11 (Section 4(2))	5,163,509
17,000,000	Nieuw Amsterdam Receivables Corp. 0.1800%, 9/6/11 (Section 4(2))	16,994,305
10,000,000	Standard Chartered Bank 0.2100%, 8/4/11 (Section 4(2))	9,998,016

Total Commercial Paper (amortized cost $90,621,541)		90,621,541

Floating Rate Note – 2.4%
30,000,000	Bank of America Corp. (same day put) 0.2000%, 7/1/11 (cost $30,000,000)	30,000,000

Repurchase Agreements – 43.1%
100,000,000	Goldman Sachs Group, Inc. 0.0300%, dated 6/30/11 maturing 7/1/11 to be repurchased at $100,000,083 collateralized by $96,015,216 in U.S. Government Agencies 3.5000% – 5.5000%, 8/15/34 – 4/25/40 with a value of $102,000,000	100,000,000
200,000,000	HSBC Securities (USA), Inc. 0.0500%, dated 6/30/11 maturing 7/1/11 to be repurchased at $200,000,278 collateralized by $400,268,948 in U.S. Government Agencies 3.5000% – 9.0000%, 9/20/18 – 5/15/53 with a value of $204,004,252	200,000,000
247,200,000	RBC Capital Markets Corp. 0.0500%, dated 6/30/11 maturing 7/1/11 to be repurchased at $247,200,343 collateralized by $282,754,412 in U.S. Government Agencies 0.7440% – 5.0000%, 2/25/25 – 6/15/41 with a value of $252,144,001	247,200,000

Total Repurchase Agreements (amortized cost $547,200,000)		547,200,000

U.S. Government Agency Notes – 23.7%
	Army & Air Force Exchange Services:
10,000,000	0.2500%, 7/5/11	10,000,000
19,500,000	0.2500%, 7/5/11	19,500,000
10,000,000	0.2500%, 7/13/11ß	10,000,000
8,500,000	0.2500%, 7/25/11ß	8,500,000
15,000,000	0.2500%, 7/26/11ß	15,000,000
	Fannie Mae:
10,000,000	0.1950%, 7/13/11	9,999,341
10,000,000	0.2100%, 8/1/11	9,998,191
10,000,000	0.1850%, 9/6/11	9,996,556
12,755,000	0.0993%, 11/23/11	12,749,897
10,000,000	0.1300%, 11/30/11	9,994,511
20,000,000	0.1900%, 12/1/11	19,983,846
10,000,000	0.0894%, 12/2/11	9,996,174
10,000,000	0.0894%, 12/6/11	9,996,074
10,000,000	0.0895%, 12/9/11	9,996,000
	Federal Home Loan Bank System:
10,000,000	0.1800%, 7/12/11	9,999,450
10,000,000	0.1750%, 8/26/11	9,997,277
	Freddie Mac:
10,000,000	0.2000%, 7/5/11	9,999,789
10,000,000	0.2100%, 7/6/11	9,999,708
10,000,000	0.2000%, 7/11/11	9,999,444
10,000,000	0.2400%, 8/16/11	9,996,931
10,000,000	0.2200%, 9/6/11	9,995,904
10,000,000	0.1800%, 9/20/11	9,995,949
10,000,000	0.1600%, 10/5/11	9,995,732
5,000,000	0.2200%, 11/2/11	4,996,210
10,000,000	0.1000%, 11/14/11	9,996,222
10,000,000	0.1200%, 11/21/11	9,995,233
10,000,000	0.1250%, 11/28/11	9,994,791
10,000,000	0.1250%, 12/5/11	9,994,330

Total U.S. Government Agency Notes (amortized cost $300,667,560)		300,667,560

Variable Rate Demand Agency Notes – 15.4%
425,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell), Series B, 0.4400%, 10/1/19	425,000
4,635,000	Brattlebro Retreat, 0.2400%, 1/1/36	4,635,000
4,000,000	Breckenridge Terrace LLC, 0.1800%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC, 0.1800%, 5/1/39	14,980,000
800,000	California Infrastructure and Economic Development, 0.4400%, 7/1/33	800,000
1,120,000	Capital Markets Access, 0.2000%, 7/1/25	1,120,000
5,700,000	Colorado Housing Facilities Revenue, (Tenderfoot Seasonal Housing LLC), Series A, 0.1800%, 7/1/35	5,700,000
6,170,000	Congress/Commons LLC, 0.2800%, 12/1/50	6,170,000
6,180,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project), 0.1900%, 1/1/26	6,180,000
9,100,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A, 0.1800%, 6/1/27	9,100,000

See Notes to Schedules of Investments and Financial Statements.

72 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Principal Amount		Value

$8,000,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A, 0.1800%, 5/1/39	$8,000,000
11,830,000	Eskaton Properties, Inc., 0.3500%, 12/1/37	11,830,000
4,455,000	FJM Properties-Wilmar, 0.3500%, 10/1/24	4,455,000
10,330,000	Franklin County Ohio Health Care Facility Revenue, (Adjusted Friendship Village Dublin), Series A, 0.0800%, 11/1/22	10,330,000
6,915,000	Franklin County Ohio Health Care Facility Revenue, (Variable Friendship Village Dublin), Series B, 0.0800%, 11/1/34	6,915,000
5,620,000	Hunter’s Ridge, South Point, 0.1900%, 6/1/25	5,620,000
4,650,000	J-J Properties LLC, 0.1900%, 7/1/35	4,650,000
605,000	Kentucky Economic Development Finance Authority, 0.1000%, 11/1/15	605,000
1,980,000	Lone Tree Building Authority, 0.6500%, 12/1/17	1,980,000
9,000,000	Louisiana Local Government Environmental Facilities, 0.0600%, 7/1/47	9,000,000
3,300,000	Lowell Family LLC, 0.3400%, 4/1/30	3,300,000
10,000,000	Massachusetts State Health And Educational, (Various Childrens Hospital), Series N-2, 0.0400%, 10/1/42	10,000,000
6,215,000	Mississippi Business Finance Corp., (The Pointe at MSU, LLC Project), Series 2009, 0.2800%, 12/1/39	6,215,000
5,945,000	Monongallia Health Systems, 0.1100%, 7/1/40	5,945,000
8,910,000	Orange County, Florida Health Facilities Authority Revenue, (Adventist Long Term Care), 0.0800%, 11/15/36	8,910,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark), 0.3400%, 4/1/20	160,000
3,650,000	Riley Family Eagle Lake/Lexington Heights LP, 0.1900%, 9/1/33	3,650,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue, (Albaugh, Inc. Project), Series B, 0.5400%, 11/1/19	300,000
4,520,000	Springfield, Tennessee, Health and Educational Facilities Revenue, Series A, 0.2400%, 6/1/26	4,520,000
2,600,000	Tift County, Georgia Development Authority, (Heatcraft), Series A, 0.2400%, 2/1/18	2,600,000
3,870,000	Timber Ridge County Affordable Housing Corp., Series 2003, 0.2000%, 12/1/32	3,870,000
4,825,000	Triple Crown Investments LLC, 0.2000%, 8/1/25	4,825,000
100,000	Union City, Tennessee Industrial Development Board, (Cobank LLC Project), 0.4900%, 1/1/25	100,000
1,820,000	Volunteers of America, Alabama, 0.2400%, 9/1/23	1,820,000
23,415,000	Washington Higher Education Facilities Authority, 0.0600%, 10/1/30	23,415,000

Total Variable Rate Demand Agency Notes (amortized cost $196,125,000)		196,125,000

Total Investments (total amortized cost $1,269,614,101 ) – 100.0%		1,269,614,101

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		226,922

Net Assets – 100%		$1,269,841,023

See Notes to Schedules of Investments and Financial Statements.

Janus Fixed Income & Money Market Funds | 73

Statements of Assets and Liabilities - Fixed Income Funds

As of June 30, 2011
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Assets:
Investments at cost	$3,288,890	$27,428	$1,737,273	$3,091,606
Unaffiliated investments at value	$3,324,666	$26,236	$1,683,498	$3,010,649
Affiliated investments at value	41,747	1,463	128,415	122,220
Cash	21	26	–	1,013
Cash denominated in foreign currency(1)	–	7	–	–
Receivables:
Investments sold	76,484	1,357	4,109	48,850
Fund shares sold	8,156	75	4,005	6,268
Dividends	2	1	5	5
Interest	34,662	268	29,700	24,400
Non-interested Trustees’ deferred compensation	90	1	47	82
Other assets	80	–	170	980
Forward currency contracts	–	13	–	–
Total Assets	3,485,908	29,447	1,849,949	3,214,467
Liabilities:
Payables:
Due to custodian	–	–	692	–
Investments purchased	31,736	1,759	31,410	48,330
Fund shares repurchased	3,324	103	4,499	5,139
Dividends	766	–	694	83
Advisory fees	975	4	845	1,459
Administrative services fees	242	2	246	417
Distribution fees and shareholder servicing fees	317	1	104	135
Administrative, networking and omnibus fees	303	–	46	19
Non-interested Trustees’ fees and expenses	38	–	15	24
Non-interested Trustees’ deferred compensation fees	90	1	47	82
Accrued expenses and other payables	208	55	127	113
Forward currency contracts	–	16	–	–
Total Liabilities	37,999	1,941	38,725	55,801
Net Assets	$3,447,909	$27,506	$1,811,224	$3,158,666

74 | JUNE 30, 2011

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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75

Statements of Assets and Liabilities - Fixed Income Funds  (continued)

As of June 30, 2011
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$3,332,685	$27,092	$1,747,820	$3,112,263
Undistributed net investment income/(loss)*	72	75	983	(166)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	37,626	70	(12,221)	5,302
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	77,526	269	74,642	41,267
Total Net Assets	$3,447,909	$27,506	$1,811,224	$3,158,666
Net Assets - Class A Shares	$400,706	$1,190	$171,976	$374,981
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,005	115	18,836	121,590
Net Asset Value Per Share(2)	$10.54	$10.35	$9.13	$3.08
Maximum Offering Price Per Share(3)	$11.07	$10.87	$9.59	$3.16
Net Assets - Class C Shares	$268,575	$1,293	$78,456	$70,507
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,471	125	8,590	22,880
Net Asset Value Per Share(2)	$10.54	$10.36	$9.13	$3.08
Net Assets - Class D Shares	$686,500	$4,876	$317,038	$210,532
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,110	471	34,726	68,159
Net Asset Value Per Share	$10.54	$10.35	$9.13	$3.09
Net Assets - Class I Shares	$1,230,115	$10,464	$174,961	$543,799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	116,676	1,012	19,155	176,281
Net Asset Value Per Share	$10.54	$10.34	$9.13	$3.08
Net Assets - Class R Shares	$9,585	N/A	$1,100	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	909	N/A	121	N/A
Net Asset Value Per Share	$10.54	N/A	$9.13	N/A
Net Assets - Class S Shares	$57,799	$875	$7,015	$5,692
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,481	84	767	1,847
Net Asset Value Per Share	$10.55	$10.36	$9.15	$3.08
Net Assets - Class T Shares	$794,629	$8,808	$1,060,678	$1,953,155
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	75,364	851	116,165	632,065
Net Asset Value Per Share	$10.54	$10.35	$9.13	$3.09

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $6,918 for Janus Global Bond Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

76 | JUNE 30, 2011

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77

Statements of Operations - Fixed Income Funds

For the fiscal year ended June 30, 2011
(all numbers in thousands)	Janus Flexible Bond Fund	Janus Global Bond Fund(1)	Janus High-Yield Fund	Janus Short-Term Bond Fund

Investment Income:
Interest	$135,536	$279	$127,112	$81,127
Dividends	319	1	695	–
Dividends from affiliates	178	1	123	107
Fee income	119	–	498	253
Total Investment Income	136,152	281	128,428	81,487
Expenses:
Advisory fees	13,053	44	8,952	15,208
Shareholder reports expense	620	11	250	348
Transfer agent fees and expenses	217	1	109	96
Registration fees	261	122	156	211
Custodian fees	10	6	13	19
Professional fees	67	32	53	74
Non-interested Trustees’ fees and expenses	133	–	61	112
Administrative services fees - Class D Shares	829	1	351	267
Administrative services fees - Class R Shares	20	N/A	3	N/A
Administrative services fees - Class S Shares	152	1	18	13
Administrative services fees - Class T Shares	1,818	2	2,189	4,875
Distribution fees and shareholder servicing fees - Class A Shares	929	1	358	411
Distribution fees and shareholder servicing fees - Class C Shares	2,571	5	707	687
Distribution fees and shareholder servicing fees - Class R Shares	39	N/A	5	N/A
Distribution fees and shareholder servicing fees - Class S Shares	152	1	18	12
Administrative, networking and omnibus fees - Class A Shares	217	–	66	74
Administrative, networking and omnibus fees - Class C Shares	236	–	44	48
Administrative, networking and omnibus fees - Class I Shares	1,305	–	125	160
Other expenses	178	5	313	203
Non-recurring costs (Note 4)	1	N/A	–	–
Costs assumed by Janus Capital Management LLC (Note 4)	(1)	N/A	–	–
Total Expenses	22,807	232	13,791	22,818
Expense and Fee Offset	(8)	–	(4)	(5)
Net Expenses	22,799	232	13,787	22,813
Less: Excess Expense Reimbursement	(177)	(173)	–	(1,425)
Net Expenses after Expense Reimbursement	22,622	59	13,787	21,388
Net Investment Income	113,530	222	114,641	60,099
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	84,042	140	78,739	15,595
Net realized gain/(loss) from futures contracts	(56)	–	–	(138)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(36,246)	269	18,300	3,285
Net Gain on Investments	47,740	409	97,039	18,742
Net Increase in Net Assets Resulting from Operations	$161,270	$631	$211,680	$78,841

(1)	Period from December 28, 2010 (inception date) through June 30, 2011.

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79

Statements of Changes in Net Assets - Fixed Income Funds

	Janus Flexible			Janus Global	Janus			Janus Short-Term
For the fiscal year ended June 30, 2011, the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009	Bond Fund			Bond Fund	High-Yield Fund			Bond Fund
(all numbers in thousands)	2011	2010(1)	2009	2011(2)	2011	2010(1)	2009	2011	2010(1)	2009

Operations:
Net investment income	$113,530	$63,020	$48,224	$222	$114,641	$64,981	$76,100	$60,099	$32,341	$20,655
Net realized gain/(loss) from investment and foreign currency transactions	84,042	58,802	33,784	140	78,739	39,221	(42,414)	15,595	11,715	5,043
Net realized gain/(loss) from futures contracts	(56)	(1,919)	–	–	–	–	–	(138)	(657)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(36,246)	21,070	125,978	269	18,300	(19,092)	171,845	3,285	5,322	32,492
Net Increase in Net Assets Resulting from Operations	161,270	140,973	207,986	631	211,680	85,110	205,531	78,841	48,721	58,190
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(13,108)	(7,137)	(3,018)	(14)	(10,312)	(5,425)	(2,470)	(3,544)	(1,307)	(171)
Class C Shares	(7,328)	(4,268)	(1,552)	(10)	(4,991)	(3,401)	(1,539)	(997)	(465)	(61)
Class D Shares	(25,542)	(9,498)	N/A	(35)	(21,573)	(7,450)	N/A	(5,053)	(1,952)	N/A
Class I Shares	(39,912)	(17,175)	(2,987)	(124)	(13,219)	(2,418)	(499)	(8,457)	(2,008)	(86)
Class R Shares	(244)	(112)	(33)	N/A	(68)	(57)	(28)	N/A	N/A	N/A
Class S Shares	(2,016)	(1,719)	(877)	(11)	(496)	(364)	(161)	(99)	(72)	(22)
Class T Shares	(26,053)	(23,412)	(39,850)	(23)	(63,379)	(45,737)	(71,629)	(41,906)	(26,629)	(20,188)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(11,992)	(1,373)	–	–	–	–	–	(1,038)	(14)	–
Class C Shares	(8,699)	(988)	–	–	–	–	–	(565)	(8)	–
Class D Shares	(22,228)	–	N/A	–	–	–	N/A	(1,775)	–	N/A
Class I Shares	(34,295)	(2,818)	–	–	–	–	–	(2,459)	(21)	–
Class R Shares	(258)	(19)	–	N/A	–	–	–	N/A	N/A	N/A
Class S Shares	(1,864)	(409)	–	–	–	–	–	(38)	(1)	–
Class T Shares	(23,387)	(6,281)	–	–	–	–	–	(15,511)	(361)	–
Net Decrease from Dividends and Distributions	(216,926)	(75,209)	(48,317)	(217)	(114,038)	(64,852)	(76,326)	(81,442)	(32,838)	(20,528)
Capital Share Transactions:
Shares Sold
Class A Shares	236,791	144,388	99,964	1,142	101,346	46,880	32,160	343,501	101,295	44,791
Class C Shares	116,406	102,952	58,100	1,256	24,608	18,069	23,589	31,038	44,192	23,813
Class D Shares	163,433	72,155	N/A	5,279	83,778	19,497	N/A	55,233	31,219	N/A
Class I Shares	738,213	410,024	307,620	10,584	197,281	62,691	15,328	517,969	149,306	71,096
Class R Shares	8,944	3,450	1,990	N/A	515	792	43	N/A	N/A	N/A
Class S Shares	26,590	30,833	23,950	834	2,622	3,284	2,904	3,127	4,829	6,819
Class T Shares	487,789	331,547	466,061	8,775	491,082	281,066	467,613	951,013	1,355,753	1,260,160
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	612,047	N/A	N/A	N/A	251,932	N/A	N/A	233,703	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	182,146	N/A	N/A	N/A	55,786	N/A	N/A	N/A
Class C Shares	N/A	N/A	107,892	N/A	N/A	N/A	36,350	N/A	N/A	N/A
Class I Shares	N/A	N/A	140,078	N/A	N/A	N/A	11,556	N/A	N/A	N/A
Class R Shares	N/A	N/A	1,321	N/A	N/A	N/A	879	N/A	N/A	N/A
Class S Shares	N/A	N/A	58,255	N/A	N/A	N/A	3,581	N/A	N/A	N/A

80 | JUNE 30, 2011

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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81

Statements of Changes in Net Assets - Fixed Income Funds  (continued)

	Janus Flexible			Janus Global	Janus			Janus Short-Term
For the fiscal year ended June 30, 2011, the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009	Bond Fund			Bond Fund	High-Yield Fund			Bond Fund
(all numbers in thousands)	2011	2010(1)	2009	2011(2)	2011	2010(1)	2009	2011	2010(1)	2009

Redemption Fees
Class D Shares	N/A	N/A	N/A	N/A	32	23	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	9	15	–	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	–	3	5	N/A	N/A	N/A
Class T Shares	N/A	N/A	N/A	N/A	121	242	346	N/A	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	22,589	7,288	2,200	13	8,816	4,512	2,021	4,010	1,009	78
Class C Shares	9,461	2,901	824	10	3,746	2,575	1,114	1,096	321	42
Class D Shares	44,266	9,790	–	34	18,155	6,961	N/A	6,651	2,146	N/A
Class I Shares	63,798	16,901	2,842	124	11,810	1,833	441	7,533	510	17
Class R Shares	450	107	26	N/A	58	53	28	N/A	N/A	N/A
Class S Shares	3,857	2,080	858	11	496	302	117	137	46	8
Class T Shares	48,530	27,379	37,151	23	61,957	42,793	66,465	56,769	26,270	18,905
Shares Repurchased
Class A Shares	(176,709)	(66,349)	(65,835)	–	(55,880)	(28,650)	(13,009)	(92,986)	(25,340)	(1,492)
Class C Shares	(89,404)	(35,877)	(13,725)	–	(23,685)	(15,111)	(5,010)	(24,554)	(5,388)	(409)
Class D Shares	(175,942)	(44,865)	N/A	(481)	(52,283)	(35,156)	N/A	(78,296)	(40,679)	N/A
Class I Shares	(319,248)	(130,104)	(11,062)	(504)	(117,124)	(14,528)	(6,688)	(152,256)	(49,343)	(1,535)
Class R Shares	(5,250)	(1,233)	(367)	N/A	(417)	(967)	–	N/A	N/A	N/A
Class S Shares	(33,391)	(43,602)	(17,691)	–	(2,959)	(3,197)	(1,170)	(2,715)	(4,317)	(2,318)
Class T Shares	(370,997)	(207,784)	(277,166)	(8)	(253,310)	(258,347)	(148,029)	(1,010,651)	(417,066)	(335,458)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(612,047)	N/A	N/A	N/A	(251,932)	N/A	N/A	(233,703)	N/A
Net Increase from Capital Share Transactions	800,176	631,981	1,105,432	27,092	500,774	135,635	546,420	616,619	1,174,763	1,084,517
Net Increase in Net Assets	744,520	697,745	1,265,101	27,506	598,416	155,893	675,625	614,018	1,190,646	1,122,179
Net Assets:
Beginning of period	2,703,389	2,005,644	740,543	–	1,212,808	1,056,915	381,290	2,544,648	1,354,002	231,823
End of period	$3,447,909	$2,703,389	$2,005,644	$27,506	$1,811,224	$1,212,808	$1,056,915	$3,158,666	$2,544,648	$1,354,002

Undistributed Net Investment Income/(Loss)*	$72	$871	$1,171	$75	$983	$1,008	$445	$(166)	$(91)	$152

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from December 28, 2010 (inception date) through June 30, 2011.

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83

Financial Highlights

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Janus Flexible Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.37	.28	.14
Net gain on investments (both realized and unrealized)	.19	.35	.44
Total from Investment Operations	.56	.63	.58
Less Distributions:
Dividends (from net investment income)*	(.38)	(.28)	(.14)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions	(.72)	(.34)	(.14)
Net Asset Value, End of Period	$10.54	$10.70	$10.41
Total Return**	5.41%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$400,706	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$371,462	$265,798	$218,408
Ratio of Gross Expenses to Average Net Assets***(3)	0.76%	0.76%	0.80%
Ratio of Net Expenses to Average Net Assets***(3)	0.76%	0.76%	0.80%
Ratio of Net Investment Income to Average Net Assets***	3.51%	4.04%	4.28%
Portfolio Turnover Rate***	147%	130%	215%

Class A Shares

Janus Global
Bond Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.19
Net gain on investments (both realized and unrealized)	.31
Total from Investment Operations	.50
Less Distributions:
Dividends (from net investment income)*	(.15)
Distributions (from capital gains)*	–
Total Distributions	(.15)
Net Asset Value, End of Period	$10.35
Total Return**	4.99%
Net Assets, End of Period (in thousands)	$1,190
Average Net Assets for the Period (in thousands)	$958
Ratio of Gross Expenses to Average Net Assets***(3)	0.80%
Ratio of Net Expenses to Average Net Assets***(3)	0.79%
Ratio of Net Investment Income to Average Net Assets***	3.03%
Portfolio Turnover Rate***	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

84 | JUNE 30, 2011

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Janus High-Yield Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	.65	.47	.27
Net gain on investments (both realized and unrealized)	.68	.16	.68
Total from Investment Operations	1.33	.63	.95
Less Distributions:
Dividends (from net investment income)*	(.65)	(.47)	(.27)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.65)	(.47)	(.27)
Net Asset Value, End of Period	$9.13	$8.45	$8.29
Total Return**	16.09%(3)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$171,976	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$143,277	$98,784	$75,369
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%	0.92%	0.96%
Ratio of Net Expenses to Average Net Assets***(4)	0.92%	0.92%	0.96%
Ratio of Net Investment Income to Average Net Assets***	7.23%	8.30%	10.07%
Portfolio Turnover Rate***	92%	91%	97%

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Short-Term Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	.07	.05	.04
Net gain on investments (both realized and unrealized)	.01	.03	.05
Total from Investment Operations	.08	.08	.09
Less Distributions:
Dividends (from net investment income)*	(.07)	(.05)	(.04)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.09)	(.05)	(.04)
Net Asset Value, End of Period	$3.08	$3.09	$3.06
Total Return**	2.65%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$374,981	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$164,464	$82,728	$18,271
Ratio of Gross Expenses to Average Net Assets***(4)	0.80%	0.80%	0.82%
Ratio of Net Expenses to Average Net Assets***(4)	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets***	2.12%	2.39%	2.78%
Portfolio Turnover Rate***	100%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%. See Note 4 in Notes to Financial Statements.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 85

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Janus Flexible Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.29	.23	.12
Net gain on investments (both realized and unrealized)	.19	.35	.44
Total from Investment Operations	.48	.58	.56
Less Distributions:
Dividends (from net investment income)*	(.30)	(.23)	(.12)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions	(.64)	(.29)	(.12)
Net Asset Value, End of Period	$10.54	$10.70	$10.41
Total Return**	4.62%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$268,575	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$264,522	$195,825	$137,244
Ratio of Gross Expenses to Average Net Assets***(3)	1.51%	1.51%	1.57%
Ratio of Net Expenses to Average Net Assets***(3)	1.51%	1.51%	1.57%
Ratio of Net Investment Income to Average Net Assets***	2.75%	3.29%	3.51%
Portfolio Turnover Rate***	147%	130%	215%

Class C Shares

Janus Global
Bond Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.16
Net gain on investments (both realized and unrealized)	.31
Total from Investment Operations	.47
Less Distributions:
Dividends (from net investment income)*	(.11)
Distributions (from capital gains)*	–
Total Distributions	(.11)
Net Asset Value, End of Period	$10.36
Total Return**	4.70%
Net Assets, End of Period (in thousands)	$1,293
Average Net Assets for the Period (in thousands)	$908
Ratio of Gross Expenses to Average Net Assets***(3)	1.36%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.36%(5)
Ratio of Net Investment Income to Average Net Assets***	2.45%
Portfolio Turnover Rate***	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.77% and 1.77%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

86 | JUNE 30, 2011

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	.59	.43	.27
Net gain on investments (both realized and unrealized)	.68	.16	.68
Total from Investment Operations	1.27	.59	.95
Less Distributions:
Dividends (from net investment income)*	(.59)	(.43)	(.27)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.59)	(.43)	(.27)
Net Asset Value, End of Period	$9.13	$8.45	$8.29
Total Return**	15.30%(3)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$78,456	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$76,507	$67,693	$51,080
Ratio of Gross Expenses to Average Net Assets***(4)	1.61%	1.65%	1.71%
Ratio of Net Expenses to Average Net Assets***(4)	1.61%	1.65%	1.71%
Ratio of Net Investment Income to Average Net Assets***	6.57%	7.59%	9.27%
Portfolio Turnover Rate***	92%	91%	97%

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Short-Term Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	.04	.03	.05
Net gain on investments (both realized and unrealized)	.02	.02	.05
Total from Investment Operations	.06	.05	.10
Less Distributions:
Dividends (from net investment income)*	(.04)	(.03)	(.05)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.06)	(.03)	(.05)
Net Asset Value, End of Period	$3.08	$3.08	$3.06
Total Return**	2.24%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$70,507	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$69,983	$42,824	$8,848
Ratio of Gross Expenses to Average Net Assets***(4)	1.53%	1.55%	1.57%
Ratio of Net Expenses to Average Net Assets***(4)	1.53%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets***	1.40%	1.64%	2.01%
Portfolio Turnover Rate***	100%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%. See Note 4 in Notes to Financial Statements.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 87

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30,	Janus Flexible Bond Fund
2010	2011	2010(1)

Net Asset Value, Beginning of Period	$10.70	$10.43
Income from Investment Operations:
Net investment income	.39	.16
Net gain on investments (both realized and unrealized)	.18	.27
Total from Investment Operations	.57	.43
Less Distributions:
Dividends (from net investment income)*	(.39)	(.16)
Distributions (from capital gains)*	(.34)	–
Total Distributions	(.73)	(.16)
Net Asset Value, End of Period	$10.54	$10.70
Total Return**	5.59%	4.13%
Net Assets, End of Period (in thousands)	$686,500	$665,736
Average Net Assets for the Period (in thousands)	$691,039	$632,441
Ratio of Gross Expenses to Average Net Assets***(2)	0.59%	0.60%
Ratio of Net Expenses to Average Net Assets***(2)	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets***	3.68%	4.09%
Portfolio Turnover Rate***	147%	130%

Class D Shares

Janus Global
Bond Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.18
Net gain on investments (both realized and unrealized)	.32
Total from Investment Operations	.50
Less Distributions:
Dividends (from net investment income)*	(.15)
Distributions (from capital gains)*	–
Total Distributions	(.15)
Net Asset Value, End of Period	$10.35
Total Return**	5.06%
Net Assets, End of Period (in thousands)	$4,876
Average Net Assets for the Period (in thousands)	$2,296
Ratio of Gross Expenses to Average Net Assets***(2)	0.72%
Ratio of Net Expenses to Average Net Assets***(2)	0.72%
Ratio of Net Investment Income to Average Net Assets***	3.08%
Portfolio Turnover Rate***	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

88 | JUNE 30, 2011

Class D Shares

For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30,	Janus High-Yield Fund
2010	2011	2010(1)

Net Asset Value, Beginning of Period	$8.45	$8.27
Income from Investment Operations:
Net investment income	.67	.26
Net gain on investments (both realized and unrealized)	.68	.18
Total from Investment Operations	1.35	.44
Less Distributions and Other:
Dividends (from net investment income)*	(.67)	(.26)
Distributions (from capital gains)*	–	–
Redemption fees	–(2)	–(2)
Total Distributions and Other	(.67)	(.26)
Net Asset Value, End of Period	$9.13	$8.45
Total Return**	16.28%(3)	5.31%
Net Assets, End of Period (in thousands)	$317,038	$247,945
Average Net Assets for the Period (in thousands)	$292,765	$245,710
Ratio of Gross Expenses to Average Net Assets***(4)	0.76%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	7.41%	8.27%
Portfolio Turnover Rate***	92%	91%

Class D Shares

For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30,	Janus Short-Term Bond Fund
2010	2011	2010(1)

Net Asset Value, Beginning of Period	$3.09	$3.08
Income from Investment Operations:
Net investment income	.07	.03
Net gain on investments (both realized and unrealized)	.02	.01
Total from Investment Operations	.09	.04
Less Distributions:
Dividends (from net investment income)*	(.07)	(.03)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.09)	(.03)
Net Asset Value, End of Period	$3.09	$3.09
Total Return**	3.12%	1.21%
Net Assets, End of Period (in thousands)	$210,532	$227,147
Average Net Assets for the Period (in thousands)	$221,970	$221,604
Ratio of Gross Expenses to Average Net Assets***(4)	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets***	2.25%	2.42%
Portfolio Turnover Rate***	100%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	Impact on performance due to reimbursement from advisor was 0.51%. See Note 4 in Notes to Financial Statements.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 89

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Janus Flexible Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	.40	.30	.15
Net gain on investments (both realized and unrealized)	.18	.35	.44
Total from Investment Operations	.58	.65	.59
Less Distributions:
Dividends (from net investment income)*	(.40)	(.30)	(.15)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions	(.74)	(.36)	(.15)
Net Asset Value, End of Period	$10.54	$10.70	$10.41
Total Return**	5.62%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$1,230,115	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$1,067,665	$609,814	$202,602
Ratio of Gross Expenses to Average Net Assets***(3)	0.56%	0.55%	0.48%
Ratio of Net Expenses to Average Net Assets***(3)	0.56%	0.55%	0.48%
Ratio of Net Investment Income to Average Net Assets***	3.72%	4.24%	4.55%
Portfolio Turnover Rate***	147%	130%	215%

Class I Shares

Janus Global
Bond Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.19
Net gain on investments (both realized and unrealized)	.31
Total from Investment Operations	.50
Less Distributions:
Dividends (from net investment income)*	(.16)
Distributions (from capital gains)*	–
Total Distributions	(.16)
Net Asset Value, End of Period	$10.34
Total Return**	5.02%
Net Assets, End of Period (in thousands)	$10,464
Average Net Assets for the Period (in thousands)	$7,863
Ratio of Gross Expenses to Average Net Assets***(3)	0.77%
Ratio of Net Expenses to Average Net Assets***(3)	0.77%
Ratio of Net Investment Income to Average Net Assets***	3.06%
Portfolio Turnover Rate***	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

90 | JUNE 30, 2011

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	.67	.48	.28
Net gain on investments (both realized and unrealized)	.68	.17	.67
Total from Investment Operations	1.35	.65	.95
Less Distributions and Other:
Dividends (from net investment income)*	(.67)	(.48)	(.28)
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–
Total Distributions and Other	(.67)	(.48)	(.28)
Net Asset Value, End of Period	$9.13	$8.45	$8.28
Total Return**	16.35%(4)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$174,961	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$178,564	$43,060	$14,845
Ratio of Gross Expenses to Average Net Assets***(5)	0.70%	0.64%	0.66%
Ratio of Net Expenses to Average Net Assets***(5)	0.70%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets***	7.43%	8.50%	10.33%
Portfolio Turnover Rate***	92%	91%	97%

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Short-Term Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	.07	.06	.03
Net gain on investments (both realized and unrealized)	.01	.02	.05
Total from Investment Operations	.08	.08	.08
Less Distributions:
Dividends (from net investment income)*	(.07)	(.05)	(.03)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.09)	(.05)	(.03)
Net Asset Value, End of Period	$3.08	$3.09	$3.06
Total Return**	2.91%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$543,799	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$350,062	$115,010	$8,399
Ratio of Gross Expenses to Average Net Assets***(5)	0.56%	0.55%	0.59%
Ratio of Net Expenses to Average Net Assets***(5)	0.56%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets***	2.39%	2.64%	2.85%
Portfolio Turnover Rate***	100%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	Impact on performance due to reimbursement from advisor was 0.51%. See Note 4 in Notes to Financial Statements.
(5)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 91

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Flexible Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.70	$10.42	$9.97
Income from Investment Operations:
Net investment income	.33	.25	.13
Net gain on investments (both realized and unrealized)	.18	.34	.45
Total from Investment Operations	.51	.59	.58
Less Distributions:
Dividends (from net investment income)*	(.33)	(.25)	(.13)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions	(.67)	(.31)	(.13)
Net Asset Value, End of Period	$10.54	$10.70	$10.42
Total Return**	4.94%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$9,585	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$7,906	$4,675	$2,700
Ratio of Gross Expenses to Average Net Assets***(3)	1.20%	1.20%	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	1.20%	1.20%	1.24%
Ratio of Net Investment Income to Average Net Assets***	3.06%	3.59%	3.83%
Portfolio Turnover Rate***	147%	130%	215%

Class R Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	.61	.45	.26
Net gain on investments (both realized and unrealized)	.68	.17	.67
Total from Investment Operations	1.29	.62	.93
Less Distributions and Other:
Dividends (from net investment income)*	(.61)	(.45)	(.26)
Distributions (from capital gains)*	–	–	–
Redemption fees	–(4)	–	–
Total Distributions and Other	(.61)	(.45)	(.26)
Net Asset Value, End of Period	$9.13	$8.45	$8.28
Total Return**	15.62%(5)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$1,100	$876	$959
Average Net Assets for the Period (in thousands)	$997	$1,095	$885
Ratio of Gross Expenses to Average Net Assets***(3)	1.33%	1.37%	1.41%
Ratio of Net Expenses to Average Net Assets***(3)	1.33%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets***	6.85%	7.88%	9.83%
Portfolio Turnover Rate***	92%	91%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	Impact on performance due to reimbursement from advisor was 0.50%. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

92 | JUNE 30, 2011

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Flexible Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.71	$10.42	$9.97
Income from Investment Operations:
Net investment income	.35	.27	.14
Net gain on investments (both realized and unrealized)	.19	.35	.45
Total from Investment Operations	.54	.62	.59
Less Distributions:
Dividends (from net investment income)*	(.36)	(.27)	(.14)
Distributions (from capital gains)*	(.34)	(.06)	–
Total Distributions	(.70)	(.33)	(.14)
Net Asset Value, End of Period	$10.55	$10.71	$10.42
Total Return**	5.21%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$57,799	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$60,614	$66,480	$67,591
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	0.95%	0.99%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	0.95%	0.99%
Ratio of Net Investment Income to Average Net Assets***	3.31%	3.87%	4.10%
Portfolio Turnover Rate***	147%	130%	215%

Class S Shares

Janus Global
Bond Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.20
Net gain on investments (both realized and unrealized)	.29
Total from Investment Operations	.49
Less Distributions:
Dividends (from net investment income)*	(.13)
Distributions (from capital gains)*	–
Total Distributions	(.13)
Net Asset Value, End of Period	$10.36
Total Return**	4.96%
Net Assets, End of Period (in thousands)	$875
Average Net Assets for the Period (in thousands)	$851
Ratio of Gross Expenses to Average Net Assets***(3)	0.86%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.86%(5)
Ratio of Net Investment Income to Average Net Assets***	2.97%
Portfolio Turnover Rate***	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.27% and 1.27%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 93

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus High-Yield Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.47	$8.29	$7.61
Income from Investment Operations:
Net investment income	.63	.46	.27
Net gain on investments (both realized and unrealized)	.68	.17	.67
Total from Investment Operations	1.31	.63	.94
Less Distributions and Other:
Dividends (from net investment income)*	(.63)	(.45)	(.27)
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	.01
Total Distributions and Other	(.63)	(.45)	(.26)
Net Asset Value, End of Period	$9.15	$8.47	$8.29
Total Return**	15.83%(4)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$7,015	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$7,079	$6,774	$5,037
Ratio of Gross Expenses to Average Net Assets***(5)	1.13%	1.12%	1.18%
Ratio of Net Expenses to Average Net Assets***(5)	1.13%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets***	7.05%	8.12%	9.82%
Portfolio Turnover Rate***	92%	91%	97%

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Janus Short-Term Bond Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	.06	.04	.03
Net gain on investments (both realized and unrealized)	.02	.03	.05
Total from Investment Operations	.08	.07	.08
Less Distributions:
Dividends (from net investment income)*	(.06)	(.05)	(.03)
Distributions (from capital gains)*	(.02)	–	–
Total Distributions	(.08)	(.05)	(.03)
Net Asset Value, End of Period	$3.08	$3.08	$3.06
Total Return**	2.74%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$5,692	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$5,172	$4,928	$2,543
Ratio of Gross Expenses to Average Net Assets***(5)	1.03%	1.05%	1.07%
Ratio of Net Expenses to Average Net Assets***(5)	1.03%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.90%	2.20%	2.59%
Portfolio Turnover Rate***	100%	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	Impact on performance due to reimbursement from advisor was 0.50%. See Note 4 in Notes to Financial Statements.
(5)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

94 | JUNE 30, 2011

Class T Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended	Janus Flexible Bond Fund
June 30, 2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$10.70	$10.42	$9.09	$9.45	$9.42	$9.41
Income from Investment Operations:
Net investment income	.38	.29	.43	.42	.46	.42
Net gain/(loss) on investments (both realized and unrealized)	.18	.34	1.33	(.36)	.02	.02
Total from Investment Operations	.56	.63	1.76	.06	.48	.44
Less Distributions:
Dividends (from net investment income)*	(.38)	(.29)	(.43)	(.42)	(.45)	(.43)
Distributions (from capital gains)*	(.34)	(.06)	–	–	–	–
Total Distributions	(.72)	(.35)	(.43)	(.42)	(.45)	(.43)
Net Asset Value, End of Period	$10.54	$10.70	$10.42	$9.09	$9.45	$9.42
Total Return**	5.47%	6.13%	19.74%	0.50%	5.27%	4.80%
Net Assets, End of Period (in thousands)	$794,629	$641,811	$1,086,604	$740,543	$759,576	$766,863
Average Net Assets for the Period (in thousands)	$727,010	$831,851	$915,900	$855,399	$755,593	$827,407
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%	0.66%	0.73%	0.78%	0.80%	0.83%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.66%	0.73%	0.77%	0.80%	0.82%
Ratio of Net Investment Income to Average Net Assets***	3.56%	4.19%	4.34%	4.32%	4.81%	4.37%
Portfolio Turnover Rate***	147%	130%	215%	185%	140%(3)	144%(3)

Class T Shares

Janus Global
Bond Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.16
Net gain/(loss) on investments (both realized and unrealized)	.34
Total from Investment Operations	.50
Less Distributions:
Dividends (from net investment income)*	(.15)
Distributions (from capital gains)*	–
Total Distributions	(.15)
Net Asset Value, End of Period	$10.35
Total Return**	4.99%
Net Assets, End of Period (in thousands)	$8,808
Average Net Assets for the Period (in thousands)	$1,739
Ratio of Gross Expenses to Average Net Assets***(2)	0.68%(5)
Ratio of Net Expenses to Average Net Assets***(2)	0.68%(5)
Ratio of Net Investment Income to Average Net Assets***	2.92%
Portfolio Turnover Rate***	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007 and 147% in 2006.
(4)	Period from December 28, 2010 (inception date) through June 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.01% and 1.01%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 95

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended	Janus High-Yield Fund
June 30, 2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$8.45	$8.28	$6.94	$9.53	$9.69	$9.48
Income from Investment Operations:
Net investment income	.65	.47	.93	.73	.73	.71
Net gain/(loss) on investments (both realized and unrealized)	.69	.17	1.34	(2.59)	(.16)	.20
Total from Investment Operations	1.34	.64	2.27	(1.86)	.57	.91
Less Distributions and Other:
Dividends (from net investment income)*	(.66)	(.47)	(.93)	(.73)	(.73)	(.70)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.66)	(.47)	(.93)	(.73)	(.73)	(.70)
Net Asset Value, End of Period	$9.13	$8.45	$8.28	$6.94	$9.53	$9.69
Total Return**	16.14%(3)	7.83%	35.34%	(20.74)%	6.04%	10.00%
Net Assets, End of Period (in thousands)	$1,060,678	$707,010	$881,347	$381,290	$591,876	$511,619
Average Net Assets for the Period (in thousands)	$875,192	$819,927	$574,291	$510,868	$579,507	$490,849
Ratio of Gross Expenses to Average Net Assets***(4)	0.88%	0.86%	0.89%	0.90%	0.87%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.88%	0.86%	0.89%	0.89%	0.86%	0.90%
Ratio of Net Investment Income to Average Net Assets***	7.28%	8.42%	12.44%	8.26%	7.54%	7.37%
Portfolio Turnover Rate***	92%	91%	97%	109%	114%	119%

Class T Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended
June 30, 2010 and each fiscal year ended	Janus Short-Term Bond Fund
October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$3.09	$3.06	$2.87	$2.88	$2.88	$2.87
Income from Investment Operations:
Net investment income	.07	.05	.10	.10	.13	.11
Net gain/(loss) on investments (both realized and unrealized)	.02	.03	.19	(.01)	–	.01
Total from Investment Operations	.09	.08	.29	.09	.13	.12
Less Distributions:
Dividends (from net investment income)*	(.07)	(.05)	(.10)	(.10)	(.13)	(.11)
Distributions (from capital gains)*	(.02)	–	–	–	–	–
Total Distributions	(.09)	(.05)	(.10)	(.10)	(.13)	(.11)
Net Asset Value, End of Period	$3.09	$3.09	$3.06	$2.87	$2.88	$2.88
Total Return**	2.99%	2.68%	10.35%	3.24%	4.74%	4.08%
Net Assets, End of Period (in thousands)	$1,953,155	$1,956,871	$1,212,465	$231,823	$172,642	$175,258
Average Net Assets for the Period (in thousands)	$1,950,013	$1,637,559	$588,441	$193,360	$172,326	$182,285
Ratio of Gross Expenses to Average Net Assets***(4)	0.80%	0.79%	0.72%	0.65%	0.65%	0.65%
Ratio of Net Expenses to Average Net Assets***(4)	0.80%	0.79%	0.72%	0.64%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets***	2.16%	2.44%	3.46%	3.51%	4.63%	3.65%
Portfolio Turnover Rate***	100%	50%	57%	127%	130%	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	Impact on performance due to reimbursement from advisor was 0.51%. See Note 4 in Notes to Financial Statements.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

96 | JUNE 30, 2011

Statements of Assets and Liabilities - Money Market Funds

As of June 30, 2011	Janus Government	Janus Money
(all numbers in thousands except net asset value per share)	Money Market Fund	Market Fund

Assets:
Investments at cost	$195,012	$1,269,614
Investments at value	$140,912	$722,414
Repurchase agreements(1)	54,100	547,200
Cash	56	178
Receivables:
Fund shares sold	166	2,055
Interest	17	90
Non-interested Trustees’ deferred compensation	5	33
Other assets	3	30
Total Assets	195,259	1,272,000
Liabilities:
Payables:
Fund shares repurchased	220	1,880
Dividends	–	4
Advisory fees	16	104
Administrative services fees	–	94
Non-interested Trustees’ fees and expenses	2	11
Non-interested Trustees’ deferred compensation fees	5	33
Accrued expenses and other payables	36	33
Total Liabilities	279	2,159
Net Assets	$194,980	$1,269,841
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$194,994	$1,269,873
Undistributed net investment loss*	(16)	(40)
Undistributed net realized gain from investment transactions*	2	7
Unrealized net appreciation of non-interested Trustees’ deferred compensation	–	1
Total Net Assets	$194,980	$1,269,841
Net Assets - Class D Shares	$189,249	$1,105,288
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	189,262	1,105,313
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares	$5,731	$164,553
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,732	164,553
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $54,100,000 and $547,200,000 for Janus Government Money Market Fund and Janus Money Market Fund, respectively.
See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 97

Statements of Operations - Money Market Funds

For the fiscal year ended June 30, 2011	Janus Government	Janus
(all numbers in thousands)	Money Market Fund	Money Market Fund

Investment Income:
Interest	$474	$2,968
Total Investment Income	474	2,968
Expenses:
Advisory fees	408	2,625
Professional fees	87	65
Non-interested Trustees’ fees and expenses	23	81
Administrative services fees - Class D Shares	918	5,286
Administrative services fees - Class T Shares	22	785
Other expenses	–	–
Total Expenses	1,458	8,842
Less: Excess Expense Reimbursement	(992)	(5,934)
Net Expenses after Expense Reimbursement	466	2,908
Net Investment Income	8	60
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment transactions	2	7
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	1	6
Net Gain on Investments	3	13
Net Increase in Net Assets Resulting from Operations	$11	$73

See Notes to Financial Statements.

98 | JUNE 30, 2011

Statements of Changes in Net Assets - Money Market Funds

For the fiscal year ended June 30, 2011, the eight-
month fiscal period ended June 30, 2010 and	Janus Government			Janus Money
the fiscal year ended October 31, 2009	Money Market Fund			Market Fund
(all numbers in thousands)	2011	2010(1)	2009	2011	2010(1)	2009

Operations:
Net investment income	$8	$6	$272	$60	$49	$3,520
Net realized gain from investment transactions	2	–	16	7	–	1
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	1	–	(4)	6	1	(24)
Net Increase in Net Assets Resulting from Operations	11	6	284	73	50	3,497
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(11)	(14)	N/A	(62)	(23)	N/A
Class T Shares	–	(4)	(250)	(13)	(29)	(3,458)
Net Realized Gain/(Loss) from Investment Transactions*
Class D Shares	–	(15)	N/A	–	–	N/A
Class T Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(11)	(33)	(250)	(75)	(52)	(3,458)
Capital Share Transactions:
Shares Sold
Class D Shares	81,476	37,208	N/A	566,926	260,519	N/A
Class T Shares	4,889	22,515	102,392	94,123	218,348	697,726
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	214,975	N/A	N/A	1,291,072	N/A
Reinvested Dividends and Distributions
Class D Shares	10	29	N/A	62	21	N/A
Class T Shares	4	3	242	34	18	3,101
Shares Repurchased
Class D Shares	(103,984)	(40,409)	N/A	(698,689)	(314,631)	N/A
Class T Shares	(3,607)	(31,658)	(186,385)	(95,908)	(278,693)	(1,166,589)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(214,975)	N/A	N/A	(1,291,072)	N/A
Net Decrease from Capital Share Transactions	(21,212)	(12,312)	(83,751)	(133,452)	(114,418)	(465,762)
Net Decrease in Net Assets	(21,212)	(12,339)	(83,717)	(133,454)	(114,420)	(465,723)
Net Assets:
Beginning of period	216,192	228,531	312,248	1,403,295	1,517,715	1,983,438
End of period	$194,980	$216,192	$228,531	$1,269,841	$1,403,295	$1,517,715

Undistributed Net Investment Loss*	$(16)	$(13)	$(1)	$(40)	$(25)	$(22)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 99

Financial Highlights

Class D Shares

	Janus Government Money Market Fund
For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–
Net gain on investments (both realized and unrealized)	–	–
Total from Investment Operations	–	–
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	0.00%	0.01%
Net Assets, End of Period (in thousands)	$189,249	$211,746
Average Net Assets for the Period (in thousands)	$199,694	$209,798
Ratio of Gross Expenses to Average Net Assets***	0.23%(2)	0.26%(2)
Ratio of Net Expenses to Average Net Assets***	0.23%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	(0.03)%

Class D Shares

	Janus Money Market Fund
For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30, 2010	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–
Net gain on investments (both realized and unrealized)	–	–
Total from Investment Operations	–	–
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$1.00	$1.00
Total Return**	0.01%	0.00%
Net Assets, End of Period (in thousands)	$1,105,288	$1,236,987
Average Net Assets for the Period (in thousands)	$1,148,654	$1,244,263
Ratio of Gross Expenses to Average Net Assets***	0.22%(3)	0.24%(3)
Ratio of Net Expenses to Average Net Assets***	0.22%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.01%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	The ratio was 0.71% in 2011 and 0.68% in 2010 before waiver of certain fees incurred by the Fund.
(3)	The ratio was 0.67% in 2011 and 0.67% in 2010 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

100 | JUNE 30, 2011

Class T Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended	Janus Government Money Market Fund
June 30, 2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	.01(2)	–	.02	.05	.04
Net gain/(loss) on investments (both realized and unrealized)	–	(.01)(2)	–	–	–	–
Total from Investment Operations	–	–	–	.02	.05	.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.02)	(.05)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.02)	(.05)	(.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.02%	0.08%	2.46%	4.79%	4.31%
Net Assets, End of Period (in thousands)	$5,731	$4,446	$228,531	$312,248	$188,133	$176,188
Average Net Assets for the Period (in thousands)	$4,596	$100,419	$273,901	$225,293	$177,655	$176,580
Ratio of Gross Expenses to Average Net Assets***	0.22%(3)	0.24%(3)	0.55%(3)	0.62%(3)	0.61%(3)	0.61%(3)
Ratio of Net Expenses to Average Net Assets***	0.22%	0.24%	0.55%	0.62%	0.61%	0.61%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.05%	0.10%	2.33%	4.69%	4.22%

Class T Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended
June 30, 2010 and each fiscal year ended	Janus Money Market Fund
October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	.03	.05	.04
Net gain/(loss) on investments (both realized and unrealized)	–	–	–	–	–	–
Total from Investment Operations	–	–	–	.03	.05	.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.03)	(.05)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.03)	(.05)	(.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.01%	0.00%	0.18%	2.76%	4.93%	4.39%
Net Assets, End of Period (in thousands)	$164,553	$166,308	$1,517,715	$1,983,438	$1,721,914	$1,412,927
Average Net Assets for the Period (in thousands)	$163,660	$741,343	$1,785,483	$1,931,685	$1,577,950	$1,362,170
Ratio of Gross Expenses to Average Net Assets***	0.22%(4)	0.25%(4)	0.54%(4)	0.61%(4)	0.60%(4)	0.60%(4)
Ratio of Net Expenses to Average Net Assets***	0.22%	0.25%	0.54%	0.61%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.20%	2.68%	4.82%	4.31%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.
(3)	The ratio was 0.74% in 2011, 0.72% in 2010, 0.73% in 2009, 0.72% in 2008, 0.71% in 2007 and 0.71% in 2006 before waiver of certain fees incurred by the Fund.
(4)	The ratio was 0.69% in 2011, 0.71% in 2010, 0.73% in 2009, 0.71% in 2008, 0.70% in 2007 and 0.70% in 2006 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 101

Notes to Schedules of Investments

Barclays Capital 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital Global Aggregate Bond Index	Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Capital Global Aggregate Corporate Bond Index	Barclays Capital Global Aggregate Corporate Bond Index is the corporate component of the Barclays Capital Global Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper Global Income Funds	An unmanaged index considered representative of global income funds tracked by Lipper.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

ULC	Unlimited Liability Company

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus High-Yield Fund
Dole Food Automatic Exchange, 7.0000%	10/22/09	$4,515,188	$4,560,340	0.3%

The Fund has registration rights for certain restricted securities held as of June 30, 2011. The issuer incurs all registration costs.

102 | JUNE 30, 2011

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Fixed Income
Janus Flexible Bond Fund	$454,518,386	13.8%
Janus Global Bond Fund	3,137,278	11.4%
Janus High-Yield Fund	826,547,888	45.6%
Janus Short-Term Bond Fund	439,952,561	13.9%

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$86,634,951	$–

Bank Loans	–	69,369,166	–

Corporate Bonds	–	2,320,048,142	–

Preferred Stock	–	12,575,312	–

U.S. Government Agency Notes	–	202,734,344	–

U.S. Treasury Notes/Bonds	–	633,303,791	–

Money Market	–	41,747,000	–

Total Investments in Securities	$–	$3,366,412,706	$–

Investments in Securities:
Janus Global Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$1,536,422	$–

Bank Loans	–	50,827	–

Corporate Bonds	–	12,988,210	–

Foreign Government Bonds	–	4,559,776	–

Preferred Stock	–	29,863	–

U.S. Government Agency Notes	–	1,601,031	–

U.S. Treasury Notes/Bonds	–	5,469,843	–

Money Market	–	1,462,965	–

Total Investments in Securities	$–	$27,698,937	$–

Investments in Securities:
Janus High-Yield Fund
Bank Loans	$–	$81,716,337	$–

Common Stock	13,284,975	–	–

Corporate Bonds	–	1,558,080,967	–

Preferred Stock	–	30,415,619	–

Money Market	–	128,414,779	–

Total Investments in Securities	$13,284,975	$1,798,627,702	$–

Janus Fixed Income & Money Market Funds | 103

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Short-Term Bond Fund
Asset-Backed/Commercial Mortgage-Backed Security	$–	$8,666,117	$–

Bank Loans	–	116,252,752	–

Corporate Bonds	–	2,193,540,096	–

U.S. Treasury Notes/Bonds	–	691,090,522	–

Short-Term Taxable Variable Rate Demand Note	–	1,100,000	–

Money Market	–	122,220,217	–

Total Investments in Securities	$–	$3,132,869,704	$–

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$54,100,000	$–

U.S. Government Agency Notes	–	57,892,490	–

Variable Rate Demand Notes	–	83,020,000	–

Total Investments in Securities	$–	$195,012,490	$–

Investments in Securities:
Janus Money Market Fund
Certificates of Deposit	$–	$105,000,000	$–

Commercial Paper	–	90,621,541	–

Floating Rate Note	–	30,000,000	–

Repurchase Agreements	–	547,200,000	–

U.S. Government Agency Notes	–	300,667,560	–

Variable Rate Demand Notes	–	196,125,000	–

Total Investments in Securities	$–	$1,269,614,101	$–

Other Financial Instruments(b):
Janus Global Bond Fund	$–	$(2,526)	$–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the period ended June 30, 2011)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	June 30, 2010	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	June 30, 2011

Investments in Securities:
Janus High-Yield Fund
Common Stock
Automotive – Truck Parts and Equipment – Original	$–	$2,541,467	$–	$12,722,535	$(15,264,002)	$–	$–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

104 | JUNE 30, 2011

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Fund	Aggregate Value

Fixed Income
Janus Global Bond Fund	$8,733,517
Janus High-Yield Fund	41,161,370
Janus Short-Term Bond Fund	25,435,500

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2011.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Fixed Income & Money Market Funds | 105

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Fixed Income Funds”) and Janus Money Market Fund and Janus Government Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Fixed Income Funds and the Money Market Funds (individually, a “Fund” and collectively, the “Funds”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period from December 28, 2010 (inception date) through June 30, 2011 for Janus Global Bond Fund and for the fiscal year ended June 30, 2011 for Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, and Janus Government Money Market Fund. The Trust offers forty-one funds which include multiple series of shares, with differing investment objectives and policies. The Fixed Income Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Fixed Income Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fixed Income Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers only Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt

106 | JUNE 30, 2011

securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fixed Income Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Funds will be

Janus Fixed Income & Money Market Funds | 107

Notes to Financial Statements (continued)

automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Fixed Income Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices

108 | JUNE 30, 2011

for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fixed Income Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fixed Income Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each

Janus Fixed Income & Money Market Funds | 109

Notes to Financial Statements (continued)

derivative instrument that was held by one or more Fixed Income Funds during the fiscal year ended June 30, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Fixed Income Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fixed Income Funds invest in a derivative for speculative purposes, the Fixed Income Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fixed Income Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fixed Income Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fixed Income Fund may require the counterparty to post collateral if the Fixed Income Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the

110 | JUNE 30, 2011

price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fixed Income Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fixed Income Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fixed Income Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fixed Income Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fixed Income Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund

Foreign Exchange Contracts	Forward currency contracts	$13,180	Forward currency contracts	$15,706

Total		$13,180		$15,706

Janus Fixed Income & Money Market Funds | 111

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended June 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Flexible Bond Fund

Interest Rate Contracts	$(55,992)	$–	$–	$–	$(55,992)

Total	$(55,992)	$–	$–	$–	$(55,992)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$50,968	$50,968

Total	$–	$–	$–	$50,968	$50,968

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$(2,526)	$(2,526)

Total	$–	$–	$–	$(2,526)	$(2,526)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus High-Yield Fund

Interest Rate Contracts	$–	$–	$–	$(103,811)	$(103,811)

Total	$–	$–	$–	$(103,811)	$(103,811)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Short-Term Bond Fund

Interest Rate Contracts	$(138,127)	$–	$–	$–	$(138,127)

Total	$(138,127)	$–	$–	$–	$(138,127)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Fixed Income Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or

112 | JUNE 30, 2011

for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Fixed Income Funds may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fixed Income Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fixed Income Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fixed Income Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended June 30, 2011 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Fixed Income
Janus Flexible Bond Fund	$50,515,628	2.9400% - 6.7500%
Janus Global Bond Fund	42,566	4.5000%
Janus High-Yield Fund	66,154,766	2.0700% - 11.5000%
Janus Short-Term Bond Fund	87,484,547	0.1488% - 7.8512%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or

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Notes to Financial Statements (continued)

insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fixed Income Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fixed Income Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fixed Income Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fixed Income Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Fixed Income Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of

114 | JUNE 30, 2011

senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Fixed Income Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fixed Income Funds may invest in debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

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Notes to Financial Statements (continued)

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the fiscal year ended June 30, 2011.

Securities Traded on a To-Be-Announced Basis
The Fixed Income Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Sovereign Debt
Investments in foreign government debt securities (“sovereign debt”) can involve a high degree of risk including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

116 | JUNE 30, 2011

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Fixed Income
Janus Flexible Bond Fund	First $300 Million	0.50
	Over $300 Million	0.40
Janus Global Bond Fund	First $1 Billion	0.60
	Next $1 Billion	0.55
	Over $2 Billion	0.50
Janus High-Yield Fund	First $300 Million	0.65
	Over $300 Million	0.55
Janus Short-Term Bond Fund	First $300 Million	0.64
	Over $300 Million	0.54
Money Market
Janus Government Money Market Fund	All Asset Levels	0.20
Janus Money Market Fund	All Asset Levels	0.20

Janus Capital has agreed to waive one-half of each Money Market Fund’s advisory fees. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Janus Capital may also voluntarily waive additional fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administration fee. Prior to February 16, 2010, this fee was 0.50% of average daily net assets. Effective February 16, 2010, Class D Shares of each Fund will compensate Janus Capital at an annual rate of 0.46% and Class T Shares of each Fund will compensate Janus Capital at an annual rate of 0.48%. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fixed Income Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Fixed Income Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fixed Income Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under

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Notes to Financial Statements (continued)

the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Fixed Income Funds until at least November 1, 2011 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Fixed Income
Janus Flexible Bond Fund	0.55
Janus Global Bond Fund	0.75
Janus High-Yield Fund	0.78
Janus Short-Term Bond Fund	0.55

Janus Capital is entitled to recoup such reimbursement or fee reduction from Janus Global Bond Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentage stated. The recoupment of such reimbursements expires December 28, 2013.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Fixed Income Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2011.

For the fiscal year ended June 30, 2011, Janus Capital assumed $50,303 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $546,917 was paid by the Trust during the fiscal year ended June 30, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

118 | JUNE 30, 2011

Class A Shares of Janus Flexible Bond Fund, Janus Global Bond Fund and Janus High-Yield Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$94,532
Janus Global Bond Fund	367
Janus High-Yield Fund	28,624
Janus Short-Term Bond Fund	21,247

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectuses. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended June 30, 2011, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$9,559
Janus High-Yield Fund	4,930
Janus Short-Term Bond Fund	20,870

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$36,814
Janus High-Yield Fund	4,948
Janus Short-Term Bond Fund	11,126

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Fund for the fiscal year ended June 30, 2011 are indicated in the table below:

Fund	Redemption Fee

Fixed Income
Janus High-Yield Fund	$161,642

The Fixed Income Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

During the fiscal year ended June 30, 2011, Janus Capital reimbursed Janus High-Yield Fund $6,594,658 as a result of an administrative error.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fixed Income Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

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Notes to Financial Statements (continued)

During the fiscal year ended June 30, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Cash Liquidity Fund LLC
Fixed Income
Janus Flexible Bond Fund	$2,341,957,248	$(2,420,460,139)	$177,852	$41,747,000
Janus Global Bond Fund	29,887,965	(28,425,000)	1,166	1,462,965
Janus High-Yield Fund	1,121,249,450	(1,049,487,000)	123,321	128,414,779
Janus Short-Term Bond Fund	1,986,358,574	(1,921,572,168)	106,749	122,220,217

	$5,479,453,237	$(5,419,944,307)	$409,088	$293,844,961

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended June 30, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/10	Purchases	Purchases	Redemptions	Redemption	6/30/11

Fixed Income
Janus Global Bond Fund - Class A Shares	$–	833,333	12/27/10	$–	–	$833,333
Janus Global Bond Fund - Class C Shares	–	833,334	12/27/10	–	–	833,334
Janus Global Bond Fund - Class D Shares	–	833,333	12/27/10	–	–	833,333
Janus Global Bond Fund - Class I Shares	–	833,333	12/27/10	–	–	833,333
Janus Global Bond Fund - Class S Shares	–	833,334	12/27/10	–	–	833,334
Janus Global Bond Fund - Class T Shares	–	833,333	12/27/10	–	–	833,333
Janus Short-Term Bond Fund - Class A Shares	1,000	–	–	1,000	6/29/2011	–
Janus Short-Term Bond Fund - Class C Shares	1,000	–	–	1,000	6/29/2011	–
Janus Short-Term Bond Fund - Class I Shares	1,000	–	–	1,000	6/29/2011	–
Janus Short-Term Bond Fund - Class S Shares	1,000	–		1,000	6/29/2011	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Fixed Income
Janus Flexible Bond Fund	$2,975,404	$39,399,479	$–	$–	$(86,344)	$72,935,616
Janus Global Bond Fund	133,805	29,065	–	–	(35)	250,658
Janus High-Yield Fund	1,141,118	–	(9,550,597)	–	(45,296)	71,858,755
Janus Short-Term Bond Fund	11,822	5,577,239	–	–	(79,225)	40,893,797
Money Market
Janus Government Money Market Fund	–	–	–	–	–	–
Janus Money Market Fund	–	–	–	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The

120 | JUNE 30, 2011

following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2011

		Accumulated
Fund	June 30, 2017	Capital Losses

Fixed Income
Janus High-Yield Fund	$(9,550,597)	$(9,550,597)

During the fiscal year ended June 30, 2011, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Fixed Income
Janus High-Yield Fund	$78,108,663

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Fixed Income
Janus Flexible Bond Fund	$3,293,477,090	$85,763,287	$(12,827,671)
Janus Global Bond Fund	27,448,279	384,627	(133,969)
Janus High-Yield Fund	1,740,053,921	81,199,202	(9,340,447)
Janus Short-Term Bond Fund	3,091,975,907	43,955,937	(3,062,140)
Money Market
Janus Government Money Market Fund	195,012,490	–	–
Janus Money Market Fund	1,269,614,101	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Fixed Income
Janus Flexible Bond Fund	$191,705,795	$25,219,727	$–	$–
Janus Global Bond Fund	216,842	–	–	–
Janus High-Yield Fund	114,037,517	–	–	–
Janus Short-Term Bond Fund	74,787,506	6,654,324	–	–
Money Market
Janus Government Money Market Fund	10,522	–	–	–
Janus Money Market Fund	75,464	–	–	–

Janus Fixed Income & Money Market Funds | 121

Notes to Financial Statements (continued)

For the eight-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Fixed Income
Janus Flexible Bond Fund	$72,647,252	$2,561,178	$–	$–
Janus Global Bond Fund	–	–	–	–
Janus High-Yield Fund	64,851,404	–	–	–
Janus Short-Term Bond Fund	32,430,532	407,134	–	–
Money Market
Janus Government Money Market Fund	52,681	–	–	–
Janus Money Market Fund	33,570	–	–	–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fixed Income Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended June 30, 2011,
the eight-month fiscal period ended June 30, 2010
and each fiscal year or period ended October 31

	Janus Flexible	Janus Global	Janus High-Yield	Janus Short-Term
	Bond Fund	Bond Fund	Fund	Bond Fund

Class A Shares
2011	0.76%	3.50%(1)	0.92%	0.88%
2010(2)	0.76%	N/A	0.92%	0.84%
2009(3)	0.80%	N/A	0.96%	0.88%

Class C Shares
2011	1.51%	4.22%(1)	1.61%	1.64%
2010(2)	1.51%	N/A	1.65%	1.59%
2009(3)	1.58%	N/A	1.71%	1.63%

Class D Shares
2011	0.59%	2.92%(1)	0.76%	0.72%
2010(4)	0.60%	N/A	0.77%	0.74%

Class I Shares
2011	0.58%	3.13%(1)	0.70%	0.63%
2010(2)	0.59%	N/A	0.64%	0.59%
2009(3)	0.48%	N/A	0.66%	0.79%

Class R Shares
2011	1.20%	N/A	1.33%	N/A
2010(2)	1.20%	N/A	1.37%	N/A
2009(3)	1.25%	N/A	1.41%	N/A

Class S Shares
2011	0.95%	3.84%(1)	1.13%	1.08%
2010(2)	0.95%	N/A	1.12%	1.09%
2009(3)	0.99%	N/A	1.18%	1.13%

Class T Shares
2011	0.70%	2.33%(1)	0.88%	0.84%
2010(2)	0.66%	N/A	0.86%	0.83%
2009	0.73%	N/A	0.89%	0.87%
2008	0.78%	N/A	0.90%	0.98%
2007	0.80%	N/A	0.87%	1.01%
2006	0.83%	N/A	0.93%	1.06%

(1)	Period from December 28, 2010 (inception date) through June 30, 2011.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Period from February 16, 2010 (inception date) through June 30, 2010.

122 | JUNE 30, 2011

7.	Capital Share Transactions

For the fiscal year ended June 30,
2011, the eight-month fiscal period
ended June 30, 2010 and the					Janus			Janus
fiscal year ended October 31,	Janus Flexible			Janus Global	High-Yield			Short-Term
2009 (all numbers in thousands)	Bond Fund			Bond Fund	Fund			Bond Fund
Fixed Income	2011	2010(1)	2009(2)	2011(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	22,145	13,716	9,736	114	11,097	5,513	4,029	111,075	32,888	14,712
Shares issued in connection with acquisition (Note 10)	N/A	N/A	18,622	N/A	N/A	N/A	7,575	N/A	N/A	N/A
Reinvested dividends and distributions	2,146	693	213	1	973	531	249	1,297	327	25
Shares repurchased	(16,568)	(6,318)	(6,380)	–	(6,146)	(3,386)	(1,599)	(30,021)	(8,224)	(489)
Net Increase/(Decrease) in Fund Shares	7,723	8,091	22,191	115	5,924	2,658	10,254	82,351	24,991	14,248
Shares Outstanding, Beginning of Period	30,282	22,191	–	–	12,912	10,254	–	39,239	14,248	–
Shares Outstanding, End of Period	38,005	30,282	22,191	115	18,836	12,912	10,254	121,590	39,239	14,248
Transactions in Fund Shares – Class C Shares:
Shares sold	10,865	9,785	5,693	124	2,682	2,131	2,957	10,034	14,371	7,829
Shares issued in connection with acquisition (Note 10)	N/A	N/A	11,050	N/A	N/A	N/A	4,978	N/A	N/A	N/A
Reinvested dividends and distributions	900	276	80	1	414	303	138	356	104	14
Shares repurchased	(8,423)	(3,412)	(1,343)	–	(2,609)	(1,781)	(623)	(7,943)	(1,751)	(134)
Net Increase/(Decrease) in Fund Shares	3,342	6,649	15,480	125	487	653	7,450	2,447	12,724	7,709
Shares Outstanding, Beginning of Period	22,129	15,480	–	–	8,103	7,450	–	20,433	7,709	–
Shares Outstanding, End of Period	25,471	22,129	15,480	125	8,590	8,103	7,450	22,880	20,433	7,709
Transactions in Fund Shares – Class D Shares:
Shares sold	15,249	6,826(4)	N/A	515	9,132	2,273(4)	N/A	17,815	10,119(4)	N/A
Shares issued in connection with restructuring (Note 9)	N/A	58,707(4)	N/A	N/A	N/A	30,451(4)	N/A	N/A	75,849(4)	N/A
Reinvested dividends and distributions	4,203	925(4)	N/A	3	2,004	815(4)	N/A	2,149	695(4)	N/A
Shares repurchased	(16,546)	(4,254)(4)	N/A	(47)	(5,762)	(4,187)(4)	N/A	(25,275)	(13,193)(4)	N/A
Net Increase/(Decrease) in Fund Shares	2,906	62,204(4)	N/A	471	5,374	29,352(4)	N/A	(5,311)	73,470(4)	N/A
Shares Outstanding, Beginning of Period	62,204	–	N/A	–	29,352	–	N/A	73,470	–	N/A
Shares Outstanding, End of Period	65,110	62,204	N/A	471	34,726	29,352	N/A	68,159	73,470	N/A

Janus Fixed Income & Money Market Funds | 123

Notes to Financial Statements (continued)

For the fiscal year ended June 30,
2011, the eight-month fiscal period
ended June 30, 2010 and the					Janus			Janus
fiscal year ended October 31,	Janus Flexible			Janus Global	High-Yield			Short-Term
2009 (all numbers in thousands)	Bond Fund			Bond Fund	Fund			Bond Fund
Fixed Income	2011	2010(1)	2009(2)	2011(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class I Shares:
Shares sold	68,920	38,926	29,763	1,049	22,048	7,474	1,894	167,595	48,512	23,311
Shares issued in connection with acquisition (Note 10)	N/A	N/A	14,545	N/A	N/A	N/A	1,551	N/A	N/A	N/A
Reinvested dividends and distributions	6,062	1,606	275	12	1,298	215	55	2,440	165	5
Shares repurchased	(30,047)	(12,291)	(1,083)	(49)	(12,833)	(1,709)	(838)	(49,214)	(16,030)	(503)
Net Increase/(Decrease) in Fund Shares	44,935	28,241	43,500	1,012	10,513	5,980	2,662	120,821	32,647	22,813
Shares Outstanding, Beginning of Period	71,741	43,500	–	–	8,642	2,662	–	55,460	22,813	–
Shares Outstanding, End of Period	116,676	71,741	43,500	1,012	19,155	8,642	2,662	176,281	55,460	22,813
Transactions in Fund Shares – Class R Shares:
Shares sold	840	329	197	N/A	56	93	5	N/A	N/A	N/A
Shares issued in connection with acquisition (Note 10)	N/A	N/A	136	N/A	N/A	N/A	107	N/A	N/A	N/A
Reinvested dividends and distributions	43	10	3	N/A	7	6	4	N/A	N/A	N/A
Shares repurchased	(496)	(117)	(36)	N/A	(46)	(111)	–	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	387	222	300	N/A	17	(12)	116	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	522	300	–	N/A	104	116	–	N/A	N/A	N/A
Shares Outstanding, End of Period	909	522	300	N/A	121	104	116	N/A	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	2,507	2,932	2,340	83	287	387	364	1,012	1,571	2,246
Shares issued in connection with acquisition (Note 10)	N/A	N/A	6,074	N/A	N/A	N/A	470	N/A	N/A	N/A
Reinvested dividends and distributions	366	198	83	1	55	36	14	44	15	3
Shares repurchased	(3,141)	(4,152)	(1,726)	–	(326)	(376)	(144)	(878)	(1,406)	(760)
Net Increase/(Decrease) in Fund Shares	(268)	(1,022)	6,771	84	16	47	704	178	180	1,489
Shares Outstanding, Beginning of Period	5,749	6,771	–	–	751	704	–	1,669	1,489	–
Shares Outstanding, End of Period	5,481	5,749	6,771	84	767	751	704	1,847	1,669	1,489

124 | JUNE 30, 2011

For the fiscal year ended June 30,
2011, the eight-month fiscal period
ended June 30, 2010 and the					Janus			Janus
fiscal year ended October 31,	Janus Flexible			Janus Global	High-Yield			Short-Term
2009 (all numbers in thousands)	Bond Fund			Bond Fund	Fund			Bond Fund
Fixed Income	2011	2010(1)	2009(2)	2011(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class T Shares:
Shares sold	45,603	31,506	46,972	849	53,808	33,154	62,740	306,798	440,032	419,692
Shares reorganized in connection with restructuring (Note 9)	N/A	(58,707)	N/A	N/A	N/A	(30,451)	N/A	N/A	(75,849)	N/A
Reinvested dividends and distributions	4,609	2,609	3,739	3	6,835	5,044	8,890	18,345	8,520	6,288
Shares repurchased	(34,816)	(19,759)	(27,903)	(1)	(28,170)	(30,478)	(20,129)	(326,058)	(135,349)	(111,230)
Net Increase/(Decrease) in Fund Shares	15,396	(44,351)	22,808	851	32,473	(22,731)	51,501	(915)	237,354	314,750
Shares Outstanding, Beginning of Period	59,968	104,319	81,511	–	83,692	106,423	54,922	632,980	395,626	80,876
Shares Outstanding, End of Period	75,364	59,968	104,319	851	116,165	83,692	106,423	632,065	632,980	395,626

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through June 30, 2010.

Janus Fixed Income & Money Market Funds | 125

Notes to Financial Statements (continued)

For the fiscal year ended
June 30, 2011, the eight-month
fiscal period ended June 30,
2010 and the fiscal year ended
October 31, 2009 (all numbers	Janus Government
in thousands)	Money Market Fund			Janus Money Market Fund
Money Market	2011	2010(1)	2009	2011	2010(1)	2009

Transactions in Fund Shares – Class D Shares:
Shares sold	81,476	37,209(2)	N/A	566,928	260,518(2)	N/A
Shares issued in connection with restructuring (Note 9)	N/A	214,931(2)	N/A	N/A	1,291,105(2)	N/A
Reinvested dividends and distributions	10	29(2)	N/A	62	20(2)	N/A
Shares repurchased	(103,984)	(40,409)(2)	N/A	(698,689)	(314,631)(2)	N/A
Net Increase/(Decrease) in Fund Shares	(22,498)	211,760(2)	N/A	(131,699)	1,237,012(2)	N/A
Shares Outstanding, Beginning of Period	211,760	–	N/A	1,237,012	–	N/A
Shares Outstanding, End of Period	189,262	211,760	N/A	1,105,313	1,237,012	N/A
Transactions in Fund Shares – Class T Shares:
Shares sold	4,893	22,511	102,392	94,195	218,277	697,726
Shares reorganized in connection with restructuring (Note 9)	N/A	(214,931)	N/A	N/A	(1,291,105)	N/A
Reinvested dividends and distributions	4	3	242	34	18	3,100
Shares repurchased	(3,607)	(31,658)	(186,385)	(95,908)	(278,694)	(1,166,590)
Net Increase/(Decrease) in Fund Shares	1,290	(224,075)	(83,751)	(1,679)	(1,351,504)	(465,764)
Shares Outstanding, Beginning of Period	4,442	228,517	312,268	166,232	1,517,736	1,983,500
Shares Outstanding, End of Period	5,732	4,442	228,517	164,553	166,232	1,517,736

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through June 30, 2010.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Fixed Income
Janus Flexible Bond Fund	$3,492,129,942	$2,453,974,860	$1,783,996,394	$2,116,264,294
Janus Global Bond Fund	28,174,185	7,778,236	8,250,544	2,750,139
Janus High-Yield Fund	1,801,222,008	1,373,776,641	–	–
Janus Short-Term Bond Fund	2,032,560,877	1,128,056,111	1,218,340,908	1,587,336,934

126 | JUNE 30, 2011

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, Janus Flexible Bond Fund and Janus High-Yield Fund acquired all of the net assets of Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Fixed Income
Janus Flexible Bond Fund	40,252,957	$502,967,658	50,427,335	$948,343,596	$1,451,311,254	$(13,275,300)
Janus High-Yield Fund	14,642,660	111,693,397	14,681,438	653,584,506	765,277,903	(3,617,428)

11.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

13.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Funds that it incurs for providing administration services to the Funds (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Fixed Income & Money Market Funds | 127

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, and Janus Government Money Market Fund (six of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2011 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2011

128 | JUNE 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreement During The Period

For Janus Global Bond Fund

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment advisor of Janus Global Bond Fund (the “New Fund”), considered the proposed investment advisory agreement for the New Fund at a meeting held on December 3, 2010. In the course of their consideration of that agreement, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees unanimously approved the investment advisory agreement for the New Fund for an initial term through February 1, 2012, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees’ analysis of the nature, extent, and quality of Janus Capital’s proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing reviews of information related to Janus funds. In addition, the Trustees reviewed Janus Capital’s resources and key personnel, especially those employees who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as the managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed investment advisory agreement and that the New Fund was likely to benefit from services provided under its agreement with Janus Capital. They also concluded that the quality of Janus Capital’s services to the other Funds for which it serves as investment adviser has generally been very good, and has been consistent with or superior to quality norms in the mutual fund industry; that Janus Capital have sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively; and that Janus Capital’s financial condition is sound. In reaching their conclusions, the Trustees considered information provided by Janus Capital for their consideration of the proposed agreement, as well as information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds.

Costs of Services Provided

The Trustees examined the proposed fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio managers and the competition for investment management talent, as well as the competitive market for mutual funds in different distribution channels.

Janus Fixed Income & Money Market Funds | 129

Additional Information (unaudited) (continued)

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitation agreed to by Janus Capital, was comparable to or more favorable than the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other similarly situated clients.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds. As a general matter, the Trustees also concluded that until there was significant growth in the New Fund’s assets, it was premature to attempt to analyze potential future economies of scale.

Benefits Derived from the Relationship with the New Fund

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund’s Class S Shares for its services to the New Fund. They also considered Janus Capital’s proposed use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreement and the fees to be paid by the New Fund therefore, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund may potentially benefit from Janus Capital’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They also concluded that success of the New Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are independent Trustees, concluded that approval of the New Fund’s investment advisory agreement was in the best interest of the New Fund and its shareholders.

130 | JUNE 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2010 for all Funds except Janus Global Bond Fund, which are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

Janus Fixed Income & Money Market Funds | 131

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

132 | JUNE 30, 2011

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Fixed Income & Money Market Funds | 133

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended June 30, 2011:

Capital Gain Distributions

Fund

Fixed Income
Janus Flexible Bond Fund	$25,219,727
Janus Short-Term Bond Fund	6,654,324

Janus Fixed Income & Money Market Funds | 134

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	51	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General Partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	51	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Fixed Income & Money Market Funds | 135

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	51	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of Remedy Temp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	51	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	51*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	51	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (“JCF“), an offshore product, consisting of 20 funds. Including JCF and the 51 funds comprising the Janus funds, Mr. Mullen oversees 71 funds.

136 | JUNE 30, 2011

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	51	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Fixed Income & Money Market Funds | 137

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	5/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for ING (2000-2011).

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio
Manager
Janus High-Yield Fund

Executive Vice President and Co-Portfolio
Manager
Janus Flexible Bond Fund

Executive Vice President and Co-Portfolio
Manager
Janus Short-Term Bond Fund

Executive Vice President and Co-Portfolio
Manager
	Janus Global Bond Fund	12/03-Present 5/07-Present 7/10-Present 12/10-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Money Market Fund	9/09-Present 9/09-Present	Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio
Manager
Janus Flexible Bond Fund

Executive Vice President and Co-Portfolio
Manager
Janus Short-Term Bond Fund

Executive Vice President and Co-Portfolio
Manager
Janus High-Yield Fund

Executive Vice President and Co-Portfolio
Manager
	Janus Global Bond Fund	5/07-Present 5/07-Present 7/08-Present 12/10-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

138 | JUNE 30, 2011

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Fixed Income & Money Market Funds | 139

Notes

140 | JUNE 30, 2011

Notes

Janus Fixed Income & Money Market Funds | 141

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-106	125-02-93004 08-11

ANNUAL REPORT

June 30, 2011

Janus Risk-Managed Funds

INTECH Risk-Managed Core Fund
INTECH Risk-Managed Growth Fund
INTECH Risk-Managed International Fund
INTECH Risk-Managed Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Risk-Managed Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ investment personnel in the Management Commentaries are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the investment personnel’s opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the

Janus Risk-Managed Funds | 1

waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | JUNE 30, 2011

INTECH Risk-Managed Core Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the twelve-month period ended June 30, 2011, INTECH Risk-Managed Core Fund’s Class T Shares returned 34.53%. This compares to the 30.69% return posted by the S&P 500 Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have an impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500 Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 24 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500 Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest revisions, we will continue implementing changes that we believe have the potential to improve the long-term results for our clients.

Thank you for your investment in INTECH Risk-Managed Core Fund.

Janus Risk-Managed Funds | 3

INTECH Risk-Managed Core Fund (unaudited)

INTECH Risk-Managed Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Apple, Inc. Computers	4.7%
Cognizant Technology Solutions Corp. Computer Services	2.4%
Priceline.com, Inc. E-Commerce/Services	2.3%
DIRECTV – Class A Cable/Satellite Television	2.2%
Starbucks Corp. Retail – Restaurants	2.0%

13.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 0.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of June 30, 2010

4 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011				Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Core Fund – Class A Shares

NAV	34.44%	2.56%	8.46%	1.15%	1.06%

MOP	26.76%	1.35%	7.69%

INTECH Risk-Managed Core Fund – Class C Shares

NAV	33.26%	1.82%	7.66%	1.56%	1.56%

CDSC	31.93%	1.82%	7.66%

INTECH Risk-Managed Core Fund – Class D Shares(1)	34.61%	2.86%	8.78%	0.58%	0.58%

INTECH Risk-Managed Core Fund – Class I Shares	34.84%	2.82%	8.76%	0.53%	0.53%

INTECH Risk-Managed Core Fund – Class S Shares	34.11%	2.39%	8.27%	1.03%	1.03%

INTECH Risk-Managed Core Fund – Class T Shares	34.53%	2.82%	8.76%	0.82%	0.82%

S&P 500® Index	30.69%	2.94%	7.68%

Lipper Quartile – Class T Shares	1st	3rd	2nd

Lipper Ranking – based on total returns for Multi-Cap Core Funds	169/826	336/605	156/365

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Risk-Managed Funds | 5

INTECH Risk-Managed Core Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. The performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

6 | JUNE 30, 2011

(unaudited)

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,089.00	$4.56

Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,084.40	$8.68

Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,089.80	$3.68

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,090.60	$3.16

Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,087.50	$5.54

Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,089.00	$4.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

†	Expenses are equal to the annualized expense ratio of 0.88% for Class A Shares, 1.68% for Class C Shares, 0.71% for Class D Shares, 0.61% for Class I Shares, 1.07% for Class S Shares and 0.82% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Risk-Managed Funds | 7

INTECH Risk-Managed Core Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Common Stock – 99.6%
Advertising Agencies – 0%
2,900	Omnicom Group, Inc.	$139,664
Aerospace and Defense – 1.0%
4,200	Lockheed Martin Corp.	340,074
21,200	Northrop Grumman Corp.	1,470,220
10,200	Raytheon Co.	508,470
15,300	Rockwell Collins, Inc.	943,857
		3,262,621
Aerospace and Defense – Equipment – 0.3%
10,600	United Technologies Corp.	938,206
Agricultural Operations – 0%
3,200	Archer-Daniels-Midland Co.	96,480
Apparel Manufacturers – 0.5%
19,400	Coach, Inc.	1,240,242
2,800	Polo Ralph Lauren Corp.	371,308
		1,611,550
Applications Software – 1.5%
95,200	Compuware Corp.*	929,152
44,500	Intuit, Inc.*	2,307,770
39,900	Microsoft Corp.	1,037,400
4,600	Red Hat, Inc.*	211,140
4,000	Salesforce.com, Inc.*	595,920
		5,081,382
Athletic Footwear – 0.1%
2,600	NIKE, Inc. – Class B	233,948
Automotive – Cars and Light Trucks – 0.3%
66,100	Ford Motor Co.*	911,519
Automotive – Truck Parts and Equipment – Original – 0%
3,700	Johnson Controls, Inc.	154,142
Beverages – Non-Alcoholic – 0.7%
4,700	Coca-Cola Co.	316,263
37,700	Coca-Cola Enterprises, Inc.	1,100,086
24,200	Dr. Pepper Snapple Group, Inc.	1,014,706
		2,431,055
Beverages – Wine and Spirits – 0.2%
8,600	Brown-Forman Corp. – Class B	642,334
3,000	Constellation Brands, Inc. – Class A*	62,460
		704,794
Building – Residential and Commercial – 0%
8,900	Lennar Corp. – Class A	161,535
Building Products – Wood – 0%
6,600	Masco Corp.	79,398
Cable/Satellite Television – 3.3%
68,000	Cablevision Systems New York Group – Class A	2,462,280
34,600	Comcast Corp. – Class A	876,764
139,400	DIRECTV – Class A*	7,084,308
4,800	Time Warner Cable, Inc. – Class A	374,592
		10,797,944
Cellular Telecommunications – 0.4%
51,600	MetroPCS Communications, Inc.*	888,036
65,500	Sprint Nextel Corp.*	353,045
		1,241,081
Chemicals – Diversified – 1.2%
69,300	E.I. du Pont de Nemours & Co.	3,745,665
3,000	PPG Industries, Inc.	272,370
		4,018,035
Chemicals – Specialty – 0.5%
16,600	Eastman Chemical Co.	1,694,362
900	Sigma-Aldrich Corp.	66,042
		1,760,404
Coal – 0.2%
5,637	Alpha Natural Resources, Inc.*	256,145
10,000	Consol Energy, Inc.	484,800
		740,945
Coatings and Paint Products – 0.4%
14,500	Sherwin-Williams Co.	1,216,115
Commercial Banks – 0.4%
5,500	BB&T Corp.	147,620
5,000	M&T Bank Corp.	439,750
21,600	Marshall & Ilsley Corp.	172,152
26,700	Zions Bancorp.	641,067
		1,400,589
Commercial Services – 0.3%
31,300	Iron Mountain, Inc.	1,067,017
Commercial Services – Finance – 0.9%
2,100	Automatic Data Processing, Inc.	110,628
42,400	H&R Block, Inc.	680,096
25,100	Moody’s Corp.	962,585
22,600	Paychex, Inc.	694,272
14,600	Total System Services, Inc.	271,268
9,300	Western Union Co.	186,279
		2,905,128
Computer Services – 3.3%
105,900	Cognizant Technology Solutions Corp.*	7,766,706
17,300	International Business Machines Corp.	2,967,815
		10,734,521
Computers – 4.7%
45,800	Apple, Inc.*	15,373,686
Computers – Integrated Systems – 0.2%
10,100	Teradata Corp.*	608,020
Computers – Memory Devices – 0.4%
8,200	EMC Corp.*	225,910
22,500	NetApp, Inc.*	1,187,550
		1,413,460
Consumer Products – Miscellaneous – 0.6%
1,200	Clorox Co.	80,928
26,800	Fortune Brands, Inc.	1,709,036
4,200	Kimberly-Clark Corp.	279,552
		2,069,516
Containers – Metal and Glass – 0.3%
22,500	Ball Corp.	865,350
Cosmetics and Toiletries – 1.8%
55,100	Estee Lauder Cos., Inc. – Class A	5,795,969
Cruise Lines – 0%
2,900	Carnival Corp. (U.S. Shares)	109,127

See Notes to Schedules of Investments and Financial Statements.

8 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Data Processing and Management – 0.1%
10,700	Fidelity National Information Services, Inc.	$329,453
1,300	Fiserv, Inc.*	81,419
		410,872
Dental Supplies and Equipment – 0.1%
5,400	Dentsply International, Inc.	205,632
6,700	Patterson Cos., Inc.	220,363
		425,995
Disposable Medical Products – 0%
1,300	C.R. Bard, Inc.	142,818
Distribution/Wholesale – 0.3%
22,700	Fastenal Co.	816,973
1,500	W.W. Grainger, Inc.	230,475
		1,047,448
Diversified Banking Institutions – 0.6%
7,170	Citigroup, Inc.	298,559
1,800	Goldman Sachs Group, Inc.	239,562
28,926	JPMorgan Chase & Co.	1,184,230
4,600	Morgan Stanley	105,846
		1,828,197
Diversified Operations – 3.5%
114,200	Eaton Corp.	5,875,590
39,500	General Electric Co.	744,970
11,900	Honeywell International, Inc.	709,121
3,800	ITT Corp.	223,934
48,300	Leucadia National Corp.	1,647,030
16,200	Parker Hannifin Corp.	1,453,788
15,200	Tyco International, Ltd. (U.S. Shares)	751,336
		11,405,769
E-Commerce/Products – 1.1%
17,100	Amazon.com, Inc.*	3,496,779
E-Commerce/Services – 2.8%
52,800	eBay, Inc.*	1,703,856
14,600	Priceline.com, Inc.*	7,474,178
		9,178,034
Electric – Integrated – 2.8%
46,600	CMS Energy Corp.	917,554
9,200	Consolidated Edison, Inc.	489,808
7,600	Constellation Energy Group, Inc.	288,496
11,700	Dominion Resources, Inc.	564,759
2,800	DTE Energy Co.	140,056
28,100	Duke Energy Corp.	529,123
12,700	FirstEnergy Corp.	560,705
47,100	Northeast Utilities	1,656,507
16,300	Pepco Holdings, Inc.	319,969
16,000	Pinnacle West Capital Corp.	713,280
24,300	Progress Energy, Inc.	1,166,643
28,700	TECO Energy, Inc.	542,143
42,800	Wisconsin Energy Corp.	1,341,780
		9,230,823
Electric Products – Miscellaneous – 0.4%
21,600	Emerson Electric Co.	1,215,000
Electronic Components – Semiconductors – 1.7%
12,000	Altera Corp.	556,200
15,500	National Semiconductor Corp.	381,455
56,600	Nvidia Corp.*	901,921
118,600	Texas Instruments, Inc.	3,893,638
		5,733,214
Electronic Forms – 0%
2,700	Adobe Systems, Inc.*	84,915
Electronic Measuring Instruments – 0.8%
51,500	Agilent Technologies, Inc.*	2,632,165
Electronics – Military – 0.1%
3,400	L-3 Communications Holdings, Inc.	297,330
Engineering – Research and Development Services – 0.2%
10,300	Fluor Corp.	665,998
Enterprise Software/Services – 0.5%
10,100	BMC Software, Inc.*	552,470
30,500	Oracle Corp.	1,003,755
		1,556,225
Fiduciary Banks – 0%
1,600	Northern Trust Corp.	73,536
Filtration and Separations Products – 0.5%
27,000	Pall Corp.	1,518,210
Finance – Credit Card – 0.2%
21,400	Discover Financial Services	572,450
Finance – Other Services – 0.5%
21,100	NASDAQ Stock Market, Inc.*	533,830
34,200	NYSE Euronext	1,172,034
		1,705,864
Food – Confectionary – 0.8%
11,600	Hershey Co.	659,460
26,700	J.M. Smucker Co.	2,040,948
		2,700,408
Food – Dairy Products – 0.1%
27,900	Dean Foods Co.*	342,333
Food – Meat Products – 0.4%
31,400	Hormel Foods Corp.	936,034
11,300	Tyson Foods, Inc. – Class A	219,446
		1,155,480
Food – Miscellaneous/Diversified – 2.4%
6,800	ConAgra Foods, Inc.	175,508
69,200	General Mills, Inc.	2,575,624
6,700	H.J. Heinz Co.	356,976
21,400	Kellogg Co.*	1,183,848
9,900	Kraft Foods, Inc. – Class A	348,777
11,500	McCormick & Co., Inc.	570,055
148,500	Sara Lee Corp.	2,820,015
		8,030,803
Food – Retail – 0.4%
23,300	Kroger Co.	577,840
13,000	Whole Foods Market, Inc.	824,850
		1,402,690
Gas – Transportation – 1.2%
75,200	CenterPoint Energy, Inc.	1,455,120
5,300	Nicor, Inc.	290,122
101,200	NiSource, Inc.	2,049,300
		3,794,542

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 9

INTECH Risk-Managed Core Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Hazardous Waste Disposal – 0.7%
25,000	Stericycle, Inc.*	$2,228,000
Home Decoration Products – 0%
9,000	Newell Rubbermaid, Inc.	142,020
Hotels and Motels – 0%
3,900	Marriott International, Inc. – Class A	138,411
Human Resources – 0%
3,500	Robert Half International, Inc.	94,605
Industrial Automation and Robotics – 0.9%
33,400	Rockwell Automation, Inc.	2,897,784
Industrial Gases – 0.2%
5,100	Air Products & Chemicals, Inc.	487,458
3,100	Praxair, Inc.	336,009
		823,467
Insurance Brokers – 0.6%
26,900	AON Corp.	1,379,970
13,900	Marsh & McLennan Cos., Inc.	433,541
		1,813,511
Internet Security – 0.1%
6,400	VeriSign, Inc.	214,144
Investment Management and Advisory Services – 2.2%
51,500	Ameriprise Financial, Inc.	2,970,520
2,000	BlackRock, Inc.	383,620
21,100	Franklin Resources, Inc.	2,770,219
19,300	T. Rowe Price Group, Inc.	1,164,562
		7,288,921
Life and Health Insurance – 0.2%
5,900	Principal Financial Group, Inc.	179,478
1,800	Torchmark Corp.	115,452
9,800	Unum Group*	249,704
		544,634
Machinery – Construction and Mining – 1.4%
43,100	Caterpillar, Inc.	4,588,426
Machinery – Farm – 0.4%
17,900	Deere & Co.	1,475,855
Machinery – General Industrial – 0.1%
4,100	Roper Industries, Inc.	341,530
Medical – Biomedical and Genetic – 0.2%
2,700	Biogen Idec, Inc.*	288,684
7,100	Gilead Sciences, Inc.*	294,011
		582,695
Medical – Drugs – 0.6%
5,800	Allergan, Inc.	482,850
33,186	Merck & Co., Inc.	1,171,134
16,600	Pfizer, Inc.	341,960
		1,995,944
Medical – Generic Drugs – 0.1%
11,000	Mylan, Inc.*	271,370
Medical – HMO – 0.7%
1,900	Aetna, Inc.	83,771
29,600	Coventry Health Care, Inc.*	1,079,512
8,500	Humana, Inc.	684,590
8,200	UnitedHealth Group, Inc.	422,956
		2,270,829
Medical – Hospitals – 0.1%
65,400	Tenet Healthcare Corp.*	408,096
Medical – Wholesale Drug Distributors – 3.8%
99,600	AmerisourceBergen Corp.	4,123,440
102,300	Cardinal Health, Inc.	4,646,466
43,100	McKesson Corp.	3,605,315
		12,375,221
Medical Information Systems – 0.1%
6,200	Cerner Corp.*	378,882
Medical Instruments – 1.0%
10,700	Edwards Lifesciences Corp.*	932,826
3,700	Intuitive Surgical, Inc.*	1,376,807
19,100	St. Jude Medical, Inc.	910,688
		3,220,321
Medical Labs and Testing Services – 0.1%
2,500	Laboratory Corp. of America Holdings*	241,975
3,100	Quest Diagnostics, Inc.	183,210
		425,185
Medical Products – 1.9%
1,600	Baxter International, Inc.	95,504
2,000	Becton, Dickinson and Co.	172,340
28,900	Carefusion Corp.*	785,213
12,700	Covidien PLC (U.S. Shares)	676,021
43,400	Stryker Corp.	2,547,146
24,300	Varian Medical Systems, Inc.*	1,701,486
5,200	Zimmer Holdings, Inc.*	328,640
		6,306,350
Metal – Aluminum – 0.2%
33,400	Alcoa, Inc.	529,724
Metal Processors and Fabricators – 0.6%
11,600	Precision Castparts Corp.	1,909,940
Motorcycle and Motor Scooter Manufacturing – 0.3%
21,500	Harley-Davidson, Inc.	880,855
Multi-Line Insurance – 0.4%
6,800	ACE, Ltd. (U.S. Shares)	447,576
11,100	Allstate Corp.	338,883
8,800	American International Group, Inc.*	258,016
10,100	Cincinnati Financial Corp.	294,718
2,800	Loews Corp.	117,852
		1,457,045
Multimedia – 0.5%
3,200	McGraw-Hill Cos., Inc.	134,112
11,300	Time Warner, Inc.	410,981
12,100	Viacom, Inc. – Class B	617,100
12,200	Walt Disney Co.	476,288
		1,638,481
Networking Products – 0.1%
7,300	Juniper Networks, Inc.*	229,950
Non-Hazardous Waste Disposal – 0.2%
16,800	Waste Management, Inc.	626,136
Oil – Field Services – 1.7%
15,300	Baker Hughes, Inc.	1,110,168
5,300	Halliburton Co.	270,300
49,147	Schlumberger, Ltd. (U.S. Shares)	4,246,301
		5,626,769

See Notes to Schedules of Investments and Financial Statements.

10 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Oil and Gas Drilling – 0.5%
16,100	Helmerich & Payne, Inc.	$1,064,532
4,300	Nabors Industries, Ltd.*	105,952
8,000	Noble Corp.	315,280
2,500	Rowan Cos., Inc.*	97,025
		1,582,789
Oil Companies – Exploration and Production – 2.4%
11,100	Cabot Oil & Gas Corp.	736,041
105,200	Chesapeake Energy Corp.	3,123,388
17,000	Devon Energy Corp.	1,339,770
4,000	EQT Corp.	210,080
28,100	Pioneer Natural Resources Co.	2,516,917
2,900	Southwestern Energy Co.*	124,352
		8,050,548
Oil Companies – Integrated – 4.1%
29,830	Chevron Corp.	3,067,717
14,400	ConocoPhillips	1,082,736
48,700	Exxon Mobil Corp.	3,963,206
33,900	Hess Corp.	2,534,364
40,600	Marathon Oil Corp.	2,138,808
9,300	Murphy Oil Corp.	610,638
		13,397,469
Oil Field Machinery and Equipment – 1.7%
7,600	Cameron International Corp.*	382,204
8,300	FMC Technologies, Inc.*	371,757
61,100	National Oilwell Varco, Inc.	4,778,631
		5,532,592
Oil Refining and Marketing – 0.4%
9,300	Sunoco, Inc.	387,903
18,600	Tesoro Corp.*	426,126
14,400	Valero Energy Corp.	368,208
		1,182,237
Paper and Related Products – 0%
4,500	MeadWestvaco Corp.	149,895
Pipelines – 1.5%
40,500	El Paso Corp.	818,100
26,000	Oneok, Inc.	1,924,260
72,600	Williams Cos., Inc.	2,196,150
		4,938,510
Property and Casualty Insurance – 0.6%
6,600	Chubb Corp.	413,226
34,400	Progressive Corp.	735,472
16,600	Travelers Cos., Inc.	969,108
		2,117,806
Publishing – Newspapers – 0.2%
1,200	Washington Post Co. – Class B	502,740
Real Estate Management/Services – 0.3%
39,800	CB Richard Ellis Group, Inc. – Class A*	999,378
REIT – Apartments – 0.6%
6,700	Avalonbay Communities, Inc.	860,280
18,900	Equity Residential	1,134,000
		1,994,280
REIT – Diversified – 0.5%
75,200	Weyerhaeuser Co.	1,643,872
REIT – Health Care – 0.3%
7,200	Heath Care REIT, Inc.	377,496
8,500	Ventas, Inc.	448,035
		825,531
REIT – Storage – 0.3%
9,100	Public Storage	1,037,491
Retail – Apparel and Shoe – 0.8%
1,400	Abercrombie & Fitch Co. – Class A	93,688
7,800	Gap, Inc.	141,180
38,900	Limited Brands, Inc.	1,495,705
7,200	Ross Stores, Inc.	576,864
9,800	Urban Outfitters, Inc.*	275,870
		2,583,307
Retail – Auto Parts – 1.0%
9,700	AutoZone, Inc.*	2,860,045
4,400	O’Reilly Automotive, Inc.*	288,244
		3,148,289
Retail – Automobile – 0.5%
15,100	AutoNation, Inc.*	552,811
34,000	Carmax, Inc.*	1,124,380
		1,677,191
Retail – Building Products – 0.2%
20,100	Home Depot, Inc.	728,022
3,800	Lowe’s Cos., Inc.	88,578
		816,600
Retail – Computer Equipment – 0.1%
7,900	GameStop Corp. – Class A*	210,693
Retail – Discount – 0.6%
14,900	Big Lots, Inc.*	493,935
6,600	Costco Wholesale Corp.	536,184
15,700	Family Dollar Stores, Inc.	825,192
		1,855,311
Retail – Drug Store – 1.3%
14,700	CVS Caremark Corp.	552,426
85,800	Walgreen Co.	3,643,068
		4,195,494
Retail – Jewelry – 0.2%
8,700	Tiffany & Co.	683,124
Retail – Major Department Stores – 1.1%
10,300	JC Penney Co., Inc.	355,762
61,300	TJX Cos., Inc.	3,220,089
		3,575,851
Retail – Office Supplies – 0%
3,100	Staples, Inc.	48,980
Retail – Regional Department Stores – 0.1%
2,100	Kohl’s Corp.	105,021
11,500	Macy’s, Inc.	336,260
		441,281
Retail – Restaurants – 3.4%
500	Chipotle Mexican Grill, Inc. – Class A*	154,095
18,800	Darden Restaurants, Inc.	935,488
168,200	Starbucks Corp.	6,642,218
64,100	Yum! Brands, Inc.	3,540,884
		11,272,685

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 11

INTECH Risk-Managed Core Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Schools – 0.1%
3,600	Apollo Group, Inc. – Class A*	$157,248
2,900	Devry, Inc.	171,477
		328,725
Semiconductor Components/Integrated Circuits – 0%
1,300	Analog Devices, Inc.	50,882
Semiconductor Equipment – 0.4%
27,300	Applied Materials, Inc.	355,173
11,400	KLA-Tencor Corp.	461,472
8,000	Novellus Systems, Inc.*	289,120
12,600	Teradyne, Inc.*	186,480
		1,292,245
Super-Regional Banks – 0.6%
6,000	Capital One Financial Corp.	310,020
12,700	Comerica, Inc.	439,039
27,400	Fifth Third Bancorp.	349,350
13,800	Keycorp	114,954
12,600	U.S. Bancorp.	321,426
13,180	Wells Fargo & Co.	369,831
		1,904,620
Telecommunication Equipment – Fiber Optics – 0%
7,700	JDS Uniphase Corp.*	128,282
Telephone – Integrated – 1.9%
12,658	AT&T, Inc.	397,588
108,485	CenturyLink, Inc.	4,386,048
28,100	Frontier Communications Corp.	226,767
7,700	Verizon Communications, Inc.	286,671
69,400	Windstream Corp.	899,424
		6,196,498
Television – 0.3%
29,300	CBS Corp. – Class B	834,757
Tobacco – 2.1%
95,700	Altria Group, Inc.	2,527,437
23,800	Philip Morris International, Inc.	1,589,126
79,800	Reynolds American, Inc.	2,956,590
		7,073,153
Tools – Hand Held – 1.3%
10,100	Snap-On, Inc.	631,048
50,027	Stanley Works	3,604,446
		4,235,494
Toys – 0.4%
27,700	Hasbro, Inc.	1,216,861
Transportation – Railroad – 0.2%
24,000	CSX Corp.	629,280
Transportation – Services – 1.6%
26,300	C.H. Robinson Worldwide, Inc.	2,073,492
23,300	Expeditors International of Washington, Inc.	1,192,727
21,000	FedEx Corp.	1,991,850
		5,258,069
Vitamins and Nutrition Products – 0.2%
11,700	Mead Johnson Nutrition Co. – Class A	790,335
Web Portals/Internet Service Providers – 1.6%
10,200	Google, Inc. – Class A*	5,165,076
Wireless Equipment – 1.8%
53,600	American Tower Corp. – Class A*	2,803,280
24,737	Motorola Mobility Holdings, Inc.*	545,204
12,157	Motorola, Inc.*	559,708
37,400	Qualcomm, Inc.	2,123,946
		6,032,138

Total Common Stock (cost $268,781,300)		327,896,559

Money Market – 0.4%
1,319,812	Janus Cash Liquidity Fund LLC, 0% (cost $1,319,812)	1,319,812

Total Investments (total cost $270,101,112) – 100.0%		329,216,371

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		65,766

Net Assets – 100%		$329,282,137

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$105,952	0.0%
Ireland	676,021	0.2%
Netherlands Antilles	4,246,301	1.3%
Panama	109,127	0.0%
Switzerland	1,514,192	0.5%
United States††	322,564,778	98.0%

Total	$329,216,371	100.0%

††	Includes Cash Equivalents (97.6% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

12 | JUNE 30, 2011

INTECH Risk-Managed Growth Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the twelve-month period ended June 30, 2011, INTECH Risk-Managed Growth Fund’s Class S Shares returned 34.77%. This compares to the 35.01% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have an impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 24 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Growth Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest revisions, we will continue implementing changes that we believe have the potential to improve the long-term results for our clients.

Thank you for your investment in INTECH Risk-Managed Growth Fund.

Janus Risk-Managed Funds | 13

INTECH Risk-Managed Growth Fund (unaudited)

INTECH Risk-Managed Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

International Business Machines Corp. Computer Services	2.6%
Exxon Mobil Corp. Oil Companies – Integrated	2.1%
Apple, Inc. Computers	1.9%
Cognizant Technology Solutions Corp. Computer Services	1.4%
Estee Lauder Cos., Inc. – Class A Cosmetics and Toiletries	1.2%

9.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of June 30, 2010

14 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011				Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Growth Fund – Class A Shares

NAV	35.03%	3.17%	6.60%	0.90%	0.90%

MOP	27.29%	1.96%	6.06%

INTECH Risk-Managed Growth Fund – Class C Shares

NAV	33.79%	2.30%	5.98%	2.82%	1.90%

CDSC	32.46%	2.30%	5.98%

INTECH Risk-Managed Growth Fund – Class I Shares	35.18%	3.43%	6.60%	0.62%	0.62%

INTECH Risk-Managed Growth Fund – Class S Shares	34.77%	2.95%	6.60%	1.12%	1.12%

INTECH Risk-Managed Growth Fund – Class T Shares	34.99%	2.95%	6.60%	0.85%	0.85%

Russell 1000® Growth Index	35.01%	5.33%	7.19%

Lipper Quartile – Class S Shares	3rd	4th	4th

Lipper Ranking – based on total returns for Multi-Cap Growth Funds	269/463	248/324	211/260

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Risk-Managed Funds | 15

INTECH Risk-Managed Growth Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers. Performance shown for certain periods prior to September 30, 2004 for Class A Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares reflects the fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class C Shares reflects the fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of the Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. The performance shown for certain periods prior to November 28, 2005 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of the Fund. Performance shown for Class S Shares for periods prior to July 6, 2009 reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

16 | JUNE 30, 2011

(unaudited)

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – January 2, 2003

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,088.20	$4.09

Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,084.70	$7.65

Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,088.90	$3.31

Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,086.80	$5.28

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,088.10	$3.73

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61

†	Expenses are equal to the annualized expense ratio of 0.79% for Class A Shares, 1.48% for Class C Shares, 0.64% for Class I Shares, 1.02% for Class S Shares and 0.72% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Risk-Managed Funds | 17

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Common Stock – 99.0%
Advertising Agencies – 0.5%
65,500	Interpublic Group of Cos., Inc.	$818,750
16,500	Omnicom Group, Inc.	794,640
		1,613,390
Advertising Sales – 0.1%
6,300	Lamar Advertising Co. – Class A*	172,431
Aerospace and Defense – 1.1%
8,700	Boeing Co.	643,191
6,600	Lockheed Martin Corp.	534,402
4,100	Rockwell Collins, Inc.	252,929
11,700	Spirit Aerosystems Holdings, Inc.*	257,400
24,500	TransDigm Group, Inc.*	2,234,155
		3,922,077
Aerospace and Defense – Equipment – 1.5%
29,500	B.F. Goodrich Co.	2,817,250
6,000	BE Aerospace, Inc.*	244,860
26,300	United Technologies Corp.	2,327,813
		5,389,923
Agricultural Chemicals – 0.4%
4,500	CF Industries Holdings, Inc.	637,515
3,400	Intrepid Potash, Inc.*	110,500
3,700	Monsanto Co.	268,398
5,400	Mosaic Co.	365,742
		1,382,155
Agricultural Operations – 0%
2,500	Bunge, Ltd.	172,375
Apparel Manufacturers – 0.3%
2,100	Coach, Inc.	134,253
12,300	Hanesbrands, Inc.*	351,165
3,800	Polo Ralph Lauren Corp.	503,918
2,400	Under Armour, Inc. – Class A*	185,544
		1,174,880
Applications Software – 1.4%
3,800	Citrix Systems, Inc.	304,000
20,400	Compuware Corp.*	199,104
9,400	Intuit, Inc.*	487,484
147,200	Microsoft Corp.	3,827,200
11,200	Nuance Communications, Inc.*	240,464
		5,058,252
Audio and Video Products – 0%
3,400	Harman International Industries, Inc.*	154,938
Automotive – Cars and Light Trucks – 0.5%
128,300	Ford Motor Co.*	1,769,257
Automotive – Medium and Heavy Duty Trucks – 0.1%
5,800	Navistar International*	327,468
Automotive – Truck Parts and Equipment – Original – 0.7%
19,200	BorgWarner, Inc*	1,551,168
11,300	Johnson Controls, Inc.	470,758
7,400	WABCO Holdings, Inc.*	511,044
		2,532,970
Beverages – Non-Alcoholic – 1.9%
61,300	Coca-Cola Co.	4,124,877
66,200	Coca-Cola Enterprises, Inc.	1,931,716
2,800	Dr. Pepper Snapple Group, Inc.	117,404
2,800	Hansen Natural Corp.*	226,660
2,275	PepsiCo, Inc.	160,228
		6,560,885
Beverages – Wine and Spirits – 0.3%
16,100	Brown-Forman Corp. – Class B	1,202,509
Broadcast Services and Programming – 0.2%
16,000	Liberty Global, Inc. – Class A*	720,640
Building – Heavy Construction – 0.1%
5,400	Chicago Bridge & Iron Co. N.V.	210,060
Building Products – Wood – 0%
10,500	Masco Corp.	126,315
Cable/Satellite Television – 2.0%
14,300	Cablevision Systems New York Group – Class A	517,803
3,800	Charter Communications*	206,188
77,000	Comcast Corp. – Class A	1,951,180
48,800	DIRECTV – Class A*	2,480,016
9,700	DISH Network Corp. – Class A	297,499
21,700	Time Warner Cable, Inc. – Class A	1,693,468
		7,146,154
Casino Hotels – 0.3%
7,600	Wynn Resorts, Ltd.	1,090,904
Cellular Telecommunications – 0.2%
30,800	MetroPCS Communications, Inc.*	530,068
Chemicals – Diversified – 1.0%
2,600	Celanese Corp. – Class A	138,606
36,000	E.I. du Pont de Nemours & Co.	1,945,800
1,200	FMC Corp.	103,224
11,500	PPG Industries, Inc.	1,044,085
4,200	Rockwood Holdings, Inc.*	232,218
8,000	Solutia, Inc.*	182,800
		3,646,733
Chemicals – Specialty – 1.0%
1,400	Albemarle Corp.	96,880
8,600	Eastman Chemical Co.	877,802
2,800	Ecolab, Inc.	157,864
14,500	International Flavors & Fragrances, Inc.	931,480
9,700	Lubrizol Corp.	1,302,419
4,300	WR Grace & Co.*	196,209
		3,562,654
Coal – 0.6%
5,100	Arch Coal, Inc.	135,966
14,900	Consol Energy, Inc.	722,352
18,000	Peabody Energy Corp.	1,060,380
1,800	Walter Industries, Inc.	208,440
		2,127,138
Coatings and Paint Products – 0.2%
5,700	Sherwin-Williams Co.	478,059
6,900	Valspar Corp.	248,814
		726,873
Coffee – 0%
1,700	Green Mountain Coffee Roasters, Inc.*	151,742

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Commercial Services – 0.6%
7,400	Alliance Data Systems Corp.*	$696,118
19,800	Iron Mountain, Inc.	674,982
10,600	Weight Watchers International, Inc.	799,982
		2,171,082
Commercial Services – Finance – 3.0%
49,900	Automatic Data Processing, Inc.	2,628,732
22,100	Global Payments, Inc.	1,127,100
61,100	H&R Block, Inc.	980,044
40,700	Lender Processing Services, Inc.	851,037
2,600	MasterCard, Inc. – Class A	783,484
19,400	Moody’s Corp.	743,990
44,700	Paychex, Inc.	1,373,184
5,400	SEI Investments Co.	121,554
26,700	Verisk Analytics, Inc.*	924,354
5,000	Visa, Inc. – Class A	421,300
27,500	Western Union Co.	550,825
		10,505,604
Computer Aided Design – 0.4%
10,300	ANSYS, Inc.*	563,101
19,000	Autodesk, Inc.*	733,400
		1,296,501
Computer Data Security – 0.1%
7,900	Fortinet, Inc.*	215,591
Computer Services – 5.1%
40,900	Accenture, Ltd. – Class A (U.S. Shares)	2,471,178
65,800	Cognizant Technology Solutions Corp.*	4,825,772
8,900	DST Systems, Inc.	469,920
12,000	IHS, Inc. – Class A*	1,001,040
52,100	International Business Machines Corp.	8,937,755
		17,705,665
Computers – 1.9%
19,600	Apple, Inc.*	6,579,132
Computers – Integrated Systems – 0.9%
4,000	Micros Systems, Inc.*	198,840
35,400	NCR Corp.*	668,706
9,600	Riverbed Technology, Inc.*	380,064
31,900	Teradata Corp.*	1,920,380
		3,167,990
Computers – Memory Devices – 0.5%
63,500	EMC Corp.*	1,749,425
Consulting Services – 0.4%
22,600	Gartner, Inc.*	910,554
5,500	SAIC, Inc.*	92,510
4,300	Towers Watson & Co.	282,553
		1,285,617
Consumer Products – Miscellaneous – 0.7%
4,200	Clorox Co.	283,248
24,300	Kimberly-Clark Corp.	1,617,408
2,600	Scotts Miracle-Gro Co. – Class A	133,406
4,000	Tupperware Brands Corp.	269,800
		2,303,862
Containers – Metal and Glass – 0.4%
18,000	Ball Corp.	692,280
19,000	Crown Holdings, Inc.*	737,580
3,200	Silgan Holdings, Inc.	131,104
		1,560,964
Containers – Paper and Plastic – 0.1%
6,000	Packaging Corp. of America	167,940
4,600	Rock-Tenn Co.	305,164
		473,104
Cosmetics and Toiletries – 2.1%
26,500	Colgate-Palmolive Co.	2,316,365
40,300	Estee Lauder Cos., Inc. – Class A	4,239,157
13,534	Procter & Gamble Co.	860,357
		7,415,879
Cruise Lines – 0%
1,300	Royal Caribbean Cruises, Ltd. (U.S. Shares)*	48,932
Data Processing and Management – 0.4%
11,500	Broadridge Financial Solutions, Inc.	276,805
6,700	Dun & Bradstreet Corp.	506,118
11,200	Fiserv, Inc.*	701,456
		1,484,379
Dental Supplies and Equipment – 0.2%
8,000	Dentsply International, Inc.	304,640
7,400	Patterson Cos., Inc.	243,386
3,600	Sirona Dental Systems, Inc.*	191,160
		739,186
Diagnostic Equipment – 0.6%
28,900	Gen-Probe, Inc.*	1,998,435
Diagnostic Kits – 0.2%
10,500	Idexx Laboratories, Inc.*	814,380
Dialysis Centers – 0.1%
4,300	DaVita, Inc.*	372,423
Disposable Medical Products – 0.2%
5,300	C.R. Bard, Inc.	582,258
Distribution/Wholesale – 1.7%
9,600	Fastenal Co.	345,504
6,200	Fossil, Inc.*	729,864
2,800	Genuine Parts Co.	152,320
6,400	LKQ Corp.*	166,976
25,200	W.W. Grainger, Inc.	3,871,980
14,100	Wesco International, Inc.*	762,669
		6,029,313
Diversified Operations – 2.4%
28,700	3M Co.	2,722,195
12,200	Cooper Industries, Ltd. – Class A (U.S. Shares)	727,974
7,700	Danaher Corp.	408,023
23,100	Eaton Corp.	1,188,495
3,700	Harsco Corp.	120,620
14,300	Honeywell International, Inc.	852,137
6,900	Illinois Tool Works, Inc.	389,781
17,200	Ingersoll-Rand Co. – Class A	781,052
6,500	Parker Hannifin Corp.	583,310
900	SPX Corp.	74,394
16,800	Textron, Inc.	396,648
		8,244,629

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 19

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

E-Commerce/Products – 0.2%
3,500	Amazon.com, Inc.*	$715,715
E-Commerce/Services – 1.0%
40,600	eBay, Inc.*	1,310,162
800	Netflix, Inc.*	210,152
4,000	Priceline.com, Inc.*	2,047,720
		3,568,034
Electric Products – Miscellaneous – 0.3%
9,800	AMETEK, Inc.	440,020
9,200	Emerson Electric Co.	517,500
		957,520
Electric – Transmission – 0.5%
23,300	ITC Holdings Corp.	1,672,241
Electronic Components – Miscellaneous – 0.1%
2,300	Garmin, Ltd.	75,969
10,600	Jabil Circuit, Inc.	214,120
		290,089
Electronic Components – Semiconductors – 2.9%
12,900	Altera Corp.	597,915
44,400	Avago Technologies, Ltd.	1,687,200
10,700	Microchip Technology, Inc.	405,637
44,600	Nvidia Corp.*	710,701
161,600	ON Semiconductor Corp.*	1,691,952
7,300	QLogic Corp.*	116,216
9,400	Rovi Corp.*	539,184
53,400	Skyworks Solutions, Inc.*	1,227,132
82,700	Texas Instruments, Inc.	2,715,041
14,200	Xilinx, Inc.	517,874
		10,208,852
Electronic Connectors – 0.1%
4,500	Amphenol Corp. – Class A	242,955
Electronic Forms – 0.1%
7,400	Adobe Systems, Inc.*	232,730
Electronic Measuring Instruments – 0.8%
35,900	Agilent Technologies, Inc.*	1,834,849
13,900	FLIR Systems, Inc.	468,569
7,100	National Instruments Corp.	210,799
3,300	Trimble Navigation, Ltd.*	130,812
		2,645,029
Electronic Parts Distributors – 0.1%
9,000	Arrow Electronics, Inc.*	373,500
Energy – Alternate Sources – 0.1%
5,100	Covanta Holding Corp.	84,099
900	First Solar, Inc.*	119,043
		203,142
Engineering – Research and Development Services – 0.2%
2,800	Fluor Corp.	181,048
5,600	KBR, Inc.	211,064
15,700	McDermott International, Inc. (U.S. Shares)*	311,017
		703,129
Engines – Internal Combustion – 0.1%
4,800	Cummins, Inc.	496,752
Enterprise Software/Services – 1.5%
6,300	Ariba, Inc.*	217,161
31,600	BMC Software, Inc.*	1,728,520
10,400	Informatica Corp.*	607,672
81,544	Oracle Corp.	2,683,613
		5,236,966
Filtration and Separations Products – 0.2%
3,000	Donaldson Co., Inc.	182,040
3,100	Pall Corp.	174,313
2,500	Polypore International, Inc.*	169,600
		525,953
Finance – Credit Card – 0.2%
9,700	American Express Co.	501,490
2,700	Discover Financial Services	72,225
		573,715
Finance – Investment Bankers/Brokers – 0.5%
22,500	Charles Schwab Corp.	370,125
27,000	Lazard, Ltd. – Class A	1,001,700
21,400	TD Ameritrade Holding Corp.	417,514
		1,789,339
Finance – Other Services – 0.1%
3,900	NASDAQ Stock Market, Inc.*	98,670
10,500	NYSE Euronext	359,835
		458,505
Food – Baking – 0.1%
14,550	Flowers Foods, Inc.	320,682
Food – Confectionary – 0.1%
6,500	Hershey Co.	369,525
Food – Meat Products – 0%
4,700	Hormel Foods Corp.	140,107
Food – Miscellaneous/Diversified – 2.7%
7,500	Campbell Soup Co.	259,125
11,500	ConAgra Foods, Inc.	296,815
4,100	Corn Products International, Inc.	226,648
26,500	General Mills, Inc.	986,330
30,200	H.J. Heinz Co.	1,609,056
39,000	Kellogg Co.*	2,157,480
45,200	McCormick & Co., Inc.	2,240,564
93,200	Sara Lee Corp.	1,769,868
		9,545,886
Food – Retail – 0.2%
16,500	Kroger Co.	409,200
7,300	Whole Foods Market, Inc.	463,185
		872,385
Food – Wholesale/Distribution – 0.3%
30,100	Sysco Corp.	938,518
Footwear and Related Apparel – 0.1%
2,500	Deckers Outdoor Corp.*	220,350
Gold Mining – 0.1%
5,900	Allied Nevada Gold Corp.*	208,683
Hazardous Waste Disposal – 0.1%
5,300	Stericycle, Inc.*	472,336
Home Furnishings – 0.3%
16,300	Tempur-Pedic International, Inc.*	1,105,466
Hospital Beds and Equipment – 0.1%
3,700	Kinetic Concepts, Inc.*	213,231

See Notes to Schedules of Investments and Financial Statements.

20 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Hotels and Motels – 0.1%
6,000	Marriott International, Inc. – Class A	$212,940
800	Starwood Hotels & Resorts Worldwide, Inc.	44,832
		257,772
Human Resources – 0%
6,100	Robert Half International, Inc.	164,883
Industrial Automation and Robotics – 0.3%
4,000	Nordson Corp.	219,400
9,000	Rockwell Automation, Inc.	780,840
		1,000,240
Industrial Gases – 0.3%
4,700	Air Products & Chemicals, Inc.	449,226
5,600	Praxair, Inc.	606,984
		1,056,210
Instruments – Controls – 0.3%
5,200	Mettler-Toledo International, Inc.*	877,084
Instruments – Scientific – 0.1%
1,900	Waters Corp.*	181,906
Insurance Brokers – 0.4%
19,000	Erie Indemnity Co. – Class A	1,343,680
Internet Content – Information/News – 0.4%
29,788	WebMD Health Corp*	1,357,737
Internet Infrastructure Software – 0.2%
4,500	F5 Networks, Inc.*	496,125
10,500	TIBCO Software, Inc.*	304,710
		800,835
Internet Security – 0.2%
7,100	Symantec Corp.*	140,012
11,700	VeriSign, Inc.	391,482
		531,494
Investment Management and Advisory Services – 0.4%
1,700	Affiliated Managers Group, Inc.*	172,465
1,100	BlackRock, Inc.	210,991
8,900	Federated Investors, Inc. – Class B	212,176
3,500	Franklin Resources, Inc.	459,515
5,000	T. Rowe Price Group, Inc.	301,700
4,500	Waddell & Reed Financial, Inc. – Class A	163,575
		1,520,422
Machine Tools and Related Products – 0.3%
21,100	Kennametal, Inc.	890,631
4,600	Lincoln Electric Holdings, Inc.	164,910
		1,055,541
Machinery – Construction and Mining – 0.7%
2,700	Bucyrus International, Inc.	247,482
20,100	Caterpillar, Inc.	2,139,846
2,500	Joy Global, Inc.	238,100
		2,625,428
Machinery – Farm – 0.3%
14,200	Deere & Co.	1,170,790
Machinery – General Industrial – 0.8%
20,600	Babcock & Wilcox Co.*	570,826
11,100	Gardner Denver, Inc.	932,955
2,700	IDEX Corp.	123,795
13,600	Manitowoc Co., Inc.	229,024
8,200	Roper Industries, Inc.	683,060
1,400	Wabtec Corp.	92,008
		2,631,668
Machinery – Print Trade – 0.1%
5,900	Zebra Technologies Corp.*	248,803
Machinery – Pumps – 0.2%
15,300	Graco, Inc.	775,098
Medical – Biomedical and Genetic – 3.0%
55,600	Alexion Pharmaceuticals, Inc.*	2,614,868
27,900	Amylin Pharmaceuticals, Inc.*	372,744
15,900	Biogen Idec, Inc.*	1,700,028
11,100	Charles River Laboratories International, Inc.*	451,215
4,100	Gilead Sciences, Inc.*	169,781
21,800	Illumina, Inc.*	1,638,270
18,100	Life Technologies Corp.*	942,467
4,000	Regeneron Pharmaceuticals, Inc.*	226,840
25,100	United Therapeutics Corp.*	1,383,010
18,800	Vertex Pharmaceuticals, Inc.*	977,412
		10,476,635
Medical – Drugs – 0.5%
6,100	Abbott Laboratories	320,982
5,100	Allergan, Inc.	424,575
10,100	Eli Lilly & Co.	379,053
7,400	Endo Pharmaceuticals Holdings, Inc.*	297,258
2,400	Pharmasset, Inc.*	269,280
		1,691,148
Medical – Generic Drugs – 0.6%
48,600	Mylan, Inc.*	1,198,962
3,800	Perrigo Co.	333,906
7,900	Watson Pharmaceuticals, Inc.*	542,967
		2,075,835
Medical – HMO – 0%
1,800	Amerigroup Corp.*	126,846
Medical – Hospitals – 0.1%
5,300	HCA Holdings, Inc.*	174,900
28,800	Health Management Associates, Inc. – Class A*	310,464
		485,364
Medical – Outpatient and Home Medical Care – 0.2%
22,700	Lincare Holdings, Inc.	664,429
Medical – Wholesale Drug Distributors – 1.3%
83,100	AmerisourceBergen Corp.	3,440,340
14,800	Cardinal Health, Inc.	672,216
7,200	McKesson Corp.	602,280
		4,714,836
Medical Information Systems – 0.3%
12,600	Allscripts Healthcare Solutions, Inc.*	244,692
12,200	Cerner Corp.*	745,542
		990,234
Medical Instruments – 1.8%
5,500	Bruker Corp.*	111,980
37,500	Edwards Lifesciences Corp.*	3,269,250
1,600	Intuitive Surgical, Inc.*	595,376
15,900	Medtronic, Inc.	612,627

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 21

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Medical Instruments – (continued)

16,100	St. Jude Medical, Inc.	$767,648
10,700	Techne Corp.	892,059
		6,248,940
Medical Labs and Testing Services – 0.7%
9,200	Covance, Inc.*	546,204
19,100	Laboratory Corp. of America Holdings*	1,848,689
2,300	Quest Diagnostics, Inc.	135,930
		2,530,823
Medical Products – 2.7%
3,600	Baxter International, Inc.	214,884
11,600	Becton, Dickinson and Co.	999,572
16,200	Carefusion Corp.*	440,154
8,000	Cooper Cos., Inc.	633,920
16,900	Covidien PLC (U.S. Shares)	899,587
11,900	Henry Schein, Inc.*	851,921
10,900	Hospira, Inc.*	617,594
30,100	Johnson & Johnson	2,002,252
13,700	Stryker Corp.	804,053
27,400	Varian Medical Systems, Inc.*	1,918,548
		9,382,485
Metal – Copper – 0.1%
5,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	264,500
5,900	Southern Copper Corp.	193,933
		458,433
Metal – Diversified – 0.1%
3,700	Molycorp, Inc.*	225,922
Metal – Iron – 0%
1,400	Cliffs Natural Resources, Inc.	129,430
Metal Processors and Fabricators – 0.2%
1,900	Precision Castparts Corp.	312,835
8,900	Timken Co.	448,560
		761,395
Motorcycle and Motor Scooter Manufacturing – 0.1%
4,700	Harley-Davidson, Inc.	192,559
Multimedia – 1.1%
13,100	FactSet Research Systems, Inc.	1,340,392
26,600	McGraw-Hill Cos., Inc.	1,114,806
11,500	Thomson Reuters Corp.	431,940
15,800	Viacom, Inc. – Class B	805,800
		3,692,938
Networking Products – 0.3%
3,400	Acme Packet, Inc.*	238,442
10,300	Juniper Networks, Inc.*	324,450
8,600	Polycom, Inc.*	552,980
		1,115,872
Non-Hazardous Waste Disposal – 0.3%
34,050	Waste Connections, Inc.	1,080,407
Oil – Field Services – 1.6%
23,800	Baker Hughes, Inc.	1,726,928
1,300	CARBO Ceramics, Inc.	211,835
4,500	Core Laboratories N.V.	501,930
27,200	Halliburton Co.	1,387,200
7,200	Oceaneering International, Inc.	291,600
2,100	Oil States International, Inc.*	167,811
13,500	Schlumberger, Ltd. (U.S. Shares)	1,166,400
1,400	Superior Energy Services, Inc.*	51,996
		5,505,700
Oil and Gas Drilling – 0.4%
11,300	Atwood Oceanics, Inc.*	498,669
2,100	Diamond Offshore Drilling, Inc.	147,861
5,800	Helmerich & Payne, Inc.	383,496
9,900	Rowan Cos., Inc.*	384,219
		1,414,245
Oil Companies – Exploration and Production – 4.0%
5,000	Anadarko Petroleum Corp.	383,800
7,300	Apache Corp.	900,747
7,400	Brigham Exploration Co.*	221,482
6,800	Cabot Oil & Gas Corp.	450,908
12,900	Cimarex Energy Co.	1,159,968
5,800	Cobalt International Energy, Inc.*	79,054
12,500	Concho Resources, Inc.*	1,148,125
15,400	Continental Resources, Inc.*	999,614
22,000	Denbury Resources, Inc.*	440,000
6,300	EOG Resources, Inc.	658,665
15,400	EQT Corp.	808,808
22,600	Exco Resources, Inc.	398,890
5,100	Newfield Exploration Co.*	346,902
2,300	Noble Energy, Inc.	206,149
3,300	Occidental Petroleum Corp.	343,332
22,900	PetroHawk Energy Corp.*	564,943
6,200	Pioneer Natural Resources Co.	555,334
9,100	QEP Resources, Inc.	380,653
5,200	Quicksilver Resources, Inc.*	76,752
7,600	Range Resources Corp.	421,800
82,000	SandRidge Energy, Inc.*	874,120
26,600	SM Energy Co.	1,954,568
12,000	Southwestern Energy Co.*	514,560
2,000	Whitting Petroleum Corp.*	113,820
		14,002,994
Oil Companies – Integrated – 2.8%
16,700	Chevron Corp.	1,717,428
91,100	Exxon Mobil Corp.	7,413,718
8,700	Murphy Oil Corp.	571,242
		9,702,388
Oil Field Machinery and Equipment – 0.5%
8,200	Cameron International Corp.*	412,378
33,300	FMC Technologies, Inc.*	1,491,507
		1,903,885
Oil Refining and Marketing – 0.6%
6,800	Frontier Oil Corp.	219,708
27,500	Holly Corp.*	1,908,500
		2,128,208
Paper and Related Products – 0%
2,600	International Paper Co.	77,532
Pharmacy Services – 0.7%
2,700	Catalyst Health Solutions, Inc.*	150,714
21,000	Express Scripts, Inc. – Class A*	1,133,580
8,066	Medco Health Solutions, Inc.*	455,890
13,000	SXC Health Solutions Corp. (U.S. Shares)*	765,960
		2,506,144

See Notes to Schedules of Investments and Financial Statements.

22 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Physical Practice Management – 0.1%
5,400	Mednax, Inc.*	$389,826
Pipelines – 0.5%
70,300	El Paso Corp.	1,420,060
7,800	Kinder Morgan, Inc.	224,094
		1,644,154
Printing – Commercial – 0.3%
18,700	VistaPrint N.V. (U.S. Shares)*	894,795
Publishing – Books – 0.4%
28,200	John Wiley & Sons, Inc. – Class A	1,466,682
Quarrying – 0%
1,900	Compass Minerals International, Inc.	163,533
Real Estate Management/Services – 0.3%
37,800	CB Richard Ellis Group, Inc. – Class A*	949,158
1,800	Jones Lang LaSalle, Inc.	169,740
		1,118,898
Recreational Vehicles – 0.1%
2,100	Polaris Industries, Inc.	233,457
Reinsurance – 0%
4,600	Validus Holdings, Ltd.	142,370
REIT – Apartments – 0.3%
1,800	Apartment Investment & Management Co. – Class A	45,954
3,300	Camden Property Trust	209,946
6,000	Equity Residential	360,000
3,900	Essex Property Trust, Inc.	527,631
2,300	UDR, Inc.	56,465
		1,199,996
REIT – Diversified – 0.8%
6,800	Digital Realty Trust, Inc.	420,104
19,400	Plum Creek Timber Co., Inc.	786,476
11,300	Rayonier, Inc.	738,455
5,000	Vornado Realty Trust	465,900
10,100	Weyerhaeuser Co.	220,786
		2,631,721
REIT – Health Care – 0.1%
5,900	Ventas, Inc.	310,989
REIT – Office Property – 0.2%
7,800	Boston Properties, Inc.	828,048
REIT – Regional Malls – 0.2%
3,100	Macerich Co.	165,850
5,100	Simon Property Group, Inc.	592,773
		758,623
REIT – Shopping Centers – 0.1%
5,600	Federal Realty Investment Trust	477,008
REIT – Storage – 0.2%
4,700	Public Storage	535,847
Rental Auto/Equipment – 0.3%
17,900	Aaron Rents, Inc.	505,854
37,700	Hertz Global Holdings, Inc.*	598,676
		1,104,530
Research & Development – 0%
1,200	Pharmaceutical Product Development, Inc.	32,208
Retail – Apparel and Shoe – 0.9%
2,900	Abercrombie & Fitch Co. – Class A	194,068
25,500	Chico’s FAS, Inc.	388,365
12,100	Limited Brands, Inc.	465,245
26,800	Ross Stores, Inc.	2,147,216
		3,194,894
Retail – Auto Parts – 0.8%
8,500	AutoZone, Inc.*	2,506,225
2,100	O’Reilly Automotive, Inc.*	137,571
		2,643,796
Retail – Automobile – 0.6%
19,600	AutoNation, Inc.*	717,556
26,000	Carmax, Inc.*	859,820
14,600	Copart, Inc.*	680,360
		2,257,736
Retail – Building Products – 0.1%
6,300	Home Depot, Inc.	228,186
Retail – Discount – 1.4%
22,700	Big Lots, Inc.*	752,505
19,900	Costco Wholesale Corp.	1,616,676
3,600	Family Dollar Stores, Inc.	189,216
42,300	Wal-Mart Stores, Inc.	2,247,822
		4,806,219
Retail – Drug Store – 0.5%
39,600	Walgreen Co.	1,681,416
Retail – Gardening Products – 0.1%
7,800	Tractor Supply Co.	521,664
Retail – Jewelry – 0.2%
6,700	Tiffany & Co.	526,084
Retail – Major Department Stores – 0.6%
3,000	Nordstrom, Inc.	140,820
37,600	TJX Cos., Inc.	1,975,128
		2,115,948
Retail – Perfume and Cosmetics – 0.1%
5,700	Sally Beauty Holdings, Inc.*	97,470
3,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	193,740
		291,210
Retail – Pet Food and Supplies – 0.2%
13,100	PetSmart, Inc.	594,347
Retail – Restaurants – 1.3%
32,400	McDonald’s Corp.	2,731,968
2,200	Panera Bread Co. – Class A*	276,452
29,000	Starbucks Corp.	1,145,210
10,400	Yum! Brands, Inc.	574,496
		4,728,126
Retail – Sporting Goods – 0%
1,100	Dick’s Sporting Goods, Inc.*	42,295
Retirement and Aged Care – 0.1%
8,300	Brookdale Senior Living, Inc.*	201,275
Rubber – Tires – 0.1%
21,500	Goodyear Tire & Rubber Co.*	360,555

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 23

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Schools – 0.2%
1,700	Devry, Inc.	$100,521
7,200	ITT Educational Services, Inc.*	563,328
		663,849
Semiconductor Components/Integrated Circuits – 1.1%
6,300	Analog Devices, Inc.	246,582
126,500	Atmel Corp.*	1,779,855
48,000	Cypress Semiconductor Corp.	1,014,720
29,900	Maxim Integrated Products	764,244
		3,805,401
Semiconductor Equipment – 0.4%
65,300	Applied Materials, Inc.	849,553
5,100	KLA-Tencor Corp.	206,448
4,500	Varian Semiconductor Equipment Associates, Inc.*	276,480
		1,332,481
Soap and Cleaning Preparations – 0.2%
15,300	Church & Dwight Co., Inc.	620,262
Steel – Producers – 0%
10,500	Steel Dynamics, Inc.	170,625
Steel Pipe and Tube – 0%
900	Valmont Industries, Inc.	86,751
Super-Regional Banks – 0.2%
22,500	Wells Fargo & Co.	631,350
Telecommunication Equipment – 0%
3,500	Harris Corp.	157,710
Telecommunication Equipment – Fiber Optics – 0.3%
36,200	Ciena Corp.*	665,356
1,700	IPG Photonics Corp.*	123,607
20,500	JDS Uniphase Corp.*	341,530
		1,130,493
Telecommunication Services – 0.3%
6,500	NeuStar, Inc. – Class A*	170,300
13,300	tw telecom, inc.*	273,049
20,600	Virgin Media, Inc.	616,558
		1,059,907
Telephone – Integrated – 0.6%
41,800	Verizon Communications, Inc.	1,556,214
47,300	Windstream Corp.	613,008
		2,169,222
Television – 0.5%
60,800	CBS Corp. – Class B	1,732,192
Therapeutics – 0%
6,200	Warner Chilcott, Ltd. – Class A	149,606
Tobacco – 1.8%
115,600	Altria Group, Inc.	3,052,996
42,400	Philip Morris International, Inc.	2,831,048
6,800	Reynolds American, Inc.	251,940
		6,135,984
Toys – 0.1%
14,300	Mattel, Inc.	393,107
Transactional Software – 0.2%
4,500	Solera Holdings, Inc.	266,220
5,800	VeriFone Holdings, Inc.*	257,230
		523,450
Transportation – Marine – 0%
2,400	Kirby Corp.*	136,008
Transportation – Railroad – 0.8%
72,600	CSX Corp.	1,903,572
8,600	Kansas City Southern*	510,238
2,500	Union Pacific Corp.	261,000
		2,674,810
Transportation – Services – 0.5%
3,800	C.H. Robinson Worldwide, Inc.	299,592
8,600	United Parcel Service, Inc. – Class B	627,198
39,200	UTi Worldwide, Inc. (U.S. Shares)	771,848
		1,698,638
Transportation – Truck – 0.2%
5,800	J.B. Hunt Transport Services, Inc.	273,122
8,600	Landstar System, Inc.	399,728
		672,850
Vitamins and Nutrition Products – 0.5%
25,000	Herbalife, Ltd.	1,441,000
3,300	Mead Johnson Nutrition Co. – Class A	222,915
		1,663,915
Web Hosting/Design – 0.1%
1,500	Equinix, Inc.*	151,530
6,500	Rackspace Hosting, Inc.*	277,810
		429,340
Web Portals/Internet Service Providers – 0.9%
6,300	Google, Inc. – Class A*	3,190,194
Wire and Cable Products – 0.2%
18,300	General Cable Corp.*	779,214
Wireless Equipment – 0.4%
1,000	American Tower Corp. – Class A*	52,300
24,000	Qualcomm, Inc.	1,362,960
1,800	SBA Communications Corp. – Class A*	68,742
		1,484,002

Total Common Stock (cost $282,159,300)		347,021,492

Money Market – 1.0%
3,498,000	Janus Cash Liquidity Fund LLC, 0% (cost $3,498,000)	3,498,000

Total Investments (total cost $285,657,300) – 100.0%		350,519,492

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(6,721)

Net Assets – 100%		$350,512,771

See Notes to Schedules of Investments and Financial Statements.

24 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,316,445	0.4%
Canada	1,197,900	0.4%
Cayman Islands	1,441,000	0.4%
Ireland	5,029,397	1.4%
Liberia	48,932	0.0%
Netherlands	1,606,785	0.5%
Netherlands Antilles	1,166,400	0.3%
Panama	311,017	0.1%
Singapore	1,687,200	0.5%
Switzerland	75,969	0.0%
United States††	335,866,599	95.8%
Virgin Islands (British)	771,848	0.2%

Total	$350,519,492	100.0%

††	Includes Cash Equivalents (94.8% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 25

INTECH Risk-Managed International Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the twelve-month period ended June 30, 2011, INTECH Risk-Managed International Fund’s Class I Shares returned 32.37%. This compares to the 30.36% return posted by the MSCI EAFE Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have an impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 24 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the MSCI EAFE Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest revisions, we will continue implementing changes that we believe have the potential to improve the long-term results for our clients.

Thank you for your investment in INTECH Risk-Managed International Fund.

26 | JUNE 30, 2011

(unaudited)

INTECH Risk-Managed International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Shire PLC Medical – Drugs	1.6%
Aclatel-Lucent Telecommunication Equipment	1.6%
INPEX Corp. Oil Companies – Exploration and Production	1.6%
Komatsu, Ltd. Machinery – Construction and Mining	1.4%
Vodafone Group PLC Cellular Telecommunications	1.2%

7.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of June 30, 2010

Janus Risk-Managed Funds | 27

INTECH Risk-Managed International Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011			Expense Ratios – per the October 28, 2010 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed International Fund – Class A Shares

NAV	32.76%	–3.16%	4.61%	1.25%

MOP	25.05%	–4.53%

INTECH Risk-Managed International Fund – Class C Shares

NAV	32.54%	–3.44%	5.33%	2.00%

CDSC	31.24%	–3.44%

INTECH Risk-Managed International Fund – Class I Shares	32.37%	–3.21%	4.68%	1.00%

INTECH Risk-Managed International Fund – Class S Shares	32.92%	–3.23%	4.83%	1.50%

INTECH Risk-Managed International Fund – Class T Shares	32.65%	–4.85%	4.81%	1.25%

Morgan Stanley Capital International EAFE® Index	30.36%	–3.49%

Lipper Quartile – Class I Shares	2nd	3rd

Lipper Ranking – based on total returns for International Funds	479/1286	516/957

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

28 | JUNE 30, 2011

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s fee waiver exceeded the investment advisory fee for the period presented so the Fund did not pay Janus Capital any investment advisory fees (net of waivers).

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed International Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 2, 2007

Janus Risk-Managed Funds | 29

INTECH Risk-Managed International Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,049.20	$4.98*

Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,050.50	$4.93*

Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,048.10	$3.45

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,051.80	$4.48*

Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,049.30	$1.27*

Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	$1.25

†	Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 0.97% for Class C Shares, 0.68% for Class I Shares, 0.88% for Class S Shares and 0.25% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class A Shares, Class C Shares, Class S Shares and Class T Shares. Without these waivers, the expenses paid during the period would have been $6.85 for Class A Shares, $10.58 for Class C Shares, $8.14 for Class S Shares and $3.81 for Class T Shares.

30 | JUNE 30, 2011

INTECH Risk-Managed International Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Common Stock – 96.7%
Aerospace and Defense – 0.2%
775	Thales S.A.	$33,414
Aerospace and Defense – Equipment – 0.3%
2,245	European Aeronautic Defence and Space Co. N.V.	75,135
Agricultural Chemicals – 0.4%
9,911	Incitec Pivot, Ltd.	41,292
145	Syngenta A.G.	48,964
		90,256
Airport Development – Maintenance – 0.2%
187	Aeroports de Paris	17,589
365	Fraport A.G. Frankfurt Airport Services Worldwide	29,346
		46,935
Apparel Manufacturers – 0.5%
5,055	Burberry Group PLC	117,510
Athletic Footwear – 0.4%
303	Adidas A.G.	24,031
5,000	Asics Corp.	74,682
		98,713
Automotive – Cars and Light Trucks – 1.2%
629	Bayerische Motoren Werke A.G.	62,671
1,000	Daihatsu Motor Co., Ltd.	17,045
314	Daimler A.G.	23,629
5,302	Fiat SpA	58,202
500	Honda Motor Co., Ltd.	19,275
251	PSA Peugeot Citroen	11,236
400	Toyota Motor Corp.	16,844
123	Volkswagen A.G.	22,596
1,791	Volvo A.B. – Class B	31,303
		262,801
Automotive – Medium and Heavy Duty Trucks – 0.5%
8,191	Fiat Industrial SpA*	105,880
Automotive – Truck Parts and Equipment – Original – 0.4%
900	Aisin Seiki Co., Ltd.	34,857
2,300	JTEKT Corp.	33,798
1,000	Koito Manufacturing Co., Ltd.	17,406
		86,061
Beverages – Non-Alcoholic – 0.4%
6,361	Coca-Cola Amatil, Ltd.	78,034
Beverages – Wine and Spirits – 0.1%
1,057	Diageo PLC	21,593
Brewery – 0.8%
359	Carlsberg A/S – Class B	39,070
1,271	Heineken Holding N.V.	65,034
948	Heineken N.V.	57,013
237	SABMiller PLC	8,639
		169,756
Building – Heavy Construction – 1.1%
1,055	Acciona S.A.	111,967
2,385	Aker Kvaerner A.S.A.	47,774
1,986	Fomento de Construcciones y Contratas S.A.	60,549
333	Vinci S.A.	21,329
		241,619
Building – Maintenance and Service – 0.3%
6,705	Babcock International Group PLC	76,601
Building and Construction – Miscellaneous – 2.0%
24,535	Balfour Beatty PLC	121,467
14,288	Cintra Concesiones de Infraestructuras de Transporte S.A.	180,396
987	Eiffage S.A.	65,306
670	Hochtief A.G.	55,929
409	Koninklijke Boskalis Westminster N.V.	19,336
		442,434
Building and Construction Products – Miscellaneous – 1.7%
983	Cie de Saint-Gobain	63,654
16,501	Fletcher Building, Ltd.	118,001
227	Geberit A.G.	53,802
4,100	JS Group Corp.	105,672
16	Sika A.G.	38,563
1,000	TOTO, Ltd.	7,740
		387,432
Building Products – Cement and Aggregate – 1.1%
2,637	Boral, Ltd.	12,494
8,638	CRH PLC	191,261
102	HeidelbergCement A.G.	6,502
499	Holcim, Ltd.	37,670
		247,927
Building Products – Doors and Windows – 1.1%
14,000	Asahi Glass Co., Ltd.	163,502
29,000	Nippon Sheet Glass Co., Ltd.	90,052
		253,554
Cable/Satellite Television – 1.0%
11,262	British Sky Broadcasting Group PLC	152,933
1,304	Kabel Deutschland Holding A.G.*	80,167
		233,100
Casino Hotels – 0.7%
1,089	Crown, Ltd.	10,454
6,369	Echo Entertainment Group, Ltd.*	28,069
18,000	Galaxy Entertainment Group, Ltd.*	39,016
36,000	SJM Holdings, Ltd.	85,760
		163,299
Cellular Telecommunications – 1.5%
310	Cellcom Israel, Ltd.	8,633
229	Millicom International Cellular S.A. (SDR)	23,902
458	Mobistar S.A.	34,772
99,412	Vodafone Group PLC	264,159
		331,466
Chemicals – Diversified – 2.7%
346	Akzo Nobel N.V.	21,824
707	Arkema	72,775
939	BASF S.E.	91,881
42	Bayer A.G.	3,376
1,758	Israel Chemicals, Ltd.	28,069
50	Koninklijke DSM N.V.	3,245
539	Lanxess A.G.	44,184
3,500	Mitsubishi Chemical Holdings Corp.	24,833
5,000	Mitsubishi Gas Chemical Co., Inc.	36,694
2,600	Nitto Denko Corp.	132,094
330	Solvay S.A.	50,985
6,000	Tosoh Corp.	24,120

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 31

INTECH Risk-Managed International Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Chemicals – Diversified – (continued)

18,000	Ube Industries, Ltd.	$54,225
17	Wacker Chemie A.G.	3,675
		591,980
Chemicals – Specialty – 0.3%
459	Brenntag A.G.	53,348
109	Lonza Group A.G.	8,533
		61,881
Circuit Boards – 0.3%
1,900	Ibiden Co., Ltd.	59,132
Commercial Banks – 3.4%
2,029	Alpha Bank A.E.*	10,253
4,465	Bank Leumi Le-Israel BM	21,103
7,500	BOC Hong Kong Holdings, Ltd.	21,826
939	Commonwealth Bank of Australia	52,837
2,244	Criteria Caixacorp S.A.	15,652
1,000	DBS Group Holdings, Ltd.	11,972
1,348	Den Norske Bank A.S.A.	18,801
190	Erste Group Bank A.G.	9,951
1,000	Gunma Bank, Ltd.	5,268
7,000	Hachijuni Bank, Ltd.	39,358
400	Hang Seng Bank, Ltd.	6,397
3,000	Iyo Bank, Ltd.	27,544
67,700	Mizuho Financial Group, Inc.	111,632
1,421	National Australia Bank, Ltd.	39,197
3,823	Pohjola Bank PLC	49,431
3,422	Skandinaviska Enskilda Banken A.B.	27,983
13,188	Sparbanken Sverige A.B. – Class A	221,587
3,000	United Overseas Bank, Ltd.	48,211
1,214	Westpac Banking Corp.	29,115
		768,118
Commercial Services – 1.1%
5,260	Edenred	160,383
422	Intertek Group PLC	13,361
38	SGS S.A.	72,161
		245,905
Commercial Services – Finance – 0.1%
1,100	Experian PLC	14,007
Computer Services – 0.9%
805	Atos Origin S.A.	45,483
1,622	Cap Gemini S.A.	95,016
2,577	Indra Sistemas S.A.	53,172
		193,671
Consulting Services – 0.1%
164	Bereau Veritas S.A.	13,850
Containers – Metal and Glass – 0.4%
15,298	Rexam PLC	93,958
Containers – Paper and Plastic – 0.2%
6,521	Amcor, Ltd.	50,451
Cosmetics and Toiletries – 0.2%
772	Beiersdorf A.G.	49,998
Diagnostic Kits – 0%
523	QIAGEN N.V.*	9,995
Dialysis Centers – 0.6%
1,761	Fresenius Medical Care A.G. & Co. KGaA	131,648
Distribution/Wholesale – 0.7%
5,039	Wolseley PLC	164,320
Diversified Banking Institutions – 0.7%
87	Julius Baer Group, Ltd.	3,592
1,778	Societe Generale – Class A	105,373
2,904	UBS A.G.*	52,971
		161,936
Diversified Minerals – 0.6%
30	BHP Billiton PLC	1,176
538	BHP Billiton, Ltd.	25,422
5,260	Iluka Resources, Ltd.	95,401
78	Xstrata PLC	1,720
		123,719
Diversified Operations – 1.7%
345	Exor SpA	10,775
1,834	GEA Group A.G.	65,575
6,000	Hutchison Whampoa, Ltd.	65,054
1,977	Industrivarden A.B.	32,728
6,500	Keppel Corp., Ltd.	58,828
97	LVMH Moet Hennessy Louis Vuitton S.A.	17,456
252	Siemens A.G.	34,597
381	Sulzer A.G.	62,014
500	Swire Pacific, Ltd. – Class A	7,373
266	Wendel	32,684
		387,084
Diversified Operations – Commercial Services – 0.1%
1,415	Brambles, Ltd.	10,990
227	Sodexo	17,794
		28,784
E-Commerce/Services – 0.6%
800	Dena Co., Ltd.	34,508
91	Rakuten, Inc.	94,332
		128,840
E-Marketing/Information – 0.3%
3,200	Gree, Inc.	69,614
Electric – Integrated – 1.8%
22,288	A2A SpA	34,695
2,500	CLP Holdings, Ltd.	22,178
15,350	Enel SpA	100,252
11,489	Energias de Portugal S.A.	40,784
2,282	Fortum Oyj	66,081
5,500	HongKong Electric Holdings	41,663
2,389	International Power PLC	12,333
4,085	Scottish & Southern Energy PLC	91,355
		409,341
Electric Products – Miscellaneous – 0.6%
18,000	Hitachi, Ltd.	106,423
3,000	Mitsubishi Electric Corp.	34,847
		141,270
Electric – Transmission – 0.6%
1,332	Red Electrica Corp. S.A.	80,480
11,295	Terna Rete Elettrica Nazionale SpA	52,481
		132,961

See Notes to Schedules of Investments and Financial Statements.

32 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Electronic Components – Miscellaneous – 1.2%
2,700	Murata Manufacturing Co., Ltd.	$180,397
6,000	Toshiba Corp.	31,761
4,000	Yaskawa Electric Corp.	44,876
		257,034
Electronic Components – Semiconductors – 1.9%
7,659	ARM Holdings PLC	72,424
4,300	Elpida Memory, Inc.*	50,632
22,733	STMicroelectronics N.V.	226,539
3,900	Sumco Corp.	65,509
		415,104
Energy – Alternate Sources – 0.3%
2,328	EDP Renovaveis S.A.*	15,356
10,508	Iberdrola Renovables	46,412
		61,768
Engineering – Research and Development Services – 1.0%
1,026	ABB, Ltd.	26,614
15,000	SembCorp Industries, Ltd.	61,179
4,000	Singapore Technologies Engineering, Ltd.	9,840
4,100	WorleyParsons, Ltd.	124,461
		222,094
Enterprise Software/Services – 0.3%
1,283	SAP A.G.	77,590
Filtration and Separations Products – 0.2%
1,541	Afla Laval A.B.	33,221
Finance – Credit Card – 0.1%
1,700	Credit Saison Co., Ltd.	28,623
Finance – Investment Bankers/Brokers – 0%
746	ICAP PLC	5,660
Finance – Leasing Companies – 0.5%
120	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,622
990	Orix Corp.	96,325
		100,947
Finance – Other Services – 0.1%
100	Hong Kong Exchanges & Clearing, Ltd.	2,105
1,135	London Stock Exchange Group PLC	19,314
		21,419
Food – Baking – 0.4%
1,282	ARYZTA A.G.	68,717
1,000	Yamazaki Baking Co., Ltd.	13,368
		82,085
Food – Catering – 0%
480	Compass Group PLC	4,630
Food – Confectionary – 0.3%
1	Lindt & Spruengli A.G.	36,446
13	Lindt & Spruengli A.G.	40,524
		76,970
Food – Dairy Products – 0.7%
40,594	Parmalat SpA	152,687
Food – Miscellaneous/Diversified – 0.8%
449	Groupe Danone	33,498
1,105	Kerry Group PLC	45,687
1,022	Nestle S.A.	63,535
577	Unilever N.V.	18,901
593	Unilever PLC	19,134
		180,755
Food – Retail – 0.8%
122	Casino Guichard Perrachon S.A.	11,498
312	Colruyt S.A.*	15,608
568	Delhaize Group	42,580
1,409	Koninklijke Ahold N.V.	18,931
900	Tesco PLC	5,812
14,072	WM Morrison Supermarkets PLC	67,228
617	Woolworths, Ltd.	18,394
		180,051
Food – Wholesale/Distribution – 0.1%
334	Kesko, Ltd.	15,545
Gambling – Non-Hotel – 0.8%
9,566	OPAP S.A.	149,452
7,655	TABCORP Holdings, Ltd.	27,110
		176,562
Gas – Transportation – 1.1%
984	Enagas	23,858
3,575	Gas Natural SDG S.A.	74,944
12,000	Hong Kong & China Gas Co., Ltd.	27,265
4,534	National Grid PLC	44,611
12,348	Snam Rete Gas SpA	73,092
		243,770
Hotels and Motels – 0.3%
1,323	Intercontinental Hotels Group PLC	27,070
12,000	Shangri-La Asia, Ltd.	29,555
		56,625
Import/Export – 0.1%
1,300	Mitsui & Co., Ltd.	22,485
Industrial Automation and Robotics – 0.1%
100	Fanuc Corp.	16,678
Industrial Gases – 0.4%
80	Air Liquide S.A.	11,466
409	Linde A.G.	71,701
		83,167
Instruments – Scientific – 0.1%
500	Hamamatsu Photonics K.K.	21,626
Investment Companies – 1.6%
10,000	Cheung Kong Infrastructure Holdings, Ltd.	52,086
1,178	Investor A.B. – Class B	27,015
22	Israel Corp., Ltd.	24,081
2,269	Kinnevik Investment A.B.	50,402
841	Pargesa Holding S.A.	77,924
1,283	Ratos A.B.	24,638
23,530	Resolution, Ltd.	111,015
		367,161
Investment Management and Advisory Services – 0.7%
9,290	GAM Holding, Ltd.	152,482
201	Old Mutual PLC	430
204	Schroders PLC	5,064
		157,976

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 33

INTECH Risk-Managed International Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Leisure & Recreation Products – 0.2%
2,300	Sega Sammy Holdings, Inc.	$44,556
Life and Health Insurance – 2.9%
7,060	AMP, Ltd.	37,170
8,127	Aviva PLC	57,214
110	Dai-ichi Life Insurance Co., Ltd.	154,047
76,406	Legal & General Group PLC	144,934
3,838	Prudential PLC	44,347
839	Swiss Life Holdings	137,598
3,500	T&D Holdings, Inc.	83,161
		658,471
Machine Tools and Related Products – 0.2%
125	Sandvik A.B.	2,193
1,400	THK Co., Ltd.	35,644
		37,837
Machinery – Construction and Mining – 2.5%
4,668	Atlas Copco A.B. – Class A	122,933
5,417	Atlas Copco A.B. – Class B	127,578
9,900	Komatsu, Ltd.	308,079
		558,590
Machinery – Electrical – 0.5%
352	Schindler Holding A.G.	42,760
554	Schindler Holding A.G.	67,366
		110,126
Machinery – General Industrial – 2.0%
425	Alstom S.A.	26,172
5,000	Amada Co., Ltd.	38,266
2,371	Hexagon A.B.	58,415
31,000	Kawasaki Heavy Industries, Ltd.	123,673
468	Kone Oyj – Class B	29,382
193	MAN A.G.	25,712
127	Metso Corp.	7,212
21,000	Mitsubishi Heavy Industries, Ltd.	98,968
1,200	Nabtesco Corp.	29,100
321	Zardoya Otis S.A.	4,729
		441,629
Machinery – Pumps – 0.1%
569	Weir Group PLC	19,422
Medical – Biomedical and Genetic – 0.1%
197	CSL, Ltd.	6,981
123	Novozymes A/S	20,014
		26,995
Medical – Drugs – 5.2%
185	Actelion, Ltd.	9,112
864	AstraZeneca PLC	43,134
800	Eisai Co., Ltd.	31,251
8,744	Elan Corp. PLC*	100,189
1,751	GlaxoSmithKline PLC	37,484
5,258	Grifols S.A.	105,494
381	Merck KGaA	41,398
503	Novartis A.G.	30,822
603	Novo Nordisk A/S	75,610
1,200	ONO Pharmaceutical Co., Ltd.	64,070
2,025	Orion Oyj – Class B	52,178
304	Roche Holding A.G.	50,874
423	Sanofi	33,995
1,700	Santen Pharmaceutical Co., Ltd.	69,119
11,716	Shire PLC	365,689
1,320	UCB S.A.	59,307
		1,169,726
Medical – Hospitals – 0.3%
3,494	Ramsay Health Care, Ltd.	68,282
Medical Instruments – 0.2%
1,460	Getinge A.B.	39,209
Medical Products – 1.2%
524	Cochlear, Ltd.	40,439
115	Coloplast A/S	17,486
640	Fresenius S.E. & Co. KGaA	66,792
224	Straumann Holding A.G.	54,081
347	Synthes, Inc.	61,122
323	William Demant Holding*	29,155
		269,075
Metal – Aluminum – 1.0%
42,596	Alumina, Ltd.	97,500
16,482	Norsk Hydro A.S.A.	126,278
		223,778
Metal – Diversified – 0.1%
274	Glencore International PLC	2,159
1,083	Lynas Corp., Ltd.*	2,358
143	Rio Tinto, Ltd.	12,782
		17,299
Metal Processors and Fabricators – 0%
261	SKF A.B.	7,555
Mining Services – 0.3%
2,158	Orica, Ltd.	62,570
MRI and Medical Diagnostic Imaging Center – 0.1%
794	Sonic Healthcare, Ltd.	10,952
Multi-Line Insurance – 3.3%
16,754	Aegon N.V.*	114,169
467	AXA S.A.	10,602
791	Baloise Holding A.G.	81,578
2,542	Delta Lloyd N.V.	60,363
64	Gjensidige Forsikring A.S.A.	789
14,729	ING Groep N.V.*	181,667
28,538	Mapfre S.A.	105,837
1,340	Sampo Oyj – Class A	43,260
505	Zurich Financial Services A.G.	127,675
		725,940
Multimedia – 0.2%
2,844	Pearson PLC	53,864
Oil – Field Services – 1.5%
2,029	AMEC PLC	35,453
270	Fugro N.V.	19,466
1,075	Saipem SpA	55,495
6,932	SBM Offshore N.V.	183,349
403	Technip S.A.	43,164
		336,927
Oil and Gas Drilling – 1.3%
5,045	Seadrill, Ltd.	177,692
1,674	Transocean, Ltd.	109,185
		286,877

See Notes to Schedules of Investments and Financial Statements.

34 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Oil Companies – Exploration and Production – 2.7%
4,059	Cairn Energy PLC*	$27,020
47	INPEX Corp.	347,053
700	Japan Petroleum Exploration Co.	32,921
8,752	Santos, Ltd.	127,501
1,313	Tullow Oil PLC	26,128
824	Woodside Petroleum, Ltd.	36,340
		596,963
Oil Companies – Integrated – 2.0%
1,573	BG Group PLC	35,695
1,494	BP PLC	11,006
625	Galp Energia SGPS S.A. – Class B	14,908
700	Idemitsu Kosan Co., Ltd.	74,780
102	OMV A.G.	4,456
4,958	Repsol YPF S.A.	172,117
838	Royal Dutch Shell PLC – Class A	29,855
1,468	Royal Dutch Shell PLC – Class B	52,394
948	StatoilHydro A.S.A.	24,018
422	Total S.A.	24,404
		443,633
Oil Refining and Marketing – 0.7%
3,690	Caltex Australia, Ltd.	46,680
1,000	Cosmo Oil Co.	2,842
3,587	Neste Oil OYJ	56,226
5,000	TonenGeneral Sekiyu K.K.	61,491
		167,239
Optical Supplies – 0.5%
1,155	Cie Generale d’Optique Essilor International S.A.	93,672
482	Luxottica Group SpA	15,459
		109,131
Paper and Related Products – 0.5%
4,953	Stora Enso Oyj – Class R	51,961
3,856	UPM-Kymmene Oyj	70,505
		122,466
Power Converters and Power Supply Equipment – 0.2%
145	Schneider Electric S.A.	24,223
999	Vestas Wind Systems A/S*	23,213
		47,436
Property and Casualty Insurance – 0.3%
583	Admiral Group PLC	15,530
707	TrygVesta A/S	40,789
		56,319
Public Thoroughfares – 0.6%
3,538	Abertis Infraestucturas S.A.	79,033
9,524	Transurban Group	53,614
		132,647
Publishing – Newspapers – 0.1%
7,000	Singapore Press Holdings, Ltd.	22,254
Publishing – Periodicals – 0%
75	Axel Springer A.G.	3,704
Real Estate Management/Services – 0.3%
5,948	Lend Lease Corp., Ltd.	57,477
Real Estate Operating/Development – 0.5%
1,000	Cheng Kong Holdings, Ltd.	14,707
10,000	Fraser and Neave, Ltd.	47,221
1,000	Hang Lung Group, Ltd.	6,387
2,000	Hysan Development Co., Ltd.	9,901
10,000	UOL Group, Ltd.	40,660
		118,876
REIT – Diversified – 2.4%
13,305	British Land Co. PLC	129,944
35,279	Dexus Property Group	33,290
578	Gecina S.A.	80,740
43,616	Goodman Group	33,001
17,307	GPT Group	58,784
4,268	Hammerson PLC	32,959
285	Klepierre	11,763
6,677	Land Securities Group PLC	91,283
2,910	Segro PLC	14,576
229	Unibail-Rodamco	52,915
		539,255
REIT – Office Property – 0.3%
536	ICADE	66,087
REIT – Shopping Centers – 0.1%
11,463	CFS Retail Property Trust	22,362
Retail – Apparel and Shoe – 0.3%
720	Hennes & Mauritz A.B. – Class B	24,823
217	Inditex S.A.	19,814
521	Next PLC	19,438
		64,075
Retail – Building Products – 0%
2,213	Kingfisher PLC	9,489
Retail – Jewelry – 1.1%
2,438	Cie Financiere Richemont S.A.	159,695
62	Swatch Group A.G.	31,290
525	Swatch Group A.G.	47,162
		238,147
Retail – Miscellaneous/Diversified – 0.4%
1,407	Wesfarmers, Ltd.	48,207
1,426	Wesfarmers, Ltd.	49,441
		97,648
Rubber – Tires – 1.2%
886	Cie Generale des Etablissements Michelin – Class B	86,640
130	Continental A.G.	13,648
2,736	Nokian Renkaat Oyj	137,128
3,310	Pirelli & C SpA	35,762
		273,178
Satellite Telecommunications – 0.1%
708	Eutelsat Communications	31,824
Security Services – 0.1%
3,266	G4S PLC	14,664
Seismic Data Collection – 0.4%
2,370	Cie Generale de Geophysique-Veritas*	87,295
Semiconductor Equipment – 0.6%
5,800	ASM Pacific Technology, Ltd.	80,188
1,559	ASML Holding N.V.	57,431
		137,619

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 35

INTECH Risk-Managed International Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Shipbuilding – 0.5%
26,000	SembCorp Marine, Ltd.	$112,676
Silver Mining – 0.1%
1,078	Fresnillo PLC	24,294
Soap and Cleaning Preparations – 0%
130	Henkel KGaA	7,450
Steel – Producers – 0%
545	Acerinox S.A.	9,941
Steel – Specialty – 0.1%
3,000	Daido Steel Co., Ltd.	20,086
Steel Pipe and Tube – 0%
5	Vallourec S.A.	609
Sugar – 0.1%
921	Suedzucker A.G.	32,724
Telecommunication Equipment – 1.7%
62,233	Aclatel-Lucent*	359,240
497	NICE Systems Ltd.*	18,030
		377,270
Telecommunication Services – 0.1%
3,000	Singapore Telecommunications, Ltd.	7,728
438	Tele2 A.B. – Class B	8,660
4,143	Telecom Corp. of New Zealand, Ltd.	8,402
		24,790
Telephone – Integrated – 3.7%
1,015	Belgacom S.A.	36,197
4,954	Bezeq Israeli Telecommunication Corp., Ltd.	12,541
9,048	BT Group PLC	29,344
17	DDI Corp.	122,340
2,767	Deutsche Telekom A.G.	43,396
273	Elisa Oyj*	5,876
7,762	Hellenic Telecommunication Organization S.A.	72,756
2,348	Koninklijke KPN N.V.	34,127
4,500	Softbank Corp.	170,468
208	Swisscom A.G.	95,352
118	TDC A/S	1,079
3,468	Telecom Italia SpA	4,825
128,991	Telecom Italia SpA	150,103
459	Telekom Austria A.G.	5,854
15,923	Telstra Corp., Ltd.	49,345
		833,603
Television – 0.1%
1,606	Societe Television Francaise 1	29,234
Textile – Products – 0.2%
5,000	Toray Industries, Inc.	37,011
Tobacco – 1.5%
2,329	British American Tobacco PLC	102,072
973	Imperial Tobacco Group PLC	32,345
26	Japan Tobacco, Inc.	100,359
2,777	Swedish Match A.B.	93,158
		327,934
Tools – Hand Held – 0.5%
2,300	Makita Corp.	106,878
Toys – 0.1%
1,000	Namco Bandai Holdings, Inc.	12,040
Transportation – Railroad – 0.1%
2,000	Kintetsu Corp.	6,420
131	West Japan Railway Co.	5,130
		11,550
Transportation – Services – 0.2%
7,000	ComfortDelgro Corp., Ltd.	8,323
629	Deutsche Post A.G.	12,078
220	Kuehne + Nagel International A.G.	33,400
		53,801
Transportation – Truck – 0.6%
8,400	Yamato Holdings Co., Ltd.	131,962
Water – 0.4%
2,410	Severn Trent PLC	56,893
3,419	United Utilities Group PLC	32,844
		89,737
Web Portals/Internet Service Providers – 0%
43	Iliad S.A.	5,769
28	United Internet A.G.	589
		6,358
Wire and Cable Products – 0.1%
932	Prysmian SpA	18,745
Wireless Equipment – 0.2%
3,097	Telefonaktiebolaget L.M. Ericsson – Class B	44,560

Total Common Stock (cost $21,038,707)		21,600,937

Preferred Stock – 0.6%
Automotive – Cars and Light Trucks – 0.5%
722	Bayerische Motoren Werke A.G.	45,888
325	Volkswagen A.G.	66,999
		112,887
Soap and Cleaning Preparations – 0.1%
235	Henkel A.G. & Co., KGaA	16,291

Total Preferred Stock (cost $111,438)		129,178

Right – 0%
Diversified Financial Services – 0%
24	CaixaBank* (cost $0)	2

Money Market – 86.1%
19,245,000	Janus Cash Liquidity Fund LLC, 0% (cost $19,245,000)	19,245,000

Total Investments (total cost $40,395,145) – 183.4%		40,975,117

Liabilities, net of Cash, Receivables and Other Assets– (83.4)%		(18,630,411)

Net Assets – 100%		$22,344,706

See Notes to Schedules of Investments and Financial Statements.

36 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$1,598,797	3.9%
Austria	20,261	0.1%
Belgium	239,449	0.6%
Bermuda	259,333	0.6%
Cayman Islands	80,188	0.2%
Denmark	246,416	0.6%
Finland	584,785	1.4%
France	1,898,152	4.6%
Germany	1,309,113	3.2%
Greece	232,461	0.6%
Guernsey	111,015	0.3%
Hong Kong	349,632	0.9%
Ireland	337,137	0.8%
Israel	112,457	0.3%
Italy	868,453	2.1%
Japan	4,324,114	10.6%
Jersey	546,175	1.3%
Luxembourg	23,902	0.1%
Netherlands	1,166,525	2.9%
New Zealand	126,403	0.3%
Norway	217,660	0.5%
Portugal	55,692	0.1%
Singapore	428,892	1.0%
Spain	1,159,753	2.8%
Sweden	977,961	2.4%
Switzerland	1,922,462	4.7%
United Kingdom	2,471,807	6.0%
United States††	19,306,122	47.1%

Total	$40,975,117	100.0%

††	Includes Cash Equivalents (0.1% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 37

INTECH Risk-Managed Value Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the twelve-month period ended June 30, 2011, INTECH Risk-Managed Value Fund’s Class I Shares returned 29.38%. This compares to the 28.94% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have an impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 24 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Value Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest revisions, we will continue implementing changes that we believe have the potential to improve the long-term results for our clients.

Thank you for your investment in INTECH Risk-Managed Value Fund.

38 | JUNE 30, 2011

(unaudited)

INTECH Risk-Managed Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Exxon Mobil Corp. Oil Companies – Integrated	2.3%
Berkshire Hathaway, Inc. – Class B Reinsurance	2.0%
Chevron Corp. Oil Companies – Integrated	1.7%
AT&T, Inc. Telephone – Integrated	1.6%
Hewlett-Packard Co. Computers	1.5%

9.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of June 30, 2010

Janus Risk-Managed Funds | 39

INTECH Risk-Managed Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011				Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Value Fund – Class A Shares

NAV	29.06%	1.30%	2.03%	1.05%	1.00%

MOP	21.63%	0.10%	0.94%

INTECH Risk-Managed Value Fund – Class C Shares

NAV	28.03%	0.53%	1.25%	1.80%	1.75%

CDSC	26.76%	0.53%	1.25%

INTECH Risk-Managed Value Fund – Class I Shares	29.38%	1.51%	2.25%	0.77%	0.75%

INTECH Risk-Managed Value Fund – Class S Shares	28.81%	1.05%	1.78%	1.27%	1.25%

INTECH Risk-Managed Value Fund – Class T Shares	29.29%	1.10%	1.83%	1.00%	1.00%

Russell 1000® Value Index	28.94%	1.15%	2.22%

Lipper Quartile – Class I Shares	3rd	2nd	2nd

Lipper Ranking – based on total returns for Multi-Cap Value Funds	187/291	100/210	95/200

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

40 | JUNE 30, 2011

(unaudited)

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed Value Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 30, 2005

Janus Risk-Managed Funds | 41

INTECH Risk-Managed Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,064.80	$4.40

Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,059.70	$8.53

Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	$8.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,065.60	$2.97

Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,063.70	$5.58

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,065.70	$4.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21

†	Expenses are equal to the annualized expense ratio of 0.86% for Class A Shares, 1.67% for Class C Shares, 0.58% for Class I Shares, 1.09% for Class S Shares and 0.84% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

42 | JUNE 30, 2011

INTECH Risk-Managed Value Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Common Stock – 99.9%
Advertising Agencies – 0.1%
6,600	Interpublic Group of Cos., Inc.	$82,500
Aerospace and Defense – 1.0%
3,300	Boeing Co.	243,969
1,200	General Dynamics Corp.	89,424
2,600	Lockheed Martin Corp.	210,522
2,600	Northrop Grumman Corp.	180,310
1,100	Raytheon Co.	54,835
10,400	Spirit Aerosystems Holdings, Inc.*	228,800
		1,007,860
Aerospace and Defense – Equipment – 0.3%
900	B.F. Goodrich Co.	85,950
2,900	United Technologies Corp.	256,679
		342,629
Agricultural Operations – 0.1%
1,400	Archer-Daniels-Midland Co.	42,210
800	Bunge, Ltd.	55,160
		97,370
Airlines – 0.1%
7,300	Delta Air Lines, Inc.*	66,941
Apparel Manufacturers – 0.3%
2,300	VF Corp.	249,688
Applications Software – 0.1%
6,500	Compuware Corp.*	63,440
Automotive – Cars and Light Trucks – 1.0%
35,400	Ford Motor Co.*	488,166
16,600	General Motors Co.*	503,976
		992,142
Automotive – Medium and Heavy Duty Trucks – 0.1%
700	Navistar International*	39,522
2,000	Oshkosh Truck Corp.*	57,880
		97,402
Automotive – Truck Parts and Equipment – Original – 0.1%
300	Johnson Controls, Inc.	12,498
200	Lear Corp.	10,696
1,100	Visteon Corp.*	75,251
		98,445
Batteries & Battery Systems – 0%
400	Energizer Holdings, Inc.*	28,944
Beverages – Non-Alcoholic – 0.3%
8,500	Coca-Cola Enterprises, Inc.	248,030
Beverages – Wine and Spirits – 0.1%
1,100	Brown-Forman Corp. – Class B	82,159
Broadcast Services and Programming – 0.6%
5,800	Liberty Media Corp. – Capital – Class A*	497,350
1,800	Liberty Media Corp. – Starz*	135,432
		632,782
Building – Heavy Construction – 0.1%
1,900	Chicago Bridge & Iron Co. N.V.	73,910
Building – Residential and Commercial – 0.1%
100	NVR, Inc.*	72,548
Building and Construction Products – Miscellaneous – 0.1%
2,200	Owens Corning*	82,170
Building Products – Cement and Aggregate – 0%
500	Martin Marietta Materials, Inc.	39,985
Cable/Satellite Television – 1.5%
44,950	Comcast Corp. – Class A	1,139,033
11,200	DISH Network Corp. – Class A	343,504
		1,482,537
Casino Services – 0.1%
3,200	International Game Technology	56,256
Cellular Telecommunications – 0.1%
14,000	Sprint Nextel Corp.*	75,460
Chemicals – Diversified – 0.6%
3,900	Dow Chemical Co.	140,400
9,500	Huntsman Corp.	179,075
6,500	LyondellBasell Industries N.V.	250,380
		569,855
Chemicals – Specialty – 0.2%
5,900	Cabot Corp.	235,233
Coal – 0.5%
11,025	Alpha Natural Resources, Inc.*	500,976
1,200	Arch Coal, Inc.	31,992
		532,968
Coatings and Paint Products – 0.2%
1,500	RPM International, Inc.	34,530
4,100	Valspar Corp.	147,846
		182,376
Commercial Banks – 1.6%
7,300	Associated Banc-Corp.	101,470
4,700	BB&T Corp.	126,148
18,800	CapitalSource, Inc.	121,260
1,600	CIT Group, Inc.*	70,816
2,880	Commerce Bancshares, Inc.	123,840
3,700	Cullen/Frost Bankers, Inc.	210,345
900	East West Bancorp, Inc.	18,189
4,067	First Horizon National Corp.	38,799
1,600	First Republic Bank*	51,648
16,200	Fulton Financial Corp.	173,502
3,400	M&T Bank Corp.	299,030
22,400	Marshall & Ilsley Corp.	178,528
3,900	Zions Bancorp.	93,639
		1,607,214
Commercial Services – 0.2%
10,000	Quanta Services, Inc.*	202,000
Commercial Services – Finance – 1.1%
800	Equifax, Inc.	27,776
13,700	H&R Block, Inc.	219,748
9,800	Total System Services, Inc.	182,084
7,700	Visa, Inc. – Class A	648,802
		1,078,410
Computer Services – 0%
600	DST Systems, Inc.	31,680
Computers – 1.6%
9,500	Dell, Inc.*	158,365
40,000	Hewlett-Packard Co.	1,456,000
		1,614,365

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 43

INTECH Risk-Managed Value Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Computers – Integrated Systems – 0%
500	Diebold, Inc.	$15,505
Computers – Memory Devices – 0.2%
5,000	SanDisk Corp.*	207,500
Consulting Services – 0.2%
4,300	SAIC, Inc.*	72,326
1,500	Towers Watson & Co.	98,565
		170,891
Consumer Products – Miscellaneous – 0.6%
400	Clorox Co.	26,976
6,400	Fortune Brands, Inc.	408,128
1,000	Jarden Corp.	34,510
2,600	Kimberly-Clark Corp.	173,056
		642,670
Containers – Paper and Plastic – 0.1%
1,100	Packaging Corp. of America	30,789
600	Sonoco Products Co.	21,324
		52,113
Cosmetics and Toiletries – 1.0%
400	Colgate-Palmolive Co.	34,964
15,200	Procter & Gamble Co.	966,264
		1,001,228
Cruise Lines – 0%
800	Royal Caribbean Cruises, Ltd. (U.S. Shares)*	30,112
Data Processing and Management – 0.4%
9,400	Fidelity National Information Services, Inc.	289,426
1,200	Fiserv, Inc.*	75,156
		364,582
Dental Supplies and Equipment – 0.1%
1,800	Dentsply International, Inc.	68,544
1,400	Patterson Cos., Inc.	46,046
		114,590
Diagnostic Kits – 0.4%
8,800	Inverness Medical Innovations, Inc.*	322,256
5,200	Qiagen N.V.*	98,904
		421,160
Distribution/Wholesale – 0.4%
2,900	Genuine Parts Co.	157,760
1,400	Ingram Micro, Inc. – Class A*	25,396
3,200	Wesco International, Inc.*	173,088
		356,244
Diversified Banking Institutions – 1.8%
28,505	Bank of America Corp.	312,415
5,870	Citigroup, Inc.	244,427
2,200	Goldman Sachs Group, Inc.	292,798
22,600	JPMorgan Chase & Co.	925,244
		1,774,884
Diversified Operations – 3.4%
1,800	3M Co.	170,730
1,300	Carlisle Cos., Inc.	63,999
1,200	Cooper Industries, Ltd. – Class A (U.S. Shares)	71,604
1,600	Crane Co.	79,056
500	Dover Corp.	33,900
8,800	Eaton Corp.	452,760
48,200	General Electric Co.	909,052
7,300	Harsco Corp.	237,980
600	Illinois Tool Works, Inc.	33,894
4,500	Ingersoll-Rand Co. – Class A	204,345
1,100	ITT Corp.	64,823
1,600	Leggett & Platt, Inc.	39,008
8,300	Leucadia National Corp.	283,030
1,900	Parker Hannifin Corp.	170,506
300	SPX Corp.	24,798
1,900	Textron, Inc.	44,859
2,800	Trinity Industries, Inc.	97,664
7,200	Tyco International, Ltd. (U.S. Shares)	355,896
		3,337,904
E-Commerce/Services – 1.1%
25,200	eBay, Inc.*	813,204
700	IAC/InterActiveCorp*	26,719
14,100	Liberty Media Corp. – Interactive – Class A*	236,457
		1,076,380
Electric – Generation – 0.1%
5,100	AES Corp.*	64,974
Electric – Integrated – 5.3%
3,500	Alliant Energy Corp.	142,310
500	Ameren Corp.	14,420
7,800	American Electric Power Co., Inc.	293,904
11,100	CMS Energy Corp.	218,559
5,700	Consolidated Edison, Inc.	303,468
3,400	Constellation Energy Group, Inc.	129,064
4,600	Dominion Resources, Inc.	222,042
2,000	DPL, Inc.	60,320
1,700	DTE Energy Co.	85,034
27,500	Duke Energy Corp.	517,825
2,000	Edison International	77,500
900	Exelon Corp.	38,556
3,067	FirstEnergy Corp.	135,408
3,200	FPL Group, Inc.	183,872
500	Great Plains Energy, Inc.	10,365
2,300	Hawaiian Electric Industries, Inc.	55,338
1,900	Integrys Energy Group, Inc.	98,496
2,900	MDU Resources Group, Inc.	65,250
8,800	Northeast Utilities	309,496
4,300	NSTAR	197,714
5,300	OGE Energy Corp.	266,696
3,900	Pepco Holdings, Inc.	76,557
2,300	Pinnacle West Capital Corp.	102,534
6,000	Progress Energy, Inc.	288,060
3,300	SCANA Corp.	129,921
12,400	Sierra Pacific Resources	190,340
7,900	Southern Co.	319,002
13,700	TECO Energy, Inc.	258,793
3,200	Westar Energy, Inc.	86,112
3,100	Wisconsin Energy Corp.	97,185
9,600	Xcel Energy, Inc.	233,280
		5,207,421
Electric Products – Miscellaneous – 0.1%
2,700	Graftech International, Ltd.*	54,729
1,400	Molex, Inc.	36,078
		90,807

See Notes to Schedules of Investments and Financial Statements.

44 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Electronic Components – Miscellaneous – 0.3%
2,400	Garmin, Ltd.	$79,272
2,900	Jabil Circuit, Inc.	58,580
8,400	Vishay Intertechnology, Inc.*	126,336
		264,188
Electronic Components – Semiconductors – 1.2%
2,300	Cree, Inc.*	77,257
9,200	Fairchild Semiconductor International, Inc.*	153,732
8,900	Intel Corp.	197,224
7,600	International Rectifier Corp.*	212,572
13,000	LSI Corp.*	92,560
10,200	Micron Technology, Inc.*	76,296
1,200	National Semiconductor Corp.	29,532
11,400	Texas Instruments, Inc.	374,262
		1,213,435
Electronic Connectors – 0%
900	Thomas & Betts Corp.*	48,465
Electronic Parts Distributors – 0.2%
5,500	Arrow Electronics, Inc.*	228,250
Electronics – Military – 0.3%
3,300	L-3 Communications Holdings, Inc.	288,585
Energy – Alternate Sources – 0.1%
5,000	Covanta Holding Corp.	82,450
Engineering – Research and Development Services – 0.2%
3,500	KBR, Inc.	131,915
2,600	McDermott International, Inc. (U.S. Shares)*	51,506
		183,421
Enterprise Software/Services – 0%
1,300	CA, Inc.	29,692
Fiduciary Banks – 0.3%
9,724	Bank of New York Mellon Corp.	249,129
Finance – Consumer Loans – 0.1%
4,200	SLM Corp.	70,602
Finance – Credit Card – 0.9%
8,900	American Express Co.	460,130
16,500	Discover Financial Services	441,375
		901,505
Finance – Investment Bankers/Brokers – 0.2%
6,300	Raymond James Financial, Inc.	202,545
Finance – Other Services – 0.7%
3,100	NASDAQ Stock Market, Inc.*	78,430
18,400	NYSE Euronext	630,568
		708,998
Food – Confectionary – 0.5%
3,200	Hershey Co.	181,920
3,600	J.M. Smucker Co.	275,184
		457,104
Food – Dairy Products – 0%
3,600	Dean Foods Co.*	44,172
Food – Meat Products – 1.0%
11,200	Hormel Foods Corp.	333,872
8,200	Smithfield Foods, Inc.*	179,334
26,500	Tyson Foods, Inc. – Class A	514,630
		1,027,836
Food – Miscellaneous/Diversified – 3.0%
2,900	ConAgra Foods, Inc.	74,849
5,900	Corn Products International, Inc.	326,152
15,000	General Mills, Inc.	558,300
9,700	H.J. Heinz Co.	516,816
3,800	Kellogg Co.*	210,216
16,352	Kraft Foods, Inc. – Class A	576,081
5,500	McCormick & Co., Inc.	272,635
2,700	Ralcorp Holdings, Inc.*	233,766
13,400	Sara Lee Corp.	254,466
		3,023,281
Food – Retail – 0.4%
9,800	Kroger Co.	243,040
2,900	Safeway, Inc.	67,773
8,300	Supervalu, Inc.	78,103
		388,916
Funeral Services and Related Items – 0.2%
20,900	Service Corp. International	244,112
Gas – Transportation – 1.7%
800	AGL Resources, Inc.	32,568
3,300	Atmos Energy Corp.	109,725
4,800	CenterPoint Energy, Inc.	92,880
6,400	National Fuel Gas Co.	465,920
25,200	NiSource, Inc.	510,300
2,600	Sempra Energy	137,488
5,400	Southern Union Co.	216,810
2,600	UGI Corp.	82,914
1,200	Vectren Corp.	33,432
		1,682,037
Gold Mining – 0.6%
10,700	Newmont Mining Corp.	577,479
Home Decoration Products – 0.1%
5,600	Newell Rubbermaid, Inc.	88,368
Hospital Beds and Equipment – 0.4%
6,100	Kinetic Concepts, Inc.*	351,543
Independent Power Producer – 0.2%
8,500	Calpine Corp.*	137,105
3,700	NRG Energy, Inc.*	90,946
		228,051
Insurance Brokers – 0.8%
9,400	AON Corp.	482,220
4,400	Arthur J. Gallagher & Co.	125,576
5,400	Brown & Brown, Inc.	138,564
2,800	Marsh & McLennan Cos., Inc.	87,332
		833,692
Investment Companies – 0.2%
7,700	American Capital Strategies, Ltd.*	76,461
4,900	Ares Capital Corp.	78,743
		155,204
Investment Management and Advisory Services – 0.6%
300	Affiliated Managers Group, Inc.*	30,435
6,900	Ameriprise Financial, Inc.	397,992
500	BlackRock, Inc.	95,905
1,600	Federated Investors, Inc. – Class B	38,144
1,700	INVESCO, Ltd.	39,780
		602,256

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 45

INTECH Risk-Managed Value Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

Leisure & Recreation Products – 0%
1,200	WMS Insutries, Inc.*	$36,864
Life and Health Insurance – 1.1%
2,200	Lincoln National Corp.	62,678
3,800	Principal Financial Group, Inc.	115,596
4,800	Protective Life Corp.	111,024
3,300	Prudential Financial, Inc.	209,847
1,100	StanCorp Financial Group, Inc.	46,409
4,600	Torchmark Corp.	295,044
8,100	Unum Group*	206,388
		1,046,986
Machinery – Construction and Mining – 0.1%
2,900	Terex Corp.*	82,505
Machinery – Electrical – 0.1%
900	Regal-Beloit Corp.	60,093
Machinery – Farm – 0.3%
5,200	AGCO Corp.*	256,672
Medical – Biomedical and Genetic – 0.8%
12,200	Amgen, Inc.*	711,870
1,000	Bio-Rad Laboratories, Inc.*	119,360
		831,230
Medical – Drugs – 2.2%
1,700	Abbott Laboratories	89,454
15,800	Bristol-Myers Squibb Co.	457,568
900	Cephalon, Inc.*	71,910
5,300	Eli Lilly & Co.	198,909
7,075	Merck & Co., Inc.	249,677
56,371	Pfizer, Inc.	1,161,242
		2,228,760
Medical – Generic Drugs – 0.5%
6,900	Mylan, Inc.*	170,223
4,600	Watson Pharmaceuticals, Inc.*	316,158
		486,381
Medical – HMO – 1.2%
2,400	Aetna, Inc.	105,816
4,600	CIGNA Corp.	236,578
5,600	Coventry Health Care, Inc.*	204,232
1,400	Health Net, Inc.*	44,968
2,100	Humana, Inc.	169,134
3,900	UnitedHealth Group, Inc.	201,162
2,400	WellPoint, Inc.	189,048
		1,150,938
Medical – Hospitals – 0.3%
1,700	Community Health Systems, Inc.*	43,656
1,100	HCA Holdings, Inc.*	36,300
3,500	LifePoint Hospitals, Inc.*	136,780
10,500	Tenet Healthcare Corp.*	65,520
		282,256
Medical – Wholesale Drug Distributors – 0.5%
11,400	Cardinal Health, Inc.	517,788
Medical Instruments – 0.1%
3,700	Medtronic, Inc.	142,561
Medical Labs and Testing Services – 0.1%
1,200	Quest Diagnostics, Inc.	70,920
Medical Products – 1.9%
800	Baxter International, Inc.	47,752
2,500	Carefusion Corp.*	67,925
3,800	Cooper Cos., Inc.	301,112
5,000	Covidien PLC (U.S. Shares)	266,150
900	Henry Schein, Inc.*	64,431
600	Hospira, Inc.*	33,996
9,600	Johnson & Johnson	638,592
900	Teleflex, Inc.	54,954
6,300	Zimmer Holdings, Inc.*	398,160
		1,873,072
Metal – Aluminum – 0.2%
14,400	Alcoa, Inc.	228,384
Miscellaneous Manufacturing – 0.1%
1,900	Aptargroup, Inc.	99,446
Motion Pictures and Services – 0%
1,600	DreamWorks Animation SKG, Inc. – Class A*	32,160
Multi-Line Insurance – 2.2%
3,700	ACE, Ltd. (U.S. Shares)	243,534
5,400	Allstate Corp.	164,862
3,800	American Financial Group, Inc.	135,622
5,600	American International Group, Inc.*	164,192
4,300	Assurant, Inc.	155,961
11,500	Cincinnati Financial Corp.	335,570
16,400	Loews Corp.	690,276
2,100	MetLife, Inc.	92,127
2,500	Unitrin, Inc.	74,175
7,200	XL Capital, Ltd.	158,256
		2,214,575
Multimedia – 2.0%
2,800	McGraw-Hill Cos., Inc.	117,348
10,100	News Corp. – Class A	178,770
1,800	Thomson Reuters Corp.	67,608
20,900	Time Warner, Inc.	760,133
22,700	Walt Disney Co.	886,208
		2,010,067
Networking Products – 1.2%
78,700	Cisco Systems, Inc.	1,228,507
Non-Hazardous Waste Disposal – 0.1%
1,100	Waste Connections, Inc.	34,903
2,600	Waste Management, Inc.	96,902
		131,805
Office Automation and Equipment – 0.1%
2,200	Pitney Bowes, Inc.	50,578
Office Supplies and Forms – 0%
1,100	Avery Dennison Corp.	42,493
Oil – Field Services – 1.0%
10,900	Baker Hughes, Inc.	790,904
2,500	Oil States International, Inc.*	199,775
		990,679
Oil and Gas Drilling – 1.5%
2,200	Atwood Oceanics, Inc.*	97,086
4,300	Helmerich & Payne, Inc.	284,316
14,600	Nabors Industries, Ltd.*	359,744
9,500	Patterson-UTI Energy, Inc.	300,295

See Notes to Schedules of Investments and Financial Statements.

46 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Oil and Gas Drilling – (continued)

5,100	Rowan Cos., Inc.*	$197,931
4,100	Unit Corp.*	249,813
		1,489,185
Oil Companies – Exploration and Production – 5.6%
3,000	Anadarko Petroleum Corp.	230,280
1,524	Apache Corp.	188,046
21,000	Chesapeake Energy Corp.	623,490
1,400	Cimarex Energy Co.	125,888
300	Denbury Resources, Inc.*	6,000
9,100	Devon Energy Corp.	717,171
11,900	Energen Corp.	672,350
600	EQT Corp.	31,512
300	Newfield Exploration Co.*	20,406
1,800	Noble Energy, Inc.	161,334
9,200	Occidental Petroleum Corp.	957,168
5,000	PetroHawk Energy Corp.*	123,350
6,100	Pioneer Natural Resources Co.	546,377
15,500	Plains Exploration & Production Co.*	590,860
8,600	QEP Resources, Inc.	359,738
5,500	Quicksilver Resources, Inc.*	81,180
1,600	SM Energy Co.	117,568
		5,552,718
Oil Companies – Integrated – 6.1%
16,700	Chevron Corp.	1,717,428
8,593	ConocoPhillips	646,108
27,429	Exxon Mobil Corp.	2,232,172
8,000	Hess Corp.	598,080
14,300	Marathon Oil Corp.	753,324
1,500	Murphy Oil Corp.	98,490
		6,045,602
Oil Field Machinery and Equipment – 1.2%
3,400	Cameron International Corp.*	170,986
12,800	National Oilwell Varco, Inc.	1,001,088
		1,172,074
Oil Refining and Marketing – 0.7%
7,800	Sunoco, Inc.	325,338
11,200	Tesoro Corp.*	256,592
3,500	Valero Energy Corp.	89,495
		671,425
Paper and Related Products – 0.3%
1,200	Domtar Corp. (U.S. Shares)	113,664
1,200	International Paper Co.	35,784
3,100	MeadWestvaco Corp.	103,261
		252,709
Pharmacy Services – 0.2%
6,000	Omnicare, Inc.	191,340
Pipelines – 1.7%
23,000	El Paso Corp.	464,600
1,200	Kinder Morgan, Inc.	34,476
6,100	Oneok, Inc.	451,461
12,500	Spectra Energy Corp.	342,625
13,600	Williams Cos., Inc.	411,400
		1,704,562
Power Converters and Power Supply Equipment – 0.2%
1,900	Hubbell, Inc. – Class A	123,405
3,100	SunPower Corp. – Class A*	59,923
		183,328
Professional Sports – 0.1%
3,000	Madison Square Garden, Inc.*	82,590
Property and Casualty Insurance – 1.5%
302	Alleghany Corp.*	100,599
6,000	Arch Capital Group, Ltd.*	191,520
6,200	Chubb Corp.	388,182
4,000	HCC Insurance Holdings, Inc.	126,000
300	Markel Corp.*	119,043
8,800	Progressive Corp.	188,144
3,100	Travelers Cos., Inc.	180,978
3,200	W. R. Berkley Corp.	103,808
300	White Mountains Insurance Group, Ltd.	126,048
		1,524,322
Publishing – Newspapers – 0.1%
200	Washington Post Co. – Class B	83,790
Publishing – Periodicals – 0%
800	Nielsen Holdings N.V.*	24,928
Racetracks – 0%
400	Penn National Gaming, Inc.*	16,136
Real Estate Operating/Development – 0.3%
15,000	Forest City Enterprises, Inc. – Class A*	280,050
486	Howard Hughes Corp.*	31,610
1,500	St. Joe Co.*	31,260
		342,920
Reinsurance – 2.9%
3,100	Allied World Assurance Co. Holdings, Ltd.	178,498
25,000	Berkshire Hathaway, Inc. – Class B*	1,934,750
1,600	Endurance Specialty Holdings, Ltd.	66,128
500	Everest Re Group, Ltd.	40,875
700	PartnerRe, Ltd.	48,195
5,500	Reinsurance Group of America, Inc.	334,730
1,400	RenaissanceRe Holdings, Ltd.	97,930
5,300	Validus Holdings, Ltd.	164,035
		2,865,141
REIT – Apartments – 0.8%
1,900	BRE Properties, Inc. – Class A	94,772
4,000	Camden Property Trust	254,480
2,600	Equity Residential	156,000
1,000	Essex Property Trust, Inc.	135,290
4,400	UDR, Inc.	108,020
		748,562
REIT – Diversified – 0.8%
10,900	Duke Realty Corp.	152,709
2,400	Plum Creek Timber Co., Inc.	97,296
400	Vornado Realty Trust	37,272
25,040	Weyerhaeuser Co.	547,374
		834,651
REIT – Health Care – 0.4%
1,400	HCP, Inc.	51,366
1,700	Heath Care REIT, Inc.	89,131

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 47

INTECH Risk-Managed Value Fund

Schedule of Investments

As of June 30, 2011

Shares		Value

REIT – Health Care – (continued)

5,800	Nationwide Health Properties, Inc.	$240,178
2,100	Senior Housing Property Trust	49,161
		429,836
REIT – Hotels – 0%
2,157	Host Hotels & Resorts, Inc.	36,561
REIT – Mortgage – 0.7%
2,900	American Capital Agency Corp.	84,419
24,300	Annaly Mortgage Management, Inc.	438,372
63,200	Chimera Investment Corp.	218,672
		741,463
REIT – Office Property – 0.2%
300	Alexandria Real Estate Equities, Inc.	23,226
1,100	Boston Properties, Inc.	116,776
2,000	Douglas Emmett, Inc.	39,780
400	SL Green Realty Corp.	33,148
		212,930
REIT – Regional Malls – 0.1%
823	Simon Property Group, Inc.	95,657
700	Taubman Centers, Inc.	41,440
		137,097
REIT – Shopping Centers – 0.1%
800	Federal Realty Investment Trust	68,144
REIT – Single Tenant – 0.2%
4,600	Realty Income Corp.	154,054
REIT – Storage – 0.1%
600	Public Storage	68,406
REIT – Warehouse and Industrial – 0.2%
4,630	Prologis, Inc.	165,939
Rental Auto/Equipment – 0.1%
1,800	Aaron Rents, Inc.	50,868
Retail – Apparel and Shoe – 0.4%
1,200	Abercrombie & Fitch Co. – Class A	80,304
3,700	American Eagle Outfitters, Inc.	47,175
7,100	Foot Locker, Inc.	168,696
2,700	Gap, Inc.	48,870
1,100	Phillips-Van Heusen Corp.	72,017
		417,062
Retail – Automobile – 0.2%
2,800	AutoNation, Inc.*	102,508
4,100	Carmax, Inc.*	135,587
		238,095
Retail – Building Products – 0.6%
14,000	Home Depot, Inc.	507,080
2,500	Lowe’s Cos., Inc.	58,275
		565,355
Retail – Computer Equipment – 0.1%
3,600	GameStop Corp. – Class A*	96,012
Retail – Consumer Electronics – 0.2%
7,200	Best Buy Co., Inc.	226,152
Retail – Discount – 1.4%
1,100	Big Lots, Inc.*	36,465
3,500	BJ’s Wholesale Club, Inc.*	176,225
14,400	Target Corp.	675,504
10,100	Wal-Mart Stores, Inc.	536,714
		1,424,908
Retail – Drug Store – 0.3%
2,600	CVS Caremark Corp.	97,708
4,500	Walgreen Co.	191,070
		288,778
Retail – Jewelry – 0.3%
6,000	Signet Jewelers, Ltd.*	280,860
Retail – Mail Order – 0%
1,100	Williams-Sonoma, Inc.	40,139
Retail – Major Department Stores – 0.2%
4,300	JC Penney Co., Inc.	148,522
400	Sears Holdings Corp.*	28,576
		177,098
Retail – Office Supplies – 0.3%
15,700	Staples, Inc.	248,060
Retail – Regional Department Stores – 0.2%
700	Dillard’s, Inc. – Class A	36,498
2,400	Kohl’s Corp.	120,024
		156,522
Retirement and Aged Care – 0.3%
11,200	Brookdale Senior Living, Inc.*	271,600
Savings/Loan/Thrifts – 0.7%
12,000	First Niagara Financial Group, Inc.	158,400
34,600	New York Community Bancorp., Inc.	518,654
		677,054
Semiconductor Components/Integrated Circuits – 0.2%
3,700	Atmel Corp.*	52,059
11,100	Marvell Technology Group, Ltd.*	163,892
		215,951
Semiconductor Equipment – 0.7%
26,600	Applied Materials, Inc.	346,066
5,800	KLA-Tencor Corp.	234,784
700	Novellus Systems, Inc.*	25,298
4,100	Teradyne, Inc.*	60,680
		666,828
Shipbuilding – 0.1%
2,950	Huntington Ingalls Industries, Inc.*	101,775
Soap and Cleaning Preparations – 0.1%
1,300	Church & Dwight Co., Inc.	52,702
Super-Regional Banks – 1.8%
5,100	Capital One Financial Corp.	263,517
700	Comerica, Inc.	24,199
5,900	Fifth Third Bancorp.	75,225
8,800	Keycorp	73,304
2,383	PNC Financial Services Group, Inc.	142,050
3,400	SunTrust Banks, Inc.	87,720
22,700	U.S. Bancorp.	579,077
17,861	Wells Fargo & Co.	501,180
		1,746,272
Telecommunication Equipment – 0.1%
2,000	Harris Corp.	90,120

See Notes to Schedules of Investments and Financial Statements.

48 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares		Value

Telecommunication Equipment – Fiber Optics – 0.2%
11,000	Corning, Inc.	$199,650
Telecommunication Services – 0%
700	Amdocs, Ltd. (U.S. Shares)*	21,273
Telephone – Integrated – 3.1%
50,110	AT&T, Inc.	1,573,955
17,662	CenturyLink, Inc.	714,075
7,895	Frontier Communications Corp.	63,713
13,944	Verizon Communications, Inc.	519,135
12,600	Windstream Corp.	163,296
		3,034,174
Television – 0.4%
12,300	CBS Corp. – Class B	350,427
Tobacco – 1.3%
20,100	Altria Group, Inc.	530,841
2,000	Lorillard, Inc.	217,740
3,700	Philip Morris International, Inc.	247,049
8,900	Reynolds American, Inc.	329,745
		1,325,375
Tools – Hand Held – 0.6%
600	Snap-On, Inc.	37,488
7,555	Stanley Works	544,338
		581,826
Toys – 0.1%
4,600	Mattel, Inc.	126,454
Transportation – Equipment & Leasing – 0%
1,200	GATX Corp.	44,544
Transportation – Marine – 0.5%
2,800	Alexander & Baldwin, Inc.	134,848
4,400	Kirby Corp.*	249,348
2,500	Tidewater, Inc.	134,525
		518,721
Transportation – Railroad – 0.3%
1,600	Norfolk Southern Corp.	119,888
1,400	Union Pacific Corp.	146,160
		266,048
Transportation – Services – 0%
200	Ryder System, Inc.	11,370
Transportation – Truck – 0%
600	Con-way, Inc.	23,286
Veterinary Diagnostics – 0%
1,900	VCA Antech, Inc.*	40,280
Vitamins and Nutrition Products – 0.1%
1,600	Mead Johnson Nutrition Co. – Class A	108,080
Water – 0.6%
14,700	American Water Works Co., Inc.	432,915
9,000	Aqua America, Inc.	197,820
		630,735
Wire and Cable Products – 0.2%
3,700	General Cable Corp.*	157,546
Wireless Equipment – 0.3%
1,337	Motorola Mobility Holdings, Inc.*	29,468
5,185	Motorola, Inc.*	238,717
		268,185
X-Ray Equipment – 0.2%
11,200	Hologic, Inc.*	225,904

Total Investments (total cost $86,708,016) – 99.9%		98,993,802

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		131,278

Net Assets – 100%		$99,125,080

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,634,167	1.6%
Canada	67,608	0.1%
Guernsey	21,273	0.0%
Ireland	700,355	0.7%
Liberia	30,112	0.0%
Netherlands	448,122	0.5%
Panama	51,506	0.1%
Switzerland	857,200	0.9%
United States	95,183,459	96.1%

Total	$98,993,802	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 49

Statements of Assets and Liabilities

	INTECH	INTECH	INTECH	INTECH
As of June 30, 2011	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Core Fund	Growth Fund	International Fund	Value Fund

Assets:
Investments at cost	$270,101	$285,657	$40,395	$86,708
Unaffiliated investments at value	$327,897	$347,021	$21,730	$98,994
Affiliated investments at value	1,320	3,498	19,245	–
Cash	64	1,003	31	–
Cash denominated in foreign currency(1)	–	–	5	–
Receivables:
Investments sold	–	–	390	1,887
Fund shares sold	168	76	5	10
Dividends	386	328	7	144
Foreign dividend tax reclaim	–	–	5	–
Due from adviser	–	–	3	–
Non-interested Trustees’ deferred compensation	9	9	1	3
Other assets	–	4	1	1
Total Assets	329,844	351,939	41,423	101,039
Liabilities:
Payables:
Due to custodian	–	–	–	1,027
Investments purchased	–	1,016	18,991	775
Fund shares repurchased	186	73	20	12
Dividends	2	1	–	–
Advisory fees	140	162	1	41
Administrative services fees	32	3	–	–
Distribution fees and shareholder servicing fees	9	8	1	2
Administrative, networking and omnibus fees	12	52	–	1
Non-interested Trustees’ fees and expenses	3	6	–	1
Non-interested Trustees’ deferred compensation fees	9	9	1	3
Accrued expenses and other payables	169	96	64	52
Total Liabilities	562	1,426	19,078	1,914
Net Assets	$329,282	$350,513	$22,345	$99,125

50 | JUNE 30, 2011

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

	INTECH	INTECH	INTECH	INTECH
As of June 30, 2011	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Core Fund	Growth Fund	International Fund	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$333,602	$534,350	$24,147	$96,832
Undistributed net investment income*	1,375	1,209	158	1,068
Undistributed net realized loss from investment and foreign currency transactions*	(64,810)	(249,908)	(2,540)	(11,061)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	59,115	64,862	580	12,286
Total Net Assets	$329,282	$350,513	$22,345	$99,125
Net Assets - Class A Shares	$14,544	$9,208	$526	$4,980
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,016	655	65	497
Net Asset Value Per Share(2)	$14.31	$14.07	$8.10	$10.03
Maximum Offering Price Per Share(3)	$15.18	$14.93	$8.59	$10.64
Net Assets - Class C Shares	$6,755	$3,717	$563	$217
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	474	274	69	22
Net Asset Value Per Share(2)	$14.26	$13.58	$8.11	$9.94
Net Assets - Class D Shares	$173,097	N/A	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,090	N/A	N/A	N/A
Net Asset Value Per Share	$14.32	N/A	N/A	N/A
Net Assets - Class I Shares	$55,567	$323,567	$20,713	$93,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,879	23,156	2,571	9,301
Net Asset Value Per Share	$14.33	$13.97	$8.06	$10.07
Net Assets - Class S Shares	$4,836	$13,963	$498	$216
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	338	996	61	22
Net Asset Value Per Share	$14.29	$14.02	$8.12	$10.02
Net Assets - Class T Shares	$74,483	$58	$45	$17
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,204	4	6	2
Net Asset Value Per Share	$14.31	$13.96	$8.09	$10.05

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $4,527 for INTECH Risk-Managed International Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

52 | JUNE 30, 2011

See Notes to Financial Statements.

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Statements of Operations

	INTECH	INTECH	INTECH	INTECH
For the fiscal year ended June 30, 2011	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands)	Core Fund	Growth Fund	International Fund	Value Fund

Investment Income:
Interest	$–	$–	$–	$1
Dividends	5,381	5,252	237	2,075
Dividends from affiliates	2	3	–	1
Foreign tax withheld	–	(2)	(16)	(1)
Total Investment Income	5,383	5,253	221	2,076
Expenses:
Advisory fees	1,577	1,789	39	447
Shareholder reports expense	222	52	–	14
Transfer agent fees and expenses	94	31	2	3
Registration fees	113	82	75	78
Custodian fees	1	14	46	3
Professional fees	36	35	35	35
Non-interested Trustees’ fees and expenses	11	12	–	4
Administrative services fees - Class D Shares	188	N/A	N/A	N/A
Administrative services fees - Class S Shares	11	37	5	1
Administrative services fees - Class T Shares	167	–	–	–
Distribution fees and shareholder servicing fees - Class A Shares	33	24	5	11
Distribution fees and shareholder servicing fees - Class C Shares	67	40	19	4
Distribution fees and shareholder servicing fees - Class S Shares	11	37	5	1
Administrative, networking and omnibus fees - Class A Shares	6	3	–	1
Administrative, networking and omnibus fees - Class C Shares	9	5	–	–
Administrative, networking and omnibus fees - Class I Shares	25	180	1	10
Other expenses	22	32	12	15
Non-recurring costs (Note 4)	–	–	N/A	N/A
Costs assumed by Janus Capital Management LLC (Note 4)	–	–	N/A	N/A
Total Expenses	2,593	2,373	244	627
Expense and Fee Offset	(1)	–	–	–
Net Expenses	2,592	2,373	244	627
Less: Excess Expense Reimbursement	–	–	(169)	–
Net Expenses after Expense Reimbursement	2,592	2,373	75	627
Net Investment Income	2,791	2,880	146	1,449
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	26,958	52,703	1,246	8,896
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	56,828	51,885	733	11,100
Net Gain on Investments	83,786	104,588	1,979	19,996
Net Increase in Net Assets Resulting from Operations	$86,577	$107,468	$2,125	$21,445

54 | JUNE 30, 2011

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the fiscal year ended June 30, 2011, the eight- or eleven-month fiscal period	INTECH Risk-Managed			INTECH Risk-Managed			INTECH Risk-Managed			INTECH Risk-Managed
ended June 30, 2010 and the fiscal year ended October 31, 2009 or July 31, 2009	Core Fund			Growth Fund			International Fund			Value Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)

Operations:
Net investment income	$2,791	$2,354	$4,162	$2,880	$7,196	$11,631	$146	$124	$174	$1,449	$1,019	$1,546
Net realized gain/(loss) from investment and foreign currency transactions	26,958	30,854	(65,969)	52,703	154,479	(387,878)	1,246	350	(3,164)	8,896	6,273	(22,217)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	56,828	(24,138)	81,333	51,885	(64,786)	59,718	733	(692)	817	11,100	(2,440)	7,995
Net Increase/(Decrease) in Net Assets Resulting from Operations	86,577	9,070	19,526	107,468	96,889	(316,529)	2,125	(218)	(2,173)	21,445	4,852	(12,676)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(98)	(77)	–	(80)	(105)	(227)	(30)	(16)	(71)	(52)	(19)	(77)
Class C Shares	(6)	(16)	–	–	(9)	(10)	(30)	(15)	(57)	(3)	(1)	(8)
Class D Shares	(1,637)	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	(597)	(382)	–	(3,799)	(5,810)	(15,766)	(21)	(21)	(89)	(1,105)	(373)	(2,447)
Class S Shares	(31)	(28)	–	(98)	(78)	(293)	(30)	(16)	(63)	(2)	(1)	(8)
Class T Shares	(636)	(1,549)	(6,726)	(1)	–	–	–	–	–	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	–	–	–	–	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(3,005)	(2,052)	(6,726)	(3,978)	(6,002)	(16,296)	(111)	(68)	(280)	(1,162)	(394)	(2,540)
Capital Share Transactions:
Shares Sold
Class A Shares	3,916	1,241	578	1,983	2,226	4,008	–	6	81	1,061	838	2,561
Class C Shares	479	237	264	131	302	626	71	9	2	136	49	45
Class D Shares	18,484	4,360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	9,273	16,077	4,786	35,392	72,041	182,131	19,493	384	463	16,363	10,476	19,227
Class R Shares	N/A	N/A	N/A	N/A	N/A	17	N/A	N/A	N/A	N/A	N/A	20
Class S Shares	868	882	217	2,020	1,941	7,801	1	–	–	–	–	–
Class T Shares	14,956	7,483	22,565	51	13	1	29	10	1	–	32	1
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	143,369	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	16,855	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	8,098	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	47,224	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	4,376	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Redemption Fees
Class C Shares	N/A	N/A	N/A	N/A	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class D Shares	5	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	1	–	–	10	4	5	–	–	–	–	–	–
Class S Shares	–	–	–	1	2	4	–	–	–	–	–	–
Class T Shares	5	5	11	–	–	–	–	–	–	–	–	–
Reinvested Dividends and Distributions
Class A Shares	91	73	–	77	98	200	30	16	70	52	19	72
Class C Shares	2	7	–	–	5	5	30	15	56	2	1	8
Class D Shares	1,620	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	434	268	–	2,862	5,514	14,966	21	21	89	1,070	373	2,356
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6
Class S Shares	31	27	–	97	78	292	29	16	63	2	1	7
Class T Shares	622	1,531	6,625	–	–	–	–	–	–	–	–	–

56 | JUNE 30, 2011

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

For the fiscal year ended June 30, 2011, the eight- or eleven-month fiscal period	INTECH Risk-Managed			INTECH Risk-Managed			INTECH Risk-Managed			INTECH Risk-Managed
ended June 30, 2010 and the fiscal year ended October 31, 2009 or July 31, 2009	Core Fund			Growth Fund			International Fund			Value Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)

Shares Repurchased
Class A Shares	(4,178)	(3,629)	(3,738)	(7,675)	(10,113)	(12,484)	(1,693)	(70)	(29)	(904)	(827)	(605)
Class C Shares	(2,079)	(1,959)	(1,465)	(1,535)	(1,652)	(2,295)	(1,670)	(11)	(1)	(343)	(18)	(29)
Class D Shares	(25,970)	(9,744)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	(19,601)	(12,651)	(11,908)	(189,101)	(592,968)	(309,349)	(502)	(1,586)	(147)	(8,920)	(8,563)	(9,925)
Class R Shares	N/A	N/A	N/A	N/A	N/A	(208)(5)	N/A	N/A	N/A	N/A	N/A	(433)(6)
Class S Shares	(1,197)	(1,717)	(1,920)	(8,161)	(8,027)	(40,543)	(1,666)	–	–	(59)	–	–
Class T Shares	(18,434)	(37,360)	(58,072)	(15)	–	–	–	–	–	(26)	–	–
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(143,369)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(20,672)	(34,867)	34,496	(163,863)	(530,536)	(154,823)	14,173	(1,190)	648	8,434	2,381	13,311
Net Increase/(Decrease) in Net Assets	62,900	(27,849)	47,296	(60,373)	(439,649)	(487,648)	16,187	(1,476)	(1,805)	28,717	6,839	(1,905)
Net Assets:
Beginning of period	266,382	294,231	246,935	410,886	850,535	1,338,183	6,158	7,634	9,439	70,408	63,569	65,474
End of period	$329,282	$266,382	$294,231	$350,513	$410,886	$850,535	$22,345	$6,158	$7,634	$99,125	$70,408	$63,569

Undistributed Net Investment Income*	$1,375	$1,591	$1,290	$1,209	$2,305	$1,111	$158	$106	$36	$1,068	$781	$156

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	A liquidation of Class R Shares occurred at the close of business of March 31, 2009.
(6)	A liquidation of Class R Shares occurred at the close of business of March 25, 2009.

58 | JUNE 30, 2011

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	INTECH Risk-Managed Core Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	.10	.07	.05
Net gain/(loss) on investments (both realized and unrealized)	3.58	.16	1.25
Total from Investment Operations	3.68	.23	1.30
Less Distributions:
Dividends (from net investment income)*	(.09)	(.07)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.09)	(.07)	–
Net Asset Value, End of Period	$14.31	$10.72	$10.56
Total Return**	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$13,331	$12,844	$14,686
Ratio of Gross Expenses to Average Net Assets***(3)	0.98%	1.06%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	0.98%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	0.82%	0.85%	1.20%
Portfolio Turnover Rate***	93%	120%	111%

Class A Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH Risk-Managed Growth Fund
each fiscal year or period ended July 31	2011	2010(4)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$10.52	$9.80	$12.88	$14.45	$12.81	$13.32
Income from Investment Operations:
Net investment income	.23	.14	.14	.09	.06	.06
Net gain/(loss) on investments (both realized and unrealized)	3.44	.64	(3.11)	(.94)	1.62	.08
Total from Investment Operations	3.67	.78	(2.97)	(.85)	1.68	.14
Less Distributions:
Dividends (from net investment income)*	(.12)	(.06)	(.11)	(.08)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	(.64)	–	(.63)
Total Distributions	(.12)	(.06)	(.11)	(.72)	(.04)	(.65)
Net Asset Value, End of Period	$14.07	$10.52	$9.80	$12.88	$14.45	$12.81
Total Return**	35.03%	7.97%	(22.92)%	(6.54)%	13.10%	0.84%
Net Assets, End of Period (in thousands)	$9,208	$11,914	$18,215	$34,231	$50,000	$30,875
Average Net Assets for the Period (in thousands)	$9,550	$17,116	$20,041	$47,093	$39,807	$22,793
Ratio of Gross Expenses to Average Net Assets***(3)	0.86%	0.90%	0.82%	0.78%	0.81%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.86%	0.90%	0.82%	0.78%	0.81%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.62%	0.71%	1.01%	0.57%	0.54%	0.61%
Portfolio Turnover Rate***	96%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

60 | JUNE 30, 2011

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2011, the
eleven-month fiscal period ended June 30, 2010 and each fiscal year or	INTECH Risk-Managed International Fund
period ended July 31	2011	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.16	$6.56	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income	.66	.13	.16	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	1.39	(.47)	(2.31)	(1.01)	(.15)
Total from Investment Operations	2.05	(.34)	(2.15)	(.81)	(.07)
Less Distributions:
Dividends (from net investment income)*	(.11)	(.06)	(.26)	(.15)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.11)	(.06)	(.26)	(.15)	–
Net Asset Value, End of Period	$8.10	$6.16	$6.56	$8.97	$9.93
Total Return**	33.42%	(5.32)%	(23.53)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$526	$1,684	$1,836	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$1,910	$1,900	$1,632	$2,507	$2,490
Ratio of Gross Expenses to Average Net Assets***(3)	1.07%(4)	0.74%(4)	0.64%(4)	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	1.07%(4)	0.73%(4)	0.64%(4)	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	2.05%	1.87%	2.62%	1.92%	3.20%
Portfolio Turnover Rate***	179%	130%	115%	105%	140%

Class A Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH Risk-Managed Value Fund
each fiscal year or period ended July 31	2011	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.85	$7.36	$9.88	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income	.13	.10	.15	.14	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	2.16	.43	(2.35)	(1.58)	1.05	.55
Total from Investment Operations	2.29	.53	(2.20)	(1.44)	1.21	.64
Less Distributions:
Dividends (from net investment income)*	(.11)	(.04)	(.32)	(.13)	(.15)	–
Distributions (from capital gains)*	–	–	–	(.23)	(.02)	–
Total Distributions	(.11)	(.04)	(.32)	(.36)	(.17)	–
Net Asset Value, End of Period	$10.03	$7.85	$7.36	$9.88	$11.68	$10.64
Total Return**	29.23%	7.21%	(22.01)%	(12.78)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$4,980	$3,694	$3,440	$1,032	$538	$266
Average Net Assets for the Period (in thousands)	$4,598	$3,815	$1,762	$680	$414	$256
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	1.01%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	1.01%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.38%	1.26%	2.28%	2.08%	1.64%	1.48%
Portfolio Turnover Rate***	108%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.32% and 1.25%, respectively, in 2011, 1.26% and 1.25%, respectively, in 2010 and 0.93% and 0.93%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 61

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	INTECH Risk-Managed Core Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	–	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	3.56	.16	1.26
Total from Investment Operations	3.56	.19	1.28
Less Distributions:
Dividends (from net investment income)*	(.01)	(.02)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.01)	(.02)	–
Net Asset Value, End of Period	$14.26	$10.71	$10.54
Total Return**	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$6,690	$7,678	$8,527
Ratio of Gross Expenses to Average Net Assets***(3)	1.80%	1.56%	1.85%
Ratio of Net Expenses to Average Net Assets***(3)	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate***	93%	120%	111%

Class C Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH Risk-Managed Growth Fund
each fiscal year or period ended July 31	2011	2010(4)	2009	2008	2007(5)	2006

Net Asset Value, Beginning of Period	$10.15	$9.50	$12.45	$14.03	$12.51	$13.10
Income from Investment Operations:
Net investment income/(loss)	(.22)	(.14)	(.05)	(.11)	(.01)	–
Net gain/(loss) on investments (both realized and unrealized)	3.65	.81	(2.88)	(.83)	1.53	.04
Total from Investment Operations	3.43	.67	(2.93)	(.94)	1.52	.04
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	(.64)	–	(.63)
Redemption fees	–	–(6)	–	–	–	–
Total Distributions and Other	–	(.02)	(.02)	(.64)	–	(.63)
Net Asset Value, End of Period	$13.58	$10.15	$9.50	$12.45	$14.03	$12.51
Total Return**	33.79%	7.05%	(23.53)%	(7.31)%	12.15%	0.11%
Net Assets, End of Period (in thousands)	$3,717	$3,928	$4,921	$8,767	$15,250	$12,131
Average Net Assets for the Period (in thousands)	$4,005	$4,571	$5,469	$12,982	$14,549	$10,135
Ratio of Gross Expenses to Average Net Assets***(3)	1.71%	1.93%	1.62%	1.60%	1.59%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.71%	1.93%	1.62%	1.60%	1.59%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.32)%	0.21%	(0.25)%	(0.22)%	(0.16)%
Portfolio Turnover Rate***	96%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Certain prior year amounts have been reclassified to conform with current year presentation.
(6)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

62 | JUNE 30, 2011

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2011, the
eleven-month fiscal period ended June 30, 2010 and each fiscal year or	INTECH Risk-Managed International Fund
period ended July 31	2011	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.17	$6.57	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income	.58	.13	.16	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	1.47	(.47)	(2.30)	(1.01)	(.15)
Total from Investment Operations	2.05	(.34)	(2.14)	(.88)	(.09)
Less Distributions:
Dividends (from net investment income)*	(.11)	(.06)	(.22)	(.10)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.11)	(.06)	(.22)	(.10)	–
Net Asset Value, End of Period	$8.11	$6.17	$6.57	$8.93	$9.91
Total Return**	33.37%	(5.31)%	(23.61)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$563	$1,642	$1,737	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$1,877	$1,827	$1,552	$2,485	$2,487
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%(4)	0.73%(4)	0.70%(4)	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.21%(4)	0.73%(4)	0.69%(4)	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets***	1.92%	1.88%	2.56%	1.17%	2.45%
Portfolio Turnover Rate***	179%	130%	115%	105%	140%

Class C Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH Risk-Managed Value Fund
each fiscal year or period ended July 31	2011	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.81	$7.35	$9.78	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income	.14	.03	.12	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	2.05	.45	(2.34)	(1.75)	1.05	.56
Total from Investment Operations	2.19	.48	(2.22)	(1.52)	1.12	.60
Less Distributions:
Dividends (from net investment income)*	(.06)	(.02)	(.21)	(.08)	(.09)	–
Distributions (from capital gains)*	–	–	–	(.23)	(.02)	–
Total Distributions	(.06)	(.02)	(.21)	(.31)	(.11)	–
Net Asset Value, End of Period	$9.94	$7.81	$7.35	$9.78	$11.61	$10.60
Total Return**	28.03%	6.51%	(22.52)%	(13.49)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$217	$330	$281	$342	$1,510	$267
Average Net Assets for the Period (in thousands)	$432	$324	$266	$860	$577	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.74%	1.76%	1.47%	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.74%	1.76%	1.47%	1.60%	1.60%	1.60%
Ratio of Net Investment Income to Average Net Assets***	0.58%	0.51%	1.94%	1.36%	0.80%	0.73%
Portfolio Turnover Rate***	108%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.07% and 2.00%, respectively, in 2011, 2.00% and 2.00%, respectively, in 2010 and 1.68% and 1.68%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 63

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30,	INTECH Risk-Managed Core Fund
2010	2011	2010(1)

Net Asset Value, Beginning of Period	$10.74	$10.95
Income from Investment Operations:
Net investment income	.13	.05
Net gain/(loss) on investments (both realized and unrealized)	3.59	(.26)
Total from Investment Operations	3.72	(.21)
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	–
Distributions (from capital gains)*	–	–
Redemption fees	–(2)	–(2)
Total Distributions and Other	(.14)	–
Net Asset Value, End of Period	$14.32	$10.74
Total Return**	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$156,479	$150,392
Ratio of Gross Expenses to Average Net Assets***(3)	0.82%	0.61%
Ratio of Net Expenses to Average Net Assets***(3)	0.82%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.96%	1.22%
Portfolio Turnover Rate***	93%	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

64 | JUNE 30, 2011

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	INTECH Risk-Managed Core Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	.16	.11	.05
Net gain/(loss) on investments (both realized and unrealized)	3.57	.16	1.26
Total from Investment Operations	3.73	.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.09)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–
Total Distributions and Other	(.15)	(.09)	–
Net Asset Value, End of Period	$14.33	$10.75	$10.57
Total Return**	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$53,512	$51,959	$49,319
Ratio of Gross Expenses to Average Net Assets***(4)	0.72%	0.53%	0.80%
Ratio of Net Expenses to Average Net Assets***(4)	0.72%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.07%	1.37%	1.49%
Portfolio Turnover Rate***	93%	120%	111%

Class I Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eleven-month fiscal period ended
June 30, 2010 and each fiscal year or period ended	INTECH Risk-Managed Growth Fund
July 31	2011	2010(5)	2009	2008	2007	2006(6)

Net Asset Value, Beginning of Period	$10.45	$9.72	$12.84	$14.40	$12.76	$13.52
Income from Investment Operations:
Net investment income	.13	.12	.12	.11	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	3.55	.69	(3.07)	(.93)	1.63	(.16)
Total from Investment Operations	3.68	.81	(2.95)	(.82)	1.71	(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.08)	(.17)	(.10)	(.07)	(.02)
Distributions (from capital gains)*	–	–	–	(.64)	–	(.63)
Redemption fees	–(3)	–(3)	–(3)	–	–(3)	–
Total Distributions and Other	(.16)	(.08)	(.17)	(.74)	(.07)	(.65)
Net Asset Value, End of Period	$13.97	$10.45	$9.72	$12.84	$14.40	$12.76
Total Return**	35.31%	8.29%	(22.76)%	(6.33)%	13.39%	(0.99)%
Net Assets, End of Period (in thousands)	$323,567	$379,401	$807,347	$1,224,054	$1,223,851	$245,807
Average Net Assets for the Period (in thousands)	$329,686	$768,204	$857,115	$1,288,020	$981,873	$99,407
Ratio of Gross Expenses to Average Net Assets***(4)	0.63%	0.61%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Expenses to Average Net Assets***(4)	0.63%	0.61%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.84%	1.00%	1.30%	0.79%	0.77%	0.83%
Portfolio Turnover Rate***	96%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Period from November 28, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 65

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2011, the
eleven-month fiscal period ended June 30, 2010 and each fiscal year or	INTECH Risk-Managed International Fund
period ended July 31	2011	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.14	$6.55	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income	.03	.13	.15	.22	.09
Net gain/(loss) on investments (both realized and unrealized)	2.00	(.48)	(2.30)	(1.01)	(.16)
Total from Investment Operations	2.03	(.35)	(2.15)	(.79)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.06)	(.28)	(.16)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–	–(3)	–	–	–
Total Distributions and Other	(.11)	(.06)	(.28)	(.16)	–
Net Asset Value, End of Period	$8.06	$6.14	$6.55	$8.98	$9.93
Total Return**	33.20%	(5.48)%	(23.56)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$20,713	$1,180	$2,327	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$1,393	$2,223	$1,935	$2,694	$2,491
Ratio of Gross Expenses to Average Net Assets***(4)	0.86%	1.00%	0.68%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(4)	0.86%	1.00%	0.68%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets***	2.28%	1.38%	2.65%	2.18%	3.45%
Portfolio Turnover Rate***	179%	130%	115%	105%	140%

Class I Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH Risk-Managed Value Fund
each fiscal year or period ended July 31	2011	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.89	$7.37	$9.91	$11.70	$10.66	$10.00
Income from Investment Operations:
Net investment income	.15	.11	.18	.22	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	2.16	.45	(2.38)	(1.64)	1.04	.58
Total from Investment Operations	2.31	.56	(2.20)	(1.42)	1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.04)	(.34)	(.14)	(.18)	–
Distributions (from capital gains)*	–	–	–	(.23)	(.02)	–
Redemption fees	–	–(3)	–(3)	–(3)	–	–
Total Distributions and Other	(.13)	(.04)	(.34)	(.37)	(.20)	–
Net Asset Value, End of Period	$10.07	$7.89	$7.37	$9.91	$11.70	$10.66
Total Return**	29.38%	7.62%	(21.96)%	(12.54)%	11.58%	6.60%
Net Assets, End of Period (in thousands)	$93,695	$66,137	$59,647	$63,472	$47,593	$18,723
Average Net Assets for the Period (in thousands)	$84,034	$69,502	$53,614	$57,513	$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(4)	0.68%	0.75%	0.61%	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(4)	0.68%	0.75%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.64%	1.53%	2.79%	2.34%	1.87%	1.70%
Portfolio Turnover Rate***	108%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from November 28, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

66 | JUNE 30, 2011

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	INTECH Risk-Managed Core Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income	.08	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	3.57	.17	1.25
Total from Investment Operations	3.65	.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.06)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–(3)
Total Distributions and Other	(.09)	(.06)	–
Net Asset Value, End of Period	$14.29	$10.73	$10.55
Total Return**	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$4,423	$4,677	$5,179
Ratio of Gross Expenses to Average Net Assets***(4)	1.18%	1.03%	1.27%
Ratio of Net Expenses to Average Net Assets***(4)	1.18%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.61%	0.89%	1.02%
Portfolio Turnover Rate***	93%	120%	111%

Class S Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Growth Fund
and each fiscal year ended July 31	2011	2010(5)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$10.48	$9.77	$12.81	$14.36	$12.75	$13.28
Income from Investment Operations:
Net investment income	.33	.20	.33	.11	.04	.03
Net gain/(loss) on investments (both realized and unrealized)	3.31	.56	(3.30)	(.98)	1.58	.07
Total from Investment Operations	3.64	.76	(2.97)	(.87)	1.62	.10
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.05)	(.07)	(.04)	(.01)	–
Distributions (from capital gains)*	–	–	–	(.64)	–	(.63)
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.10)	(.05)	(.07)	(.68)	(.01)	(.63)
Net Asset Value, End of Period	$14.02	$10.48	$9.77	$12.81	$14.36	$12.75
Total Return**	34.77%	7.73%	(23.09)%	(6.68)%	12.72%	0.59%
Net Assets, End of Period (in thousands)	$13,963	$15,629	$20,051	$70,963	$154,057	$121,473
Average Net Assets for the Period (in thousands)	$14,606	$18,507	$40,058	$117,236	$151,536	$97,158
Ratio of Gross Expenses to Average Net Assets***(4)	1.07%	1.12%	1.04%	1.02%	1.05%	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	1.07%	1.12%	1.04%	1.02%	1.05%	1.10%
Ratio of Net Investment Income to Average Net Assets***	0.40%	0.49%	0.77%	0.36%	0.31%	0.35%
Portfolio Turnover Rate***	96%	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 67

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2011, the
eleven-month fiscal period ended June 30, 2010 and each fiscal year or	INTECH Risk-Managed International Fund
period ended July 31	2011	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.16	$6.56	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income	.70	.13	.16	.18	.07
Net gain/(loss) on investments (both realized and unrealized)	1.37	(.47)	(2.30)	(1.02)	(.15)
Total from Investment Operations	2.07	(.34)	(2.14)	(.84)	(.08)
Less Distributions:
Dividends (from net investment income)*	(.11)	(.06)	(.25)	(.13)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.11)	(.06)	(.25)	(.13)	–
Net Asset Value, End of Period	$8.12	$6.16	$6.56	$8.95	$9.92
Total Return**	33.75%	(5.32)%	(23.54)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$498	$1,642	$1,733	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$1,870	$1,831	$1,551	$2,477	$2,489
Ratio of Gross Expenses to Average Net Assets***(3)	1.07%(4)	0.73%(4)	0.65%(4)	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	1.07%(4)	0.72%(4)	0.65%(4)	1.15%	1.15%
Ratio of Net Investment Income to Average Net Assets***	2.05%	1.89%	2.60%	1.67%	2.95%
Portfolio Turnover Rate***	179%	130%	115%	105%	140%

Class S Shares

For a share outstanding during the fiscal year ended June 30,
2011, the eleven-month fiscal period ended June 30, 2010 and	INTECH Risk-Managed Value Fund
each fiscal year or period ended July 31	2011	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.85	$7.37	$9.86	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income	.15	.08	.17	.20	.17	.07
Net gain/(loss) on investments (both realized and unrealized)	2.11	.44	(2.38)	(1.67)	1.00	.56
Total from Investment Operations	2.26	.52	(2.21)	(1.47)	1.17	.63
Less Distributions:
Dividends (from net investment income)*	(.09)	(.04)	(.28)	(.10)	(.12)	–
Distributions (from capital gains)*	–	–	–	(.23)	(.02)	–
Total Distributions	(.09)	(.04)	(.28)	(.33)	(.14)	–
Net Asset Value, End of Period	$10.02	$7.85	$7.37	$9.86	$11.66	$10.63
Total Return**	28.81%	7.00%	(22.15)%	(12.98)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$216	$214	$200	$257	$295	$266
Average Net Assets for the Period (in thousands)	$254	$225	$192	$284	$294	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.17%	1.26%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.17%	1.26%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets***	1.16%	1.02%	2.43%	1.84%	1.43%	1.23%
Portfolio Turnover Rate***	108%	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.58% and 1.50%, respectively, in 2011, 1.51% and 1.50%, respectively, in 2010 and 1.18% and 1.18%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

68 | JUNE 30, 2011

Class T Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended	INTECH Risk-Managed Core Fund
June 30, 2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$10.74	$10.56	$10.21	$17.38	$16.46	$15.28
Income from Investment Operations:
Net investment income	.12	.12	.18	.24	.20	.12
Net gain/(loss) on investments (both realized and unrealized)	3.58	.14	.46	(5.75)	1.71	1.96
Total from Investment Operations	3.70	.26	.64	(5.51)	1.91	2.08
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.08)	(.29)	(.24)	(.12)	(.13)
Distributions (from capital gains)*	–	–	–	(1.42)	(.87)	(.77)
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(.13)	(.08)	(.29)	(1.66)	(.99)	(.90)
Net Asset Value, End of Period	$14.31	$10.74	$10.56	$10.21	$17.38	$16.46
Total Return**	34.53%	2.39%	6.70%	(34.82)%	12.11%	14.10%
Net Assets, End of Period (in thousands)	$74,483	$58,922	$222,932	$246,935	$512,837	$498,582
Average Net Assets for the Period (in thousands)	$66,619	$140,726	$215,954	$386,247	$543,933	$433,127
Ratio of Gross Expenses to Average Net Assets***(3)	0.92%	0.79%	0.91%	0.75%	0.77%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	0.92%	0.79%	0.91%	0.75%	0.77%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.87%	1.16%	1.78%	1.55%	1.08%	0.81%
Portfolio Turnover Rate***	93%	120%	111%	74%	109%	108%

Class T Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	INTECH Risk-Managed Growth Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	.11	.06	.01
Net gain/(loss) on investments (both realized and unrealized)	3.54	.73	.77
Total from Investment Operations	3.65	.79	.78
Less Distributions:
Dividends (from net investment income)*	(.17)	(.07)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.17)	(.07)	–
Net Asset Value, End of Period	$13.96	$10.48	$9.76
Total Return**	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$58	$14	$1
Average Net Assets for the Period (in thousands)	$33	$10	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.76%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.76%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.63%	0.67%	0.72%
Portfolio Turnover Rate***	96%	128%	119%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 69

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	INTECH Risk-Managed International Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income	.17	.12	–
Net gain/(loss) on investments (both realized and unrealized)	1.87	(.45)	.62
Total from Investment Operations	2.04	(.33)	.62
Less Distributions:
Dividends (from net investment income)*	(.11)	(.06)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.11)	(.06)	–
Net Asset Value, End of Period	$8.09	$6.16	$6.55
Total Return**	33.26%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$45	$10	$1
Average Net Assets for the Period (in thousands)	$29	$8	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.54%(4)	0.32%(4)	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	0.54%(4)	0.31%(4)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate***	179%	130%	115%

Class T Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	INTECH Risk-Managed Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income	.15	.05	.01
Net gain/(loss) on investments (both realized and unrealized)	2.15	.49	.73
Total from Investment Operations	2.30	.54	.74
Less Distributions:
Dividends (from net investment income)*	(.12)	(.04)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.12)	(.04)	–
Net Asset Value, End of Period	$10.05	$7.87	$7.37
Total Return**	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$17	$33	$1
Average Net Assets for the Period (in thousands)	$35	$20	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.95%	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	0.95%	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.39%	1.20%	2.08%
Portfolio Turnover Rate***	108%	101%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 0.91% and 1.25%, respectively, in 2011 and 1.26% and 1.25%, respectively, in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

70 | JUNE 30, 2011

Notes to Schedules of Investments

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

Janus Risk-Managed Funds | 71

Notes to Schedules of Investments (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
INTECH Risk-Managed Core Fund
Common Stock	$327,896,559	$–	$–

Money Market	–	1,319,812	–

Total Investments in Securities	$327,896,559	$1,319,812	$–

Investments in Securities:
INTECH Risk-Managed Growth Fund
Common Stock	$347,021,492	$–	$–

Money Market	–	3,498,000	–

Total Investments in Securities	$347,021,492	$3,498,000	$–

Investments in Securities:
INTECH Risk-Managed International Fund
Common Stock	$–	$21,600,937	$–

Preferred Stock	–	129,178	–

Right	2	–	–

Money Market	–	19,245,000	–

Total Investments in Securities	$2	$40,975,115	$–

Investments in Securities:
INTECH Risk-Managed Value Fund
Common Stock	$98,993,802	$–	$–

Total Investments in Securities	$98,993,802	$–	$–

(a)	Includes Fair Value Factors.

72 | JUNE 30, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended June 30, 2011. The Trust offers forty-one funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares for INTECH Risk-Managed Core Fund are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not

Janus Risk-Managed Funds | 73

Notes to Financial Statements (continued)

limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

74 | JUNE 30, 2011

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and

Janus Risk-Managed Funds | 75

Notes to Financial Statements (continued)

forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

76 | JUNE 30, 2011

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivatives held by the Funds during the fiscal year ended June 30, 2011.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to

Janus Risk-Managed Funds | 77

Notes to Financial Statements (continued)

address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small

78 | JUNE 30, 2011

asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Funds may invest in equity securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the fiscal year ended June 30, 2011.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

INTECH Risk-Managed Core Fund	N/A	0.50
INTECH Risk-Managed Growth Fund	All Asset Levels	0.50
INTECH Risk-Managed International Fund	All Asset Levels	0.55
INTECH Risk-Managed Value Fund	All Asset Levels	0.50

For INTECH Risk-Managed Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee

Janus Risk-Managed Funds | 79

Notes to Financial Statements (continued)

depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH Risk-Managed Core Fund	S&P 500® Index

Only the base fee rate applied until January 2007 for INTECH Risk-Managed Core Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH Risk-Managed Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, INTECH Risk-Managed Core Fund calculated its Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of the Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the

80 | JUNE 30, 2011

case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH Risk-Managed Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH Risk-Managed Core Fund.

INTECH Risk-Managed Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal year ended June 30, 2011, INTECH Risk-Managed Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

INTECH Risk-Managed Core Fund	$71,300

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 92% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment for INTECH Risk-Managed Core Fund, and after any fee waivers, and expense reimbursements for INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH Risk-Managed Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of INTECH Risk-Managed Core Fund pays an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar

Janus Risk-Managed Funds | 81

Notes to Financial Statements (continued)

year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2011 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

INTECH Risk-Managed Core Fund	0.89
INTECH Risk-Managed Growth Fund	0.90
INTECH Risk-Managed International Fund	1.00
INTECH Risk-Managed Value Fund	0.75

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2011.

For the fiscal year ended June 30, 2011, Janus Capital assumed $50,303 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $546,917 was paid by the Trust during the fiscal year ended June 30, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Risk-Managed Core Fund	$4,374
INTECH Risk-Managed Growth Fund	581
INTECH Risk-Managed Value Fund	104

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of

82 | JUNE 30, 2011

Class A Shares during the fiscal year ended June 30, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

INTECH Risk-Managed Core Fund	$107

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the fiscal year ended June 30, 2011 are indicated in the table below:

Fund	Redemption Fee

INTECH Risk-Managed Core Fund	$10,754
INTECH Risk-Managed Growth Fund	10,505

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended June 30, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Cash Liquidity Fund LLC
INTECH Risk-Managed Core Fund	$31,745,596	$(30,874,784)	$2,235	$1,319,812
INTECH Risk-Managed Growth Fund	69,318,016	(65,820,016)	3,313	3,498,000
INTECH Risk-Managed International Fund	21,314,083	(2,127,083)	101	19,245,000
INTECH Risk-Managed Value Fund	16,272,296	(16,754,515)	1,387	–

	$138,649,991	$(115,576,398)	$7,036	$24,062,812

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Notes to Financial Statements (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended June 30, 2011, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/10	Purchases	Purchases	Redemptions	Redemption	at 6/30/11

INTECH Risk-Managed Growth Fund - Class T Shares	$11,000	$–	–	$11,000	6/29/11	$–
INTECH Risk-Managed International Fund - Class A Shares	2,500,000	–	–	2,088,555	5/25/11	411,445
INTECH Risk-Managed International Fund - Class C Shares	2,500,000	–	–	2,088,555	5/25/11	411,445
INTECH Risk-Managed International Fund - Class I Shares	686,890	–	–	–	–	686,890
INTECH Risk-Managed International Fund - Class S Shares	2,500,000	–	–	2,088,555	5/25/11	411,445
INTECH Risk-Managed International Fund - Class T Shares	11,000	–	–	–	–	11,000
INTECH Risk-Managed Value Fund - Class C Shares	250,000	–	–	250,000	6/29/11	–
INTECH Risk-Managed Value Fund - Class S Shares	250,000	–	–	59,476	6/29/11	190,524
INTECH Risk-Managed Value Fund - Class T Shares	11,000	–	–	11,000	6/29/11	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

INTECH Risk-Managed Core Fund	$1,383,280	$–	$(64,420,561)	$–	$(8,277)	$58,725,515
INTECH Risk-Managed Growth Fund	1,217,779	–	(248,397,819)	–	(8,810)	63,351,914
INTECH Risk-Managed International Fund	177,084	–	(2,513,114)	–	(4,882)	538,317
INTECH Risk-Managed Value Fund	1,070,818	–	(10,160,796)	–	(2,491)	11,385,396

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2011

				Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	Capital Losses

INTECH Risk-Managed Core Fund(1)	$(16,986,360)	$(47,434,201)	$–	$(64,420,561)
INTECH Risk-Managed Growth Fund	–	(67,296,075)	(181,101,744)	(248,397,819)
INTECH Risk-Managed International Fund	–	(477,452)	(2,035,662)	(2,513,114)
INTECH Risk-Managed Value Fund	–	–	(10,160,796)	(10,160,796)

(1)	Capital loss carryovers subject to annual limitations.

84 | JUNE 30, 2011

During the fiscal year ended June 30, 2011, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

INTECH Risk-Managed Core Fund	$25,697,861
INTECH Risk-Managed Growth Fund	51,165,771
INTECH Risk-Managed International Fund	1,211,138
INTECH Risk-Managed Value Fund	7,577,625

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Risk-Managed Core Fund	$270,490,856	$61,118,506	$(2,392,991)
INTECH Risk-Managed Growth Fund	287,167,578	66,442,342	(3,090,428)
INTECH Risk-Managed International Fund	40,436,800	591,008	(52,691)
INTECH Risk-Managed Value Fund	87,608,406	12,428,032	(1,042,636)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Risk-Managed Core Fund	$3,005,190	$–	$–	$–
INTECH Risk-Managed Growth Fund	3,977,555	–	–	–
INTECH Risk-Managed International Fund	110,610	–	–	–
INTECH Risk-Managed Value Fund	1,162,233	–	–	–

For the eight- or eleven-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Risk-Managed Core Fund(1)	$2,051,869	$–	$–	$–
INTECH Risk-Managed Growth Fund(2)	6,002,237	–	–	–
INTECH Risk-Managed International Fund(2)	67,343	–	–	–
INTECH Risk-Managed Value Fund(2)	394,059	–	–	–

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

Janus Risk-Managed Funds | 85

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended June 30, 2011,
the eight- or eleven-month fiscal period
ended June 30, 2010 and each fiscal
year or period ended October 31 or July 31

			INTECH Risk-
	INTECH Risk-	INTECH Risk-	Managed	INTECH Risk-
	Managed Core	Managed Growth	International	Managed Value
	Fund	Fund	Fund	Fund

Class A Shares
2011	0.98%	0.86%	3.22%	0.95%
2010(1)	N/A	0.90%	4.61%	1.05%
2010(2)	1.15%	N/A	N/A	N/A
2009(3)	N/A	0.82%	6.45%	1.33%
2009(4)	1.25%	N/A	N/A	N/A
2008	N/A	0.78%	4.18%	1.17%
2007	N/A	0.81%	6.11%(5)	1.35%
2006	N/A	0.91%	N/A	3.67%(6)

Class C Shares
2011	1.80%	1.71%	3.96%	1.74%
2010(1)	N/A	2.82%	5.33%	1.80%
2010(2)	1.56%	N/A	N/A	N/A
2009(3)	N/A	1.67%	7.20%	1.99%
2009(4)	2.17%	N/A	N/A	N/A
2008	N/A	1.60%	4.93%	1.96%
2007	N/A	1.59%	6.86%(5)	2.05%
2006	N/A	1.64%	N/A	4.42%(6)

Class D Shares
2011	0.82%	N/A	N/A	N/A
2010(7)	0.61%	N/A	N/A	N/A

Class I Shares
2011	0.72%	0.63%	3.08%	0.68%
2010(1)	N/A	0.62%	4.68%	0.77%
2010(2)	0.53%	N/A	N/A	N/A
2009(3)	N/A	0.55%	6.34%	0.96%
2009(4)	0.80%	N/A	N/A	N/A
2008	N/A	0.53%	3.92%	0.90%
2007	N/A	0.56%	5.86%(5)	1.09%
2006	N/A	0.61%(8)	N/A	2.91%(6)

Class S Shares
2011	1.18%	1.07%	3.46%	1.17%
2010(1)	N/A	1.12%	4.83%	1.27%
2010(2)	1.03%	N/A	N/A	N/A
2009(3)	N/A	1.04%	6.66%	1.44%
2009(4)	1.27%	N/A	N/A	N/A
2008	N/A	1.02%	4.43%	1.41%
2007	N/A	1.05%	6.36%(5)	1.62%
2006	N/A	1.15%	N/A	3.92%(6)

86 | JUNE 30, 2011

			INTECH Risk-
	INTECH Risk-	INTECH Risk-	Managed	INTECH Risk-
	Managed Core	Managed Growth	International	Managed Value
	Fund	Fund	Fund	Fund

Class T Shares
2011	0.92%	0.76%	2.41%	0.95%
2010(1)	N/A	0.85%	4.81%	0.99%
2010(2)	0.79%	N/A	N/A	N/A
2009(9)	N/A	0.75%	14.17%	1.66%
2009(10)	0.91%	N/A	N/A	N/A
2008	0.75%	N/A	N/A	N/A
2007	0.77%	N/A	N/A	N/A
2006	0.91%	N/A	N/A	N/A

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Period from May 2, 2007 (inception date) through July 31, 2007.
(6)	Period from December 30, 2005 (inception date) through July 31, 2006.
(7)	Period from February 16, 2010 (inception date) through June 30, 2010.
(8)	Period from November 28, 2005 (inception date) through July 31, 2006.
(9)	Period from July 6, 2009 (inception date) through July 31, 2009.
(10)	Period from November 1, 2008 through October 31, 2009.

Janus Risk-Managed Funds | 87

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For the fiscal year ended June 30,
2011, the eight- or eleven-month	INTECH			INTECH			INTECH			INTECH
fiscal period ended June 30, 2010	Risk-Managed			Risk-Managed			Risk-Managed			Risk-Managed
and the fiscal year ended	Core			Growth			International			Value
October 31 or July 31	Fund			Fund			Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)

Transactions in Fund Shares – Class A Shares:
Shares sold	304	107	53	153	205	449	–	1	14	118	100	443
Reinvested dividends and distributions	7	7	1,534	6	9	23	4	2	12	6	2	11
Shares repurchased	(323)	(318)	(355)	(636)	(942)	(1,270)	(212)	(10)	(5)	(97)	(99)	(91)
Net Increase/(Decrease) in Fund Shares	(12)	(204)	1,232	(477)	(728)	(798)	(208)	(7)	21	27	3	363
Shares Outstanding, Beginning of Period	1,028	1,232	–	1,132	1,860	2,658	273	280	259	470	467	104
Shares Outstanding, End of Period	1,016	1,028	1,232	655	1,132	1,860	65	273	280	497	470	467
Transactions in Fund Shares – Class C Shares:
Shares sold	36	21	23	11	29	74	8	1	–	15	6	6
Reinvested dividends and distributions	–	1	869	–	–	1	4	2	9	–	–	1
Shares repurchased	(165)	(172)	(139)	(124)	(160)	(261)	(209)	(1)	–	(35)	(2)	(4)
Net Increase/(Decrease) in Fund Shares	(129)	(150)	753	(113)	(131)	(186)	(197)	2	9	(20)	4	3
Shares Outstanding, Beginning of Period	603	753	–	387	518	704	266	264	255	42	38	35
Shares Outstanding, End of Period	474	603	753	274	387	518	69	266	264	22	42	38
Transactions in Fund Shares – Class D Shares:(5)
Shares sold	1,365	367	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares issued in connection with restructuring (Note 9)	N/A	13,092	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	123	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares repurchased	(2,029)	(828)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(541)	12,631	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	12,631	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	12,090	12,631	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	711	1,426	445	2,768	6,778	20,377	2,441	56	80	1,730	1,257	2,775
Reinvested dividends and distributions	33	24	5,008	223	509	1,759	3	3	15	115	45	340
Shares repurchased	(1,552)	(1,095)	(1,121)	(16,126)	(54,022)	(34,409)	(65)	(222)	(26)	(931)	(1,005)	(1,430)
Net Increase/(Decrease) in Fund Shares	(808)	355	4,332	(13,135)	(46,735)	(12,273)	2,379	(163)	69	914	297	1,685
Shares Outstanding, Beginning of Period	4,687	4,332	–	36,291	83,026	95,299	192	355	286	8,387	8,090	6,405
Shares Outstanding, End of Period	3,879	4,687	4,332	23,156	36,291	83,026	2,571	192	355	9,301	8,387	8,090

88 | JUNE 30, 2011

For the fiscal year ended June 30,
2011, the eight- or eleven-month	INTECH			INTECH			INTECH			INTECH
fiscal period ended June 30, 2010	Risk-Managed			Risk-Managed			Risk-Managed			Risk-Managed
and the fiscal year ended	Core			Growth			International			Value
October 31 or July 31	Fund			Fund			Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)

Transactions in Fund Shares – Class S Shares:
Shares sold	65	79	20	159	178	881	–	–	–	–	–	–
Reinvested dividends and distributions	2	2	597	7	7	34	4	2	11	–	–	1
Shares repurchased	(92)	(150)	(185)	(661)	(747)	(4,402)	(209)	–	–	(5)	–	–
Net Increase/(Decrease) in Fund Shares	(25)	(69)	432	(495)	(562)	(3,487)	(205)	2	11	(5)	–	1
Shares Outstanding, Beginning of Period	363	432	–	1,491	2,053	5,540	266	264	253	27	27	26
Shares Outstanding, End of Period	338	363	432	996	1,491	2,053	61	266	264	22	27	27
Transactions in Fund Shares – Class T Shares:
Shares sold	1,106	657	2,437	4	1	111*	4	2	169*	–	4	150*
Shares reorganized in connection with restructuring (Note 9)	N/A	(13,092)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	48	136	718	–	–	–	–	–	–	–	–	–
Shares repurchased	(1,435)	(3,318)	(6,233)	(1)	–	–	–	–	–	(2)	–	–
Net Increase/(Decrease) in Fund Shares	(281)	(15,617)	(3,078)	3	1	111*	4	2	169*	(2)	4	150*
Shares Outstanding, Beginning of Period	5,485	21,102	24,180	1	–	–	2	–	–	4	–	–
Shares Outstanding, End of Period	5,204	5,485	21,102	4	1	111*	6	2	169*	2	4	150*

*	Shares are not in thousands.
(1)	Period from November 1 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(5)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Risk-Managed Core Fund	$277,589,590	$298,865,582	$–	$–
INTECH Risk-Managed Growth Fund	342,421,183	499,824,128	–	–
INTECH Risk-Managed International Fund	28,257,239	14,663,624	–	–
INTECH Risk-Managed Value Fund	104,300,571	95,376,899	–	–

Janus Risk-Managed Funds | 89

Notes to Financial Statements (continued)

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares of INTECH Risk-Managed Core Fund were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, INTECH Risk-Managed Core Fund acquired all of the net assets of Janus Adviser INTECH Risk-Managed Core Fund pursuant to a plan of reorganization approved by the Trustees of the Trust. The reorganization was accomplished by a tax-free exchange of shares of Janus Adviser INTECH Risk-Managed Core Fund in the amount of 8,208,584 shares (valued at $74,176,255) for the 8,007,695 shares of INTECH Risk-Managed Core Fund, including $2,376,861 of unrealized appreciation. The aggregate net assets of INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Core Fund immediately before the reorganization were $209,095,390 and $74,176,255, respectively. The aggregate net assets immediately after the reorganization were $283,271,645.

11.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

13.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Funds that it incurs for providing administration services to the Funds (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

90 | JUNE 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (four of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2011 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2011

Janus Risk-Managed Funds | 91

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

92 | JUNE 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

Janus Risk-Managed Funds | 93

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

94 | JUNE 30, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended June 30, 2011:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

INTECH Risk-Managed International Fund	$15,795	$237,417

Dividends Received Deduction Percentage

Fund

INTECH Risk-Managed Core Fund	100%
INTECH Risk-Managed Growth Fund	100%
INTECH Risk-Managed International Fund	0%
INTECH Risk-Managed Value Fund	100%

Qualified Dividend Income

Fund

INTECH Risk-Managed Core Fund	100%
INTECH Risk-Managed Growth Fund	100%
INTECH Risk-Managed International Fund	100%
INTECH Risk-Managed Value Fund	100%

Janus Risk-Managed Funds | 95

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	51	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General Partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	51	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

96 | JUNE 30, 2011

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	51	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of Remedy Temp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	51	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	51*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	51	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (“JCF“), an offshore product, consisting of 20 funds. Including JCF and the 51 funds comprising the Janus funds, Mr. Mullen oversees 71 funds.

Janus Risk-Managed Funds | 97

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	51	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

98 | JUNE 30, 2011

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Risk-Managed Funds | 99

Notes

100 | JUNE 30, 2011

Notes

Janus Risk-Managed Funds | 101

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-106	125-02-93006 08-11

ANNUAL REPORT

June 30, 2011

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

Economy: A Bumpy Ride Ahead

During the second quarter, the problems plaguing the economic recovery over the past two years seemed to come back to life. Renewed concerns about housing and employment, mounting worries about government balance sheets and geopolitical turmoil prompted sharp declines in GDP growth projections from 4% at the beginning of the year to a more pragmatic 2-3% at quarter end. We see risk to the downside as the economy works through this soft patch. We have maintained a cautious stance for quite some time, and our portfolios remain defensively positioned to help navigate the bumpy ride that we think lies ahead.

While the economy could stall at this point, we think it is more probable that it will downshift back into a very slow-growth mode. Still, we remain concerned about a number of critical issues. The unemployment rate has ticked up above 9% again. The housing market continues to fall. And with food and energy prices climbing, it’s doubtful that consumers will start spending at the levels required to lift the economy out of its doldrums anytime soon. Debt remains a significant problem as well. There has been a tremendous amount of debate and partisan posturing in Washington about balancing the budget and getting spending under control. Yet there has been little action to solve the nation’s balance sheet woes. The Federal Reserve (Fed), meanwhile, has flooded the U.S. system with liquidity to keep the economic recovery alive. We suspect the prospects of more quantitative easing – the program of purchasing bonds by the Fed – may grow stronger if the economy continues to slow. This could provide a short-term boost to the markets, but long term it just kicks the can farther down the road.

Equities: Valuations Appear Attractive

Despite the challenging environment, equities generally appear to be reasonably valued, and we continue to believe stocks offer the most compelling long-term growth prospects relative to other asset classes. At quarter end, the S&P 500 Index was trading at 13.5 times forward earnings estimates, which seems reasonable in the current low interest rate climate. Sizable cash holdings have kept corporate balance sheets strong and should continue to allow for dividend increases, share buybacks and more merger activity – all of which we view as constructive for today’s pricing levels.

Looking ahead, the real question is what will drive earnings into 2012. Net margins remain near record highs, and there is a wide gap between current profits and what we would consider normalized earnings. We are big believers in reversion to the mean and expect a contraction at some point. If top-line revenue growth doesn’t begin to materialize soon, valuations could suffer.

With this in mind, we have maintained our positions in historically defensive sectors such as healthcare and consumer staples, where the earnings picture is less murky. We have remained overweight in technology but have been focusing on names with limited exposure to the consumer. The energy sector has also yielded some opportunity, but with the economic slowdown in both China and the U.S., we have been factoring in a higher probability of lower pricing. Where we are finding value is in the oil services industry, with firms benefiting from strong pricing power dynamics.

Across sectors, we have continued to identify greater potential in large cap stocks, especially those paying healthy dividends. In our opinion, this segment offers less absolute risk relative to smaller cap equities. In addition, we have maintained our strong bias to financially strong companies with solid balance sheets and stable, recurring free cash flows. Historically, these types of high-quality investments have been able to weather volatile market conditions better than low-quality stocks. Our strict, research-driven methodology can sometimes lead to lagging relative performance when market euphoria runs rampant. However, this approach generally has outperformed in difficult markets, a trend that has proven true during the recent selloff.

As we navigate the current challenges, we want to thank you for the confidence you have placed in Perkins Investment Management. Our portfolio team continues to be firmly committed to our time-tested value discipline and remains heavily invested in our strategies alongside our

Janus Value Funds | 1

Continued

clients. We look forward to providing strong performance on all of our behalf for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

The opinions are those of the author as of June 30, 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Any portfolio risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Perkins Investment Management LLC is an indirect subsidiary of Janus Capital Group Inc. and serves as the sub-adviser on certain products.

2 | JUNE 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least November 1, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher.

Janus Value Funds | 3

More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2011

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
The fund seeks to invest in what we believe are fundamentally and financially strong larger capitalization companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

During the twelve months ended June 30, 2011, Perkins Large Cap Value Fund’s Class I Shares returned 26.57% while its benchmark, the Russell 1000 Value Index, returned 28.94% and the overall market as represented by the S&P 500 was up 30.69%. However, our stocks performed better than the benchmark, but in an exceptionally strong market, our single digit allocation to cash brought the total return to below the index.

Market Environment

The overall U.S. equity market was strong due to generally improving economic data and the Federal Reserve’s (the “Fed”) second round of quantitative easing (QE2) during the period’s first half. The rally continued, albeit more slowly, over the next four months despite significant global events, such as political unrest in the Middle East and North Africa and the tragic earthquake and tsunami in Japan. We saw this strength as a function of good corporate earnings reports and, more importantly, the attractive valuations of stocks relative to abnormally low interest rates. This combination led to a reversal of recent years’ heavy flow out of stocks into bonds. Late in the period, systemic problems plaguing the economic recovery over the past two years seemed to come back to life, and suddenly even the market optimists weren’t so optimistic. Renewed concerns about housing and employment markets, mounting worries about overleveraged government balance sheets, flare-ups of geopolitical turmoil and political gridlock, growing inflation fears and weaker consumer spending and manufacturing activity were all enough to prompt sharp declines in consensus gross domestic product (GDP) growth projections from 4% early in the year to a more pragmatic 2-3% at period end.

Holdings That Detracted from Performance

Our holdings in consumer discretionary, information technology and energy were the largest relative detractors from performance. Technology bellwether Cisco Systems declined 26% as cuts in government IT purchases impacted sales and gross margins came in worse than expected. During the period, we modestly added to our position based on our belief that Cisco’s margins have stabilized and as a leader in its field the company should benefit from a rebound in enterprise spending. Cisco also has $4 per share of net cash on its balance sheet and sold at period end at a price-to-earnings multiple of 10x (net of cash 8x) estimated 2011 earnings.

The European debt crisis, uncertainty regarding capital rules, and headline risk on mortgage putbacks (forced repurchases of mortgages by originators from the entities currently holding the mortgage securities) all weighed on the shares of Bank of America. Additionally, bank profitability is being challenged by the lack of loan demand and the very low interest rate environment. We reduced our holdings in the stock given these issues and reinvested the proceeds in other regional banks with better earnings outlooks in our opinion.

Hewlett-Packard was weaker due to management turnover in the CEO role, weakening PC demand, and because the company embarked on acquisitions that appear to be expensive. We believe the balance sheet and free cash flows are healthy, so we slightly added to our position during the period.

Holdings that Contributed to Performance

Our stock selection and underweight in financials were the primary contributors to relative performance. Within financials, Discover recorded exceptional gains during the period. The company continues to execute by reporting another solid quarter as credit quality improves, and the

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

company increased earnings guidance and announced a $1 billion share buyback. It remains a larger holding given its strong capital position, considerable franchise value, and an attractive valuation at less than 10x 2011 estimated earnings at period end.

Energy was the best performing sector within the index as oil prices rose to over $100 per barrel due to turmoil in the Middle East. Stocks such as Exxon Mobil benefitted. Exxon Mobil is one of our largest positions given the company’s historically strong balance sheet, extensive natural gas assets, and the stock’s attractive valuation as it had lagged peers.

Pharmaceutical giant Pfizer was strong on news that it might spin off some non-core assets. We continue to like the stock based on its valuation (trading at less than10x estimated 2011 earnings at period end) and its well covered dividend of approximately 4%. Additionally, the new product pipeline has had recent positive developments, and the company has continued to cut costs following its 2009 acquisition of Wyeth.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook

Despite challenges, equities still generally appear to be reasonably valued, and we believe stocks continue to offer the most compelling long-term growth prospects relative to other asset classes. At period end, the S&P 500 Index was trading at less than 14x estimated 2011 earnings, which doesn’t seem excessive in the current low interest rate climate. Sizable cash holdings have kept most corporate balance sheets strong and should continue to allow for dividend increases, share buybacks and more merger activity, all of which we view as constructive for the stock market.

Looking ahead, however, the real question is, what will drive earnings toward year end and into 2012? Net margins remain near record highs, and the positive effects of cost cutting are waning. Many firms are also now facing higher raw material costs without the pricing power to pass these increases along to consumers. If top-line revenue growth doesn’t begin to materialize soon, margins could revert to their long term mean.

With this in mind, we remain overweight in defensive sectors such as health care and consumer staples, where the earnings picture is less murky in our opinion. In financials, we have selectively added to our regional bank exposure as many of these stocks are flat to down over the past 18 months yet seem adequately capitalized, have been selling at less than 10x estimated 2012 earnings and have 3-5% normalized dividend yields. The energy sector has also yielded some opportunity, but with the economic slowdown in both the U.S. and possibly China, we have been concerned about possible earnings disappointments in exploration and production companies. We are finding value in the oil services industry, with firms benefitting from strong pricing power dynamics.

We believe that high quality large capitalization stocks are especially attractive as many sell at below market valuations. With superior balance sheets these stocks offer less absolute risk than the market and have a competitive advantage in a deleveraging economy.

Our aversion toward financial leverage and cash flow inconsistency, as well as our pragmatic and price sensitive approach can sometimes lead to lagging performance when market euphoria – and low-quality stock momentum – runs rampant, as it did at times last year. However, our approach generally has outperformed in difficult markets, a trend that again proved to be true during the recent stock selloff. While it is currently unclear if high-quality stocks will continue to take a leadership position coming out of the latest downturn, we believe our focus on these types of securities will lead to stronger risk-adjusted performance over the long term. By seeking to protect against capital losses in market declines and capture solid absolute returns during market rallies, we have been able to maximize the effects of compounding and deliver attractive performance across full market cycles relative to our portfolio benchmarks and peers.

Thank you for your co-investment with us in Perkins Large Cap Value Fund.

6 | JUNE 30, 2011

(unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Exxon Mobil Corp.	1.13%
Discover Financial Services	1.01%
Pfizer, Inc.	0.87%
Freeport-McMoRan Copper & Gold, Inc. – Class B	0.76%
AT&T, Inc.	0.74%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.40%
Bank of America Corp.	–0.26%
Hewlett-Packard Co.	–0.24%
Staples, Inc.	–0.23%
Forest Oil Corp.	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	6.08%	24.12%	27.25%
Energy	6.01%	12.69%	12.27%
Health Care	4.99%	14.72%	12.90%
Industrials	3.87%	10.47%	9.11%
Consumer Staples	2.47%	9.72%	9.97%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.12%	1.86%	7.05%
Materials	1.19%	2.86%	3.07%
Consumer Discretionary	1.76%	7.59%	7.79%
Telecommunication Services	1.96%	5.61%	5.07%
Information Technology	2.19%	10.36%	5.52%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

AT&T, Inc. Telephone – Integrated	1.6%
JPMorgan Chase & Co. Diversified Banking Institutions	1.5%
PNC Financial Services Group, Inc. Super-Regional Banks	1.5%
Pfizer, Inc. Medical – Drugs	1.4%
Vodafone Group PLC (ADR) Cellular Telecommunications	1.4%

7.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of June 30, 2010

8 | JUNE 30, 2011

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2011			Expense Ratios – per the October 28, 2010 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	26.21%	16.64%	1.32%	1.29%

MOP	18.90%	13.90%

Perkins Large Cap Value Fund – Class C Shares

NAV	25.21%	15.74%	2.09%	2.04%

CDSC	23.99%	15.74%

Perkins Large Cap Value Fund – Class D Shares(1)	26.41%	16.24%	1.16%	1.16%

Perkins Large Cap Value Fund – Class I Shares	26.57%	16.95%	1.08%	1.04%

Perkins Large Cap Value Fund – Class S Shares	26.01%	16.40%	1.65%	1.54%

Perkins Large Cap Value Fund – Class T Shares	26.37%	16.50%	1.29%	1.29%

Russell 1000® Value Index	28.94%	16.51%

Lipper Quartile – Class I Shares	3rd	3rd

Lipper Ranking – based on total returns for Large-Cap Core Funds	792/1072	645/992

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 9

Perkins Large Cap Value Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each corresponding class of shares of Janus Adviser Perkins Large Cap Value Fund (the “JAD predecessor fund”) into each respective share class of the Fund. Performance shown for each class for periods prior to July 6, 2009 reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for the period July 6, 2009 to December 31, 2009, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the period prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

10 | JUNE 30, 2011

(unaudited)

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,051.00	$5.54

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,047.10	$9.59

Hypothetical (5% return before expenses)	$1,000.00	$1,015.42	$9.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,052.00	$4.48

Hypothetical (5% return before expenses)	$1,000.00	$1,020.43	$4.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,052.70	$3.82

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,050.50	$6.36

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,052.10	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.88	$4.96

†	Expenses are equal to the annualized expense ratio of 1.09% for Class A Shares, 1.89% for Class C Shares, 0.88% for Class D Shares, 0.75% for Class I Shares, 1.25% for Class S Shares and 0.99% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Value Funds | 11

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Common Stock – 92.1%
Aerospace and Defense – 2.4%
12,200	General Dynamics Corp.	$909,144
20,000	Raytheon Co.	997,000
21,000	Rockwell Collins, Inc.	1,295,490
		3,201,634
Aerospace and Defense – Equipment – 0.6%
10,000	United Technologies Corp.	885,100
Agricultural Chemicals – 0.7%
14,000	Mosaic Co.	948,220
Applications Software – 1.1%
56,000	Microsoft Corp.	1,456,000
Beverages – Non-Alcoholic – 1.0%
4,000	Coca-Cola Co.	269,160
16,000	PepsiCo, Inc.	1,126,880
		1,396,040
Brewery – 1.1%
32,000	Molson Coors Brewing Co. – Class B	1,431,680
Cable/Satellite Television – 0.5%
25,500	Comcast Corp. – Class A	646,170
Cellular Telecommunications – 1.4%
69,500	Vodafone Group PLC (ADR)	1,857,040
Commercial Banks – 0.9%
44,000	BB&T Corp.	1,180,960
Commercial Services – Finance – 1.0%
66,000	Western Union Co.	1,321,980
Computer Services – 0.9%
6,800	International Business Machines Corp.	1,166,540
Computers – 0.6%
22,000	Hewlett-Packard Co.	800,800
Consumer Products – Miscellaneous – 0.4%
7,800	Kimberly-Clark Corp.	519,168
Cosmetics and Toiletries – 1.2%
25,500	Procter & Gamble Co.	1,621,035
Diversified Banking Institutions – 2.7%
58,000	Bank of America Corp.	635,680
7,500	Goldman Sachs Group, Inc.	998,175
50,000	JPMorgan Chase & Co.	2,047,000
		3,680,855
Diversified Operations – 3.7%
6,500	3M Co.	616,525
79,000	General Electric Co.	1,489,940
23,000	Illinois Tool Works, Inc.	1,299,270
32,000	Tyco International, Ltd. (U.S. Shares)	1,581,760
		4,987,495
Electric – Integrated – 1.5%
16,100	Entergy Corp.	1,099,308
33,000	PPL Corp.	918,390
		2,017,698
Electronic Components – Miscellaneous – 0.5%
21,000	Garmin, Ltd.	693,630
Electronic Components – Semiconductors – 0.7%
42,000	Intel Corp.	930,720
Electronic Forms – 0.6%
24,000	Adobe Systems, Inc.*	754,800
Engineering – Research and Development Services – 1.2%
14,000	KBR, Inc.	527,660
26,000	URS Corp.*	1,163,240
		1,690,900
Fiduciary Banks – 1.3%
39,500	State Street Corp.	1,781,055
Finance – Credit Card – 1.3%
65,500	Discover Financial Services	1,752,125
Finance – Investment Bankers/Brokers – 0.4%
27,000	TD Ameritrade Holding Corp.	526,770
Food – Miscellaneous/Diversified – 1.9%
25,000	General Mills, Inc.	930,500
50,000	Unilever PLC (ADR)	1,619,500
		2,550,000
Food – Retail – 0.6%
34,500	Kroger Co.	855,600
Food – Wholesale/Distribution – 0.7%
29,500	Sysco Corp.	919,810
Gold Mining – 1.1%
32,000	Goldcorp, Inc. (U.S. Shares)	1,544,640
Industrial Audio and Video Products – 0.5%
15,000	Dolby Laboratories, Inc.*	636,900
Instruments – Scientific – 1.1%
22,500	Thermo Fisher Scientific, Inc.*	1,448,775
Internet Infrastructure Software – 0.3%
14,000	Akamai Technologies, Inc.*	440,580
Internet Security – 0.6%
41,000	Symantec Corp.*	808,520
Investment Management and Advisory Services – 2.3%
23,000	Ameriprise Financial, Inc.	1,326,640
5,500	Franklin Resources, Inc.	722,095
44,000	INVESCO, Ltd.	1,029,600
		3,078,335
Machinery – Farm – 0.4%
6,000	Deere & Co.	494,700
Medical – Biomedical and Genetic – 2.2%
21,000	Amgen, Inc.*	1,225,350
14,000	Gilead Sciences, Inc.*	579,740
23,000	Life Technologies Corp.*	1,197,610
		3,002,700
Medical – Drugs – 4.9%
31,400	Abbott Laboratories	1,652,268
45,000	Merck & Co., Inc.	1,588,050
24,000	Novartis A.G. (ADR)	1,466,640
95,000	Pfizer, Inc.	1,957,000
		6,663,958
Medical – Generic Drugs – 0.7%
20,000	Teva Pharmaceutical S.P. (ADR)	964,400
Medical – HMO – 0.5%
8,000	WellPoint, Inc.	630,160
Medical – Wholesale Drug Distributors – 0.4%
6,000	McKesson Corp.	501,900

See Notes to Schedules of Investments and Financial Statements.

12 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Medical Instruments – 1.2%
31,000	Medtronic, Inc.	$1,194,430
10,000	St. Jude Medical, Inc.	476,800
		1,671,230
Medical Labs and Testing Services – 0.5%
7,000	Laboratory Corp. of America Holdings*	677,530
Medical Products – 2.6%
15,500	Becton, Dickinson and Co.	1,335,635
21,500	Johnson & Johnson	1,430,180
12,000	Zimmer Holdings, Inc.*	758,400
		3,524,215
Metal – Aluminum – 0.6%
48,500	Alcoa, Inc.	769,210
Metal – Copper – 0.7%
17,500	Freeport-McMoRan Copper & Gold, Inc. – Class B	925,750
Multi-Line Insurance – 1.2%
53,000	Allstate Corp.	1,618,090
Multimedia – 1.7%
33,800	News Corp. – Class A	598,260
21,000	Time Warner, Inc.	763,770
8,000	Viacom, Inc. – Class B	408,000
14,000	Walt Disney Co.	546,560
		2,316,590
Networking Products – 0.7%
61,000	Cisco Systems, Inc.	952,210
Non-Hazardous Waste Disposal – 1.0%
45,500	Republic Services, Inc.	1,403,675
Oil – Field Services – 0.2%
4,000	Schlumberger, Ltd. (U.S. Shares)	345,600
Oil and Gas Drilling – 0.5%
14,000	Ensco International PLC (ADR)	746,200
Oil Companies – Exploration and Production – 7.5%
14,000	Anadarko Petroleum Corp.	1,074,640
3,100	Apache Corp.	382,509
12,500	Devon Energy Corp.	985,125
14,000	EQT Corp.	735,280
26,500	Forest Oil Corp.*	707,815
18,500	Noble Energy, Inc.	1,658,155
5,700	Occidental Petroleum Corp.	593,028
21,000	Plains Exploration & Production Co.*	800,520
33,000	QEP Resources, Inc.	1,380,390
35,000	Southwestern Energy Co.*	1,500,800
8,200	Ultra Petroleum Corp. (U.S. Shares)*	375,560
		10,193,822
Oil Companies – Integrated – 2.6%
5,500	Chevron Corp.	565,620
22,000	Exxon Mobil Corp.	1,790,360
16,000	Hess Corp.	1,196,160
		3,552,140
Oil Field Machinery and Equipment – 0.6%
10,500	National Oilwell Varco, Inc.	821,205
Pipelines – 1.1%
14,000	Enterprise Products Partners L.P.	604,940
30,000	Kinder Morgan, Inc.	861,900
		1,466,840
Property and Casualty Insurance – 1.3%
18,000	Chubb Corp.	1,126,980
11,500	Travelers Cos., Inc.	671,370
		1,798,350
Publishing – Books – 0.6%
30,000	Reed Elsevier N.V.	808,800
Reinsurance – 2.9%
18,000	Berkshire Hathaway, Inc. – Class B*	1,393,020
16,000	Everest Re Group, Ltd.	1,308,000
17,000	PartnerRe, Ltd.	1,170,450
		3,871,470
REIT – Apartments – 0.2%
4,000	Equity Residential	240,000
REIT – Diversified – 0.4%
25,000	Weyerhaeuser Co.	546,500
REIT – Office Property – 0.5%
6,000	Boston Properties, Inc.	636,960
REIT – Regional Malls – 0.2%
2,712	Simon Property Group, Inc.	315,216
REIT – Storage – 0.2%
3,000	Public Storage	342,030
Retail – Apparel and Shoe – 0.4%
31,000	Gap, Inc.	561,100
Retail – Building Products – 0.4%
22,000	Lowe’s Cos., Inc.	512,820
Retail – Consumer Electronics – 0.4%
15,500	Best Buy Co., Inc.	486,855
Retail – Discount – 1.8%
25,000	Target Corp.	1,172,750
24,500	Wal-Mart Stores, Inc.	1,301,930
		2,474,680
Retail – Drug Store – 0.6%
23,000	CVS Caremark Corp.	864,340
Retail – Office Supplies – 0.7%
60,000	Staples, Inc.	948,000
Retail – Regional Department Stores – 1.0%
27,500	Kohl’s Corp.	1,375,275
Retail – Restaurants – 0.4%
7,000	McDonald’s Corp.	590,240
Savings/Loan/Thrifts – 0.9%
58,000	People’s United Financial, Inc.	779,520
30,000	Washington Federal, Inc.	492,900
		1,272,420
Semiconductor Equipment – 0.6%
58,000	Applied Materials, Inc.	754,580
Super-Regional Banks – 4.6%
34,000	PNC Financial Services Group, Inc.	2,026,740
45,000	SunTrust Banks, Inc.	1,161,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 13

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Super-Regional Banks – (continued)

61,000	U.S. Bancorp.	$1,556,110
52,000	Wells Fargo & Co.	1,459,120
		6,202,970
Telephone – Integrated – 3.5%
70,500	AT&T, Inc.	2,214,405
42,000	CenturyLink, Inc.	1,698,060
21,500	Verizon Communications, Inc.	800,445
		4,712,910
Transportation – Railroad – 0.5%
12,000	Kansas City Southern*	711,960
Transportation – Services – 0.5%
7,500	FedEx Corp.	711,375
Wireless Equipment – 0.5%
11,500	Qualcomm, Inc.	653,085
X-Ray Equipment – 0.4%
24,000	Hologic, Inc.*	484,080

Total Common Stock (cost $111,298,552)		124,649,716

Repurchase Agreement – 8.3%
$11,260,000	ING Financial Markets LLC, 0.1000% dated 6/30/11, maturing 7/1/11 to be repurchased at $11,260,003 collateralized by $12,431,000 in U.S. Treasuries 0.0000% – 2.1250% 7/15/14 – 2/15/41 with a value of $11,485,286 (cost $11,260,000)	11,260,000

Total Investments (total cost $122,558,552) – 100.4%		135,909,716

Liabilities, net of Cash, Receivables and Other Assets– (0.4)%		(590,528)

Net Assets – 100%		$135,319,188

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,508,050	2.6%
Canada	1,920,200	1.4%
Israel	964,400	0.7%
Netherlands	808,800	0.6%
Netherlands Antilles	345,600	0.3%
Switzerland	3,742,030	2.7%
United Kingdom	4,222,740	3.1%
United States††	120,397,896	88.6%

Total	$135,909,716	100.0%

††	Includes Cash Equivalents (80.3% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

14 | JUNE 30, 2011

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager

Performance Overview

During the twelve months ended June 30, 2011, Perkins Mid Cap Value Fund’s Class T Shares returned 25.24% as compared to a 34.28% return for its benchmark, the Russell Midcap Value Index, and 30.69% for the broader market S&P 500 Index. The majority of the relative underperformance came in the first six months as the more volatile, lower quality stocks continued their strong rebound off the early 2009 market lows. Our stocks were slightly behind the benchmark. However in an exceptionally strong market, cash and our small investment in index puts were larger drivers of the Fund’s underperformance. Although the Fund lagged its benchmark, its absolute return was very good. In the past we sometimes have underperformed strong markets, but have compounded returns at an above average rate due in large part to our consistent ability to reduce risk in declining markets.

Economic Environment

The overall U.S. equity market was strong amid generally improving economic data and the Federal Reserve’s (the “Fed”) second round of quantitative easing (QE2) during the period’s first half. The rally continued, albeit more slowly, over the next four months despite significant global events, such as political unrest in the Middle East and North Africa and the tragic earthquake and tsunami in Japan. We saw this strength as a function of good corporate earnings reports and, more importantly, the attractive valuations of stocks relative to abnormally low interest rates. This combination led to a reversal of recent years’ heavy flow out of stocks into bonds. Late in the period, systemic problems plaguing the economic recovery over the past two years seemed to come back to life, and suddenly even the market optimists weren’t so optimistic. Renewed concerns developed about housing and employment, mounting worries about overleveraged government balance sheets, flare-ups of geopolitical turmoil and political grid lock, growing inflation fears and weaker consumer spending and manufacturing activity. These issues were all enough to prompt sharp declines in consensus gross domestic product (GDP) growth projections of from 3-4% at the beginning of the year to a more pragmatic 2-3% at period end. Economic projections will ebb and flow, but at the end of the day this recovery is likely to be muted by the long term deleveraging which is still in process, in our opinion.

Holdings That Detracted from Performance

The consumer discretionary sector was our biggest relative detractor in the period, as we were early buying a few stocks that have had some disappointing releases primarily driven by what we believe to be short-term issues. Aeropostale, a new holding, declined 27% after reporting higher than expected inventories as new products failed to resonate with shoppers. We reduced our position in the stock, as we are concerned that the company’s above industry average margins could have further to fall leading to more negative releases. Another new holding, Staples, was also a key detractor within the sector and Fund overall. We added to our position as the company has a strong balance sheet and cash flow, sold at period end at 11x 2011earnings estimates, and could be a beneficiary of industry consolidation.

Technology bellwether Cisco Systems underperformed as cuts in government information technology purchases impacted sales. We modestly added to our holding, as we consider the company a leader in its field, has $4 per share of net cash on its balance sheet, sells at a price-to-earnings multiple of 10x (8x minus cash) 2011 estimated earnings, and because we believe it should benefit from a rebound in enterprise spending.

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

Holdings That Contributed to Performance

Discover was the top contributor for period. The company continued to execute by reporting another solid quarter, raising estimates and announcing a $1 billion share buyback. We trimmed our position on strength but it remains a top holding given its historically strong capital position, considerable franchise value, and relatively attractive valuation at less than 10x 2011’s estimated earnings.

Within materials, copper producer Freeport-McMoRan continued its rally from depressed levels in mid-year 2010. Like many commodity prices, copper continued its trend higher given high emerging market demand, particularly from China. Freeport benefited as it is one of the few direct plays on copper. The company is a low cost producer, has a solid balance sheet and robust free cash flow in our view.

The energy sector was the best performing for the period, as commodity prices headed higher. National Oilwell rebounded from depressed levels (at which point we significantly increased our holding) related to the 2010 Gulf of Mexico oil disaster. Despite the stock’s strong free cash flow generation and healthy balance sheet, we have reduced our position on the rally as the risk/reward has become less attractive to us.

As merger and acquisition (M&A) activity has picked up, our portfolio has benefited. Among the larger positions in our Fund that had deals announced were: Genzyme, Beckman Coulter, Constellation Energy, and National Health Properties. Historically, our Fund has benefited from M&A activity, which is affirmation of our process in identifying attractive undervalued assets. We expect a higher level of corporate activity which we believe will continue to be a tailwind for our performance.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes (making an investment in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues. We believe that these puts provide some insurance against the small but real possibility of a significant market disruption from sovereign risk compounded by contagion and trillions of dollars of derivatives. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide steady, above average long-term investment returns on both an absolute and relative basis. In aggregate, these positions detracted from the Fund’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook and Positioning

Despite challenges, equities still generally appear to be reasonably valued, and we believe stocks continue to offer the most compelling long-term growth prospects relative to other asset classes. At period end, the S&P 500 Index was trading at less than 14x estimated 2011 earnings, which doesn’t seem excessive in the current low interest rate climate. Sizable cash holdings have kept most corporate balance sheets strong and should continue to allow for dividend increases, share buybacks and more merger activity, all of which we view as constructive for the stock market.

Looking ahead, however, the real question is what will drive earnings toward year end and into 2012? Net margins remain near record highs, and the positive effects of cost cutting are waning. Many firms are also now facing higher raw material costs without the pricing power to pass these increases along to consumers. If top-line revenue growth doesn’t begin to materialize soon, margins could revert to their long term mean.

With this in mind, we remain overweight in defensive sectors such as health care and consumer staples, where the earnings picture is less murky in our opinion. We are also overweight in technology but have been focusing on low-beta (less volatile) names, as it appears that the sector has reached the later innings of the positive enterprise spending that has helped drive recent profitability gains. In financials, we have selectively added to our regional bank exposure as many of these stocks are flat to down over the past 18 months yet seem adequately capitalized, are selling at less than 10x 2012 projected earnings and have 3-5% normalized dividend yields. The energy sector has also yielded some opportunity, but with the economic slowdown in both the U.S. and possibly China, we have been concerned about possible earnings disappointments in some exploration and production companies. We are finding value in the oil services industry, with firms benefitting from strong pricing power dynamics.

Across sectors, we have continued to identify greater potential in larger cap stocks, especially those paying healthy dividends. In our opinion, this segment of the market offers less absolute risk relative to smaller cap equities. As mentioned above, we believe the economy will be facing deleveraging headwinds for the next few years and that these financially stronger companies will have a competitive advantage in that environment.

16 | JUNE 30, 2011

(unaudited)(closed to new investors)

Our aversion toward financial leverage and cash flow inconsistency, as well as our pragmatic and price sensitive approach can sometimes lead to lagging performance when market euphoria – and low-quality stock momentum – runs rampant, as it did at times over the last two years. However, our approach generally has outperformed in difficult markets, a trend that again proved to be true during the recent stock selloff. While it is currently unclear if high-quality stocks will continue to take a leadership position coming out of the latest downturn, we believe our focus on these types of securities will lead to stronger risk-adjusted performance over the long term. By seeking to protect against capital losses in market declines and capture solid absolute returns during market rallies, we have been able to maximize the effects of compounding and deliver attractive performance across full market cycles relative to our portfolio benchmarks.

Thank you for your co-investment in Perkins Mid Cap Value Fund.

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Discover Financial Services	1.11%
Freeport-McMoRan Copper & Gold, Inc.	0.84%
National Oilwell Varco, Inc.	0.72%
Cabot Oil & Gas Corp.	0.61%
Kansas City Southern	0.56%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.37%
Staples, Inc.	–0.24%
Aeropostale, Inc.	–0.18%
H&R Block, Inc.	–0.16%
Forest Oil Corp.	–0.15%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)**	Index Weighting

Financials	6.14%	24.46%	29.44%
Energy	5.44%	12.23%	11.05%
Industrials	4.93%	12.02%	10.37%
Health Care	4.90%	12.97%	5.36%
Information Technology	3.30%	12.07%	6.35%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)**	Index Weighting

Utilities	0.36%	2.14%	12.36%
Telecommunication Services	0.55%	2.16%	2.04%
Consumer Staples	2.40%	8.21%	6.88%
Materials	2.43%	5.24%	5.34%
Consumer Discretionary	2.61%	11.12%	10.81%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Excludes (2.62)% weighting in Other, which is not a GICS classified sector.

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Discover Financial Services Finance – Credit Card	1.5%
URS Corp. Engineering – Research and Development Services	1.4%
Noble Energy, Inc. Oil Companies – Exploration and Production	1.3%
State Street Corp. Fiduciary Banks	1.3%
QEP Resources, Inc. Oil Companies – Exploration and Production	1.3%

6.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of June 30, 2010

18 | JUNE 30, 2011

(unaudited)(closed to new investors)

Performance

Average Annual Total Return – for the periods ended June 30, 2011					Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	25.04%	6.12%	8.55%	12.75%	1.17%	1.17%

MOP	17.86%	4.87%	7.91%	12.23%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	24.11%	5.35%	7.78%	12.04%	1.91%	1.91%

CDSC	22.87%	5.35%	7.78%	12.04%

Perkins Mid Cap Value Fund – Class D Shares(1)	25.40%	6.36%	8.75%	12.91%	0.91%	0.91%

Perkins Mid Cap Value Fund – Class I Shares(1)	25.46%	6.33%	8.73%	12.90%	0.83%	0.83%

Perkins Mid Cap Value Fund – Class L Shares(1)	25.54%	6.54%	8.94%	13.06%	1.00%	1.00%

Perkins Mid Cap Value Fund – Class R Shares(1)	24.64%	5.74%	8.16%	12.42%	1.52%	1.52%

Perkins Mid Cap Value Fund – Class S Shares(1)	24.91%	6.00%	8.43%	12.65%	1.27%	1.27%

Perkins Mid Cap Value Fund – Class T Shares(1)	25.24%	6.33%	8.73%	12.90%	1.02%	1.02%

Russell Midcap® Value Index	34.28%	4.01%	8.42%	8.68%

Lipper Quartile – Class T Shares	4th	1st	1st	1st

Lipper Ranking – based on total returns for Multi-Cap Core Funds	739/826	43/605	9/294	2/158

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Value Funds | 19

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Share and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Janus Services LLC has agreed to waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services LLC or Janus Capital without prior notification to shareholders. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s Class J Shares). If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

20 | JUNE 30, 2011

(unaudited)(closed to new investors)

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

The performance shown for Class L Shares for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class T Shares (formerly named Class J Shares) of the Fund commenced operations with the Fund’s inception. The performance shown for Class T Shares for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s Class J Shares).

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 12, 1998
(1)	Effective December 31, 2010, Perkins Mid Cap Value Fund is closed to certain new investors. Please see current prospectus for details.

Janus Value Funds | 21

Perkins Mid Cap Value Fund (unaudited)(closed to new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,048.80	$5.99

Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,045.80	$9.38

Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,050.50	$4.22

Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,050.50	$4.22

Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,051.50	$3.61

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,047.50	$7.41

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,048.30	$6.15

Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,050.10	$4.88

Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

†	Expenses are equal to the annualized expense ratio of 1.18% for Class A Shares, 1.85% for Class C Shares, 0.83% for Class D Shares, 0.83% for Class I Shares, 0.71% for Class L Shares, 1.46% for Class R Shares, 1.21% for Class S Shares and 0.96% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

22 | JUNE 30, 2011

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Common Stock – 92.9%
Aerospace and Defense – 0.9%
2,200,000	Rockwell Collins, Inc.	$135,718,000
Agricultural Chemicals – 0.5%
1,150,000	Mosaic Co.	77,889,500
Appliances – 0.4%
800,000	Whirlpool Corp.	65,056,000
Applications Software – 0.6%
3,000,000	Microsoft Corp.	78,000,000
447,637	Progress Software Corp.*	10,801,481
		88,801,481
Brewery – 1.3%
4,300,000	Molson Coors Brewing Co. – Class B	192,382,000
Building – Residential and Commercial – 0.6%
1,000,000	Lennar Corp. – Class A	18,150,000
2,700,270	M.D.C. Holdings, Inc.£	66,534,653
		84,684,653
Cable/Satellite Television – 0.3%
1,800,000	Comcast Corp. – Class A	45,612,000
Casino Services – 0.5%
1,800,000	Bally Technologies, Inc.*	73,224,000
Cellular Telecommunications – 1.0%
5,600,485	Vodafone Group PLC (ADR)	149,644,959
Chemicals – Diversified – 0.5%
850,571	FMC Corp.	73,166,117
Chemicals – Specialty – 0.2%
200,000	Lubrizol Corp.	26,854,000
Commercial Banks – 1.3%
1,250,075	M&T Bank Corp.	109,944,096
5,800,000	TCF Financial Corp.	80,040,000
		189,984,096
Commercial Services – Finance – 1.7%
1,400,000	Global Payments, Inc.	71,400,000
8,800,000	Western Union Co.	176,264,000
		247,664,000
Computer Services – 0.2%
1,000,000	SRA International, Inc.*,£	30,920,000
Computers – 0.3%
1,250,500	Hewlett-Packard Co.	45,518,200
Computers – Integrated Systems – 0.8%
2,500,000	Diebold, Inc.	77,525,000
1,400,000	Jack Henry & Associates, Inc.	42,014,000
		119,539,000
Containers – Metal and Glass – 0.1%
500,000	Ball Corp.	19,230,000
Containers – Paper and Plastic – 0.6%
2,411,055	Packaging Corp. of America	67,485,430
800,242	Temple-Inland, Inc.**	23,799,197
		91,284,627
Diagnostic Equipment – 0.4%
3,200,320	Immucor, Inc.*	65,350,534
Diversified Operations – 1.6%
950,000	Carlisle Cos., Inc.	46,768,500
3,800,567	Tyco International, Ltd. (U.S. Shares)	187,862,027
		234,630,527
Electric – Integrated – 1.8%
1,400,000	Constellation Energy Group, Inc.	53,144,000
1,251,900	Entergy Corp.	85,479,732
4,300,000	PPL Corp.	119,669,000
		258,292,732
Electronic Components – Miscellaneous – 0.8%
3,400,000	Garmin, Ltd.	112,302,000
Electronic Components – Semiconductors – 1.8%
1,600,000	Intel Corp.	35,456,000
3,300,000	Intersil Corp. – Class A£	42,405,000
5,500,200	QLogic Corp.*,£	87,563,184
1,800,000	Semtech Corp.*,£	49,212,000
1,250,260	Xilinx, Inc.	45,596,982
		260,233,166
Electronic Connectors – 0.5%
1,300,000	Thomas & Betts Corp.*	70,005,000
Electronic Forms – 0.5%
2,200,000	Adobe Systems, Inc.*	69,190,000
Electronic Parts Distributors – 0.8%
2,550,000	Tech Data Corp.*,£	124,669,500
Engineering – Research and Development Services – 2.7%
2,800,000	Jacobs Engineering Group, Inc.*	121,100,000
2,100,000	KBR, Inc.	79,149,000
4,500,000	URS Corp.*,£	201,330,000
		401,579,000
Fiduciary Banks – 1.3%
4,300,000	State Street Corp.	193,887,000
Finance – Credit Card – 1.5%
8,000,000	Discover Financial Services	214,000,000
Finance – Investment Bankers/Brokers – 0.5%
900,212	Raymond James Financial, Inc.	28,941,816
2,400,230	TD Ameritrade Holding Corp.	46,828,487
		75,770,303
Food – Baking – 0.5%
3,225,000	Flowers Foods, Inc.	71,079,000
Food – Miscellaneous/Diversified – 1.4%
2,100,000	General Mills, Inc.	78,162,000
4,100,000	Unilever PLC (ADR)	132,799,000
		210,961,000
Food – Retail – 0.7%
4,200,000	Kroger Co.	104,160,000
Food – Wholesale/Distribution – 0.6%
3,000,000	Sysco Corp.	93,540,000
Gas – Transportation – 0.3%
1,200,000	AGL Resources, Inc.	48,852,000
Gold Mining – 1.6%
6,000,000	Eldorado Gold Corp.	88,440,000
3,100,000	Goldcorp, Inc. (U.S. Shares)	149,637,000
		238,077,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 23

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

Industrial Audio and Video Products – 0.5%
1,600,000	Dolby Laboratories, Inc.*	$67,936,000
Instruments – Scientific – 1.6%
3,400,000	PerkinElmer, Inc.	91,494,000
2,150,000	Thermo Fisher Scientific, Inc.*	138,438,500
		229,932,500
Internet Infrastructure Software – 0.3%
1,550,000	Akamai Technologies, Inc.*	48,778,500
Internet Security – 0.9%
6,800,000	Symantec Corp.*	134,096,000
Intimate Apparel – 0.4%
1,250,000	Warnaco Group, Inc.*	65,312,500
Investment Management and Advisory Services – 1.6%
2,550,000	Ameriprise Financial, Inc.	147,084,000
4,100,030	INVESCO, Ltd.	95,940,702
		243,024,702
Leisure & Recreation Products – 0.5%
2,300,000	WMS Insutries, Inc.*	70,656,000
Machinery – Farm – 0.6%
1,150,000	Deere & Co.	94,817,500
Machinery – General Industrial – 0.3%
1,550,000	Babcock & Wilcox Co.*	42,950,500
Medical – Biomedical and Genetic – 1.8%
1,700,000	Charles River Laboratories International, Inc.*,£	69,105,000
2,950,000	Life Technologies Corp.*	153,606,500
1,800,000	Myriad Genetics, Inc.*	40,878,000
		263,589,500
Medical – Drugs – 1.4%
2,400,000	Forest Laboratories, Inc.*	94,416,000
1,900,000	Novartis A.G. (ADR)	116,109,000
		210,525,000
Medical – Generic Drugs – 0.7%
2,100,555	Teva Pharmaceutical S.P. (ADR)	101,288,762
Medical – HMO – 0.3%
1,500,000	Health Net, Inc.*	48,180,000
Medical Instruments – 0.5%
1,450,000	St. Jude Medical, Inc.	69,136,000
Medical Labs and Testing Services – 1.0%
650,000	Covance, Inc.*	38,590,500
1,050,000	Laboratory Corp. of America Holdings*	101,629,500
		140,220,000
Medical Products – 1.8%
1,500,400	Becton, Dickinson and Co.	129,289,468
400,000	Covidien PLC (U.S. Shares)	21,292,000
1,850,000	Zimmer Holdings, Inc.*	116,920,000
		267,501,468
Medical Sterilization Products – 0.5%
1,924,401	STERIS Corp.	67,315,547
Metal – Aluminum – 0.4%
4,100,000	Alcoa, Inc.	65,026,000
Metal – Copper – 0.7%
1,900,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	100,510,000
Metal Processors and Fabricators – 0.5%
1,900,000	Kaydon Corp.£	70,908,000
Multi-Line Insurance – 1.8%
5,700,600	Allstate Corp.	174,039,318
8,000,000	Old Republic International Corp.	94,000,000
		268,039,318
Multimedia – 0.6%
1,700,000	Viacom, Inc. – Class B	86,700,000
Networking Products – 0.7%
6,900,800	Cisco Systems, Inc.	107,721,488
Non-Hazardous Waste Disposal – 1.0%
4,900,000	Republic Services, Inc.	151,165,000
Oil and Gas Drilling – 0.7%
1,950,000	Ensco International PLC (ADR)	103,935,000
Oil Companies – Exploration and Production – 9.8%
1,500,000	Anadarko Petroleum Corp.	115,140,000
1,953,773	Bill Barrett Corp.*,£	90,557,379
700,000	Cabot Oil & Gas Corp.	46,417,000
1,700,000	Comstock Resources, Inc.*,£	48,943,000
1,200,000	Devon Energy Corp.	94,572,000
2,300,000	EQT Corp.	120,796,000
4,800,000	Forest Oil Corp.*	128,208,000
2,200,000	Noble Energy, Inc.	197,186,000
2,000,000	PetroHawk Energy Corp.*	49,340,000
3,403,270	Plains Exploration & Production Co.*	129,732,652
4,600,000	QEP Resources, Inc.	192,418,000
3,800,000	Southwestern Energy Co.*	162,944,000
1,500,000	Ultra Petroleum Corp. (U.S. Shares)*	68,700,000
		1,444,954,031
Oil Companies – Integrated – 0.6%
1,200,000	Hess Corp.	89,712,000
Oil Field Machinery and Equipment – 0.3%
650,000	National Oilwell Varco, Inc.	50,836,500
Pharmacy Services – 0.4%
1,700,000	Omnicare, Inc.	54,213,000
Pipelines – 1.6%
1,800,000	Kinder Morgan, Inc.	51,714,000
2,900,000	Plains All American Pipeline L.P.	185,600,000
		237,314,000
Property and Casualty Insurance – 0%
44,429	HCC Insurance Holdings, Inc.	1,399,514
Publishing – Books – 0.7%
12,100,000	Reed Elsevier PLC	110,024,896
Reinsurance – 2.7%
600,000	Berkshire Hathaway, Inc. – Class B*	46,434,000
1,800,000	Everest Re Group, Ltd.	147,150,000
2,000,000	PartnerRe, Ltd.	137,700,000
1,100,015	Reinsurance Group of America, Inc.	66,946,913
		398,230,913
REIT – Apartments – 0.7%
300,000	Avalonbay Communities, Inc.	38,520,000
1,200,000	BRE Properties, Inc. – Class A	59,856,000
		98,376,000

See Notes to Schedules of Investments and Financial Statements.

24 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

REIT – Diversified – 1.8%
1,600,120	Liberty Property Trust	$52,131,910
2,050,300	Potlatch Corp.£	72,314,081
1,200,000	Rayonier, Inc.	78,420,000
2,800,000	Weyerhaeuser Co.	61,208,000
		264,073,991
REIT – Health Care – 0.2%
600,310	Nationwide Health Properties, Inc.	24,858,837
REIT – Mortgage – 0.6%
2,000,000	Annaly Mortgage Management, Inc.	36,080,000
3,800,000	Redwood Trust, Inc.	57,456,000
		93,536,000
REIT – Office Property – 1.8%
850,244	Alexandria Real Estate Equities, Inc.	65,825,890
800,000	Boston Properties, Inc.	84,928,000
1,200,000	Corporate Office Properties	37,332,000
2,400,000	Mack-Cali Realty Corp.	79,056,000
		267,141,890
REIT – Regional Malls – 0.3%
800,000	Taubman Centers, Inc.	47,360,000
REIT – Storage – 0.4%
550,000	Public Storage	62,705,500
REIT – Warehouse and Industrial – 0.5%
1,900,000	Prologis, Inc.	68,096,000
Rental Auto/Equipment – 0.2%
850,000	Aaron Rents, Inc.£	24,021,000
Retail – Apparel and Shoe – 1.6%
1,800,000	Aeropostale, Inc.*	31,500,000
6,900,000	American Eagle Outfitters, Inc.	87,975,000
3,500,000	Gap, Inc.	63,350,000
1,100,000	Guess?, Inc.	46,266,000
		229,091,000
Retail – Consumer Electronics – 0.9%
2,100,000	Best Buy Co., Inc.	65,961,000
5,200,000	RadioShack Corp.	69,212,000
		135,173,000
Retail – Discount – 1.2%
2,400,000	Big Lots, Inc.*	79,560,000
1,750,000	Wal-Mart Stores, Inc.	92,995,000
		172,555,000
Retail – Drug Store – 0.7%
2,900,000	CVS Caremark Corp.	108,982,000
Retail – Major Department Stores – 0.2%
1,050,000	JC Penney Co., Inc.	36,267,000
Retail – Office Supplies – 0.8%
7,600,000	Staples, Inc.	120,080,000
Retail – Regional Department Stores – 1.4%
2,700,000	Kohl’s Corp.	135,027,000
2,600,000	Macy’s, Inc.	76,024,000
		211,051,000
Savings/Loan/Thrifts – 2.4%
10,600,000	First Niagara Financial Group, Inc.£	139,920,000
8,800,000	People’s United Financial, Inc.	118,272,000
5,800,000	Washington Federal, Inc.£	95,294,000
		353,486,000
Semiconductor Equipment – 0.5%
5,200,000	Applied Materials, Inc.	67,652,000
Super-Regional Banks – 2.3%
7,700,000	Fifth Third Bancorp.	98,175,000
2,100,000	PNC Financial Services Group, Inc.	125,181,000
4,500,000	SunTrust Banks, Inc.	116,100,000
		339,456,000
Telephone – Integrated – 1.3%
4,700,000	CenturyLink, Inc.	190,021,000
Textile-Home Furnishings – 0.5%
1,250,000	Mohawk Industries, Inc.*	74,987,500
Tools – Hand Held – 0.4%
950,000	Snap-On, Inc.	59,356,000
Toys – 0.3%
1,700,000	Mattel, Inc.	46,733,000
Transportation – Marine – 0.5%
1,150,000	Kirby Corp.*	65,170,500
240,509	Tidewater, Inc.	12,941,789
		78,112,289
Transportation – Railroad – 1.6%
2,001,700	Kansas City Southern*	118,760,861
400,000	Norfolk Southern Corp.	29,972,000
802,500	Union Pacific Corp.	83,781,000
		232,513,861
Transportation – Truck – 0.6%
1,750,000	J.B. Hunt Transport Services, Inc.	82,407,500
Wireless Equipment – 0.3%
900,000	Qualcomm, Inc.	51,111,000
X-Ray Equipment – 0.6%
4,300,000	Hologic, Inc.*	86,731,000

Total Common Stock (cost $11,505,126,109)		13,735,636,902

Purchased Options – Puts – 0.4%
11,570	iShares Russell 2000® Index Fund (ETF)** expires July 2011 exercise price $78.00	807,631
11,660	iShares Russell 2000® Index Fund (ETF)** expires July 2011 exercise price $78.00	347,536
11,900	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $76.00	1,030,809
11,730	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $77.00	1,213,858

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 25

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2011

Shares/Principal/Contract Amounts		Value

11,300	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $80.00	$1,974,743
22,300	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $81.00	4,620,821
54,600	iShares Russell 2000® Index Fund (ETF)** expires August 2011 exercise price $83.00	15,761,278
11,700	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $77.00	1,902,679
22,900	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $79.00	4,874,178
11,200	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $80.00	2,722,386
11,100	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $81.00	3,076,803
38,500	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $82.00	12,149,818
21,800	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $83.00	7,817,552
10,700	iShares Russell 2000® Index Fund (ETF)** expires September 2011 exercise price $84.00	4,350,661

Total Purchased Options – Puts (premiums paid $110,856,631)		62,650,753

Repurchase Agreements – 6.9%
$250,000,000	Credit Agricole, New York Branch 0.0100% dated 6/30/11, maturing 7/1/11 to be repurchased at $250,000,069 collateralized by $219,213,357 in U.S. Government Agencies 0.0000% – 3.2000% 12/21/11 – 6/9/21 and $35,714,286 in U.S. Treasury 0.3750%, 6/30/13 with respective values of $219,354,020 and $35,647,321	250,000,000
200,000,000	Deutsche Bank Securities, Inc. 0.0000% dated 6/30/11, maturing 7/1/11 to be repurchased at $200,000,000 collateralized by $526,716,733 in U.S. Treasuries 0.0000%, 11/15/21 – 5/15/40 with a value of $204,000,004	200,000,000
73,852,000	ING Financial Markets LLC 0.0100% dated 6/30/11, maturing 7/1/11 to be repurchased at $73,852,021 collateralized by $81,532,348 in U.S. Treasuries 0.0000% – 2.1250% 7/15/14 – 2/15/41 with a value of $75,329,604	73,852,000
500,000,000	RBC Capital Markets Corp. 0.0050% dated 6/30/11, maturing 7/1/11 to be repurchased at $500,000,069 collateralized by $498,961,214 in U.S. Treasuries 0.5000% – 3.3750% 1/15/12 – 6/30/18 with a value of $510,000,066	500,000,000

Total Repurchase Agreements (cost $1,023,852,000)		1,023,852,000

Total Investments (total cost $12,639,834,740) – 100.2%		14,822,139,655

Liabilities, net of Cash, Receivables and Other Assets**– (0.2)%		(33,037,761)

Net Assets – 100%		$14,789,101,894

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$380,790,702	2.6%
Canada	306,777,000	2.1%
Ireland	21,292,000	0.1%
Israel	101,288,762	0.7%
Switzerland	416,273,027	2.8%
United Kingdom	496,403,855	3.3%
United States††	13,099,314,309	88.4%

Total	$14,822,139,655	100.0%

††	Includes Cash Equivalents (81.5% excluding Cash Equivalents).

Schedule of Written Options – Puts	Value

iShares Russell 2000® Index Fund (ETF) expires July 2011 5,830 contracts exercise price $70.00	$(7,466)
iShares Russell 2000® Index Fund (ETF) expires July 2011 5,785 contracts exercise price $70.00	(55,642)

See Notes to Schedules of Investments and Financial Statements.

26 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Value

Schedule of Written Options – Puts – (continued)
iShares Russell 2000® Index Fund (ETF) expires August 2011 11,815 contracts exercise price $69.00	$(287,654)
iShares Russell 2000® Index Fund (ETF) expires August 2011 11,250 contracts exercise price $72.00	(473,713)
iShares Russell 2000® Index Fund (ETF) expires August 2011 5,550 contracts exercise price $73.00	(280,211)
iShares Russell 2000® Index Fund (ETF) expires August 2011 19,100 contracts exercise price $74.00	(1,155,449)
iShares Russell 2000® Index Fund (ETF) expires August 2011 8,200 contracts exercise price $75.00	(593,882)
iShares Russell 2000® Index Fund (ETF) expires September 2011 5,850 contracts exercise price $69.00	(314,141)
iShares Russell 2000® Index Fund (ETF) expires September 2011 17,050 contracts exercise price $71.00	(1,212,134)
iShares Russell 2000® Index Fund (ETF) expires September 2011 5,550 contracts exercise price $72.00	(453,638)
iShares Russell 2000® Index Fund (ETF) expires September 2011 13,750 contracts exercise price $73.00	(1,291,410)
iShares Russell 2000® Index Fund (ETF) expires September 2011 10,950 contracts exercise price $74.00	(1,181,011)
iShares Russell 2000® Index Fund (ETF) expires September 2011 10,800 contracts exercise price $75.00	(1,336,747)

Total Schedule of Written Options – Put (premiums received $23,549,564 )	$(8,643,098)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 27

Perkins Small Cap Value Fund (unaudited)(closed to new investors)

Fund Snapshot
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities that we believe to have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Todd Perkins co-portfolio manager	Justin Tugman co-portfolio manager

Performance Overview

During the twelve months ended June 30, 2011, Perkins Small Cap Value Fund’s Class T Shares returned 22.71% versus 31.35% for the Fund’s benchmark, the Russell 2000 Value Index. An elevated cash position was the most obvious and largest contributor to the Fund’s underperformance, as we continue to have trouble finding enough attractive small cap opportunities to be more fully invested. The premium valuation of small caps relative to large caps persists as earnings have generally come in better for smaller companies. We remain cautious however, as expectations for small caps also continue to rise, even as gross domestic product (GDP) forecasts have been lowered, leading to potential disappointment later in the year. On a relative basis the Fund has generally performed as we would have expected. Our holdings have held up better during market pullbacks, as we have had over the last few months and lagged amidst rallies led by lower quality stocks as we had last fall. The Fund also continues to benefit from merger and acquisition activity with eight of our holdings being acquired over the last 12 months.

Economic Environment

The overall U.S. equity market was strong amid generally improving economic data and the Federal Reserve’s (the “Fed”) second round of quantitative easing (QE2) during the period’s first half. The rally continued, albeit more slowly, over the next four months despite significant global events, such as political unrest in the Middle East and North Africa and the tragic earthquake and tsunami in Japan. We saw this strength as a function of good corporate earnings reports and, more importantly, the attractive valuations of stocks relative to abnormally low interest rates. This combination led to a reversal of recent years’ heavy flow out of stocks into bonds. Late in the period, systemic problems plaguing the economic recovery over the past two years seemed to come back to life, and suddenly even the market optimists weren’t so optimistic. Renewed concerns developed about housing and employment, mounting worries about overleveraged government balance sheets, flare-ups of geopolitical turmoil, growing inflation fears and weaker consumer spending and manufacturing activity were all enough to prompt sharp declines in consensus GDP growth projections of from 3-4% at the beginning of the year to a more pragmatic 2-3% at period end. Economic projections will ebb and flow, but at the end of the day this recovery is likely to be muted by the long term deleveraging which is still in process in our opinion.

Holdings That Detracted From Performance

Our holdings in energy, materials and health care as well as our underweight in materials were the largest detractors from relative performance. Forest Oil Corporation declined after a disappointing quarter where management guided production lower and the company’s spinoff of its Canadian unit, Lone Pine Resources, was priced below expectations. We have added to the shares on weakness, as we believe management continues to take the appropriate steps to improve their balance sheet and the valuation is very attractive relative to peers on a reserve basis.

Separately, Petroquest Energy was also down on fears of a pending economic slowdown and concern over flooding in Louisiana. The risk-reward profile in this new holding remains favorable in our opinion.

In addition, direct marketing company Harte-Hanks Inc. underperformed, as its mail insert business continues to struggle and faces competition from online competitors. We added on weakness as this segment of the business represents a fairly small percentage of profits while we believe the core business remains stable and can continue to generate free cash.

Holdings That Contributed to Performance

Our holdings in consumer staples, industrials and information technology contributed the most to relative performance. Within consumer staples, bakery producer

28 | JUNE 30, 2011

(unaudited)(closed to new investors)

Flowers Foods rose after releasing positive earnings and making an accretive acquisition that we believe will help broaden distribution as well as remove a weaker competitor. We continue to like the company’s fundamentals.

In energy, natural gas producer Bill Barrett was a bright spot. The stock was up after the company guided to higher production following its move into higher margin natural gas liquids and oil. We have added to our position, as the stock remains attractive on a sum of the part basis and management continues to execute well in our opinion.

Cabot Oil & Gas was also especially strong because of a better-than-expected earnings release in which the company raised production guidance and showed much improved operational performance. We sold our position, as the risk-reward profile became less favorable.

Market Outlook

Despite macro-economic challenges, equities still generally appear to be reasonably valued, and we believe stocks continue to offer the most compelling long-term growth prospects relative to other asset classes. At quarter end, the S&P 500 Index was trading at less than 14x estimated earnings, which doesn’t seem excessive in the current low interest rate climate. Sizable cash holdings have kept most corporate balance sheets strong and should continue to allow for dividend increases, share buybacks and more merger activity, all of which we view as constructive for the stock market.

Looking ahead, however, the real question is what will drive earnings toward year end and into 2012? Net margins remain near record highs, and the positive effects of cost cutting are waning. Many firms are also now facing higher raw material costs without the pricing power to pass these increases along to consumers. If top-line revenue growth doesn’t begin to materialize soon, margins could revert to their long term mean.

With this in mind, we remain overweight in defensive sectors such as health care and consumer staples, where the earnings picture is less murky in our opinion. We are also overweight in technology but have been focusing on low-beta (less volatile) names, as it appears that the sector has reached the later innings of the positive enterprise spending that has helped drive recent profitability gains. In financials, we have selectively added to our regional bank exposure as many of these stocks are flat to down over the past 18 months yet seem adequately capitalized, are selling at a discount to the market on forward earnings estimates and have 3-5% current yields. The energy sector has also yielded some opportunity in our view, but with the economic slowdown in both the U.S. and possibly China, we have been fairly active in managing our positions given nearer term risks.

Our aversion toward financial leverage and cash flow inconsistency, as well as our pragmatic and price sensitive approach can sometimes lead to lagging performance when market euphoria – and low-quality stock momentum – runs rampant, as it did at times over the last two years. However, our approach generally has outperformed in difficult markets, a trend that again proved to be true during the recent stock selloff. While it is currently unclear if high-quality stocks will continue to take a leadership position coming out of the latest downturn, we believe our focus on these types of securities will lead to stronger risk-adjusted performance over the long term. By seeking to protect against capital losses in market declines and capture solid absolute returns during market rallies, we have been able to maximize the effects of compounding and deliver attractive performance across full market cycles relative to our portfolio benchmarks.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 29

Perkins Small Cap Value Fund (unaudited)(closed to new investors)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Cabot Oil & Gas Corp.	1.06%
Flowers Foods, Inc.	0.93%
Bill Barrett Corp.	0.92%
Kirby Corp.	0.80%
Western Gas Partners L.P.	0.74%

5 Bottom Performers – Holdings

Contribution

Harte-Hanks, Inc.	–0.31%
Jones Group, Inc.	–0.26%
Forest Oil Corp.	–0.19%
RadioShack Corp.	–0.19%
PetroQuest Energy, Inc.	–0.17%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Industrials	5.92%	14.18%	14.08%
Information Technology	5.55%	15.69%	9.45%
Health Care	4.48%	12.70%	5.79%
Financials	4.28%	29.07%	37.24%
Consumer Staples	3.06%	6.18%	3.07%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Utilities	–0.01%	0.07%	6.38%
Telecommunication Services	0.18%	0.55%	0.58%
Materials	1.14%	2.66%	6.09%
Consumer Discretionary	2.35%	9.16%	9.68%
Energy	2.37%	9.74%	7.64%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

30 | JUNE 30, 2011

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

First Niagara Financial Group, Inc. Savings/Loan/Thrifts	2.5%
URS Corp. Engineering – Research and Development Services	2.0%
Kaydon Corp. Metal Processors and Fabricators	2.0%
Casey’s General Stores, Inc. Retail – Convenience Stores	1.9%
Hancock Holding Co. Commercial Banks	1.9%

10.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Top County Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

As of June 30, 2010

Janus Value Funds | 31

Perkins Small Cap Value Fund (unaudited)(closed to new investors)

Performance

Average Annual Total Return – for the periods ended June 30, 2011				Expense Ratios – per the October 28, 2010 prospectuses
	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	22.53%	8.12%	8.16%	1.21%	1.21%

MOP	15.47%	6.85%	7.52%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	21.55%	7.35%	7.40%	1.96%	1.96%

CDSC	20.36%	7.35%	7.40%

Perkins Small Cap Value Fund – Class D Shares(1)	22.83%	8.37%	8.44%	0.96%	0.96%

Perkins Small Cap Value Fund – Class I Shares(1)	22.89%	8.34%	8.42%	0.85%	0.85%

Perkins Small Cap Value Fund – Class L Shares(1)	23.03%	8.59%	8.69%	1.06%	1.06%

Perkins Small Cap Value Fund – Class R Shares(1)	22.10%	7.83%	7.91%	1.57%	1.57%

Perkins Small Cap Value Fund – Class S Shares(1)	22.40%	8.10%	8.17%	1.32%	1.32%

Perkins Small Cap Value Fund – Class T Shares(1)	22.71%	8.34%	8.42%	1.06%	1.06%

Russell 2000® Value Index	31.35%	2.24%	7.53%

Lipper Quartile – Class T Shares	4th	1st	2nd

Lipper Ranking – based on total returns for Small-Cap Core Funds	733/750	33/529	82/311

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

32 | JUNE 30, 2011

(unaudited)(closed to new investors)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Janus Services LLC has agreed to waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services LLC or Janus Capital without prior notification to shareholders. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended June 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Small Cap Value Fund–Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s Class J Shares). If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 23, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

The performance shown for Class L Shares for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class L

Janus Value Funds | 33

Perkins Small Cap Value Fund (unaudited)(closed to new investors)

Shares reflects the historical performance of Berger Small Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Institutional Shares into the Fund’s Class L Shares).

Class T Shares (formerly named Class J Shares) of the Fund commenced operations with the Fund’s inception. The performance shown for Class T Shares for periods following April 21, 2003, reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s Class J Shares).

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Effective May 28, 2010, Perkins Small Cap Value Fund is closed to certain new investors. Please see current prospectus for details.

34 | JUNE 30, 2011

(unaudited)(closed to new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,039.20	$6.47

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,034.50	$10.54

Hypothetical (5% return before expenses)	$1,000.00	$1,014.43	$10.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,040.40	$4.91

Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,040.30	$4.86

Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,041.10	$4.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,037.40	$8.08

Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,038.50	$6.82

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,039.60	$5.56

Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

†	Expenses are equal to the annualized expense ratio of 1.28% for Class A Shares, 2.09% for Class C Shares, 0.97% for Class D Shares, 0.96% for Class I Shares, 0.84% for Class L Shares, 1.60% for Class R Shares, 1.35% for Class S Shares and 1.10% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Value Funds | 35

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Common Stock – 85.7%
Apparel Manufacturers – 0.6%
1,800,000	Jones Apparel Group, Inc.	$19,530,000
Applications Software – 0.7%
1,000,000	Progress Software Corp.*	24,130,000
Building – Heavy Construction – 1.7%
1,700,000	Granite Construction, Inc.	41,701,000
1,200,000	Sterling Construction Co., Inc.*,£	16,524,000
		58,225,000
Building – Residential and Commercial – 0.7%
384,600	M.D.C. Holdings, Inc.	9,476,544
800,000	Ryland Group, Inc.	13,224,000
		22,700,544
Building and Construction – Miscellaneous – 0.4%
800,000	Dycom Industries, Inc.*,£	13,072,000
Circuit Boards – 0.6%
1,350,249	TTM Technologies, Inc.*	21,630,989
Commercial Banks – 7.9%
3,150,000	Firstmerit Corp.	52,006,500
3,000,000	Fulton Financial Corp.	32,130,000
3,950,000	Glacier Bancorp., Inc.£	53,246,000
2,050,000	Hancock Holding Co.	63,509,000
2,100,000	TCF Financial Corp.	28,980,000
1,500,000	Texas Capital Bancshares, Inc.*	38,745,000
		268,616,500
Commercial Services – Finance – 1.0%
450,000	Global Payments, Inc.	22,950,000
600,000	Total System Services, Inc.	11,148,000
		34,098,000
Computer Services – 0.4%
400,000	SRA International, Inc.*	12,368,000
Computers – Integrated Systems – 2.3%
1,800,000	Diebold, Inc.	55,818,000
720,000	Jack Henry & Associates, Inc.	21,607,200
		77,425,200
Computers – Memory Devices – 0.4%
750,000	STEC, Inc.*	12,757,500
Consulting Services – 0.8%
350,000	CRA International, Inc.*,£	9,481,500
1,650,000	Navigant Consulting, Inc.*	17,308,500
		26,790,000
Containers – Paper and Plastic – 1.0%
1,000,000	Sonoco Products Co.	35,540,000
Diagnostic Equipment – 1.6%
2,600,000	Immucor, Inc.*	53,092,000
Direct Marketing – 0.8%
3,300,000	Harte-Hanks, Inc.£	26,796,000
Distribution/Wholesale – 0.8%
810,000	Owens & Minor, Inc.	27,936,900
Electronic Components – Semiconductors – 3.6%
1,150,000	Intersil Corp. – Class A	14,777,500
1,450,000	Microsemi Corp.*	29,725,000
1,600,000	Monolithic Power Systems, Inc.*,£	24,672,000
2,200,000	QLogic Corp.*	35,024,000
600,000	Semtech Corp.*	16,404,000
		120,602,500
Electronic Connectors – 0.6%
350,000	Thomas & Betts Corp.*	18,847,500
Electronic Parts Distributors – 1.6%
1,100,000	Tech Data Corp.*	53,779,000
Engineering – Research and Development Services – 2.0%
1,550,000	URS Corp.*	69,347,000
Enterprise Software/Services – 0.8%
1,700,000	Omnicell, Inc.*,£	26,503,000
Food – Baking – 1.8%
2,700,000	Flowers Foods, Inc.	59,508,000
Food – Miscellaneous/Diversified – 0.6%
423,046	J & J Snack Foods Corp.	21,088,843
Food – Retail – 1.2%
900,000	Ruddick Corp.	39,186,000
Footwear and Related Apparel – 0.6%
500,000	Wolverine World Wide, Inc.	20,875,000
Golf – 0.7%
3,900,000	Callaway Golf Co.£	24,258,000
Instruments – Scientific – 1.2%
1,500,000	PerkinElmer, Inc.	40,365,000
Insurance Brokers – 0.5%
650,000	Brown & Brown, Inc.	16,679,000
Internet Security – 0.8%
1,170,321	Blue Coat Systems, Inc.*	25,583,217
Internet Telephony – 1.5%
1,850,000	J2 Global Communications, Inc.*	52,225,500
Intimate Apparel – 0.5%
350,000	Warnaco Group, Inc.*	18,287,500
Leisure & Recreation Products – 0.8%
880,000	WMS Insutries, Inc.*	27,033,600
Machinery – General Industrial – 0.9%
1,100,000	Albany International Corp. – Class A	29,029,000
Medical – Biomedical and Genetic – 0.7%
625,000	Charles River Laboratories International, Inc.*	25,406,250
Medical Instruments – 0.7%
1,772,890	Angiodynamics, Inc.*,£	25,228,225
Medical Labs and Testing Services – 0.9%
1,299,358	ICON PLC*	30,612,874
Medical Products – 0.6%
475,000	West Pharmaceutical Services, Inc.	20,786,000
Medical Sterilization Products – 1.6%
1,550,000	STERIS Corp.	54,219,000
Metal Processors and Fabricators – 2.0%
1,800,000	Kaydon Corp.£	67,176,000
Miscellaneous Manufacturing – 0.4%
820,326	Movado Group, Inc.£	14,035,778

See Notes to Schedules of Investments and Financial Statements.

36 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Multi-Line Insurance – 3.2%
4,500,000	Old Republic International Corp.	$52,875,000
1,850,000	Unitrin, Inc.	54,889,500
		107,764,500
Oil – Field Services – 0.8%
1,200,000	PAA Natural Gas Storage L.P.	27,204,000
Oil Companies – Exploration and Production – 5.6%
1,230,256	Bill Barrett Corp.*	57,022,366
1,250,000	Comstock Resources, Inc.*	35,987,500
1,850,000	Forest Oil Corp.*	49,413,500
750,000	Petroleum Development Corp.*	22,432,500
3,300,000	Petroquest Energy, Inc.*,£	23,166,000
		188,021,866
Paper and Related Products – 1.0%
2,200,000	Glatfelter£	33,836,000
Pharmacy Services – 1.1%
1,200,000	Omnicare, Inc.	38,268,000
Pipelines – 1.5%
614,302	Niska Gas Storage Partners LLC	10,553,708
1,100,000	Western Gas Partners L.P.	39,094,000
		49,647,708
Poultry – 0.7%
500,000	Sanderson Farms, Inc.	23,890,000
Property and Casualty Insurance – 2.7%
96,213	HCC Insurance Holdings, Inc.	3,030,710
575,000	Infinity Property & Casualty Corp.	31,429,500
1,200,000	Navigators Group (The), Inc.*,£	56,400,000
		90,860,210
Real Estate Operating/Development – 0.9%
1,500,000	St. Joe Co.*	31,260,000
REIT – Diversified – 1.0%
1,000,000	Potlatch Corp.	35,270,000
REIT – Hotels – 1.0%
3,000,000	DiamondRock Hospitality Co.	32,190,000
REIT – Mortgage – 0.9%
2,025,000	Redwood Trust, Inc.	30,618,000
REIT – Office Property – 2.5%
2,000,000	Government Properties Income Trust£	54,040,000
920,000	Mack-Cali Realty Corp.	30,304,800
		84,344,800
Retail – Apparel and Shoe – 1.0%
2,700,000	American Eagle Outfitters, Inc.	34,425,000
Retail – Consumer Electronics – 0.9%
2,250,000	RadioShack Corp.	29,947,500
Retail – Convenience Stores – 1.9%
1,500,000	Casey’s General Stores, Inc.	66,000,000
Retail – Leisure Products – 0.4%
1,526,929	MarineMax, Inc.*,£	13,375,898
Retail – Propane Distribution – 0.9%
900,000	Inergy L.P.	31,824,000
Retail – Restaurants – 0.9%
900,000	Bob Evans Farms	31,473,000
Savings/Loan/Thrifts – 5.7%
6,465,000	First Niagara Financial Group, Inc.	85,338,000
1,600,000	Investors Bancorp, Inc.*	22,720,000
1,850,000	Provident Financial Services, Inc.	26,492,000
3,600,000	Washington Federal, Inc.	59,148,000
		193,698,000
Semiconductor Equipment – 0.6%
750,000	MKS Instruments, Inc.	19,815,000
Telecommunication Services – 0.4%
1,500,000	Premiere Global Services, Inc.*	11,970,000
Transportation – Marine – 0.8%
475,000	Kirby Corp.*	26,918,250
Transportation – Railroad – 0.6%
320,000	Kansas City Southern*	18,985,600
Wire and Cable Products – 0.4%
425,000	Belden, Inc.	14,815,500

Total Common Stock (cost $2,579,810,233)		2,901,793,252

Repurchase Agreements – 13.9%
$100,000,000	Credit Agricole, New York Branch 0.0100% dated 6/30/11, maturing 7/1/11 to be repurchased at $100,000,028 collateralized by $87,685,343 in U.S. Government Agencies 0.0000% – 3.2000% 12/21/11 – 6/9/21 and $14,285,714 in U.S. Treasury 0.3750%, 6/30/13 with respective values of $87,741,608 and $14,258,929	100,000,000
100,000,000	Deutsche Bank Securities, Inc. 0.0000% dated 6/30/11, maturing 7/1/11 to be repurchased at $100,000,000 collateralized by $263,358,367 in U.S. Treasuries 0.0000%, 11/15/21 – 5/15/40 with a value of $102,000,002	100,000,000

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 37

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

$68,759,000	ING Financial Markets LLC 0.0100% dated 6/30/11, maturing 7/1/11 to be repurchased at $68,759,019 collateralized by $75,909,694 in U.S. Treasuries 0.0000% – 2.1250% 7/15/14 – 2/15/41 with a value of $70,134,705	$68,759,000
200,000,000	RBC Capital Markets Corp. 0.0050% dated 6/30/11, maturing 7/1/11 to be repurchased at $200,000,028 collateralized by $199,584,486 in U.S. Treasuries 0.5000% – 3.3750% 1/15/12 – 6/30/18 with a value of $204,000,027	200,000,000

Total Repurchase Agreements (cost $468,759,000)		468,759,000

Total Investments (total cost $3,048,569,233) – 99.6%		3,370,552,252

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		13,540,291

Net Assets – 100%		$3,384,092,543

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Ireland	$30,612,874	0.9%
United States††	3,339,939,378	99.1%

Total	$3,370,552,252	100.0%

††	Includes Cash Equivalents (85.2% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

38 | JUNE 30, 2011

Perkins Value Plus Income Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong companies exhibiting favorable risk/reward characteristics. We believe in the timeless adage of power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We target those companies that meet Perkins’ strict investment guidelines, but also offer an attractive and stable yield component or have the ability to increase their payout ratio going forward. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Jeff Kautz co-portfolio manager	Ted Thome co-portfolio manager

Performance Overview

Since the Fund’s inception on July 30, 2010 through June 30, 2011, Perkins Value Plus Income Fund’s Class I Shares returned 14.66%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 20.77%. Its secondary benchmark, the Value Income Index, a hypothetical internally-calculated index that combines the total returns from the Russell 1000 Value Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%), returned 11.70%. The Fund’s other secondary benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Agg”), returned 2.80% during the period.

Market Environment

The overall U.S. equity market was strong amid generally improving economic data and the Federal Reserve’s (the “Fed”) second round of quantitative easing (QE2) during the period’s first half. The rally continued, albeit more slowly, over the next four months despite significant global events, such as political unrest in the Middle East and North Africa and the tragic earthquake and tsunami in Japan. We saw this strength as a function of good corporate earnings reports and, more importantly, the attractive valuations of stocks relative to abnormally low interest rates. Low interest rates led to a reversal of recent years’ heavy flow out of stocks into bonds. Late in the period, systemic problems plaguing the economic recovery over the past two years seemed to come back to life, and suddenly even the market optimists weren’t so optimistic. Renewed concerns developed about housing and employment, mounting worries about overleveraged government balance sheets, flare-ups of geopolitical turmoil and political grid lock, growing inflation fears and weaker consumer spending and manufacturing activity. These issues were all enough to prompt sharp declines in consensus GDP growth projections of from 3-4% at the beginning of the year to a more pragmatic 2-3% at period end. Economic projections will ebb and flow, but at the end of the day this recovery is likely to be muted by the long term deleveraging which is still in process.

Interest rate volatility became a central theme for fixed income investors over the past eleven months. Over the period, investor expectations were met with near-opposite outcomes as markets reacted to new information frustrating the forecasts of economists across the globe. Although the 10-year U.S. Treasury yield ended the period slightly above where it began at 2.93%, its path demonstrated considerable variation as investors reacted to an alternating mix of positive and negative news with an extreme risk-on/risk-off mentality that whipsawed stock and bond markets worldwide. Early in the period, the 10-year U.S. Treasury steadily fell to a low of 2.39% on October 7 as investors fretted about a double-dip recession scenario, deflationary risks and potential repercussions as governments around the globe pondered the completion of various stimulus spending programs. Indications of more sustainable, consumer-driven economic recovery moving into year-end pushed rates

Janus Value Funds | 39

Perkins Value Plus Income Fund (unaudited)

sharply up, climbing to a 10-year U.S. Treasury high of 3.74% on February 8, as investors were drawn to riskier assets based on these stronger growth signals and fears of rising rates pushed investors to more defensive positioning. The trend reversed course in the following weeks as a flight to safety resulted due to the political unrest in the Middle East and North Africa, tragic earthquakes in Japan and New Zealand, and concerns about European government fiscal problems. Markets changed course yet again in mid-March when rising inflation concerns pushed longer-term U.S. Treasury yields higher, after which point they began a gradual decline starting in mid-April. Renewed fears about sovereign debt and economic growth uncertainty during May and June resulted in a significant U.S. Treasury rally that drove 10-year U.S. Treasury rates sharply lower, ending the period at 3.16% having reached a low of 2.86% the week prior. The consensus view that rates were headed higher was challenged throughout the period.

Investment-grade and high-yield corporate spreads generally tightened throughout the last half of 2010, aside from several brief, sporadic expansionary periods of investor unrest. This tightening trend continued in the first quarter 2011, with credit spreads testing period lows during March and April. Investor confidence waned early in the second quarter of 2011 on initial signs of a slowing economic recovery leading to widening credit spreads in late April through May. Combined with the still pending resolution of the U.S. debt ceiling and ongoing sovereign debt crisis in Europe, June saw credit spreads continue to widen until the final week of the quarter. Near month end, Greece cleared one of many hurdles required to implement additional austerity measures allowing spreads and investor appetite for risk assets to recover somewhat. While none of these issues have been truly resolved, investors should anticipate continued volatility driven principally by political and headline risk. The excessive imbalances in the world continue to present uncertain and challenging environments for investors.

Portfolio Comments

Our overweighting to equities (59% at period end) combined with our underweighting to fixed income (37.6%) provided a boost to returns compared to the Value Income Index. Our equity weighting was at the upper end of our 40%-60% range.

Our equity sleeve in aggregate outperformed the Russell 1000 Value Index. This outperformance was driven largely by both our stock selection and underweight in financials. Our holdings in consumer staples and materials also contributed to relative performance. Meanwhile, our holdings in consumer discretionary, industrials and telecommunications weighed on relative performance.

Our fixed income sleeve also significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. Our security selection and overweight in corporate credit were easily the largest contributors to relative performance. Meanwhile, our underweight in commercial mortgage-backed securities was the largest relative detractor.

In our joint management of the Fund, both Perkins and Janus investment teams are at least as focused on absolute total returns as we are relative returns, and therefore, are focused on the long term. Our emphasis on determining the potential downside or risk of an opportunity, both within fixed income and equities, has served us well in challenging market environments.

Equity Holdings That Contributed

Pharmaceutical bellwether Pfizer was strong on news that it might spin off some non-core assets. We continue to like the stock based on its valuation relative to 2011 earnings and that it has a well covered dividend of approximately 4%. Additionally, the new product pipeline has had recent positive developments, and the company has continued to cut costs following its 2009 acquisition of Wyeth.

Energy was the best performing sector for the period as oil prices rose to over $100 per barrel due to turmoil in the Middle East. Our holdings in Chevron benefitted. We continue to hold Chevron at this time, as the company has also been increasing the levels of cash it returns to shareholders via stock buybacks and dividend increases, while maintaining a pristine balance sheet.

The Fund also benefitted from its holding of AT&T. The market viewed the proposed acquisition of T-Mobile favorably. It will further consolidate the industry, provide AT&T with valuable wireless spectrum and AT&T should benefit from significant cost saving opportunities. The acquisition will also further diversify the company away from consumer wire-line, its most challenging business segment. At current prices, we believe the shares offer an attractive dividend yield at a reasonable valuation.

Equity Holdings That Detracted

The consumer discretionary sector was our biggest detractor in the period, as we were early buying a few stocks that have had some disappointing releases primarily driven by what we believe to be short-term issues. Staples declined 20% on disappointing earnings

40 | JUNE 30, 2011

(unaudited)

as margins contracted in their international division. We added to our position as the company has a strong balance sheet and cash flow, sells at 11x reduced 2011earnings estimates, and could be a beneficiary of industry consolidation.

Technology giant Cisco Systems declined 26% as cuts in government IT purchases impacted sales and gross margins came in worse than expected. During the period, we added to our position based on our belief Cisco’s margins have stabilized and as a leader in its field the company should benefit from a rebound in enterprise spending. Cisco also has $4 per share of net cash on its balance sheet and sells at a price-to-earnings multiple of 12x.

Hewlett-Packard was weaker due to management turnover in the CEO role and because the company embarked on a couple of acquisitions that appear to be expensive. We believe the balance sheet and free cash flows are rather healthy, and valuation is compelling, so we added to our position during the period.

Fixed Income Holdings That Contributed

Our holdings in First Data, a processor of financial transactions, rose during the period. First Data is leveraged to consumer spending, which saw steady improvement during the latter part of 2010. We believe it is in a strong position relative to its peers and that management has several ways to pay down its debt.

Ford Motor Co. was also a top contributor, as it continued to make progress on its path back to investment grade. Our interest in this name has been influenced in part by our conviction that the U.S. economy was making slow and steady progress and that this will eventually be reflected in better auto sales and corporate earnings.

Fixed Income Holdings That Detracted

The top individual detractor during the period was Regions Financial Corp. We initially were attracted to this provider of commercial, retail and mortgage banking services given its improving credit performance, government support and new management team. The market became disappointed with Regions’ slower-than-expected pace of recovery and management surprised the street by terminating the firm’s risk management leadership without notice. Immediately afterwards, the firm was downgraded by a rating agency and the bonds underperformed. We subsequently exited the position.

ArcelorMittal also weighed on performance. The world’s largest steel maker is an example of an early economic cycle name that we started to rotate out of given our view that demand for steel and thus steel prices would fall and because our original debt pay-down thesis had played out. Steel prices rose early in the period, which helped to boost Arcelor’s performance. Downsizing the position coupled with our focus on the short-end of the curve held back the relative performance of our position.

Derivatives

The Fund employs an option-writing strategy based on our valuation framework of individual stocks in the portfolio. Characteristics of the strategy include selling covered calls at strike prices where our risk/reward ratio would warrant trimming the position or selling puts at strike prices where our risk/reward ratio warrants adding to the position. On average, written options have strike prices that are approximately 10% out of the money. Total portfolio exposure (the sum of absolute position changes if options are exercised) for each month has been in the approximate range of 5-10%. In aggregate our derivatives contributed to the Fund’s performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook and Fund Positioning

Despite challenges, equities still generally appear to be reasonably valued, and we believe stocks continue to offer the most compelling long-term growth prospects relative to other asset classes. At period end, the S&P 500 Index was trading at less than 14x estimated 2011 earnings, which in our view doesn’t seem excessive in the current low interest rate climate. Sizable cash holdings have kept most corporate balance sheets strong and should continue to allow for dividend increases, share buybacks and more merger activity, all of which we view as constructive for the stock market.

Looking ahead, however, the real question is what will drive earnings toward year end and into 2012? Net margins remain near record highs, and the positive effects of cost cutting are waning. Many firms are also now facing higher raw material costs without the pricing power to pass these increases along to consumers. If top-line revenue growth doesn’t begin to materialize soon, margins could revert to their long term mean.

With this in mind, we remain overweight in defensive sectors such as health care and consumer staples, where the earnings picture is less murky. We are also overweight in technology but have been focusing on low-beta names (companies whose historical returns were typically less

Janus Value Funds | 41

Perkins Value Plus Income Fund (unaudited)

volatile than competitor companies), as it appears that the sector has reached the later innings of the positive enterprise spending that has helped drive recent profitability gains. In financials, we have selectively added to our regional bank exposure as many of these stocks are flat to down over the past 18 months yet seem adequately capitalized, are selling at modest multiples and have 3-5% normalized dividend yields. The energy sector has also yielded some opportunity, but with the economic slowdown in both the U.S. and possibly China, we have been concerned about possible earnings disappointments. We are finding value in the oil services industry, with firms benefitting from strong pricing power dynamics.

Across sectors, we have continued to identify greater potential in larger cap stocks, especially those paying healthy dividends. In our opinion, this segment of the market offers less absolute risk relative to smaller cap equities. As mentioned above, we believe the economy will be facing deleveraging headwinds for the next few years and that these financially stronger companies will have a competitive advantage in that environment.

Our strict, research-driven methodology can sometimes lead to lagging performance when market euphoria – and low-quality stock momentum – runs rampant. However, this approach generally has outperformed in difficult markets, a trend that again proved to be true during the recent stock selloff. While it is currently unclear if high-quality stocks will continue to take a leadership position coming out of the latest downturn, we believe our focus on these types of securities will lead to stronger risk-adjusted performance over the long term. By seeking to protect against capital losses in market declines and capture solid absolute returns during market rallies, we believe can maximize the effects of compounding and deliver attractive performance across full market cycles relative to our Fund benchmarks.

Overall, the Fund’s U.S. Treasury holdings remained underweight in both allocation and duration contribution relative to the Barclays Capital U.S. Aggregate Bond Index (the “Agg”) for most of the period. Consistent with our process of closely monitoring company fundamentals to drive our investment decisions, we periodically attempted to reduce the sleeve’s risk and slightly increased U.S. Treasury exposure in effort to shield against undesirable outcomes. We executed on this strategy in late summer/early fall 2010, in February 2011 as well as during the most recent quarter. In our opinion, the Fund’s strategic allocation to U.S. Treasuries plays a critical defensive role during periods of uncertainty and offers the most viable way to quickly address rising risk and uncertain markets. However, in light of the uncertainty related to the U.S. Government’s fiscal challenges we continue to monitor how this dynamic might change moving ahead.

Despite the occasional defensive shift, our fundamental bullish positioning toward credit remained. We maintained significant overweighting to corporate credit and zero exposure to U.S. government agencies throughout the year. We have long argued that the financial crisis has resulted in major structural changes to the fixed income market. In essence, three of the four core bond sectors in the Agg have converged, with U.S. government agencies, agency mortgages and U.S. Treasuries all now representing one large U.S. government sector. With over 75% of the index now exhibiting U.S. Treasury-like characteristics, the overall bond market has become much more susceptible to interest rate volatility. We believe that corporate credit remains the primary nongovernment alternative, offering the best risk-adjusted returns. We also believe that our focus on security selection in this market segment represents the most effective way to capture alpha and manage long-term risk.

The bond climate continually defied consensus expectations throughout the past year. Prognosticators shifted between fears of a double-dip recession to more recently anticipating higher interest rates and inflation driven by accelerating economic growth. To date, the reverse has often proven to be true and has more recently resulted in a general lack of investor confidence in two key areas. From regional surveys in the U.S. to confidence levels in Europe and a challenging economic environment in Japan, the global economic data has turned modestly weaker. The real question is whether this recent information represents a temporary soft patch or the early signs of retreat back into recession. We think the former is more probable based on information we are receiving from our bottom-up, fundamental company research. Given the positive data velocity at the end of 2010 and early 2011, it seems logical that the economy could pause a bit, and our core belief is that growth recovery will resume in the third and fourth quarters, though at a lower trajectory than previous GDP forecasts. We will continue to monitor developments closely and may revise our opinion as our ongoing discussions at the company level continue to provide real-time information on the state of the economy.

Looking ahead, we believe the most crucial factor to U.S. economic expansion will be an acceleration in employment and wages in the economy, making the next several nonfarm payroll reports and regional employment surveys extremely important. We also continue to focus intently on the global growth engine of China, where

42 | JUNE 30, 2011

(unaudited)

monetary tightening seems to be in the later stages. Our expectation is that growth in the region will moderate yet remain solid, but we are closely monitoring Chinese equity markets for indications of domestic confidence. Recent reports on delinquent credits within the country’s banking system and recent claims of fraudulent corporate policies and malfeasance are garnering a lot of attention.

On the U.S. inflation front, the Fed appears to have been able to circumvent this risk of deflation while keeping inflation fears at bay for the moment, explaining the recent pricing pressures as being transitory in nature. Still, the ramifications of recent higher raw materials may take up to another 12 months to work through the system down to consumers. In addition, rising owners’ equivalent rent will likely start to feed into the core CPI rates going forward. This is an area we are monitoring closely. While growth is slowing and inflation fears are moderating it also seems the odds of an additional round of quantitative easing or QE3 seem remote. The negative speculation surrounding the wind down of the Fed’s most recent round of QE2 has added considerable, and in our view unnecessary, noise to an already stressed marketplace.

The second and probably greater area making markets nervous is the risk ensuing from escalating concerns around U.S. and European government debt. In the U.S., Washington’s partisan budget battles have taken center stage and will probably intensify into the upcoming election cycle. Growing deficits and rising levels of absolute debt have raised questions around Washington’s lack of fiscal responsibility. As we quickly approach the U.S. debt ceiling, the pressure will move to ceiling expansions and deficit reduction targets, Congress and the White House will engage in trying to find common ground. From an economic standpoint, the resolution could be a drag on growth, though it remains to be seen whether Congress will more fully embrace tax policy or austerity measures as the most workable fiscal salve. Long term, we think the federal debt burden is one of the most significant risk factors for markets. While we are optimistic that the U.S. will eventually get its financial house in order, the debate on how best to unwind this mess is likely to keep markets on edge until some sort of resolution is reached.

This is an appropriate point in our letter to interject an out-of-period but highly relevant comment regarding recent actions of the rating agencies Standard & Poor’s and Moody’s. After markets closed on July 13, 2011, Moody’s announced that it had put the U.S. under review for a credit rating downgrade. This followed a similar move by Standard & Poor’s in April, which lowered its U.S. credit rating outlook to negative from stable. Clearly, the ratings agencies were losing patience with Washington as the clock ticked on the deadline to raise the debt limit and politicians appeared deadlocked on a deal, raising the prospect of a “huge calamity,” as Fed Chairman Ben Bernanke put it, should the U.S. default. To put this in perspective, roughly 72% of the U.S. bond market, as represented by the Agg, was at risk of being downgraded. Despite the increasingly rancorous tone in Washington, a deal was reached before the August 2 deadline to raise the U.S. debt limit thus averting a default. Unfortunately, the high-stakes, partisan nature of this battle resulted in what is probably best characterized as a stopgap solution. The inevitable resurgence of the issue is likely to plague the markets through the 2012 election season and may lead to more volatility and uncertainty.

The debt situation in Europe is also elevating overall market anxiousness. It is difficult to analyze exactly how the European Central Bank’s and International Monetary Fund’s approaches to the financial woes of countries such as Greece, Spain and Italy will play out long term. Short term it appears they are just kicking the can down the road, as well as creating greater political debate (and by extension uncertainty) in financially strong countries such as Germany and France. Ultimately, the debt of fiscally unstable sovereignties needs to be restructured in a way that allows for economic independence from other euro-zone countries, and we expect to see higher risk premiums throughout the region until that occurs.

Against this landscape, we think interest rate risk continues to pose a considerably larger threat to bond investors compared to default risk from what we believe are prudently selected credits. Unfortunately, the much-publicized debt problems of nations around the world are amplifying volatility across broader bond markets and causing substantial headline risk, which would be easier to discount if growth indicators were stronger. Hence, we think a modestly cautious portfolio stance is justified in what is likely to remain an uncertain and volatile market climate. We also stand ready to take advantage of opportunities offered in market downdrafts in the form of attractive corporate credit valuations. It seems inevitable that fundamentals remain chief driver of market performance despite periods of uncertainty, and we believe that securities purchased as the current turmoil ebbs will help position the Fund to deliver the strong risk-adjusted return over the long term.

Thank you for your investment with us in Perkins Value Plus Income Fund.

Janus Value Funds | 43

Perkins Value Plus Income Fund (unaudited)

The Consumer Price Index (CPI) represents changes in prices of all goods and services purchased for consumption by urban households. The core CPI represents changes in prices of all goods, excluding volatile food and energy prices.

Owners’ Equivalent Rent (OER) measures the change in the price of the shelter services provided by owner-occupied housing. Rental equivalence measures the change in the implicit rent, which is the amount a homeowner would pay to rent, or would earn from renting, his or her home in a competitive market. It is one of the larger components of CPI.

44 | JUNE 30, 2011

(unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Pfizer, Inc.	0.71%
AT&T, Inc.	0.61%
Chevron Corp.	0.52%
Koppers Holdings, Inc.	0.52%
International Business Machines Corp.	0.52%

5 Bottom Performers – Equity Holdings

Contribution

Cisco Systems, Inc.	–0.33%
Staples, Inc.	–0.29%
Hewlett-Packard Co.	–0.15%
RadioShack Corp.	–0.14%
Harte-Hanks, Inc.	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	4.31%	13.50%	12.87%
Energy	4.16%	10.47%	12.40%
Financials	3.20%	22.42%	27.15%
Consumer Staples	3.18%	12.13%	9.92%
Information Technology	1.99%	10.65%	5.51%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.25%	3.63%	7.02%
Consumer Discretionary	1.19%	8.38%	7.82%
Telecommunication Services	1.21%	6.15%	5.08%
Materials	1.72%	4.05%	3.08%
Industrials	1.94%	8.62%	9.15%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds | 45

Perkins Value Plus Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2011

Exxon Mobil Corp. Oil Companies – Integrated	1.2%
Vodafone Group PLC (ADR) Cellular Telecommunications	1.1%
Abbott Laboratories Medical – Drugs	1.0%
CenturyLink, Inc. Telephone – Integrated	1.0%
Pfizer, Inc. Medical – Drugs	1.0%

5.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2011

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2011

46 | JUNE 30, 2011

(unaudited)

Performance

Cumulative Total Return – for the periods ended June 30, 2011		Expense Ratios – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	14.49%	1.90%	1.01%

MOP	7.91%

Perkins Value Plus Income Fund – Class C Shares

NAV	13.74%	2.67%	1.76%

CDSC	12.62%

Perkins Value Plus Income Fund – Class D Shares(1)	14.62%	1.66%	0.88%

Perkins Value Plus Income Fund – Class I Shares	14.66%	1.56%	0.76%

Perkins Value Plus Income Fund – Class S Shares	14.24%	2.04%	1.26%

Perkins Value Plus Income Fund – Class T Shares	14.49%	1.79%	1.01%

Russell 1000® Value Index	20.77%

Barclays Capital U.S. Aggregate Bond Index	2.80%

Value Income Index	11.70%

Lipper Quartile – Class I Shares	–

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	–

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 47

Perkins Value Plus Income Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least November 1, 2011. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes for the Fund expect to incur during the fiscal year. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, short sales and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund’s performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

48 | JUNE 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,047.70	$5.03

Hypothetical (5% return before expenses)	$1,000.00	$1,019.88	$4.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,043.90	$8.82

Hypothetical (5% return before expenses)	$1,000.00	$1,016.17	$8.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,048.30	$4.22

Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,048.50	$3.56

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,046.40	$6.29

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/11)	(6/30/11)	(1/1/11 - 6/30/11)†

Actual	$1,000.00	$1,047.70	$4.98

Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

†	Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.74% for Class C Shares, 0.83% for Class D Shares, 0.70% for Class I Shares, 1.24% for Class S Shares and 0.98% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Value Funds | 49

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 0.7%
$32,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$35,014
34,000	Commercial Mortgage Pass Through Certificates 6.0084%, 12/10/49‡	37,345
32,766	DBUBS Mortgage Trust 3.7420%, 6/1/17(144A)	33,513
47,000	FREMF Mortgage Trust 4.7706%, 4/25/44(144A),‡	45,810
30,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	32,509
18,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27(144A)	19,654
30,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.3110%, 8/5/32(144A)	29,084
18,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0671%, 4/15/45‡	19,977
31,000	Morgan Stanley Capital I 3.8840%, 2/15/16(144A)	31,877

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $281,795)		284,783

Bank Loans – 0.8%
Aerospace and Defense – Equipment – 0.1%
59,700	TransDigm, Inc. 4.0000%, 2/14/17‡	59,797
Automotive – Cars and Light Trucks – 0.1%
33,643	Ford Motor Co. 2.9400%, 12/15/13‡	33,603
Food – Canned – 0.4%
145,000	Del Monte Foods Co. 4.5000%, 3/8/18‡	144,508
Retail – Apparel and Shoe – 0.1%
21,236	Phillips-Van Heusen Corp. 3.5000%, 5/6/16‡	21,255
Retail – Restaurants – 0.1%
43,526	DineEquity, Inc. 4.2500%, 10/19/17‡	43,519
Telecommunication Equipment – 0%
16,957	CommScope, Inc. 5.0000%, 1/14/18‡	17,053

Total Bank Loans (cost $319,075)		319,735

Common Stock – 59.0%
Aerospace and Defense – 1.0%
2,800	General Dynamics Corp.	$208,656
3,300	Raytheon Co.	164,505
		373,161
Agricultural Chemicals – 0.4%
2,500	Mosaic Co.**	169,325
Apparel Manufacturers – 0.3%
900	VF Corp.	97,704
Applications Software – 0.7%
10,900	Microsoft Corp.**	283,400
Beverages – Non-Alcoholic – 0.6%
1,500	Coca-Cola Co.**	100,935
1,800	PepsiCo, Inc.**	126,774
		227,709
Brewery – 0.5%
4,500	Molson Coors Brewing Co. – Class B**	201,330
Building – Residential and Commercial – 0.3%
5,000	M.D.C. Holdings, Inc.	123,200
Cellular Telecommunications – 1.9%
18,000	SK Telecom Co., Ltd. (ADR)	336,600
15,300	Vodafone Group PLC (ADR)	408,816
		745,416
Commercial Banks – 2.1%
1,500	Bank of Hawaii Corp.	69,780
6,000	BB&T Corp.**	161,040
8,500	Firstmerit Corp.	140,335
16,000	Glacier Bancorp., Inc.	215,680
1,600	M&T Bank Corp.	140,720
3,500	Trustmark Corp.	81,935
		809,490
Commercial Services – Finance – 1.1%
4,900	Paychex, Inc.	150,528
13,400	Western Union Co.	268,402
		418,930
Computer Services – 0.8%
1,700	International Business Machines Corp.**	291,635
Computers – 0.2%
1,900	Hewlett-Packard Co.	69,160
Computers – Integrated Systems – 0.1%
1,200	Diebold, Inc.	37,212
Consumer Products – Miscellaneous – 0.5%
3,000	Kimberly-Clark Corp.	199,680
Containers – Metal and Glass – 0.4%
2,600	Greif, Inc.	169,078
Containers – Paper and Plastic – 0.2%
3,200	Packaging Corp. of America	89,568
Cruise Lines – 0.5%
5,400	Carnival Corp. (U.S. Shares)	203,202
Direct Marketing – 0.3%
14,500	Harte-Hanks, Inc.	117,740
Distribution/Wholesale – 0.6%
2,600	Genuine Parts Co.	141,440
2,200	Owens & Minor, Inc.	75,878
		217,318
Diversified Banking Institutions – 0.7%
6,500	JPMorgan Chase & Co.	266,110
Diversified Operations – 2.1%
12,900	General Electric Co.	243,294
2,800	Illinois Tool Works, Inc.	158,172
4,500	Koppers Holdings, Inc.	170,685
4,500	Tyco International, Ltd. (U.S. Shares)	222,435
		794,586

See Notes to Schedules of Investments and Financial Statements.

50 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Electric – Integrated – 1.7%
1,800	Entergy Corp.	$122,904
5,000	GDF Suez	182,964
10,500	PPL Corp.	292,215
1,800	Public Service Enterprise Group, Inc.	58,752
		656,835
Electronic Components – Miscellaneous – 0.5%
6,000	Garmin, Ltd.	198,180
Electronic Components – Semiconductors – 0.7%
11,300	Intel Corp.	250,408
Food – Baking – 0.2%
3,000	Flowers Foods, Inc.**	66,120
Food – Miscellaneous/Diversified – 1.1%
1,800	General Mills, Inc.	66,996
1,500	Kellogg Co.*	82,980
8,000	Unilever PLC (ADR)	259,120
		409,096
Food – Wholesale/Distribution – 0.6%
7,000	Sysco Corp.	218,260
Gas – Transportation – 0.2%
2,200	AGL Resources, Inc.	89,562
Gold Mining – 0.4%
3,100	Goldcorp, Inc. (U.S. Shares)**	149,637
Instruments – Scientific – 0.2%
2,700	PerkinElmer, Inc.	72,657
Medical – Biomedical and Genetic – 0.3%
2,000	Amgen, Inc.*	116,700
Medical – Drugs – 4.4%
7,300	Abbott Laboratories**	384,126
6,000	GlaxoSmithKline PLC (ADR)	257,400
6,800	Merck & Co., Inc.	239,972
5,300	Novartis A.G. (ADR)	323,883
18,000	Pfizer, Inc.**	370,800
2,600	Roche Holding A.G. (ADR)	109,096
		1,685,277
Medical – Generic Drugs – 0.7%
5,600	Teva Pharmaceutical S.P. (ADR)**	270,032
Medical – Wholesale Drug Distributors – 0.1%
500	McKesson Corp.	41,825
Medical Instruments – 0.8%
8,000	Medtronic, Inc.	308,240
Medical Products – 1.5%
1,400	Baxter International, Inc.	83,566
1,800	Becton, Dickinson and Co.**	155,106
1,500	Covidien PLC (U.S. Shares)**	79,845
3,000	Johnson & Johnson**	199,560
1,300	West Pharmaceutical Services, Inc.	56,888
		574,965
Metal – Copper – 0.4%
2,700	Freeport-McMoRan Copper & Gold, Inc. – Class B**	142,830
Multi-Line Insurance – 2.1%
10,700	Allstate Corp.	326,671
20,700	Old Republic International Corp.	243,225
8,600	Unitrin, Inc.	255,162
		825,058
Multimedia – 0.3%
3,100	Time Warner, Inc.	112,747
Networking Products – 0.7%
17,100	Cisco Systems, Inc.	266,931
Non-Hazardous Waste Disposal – 0.7%
8,700	Republic Services, Inc.	268,395
Office Automation and Equipment – 0.2%
3,500	Pitney Bowes, Inc.	80,465
Oil and Gas Drilling – 0.4%
3,000	Ensco International PLC (ADR)**	159,900
Oil Companies – Exploration and Production – 2.2%
3,500	Devon Energy Corp.**	275,835
2,000	EQT Corp.	105,040
2,500	Noble Energy, Inc.**	224,075
600	Occidental Petroleum Corp.**	62,424
4,300	Southwestern Energy Co.*,**	184,384
		851,758
Oil Companies – Integrated – 3.1%
3,000	Chevron Corp.**	308,520
3,400	ConocoPhillips**	255,646
5,500	Exxon Mobil Corp.**	447,590
700	Marathon Oil Corp.**	36,876
2,000	Royal Dutch Shell PLC (ADR)	142,260
		1,190,892
Paper and Related Products – 0.3%
8,000	Glatfelter	123,040
Pipelines – 1.1%
10,800	Kinder Morgan, Inc.	310,284
4,000	Spectra Energy Corp.	109,640
		419,924
Property and Casualty Insurance – 0.2%
1,500	Chubb Corp.	93,915
Publishing – Books – 0.6%
25,000	Reed Elsevier PLC	227,324
Real Estate Management/Services – 0.4%
10,000	Brookfield Real Estate Services, Inc.	147,791
Reinsurance – 1.0%
2,500	Alterra Capital Holdings, Ltd.	55,750
1,000	Everest Re Group, Ltd.	81,750
3,600	PartnerRe, Ltd.	247,860
		385,360
REIT – Apartments – 0.4%
500	Avalonbay Communities, Inc.	64,200
8,000	Campus Crest Communities, Inc.	103,520
		167,720
REIT – Diversified – 1.0%
5,500	Potlatch Corp.	193,985
2,700	Rayonier, Inc.	176,445
		370,430

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 51

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

REIT – Health Care – 0.3%
2,500	Nationwide Health Properties, Inc.	$103,525
REIT – Mortgage – 1.1%
11,700	Annaly Mortgage Management, Inc.	211,068
13,100	Redwood Trust, Inc.	198,072
		409,140
REIT – Office Property – 1.0%
3,300	BioMed Realty Trust, Inc.	63,492
2,500	Corporate Office Properties	77,775
5,000	Government Properties Income Trust	135,100
3,000	Mack-Cali Realty Corp.	98,820
		375,187
Retail – Apparel and Shoe – 0.9%
17,300	American Eagle Outfitters, Inc.	220,575
6,000	Gap, Inc.	108,600
		329,175
Retail – Consumer Electronics – 0.4%
11,200	RadioShack Corp.	149,072
Retail – Discount – 1.1%
3,000	Target Corp.	140,730
5,000	Wal-Mart Stores, Inc.	265,700
		406,430
Retail – Drug Store – 0.3%
3,500	CVS Caremark Corp.	131,530
Retail – Office Supplies – 0.6%
13,800	Staples, Inc.	218,040
Retail – Regional Department Stores – 0.6%
3,000	Kohl’s Corp.	150,030
2,300	Macy’s, Inc.	67,252
		217,282
Retail – Restaurants – 0.5%
2,500	McDonald’s Corp.	210,800
Savings/Loan/Thrifts – 1.1%
23,000	First Niagara Financial Group, Inc.	303,600
3,000	Provident Financial Services, Inc.	42,960
5,800	Washington Federal, Inc.	95,294
		441,854
Semiconductor Equipment – 0.6%
12,000	Applied Materials, Inc.	156,120
2,600	MKS Instruments, Inc.	68,692
		224,812
Soap and Cleaning Preparations – 0.3%
47,500	McBride PLC	105,352
Super-Regional Banks – 2.8%
7,200	Fifth Third Bancorp.	91,800
6,000	PNC Financial Services Group, Inc.**	357,660
6,600	SunTrust Banks, Inc.**	170,280
5,000	U.S. Bancorp.	127,550
11,000	Wells Fargo & Co.**	308,660
		1,055,950
Telephone – Integrated – 1.9%
11,000	AT&T, Inc.	345,510
9,400	CenturyLink, Inc.**	380,042
		725,552
Tobacco – 0.7%
3,500	Altria Group, Inc.	92,435
1,000	British American Tobacco PLC (ADR)	88,000
2,000	Reynolds American, Inc.	74,100
		254,535
Tools – Hand Held – 0.1%
800	Snap-On, Inc.	49,984
Transportation – Air Freight – 0.1%
5,000	TNT Express N.V. (ADR)*	51,050
Transportation – Marine – 0.1%
511	Tidewater, Inc.	27,497
Transportation – Railroad – 0.3%
1,500	Norfolk Southern Corp.**	112,395
Transportation – Services – 0.3%
5,000	PostNL N.V. (ADR)	42,250
800	United Parcel Service, Inc. – Class B	58,344
		100,594
Wireless Equipment – 0.1%
900	Qualcomm, Inc.	51,111

Total Common Stock (cost $21,350,160)		22,598,095

Corporate Bonds – 26.9%
Agricultural Chemicals – 0.5%
$65,000	CF Industries, Inc. 6.8750%, 5/1/18	73,694
36,000	CF Industries, Inc. 7.1250%, 5/1/20	41,895
23,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15(144A)	23,488
50,000	Phibro Animal Health Corp. 9.2500%, 7/1/18(144A)	52,750
		191,827
Apparel Manufacturers – 0.3%
100,000	Levi Strauss & Co. 7.6250%, 5/15/20	100,000
Automotive – Cars and Light Trucks – 0.2%
50,000	Daimler Finance North America LLC 6.5000%, 11/15/13	55,624
Automotive – Truck Parts and Equipment – Original – 0.1%
45,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17(144A)	49,050
Beverages – Non-Alcoholic – 0.5%
111,000	Coca-Cola Co. 0.7500%, 11/15/13	110,436
77,000	Coca-Cola Co. 1.5000%, 11/15/15	75,597
		186,033
Beverages – Wine and Spirits – 0.5%
39,000	Constellation Brands, Inc. 7.2500%, 9/1/16	42,607
150,000	Pernod-Ricard S.A. 5.7500%, 4/7/21(144A)	156,609
		199,216
Brewery – 0.2%
50,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19	62,902

See Notes to Schedules of Investments and Financial Statements.

52 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Building Products – Cement and Aggregate – 0.1%
$17,000	CRH America, Inc. 4.1250%, 1/15/16	$17,393
30,000	CRH America, Inc. 5.7500%, 1/15/21	31,366
		48,759
Cable/Satellite Television – 0.1%
50,000	Comcast Corp. 5.1500%, 3/1/20	53,835
Chemicals – Diversified – 0.7%
50,000	Dow Chemical Co. 7.6000%, 5/15/14	57,982
100,000	Lyondell Chemical Co. 8.0000%, 11/1/17(144A)	111,250
100,000	Lyondell Chemical Co. 11.0000%, 5/1/18	112,000
		281,232
Chemicals – Specialty – 0.1%
47,000	Ashland, Inc. 9.1250%, 6/1/17	52,875
Commercial Banks – 2.2%
76,000	CIT Group, Inc. 5.2500%, 4/1/14(144A)	75,620
39,038	CIT Group, Inc. 7.0000%, 5/1/14	39,526
50,000	CIT Group, Inc. 7.0000%, 5/4/15	50,062
250,000	CIT Group, Inc. 7.0000%, 5/1/17	249,375
61,000	CIT Group, Inc. 6.6250%, 4/1/18(144A)	63,592
72,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	72,338
61,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16	61,533
100,000	Standard Chartered PLC 3.2000%, 5/12/16(144A)	99,035
56,000	SVB Financial Group 5.3750%, 9/15/20	56,270
72,000	Zions Bancorp. 7.7500%, 9/23/14	78,945
		846,296
Commercial Services – Finance – 0.5%
170,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	180,319
Computers – Memory Devices – 0.1%
35,000	Seagate Technology 10.0000%, 5/1/14(144A)	40,600
Consumer Products – Miscellaneous – 0.1%
37,000	Jarden Corp. 8.0000%, 5/1/16	40,145
Containers – Metal and Glass – 0.1%
30,000	Ball Corp. 5.7500%, 5/15/21	30,075
Data Processing and Management – 0.2%
37,000	Fiserv, Inc. 3.1250%, 10/1/15	37,450
22,000	Fiserv, Inc. 3.1250%, 6/15/16	21,884
22,000	Fiserv, Inc. 4.7500%, 6/15/21	21,882
		81,216
Diversified Banking Institutions – 1.6%
100,000	Ally Financial, Inc. 6.8750%, 9/15/11	100,750
85,000	Bank of America Corp. 3.6250%, 3/17/16	85,245
50,000	Citigroup, Inc. 5.0000%, 9/15/14	52,398
43,000	Citigroup, Inc. 4.8750%, 5/7/15	44,810
17,000	Citigroup, Inc. 4.7500%, 5/19/15	17,978
49,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	49,532
50,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	55,608
25,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	24,492
100,000	Morgan Stanley 3.4500%, 11/2/15	99,057
75,000	Morgan Stanley 5.6250%, 9/23/19	76,961
		606,831
Diversified Financial Services – 1.2%
50,000	General Electric Capital Corp. 4.8000%, 5/1/13	53,094
50,000	General Electric Capital Corp. 6.0000%, 8/7/19	55,363
150,000	General Electric Capital Corp. 5.5000%, 1/8/20	160,635
60,000	General Electric Capital Corp. 4.6250%, 1/7/21	60,353
118,000	General Electric Capital Corp. 5.3000%, 2/11/21	122,784
		452,229
Diversified Minerals – 0.2%
50,000	Teck Resources, Ltd. 10.2500%, 5/15/16	59,750
Diversified Operations – 0.2%
45,000	Danaher Corp. 2.3000%, 6/23/16	44,964
38,000	Danaher Corp. 3.9000%, 6/23/21	37,851
		82,815
Diversified Operations – Commercial Services – 0.1%
41,000	ARAMARK Corp. 8.5000%, 2/1/15	42,589
Electric – Generation – 0%
15,000	AES Corp. 7.7500%, 10/15/15	16,012
Electric – Integrated – 0.8%
39,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16(144A)	42,120

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 53

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Electric – Integrated – (continued)

$51,000	CMS Energy Corp. 4.2500%, 9/30/15	$52,456
38,000	CMS Energy Corp. 5.0500%, 2/15/18	39,053
22,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	22,071
30,000	PPL WEM Holdings PLC 3.9000%, 5/1/16(144A)	30,785
31,000	Public Service Co. of Colorado 3.2000%, 11/15/20	29,409
100,000	Xcel Energy, Inc. 4.7000%, 5/15/20	103,977
		319,871
Electronic Components – Semiconductors – 1.2%
50,000	Advanced Micro Devices, Inc. 8.1250%, 12/15/17	52,250
32,000	National Semiconductor Corp. 3.9500%, 4/15/15	34,021
59,000	National Semiconductor Corp. 6.6000%, 6/15/17	69,440
84,000	Texas Instruments, Inc. 0.8750%, 5/15/13	84,173
80,000	Texas Instruments, Inc. 1.3750%, 5/15/14	80,334
150,000	Texas Instruments, Inc. 2.3750%, 5/16/16	150,046
		470,264
Electronic Measuring Instruments – 0.2%
60,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	61,091
Electronics – Military – 0.5%
100,000	L-3 Communications Corp. 6.3750%, 10/15/15	102,750
15,000	L-3 Communications Corp. 5.2000%, 10/15/19	15,531
68,000	L-3 Communications Corp. 4.7500%, 7/15/20	67,321
		185,602
Finance – Auto Loans – 0.2%
50,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	50,750
7,000	Hyundai Capital America 3.7500%, 4/6/16(144A)	7,025
		57,775
Finance – Consumer Loans – 0.2%
80,000	SLM Corp. 6.2500%, 1/25/16	83,000
Finance – Credit Card – 0.1%
50,000	American Express Co. 6.8000%, 9/1/66‡	51,375
Finance – Investment Bankers/Brokers – 0.6%
50,000	Charles Schwab Corp. 4.4500%, 7/22/20	51,166
31,000	Jefferies Group, Inc. 3.8750%, 11/9/15	31,503
77,000	Jefferies Group, Inc. 5.1250%, 4/13/18	77,155
51,000	Lazard Group LLC 7.1250%, 5/15/15	57,386
4,000	Lazard Group LLC 6.8500%, 6/15/17	4,412
		221,622
Finance – Leasing Companies – 0.5%
93,000	International Lease Finance Corp. 5.7500%, 5/15/16	91,579
93,000	International Lease Finance Corp. 6.2500%, 5/15/19	90,867
		182,446
Food – Canned – 0.1%
32,000	Del Monte Foods, Co. 7.6250%, 2/15/19(144A)	32,320
Food – Meat Products – 0.3%
100,000	Tyson Foods, Inc. 6.8500%, 4/1/16	110,500
Food – Miscellaneous/Diversified – 0.6%
44,000	Corn Products International, Inc. 3.2000%, 11/1/15	44,876
23,000	Corn Products International, Inc. 6.6250%, 4/15/37	24,874
44,000	Kellogg Co. 3.2500%, 5/21/18	44,247
50,000	Kraft Foods, Inc. 5.3750%, 2/10/20	54,660
50,000	Kraft Foods, Inc. 6.5000%, 2/9/40	55,539
		224,196
Gambling – Non-Hotel – 0.1%
50,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	50,750
Hotels and Motels – 0.5%
18,000	Hyatt Hotels Corp. 5.7500%, 8/15/15(144A)	18,925
50,000	Hyatt Hotels Corp. 6.8750%, 8/15/19(144A)	55,799
50,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	55,375
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	55,875
		185,974
Investment Management and Advisory Services – 0.3%
50,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	53,599
61,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	63,592
		117,191
Linen Supply & Related Items – 0.2%
31,000	Cintas Corp. No. 2 2.8500%, 6/1/16	31,243
34,000	Cintas Corp. No. 2 4.3000%, 6/1/21	33,976
		65,219

See Notes to Schedules of Investments and Financial Statements.

54 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Medical – Biomedical and Genetic – 0%
$12,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	$13,320
Medical – HMO – 0%
7,000	Health Care Service Corp. 4.7000%, 1/15/21(144A)	7,184
Medical – Hospitals – 0.4%
50,000	HCA, Inc. 9.2500%, 11/15/16	53,062
100,000	HCA, Inc. 7.2500%, 9/15/20	107,375
		160,437
Medical Instruments – 0.4%
18,000	Boston Scientific Corp. 4.5000%, 1/15/15	18,979
68,000	Boston Scientific Corp. 6.0000%, 1/15/20	73,613
43,000	Boston Scientific Corp. 7.0000%, 11/15/35	46,052
		138,644
Money Center Banks – 0.1%
28,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16	28,638
22,000	Lloyds TSB Bank PLC 6.3750%, 1/21/21	22,903
		51,541
Mortgage Banks – 0.2%
42,000	Abbey National Treasury Services PLC 1.8538%, 4/25/14‡	41,749
46,000	Abbey National Treasury Services PLC 4.0000%, 4/27/16	45,647
		87,396
Multi-Line Insurance – 0.7%
47,000	American International Group, Inc. 5.4500%, 5/18/17	49,088
136,000	American International Group, Inc. 6.4000%, 12/15/20	146,388
50,000	MetLife, Inc. 7.7170%, 2/15/19	60,521
		255,997
Oil and Gas Drilling – 0.5%
31,000	Ensco PLC 3.2500%, 3/15/16	31,476
51,000	Ensco PLC 4.7000%, 3/15/21	51,519
100,000	Nabors Industries, Inc. 5.0000%, 9/15/20	101,184
		184,179
Oil Companies – Exploration and Production – 0.3%
50,000	Forest Oil Corp. 8.0000%, 12/15/11	51,250
50,000	Forest Oil Corp. 8.5000%, 2/15/14	54,250
		105,500
Oil Companies – Integrated – 0.5%
60,000	BP Capital Markets PLC 3.1250%, 10/1/15	61,602
28,000	BP Capital Markets PLC 4.5000%, 10/1/20	28,554
40,000	Petrobras International Finance Co. 3.8750%, 1/27/16	40,733
51,000	Petrobras International Finance Co. 5.3750%, 1/27/21	52,367
		183,256
Oil Refining and Marketing – 0.3%
50,000	Motiva Enterprises LLC 5.7500%, 1/15/20(144A)	55,437
41,000	NuStar Logistics L.P. 4.8000%, 9/1/20	41,336
		96,773
Paper and Related Products – 0.3%
106,000	Georgia-Pacific LLC 5.4000%, 11/1/20(144A)	108,028
Pharmacy Services – 0.1%
45,000	Express Scripts, Inc. 3.1250%, 5/15/16	45,277
Pipelines – 1.4%
25,000	Buckeye Partners L.P. 4.8750%, 2/1/21	25,222
50,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	53,250
37,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	37,235
50,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	55,972
55,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	53,808
50,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	55,709
50,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	52,062
50,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	52,446
54,000	Plains All American Pipeline L.P. 5.0000%, 2/1/21	54,910
40,000	TC Pipelines L.P. 4.6500%, 6/15/21	39,785
61,000	Western Gas Partners L.P. 5.3750%, 6/1/21	62,815
		543,214
Publishing – Newspapers – 0%
6,000	Gannett Co., Inc. 6.3750%, 9/1/15(144A)	6,210
9,000	Gannett Co., Inc. 7.1250%, 9/1/18(144A)	9,034
		15,244
Publishing – Periodicals – 0.2%
58,000	United Business Media, Ltd. 5.7500%, 11/3/20(144A)	57,628
Radio – 0.1%
50,000	Sirius XM Radio, Inc. 8.7500%, 4/1/15(144A)	55,125

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 55

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

Real Estate Management/Services – 0.1%
$27,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	$27,742
Real Estate Operating/Development – 0.1%
37,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	37,515
REIT – Diversified – 0.7%
250,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21(144A)	256,670
REIT – Health Care – 0.2%
9,000	HCP, Inc. 2.7000%, 2/1/14	9,130
15,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	15,497
52,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	54,768
		79,395
REIT – Hotels – 0.4%
55,000	Host Hotels & Resorts, Inc. 6.7500%, 6/1/16	56,788
77,000	Host Hotels & Resorts, Inc. 5.8750%, 6/15/19(144A)	77,096
		133,884
REIT – Regional Malls – 0.8%
189,000	Rouse Co. L.P. 6.7500%, 5/1/13(144A)	195,379
122,000	Rouse Co. L.P. 6.7500%, 11/9/15	125,812
		321,191
REIT – Shopping Centers – 0.1%
31,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	30,558
Resorts and Theme Parks – 0.1%
43,000	Vail Resorts, Inc. 6.5000%, 5/1/19(144A)	43,215
Retail – Apparel and Shoe – 0.4%
150,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	160,500
Retail – Regional Department Stores – 0.3%
50,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	56,128
50,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	55,336
		111,464
Retail – Toy Store – 0.1%
50,000	Toys R Us Property Co. LLC 8.5000%, 12/1/17	52,250
Shipbuilding – 0.1%
17,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18(144A)	17,425
16,000	Huntington Ingalls Industries, Inc. 7.1250%, 3/15/21(144A)	16,560
		33,985
Steel – Producers – 0.1%
46,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	46,920
Super-Regional Banks – 0.4%
31,000	KeyCorp 5.1000%, 3/24/21	31,573
42,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	42,408
84,000	Wells Fargo & Co. 4.6000%, 4/1/21	84,466
		158,447
Telephone – Integrated – 0.7%
27,000	CenturyLink, Inc. 5.1500%, 6/15/17	27,044
27,000	CenturyLink, Inc. 7.6000%, 9/15/39	25,971
50,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	50,750
129,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	138,514
25,000	Sprint Capital Corp. 8.3750%, 3/15/12	26,000
		268,279
Transportation – Railroad – 0.4%
100,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	108,500
20,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20(144A)	20,800
34,000	Kansas City Southern de Mexico S.A. de C.V. 6.1250%, 6/15/21(144A)	34,000
		163,300
Transportation – Services – 0.1%
11,000	Asciano Finance, Ltd. 3.1250%, 9/23/15(144A)	10,854
15,000	Ryder System, Inc. 3.6000%, 3/1/16	15,369
		26,223
Transportation – Truck – 0.1%
55,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	55,550

Total Corporate Bonds (cost $10,152,617)		10,295,257

Preferred Stock – 0.2%
Diversified Financial Services – 0.1%
2,050	Citigroup Capital, 7.8750%	56,949
Electric – Integrated – 0.1%
600	PPL Corp., 8.7500%	32,946

Total Preferred Stock (cost $84,367)		89,895

U.S. Government Agency Notes – 2.9%
	Fannie Mae:
$21,262	5.0000%, 11/1/33	22,724
44,303	5.0000%, 12/1/33	47,383
24,940	5.0000%, 2/1/34	26,675
45,189	5.5000%, 5/1/35	49,137
189,543	5.5000%, 5/1/37	206,223
27,854	5.5000%, 3/1/38	30,306
21,711	4.5000%, 10/1/40	22,494
21,300	5.0000%, 3/1/41	22,768
44,388	5.0000%, 4/1/41	47,252
56,800	5.0000%, 4/1/41	60,536
68,496	4.5000%, 4/1/41	71,182

See Notes to Schedules of Investments and Financial Statements.

56 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Shares or Principal Amount		Value

	Freddie Mac:
$40,596	5.0000%, 1/1/19	$43,870
103,000	6.0000%, 1/1/38	113,548
24,556	5.5000%, 5/1/38	26,690
66,231	5.5000%, 10/1/39	71,988
50,786	4.5000%, 1/1/41	52,543
68,784	4.5000%, 5/1/41	71,374
113,863	5.0000%, 5/1/41	121,298

Total U.S. Government Agency Notes (cost $1,113,445)		1,107,991

U.S. Treasury Notes/Bonds – 5.8%
	U.S. Treasury Notes/Bonds:
100,000	1.0000%, 10/31/11	100,305
100,000	1.1250%, 1/15/12	100,539
100,000	1.3750%, 5/15/12	101,008
95,000	0.3750%, 8/31/12	95,126
100,000	1.3750%, 1/15/13	101,547
100,000	1.3750%, 2/15/13	101,590
100,000	2.7500%, 10/31/13	105,000
60,180	0.5000%, 4/15/15ÇÇ	62,766
257,000	2.0000%, 1/31/16	261,999
148,000	1.7500%, 5/31/16	148,231
90,000	2.3750%, 5/31/18	89,522
797,000	3.1250%, 5/15/21	794,761
57,000	4.7500%, 2/15/41	60,589
93,000	4.3750%, 5/15/41	92,855

Total U.S. Treasury Notes/Bonds (cost $2,224,539)		2,215,838

Money Market – 2.2%
845,339	Janus Cash Liquidity Fund LLC, 0% (cost $845,339)	845,339

Total Investments (total cost $36,371,337) – 98.5%		37,756,933

Cash, Receivables and Other Assets, net of Liabilities – 1.5%		557,324

Net Assets – 100%		$38,314,257

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$291,012	0.8%
Bermuda	385,360	1.0%
Canada	409,240	1.1%
Cayman Islands	133,700	0.4%
France	339,573	0.9%
Ireland	79,845	0.2%
Israel	270,032	0.7%
Mexico	163,300	0.4%
Netherlands	93,300	0.2%
Panama	203,202	0.5%
South Korea	336,600	0.9%
Switzerland	853,594	2.3%
United Kingdom	2,223,951	5.9%
United States††	31,974,224	84.7%

Total	$37,756,933	100.0%

††	Includes Cash Equivalents (82.4% excluding Cash Equivalents).

Schedule of Written Options – Calls	Value

BB&T Corp. expires July 2011 18 contracts exercise price $28.00	$(185)
Becton Dickson and Co. expires July 2011 5 contracts exercise price $90.00	(62)
Coca-Cola Co. expires July 2011 5 contracts exercise price $70.00	(36)
ConocoPhillips expires July 2011 6 contracts exercise price $77.50	(259)
Covidien PLC expires July 2011 7 contracts exercise price $57.50	(25)
Devon Energy Corp. expires July 2011 6 contracts exercise price $85.00	(108)
Ensco International PLC expires July 2011 4 contracts exercise price $60.00	(17)
Exxon Mobil Corp. expires July 2011 8 contracts exercise price $85.00	(80)
Flowers Foods, Inc. expires July 2011 9 contracts exercise price $21.66	(543)
Freeport-McMoRan Copper & Gold, Inc. expires July 2011 5 contracts exercise price $55.00	(337)
Goldcorp, Inc. expires July 2011 7 contracts exercise price $55.00	(7)
International Business Machines Corp. expires July 2011 3 contracts exercise price $175.00	(131)
Johnson & Johnson expires July 2011 7 contracts exercise price $70.00	(26)
Marathon Oil Corp. expires July 2011 7 contracts exercise price $57.50	(139)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 57

Perkins Value Plus Income Fund

Schedule of Investments

As of June 30, 2011

Value

Schedule of Written Options – Calls – (continued)
Molson Coors Brewing Co. expires July 2011 10 contracts exercise price $50.00	$(10)
Noble Energy, Inc. expires July 2011 7 contracts exercise price $95.00	(235)
Norfolk Southern Corp. expires July 2011 3 contracts exercise price $77.50	(104)
Occidental Petroleum Corp. expires July 2011 2 contracts exercise price $115.00	(19)
PepsiCo, Inc. expires July 2011 5 contracts exercise price $72.50	(81)
Southwestern Energy Co. expires July 2011 11 contracts exercise price $47.00	(64)
Suntrust Banks, Inc. expires July 2011 14 contracts exercise price $29.00	(25)
Teva Pharmaceuticals expires July 2011 11 contracts exercise price $55.00	(3)
The Mosaic Co. expires July 2011 3 contracts exercise price $77.50	(19)
Wells Fargo & Co. expires July 2011 19 contracts exercise price $30.00	(109)

Total Written Options – Calls (premiums received $2,434 )	$(2,624)

Schedule of Written Options – Puts
Abbott Laboratories expires July 2011 5 contracts exercise price $48.00	$(21)
Amgen, Inc. expires July 2011 3 contracts exercise price $50.00	(10)
CenturyLink, Inc. expires July 2011 7 contracts exercise price $36.00	(1)
Chevron Corp. expires July 2011 2 contracts exercise price $90.00	(19)
Cisco Systems, Inc. expires July 2011 15 contracts exercise price $14.00	(17)
Coca-Cola Co. expires July 2011 4 contracts exercise price $62.50	(18)
ConocoPhillips expires July 2011 3 contracts exercise price $65.00	(15)
Covidien PLC expires July 2011 8 contracts exercise price $47.50	(60)
Devon Energy Corp. expires July 2011 4 contracts exercise price $70.00	(28)
Ensco International PLC expires July 2011 5 contracts exercise price $48.00	(57)
Exxon Mobil Corp. expires July 2011 4 contracts exercise price $72.50	(32)
Freeport-McMoRan Copper & Gold, Inc. expires July 2011 6 contracts exercise price $38.00	(4)
General Mills, Inc. expires July 2011 11 contracts exercise price $34.00	(17)
Goldcorp, Inc. expires July 2011 5 contracts exercise price $40.00	(11)
International Business Machines Corp. expires July 2011 3 contracts exercise price $150.00	(24)
Johnson & Johnson expires July 2011 7 contracts exercise price $60.00	(12)
Macy’s, Inc. expires July 2011 10 contracts exercise price $23.00	(8)

See Notes to Schedules of Investments and Financial Statements.

58 | JUNE 30, 2011

Schedule of Investments

As of June 30, 2011

Value

Schedule of Written Options – Puts – (continued)
McDonald’s Corp. expires July 2011 5 contracts exercise price $75.00	$(6)
McKesson Corp. expires July 2011 3 contracts exercise price $75.00	(2)
Medtronic, Inc. expires July 2011 6 contracts exercise price $35.00	(38)
Microsoft Corp. expires July 2011 11 contracts exercise price $22.00	(13)
Microsoft Corp. expires January 2012 15 contracts exercise price $25.00	(2,253)
Molson Coors Brewing Co. expires July 2011 5 contracts exercise price $40.00	(7)
Noble Energy, Inc. expires July 2011 4 contracts exercise price $75.00	(13)
Norfolk Southern Corp. expires July 2011 4 contracts exercise price $62.50	(6)
Occidental Petroleum Corp. expires July 2011 3 contracts exercise price $90.00	(30)
PepsiCo, Inc. expires July 2011 6 contracts exercise price $62.50	(10)
Qualcomm, Inc. expires July 2011 3 contracts exercise price $45.00	(5)
Southwestern Energy Co. expires July 2011 5 contracts exercise price $35.00	(7)
Suntrust Banks, Inc. expires July 2011 8 contracts exercise price $22.00	(18)
Target Corp. expires July 2011 3 contracts exercise price $40.00	(5)
Teva Pharmaceuticals expires July 2011 4 contracts exercise price $40.00	(3)
The Gap, Inc. expires July 2011 15 contracts exercise price $16.00	(43)
The Mosaic Co. expires July 2011 5 contracts exercise price $50.00	(2)
United Parcel Service expires July 2011 3 contracts exercise price $62.50	(6)
VF Corp. expires July 2011 2 contracts exercise price $85.00	(3)
Wal-Mart Stores, Inc. expires July 2011 5 contracts exercise price $47.50	(5)
Wells Fargo & Co. expires July 2011 6 contracts exercise price $22.00	(6)

Total Schedule of Written Options – Put (premiums received $6,286 )	$(2,835)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 59

Statements of Assets and Liabilities

As of June 30, 2011
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund(1)

Assets:
Investments at cost	$122,559	$12,639,835	$3,048,569	$36,371
Unaffiliated investments at value	$124,650	$13,079,674	$2,569,120	$36,912
Affiliated investments at value	–	718,613	332,673	845
Repurchase agreements(2)	11,260	1,023,852	468,759	–
Cash	–	1,189	20	23
Cash denominated in foreign currency(3)	–	–	–	–
Receivables:
Investments sold	158	28,956	22,356	603
Fund shares sold	11	11,676	2,833	125
Dividends	211	20,607	1,890	63
Foreign dividend tax reclaim	1	757	–	4
Interest	–	5	–	153
Non-interested Trustees’ deferred compensation	4	386	88	1
Other assets	1	58	8	–
Total Assets	136,296	14,885,773	3,397,747	38,729
Liabilities:
Payables:
Options written, at value(4)	–	8,643	–	5
Due to custodian	10	–	–	–
Investments purchased	831	51,184	7,413	289
Fund shares repurchased	19	24,894	3,175	51
Dividends	–	–	43	5
Advisory fees	70	7,396	2,172	22
Administrative services fees	2	1,892	353	3
Distribution fees and shareholder servicing fees	3	708	106	5
Administrative, networking and omnibus fees	2	697	98	1
Non-interested Trustees’ fees and expenses	1	103	20	–
Non-interested Trustees’ deferred compensation fees	4	386	88	1
Accrued expenses and other payables	35	768	186	33
Total Liabilities	977	96,671	13,654	415
Net Assets	$135,319	$14,789,102	$3,384,093	$38,314

See Notes to Financial Statements.

See footnotes at the end of the Statements.

60 | JUNE 30, 2011

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Statements of Assets and Liabilities  (continued)

As of June 30, 2011
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund(1)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$116,705	$12,047,425	$2,749,328	$35,544
Undistributed net investment income*	849	59,976	8,895	138
Undistributed net realized gain from investment and foreign currency transactions*	4,414	484,476	303,884	1,243
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	13,351	2,197,225	321,986	1,389
Total Net Assets	$135,319	$14,789,102	$3,384,093	$38,314
Net Assets - Class A Shares	$2,265	$1,358,791	$223,229	$4,861
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	159	57,429	8,970	436
Net Asset Value Per Share(5)	$14.21	$23.66	$24.89	$11.15
Maximum Offering Price Per Share(6)	$15.08	$25.10	$26.41	$11.83
Net Assets - Class C Shares	$2,797	$242,324	$29,444	$4,128
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	200	10,314	1,198	370
Net Asset Value Per Share(5)	$14.00	$23.50	$24.57	$11.15
Net Assets - Class D Shares	$15,001	$936,795	$86,402	$12,627
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,060	39,504	3,462	1,132
Net Asset Value Per Share	$14.15	$23.71	$24.96	$11.15
Net Assets - Class I Shares	$112,360	$3,385,626	$1,317,183	$7,860
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,927	142,779	52,670	705
Net Asset Value Per Share	$14.17	$23.71	$25.01	$11.15
Net Assets - Class L Shares	N/A	$63,549	$325,503	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	2,659	12,847	N/A
Net Asset Value Per Share	N/A	$23.90	$25.34	N/A
Net Assets - Class R Shares	N/A	$170,602	$38,302	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	7,232	1,550	N/A
Net Asset Value Per Share	N/A	$23.59	$24.71	N/A
Net Assets - Class S Shares	$685	$834,778	$106,549	$3,808
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48	35,306	4,289	342
Net Asset Value Per Share	$14.15	$23.64	$24.84	$11.15
Net Assets - Class T Shares	$2,211	$7,796,637	$1,257,481	$5,030
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	157	328,987	50,441	451
Net Asset Value Per Share	$14.13	$23.70	$24.93	$11.15

*	See Note 5 in Notes to Financial Statements.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Includes cost of $11,260,000, $1,023,852,000 and $468,759,000 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, respectively.
(3)	Includes cost of $490 for Perkins Value Plus Income Fund.
(4)	Includes premiums of $23,549,564 and $8,720 on written options for Perkins Mid Cap Value Fund and Perkins Value Plus Income Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

62 | JUNE 30, 2011

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Statements of Operations

For the fiscal year ended June 30, 2011
(all numbers in thousands)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund(1)

Investment Income:
Interest	$13	$1,681	$700	$492
Dividends	2,383	265,452	44,738	583
Dividends from affiliates	–	9,955	2,231	2
Fee income	–	–	–	1
Foreign tax withheld	(14)	(800)	–	(6)
Total Investment Income	2,382	276,288	47,669	1,072
Expenses:
Advisory fees	691	96,669	25,343	160
Shareholder reports expense	6	3,331	630	2
Transfer agent fees and expenses	6	563	94	3
Registration fees	80	413	281	194
Custodian fees	6	100	24	7
Professional fees	54	169	81	38
Non-interested Trustees’ fees and expenses	4	506	112	1
Administrative services fees - Class D Shares	9	1,076	101	9
Administrative services fees - Class L Shares	N/A	166	985	N/A
Administrative services fees - Class R Shares	N/A	367	82	N/A
Administrative services fees - Class S Shares	2	1,857	210	8
Administrative services fees - Class T Shares	3	18,993	3,049	9
Distribution fees and shareholder servicing fees - Class A Shares	3	3,071	454	9
Distribution fees and shareholder servicing fees - Class C Shares	21	2,088	292	34
Distribution fees and shareholder servicing fees - Class R Shares	N/A	733	165	N/A
Distribution fees and shareholder servicing fees - Class S Shares	2	1,857	210	8
Administrative, networking and omnibus fees - Class A Shares	1	2,514	272	–
Administrative, networking and omnibus fees - Class C Shares	3	301	60	–
Administrative, networking and omnibus fees - Class I Shares	12	3,022	906	1
Other expenses	15	573	124	23
Non-recurring costs (Note 4)	N/A	2	2	N/A
Costs assumed by Janus Capital Management LLC (Note 4)	N/A	(2)	(2)	N/A
Total Expenses	918	138,369	33,475	506
Expense and Fee Offset	–	(27)	(6)	–
Net Expenses	918	138,342	33,469	506
Less: Excess Expense Reimbursement	–	(427)	(997)	(242)
Net Expenses after Expense Reimbursement	918	137,915	32,472	264
Net Investment Income	1,464	138,373	15,197	808
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(2)	5,504	1,131,661	361,248	1,330
Net realized gain/(loss) from futures contracts	(70)	–	–	–
Net realized gain from written options contracts	–	72,865	–	22
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,292	1,630,190	239,642	1,388
Net Gain on Investments	19,726	2,834,716	600,890	2,740
Net Increase in Net Assets Resulting from Operations	$21,190	$2,973,089	$616,087	$3,548

(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.

See Notes to Financial Statements.

64 | JUNE 30, 2011

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Statements of Changes in Net Assets

For the fiscal year ended June 30, 2011, the eight- or eleven-month fiscal period	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
ended June 30, 2010 and the fiscal year ended October 31, 2009 or July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009	2011	2010(3)	2009	2011(4)

Operations:
Net investment income	$1,464	$382	$145	$138,373	$37,542	$56,738	$15,197	$6,850	$12,682	$808
Net realized gain/(loss) from investment and foreign currency transactions(5)	5,504	1,597	11	1,131,661	496,209	(824,044)	361,248	176,729	(152,057)	1,330
Net realized gain/(loss) from futures contracts	(70)	65	(388)	–	–	–	–	–	–	–
Net realized gain/(loss) from written options contracts	–	–	–	72,865	(126,447)	41,325	–	–	–	22
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,292	(3,766)	2,825	1,630,190	(250,397)	2,224,553	239,642	(89,174)	367,791	1,388
Net Increase/(Decrease) in Net Assets Resulting from Operations	21,190	(1,722)	2,593	2,973,089	156,907	1,498,572	616,087	94,405	228,416	3,548
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(2)	(4)	(2)	(7,649)	(1,093)	–	(825)	–	–	(92)
Class C Shares	(4)	–	–	(42)	–	–	(20)	–	–	(60)
Class D Shares	(42)	–	N/A	(7,218)	–	N/A	(324)	–	N/A	(199)
Class I Shares	(822)	(156)	(91)	(25,831)	(4,581)	–	(5,252)	–	–	(151)
Class L Shares	N/A	N/A	N/A	(566)	(1,021)	(5,821)	(2,079)	–	(11,913)	N/A
Class R Shares	N/A	N/A	N/A	(569)	(2)	–	(95)	–	–	N/A
Class S Shares	(4)	–	–	(4,198)	(491)	–	(266)	–	–	(74)
Class T Shares	(9)	–	–	(54,317)	(13,927)	(84,359)	(4,598)	–	(8,212)	(94)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(20)	(3)	–	–	–	–	(4,904)	–	–	(15)
Class C Shares	(47)	(1)	–	–	–	–	(742)	–	–	(15)
Class D Shares	(100)	–	N/A	–	–	N/A	(2,118)	–	N/A	(27)
Class I Shares	(2,000)	(100)	–	–	–	–	(27,280)	–	–	(22)
Class L Shares	N/A	N/A	N/A	–	–	(13,958)	(11,495)	–	(47,807)	N/A
Class R Shares	N/A	N/A	N/A	–	–	–	(698)	–	–	N/A
Class S Shares	(16)	(1)	–	–	–	–	(2,120)	–	–	(15)
Class T Shares	(24)	–	–	–	–	(246,288)	(31,971)	–	(44,332)	(15)
Return of Capital
Class L Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(2,063)	N/A
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,484)	N/A
Net Decrease from Dividends and Distributions	(3,090)	(265)	(93)	(100,390)	(21,115)	(350,426)	(94,787)	–	(115,811)	(779)
Capital Share Transactions:
Shares Sold
Class A Shares	1,727	1,737	674	446,748	377,846	158,332	173,179	75,696	11,204	4,354
Class C Shares	1,913	1,010	500	74,751	65,569	29,160	5,291	22,303	4,122	3,741
Class D Shares	14,590	3,044	N/A	69,912	35,545	N/A	9,111	27,133	N/A	12,476
Class I Shares	33,001	45,326	29,470	1,268,213	1,251,652	352,580	927,157	409,944	233,119	7,470
Class L Shares	N/A	N/A	N/A	10,698	51,104	112,534	47,140	65,179	246,475	N/A
Class R Shares	N/A	N/A	N/A	81,716	51,643	21,222	33,179	20,371	760	N/A
Class S Shares	15	–	500	363,240	277,192	111,281	63,070	38,815	6,215	3,333
Class T Shares	1,691	653	1	1,629,048	1,605,612	2,899,132	400,700	661,799	327,680	4,617
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	N/A	N/A	N/A	829,021	N/A	N/A	58,840	N/A	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	663,866	N/A	N/A	10,144	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	89,080	N/A	N/A	2,010	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	853,788	N/A	N/A	5,513	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	47,867	N/A	N/A	2,921	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	313,849	N/A	N/A	15,455	N/A
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,832	N/A

See Notes to Financial Statements.

See footnotes at the end of the Statements.

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Statements of Changes in Net Assets  (continued)

For the fiscal year ended June 30, 2011, the eight- or eleven-month fiscal period	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
ended June 30, 2010 and the fiscal year ended October 31, 2009 or July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009	2011	2010(3)	2009	2011(4)

Reinvested Dividends and Distributions
Class A Shares	21	4	2	6,592	922	–	4,373	–	–	108
Class C Shares	40	1	–	29	–	–	577	–	–	75
Class D Shares	141	–	N/A	7,020	–	N/A	2,393	–	N/A	201
Class I Shares	2,704	255	91	20,679	3,307	–	22,565	–	–	171
Class L Shares	N/A	N/A	N/A	515	1,000	18,926	13,145	–	60,646	N/A
Class R Shares	N/A	N/A	N/A	496	2	–	609	–	–	N/A
Class S Shares	20	1	–	4,187	482	–	2,386	–	–	89
Class T Shares	33	–	–	52,353	13,396	319,498	35,829	–	52,497	109
Shares Repurchased
Class A Shares	(1,324)	(818)	(27)	(357,161)	(152,773)	(84,083)	(67,765)	(7,918)	(1,662)	(2)
Class C Shares	(831)	(168)	–	(42,925)	(17,723)	(7,048)	(8,004)	(1,150)	(120)	(76)
Class D Shares	(3,008)	(322)	N/A	(126,143)	(49,520)	N/A	(17,688)	(6,354)	N/A	(677)
Class I Shares	(8,971)	(3,596)	(3,016)	(710,167)	(263,968)	(74,692)	(334,568)	(121,195)	(2,098)	(350)
Class L Shares	N/A	N/A	N/A	(24,114)	(365,859)	(175,832)	(475,827)	(166,233)	(248,613)	N/A
Class R Shares	N/A	N/A	N/A	(44,791)	(18,567)	(6,362)	(22,099)	(1,983)	(354)	N/A
Class S Shares	(60)	–	–	(253,868)	(142,151)	(45,609)	(22,837)	(15,269)	(2,931)	N/A
Class T Shares	(309)	(9)	–	(2,325,371)	(1,434,412)	(1,942,713)	(393,596)	(289,837)	(245,452)	(94)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	N/A	N/A	N/A	(829,021)	N/A	N/A	(58,840)	N/A	N/A
Net Increase from Capital Share Transactions	41,393	47,118	28,195	151,657	1,290,299	3,654,776	398,320	711,301	479,363	35,545
Net Increase in Net Assets	59,493	45,131	30,695	3,024,356	1,426,091	4,802,922	919,620	805,706	591,968	38,314
Net Assets:
Beginning of period	75,826	30,695	–	11,764,746	10,338,655	5,535,733	2,464,473	1,658,767	1,066,799	–
End of period	$135,319	$75,826	$30,695	$14,789,102	$11,764,746	$10,338,655	$3,384,093	$2,464,473	$1,658,767	$38,314

Undistributed Net Investment Income/(Loss)*	$849	$232	$31	$59,976	$18,117	$2,773	$8,895	$13,393	$(40)	$138

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 30, 2010 (inception date) through June 30, 2011.
(5)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.56	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.03	.05
Net gain on investments (both realized and unrealized)	2.87	.44	1.11
Total from Investment Operations	3.00	.47	1.16
Less Distributions:
Dividends (from net investment income)*	(.03)	(.03)	(.02)
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions	(.35)	(.05)	(.02)
Net Asset Value, End of Period	$14.21	$11.56	$11.14
Total Return**	26.21%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$2,265	$1,654	$718
Average Net Assets for the Period (in thousands)	$1,237	$1,514	$530
Ratio of Gross Expenses to Average Net Assets***(3)	1.18%	1.29%	1.23%
Ratio of Net Expenses to Average Net Assets***(3)	1.18%	1.29%	1.23%
Ratio of Net Investment Income to Average Net Assets***	1.40%	0.48%	1.19%
Portfolio Turnover Rate***	43%	35%	57%

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Perkins Mid Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$19.04	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.19	.04	(.01)
Net gain on investments (both realized and unrealized)	4.57	.36	2.60
Total from Investment Operations	4.76	.40	2.59
Less Distributions:
Dividends (from net investment income)*	(.14)	(.02)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.14)	(.02)	–
Net Asset Value, End of Period	$23.66	$19.04	$18.66
Total Return**	25.04%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$1,358,791	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$1,228,239	$966,540	$736,402
Ratio of Gross Expenses to Average Net Assets***(3)	1.17%	1.17%	1.22%
Ratio of Net Expenses to Average Net Assets***(3)	1.17%	1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets***	0.82%	0.33%	0.35%
Portfolio Turnover Rate***	66%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

70 | JUNE 30, 2011

Class A Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Perkins Small Cap Value Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.92	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	–	.09	(.07)
Net gain on investments (both realized and unrealized)	4.68	1.35	3.08
Total from Investment Operations	4.68	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	(.10)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions	(.71)	–	–
Net Asset Value, End of Period	$24.89	$20.92	$19.48
Total Return**	22.53%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$223,229	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$181,662	$52,788	$13,537
Ratio of Gross Expenses to Average Net Assets***(3)	1.25%	1.21%	0.97%
Ratio of Net Expenses to Average Net Assets***(3)	1.25%	1.21%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.23%	0.06%	0.62%
Portfolio Turnover Rate***	64%	59%	85%

Class A Shares

Perkins Value Plus
Income Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.29
Net gain on investments (both realized and unrealized)	1.14
Total from Investment Operations	1.43
Less Distributions:
Dividends (from net investment income)*	(.24)
Distributions (from capital gains)*	(.04)
Total Distributions	(.28)
Net Asset Value, End of Period	$11.15
Total Return**	14.49%
Net Assets, End of Period (in thousands)	$4,861
Average Net Assets for the Period (in thousands)	$3,951
Ratio of Gross Expenses to Average Net Assets***(3)	0.94%
Ratio of Net Expenses to Average Net Assets***(3)	0.94%
Ratio of Net Investment Income to Average Net Assets***	3.05%
Portfolio Turnover Rate***	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 71

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.48	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	(.03)	.02
Net gain on investments (both realized and unrealized)	2.82	.42	1.09
Total from Investment Operations	2.87	.39	1.11
Less Distributions:
Dividends (from net investment income)*	(.03)	–	–
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions	(.35)	(.02)	–
Net Asset Value, End of Period	$14.00	$11.48	$11.11
Total Return**	25.21%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$2,797	$1,336	$556
Average Net Assets for the Period (in thousands)	$2,070	$929	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.96%	2.04%	1.98%
Ratio of Net Expenses to Average Net Assets***(3)	1.96%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	(0.23)%	0.48%
Portfolio Turnover Rate***	43%	35%	57%

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Perkins Mid Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$18.93	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	.04	(.04)	(.05)
Net gain on investments (both realized and unrealized)	4.53	.35	2.60
Total from Investment Operations	4.57	.31	2.55
Less Distributions:
Dividends (from net investment income)*	–(6)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$23.50	$18.93	$18.62
Total Return**	24.17%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$242,324	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$211,474	$155,180	$107,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.87%	1.91%	1.97%
Ratio of Net Expenses to Average Net Assets***(3)	1.87%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.11%	(0.41)%	(0.41)%
Portfolio Turnover Rate***	66%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

72 | JUNE 30, 2011

Class C Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Perkins Small Cap Value Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.75	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	(.18)	.05	(.10)
Net gain on investments (both realized and unrealized)	4.63	1.27	3.06
Total from Investment Operations	4.45	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	(.02)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions	(.63)	–	–
Net Asset Value, End of Period	$24.57	$20.75	$19.43
Total Return**	21.55%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$29,444	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$29,169	$16,540	$3,739
Ratio of Gross Expenses to Average Net Assets***(3)	2.05%	1.96%	1.95%
Ratio of Net Expenses to Average Net Assets***(3)	2.05%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.52)%	(0.69)%	(0.39)%
Portfolio Turnover Rate***	64%	59%	85%

Class C Shares

Perkins Value Plus
Income Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.22
Net gain on investments (both realized and unrealized)	1.14
Total from Investment Operations	1.36
Less Distributions:
Dividends (from net investment income)*	(.17)
Distributions (from capital gains)*	(.04)
Total Distributions	(.21)
Net Asset Value, End of Period	$11.15
Total Return**	13.74%
Net Assets, End of Period (in thousands)	$4,128
Average Net Assets for the Period (in thousands)	$3,701
Ratio of Gross Expenses to Average Net Assets***(3)	1.69%
Ratio of Net Expenses to Average Net Assets***(3)	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.27%
Portfolio Turnover Rate***	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 73

Financial Highlights  (continued)

Class D Shares

	Perkins Large Cap
For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30,	Value Fund
2010	2011	2010(1)

Net Asset Value, Beginning of Period	$11.58	$12.15
Income from Investment Operations:
Net investment income	.18	.02
Net gain/(loss) on investments (both realized and unrealized)	2.85	(.59)
Total from Investment Operations	3.03	(.57)
Less Distributions:
Dividends (from net investment income)*	(.14)	–
Distributions (from capital gains)*	(.32)	–
Total Distributions	(.46)	–
Net Asset Value, End of Period	$14.15	$11.58
Total Return**	26.41%	(4.69)%
Net Assets, End of Period (in thousands)	$15,001	$2,437
Average Net Assets for the Period (in thousands)	$7,705	$1,548
Ratio of Gross Expenses to Average Net Assets***(2)	0.92%	1.16%
Ratio of Net Expenses to Average Net Assets***(2)	0.92%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.26%	0.70%
Portfolio Turnover Rate***	43%	35%

Class D Shares

	Perkins Mid Cap
For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30,	Value Fund
2010	2011	2010(1)

Net Asset Value, Beginning of Period	$19.06	$19.52
Income from Investment Operations:
Net investment income	.26	.04
Net gain/(loss) on investments (both realized and unrealized)	4.57	(.50)
Total from Investment Operations	4.83	(.46)
Less Distributions:
Dividends (from net investment income)*	(.18)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.18)	–
Net Asset Value, End of Period	$23.71	$19.06
Total Return**	25.40%	(2.36)%
Net Assets, End of Period (in thousands)	$936,795	$796,330
Average Net Assets for the Period (in thousands)	$896,522	$868,198
Ratio of Gross Expenses to Average Net Assets***(2)	0.88%	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.88%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.14%	0.49%
Portfolio Turnover Rate***	66%	66%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

74 | JUNE 30, 2011

Class D Shares

	Perkins Small Cap
For a share outstanding during the fiscal year ended June 30, 2011 and the fiscal period ended June 30,	Value Fund
2010	2011	2010(1)

Net Asset Value, Beginning of Period	$20.92	$20.79
Income from Investment Operations:
Net investment income	.09	.07
Net gain on investments (both realized and unrealized)	4.65	.06
Total from Investment Operations	4.74	.13
Less Distributions:
Dividends (from net investment income)*	(.09)	–
Distributions (from capital gains)*	(.61)	–
Total Distributions	(.70)	–
Net Asset Value, End of Period	$24.96	$20.92
Total Return**	22.83%	0.63%
Net Assets, End of Period (in thousands)	$86,402	$78,237
Average Net Assets for the Period (in thousands)	$84,313	$74,758
Ratio of Gross Expenses to Average Net Assets***(2)	0.99%	0.98%
Ratio of Net Expenses to Average Net Assets***(2)	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets***	0.54%	0.12%
Portfolio Turnover Rate***	64%	59%

Class D Shares

Perkins Value Plus
Income Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.29
Net gain on investments (both realized and unrealized)	1.16
Total from Investment Operations	1.45
Less Distributions:
Dividends (from net investment income)*	(.26)
Distributions (from capital gains)*	(.04)
Total Distributions	(.30)
Net Asset Value, End of Period	$11.15
Total Return**	14.62%
Net Assets, End of Period (in thousands)	$12,627
Average Net Assets for the Period (in thousands)	$7,656
Ratio of Gross Expenses to Average Net Assets***(2)	0.79%
Ratio of Net Expenses to Average Net Assets***(2)	0.79%
Ratio of Net Investment Income to Average Net Assets***	3.33%
Portfolio Turnover Rate***	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 75

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal	Perkins Large Cap Value Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.58	$11.14	$10.00
Income from Investment Operations:
Net investment income	.19	.07	.04
Net gain on investments (both realized and unrealized)	2.85	.43	1.13
Total from Investment Operations	3.04	.50	1.17
Less Distributions:
Dividends (from net investment income)*	(.13)	(.04)	(.03)
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions	(.45)	(.06)	(.03)
Net Asset Value, End of Period	$14.17	$11.58	$11.14
Total Return**	26.57%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$112,360	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$91,088	$53,625	$17,284
Ratio of Gross Expenses to Average Net Assets***(3)	0.84%	1.04%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	0.84%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.45%	0.76%	1.36%
Portfolio Turnover Rate***	43%	35%	57%

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Perkins Mid Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$19.07	$18.68	$16.07
Income from Investment Operations:
Net investment income	.25	.08	.01
Net gain on investments (both realized and unrealized)	4.59	.37	2.60
Total from Investment Operations	4.84	.45	2.61
Less Distributions:
Dividends (from net investment income)*	(.20)	(.06)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.20)	(.06)	–
Net Asset Value, End of Period	$23.71	$19.07	$18.68
Total Return**	25.46%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$3,385,626	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$2,900,600	$1,712,121	$1,058,484
Ratio of Gross Expenses to Average Net Assets***(3)	0.84%	0.83%	0.81%
Ratio of Net Expenses to Average Net Assets***(3)	0.84%	0.83%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.14%	0.63%	0.75%
Portfolio Turnover Rate***	66%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

76 | JUNE 30, 2011

Class I Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.97	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	.04	.11	(.02)
Net gain on investments (both realized and unrealized)	4.73	1.37	3.04
Total from Investment Operations	4.77	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	(.12)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions	(.73)	–	–
Net Asset Value, End of Period	$25.01	$20.97	$19.49
Total Return**	22.89%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$1,317,183	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$1,091,334	$408,417	$42,710
Ratio of Gross Expenses to Average Net Assets***(3)	0.93%	0.85%	0.77%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets***	0.55%	0.52%	0.80%
Portfolio Turnover Rate***	64%	59%	85%

Class I Shares

Perkins Value Plus
Income Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.30
Net gain on investments (both realized and unrealized)	1.15
Total from Investment Operations	1.45
Less Distributions:
Dividends (from net investment income)*	(.26)
Distributions (from capital gains)*	(.04)
Total Distributions	(.30)
Net Asset Value, End of Period	$11.15
Total Return**	14.66%
Net Assets, End of Period (in thousands)	$7,860
Average Net Assets for the Period (in thousands)	$6,004
Ratio of Gross Expenses to Average Net Assets***(3)	0.77%
Ratio of Net Expenses to Average Net Assets***(3)	0.77%
Ratio of Net Investment Income to Average Net Assets***	3.27%
Portfolio Turnover Rate***	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 77

Financial Highlights  (continued)

Class L Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended	Perkins Mid Cap Value Fund
June 30, 2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$19.18	$18.79	$16.75	$26.69	$24.99	$23.34
Income from Investment Operations:
Net investment income	.73	1.72	.23	.49	.39	.39
Net gain/(loss) on investments (both realized and unrealized)	4.18	(1.28)	2.93	(7.31)	3.28	3.37
Total from Investment Operations	4.91	.44	3.16	(6.82)	3.67	3.76
Less Distributions:
Dividends (from net investment income)*	(.19)	(.05)	(.33)	(.39)	(.35)	(.28)
Distributions (from capital gains)*	–	–	(.79)	(2.73)	(1.62)	(1.83)
Total Distributions	(.19)	(.05)	(1.12)	(3.12)	(1.97)	(2.11)
Net Asset Value, End of Period	$23.90	$19.18	$18.79	$16.75	$26.69	$24.99
Total Return**	25.66%	2.36%	20.67%	(28.49)%	15.49%	17.08%
Net Assets, End of Period (in thousands)	$63,549	$61,880	$350,003	$365,505	$885,293	$1,068,045
Average Net Assets for the Period (in thousands)	$66,281	$347,623	$298,741	$759,342	$1,043,566	$921,447
Ratio of Gross Expenses to Average Net Assets***(2)	0.74%	0.76%	0.87%	0.84%	0.77%	0.78%
Ratio of Net Expenses to Average Net Assets***(2)	0.74%	0.76%	0.87%	0.84%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.32%	0.85%	1.11%	1.76%	1.60%	1.79%
Portfolio Turnover Rate***	66%	66%	88%	103%	95%	95%

Class L Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended	Perkins Small Cap Value Fund
June 30, 2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$21.21	$19.72	$18.24	$28.20	$30.54	$31.38
Income from Investment Operations:
Net investment income	.51	.18	.09	.33	.38	.54
Net gain/(loss) on investments (both realized and unrealized)	4.34	1.31	3.45	(5.86)	2.61	3.43
Total from Investment Operations	4.85	1.49	3.54	(5.53)	2.99	3.97
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	–	(.38)	(.35)	(.50)	(.36)
Distributions (from capital gains)*	(.61)	–	(1.62)	(4.08)	(4.83)	(4.45)
Return of capital	N/A	N/A	(.06)	N/A	N/A	N/A
Total Distributions and Other	(.72)	–	(2.06)	(4.43)	(5.33)	(4.81)
Net Asset Value, End of Period	$25.34	$21.21	$19.72	$18.24	$28.20	$30.54
Total Return**	23.03%	7.56%	23.12%	(22.39)%	11.06%	13.93%
Net Assets, End of Period (in thousands)	$325,503	$657,562	$706,873	$563,464	$771,789	$923,755
Average Net Assets for the Period (in thousands)	$419,652	$706,615	$613,826	$664,935	$831,092	$1,092,751
Ratio of Gross Expenses to Average Net Assets***(2)	0.84%	0.83%	0.85%	0.82%	0.80%	0.80%
Ratio of Net Expenses to Average Net Assets***(2)	0.84%	0.83%	0.85%	0.81%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets***	0.76%	0.70%	1.28%	1.65%	1.34%	1.51%
Portfolio Turnover Rate***	64%	59%	85%	112%	59%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

78 | JUNE 30, 2011

Class R Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Perkins Mid Cap Value Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.00	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	.12	–	(.03)
Net gain on investments (both realized and unrealized)	4.56	.36	2.60
Total from Investment Operations	4.68	.36	2.57
Less Distributions:
Dividends (from net investment income)*	(.09)	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.09)	–	–
Net Asset Value, End of Period	$23.59	$19.00	$18.64
Total Return**	24.64%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$170,602	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$146,674	$94,163	$64,070
Ratio of Gross Expenses to Average Net Assets***(3)	1.49%	1.52%	1.53%
Ratio of Net Expenses to Average Net Assets***(3)	1.49%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.47%	(0.04)%	0.03%
Portfolio Turnover Rate***	66%	66%	88%

Class R Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Perkins Small Cap Value Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.83	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	(.04)	.11	(.12)
Net gain on investments (both realized and unrealized)	4.61	1.26	3.11
Total from Investment Operations	4.57	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	(.08)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions	(.69)	–	–
Net Asset Value, End of Period	$24.71	$20.83	$19.46
Total Return**	22.10%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$38,302	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$32,917	$8,368	$3,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.60%	1.57%	1.54%
Ratio of Net Expenses to Average Net Assets***(3)	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.10)%	(0.28)%	0.10%
Portfolio Turnover Rate***	64%	59%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 79

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.56	$11.13	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.03	.04
Net gain on investments (both realized and unrealized)	2.84	.42	1.10
Total from Investment Operations	2.98	.45	1.14
Less Distributions:
Dividends (from net investment income)*	(.07)	–	(.01)
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions	(.39)	(.02)	(.01)
Net Asset Value, End of Period	$14.15	$11.56	$11.13
Total Return**	26.01%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$685	$580	$557
Average Net Assets for the Period (in thousands)	$685	$616	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.34%	1.53%	1.48%
Ratio of Net Expenses to Average Net Assets***(3)	1.34%	1.53%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.97%	0.28%	0.98%
Portfolio Turnover Rate***	43%	35%	57%

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal	Perkins Mid Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$19.03	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.17	.03	(.02)
Net gain on investments (both realized and unrealized)	4.56	.36	2.61
Total from Investment Operations	4.73	.39	2.59
Less Distributions:
Dividends (from net investment income)*	(.12)	(.02)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.12)	(.02)	–
Net Asset Value, End of Period	$23.64	$19.03	$18.66
Total Return**	24.91%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$834,778	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$742,692	$559,518	$397,613
Ratio of Gross Expenses to Average Net Assets***(3)	1.24%	1.27%	1.28%
Ratio of Net Expenses to Average Net Assets***(3)	1.24%	1.27%	1.28%
Ratio of Net Investment Income to Average Net Assets***	0.74%	0.22%	0.28%
Portfolio Turnover Rate***	66%	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

80 | JUNE 30, 2011

Class S Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eight-month fiscal period	Perkins Small Cap Value Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.88	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	–	.11	(.10)
Net gain on investments (both realized and unrealized)	4.65	1.30	3.10
Total from Investment Operations	4.65	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	(.08)	–	–
Distributions (from capital gains)*	(.61)	–	–
Total Distributions	(.69)	–	–
Net Asset Value, End of Period	$24.84	$20.88	$19.47
Total Return**	22.40%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$106,549	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$83,981	$44,047	$24,792
Ratio of Gross Expenses to Average Net Assets***(3)	1.35%	1.32%	1.21%
Ratio of Net Expenses to Average Net Assets***(3)	1.35%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets***	0.14%	0.07%	0.46%
Portfolio Turnover Rate***	64%	59%	85%

Class S Shares

Perkins Value Plus
Income Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(4)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.27
Net gain on investments (both realized and unrealized)	1.14
Total from Investment Operations	1.41
Less Distributions:
Dividends (from net investment income)*	(.22)
Distributions (from capital gains)*	(.04)
Total Distributions	(.26)
Net Asset Value, End of Period	$11.15
Total Return**	14.24%
Net Assets, End of Period (in thousands)	$3,808
Average Net Assets for the Period (in thousands)	$3,596
Ratio of Gross Expenses to Average Net Assets***(3)	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.20%
Ratio of Net Investment Income to Average Net Assets***	2.75%
Portfolio Turnover Rate***	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 81

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year ended June 30, 2011, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.56	$11.13	$10.22
Income from Investment Operations:
Net investment income	.17	.04	–
Net gain/(loss) on investments (both realized and unrealized)	2.85	.44	.91
Total from Investment Operations	3.02	.48	.91
Less Distributions:
Dividends (from net investment income)*	(.13)	(.03)	–
Distributions (from capital gains)*	(.32)	(.02)	–
Total Distributions	(.45)	(.05)	–
Net Asset Value, End of Period	$14.13	$11.56	$11.13
Total Return**	26.37%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$2,211	$594	$1
Average Net Assets for the Period (in thousands)	$1,402	$142	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.05%	1.29%	1.26%
Ratio of Net Expenses to Average Net Assets***(3)	1.05%	1.29%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.16%	0.53%	1.39%
Portfolio Turnover Rate***	43%	35%	57%

Class T Shares

For a share outstanding during the fiscal year
ended June 30, 2011, the eight-month fiscal
period ended June 30, 2010 and each fiscal year	Perkins Mid Cap Value Fund
ended October 31	2011	2010(4)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$19.06	$18.67	$16.63	$26.56	$24.87	$23.24
Income from Investment Operations:
Net investment income	.24	.06	.11	.29	.32	.37
Net gain/(loss) on investments (both realized and unrealized)	4.56	.37	2.97	(7.09)	3.30	3.33
Total from Investment Operations	4.80	.43	3.08	(6.80)	3.62	3.70
Less Distributions:
Dividends (from net investment income)*	(.16)	(.04)	(.25)	(.40)	(.31)	(.24)
Distributions (from capital gains)*	–	–	(.79)	(2.73)	(1.62)	(1.83)
Total Distributions	(.16)	(.04)	(1.04)	(3.13)	(1.93)	(2.07)
Net Asset Value, End of Period	$23.70	$19.06	$18.67	$16.63	$26.56	$24.87
Total Return**	25.24%	2.27%	20.27%	(28.59)%	15.38%	16.88%
Net Assets, End of Period (in thousands)	$7,796,637	$6,830,168	$7,321,160	$5,170,228	$5,892,209	$5,181,449
Average Net Assets for the Period (in thousands)	$7,597,129	$7,518,444	$5,907,999	$6,009,064	$5,710,028	$4,806,698
Ratio of Gross Expenses to Average Net Assets***(3)	0.99%	1.03%	1.11%	1.07%	0.86%	0.93%
Ratio of Net Expenses to Average Net Assets***(3)	0.99%	1.03%	1.11%	1.06%	0.85%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.02%	0.49%	0.84%	1.47%	1.49%	1.69%
Portfolio Turnover Rate***	66%	66%	88%	103%	95%	95%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

82 | JUNE 30, 2011

Class T Shares

For a share outstanding during the fiscal year ended
June 30, 2011, the eight-month fiscal period ended
June 30, 2010 and each fiscal year ended	Perkins Small Cap Value Fund
October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$20.92	$19.47	$17.98	$27.90	$30.29	$31.16
Income from Investment Operations:
Net investment income	.05	.12	.08	.32	.32	.39
Net gain/(loss) on investments (both realized and unrealized)	4.66	1.33	3.39	(5.83)	2.57	3.49
Total from Investment Operations	4.71	1.45	3.47	(5.51)	2.89	3.88
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–	(.31)	(.33)	(.45)	(.30)
Distributions (from capital gains)*	(.61)	–	(1.62)	(4.08)	(4.83)	(4.45)
Return of capital	N/A	N/A	(.05)	N/A	N/A	N/A
Total Distributions and Other	(.70)	–	(1.98)	(4.41)	(5.28)	(4.75)
Net Asset Value, End of Period	$24.93	$20.92	$19.47	$17.98	$27.90	$30.29
Total Return**	22.65%	7.45%	22.87%	(22.57)%	10.77%	13.71%
Net Assets, End of Period (in thousands)	$1,257,481	$1,010,405	$659,087	$503,335	$813,857	$1,153,144
Average Net Assets for the Period (in thousands)	$1,219,414	$936,037	$441,820	$662,033	$974,404	$1,259,565
Ratio of Gross Expenses to Average Net Assets***(2)	1.10%	1.08%	1.11%	1.03%	1.01%	1.01%
Ratio of Net Expenses to Average Net Assets***(2)	1.10%	1.08%	1.11%	1.03%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	0.42%	0.35%	1.06%	1.44%	1.13%	1.26%
Portfolio Turnover Rate***	64%	59%	85%	112%	59%	62%

Class T Shares

Perkins Value Plus
Income Fund
For a share outstanding during the fiscal period ended June 30, 2011	2011(3)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	.29
Net gain/(loss) on investments (both realized and unrealized)	1.14
Total from Investment Operations	1.43
Less Distributions:
Dividends (from net investment income)*	(.24)
Distributions (from capital gains)*	(.04)
Total Distributions	(.28)
Net Asset Value, End of Period	$11.15
Total Return**	14.49%
Net Assets, End of Period (in thousands)	$5,030
Average Net Assets for the Period (in thousands)	$4,002
Ratio of Gross Expenses to Average Net Assets***(2)	0.94%
Ratio of Net Expenses to Average Net Assets***(2)	0.94%
Ratio of Net Investment Income to Average Net Assets***	3.08%
Portfolio Turnover Rate***	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 83

Notes to Schedules of Investments

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

Value Income Index	Value Income Index is a hypothetical internally-calculated index which combines the total returns from the Russell 1000® Value Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

84 | JUNE 30, 2011

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$1,989,551	5.2%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended June 30, 2011.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/11

Perkins Mid Cap Value Fund
Aaron Rents, Inc.(1)	600,000	$10,757,692	2,850,000	$51,526,314	$20,372,553	$44,400	N/A
Bill Barrett Corp.*,(1)	700,000	27,048,342	896,227	28,123,231	7,037,521	–	N/A
Charles River Laboratories International, Inc.*,(1)	900,000	28,251,081	1,300,000	40,541,675	10,002,251	–	N/A
Comstock Resources, Inc.*,(1)	700,000	17,606,896	1,300,000	43,728,361	(8,074,011)	–	N/A
First Niagara Financial Group, Inc.(1)	5,600,000	68,622,017	–	–	–	1,696,000	N/A
Intersil Corp. – Class A(1)	400,000	4,482,914	4,200,000	58,025,961	(1,326,216)	1,644,000	N/A
Jones Apparel Group, Inc.(1)	4,500,000	61,568,308	4,500,000	61,568,308	(3,178,424)	–	N/A
Kaydon Corp.	400,000	13,662,763	–	–	–	334,368	$70,908,000
M.D.C. Holdings, Inc.	1,825,599	49,979,193	–	–	–	625,068	66,534,653
Potlatch Corp.	750,000	26,114,775	966,800	33,814,999	1,877,372	4,335,612	72,314,081
QLogic Corp.*	2,450,000	39,591,250	–	–	–	–	87,563,184
Semtech Corp.*,(1)	400,000	6,926,524	1,900,000	32,150,331	13,916,554	–	N/A
Skechers U.S.A., Inc. – Class A(1)	2,100,795	42,763,680	2,100,795	42,763,680	(11,019,988)	–	N/A
SRA International, Inc.*,(1)	–	–	1,600,000	26,918,964	18,300,399	–	N/A
Tech Data Corp.*	250,000	9,714,325	–	–	–	–	124,669,500
URS Corp.*	1,500,000	61,206,159	400,000	18,022,245.00	416,204.00	–	201,330,000
Washington Federal, Inc.	–	–	–	–	–	1,276,000	95,294,000

		$468,295,919		$437,184,069	$48,324,215	$9,955,448	$718,613,418

Janus Value Funds | 85

Notes to Schedules of Investments (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/11

Perkins Small Cap Value Fund
Angiodynamics, Inc.*	922,890	$14,037,560	100,000	$1,616,729	$(29,630)	$–	$25,228,225
Callaway Golf Co.	1,000,000	6,889,620	–	–	–	39,000	24,258,000
CRA International, Inc.*,(1)	–	–	300,000	7,590,828	(676,616)	–	N/A
Dycom Industries, Inc.*,(1)	400,000	4,248,536	1,500,000	13,831,306	9,205,827	–	N/A
Genoptix, Inc.(1)	–	–	1,200,000	35,011,415	(12,549,588)	–	N/A
Glacier Bancorp., Inc.	2,750,000	39,280,526	–	–	–	482,309	53,246,000
Glatfelter(1)	840,000	10,007,783	500,000	6,807,710	580,962	473,400	N/A
Government Properties Income Trust(1)	416,358	10,703,905	–	–	–	649,293	N/A
Harte-Hanks, Inc.	1,750,000	19,670,567	300,000	4,295,737	(389,556)	264,000	26,796,000
Kaydon Corp.	860,000	31,169,074	–	–	–	323,000	67,176,000
MarineMax, Inc.*	1,326,929	10,141,462	–	–	–	–	13,375,898
Monolithic Power Systems, Inc.*,(1)	1,950,000	30,732,079	350,000	5,879,088	136,668	–	N/A
Movado Group, Inc.(1)	70,326	972,152	350,000	4,116,867	1,476,098	–	N/A
Navigators Group (The), Inc.*	300,000	14,299,202	275,000	13,069,163	490,897	–	56,400,000
Omnicell, Inc.*	450,000	5,978,309	450,000	5,486,992	1,032,680	–	26,503,000
Petroquest Energy, Inc.*	3,600,000	29,922,743	300,000	2,608,746	245,074	–	23,166,000
Sterling Construction Co., Inc.*	300,000	3,711,169	–	–	–	–	16,524,000
Titan Machinery, Inc.(1)	–	–	900,000	12,077,979	5,456,131	–	N/A
Vital Images, Inc.(1)	72,197	926,323	872,197	13,508,369	2,824,599	–	N/A

		$232,691,010		$125,900,929	$7,803,546	$2,231,002	$332,673,123

(1)	Company was no longer an affiliate as of June 30, 2011.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$1,857,040	$–
Food – Miscellaneous/Diversified	930,500	1,619,500	–
Medical – Drugs	5,197,318	1,466,640	–
Medical – Generic Drugs	–	964,400	–
Oil and Gas Drilling	–	746,200	–
Publishing – Books	–	808,800	–
All Other	111,059,318	–	–

Repurchase Agreement	–	11,260,000	–

Total Investments in Securities	$117,187,136	$18,722,580	$–

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$149,644,959	$–
Food – Miscellaneous/Diversified	78,162,000	132,799,000	–
Medical – Drugs	94,416,000	116,109,000	–
Medical – Generic Drugs	–	101,288,762	–
Oil and Gas Drilling	–	103,935,000	–
Publishing – Books	–	110,024,896	–
All Other	12,849,257,285	–	–

Repurchase Agreements	–	1,023,852,000	–

Total Investments in Securities	$13,021,835,285	$1,737,653,617	$–

Investments in Securities:
Perkins Small Cap Value Fund
Common Stock
Medical Labs and Testing Services	$–	$30,612,874	$–
All Other	2,871,180,378	–	–

Repurchase Agreements	–	468,759,000	–

Total Investments in Securities	$2,871,180,378	$499,371,874	$–

86 | JUNE 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Value Plus Income Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$284,783	$–

Bank Loans	–	319,735	–

Common Stock
Cellular Telecommunications	–	745,416	–
Electric – Integrated	473,871	182,964	–
Food – Miscellaneous/Diversified	149,976	259,120	–
Medical – Drugs	994,898	690,379	–
Medical – Generic Drugs	–	270,032	–
Oil and Gas Drilling	–	159,900	–
Oil Companies – Integrated	1,048,632	142,260	–
Publishing – Books	–	227,324	–
Soap and Cleaning Preparations	–	105,352	–
Tobacco	166,535	88,000	–
Transportation – Air Freight	–	51,050	–
Transportation – Services	58,344	42,250	–
All Other	16,741,792	–	–

Corporate Bonds	–	10,295,257	–

Preferred Stock	–	89,895	–

U.S. Government Agency Notes	–	1,107,991	–

U.S. Treasury Notes/Bonds	–	2,215,838	–

Money Market	–	845,339	–

Total Investments in Securities	$19,634,048	$18,122,885	$–

Investments in Purchased Options:
Perkins Mid Cap Value Fund	$–	$62,650,753	$–

Other Financial Instruments(b):
Perkins Mid Cap Value Fund	$–	$(8,643,098)	$–
Perkins Value Plus Income Fund	(2,624)	(2,835)	–

(a)	Includes Fair Value Factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2011 is noted below.

Fund	Aggregate Value

Perkins Mid Cap Value Fund	$31,331,330
Perkins Value Plus Income Fund	1,931,363

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Value Funds | 87

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period from July 30, 2010 (inception date) through June 30, 2011 for Perkins Value Plus Income Fund and for the fiscal year ended June 30, 2011 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund. The Trust offers forty-one funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of

88 | JUNE 30, 2011

the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such

Janus Value Funds | 89

Notes to Financial Statements (continued)

distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized

90 | JUNE 30, 2011

as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Funds during the fiscal year ended June 30, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to

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Notes to Financial Statements (continued)

use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

92 | JUNE 30, 2011

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written

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Notes to Financial Statements (continued)

options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended June 30, 2011 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at June 30, 2010	116,956	$33,659,301
Options written	358,261	63,560,096
Options closed	(5,830)	(1,061,060)
Options expired	(337,907)	(72,608,773)
Options exercised	–	–

Options outstanding at June 30, 2011	131,480	$23,549,564

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2010	–	–
Options written	1,345	23,325
Options closed	(12)	(322)
Options expired	(956)	(17,489)
Options exercised	(195)	(3,080)

Options outstanding at June 30, 2011	182	$2,434

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2010	–	$–
Options written	490	18,756
Options closed	(11)	(7,587)
Options expired	(239)	(4,790)
Options exercised	(17)	(93)

Options outstanding at June 30, 2011	223	$6,286

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of June 30, 2011.

Fair Value of Derivative Instruments as of June 30, 2011

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Mid Cap Value Fund
Equity Contracts	Unaffiliated investments at value	$62,650,753	Options written, at value	$8,643,098

Total		$62,650,753		$8,643,098

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Equity Contracts			Options written, at value	$5,459

Total				$5,459

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended June 30, 2011.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended June 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$(70,421)	$–	$–	$–	$(70,421)

Total	$(70,421)	$–	$–	$–	$(70,421)

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Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$172,437	$–	$–	$–	$172,437

Total	$172,437	$–	$–	$–	$172,437

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(213,124,617)	$–	$(213,124,617)

Total	$–	$–	$(213,124,617)	$–	$(213,124,617)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(52,378,356)	$–	$(52,378,356)

Total	$–	$–	$(52,378,356)	$–	$(52,378,356)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$(275)	$–	$21,579	$–	$21,304

Total	$(275)	$–	$21,579	$–	$21,304

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$3,262	$–	$3,262

Total	$–	$–	$3,262	$–	$3,262

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds, particularly Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-

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Notes to Financial Statements (continued)

Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Perkins Value Plus Income Fund may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal period ended June 30, 2011 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Perkins Value Plus Income Fund	$285,748	2.9400% - 6.7500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund

96 | JUNE 30, 2011

intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition,

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Notes to Financial Statements (continued)

these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the fiscal year or period ended June 30, 2011.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Small Cap Value Fund	N/A	0.72
Perkins Value Plus Income Fund	All Asset Levels	0.60

For each Fund, except Perkins Value Plus Income Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund.

98 | JUNE 30, 2011

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s respective benchmark index. For periods beginning July 6, 2009, the investment performance of each Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal year ended June 30, 2011, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Perkins Large Cap Value Fund	$24,231
Perkins Mid Cap Value Fund	8,415,872
Perkins Small Cap Value Fund	2,717,707

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by each of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements)

Janus Value Funds | 99

Notes to Financial Statements (continued)

and 50% of the advisory fee payable by the equity portion of Perkins Value Plus Income Fund to Janus Capital (net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on each of Perkins Large Cap Value Fund’s, Perkins Mid Cap Value Fund’s, and Perkins Small Cap Value Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred

100 | JUNE 30, 2011

during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2011 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	1.00
Perkins Mid Cap Value Fund	0.86
Perkins Small Cap Value Fund	0.96
Perkins Value Plus Income Fund	0.76

Janus Capital is entitled to recoup such reimbursement or fee reduction from Perkins Value Plus Income Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentage stated. The recoupment of such reimbursements expires July 30, 2013.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended June 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended June 30, 2011.

For the fiscal year ended June 30, 2011, Janus Capital assumed $50,303 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $546,917 was paid by the Trust during the fiscal year ended June 30, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Janus Value Funds | 101

Notes to Financial Statements (continued)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended June 30, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$3,681
Perkins Mid Cap Value Fund	100,198
Perkins Small Cap Value Fund	5,924
Perkins Value Plus Income Fund	381

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the fiscal year ended June 30, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended June 30, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Perkins Mid Cap Value Fund	$9,617
Perkins Small Cap Value Fund	2,956

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended June 30, 2011, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/11

Janus Cash Liquidity Fund LLC
Perkins Value Plus Income Fund	$22,826,339	$(21,981,000)	$2,421	$845,339

102 | JUNE 30, 2011

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended June 30, 2011, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/10	Purchases	Purchases	Redemptions	Redemption	at 6/30/11

Perkins Large Cap Value Fund - Class C Shares	$500,000	$–	–	$359,712	6/29/2011	$140,288
Perkins Large Cap Value Fund - Class D Shares	10,000	–	–	10,000	6/29/2011	–
Perkins Large Cap Value Fund - Class S Shares	500,000	–	–	39,174	6/29/2011	460,826
Perkins Large Cap Value Fund - Class T Shares	11,000	–	–	11,000	6/29/2011	–
Perkins Value Plus Income Fund - Class A Shares	–	3,333,333	7/29/10	–	–	3,333,333
Perkins Value Plus Income Fund - Class C Shares	–	3,333,333	7/29/10	–	–	3,333,333
Perkins Value Plus Income Fund - Class D Shares	–	3,333,333	7/29/10	–	–	3,333,333
Perkins Value Plus Income Fund - Class I Shares	–	3,333,334	7/29/10	–	–	3,333,334
Perkins Value Plus Income Fund - Class S Shares	–	3,333,333	7/29/10	–	–	3,333,333
Perkins Value Plus Income Fund - Class T Shares	–	3,333,334	7/29/10	–	–	3,333,334

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2010 through June 30, 2011. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Perkins Large Cap Value Fund	$2,994,341	$2,533,263	$–	$–	$(3,401)	$13,089,967
Perkins Mid Cap Value Fund	60,373,793	569,410,290	(8,451,179)	(12,003)	14,534,401	2,105,821,354
Perkins Small Cap Value Fund	116,402,065	201,669,090	(9,938,310)	–	(85,064)	326,716,937
Perkins Value Plus Income Fund(1)	1,395,678	4,219	–	(81)	2,324	1,368,515

(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2011

		Accumulated
Fund	June 30, 2016	Capital Losses

Perkins Mid Cap Value Fund(1)	$(8,451,179)	$(8,451,179)
Perkins Small Cap Value Fund(1)	(9,938,310)	(9,938,310)

(1)	Capital loss carryovers subject to annual limitations.

Janus Value Funds | 103

Notes to Financial Statements (continued)

During the fiscal year ended June 30, 2011, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Perkins Mid Cap Value Fund	$574,030,002
Perkins Small Cap Value Fund	1,987,662

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Large Cap Value Fund	$122,819,749	$15,079,777	$(1,989,810)
Perkins Mid Cap Value Fund	12,716,318,301	2,370,670,208	(264,848,854)
Perkins Small Cap Value Fund	3,043,835,315	390,547,743	(63,830,806)
Perkins Value Plus Income Fund(1)	36,388,418	1,915,089	(546,574)

(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year or period ended June 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund	$1,758,204	$1,331,444	$–	$–
Perkins Mid Cap Value Fund	100,389,907	–	–	–
Perkins Small Cap Value Fund	13,458,935	81,327,698	–	–
Perkins Value Plus Income Fund(1)	779,239	–	–	–

(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

For the eight- or eleven-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund(1)	$264,984	$–	$–	$–
Perkins Mid Cap Value Fund(2)	21,114,759	–	–	–
Perkins Small Cap Value Fund(2)	–	–	–	–

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

104 | JUNE 30, 2011

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended June 30, 2011, the eight- or eleven-month fiscal period ended June 30, 2010 and each fiscal year or period ended October 31 or July 31

	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap	Perkins Value Plus
	Value Fund	Value Fund	Value Fund	Income Fund(1)

Class A Shares
2011	1.18%	1.20%	1.25%	1.86%
2010(2)	1.32%	N/A	N/A	N/A
2010(3)	N/A	1.17%	1.21%	N/A
2009(4)	2.19%	N/A	N/A	N/A
2009(5)	N/A	1.27%	1.02%	N/A

Class C Shares
2011	1.96%	1.87%	2.05%	2.62%
2010(2)	2.09%	N/A	N/A	N/A
2010(3)	N/A	1.91%	1.96%	N/A
2009(4)	2.90%	N/A	N/A	N/A
2009(5)	N/A	2.00%	2.13%	N/A

Class D Shares
2011	0.92%	0.88%	0.99%	1.73%
2010(6)	1.16%	0.93%	0.98%	N/A

Class I Shares
2011	0.84%	0.84%	0.93%	1.61%
2010(2)	1.08%	N/A	N/A	N/A
2010(3)	N/A	0.83%	0.85%	N/A
2009(4)	2.15%	N/A	N/A	N/A
2009(5)	N/A	0.81%	0.77%	N/A

Class L Shares
2011	N/A	0.99%	1.08%	N/A
2010(3)	N/A	1.02%	1.08%	N/A
2009	N/A	1.13%	1.10%	N/A
2008	N/A	1.04%	1.02%	N/A
2007	N/A	0.81%	0.97%	N/A
2006	N/A	0.89%	1.00%	N/A

Class R Shares
2011	N/A	1.49%	1.60%	N/A
2010(3)	N/A	1.52%	1.57%	N/A
2009(5)	N/A	1.53%	1.54%	N/A

Class S Shares
2011	1.34%	1.24%	1.35%	2.12%
2010(2)	1.65%	N/A	N/A	N/A
2010(3)	N/A	1.27%	1.32%	N/A
2009(4)	2.32%	N/A	N/A	N/A
2009(5)	N/A	1.28%	1.29%	N/A

Class T Shares
2011	1.05%	0.99%	1.10%	1.86%
2010(2)	1.29%	N/A	N/A	N/A
2010(3)	N/A	1.03%	1.08%	N/A
2009(7)	4.70%	N/A	N/A	N/A
2009(8)	N/A	1.11%	1.11%	N/A
2008	N/A	1.07%	1.03%	N/A
2007	N/A	0.86%	1.01%	N/A
2006	N/A	0.93%	1.01%	N/A

(1)	Period from July 30, 2010 (inception date) through June 30, 2011.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from December 31, 2008 (inception date) through July 31, 2009.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from February 16, 2010 (inception date) through June 30, 2010.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.
(8)	Period from November 1, 2008 through October 31, 2009.

Janus Value Funds | 105

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For the fiscal year ended June 30,
2011, the eight- or eleven-month
fiscal period ended June 30, 2010 and
the fiscal year
or period ended October 31, 2009 or	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011(5)

Transactions in Fund Shares – Class A Shares:
Shares sold	123	140	67	20,242	18,745	8,635	7,511	3,466	575	426
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	37,761	N/A	N/A	538	N/A
Reinvested dividends and distributions	1	1	–	296	47	–	184	–	–	10
Shares repurchased	(108)	(62)	(3)	(16,221)	(7,584)	(4,492)	(2,855)	(364)	(85)	–
Net Increase/(Decrease) in Fund Shares	16	79	64	4,317	11,208	41,904	4,840	3,102	1,028	436
Shares Outstanding, Beginning of Period	143	64	–	53,112	41,904	–	4,130	1,028	–	–
Shares Outstanding, End of Period	159	143	64	57,429	53,112	41,904	8,970	4,130	1,028	436
Transactions in Fund Shares – Class C Shares:
Shares sold	142	80	50	3,381	3,257	1,597	229	1,024	214	370
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	5,297	N/A	N/A	111	N/A
Reinvested dividends and distributions	3	–	–	2	–	–	24	–	–	7
Shares repurchased	(61)	(14)	–	(1,950)	(885)	(385)	(345)	(53)	(6)	(7)
Net Increase/(Decrease) in Fund Shares	84	66	50	1,433	2,372	6,509	(92)	971	319	370
Shares Outstanding, Beginning of Period	116	50	–	8,881	6,509	–	1,290	319	–	–
Shares Outstanding, End of Period	200	116	50	10,314	8,881	6,509	1,198	1,290	319	370
Transactions in Fund Shares – Class D Shares:
Shares sold	1,056	237(6)	N/A	3,145	1,724(6)	N/A	379	1,196(6)	N/A	1,175
Shares issued in connection with restructuring (Note 9)	N/A	N/A	N/A	N/A	42,480(6)	N/A	N/A	2,830(6)	N/A	N/A
Reinvested dividends and distributions	11	–(6)	N/A	315	–(6)	N/A	101	–(6)	N/A	18
Shares repurchased	(218)	(26)(6)	N/A	(5,730)	(2,430)(6)	N/A	(757)	(287)(6)	N/A	(61)
Net Increase/(Decrease) in Fund Shares	849	211(6)	N/A	(2,270)	41,774(6)	N/A	(277)	3,739(6)	N/A	1,132
Shares Outstanding, Beginning of Period	211	–	N/A	41,774	–	N/A	3,739	–	N/A	–
Shares Outstanding, End of Period	1,060	211	N/A	39,504	41,774	N/A	3,462	3,739	N/A	1,132

106 | JUNE 30, 2011

For the fiscal year ended June 30,
2011, the eight- or eleven-month
fiscal period ended June 30, 2010 and
the fiscal year
or period ended October 31, 2009 or	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011(5)

Transactions in Fund Shares – Class I Shares:
Shares sold	2,407	3,652	2,866	57,218	62,067	18,921	40,230	18,819	11,739	721
Shares issued in connection with restructuring (Note 10)	N/A	N/A	N/A	N/A	N/A	52,515	N/A	N/A	497	N/A
Reinvested dividends and distributions	203	21	9	928	169	–	946	–	–	16
Shares repurchased	(661)	(286)	(284)	(31,925)	(13,034)	(4,080)	(13,886)	(5,570)	(105)	(32)
Net Increase/(Decrease) in Fund Shares	1,949	3,387	2,591	26,221	49,202	67,356	27,290	13,249	12,131	705
Shares Outstanding, Beginning of Period	5,978	2,591	–	116,558	67,356	–	25,380	12,131	–	–
Shares Outstanding, End of Period	7,927	5,978	2,591	142,779	116,558	67,356	52,670	25,380	12,131	705
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	N/A	482	2,515	6,973	1,999	2,971	14,737	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	23	51	1,280	544	–	4,056	N/A
Shares repurchased	N/A	N/A	N/A	(1,072)	(17,967)	(11,441)	(20,694)	(7,823)	(13,839)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	(567)	(15,401)	(3,188)	(18,151)	(4,852)	4,954	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	3,226	18,627	21,815	30,998	35,850	30,896	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	2,659	3,226	18,627	12,847	30,998	35,850	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	N/A	3,742	2,573	1,181	1,431	931	39	N/A
Shares issued in connection with restructuring (Note 10)	N/A	N/A	N/A	N/A	N/A	2,983	N/A	N/A	171	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	22	–	–	26	–	–	N/A
Shares repurchased	N/A	N/A	N/A	(2,004)	(921)	(344)	(937)	(93)	(18)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	1,760	1,652	3,820	520	838	192	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	5,472	3,820	–	1,030	192	–	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	7,232	5,472	3,820	1,550	1,030	192	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	1	–	50	16,525	13,718	6,098	2,690	1,812	332	334
Shares issued in connection with restructuring (Note 10)	N/A	N/A	N/A	N/A	N/A	19,652	N/A	N/A	1,177	N/A
Reinvested dividends and distributions	1	–	–	188	25	–	100	–	–	8
Shares repurchased	(4)	–	–	(11,351)	(7,094)	(2,455)	(965)	(704)	(153)	–
Net Increase/(Decrease) in Fund Shares	(2)	–	50	5,362	6,649	23,295	1,825	1,108	1,356	342
Shares Outstanding, Beginning of Period	50	50	–	29,944	23,295	–	2,464	1,356	–	–
Shares Outstanding, End of Period	48	50	50	35,306	29,944	23,295	4,289	2,464	1,356	342

Janus Value Funds | 107

Notes to Financial Statements (continued)

For the fiscal year ended June 30,
2011, the eight- or eleven-month
fiscal period ended June 30, 2010 and
the fiscal year
or period ended October 31, 2009 or	Perkins Large Cap			Perkins Mid Cap			Perkins Small Cap			Perkins Value Plus
July 31, 2009	Value Fund			Value Fund			Value Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011(5)

Transactions in Fund Shares – Class T Shares:
Shares sold	126	52	98*	74,154	79,480	182,232	17,272	30,496	18,146	450
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	N/A	N/A	(42,480)	N/A	N/A	(2,830)	N/A	N/A
Shares issued in connection with restructuring (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	139	N/A
Reinvested dividends and distributions	3	–	–	2,351	685	21,752	1,505	–	3,565	10
Shares repurchased	(23)	(1)	–	(105,939)	(71,403)	(122,827)	(16,645)	(13,206)	(15,988)	(9)
Net Increase/(Decrease) in Fund Shares	106	51	98*	(29,434)	(33,718)	81,157	2,132	14,460	5,862	451
Shares Outstanding, Beginning of Period	51	–	–	358,421	392,139	310,982	48,309	33,849	27,987	–
Shares Outstanding, End of Period	157	51	98*	328,987	358,421	392,139	50,441	48,309	33,849	451

*	Shares are not in thousands.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class L Shares and Class T Shares.
(5)	Period from July 30, 2010 (inception date) through June 30, 2011.
(6)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through June 30, 2010.

108 | JUNE 30, 2011

8.	Purchases and Sales of Investment Securities

For the fiscal year ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$79,433,887	$40,730,498	$–	$–
Perkins Mid Cap Value Fund	8,455,260,791	8,335,654,682	–	–
Perkins Small Cap Value Fund	1,885,237,986	1,682,112,935	–	–
Perkins Value Plus Income Fund	58,273,245	24,019,246	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund acquired all of the net assets of Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
	Target Fund’s		Acquiring	Acquiring		Unrealized
	Shares	Target Fund’s	Fund’s Shares	Fund’s Net	Combined Net	Appreciation/
	Outstanding	Net Assets Prior	Issued in	Assets Prior to	Assets after	(Depreciation)
Fund	Prior to Merger	to Merger	Merger	Merger	Merger	Prior to Merger

Perkins Mid Cap Value Fund	138,163,103	$1,899,985,868	118,208,457	$6,489,618,981	$8,389,604,849	$(68,465,211)
Perkins Small Cap Value Fund	4,271,025	43,398,734	2,495,253	1,097,606,566	1,141,005,300	5,523,182

11.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments are scheduled for September 2011.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not currently believe that the pending action will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

Janus Value Funds | 109

Notes to Financial Statements (continued)

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

13.	Subsequent Event

Effective July 1, 2011, Janus Capital is reimbursed additional out-of-pocket costs from the Funds that it incurs for providing administration services to the Funds (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived).

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

110 | JUNE 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (four of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2011 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 17, 2011

Janus Value Funds | 111

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

For Perkins Value Plus Income Fund

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment advisor of Perkins Value Plus Income Fund (the “New Fund”), considered the proposed investment advisory agreement and subadvisory agreement for the New Fund at a meeting held on March 10, 2010. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital and Perkins Investment Management LLC (“Perkins”) in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees unanimously approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 1, 2012, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees’ analysis of the nature, extent, and quality of Janus Capital’s and Perkins’ proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing reviews of information related to Janus funds. In addition, the Trustees reviewed Janus Capital’s and Perkins’ resources and key personnel, especially those employees who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital and Perkins, such as the managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital and Perkins to the New Fund were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement and that the New Fund was likely to benefit from services provided under its agreements with Janus Capital and Perkins. They also concluded that the quality of Janus Capital’s and Perkins’ services to the other Funds for which each serves as investment adviser or subadviser, as applicable, has generally been very good, and has been consistent with or superior to quality norms in the mutual fund industry; that Janus Capital and Perkins have sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively; and that Janus Capital’s and Perkins’ financial conditions are each sound. In reaching their conclusions, the Trustees considered information provided by Janus Capital and Perkins for their consideration of the proposed agreements, as well as information previously provided to them by Janus Capital and Perkins in connection with their consideration of the continuation of other investment advisory agreements and subadvisory agreements entered into with Janus Capital and Perkins on behalf of other Funds.

112 | JUNE 30, 2011

Costs of Services Provided

The Trustees examined the proposed fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital and Perkins in determining compensation payable to the portfolio managers and the competition for investment management talent, as well as the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitations agreed to by Janus Capital and Perkins, was comparable to or more favorable than the median expense ratio of their peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other similarly situated clients.

Economies of Scale

The Trustees considered information about the potential for Janus Capital and/or Perkins to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds. As a general matter, the Trustees also concluded that until there was significant growth in the New Fund’s assets, it was premature to attempt to analyze potential future economies of scale.

Benefits Derived from the Relationship with the New Fund

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund’s Class S Shares for its services to the New Fund. They also considered Janus Capital’s proposed use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreements and the fees to be paid by the New Fund therefore, the New Fund, Janus Capital, and Perkins may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital and Perkins may potentially benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund may potentially benefit from Janus Capital’s and Perkins’ receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital and Perkins. They also concluded that success of the New Fund could attract other business to Janus Capital or Perkins or other Funds and that the success of Janus Capital and Perkins could enhance Janus Capital’s and/or Perkins’ ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are independent Trustees, concluded that approval of the New Fund’s agreements were in the best interest of the New Fund and its shareholders.

Janus Value Funds | 113

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2010 for all Funds except Perkins Value Plus Income Fund, which are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2b. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but

114 | JUNE 30, 2011

not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial

Janus Value Funds | 115

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

116 | JUNE 30, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year or period ended June 30, 2011:

Capital Gain Distributions

Fund

Perkins Large Cap Value Fund	$1,331,444
Perkins Small Cap Value Fund	81,327,698

Dividends Received Deduction Percentage

Fund

Perkins Large Cap Value Fund	55%
Perkins Mid Cap Value Fund	100%
Perkins Small Cap Value Fund	31%
Perkins Value Plus Income Fund(1)	26%

(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

Qualified Dividend Income

Fund

Perkins Large Cap Value Fund	69%
Perkins Mid Cap Value Fund	100%
Perkins Small Cap Value Fund	31%
Perkins Value Plus Income Fund(1)	31%

(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

Janus Value Funds | 117

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 51 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	51	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General Partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	51	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

118 | JUNE 30, 2011

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company (1987-1994).	51	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of Remedy Temp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	51	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Formerly, Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (2005-2010). Formerly, private investor.	51*	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	51	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (“JCF“), an offshore product, consisting of 20 funds. Including JCF and the 51 funds comprising the Janus funds, Mr. Mullen oversees 71 funds.

Janus Value Funds | 119

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	51	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	51	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

120 | JUNE 30, 2011

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Value Funds | 121

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0711-106	125-02-93007 08-11

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), William D. Cvengros, and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal periods ended June 30 as well as the last periods ended October 31 and July 31. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee(or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
June 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2011	$636,698	$0	$206,959	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2010	$479,808	$0	$96,550	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$349,743	$0	$51,166	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$177,129	$0	$146,527	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal periods ended June 30 as well as the last periods ended October 31 and July 31.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
June 30	Service Providers	Service Providers	Providers
2011	$17,640	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2010	$457,774	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers
2009	$62,453	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers
2009	$170,107	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, proxy statement, non- recurring audit, merger review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal periods ended June 30 as well as the last periods ended October 31 and July 31 for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
June 30	(A)	(B)	(C)	and (C)1
2011	$0	$0	$0	$0
2010	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
October 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
July 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public,

the Funds have not divested from any securities of any issuers or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable.

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies Not applicable.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable.

Item 10 —	Submission of Matters to a Vote of Security Holders The Registrant has made the following non-material change to its Nominating and Governance Committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees by increasing the number of days for a shareholder to submit further information as requested by the Nominating and Governance Committee from seven to fourteen days.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: August 29, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: August 29, 2011

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2011